                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-59347

                         Nations Master Investment Trust
           ------------------------ --------------------------------
               (Exact name of registrant as specified in charter)

     One Bank of America Plaza, NC1-002-12-01, Charlotte NC        28255
    -------------------------------------------------------------------------
          (Address of principal executive offices)                (Zip code)

                            Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
                  ---------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-704-388-9174

Date of fiscal year end: 03/31/05

Date of reporting period: 03/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                      Nations Convertible
                                                      Securities Fund

                                                      Nations Asset
                                                      Allocation Fund

                                                      Nations Value Fund

                                                      Nations MidCap Value Fund

                                                      Nations SmallCap
                                                      Value Fund

                                                      Nations Marsico
                                                      Growth Fund

                                                      Nations Strategic
                                                      Growth Fund

                                                      Nations Marsico
Stock Funds                                           Focused Equities Fund

                                                      Nations Marsico MidCap
Annual report for the year ended                      Growth Fund
March 31, 2005
                                                      Nations Marsico
                                                      21st Century Fund

                                                      Nations Small
                                                      Company Fund




                                                            [NATIONS FUNDS LOGO]

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-626-2275 (institutional investors) and 800-321-7854 (individual investors). Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP DISTRIBUTORS, LLC and Banc of America Capital Management, LLC are the distributor and investment advisor to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC.




NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE

PRESIDENT'S LETTER

[CHRISTOPHER WILSON PHOTO]
                  DEAR SHAREHOLDER:

                  Columbia Management, the asset management division of Bank of America, is in the process of combining various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. Our objective is to provide our shareholders with the best products and services possible. A number of changes are in the works that we believe may offer significant benefits for our shareholders. Some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to help maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes later this year.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have also reduced management fees for many funds as part of our settlement agreement with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the better has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Nations Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ CHRISTOPHER WILSON

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations Convertible Securities Fund                           3
                                       Nations Asset Allocation Fund                                10
                                       Nations Value Fund                                           17
                                       Nations MidCap Value Fund                                    23
                                       Nations SmallCap Value Fund                                  29
                                       Nations Marsico Growth Fund                                  35
                                       Nations Strategic Growth Fund                                42
                                       Nations Marsico Focused Equities Fund                        49
                                       Nations Marsico MidCap Growth Fund                           56
                                       Nations Marsico 21st Century Fund                            63
                                       Nations Small Company Fund                                   70
                                       FINANCIAL STATEMENTS
                                       Investment portfolios                                        77
                                       Statements of assets and liabilities                        110
                                       Statements of operations                                    112
                                       Statements of changes in net assets                         114
                                       Schedules of capital stock activity                         120
                                       Financial highlights                                        132
                                       Notes to financial statements                               154
                                       Report of independent registered public accounting firm     171
                                       Tax information                                             172
                                       Investment portfolios -- Nations Master Investment Trust    175
                                         Nations Marsico Growth Master Portfolio                   175
                                         Nations Strategic Growth Master Portfolio                 178
                                         Nations Marsico Focused Equities Master Portfolio         182
                                         Nations Small Company Master Portfolio                    184
                                       Statements of assets and liabilities                        188
                                       Statements of operations                                    189
                                       Statements of changes in net assets                         190
                                       Financial highlights                                        192
                                       Notes to financial statements                               193
                                       Report of independent registered public accounting firm     201
                                       Fund governance                                             202
                                       Board consideration and re-approval of investment advisory
                                         and sub-advisory agreements                               205
                                       Shareholder meeting results                                 210

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                                                                    [LIPPER FUND AWARDS USA 2005 LOGO]
      NATIONS FUNDS(R) EARNS 2005 LIPPER AWARD FOR "BEST EQUITY
      FUND GROUP"                                                   Lipper Inc., a widely respected data
                                                                    provider in the industry, calculates an
      NATIONS FUNDS WON THE "BEST EQUITY FUND GROUP" AMONG          average total return for mutual funds
      LARGER FUND GROUPS. IN THE EQUITY ASSET CLASS, NATIONS        with similar investment objectives as
      COMPETED WITH 61 OTHER ELIGIBLE FUND FAMILIES TO WIN THE      those of the fund.
      AWARD. LIPPER DETERMINED THE LARGER FUND GROUP AWARDS BY
      AVERAGING THE DECILE RANK OF THE THREE-YEAR CONSISTENT
      RETURN SCORES FOR ALL OF THE FIRM'S FUNDS WITHIN THE ASSET
      CLASS, AND THE ELIGIBLE GROUP WITH THE LOWEST AVERAGE
      DECILE RANK RECEIVED THE AWARD FOR THAT ASSET CLASS. IN
      CASE OF A TIE, THE GROUP WITH THE LOWER AVERAGE PERCENTILE
      RANK RECEIVED THE AWARD. LARGER FUND GROUPS MUST HAVE AT
      LEAST THREE EQUITY, THREE BOND OR THREE MIXED EQUITY
      PORTFOLIOS THAT RECEIVED CONSISTENT RETURN SCORES AS OF
      DECEMBER 31, 2004 TO BE ELIGIBLE FOR A FUND GROUP AWARD IN
      THE RESPECTIVE ASSET CLASS.
      ALTHOUGH LIPPER MAKES REASONABLE EFFORTS TO ENSURE THE
      ACCURACY AND RELIABILITY OF THE DATA CONTAINED HEREIN, THE
      ACCURACY IS NOT GUARANTEED BY LIPPER. USERS ACKNOWLEDGE
      THAT THEY HAVE NOT RELIED UPON ANY WARRANTY, CONDITION,
      GUARANTEE OR REPRESENTATION MADE BY LIPPER. ANY USE OF THE
      DATA FOR ANALYZING, MANAGING OR TRADING FINANCIAL
      INSTRUMENTS IS AT THE USER'S OWN RISK. THIS IN NOT AN
      OFFER TO BUY OR SELL SECURITIES.

NATIONS CONVERTIBLE

SECURITIES FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS CONVERTIBLE SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Convertible Securities Fund Investor A Shares provided shareholders with a total return of 3.87%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Our investment style seeks to exploit to the fullest extent the unique characteristics of convertible securities, while adhering to a disciplined investment process and adapting to an ever-evolving market environment. Within the convertible securities asset class universe, we focus on securities known as balanced convertibles. Balanced convertibles exhibit both fixed income and equity features and generally produce the highest risk-adjusted returns. Over the long term, we believe that this strategy has the potential to outperform strategies that focus purely on high fixed income or equity sensitivity.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           The Nations Convertible Securities Fund (Investor A Shares) outperformed its benchmark, the Merrill Lynch All Convertibles All Qualities Index*** for each of the four quarters during the 12 months ended March 31, 2005. For the fiscal year, the fund posted a positive return of 3.87%, compared with a return of 0.24% for the Merrill Lynch All Convertibles All Qualities Index.

                           Sector allocation and security selection accounted for the fund's outperformance relative to its benchmark, especially within the energy sector.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           With the exception of a rally late last year, most segments of the equity markets delivered weak performance for the 12-month period. Higher energy prices, an uncertain corporate profit outlook and rising short-term interest rates held the markets back. However, the fund posted positive returns for three of the four quarters while its benchmark registered losses for three quarters. Fund performance benefited from our bullish stance on energy, an emphasis on quality and a preference for companies that are growing their businesses over those that relied on cost cutting to bolster their bottom lines.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Merrill Lynch All Convertibles All Qualities Index is an unmanaged index which measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy with a total market value greater than $50 million at issuance.



                           MOST CONVERTIBLE SECURITIES ARE BELOW INVESTMENT GRADE AND TEND TO BE
                           MORE SPECULATIVE THAN HIGHER-RATED SECURITIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CONVERTIBLE

SECURITIES FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?+

                           The fund took an overweight position in the energy sector, led by the belief of a structural shift in the growth of global demand, lagging refining capacity and a higher cost structure of alternative resources. Large holdings in the sector included Amerada Hess and Chesapeake convertible preferred securities. The fund also had an underweight position in the information technology sector, due to its poor visibility, high inventory build up and a lack of pricing power. Sizeable exposure to basic materials and capital goods companies also proved beneficial, as China and other emerging nations devoured industrial materials. Among consumer discretionary sectors, our decision to underweight US automotive stocks and overweight exposure to hotel companies was rewarded. In autos, declining market share and profit margins, challenges from overseas, high inventories and onerous healthcare obligations all forced share prices lower. In the lodging industry, capacity increases fell behind robust demand; companies with high profiles in major urban and resort areas were the chief beneficiaries.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Doral Financial, a diversified financial holding company with mortgage operations in Puerto Rico, declined on reports that management had overstated the value of certain assets. The fund's stake in Northwest Airlines also hurt returns when an anticipated rebound in business travel to Asia failed to materialize. Vishay Intertechnology, a U.S. electronic manufacturing supply company, also declined. Lackluster order flow, slack demand from customers in the auto industry, and stressful conditions in the computer and telecom markets were to blame. We have since reduced our positions in these names because the companies continue to face some challenges, with limited prospects going forward.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We think that overall economic conditions rather than technical trends in the convertible markets will drive results in upcoming months. With that outlook in mind, we have maintained a defensive positioning within the portfolio, with reduced exposure to non-convertible equities and increased overall credit quality. Although conditions remain challenging, we believe the headwinds are limited. Companies are not issuing large volumes of convertible securities; and currently attractive valuations may entice income-seeking equity investors to the convertible marketplace. With demand and supply roughly in balance, increased investor interest could easily push convertible valuations higher. History also suggests that if stock market volatility increases, investors may be drawn to convertibles because of their built-in option to convert to common shares when stock prices are favorable. Against that backdrop, we believe our "balanced convertibles" approach has the potential to do well.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
 4

NATIONS CONVERTIBLE

SECURITIES FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Yanfang (Emma) Yan has co-managed the fund since 2001. She is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Richard Dahlberg has co-managed Nations Convertible Securities Fund since 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Edward Paik has co-managed the fund since 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS CONVERTIBLE

SECURITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,038.44      1,020.59        4.42         4.38               0.87
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,036.60      1,019.35        5.69         5.64               1.12
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,033.11      1,015.61        9.48         9.40               1.87
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,033.36      1,015.61        9.48         9.40               1.87

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS CONVERTIBLE

SECURITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS CONVERTIBLE SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 2.9%  Consumer staples
 5.0%  Utilities
 5.0%  Telecommunications services
 5.1%  Materials
 9.0%  Energy
10.7%  Financials
12.1%  Industrials
13.0%  Information technology
13.5%  Consumer discretionary
18.7%  Health care
 5.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Tyco International, 3.13% 01/15/23      1.8%
                                                                            -------------------------------------------------
                                                                              2  Amazon.com, 4.75% 02/01/09              1.6%
                                                                            -------------------------------------------------
                                                                              3  Halliburton, 3.13% 07/15/23             1.4%
                                                                            -------------------------------------------------
                                                                              4  Nextel Communications, Class A, 5.25%
                                                                                 01/15/10                                1.3%
                                                                            -------------------------------------------------
                                                                              5  Providian Financial, 2.75% 03/15/16     1.2%
                                                                            -------------------------------------------------
                                                                              6  Host Marriott, 3.25% 04/15/24           1.2%
                                                                            -------------------------------------------------
                                                                              7  Teva Pharmaceutical Industries, 0.50%
                                                                                 02/01/24                                1.2%
                                                                            -------------------------------------------------
                                                                              8  Sealed Air, 3.00% 06/30/33              1.2%
                                                                            -------------------------------------------------
                                                                              9  Genzyme, 1.25% 12/01/23                 1.2%
                                                                            -------------------------------------------------
                                                                             10  Invitrogen, 2.00% 08/01/23              1.2%
                                                                            -------------------------------------------------






                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CONVERTIBLE SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                           MERRILL LYNCH ALL
                                                  NATIONS CONVERTIBLE         LIPPER CONVERTIBLE       CONVERTIBLES ALL QUALITIES
                                                    SECURITIES FUND        SECURITIES FUNDS AVERAGE              INDEX
                                                  -------------------      ------------------------    --------------------------
Mar. 31 1995                                              9425                       10000                       10000
1996                                                     11786                       12163                       12449
                                                         13583                       13496                       13594
1998                                                     17259                       17047                       17594
                                                         17825                       16994                       18611
2000                                                     24845                       23613                       26656
                                                         22887                       20109                       20834
2002                                                     23683                       20065                       20982
                                                         21035                       18728                       19958
2004                                                     27203                       24147                       25662
Mar. 31 2005                                             28264                       24446                       25725

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                                                           MERRILL LYNCH ALL
                                                  NATIONS CONVERTIBLE         LIPPER CONVERTIBLE       CONVERTIBLES ALL QUALITIES
                                                    SECURITIES FUND        SECURITIES FUNDS AVERAGE              INDEX
                                                  -------------------      ------------------------    --------------------------
Mar. 31 1995                                             10000                       10000                       10000
1996                                                     12505                       12163                       12449
                                                         14412                       13496                       13594
1998                                                     18312                       17047                       17594
                                                         18913                       16994                       18611
2000                                                     26360                       23613                       26656
                                                         24283                       20109                       20834
2002                                                     25128                       20065                       20982
                                                         22319                       18728                       19958
2004                                                     28863                       24147                       25662
Mar. 31 2005                                             29985                       24446                       25725


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/95 through
      3/31/05)              11.61%     10.95%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Convertible Securities Fund over the last 10 years. The Merrill Lynch All Convertibles All Qualities Index is an unmanaged index which measures the performance of US dollar-denominated convertible securities of issuers not currently in bankruptcy with a total market value greater than $50 million at issuance. Funds in the Lipper Convertible Securities Funds Average invest their portfolios primarily in convertible bonds and convertible preferred shares. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                  INVESTOR A             INVESTOR B++              INVESTOR C
                                              PRIMARY A+      NAV**        MOP*       NAV**       CDSC***      NAV**      CDSC***
INCEPTION DATE                                 5/21/99             9/25/87                  7/15/98                 10/21/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                               4.18%         3.87%      -2.12%       3.08%      -1.92%       3.16%       2.16%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          6.30%         6.06%       3.98%       5.26%       4.35%       5.26%       5.26%
5 YEARS                                          2.86%         2.61%       1.40%       1.85%       1.55%       1.84%       1.84%
10 YEARS                                        11.88%        11.61%      10.95%      11.07%      11.07%          --          --
SINCE INCEPTION                                 12.42%        12.27%      11.89%      11.96%      11.96%       9.00%       9.00%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.
*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is September 25, 1987.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower.

NATIONS ASSET

ALLOCATION FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS ASSET ALLOCATION FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks to obtain long-term growth from capital appreciation plus dividend and interest income.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Asset Allocation Fund Investor A Shares provided shareholders with a total return of 4.80%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund invests in a mix of equity and fixed income securities that provide exposure primarily to the domestic capital markets. The fund seeks total return through a balance of long-term capital appreciation from equities and the stabilizing characteristics of fixed income investments.
                           The equity portfolio invests in large- and mid-capitalization stocks of generally well-known companies that are recognized leaders in their industry. Combining rigorous fundamental research and quantitative analysis, the team selects securities according to their competitive advantages, solid or improving financial health and attractive valuations. Risk controls are utilized for adequate diversification across market capitalization, economic sectors and growth/value styles. The Russell 1000 Index,*** the benchmark for the equity portion of the fund, reflects the core investment style of the equity portfolio. Although the investment universe consists of both growth and value companies, the quantitative methods driving the investment process may, at times, warrant tactical tilts away from the fund's benchmark.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Asset Allocation Fund (Investor A Shares) returned 4.80% compared to a return of 4.86% for the

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest US companies and represents approximately 90% of the US market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           STOCKS OF MID-CAP COMPANIES POSE SPECIAL RISKS, INCLUDING POSSIBLE
                           ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE
                           ESTABLISHED COMPANIES.

                           INVESTING IN HIGH-YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS")
                           OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN,
                           BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER
                           CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE
                           PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE
                           VALUE OF ALL BONDS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS ASSET

ALLOCATION FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Russell 1000 Index, its benchmark and Lehman Brothers US Aggregate Index+ in a 60/40 mix for the period. The Russell 1000 Index returned 7.24% and the Lehman Brothers US Aggregate Index returned 1.15% for the period.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           The US economy grew at a solid pace during the 12-month period. The labor market reported an increase in the number of new jobs and corporate profit growth was strong. However, inflationary concerns also increased. As a result, the Federal Reserve (The Fed) increased the federal funds rate, a key short-term interest rate, from 1.00% to 2.75% in seven one-quarter percentage steps during the period.

                           Higher interest rates hurt bond market performance, but most of the damage was sustained by short-term bonds. As a result, bond investors turned to lower quality issues for the higher income they pay. While investment grade corporate bonds had a modest positive return, high-yield bonds were the best performing fixed income alternative during the period.

                           By contrast, stock market investors exhibited a renewed aversion to risk and flocked to higher quality companies. Value stocks benefited from this trend, as did energy stocks and the stocks of companies paying out relatively high dividends. As investors turned more defensive, the mid-capitalization segment of the market benefited most and small-cap stocks had the weakest returns.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?++

                           Within the stock portfolio, the fund's holdings in the energy sector contributed significantly to performance, as high energy prices boosted stock prices. Valero Energy and Marathon Oil were two of the area's strongest contributors. Stock selection in the health care, financial and basic materials sectors also aided returns. In the health care sector, Triad Hospitals was a top performer. Strong performance from Charter One Financial and Aetna in the financial area, also helped drive the fund's results. Copper producer Phelps Dodge was another significant contributor.

                           Within the bond portfolio, the funds' substantial holdings in corporate bonds relative to its benchmark were favorable to performance. A sizeable allocation to high-yield bonds also helped.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Poor performance from equity holdings in the consumer cyclical, consumer staples and communications sectors of the market detracted from the fund's return. Lear, Wal-Mart Stores and Clear Channel Communications were among the stocks in these areas that hurt results. A relatively light allocation to the mortgage-backed sector of the bond market during the first half of the period also detracted, as that sector outperformed Treasuries and investment-grade corporate issues.

                           +The Lehman Brothers US Aggregate Index is an unmanaged index of US government agency and US Treasury securities, corporate bonds, and agency- and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS ASSET

ALLOCATION FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           With the expectation that interest rates are likely to continue to move higher, we have focused on segments of the bond market that we believe have the lowest vulnerability to higher rates, including corporate bonds, mortgage- and asset-backed securities. We have also increased the fund's exposure to high-quality, dividend-paying stocks and lowered exposure to small-cap stocks because we believe that baby boomers advancing to retirement are more likely to favor the former and grow less comfortable with the latter. These sectors represent larger segments of the fund's portfolio than they do in its benchmark, which we believe positions the fund to take advantage of current trends.

                               ---------------------------------------------

                           Vikram Kuriyan has comanaged the equity portion of Nations Asset Allocation Fund since February 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Michael Welhoelter has comanaged the equity portion of the fund since February 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Leonard Aplet has comanaged the fixed-income and money market portions of the fund since February 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Richard Cutts has comanaged the fixed-income and money market portions of the fund since February 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Prior to February 2005, the fund was managed by the Quantitative Strategies Group and the Fixed Income Management Team.

NATIONS ASSET

ALLOCATION FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,050.36      1,019.75        5.32         5.24               1.04
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,049.02      1,018.50        6.59         6.49               1.29
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,044.88      1,014.76       10.40        10.25               2.04
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,045.08      1,014.76       10.40        10.25               2.04

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

NATIONS ASSET

ALLOCATION FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS ASSET ALLOCATION FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

 67.8%  Common stocks
 11.7%  Mortgage-backed securities
  9.3%  Corporate fixed-income bonds and notes
  6.9%  Government agencies and obligations
  4.1%  Asset-backed securities
  0.2%  Collateralized mortgage obligations

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

TOP 10 HOLDINGS
-------------------------------------------------
  1  FNMA 5.00% 04/15/20                     4.0%
-------------------------------------------------
  2  General Electric                        2.1%
-------------------------------------------------
  3  U.S. Treasury Bonds, 6.25% 8/15/23      2.1%
-------------------------------------------------
  4  Exxon Mobil                             2.0%
-------------------------------------------------
  5  FNMA 5.00% 04/15/35                     1.9%
-------------------------------------------------
  6  Citigroup                               1.9%
-------------------------------------------------
  7  GNMA 5.50% 03/15/35                     1.8%
-------------------------------------------------
  8  Johnson & Johnson                       1.7%
-------------------------------------------------
  9  Pfizer                                  1.5%
-------------------------------------------------
 10  Microsoft                               1.3%
-------------------------------------------------

THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
WHICH THE FUND MAY INVEST.

NATIONS ASSET ALLOCATION FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                          NATIONS ASSET       LIPPER BALANCED FUNDS                          LEHMAN BROTHERS U.S.
                                         ALLOCATION FUND             AVERAGE           RUSSELL 1000 INDEX      AGGREGATE INDEX
                                         ---------------      ---------------------    ------------------    --------------------
Mar. 31 1995                                  9425.00               10000.00                10000.00               10000.00
                                             11404.00               12152.00                13274.00               11079.00
1997                                         12979.00               13468.00                15642.00               11623.00
                                             16942.00               17332.00                23200.00               13017.00
1999                                         19419.00               18620.00                27066.00               13861.00
                                             21487.00               20752.00                32801.00               14121.00
2001                                         19327.00               19507.00                25339.00               15890.00
                                             19318.00               19844.00                25559.00               16740.00
2003                                         16217.00               17235.00                19294.00               18697.00
                                             20228.00               21368.00                26312.00               19707.00
Mar. 31 2005                                 21203.00               22288.00                28220.00               19932.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                          NATIONS ASSET       LIPPER BALANCED FUNDS                          LEHMAN BROTHERS U.S.
                                         ALLOCATION FUND             AVERAGE           RUSSELL 1000 INDEX      AGGREGATE INDEX
                                         ---------------      ---------------------    ------------------    --------------------
Mar. 31 1995                                  10000                   10000                  10000                  10000
                                              12100                   12152                  13274                  11079
1997                                          13771                   13468                  15642                  11623
                                              17975                   17332                  23200                  13017
1999                                          20603                   18620                  27066                  13861
                                              22798                   20752                  32801                  14121
2001                                          20506                   19507                  25339                  15890
                                              20496                   19844                  25559                  16740
2003                                          17207                   17235                  19294                  18697
                                              21462                   21368                  26312                  19707
Mar. 31 2005                                  22492                   22288                  28220                  19932


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                  10-YEAR                                                       NAV**       MOP*

                  (3/31/95 through 3/31/05)                                     8.44%      7.80%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Asset Allocation Fund over the last 10 years. The Lehman Brothers US Aggregate Index is an unmanaged index of US Treasury securities, US government agency securities, corporate bonds and agency-and mortgage-backed securities. The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest US companies and represents approximately 90% of the US equity market. Funds in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A             INVESTOR B++              INVESTOR C
                                             PRIMARY A+      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                5/21/99             1/18/94                  7/15/98                 11/11/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              5.01%         4.80%      -1.22%       3.97%      -1.03%        4.02%       3.02%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         3.34%         3.14%       1.12%       2.31%       1.35%        2.31%       2.31%
5 YEARS                                        -0.04%        -0.27%      -1.45%      -1.05%      -1.41%       -1.05%      -1.05%
10 YEARS                                        8.72%         8.44%       7.80%       7.89%       7.89%           --          --
SINCE INCEPTION                                 8.32%         8.08%       7.51%       7.58%       7.58%        5.52%       5.52%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect at CDSC fees of 1.00% in the first year after purchase.

+Primary A Shares commences operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 are not applicable to Primary A Shares. Inception date for Investor A Shares is January 18, 1994.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 18, 1994.

NATIONS VALUE FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks growth of capital by investing in companies that are believed to be undervalued.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Value Fund Investor A Shares provided shareholders with a total return of 12.16%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks may deliver superior risk-adjusted performance over time. Further, we believe that companies can go through periods when their business prospects temporarily deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk-management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Value Fund (Investor A Shares) returned 12.16% compared with a return of 13.17% for the Russell 1000 Value Index,*** its benchmark. The Lipper Multi-Cap Value Funds Average+ returned 9.96% over that same time period.

                           WHAT ECONOMIC AND MARKET FACTORS INFLUENCED
                           PERFORMANCE?

                           As interest rates rose stock prices declined relative to their earnings, but this was more than offset by an improvement in corporate profits. Despite positive returns over the period, investors became increasingly concerned about an economic slowdown driven by either higher interest rates or higher energy prices.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?++

                           Much of the portfolio's success was driven by sector allocation. Decisions to de-emphasize consumer stocks and to focus on basic industries and capital goods stocks, where demand was quite strong, were rewarded. Given the perceived risk of rising interest rates, the underweight in financial stocks was also beneficial. Stock

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 1000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

                           +Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS VALUE FUND
                           selection in the financial sector was very strong with names such as Wachovia and Wells Fargo posting good results. In addition, a number of our REIT (Real Estate Investment Trust) holdings were up strongly as well.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Selected holdings in the communications sector detracted from performance, including Clear Channel Communications, the largest owner of radio stations in the United States, and Dow Jones, best known as the publisher of the Wall Street Journal. Both companies were hurt by a soft advertising environment, which was reflected in their stock prices. Within telecommunications, most of the fund's exposure was to the regional bell operating companies (RBOCs), which have had to raise spending to fend off competitive threats.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We believe that the portfolio is positioned to benefit from continued economic growth as well as moderately rising interest rates. We are focused on the most attractively valued companies within a broad range of economic sectors. We look to increase the number of positions moving forward in order to reduce stock specific risk.
                            ----------------------------------------------

                           Lori Ensinger has co-managed Nations Value Fund since August 2001. Ms. Ensinger is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Diane Sobin co-managed the fund since August 2001. Ms. Sobin is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           The Board of Trustees of the Funds approved a proposal to merge the Columbia Growth & Income Fund into the Nations Value Fund, subject to approval by shareholders of the Fund and the satisfaction of certain other conditions. The merger is expected to be completed in the third quarter of 2005.

NATIONS VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,118.03      1,021.14        4.01         3.83               0.76
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,115.93      1,019.90        5.33         5.09               1.01
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,112.39      1,016.16        9.27         8.85               1.76
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,112.39      1,016.16        9.27         8.85               1.76

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS VALUE FUND
hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 3.2%  Telecommunication services
 4.6%  Information technology
 4.8%  Health care
 6.2%  Utilities
 7.0%  Consumer staples
 7.1%  Materials
10.3%  Consumer discretionary
13.9%  Energy
14.8%  Industrials
25.4%  Financials
 2.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Exxon Mobil                             4.6%
                                                                            -------------------------------------------------
                                                                              2  Citigroup                               3.5%
                                                                            -------------------------------------------------
                                                                              3  Altria Group                            3.3%
                                                                            -------------------------------------------------
                                                                              4  General Electric                        2.8%
                                                                            -------------------------------------------------
                                                                              5  Wachovia                                2.5%
                                                                            -------------------------------------------------
                                                                              6  Merrill Lynch                           2.3%
                                                                            -------------------------------------------------
                                                                              7  United Technologies                     1.9%
                                                                            -------------------------------------------------
                                                                              8  ChevronTexaco                           1.9%
                                                                            -------------------------------------------------
                                                                              9  Genworth Financial                      1.7%
                                                                            -------------------------------------------------
                                                                             10  US Bancorp                              1.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                             LIPPER MULTI-CAP VALUE
                                                   NATIONS VALUE FUND             FUNDS AVERAGE         RUSSELL 1000 VALUE INDEX
                                                   ------------------        ----------------------     ------------------------
Mar. 31 1995                                               9425                       10000                       10000
1996                                                      12291                       12786                       13349
                                                          14479                       14782                       15761
1998                                                      20013                       20619                       23196
                                                          20805                       20370                       24365
2000                                                      20708                       22144                       25909
                                                          20233                       23187                       25979
2002                                                      21312                       24655                       27117
                                                          15521                       18861                       20937
2004                                                      21964                       26745                       29484
Mar. 31 2005                                              24633                       29400                       33367

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                             LIPPER MULTI-CAP VALUE
                                                   NATIONS VALUE FUND             FUNDS AVERAGE         RUSSELL 1000 VALUE INDEX
                                                   ------------------        ----------------------     ------------------------
Mar. 31 1995                                              10000                       10000                       10000
1996                                                      13041                       12786                       13349
                                                          15362                       14782                       15761
1998                                                      21234                       20619                       23196
                                                          22075                       20370                       24365
2000                                                      21971                       22144                       25909
                                                          21468                       23187                       25979
2002                                                      22612                       24655                       27117
                                                          16468                       18861                       20937
2004                                                      23304                       26745                       29484
Mar. 31 2005                                              26138                       29400                       33367


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**      MOP*
     (3/31/95 through
      3/31/05)              10.08%     9.43%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Value Fund over the last 10 years. The Russell 1000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range. The indices are unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                               PRIMARY A      NAV**       MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                  9/19/89            12/6/89                 6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              12.51%        12.16%      5.73%      11.31%       6.31%       11.36%      10.36%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          5.19%         4.95%      2.89%       4.12%       3.19%        4.13%       4.13%
5 YEARS                                          3.81%         3.54%      2.32%       2.75%       2.46%        2.76%       2.76%
10 YEARS                                        10.37%        10.08%      9.43%       9.31%       9.31%        9.39%       9.39%
SINCE INCEPTION                                 10.42%        10.32%      9.90%       9.14%       9.14%        9.54%       9.54%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CSDC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CSDC fee of 1.00% in the first year after purchase.
 22

NATIONS MIDCAP

VALUE FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS MIDCAP VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital with income as a secondary consideration.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations MidCap Value Fund Investor A Shares provided shareholders with a total return of 19.90%.**
--------------------------------------------------------------------------------

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           We focus on mid-capitalization stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their business prospects deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk-management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM OVER THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations MidCap Value Fund (Investor A Shares) returned 19.90% compared with a return of 18.34% for the Russell MidCap Value Index,*** its benchmark.

                           WHAT ECONOMIC AND MARKET FACTORS INFLUENCED
                           PERFORMANCE?

                           As interest rates rose, stock valuations compressed. However, this was more than offset by an improvement in corporate profits. Returns were positive for the period but investors became increasingly concerned about an economic slowdown driven by either higher interest rates or higher energy prices.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?++

                           Much of the portfolio's success was driven by stock selection. Decisions to deemphasize consumer staples stocks and to focus on basic industry stocks, where demand was quite strong, were rewarded. The fund also had more exposure to energy -- the strongest sector performer for the period -- than the index, which paid off as oil prices rose. Given the perceived risk of rising interest rates, an underweight in financial stocks also worked. Yet, selected financial stocks performed well, such as Legg Mason. More important, the average return of the bank stocks we owned was more than twice the return of the bank stocks in the benchmark. Stock selection also helped results, including Aetna within health care and Martin Marietta Materials in the consumer cyclicals area.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Russell Midcap Value Index is an unmanaged index which measures the performance of those securities in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS MIDCAP

VALUE FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Generally speaking, unfavorable factors were the result of disappointing performance from specific stocks. A slight overweight relative to the index in technology stocks, especially networking stocks, hurt performance. Many of these companies were hurt by lower-than-anticipated capital spending activity. In communications, a slower advertising environment hurt Dow Jones, the publisher of the Wall Street Journal.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We believe that the portfolio is positioned to benefit from continued economic growth as well as moderately rising interest rates. We are focused on finding the most attractively valued companies within a broad range of economic sectors. We look to increase the number of positions moving forward in order to reduce stock specific risk.
                            ---------------------------------------------------

                           Diane Sobin has co-managed Nations MidCap Value Fund since November 2001. Ms. Sobin is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           David Hoffman has co-managed the fund since April 2004. Mr. Hoffman is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.




                           INVESTING IN MID-CAP STOCKS MAY PRESENT SPECIAL RISKS, INCLUDING POSSIBLE ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE ESTABLISHED COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,159.41      1,020.29        5.01         4.68               0.93
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,158.32      1,019.05        6.35         5.94               1.18
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,154.13      1,015.31       10.37         9.70               1.93
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,153.88      1,015.31       10.36         9.70               1.93

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS MIDCAP

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MIDCAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.5%  Telecommunication services
 4.5%  Consumer staples
 5.2%  Health care
 5.5%  Information technology
 7.4%  Energy
 8.5%  Utilities
12.1%  Materials
12.5%  Consumer discretionary
18.3%  Industrials
23.2%  Financials
 2.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  Constellation Energy Group              1.4%
 -------------------------------------------------
   2  Marshall and Ilsley                     1.3%
 -------------------------------------------------
   3  Martin Marietta Materials               1.3%
 -------------------------------------------------
   4  UST                                     1.3%
 -------------------------------------------------
   5  Marathon Oil                            1.2%
 -------------------------------------------------
   6  Dollar General                          1.2%
 -------------------------------------------------
   7  Pitney Bowes                            1.2%
 -------------------------------------------------
   8  Sempra Energy                           1.2%
 -------------------------------------------------
   9  Burlington Northern Santa Fe            1.1%
 -------------------------------------------------
  10  Waste Management                        1.1%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS MIDCAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                 NATIONS MIDCAP VALUE FUND          RUSSELL MIDCAP VALUE INDEX
                                                                 -------------------------          --------------------------
Nov. 20 2001                                                               9425.00                           10000.00
                                                                          10685.00                           11276.00
2002                                                                       8296.00                            9060.00
                                                                          12261.00                           13735.00
Mar. 31 2005                                                              14702.00                           16252.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                 NATIONS MIDCAP VALUE FUND          RUSSELL MIDCAP VALUE INDEX
                                                                 -------------------------          --------------------------
Nov. 20 2001                                                              10000.00                           10000.00
                                                                          11337.00                           11276.00
2002                                                                       8802.00                            9060.00
                                                                          13009.00                           13735.00
Mar. 31 2005                                                              15599.00                           16252.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (11/20/01 through
      3/31/05)              14.15%     12.16%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Value Fund from the inception of the share class. The Russell Midcap Value Index is an unmanaged index which measures the performance of those securities in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                INVESTOR A              INVESTOR B                INVESTOR C
                                             PRIMARY A      NAV**        MOP*       NAV**       CDSC***       NAV**       CDSC***
Inception date                               11/20/01            11/20/01                11/20/01                  11/20/01
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            20.16%        19.90%      13.00%      18.91%      13.91%        18.97%      17.97%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       11.44%        11.22%       9.05%      10.36%       9.53%        10.39%      10.39%
SINCE INCEPTION                               14.43%        14.15%      12.16%      13.29%      12.62%        13.31%      13.31%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower, Investor A Shares are available with a reduced on waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 28

NATIONS SMALLCAP

VALUE FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS SMALLCAP VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital by investing in small capitalization companies believed to be undervalued.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations SmallCap Value Fund Investor A Shares provided shareholders with a total return of 13.42%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios. It is our belief that undervalued and misunderstood stocks have the potential to deliver superior risk-adjusted performance over time. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations SmallCap Value Fund (Investor A Shares) returned 13.42%, compared with a return of 9.79% for its benchmark, the Russell 2000 Value Index.*** The Lipper Small-Cap Value Funds Average+ returned 11.42% over that same time period. The fund outperformed its benchmark mostly because of good stock selection. Seven of the fund's ten sectors outperformed the return of their respective index groups.

                           WHAT ECONOMIC AND MARKET FACTORS INFLUENCED
                           PERFORMANCE?

                           Value stocks were generally strong performers during the reporting period. Increased global economic activity, a resurgence of domestic manufacturing and a weak US dollar bolstered returns on investments in energy, basic industry, capital goods and utility companies. Stronger economic growth and higher commodity prices also raised the specter of inflation and higher interest rates, which put pressure on the financial sector. In addition, corporate spending on information technology infrastructure remained below historical averages, intensifying

                           *The outlook for the fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 2000 Value Index, an unmanaged index, measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper Small-Cap Value Funds average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P SmallCap 600 Index.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           EQUITY INVESTMENTS ARE AFFECTED BY STOCK MARKET FLUCTUATIONS THAT OCCUR
                           IN RESPONSE TO ECONOMIC AND BUSINESS DEVELOPMENTS.

                           INVESTMENTS IN SMALL-CAP STOCKS MAY BE SUBJECT TO GREATER VOLATILITY AND
                           PRICE FLUCTUATIONS BECAUSE THEY MAY BE THINLY TRADED AND LESS LIQUID
                           THAN INVESTMENTS IN LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALLCAP

VALUE FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           challenges faced by companies in already highly competitive technology industries with few barriers to entry and low-cost foreign competition.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           Holdings in the basic industry, capital goods and finance sectors provided the largest contribution to performance during the reporting period. The fund's overweight in the basic industries sector amplified very strong company-specific returns from select chemical and steel investments. Millenium Chemicals, which was acquired during the period, and Crompton were top contributors. Specialty steel producer Carpenter Technology and minimill Steel Dynamics also added notably to the fund's return. We eliminated Millenium Chemicals and Steel Dynamics later in the period. These stocks were the beneficiaries of a rise in commodity prices buoyed by worldwide economic growth. Strong performance from investments in the capital goods group reflected our strategy of overweighting sectors where stocks had been trading at unusually low valuations. Good stock selection and below-index exposure to the weak financial sector also helped. In the financial sector, we underweighted stocks of regional banks and real estate investment trusts, areas that are highly vulnerable to interest rate pressures. In addition, our valuation discipline helped us avoid biotechnology stocks, while emphasizing holdings in health care services. In contrast to a negative sector return for the index, the fund's investments in health care rose more than 20%.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The fund's underweight in the energy sector, by far the top performing group for the benchmark index, held back performance. Although the fund's energy investments generated its highest sector return, 54%, the fund had proportionately less exposure to oil and gas exploration stocks in its portfolio than the index.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We have positioned the fund for continued growth in the US economy and continued increases by the Federal Reserve Board that could put pressure on long-term interest rates and the dollar. In this environment, we are looking for attractively valued companies that have strong balance sheets as well as opportunities to improve their operating performance. At the same time, we are positioning the fund to minimize exposure to interest-rate and currency risks. Given the strong performance of value stocks during the reporting period, we are attracted to companies that are increasing their dividends or repurchasing shares. We are also seeking stocks that could benefit from increased capital spending for equipment and technology in the business sector. The strategy remains to look for companies that we believe are undervalued yet, in our opinion, have good long-term growth opportunities.

                            ---------------------------------------------------

                           Christian Stadlinger has co-managed the fund since May 2002. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Jarl Ginsberg has co-managed Nations Small Cap Value Fund since February 2003. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SMALLCAP

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,099.83      1,019.15        6.07         5.84               1.16
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,098.58      1,017.85        7.43         7.14               1.42
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,094.84      1,014.11       11.33        10.90               2.17
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,093.99      1,014.16       11.28        10.85               2.16

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

NATIONS SMALLCAP

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS SMALLCAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 0.9%  Telecommunication Services
 3.9%  Utilities
 3.6%  Consumer staples
 3.7%  Energy
 3.8%  Health care
 8.5%  Materials
10.4%  Information technology
13.1%  Consumer discretionary
23.6%  Financials
24.6%  Industrials
 3.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  Kennametal                              1.2%
 -------------------------------------------------
   2  Century Aluminum                        1.2%
 -------------------------------------------------
   3  Finish Line                             1.1%
 -------------------------------------------------
   4  Apollo Investment                       1.1%
 -------------------------------------------------
   5  Equity Inns                             1.1%
 -------------------------------------------------
   6  Manitowoc                               1.1%
 -------------------------------------------------
   7  Longs Drug Stores                       1.1%
 -------------------------------------------------
   8  FTI Consulting                          1.1%
 -------------------------------------------------
   9  Overnite                                1.0%
 -------------------------------------------------
  10  Hercules                                1.0%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS SMALLCAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS SMALLCAP VALUE      LIPPER SMALL-CAP VALUE
                                                          FUND                    FUNDS AVERAGE         RUSSELL 2000 VALUE INDEX
                                                 ----------------------      ----------------------     ------------------------
May 1 2002                                                 9425                       10000                       10000
2002                                                       8991                        9433                        9455
                                                           7427                        7605                        7442
                                                           7772                        8003                        7808
                                                           7281                        7544                        7412
2003                                                       8679                        9163                        9095
                                                           9359                        9874                        9798
                                                          11009                       11443                       11401
                                                          11696                       12149                       12190
2004                                                      11971                       12368                       12294
                                                          12074                       12265                       12312
                                                          13635                       13829                       13938
Mar. 31 2005                                              13265                       13537                       13384

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                    Nations SmallCap Value Fund   Lipper Small-Cap Value Funds Average
May 1 2002                                                                10000                                  10000
2002                                                                       9540                                   9433
                                                                           7880                                   7605
                                                                           8246                                   8003
                                                                           7725                                   7544
2003                                                                       9209                                   9163
                                                                           9930                                   9874
                                                                          11681                                  11443
                                                                          12410                                  12149
2004                                                                      12702                                  12368
                                                                          12811                                  12265
                                                                          14467                                  13829
Mar. 31 2005                                                              14074                                  13537

                                                    Russell 2000 Value Index
May 1 2002                                                             10000
2002                                                                    9455
                                                                        7442
                                                                        7808
                                                                        7412
2003                                                                    9095
                                                                        9798
                                                                       11401
                                                                       12190
2004                                                                   12294
                                                                       12312
                                                                       13938
Mar. 31 2005                                                           13384


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**      MOP*
     (5/1/02 through
      3/31/05)              12.43%    10.17%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations SmallCap Value Fund from the inception of the share class. The Russell 2000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Funds in the Lipper Small-Cap Value Funds Average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P SmallCap 600 Index. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                 5/01/02            5/01/02                  5/01/02                  5/01/02
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             13.72%        13.42%       6.88%      12.59%       7.59%       12.51%      11.51%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURN
SINCE INCEPTION                                12.73%        12.43%      10.17%      11.61%      10.77%       11.59%      11.59%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO
GROWTH FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MARSICO GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Marsico Growth Fund Investor A Shares provided shareholders with a total return of 7.85%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Marsico Growth Fund seeks long-term growth of capital. The fund invests primarily in large-capitalization equity securities that are selected for their long-term growth potential. Generally, the fund holds 35 to 50 securities allocated across a variety of economic sectors and industries. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, management teams with an incentive to do well. The fund will typically own three types of stocks: core growth, aggressive growth, and life-cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Marsico Growth Fund (Investor A Shares) returned 7.85% compared with a return of 6.69% for its benchmark, the S&P 500 Index.***

                           The fund's strong performance resulted primarily from good stock selection in the consumer discretionary, health care, financials and industrials sectors. The fund outperformed the index despite a lack of exposure to the top-performing energy sector, a testament to good stock selection in other areas, as well as sector- and industry-level positioning.

                           *The outlook for the fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total sales returns would have been lower.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           THE FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES.
                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           At the beginning of the period, rising oil prices, inflation, rising interest rates and geopolitical risks dominated investors' concerns. Investors were also apprehensive about the US presidential election. There were fears that it would be contested or that there might be a terrorist attack in the days preceding or following the election. Then George W. Bush was definitively elected to a second term without incident. Oil prices had a modest decline. And, the war in Iraq seemed to have less of an impact on investors as these factors were favorably resolved. As a result, the fourth quarter of 2004 was a very good one for the market. Both the third and fourth quarters were good for the fund. However, the period ended on a less positive note as concerns about the continued growth of the US economy were rekindled by rising oil prices and increasing interest rates. As measured by the S&P 500 Index, the domestic equity market returned negative 2.15% for the first quarter of 2005.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           The fund's holdings in Wynn Resorts, Mandalay Resort Group and Four Seasons Hotels were among the largest contributors to overall performance. We sold Mandalay Resort Group by the end of the period. The performance lift from these individual stocks was amplified by the fund's heavy weight in this industry group (hotels, restaurants and leisure). Stock selection and an overweight position in the health care equipment and services industry also benefited performance. The fund's position in UnitedHealth Group emerged as the largest individual stock contributor for the reporting period. Performance was helped by holdings in the diversified financial industry and by a lack of exposure to insurance companies in the financial sector. SLM and Goldman Sachs Group, two of the fund's larger positions, performed well. In addition, a position in FedEx benefited the fund's results in the transportation industry.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The fund missed out on gains from the energy sector, which posted the benchmark index's strongest absolute return for the reporting period. The fund had no exposure to energy companies for most of the year. Positions in Tiffany & Co. and eBay accounted for disappointing results from investments in the retailing industry. We sold Tiffany & Co. and eBay by the end of the period. Specific stock selection was also to blame in the information technology software and services industry, where the fund lost some ground with its investment in Electronic Arts. In addition, the fund's below-index exposure to utilities companies held back performance. The utilities sector generated a strong absolute return for the benchmark index during the period.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly owned subsidiary of Bank of America, N.A.
 36

NATIONS MARSICO

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           As of March 31, 2005, the fund emphasized health care, consumer discretionary and industrials investments. The fund had no exposure to the materials or telecommunications services sectors at the end of the reporting period.
                            ---------------------------------------------------

                           Thomas F. Marsico has managed Nations Marsico Growth Fund since December 1997 and has been with the advisor or its predecessors or affiliate organizations since October 1997. He is also Chief Executive Officer of Marsico Capital Management, LLC.

NATIONS MARSICO

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,070.76      1,019.90        5.21         5.09               1.01
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,069.66      1,018.60        6.55         6.39               1.27
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,065.87      1,014.86       10.40        10.15               2.02
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,065.77      1,014.86       10.40        10.15               2.02

Expenses paid during the period are equal to the annualized expense for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS MARSICO

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MARSICO GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 1.0%  Utilities
 3.9%  Energy
 5.5%  Consumer staples
 8.4%  Information technology
13.6%  Financials
13.8%  Industrials
21.2%  Health care
22.6%  Consumer discretionary
10.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  UnitedHealth Group                      7.0%
 -------------------------------------------------
   2  General Electric                        3.9%
 -------------------------------------------------
   3  Genentech                               3.6%
 -------------------------------------------------
   4  Procter & Gamble                        3.2%
 -------------------------------------------------
   5  QUALCOMM                                3.2%
 -------------------------------------------------
   6  FedEx                                   3.2%
 -------------------------------------------------
   7  Zimmer Holdings                         3.1%
 -------------------------------------------------
   8  Dell                                    2.9%
 -------------------------------------------------
   9  SLM                                     2.9%
 -------------------------------------------------
  10  Lowe's                                  2.8%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS MARSICO GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN GRAPH]

                                                 NATIONS MARSICO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                               9425                       10000                       10000
                                                          11338                       12370                       11395
1998                                                      14103                       15496                       13499
                                                          20450                       21535                       15920
2000                                                      14186                       14013                       12469
                                                          14043                       13278                       12499
2002                                                      11314                        9782                        9404
2004                                                      15073                       12697                       12707
Mar. 31 2005                                              16256                       12860                       13558

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN GRAPH]

                                                 NATIONS MARSICO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                              10000                       10000                       10000
                                                          12030                       12370                       11395
1998                                                      14963                       15496                       13499
                                                          21698                       21535                       15920
2000                                                      15052                       14013                       12469
                                                          14900                       13278                       12499
2002                                                      12005                        9782                        9404
2004                                                      15993                       12697                       12707
Mar. 31 2005                                              17248                       12860                       13558


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (12/31/97 through
      3/31/05)              7.81%     6.93%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Growth Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception Date                                12/31/97            12/31/97                12/31/97                 12/31/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              8.08%         7.85%       1.67%       7.01%       2.01%        7.00%       6.00%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         5.26%         5.00%       2.94%       4.23%       3.30%        4.22%       4.22%
5 YEARS                                        -4.24%        -4.49%      -5.61%      -5.20%      -5.57%       -5.19%      -5.19%
SINCE INCEPTION                                 7.99%         7.81%       6.93%       7.05%       7.05%        7.06%       7.06%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS STRATEGIC

GROWTH FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS STRATEGIC GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Strategic Growth Fund Investor A Shares provided shareholders with a total return of 4.71%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Strategic Growth Fund seeks long-term capital growth with an emphasis on maximizing after-tax returns. Our intent is to hold a blend of large capitalization growth and value stocks with a medium to long-term investment horizon in mind. We employ an integrated approach to portfolio construction by combining fundamental and quantitative research to select companies that we believe have long-term sustainable competitive advantages.

                           The fund typically invests in companies that are recognized leaders in their industries, have strong track records and are in sound financial condition. Through our top-down framework and bottom-up stock selection, we create a portfolio of companies that we believe have long-term sustainable competitive advantages. We attempt to manage and monitor the portfolio's risk through diversification and quantitative techniques. In order to monitor risk, we use a tracking error method that measures the volatility of the fund's performance. We have a consistent approach to risk and seek a variation over time of no more than 5 percentage points between the fund's return and that of its benchmark, the S&P 500 Index.*** In addition, we employ customized risk-measurement tools, which help us understand the nature of risks taken in the portfolio and help ensure that we are taking risks for which we can be rewarded.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Strategic Growth Fund (Investor A Shares) returned 4.71%, compared with a return of 6.69% for its benchmark, the S&P 500 Index.

                           A handful of disappointing earnings announcements which led to dramatic share price declines was the primary driver of underperformance during the early part of the reporting period. Sector allocation decisions also hurt performance during the remainder of the period. After we took over the fund's management in the second half of 2004, the fund's stock selection improved and changes to the fund's sector allocation process helped diminish negative results.

                           *The outlook for the fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reject fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS STRATEGIC

GROWTH FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           The market's preference for smaller-sized and lower quality companies hurt the fund's performance during the early part of the reporting period. However, as the economic expansion slowed, investors shifted their preference to larger, higher quality companies. This benefited the fund since these are the types of companies that make up the majority of the fund's portfolio.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           Stock selection within the consumer discretionary, materials and utilities sectors aided performance. Positions in Yum! Brands and selected department stores, in Brazilian mining company Companhia Vale do Rio Doce, and in Peabody Energy were among the fund's biggest contributors in these areas. The fund's overweight in the energy sector, which was by far the top performing group in the index, also added significantly to investment results.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Overweights in information technology and telecommunications services hurt performance. Both sectors struggled during the year and were among the weakest areas in the index. Stock selection in the health care, consumer staples, information technology and financial sectors also detracted from return. Pfizer, whose shares fell sharply in the wake of concerns about the safety of COX-2 inhibitors, drugs used in treatment of pain, was responsible for almost one percentage point of the fund's shortfall relative to the index return. Disappointing investment results from Wal-Mart Stores, Fairchild Semiconductor and Citigroup also detracted from performance.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We believe that the fund's new management team has brought significant resources to stock selection as well as portfolio allocation tools that have the potential to enhance performance within the framework of a sector-neutral investment strategy. We will continue to seek larger capitalized companies that demonstrate high quality characteristics such as low leverage, earnings consistency and free cash flow generation. We think companies with these attributes have the potential to outperform the more cyclically vulnerable companies that have over-earned during the recent economic expansion.
                               ---------------------------------------------

                           Brian Condon has co-managed Nations Strategic Growth Fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Craig Leopold has co-managed the fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS STRATEGIC

GROWTH FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           George Maris has co-managed the fund since November 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Robert McConnaughey has co-managed the fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Colin Moore has co-managed the fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Peter Santoro has co-managed the fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Sean Wilson has co-managed the fund since July 2004. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS STRATEGIC

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,069.16      1,020.94        4.13         4.03               0.80
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,068.41      1,019.70        5.41         5.29               1.05
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,064.97      1,015.96        9.27         9.05               1.80
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,063.82      1,015.96        9.26         9.05               1.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS STRATEGIC

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS STRATEGIC GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 3.0%  Telecommunication services
 3.0%  Utilities
 3.2%  Materials
 8.5%  Energy
10.4%  Consumer staples
10.6%  Consumer discretionary
11.1%  Industrials
13.2%  Health care
15.7%  Information technology
19.9%  Financials
 1.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  Exxon Mobil                             3.6%
 -------------------------------------------------
   2  Citigroup                               3.4%
 -------------------------------------------------
   3  General Electric                        2.8%
 -------------------------------------------------
   4  Johnson & Johnson                       2.4%
 -------------------------------------------------
   5  PepsiCo                                 2.1%
 -------------------------------------------------
   6  ConocoPhillips                          2.1%
 -------------------------------------------------
   7  United Technologies                     1.8%
 -------------------------------------------------
   8  Wachovia                                1.8%
 -------------------------------------------------
   9  Cisco Systems                           1.8%
 -------------------------------------------------
  10  Wells Fargo                             1.7%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH      LIPPER LARGE-CAP CORE
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
Oct. 2 1998                                                9425                       10000                       10000
                                                          12141                       12450                       12303
1999                                                      13068                       12946                       12916
                                                          13721                       13849                       13826
                                                          12883                       12984                       12963
                                                          15520                       14975                       14892
2000                                                      16237                       15525                       15233
                                                          15660                       15121                       14828
                                                          15353                       15168                       14684
                                                          13572                       14090                       13536
2001                                                      11915                       12326                       11931
                                                          12596                       12965                       12629
                                                          10574                       10957                       10775
                                                          11886                       12179                       11927
2002                                                      11799                       12140                       11959
                                                           9934                       10490                       10356
                                                           8361                        8736                        8567
                                                           8597                        9359                        9290
2003                                                       8424                        9044                        8997
                                                           9617                       10340                       10382
                                                           9867                       10577                       10657
                                                          10946                       11770                       11955
2004                                                      11139                       11900                       12157
                                                          11178                       12011                       12366
                                                          10917                       11661                       12135
                                                          11830                       12692                       13255
Mar. 31 2005                                              11665                       12385                       12973

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH      LIPPER LARGE-CAP CORE
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
Oct. 2 1998                                               10000                       10000                       10000
                                                          12882                       12450                       12303
1999                                                      13865                       12946                       12916
                                                          14558                       13849                       13826
                                                          13669                       12984                       12963
                                                          16467                       14975                       14892
2000                                                      17227                       15525                       15233
                                                          16616                       15121                       14828
                                                          16290                       15168                       14684
                                                          14400                       14090                       13536
2001                                                      12642                       12326                       11931
                                                          13364                       12965                       12629
                                                          11219                       10957                       10775
                                                          12611                       12179                       11927
2002                                                      12519                       12140                       11959
                                                          10540                       10490                       10356
                                                           8872                        8736                        8567
                                                           9122                        9359                        9290
2003                                                       8938                        9044                        8997
                                                          10204                       10340                       10382
                                                          10469                       10577                       10657
                                                          11614                       11770                       11955
2004                                                      11818                       11900                       12157
                                                          11859                       12011                       12366
                                                          11583                       11661                       12135
                                                          12551                       12692                       13255
Mar. 31 2005                                              12377                       12385                       12973


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (10/2/98 through
      3/31/05)              3.34%      2.40%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Growth Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The indices are unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                INVESTOR A+              INVESTOR B+              INVESTOR C+
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                10/2/98              8/2/99                  8/2/99                   8/2/99
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              4.98%         4.71%      -1.27%       3.93%      -1.07%        3.91%       2.91%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                        -0.19%        -0.39%      -2.33%      -1.16%      -2.16%       -1.20%      -1.20%
5 YEARS                                        -6.27%        -6.40%      -7.51%      -7.13%      -7.50%       -7.15%      -7.15%
SINCE INCEPTION                                 3.50%         3.34%       2.40%       2.66%       2.66%        2.65%       2.65%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00%, in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Primary A Shares, which do not have any 12b-1 or shareholder servicing fees. If Investor A, Investor B and Investor C Shares 12b-1 or shareholder servicing fees had been reflected, total returns would have been lower.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MARSICO FOCUSED EQUITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Marsico Focused Equities Fund Investor A Shares provided shareholders with a total return of 5.24%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Marsico Focused Equities Fund seeks long-term growth in capital. Typically, the fund will hold a core position of approximately 20 to 30 large-capitalization equity securities that we believe may offer attractive long-term appreciation potential. The fund may take substantial positions in individual companies, and typically will make significant allocations to a relatively limited number of major economic sectors. However, the fund's assets typically will be diversified across a variety of industries within each broad economic sector.

                           The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, management teams with an incentive to do well. The fund will typically own three types of stocks: core growth, aggressive growth and life-cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Marsico Focused Equities Fund (Investor A Shares) returned 5.24% compared with a return of 6.69% for its benchmark, the S&P 500 Index.***

                           *The outlook for the fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           ** For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           *** The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           THE FUND NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS.
                           BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE FUND MAY BE
                           SUBJECT TO A GREATER RISK THAN A FUND THAT IS MORE FULLY DIVERSIFIED.

                           THE FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES.

                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Holdings in health care, information technology, financials and industrials enhanced the fund's return. In contrast, the fund's investments in the consumer staples and materials sectors hurt performance during the reporting period. The fund was underweight in energy, which also hampered performance as the fund did not fully participate in this sector's solid performance during the period.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           During the period, rising oil prices, inflation, rising interest rates and geopolitical risks dominated investors' concerns. Investors were also apprehensive about the US presidential election. There were fears that it would be contested or that there might be a terrorist attack in the days preceding or following the election. Then George W. Bush was definitively elected to a second term without incident. Oil prices had a modest decline. And, the war in Iraq seemed to have less of an impact on investors. As a result, the fourth quarter of 2004 was a very good one for the market. Both the third and fourth quarters were good for the fund. However, the period ended on a less positive note as concerns about the continued growth of the US economy were rekindled by rising oil prices and increasing interest rates. As measured by the S&P 500 Index, the domestic equity market returned negative 2.15% during the first quarter of 2005.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           An emphasis in the health care equipment and services industry along with specific holdings made the greatest contribution to the fund's performance over the reporting period. The fund's largest individual holding, UnitedHealth Group, also emerged as the single largest contributor to fund performance.

                           Stock selection in the information technology hardware and equipment industry was another strength. Apple Computer and QUALCOMM were among the fund's top contributors. Apple Computer was sold prior to March 31, 2005.

                           An overweight position in the hotels, restaurants and leisure sector also contributed to the fund's relative performance. In addition, selected holdings within this sector performed well and also added to fund performance: Wynn Resorts, Four Seasons Hotels and Mandalay Resort Group. We sold Mandalay Resort Group by the end of the period.

                           Two investment decisions benefited fund performance in the financials sector. Specific stock selection in the diversified financials industry, and our decision to avoid the weak-performing insurance industry, helped the fund. SLM and Goldman Sachs Group, two of the largest holdings, performed well.

                           Finally, the fund had a heavier weight in FedEx than its benchmark. This transportation stock contributed positively to fund performance.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The fund's exposure to energy was lower than the sector's weight in the benchmark, and that hurt performance. For much of the year, the fund had no

                           **** Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly owned subsidiary of Bank of America, N.A.
 50

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           exposure to energy companies, one of the strongest performing sectors in the benchmark index. Within the consumer staples sector, the fund had positions in Wal-Mart and PepsiCo, which were among the fund's poorest performers and we sold these securities during the period. In addition, we owned no positions in food, beverage or tobacco companies and had less exposure to the materials sector than the index, which hurt performance. These market segments did well during the period.

                           In addition, stock selection in the retailing sector detracted from fund performance. Our holdings in Tiffany & Co. and Target also had a negative impact on performance. We eliminated our positions in both companies prior to the end of this reporting period.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           As of March 31, 2005, the fund's sector allocation emphasized health care, consumer discretionary and financials investments. The fund had no exposure to the materials or telecommunications services sectors at the end of the period.

                               ---------------------------------------------

                           Thomas F. Marsico has managed Nations Marsico Focused Equities Fund since December 1997 and has been with the advisor or its predecessors or affiliate organizations since October 1997. He is also Chief Executive Officer of Marsico Capital Management, LLC.

NATIONS MARSICO FOCUSED

EQUITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,072.40      1,019.85        5.27         5.14               1.02
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,070.91      1,018.65        6.51         6.34               1.26
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,066.67      1,014.86       10.41        10.15               2.02
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,066.47      1,014.86       10.41        10.15               2.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

NATIONS MARSICO FOCUSED

EQUITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MARSICO FOCUSED

EQUITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 3.0%  Utilities
 3.5%  Energy
 5.4%  Consumer staples
 9.8%  Information technology
13.1%  Industrials
17.7%  Financials
20.7%  Consumer discretionary
24.5%  Health care
 2.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  UnitedHealth Group                     11.4%
                                                                            -------------------------------------------------
                                                                              2  General Electric                        6.0%
                                                                            -------------------------------------------------
                                                                              3  Genentech                               6.0%
                                                                            -------------------------------------------------
                                                                              4  Lowe's                                  5.4%
                                                                            -------------------------------------------------
                                                                              5  Procter & Gamble                        5.4%
                                                                            -------------------------------------------------
                                                                              6  Zimmer Holdings                         5.1%
                                                                            -------------------------------------------------
                                                                              7  SLM                                     5.0%
                                                                            -------------------------------------------------
                                                                              8  Goldman Sachs Group                     5.0%
                                                                            -------------------------------------------------
                                                                              9  QUALCOMM                                4.6%
                                                                            -------------------------------------------------
                                                                             10  FedEx                                   4.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO FOCUSED

EQUITIES FUND


PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS MARSICO FOCUSED     LIPPER LARGE-CAP GROWTH
                                                      EQUITIES FUND               FUNDS AVERAGE               S&P 500 INDEX
                                                 -----------------------     -----------------------          -------------
Dec. 31 1997                                               9425                       10000                       10000
1998                                                      11442                       11476                       11395
                                                          12697                       12004                       11771
                                                          11556                       10634                       10600
                                                          14151                       13327                       12858
1999                                                      15783                       14333                       13498
                                                          16297                       15050                       14449
                                                          16250                       14470                       13548
                                                          21630                       18324                       15564
2000                                                      21563                       19760                       15920
                                                          19849                       18901                       15497
                                                          20520                       18793                       15346
                                                          17883                       15933                       14146
2001                                                      14696                       12775                       12469
                                                          15359                       13500                       13198
                                                          13064                       10910                       11260
                                                          14466                       12400                       12464
2002                                                      15137                       12114                       12498
                                                          14629                       10229                       10823
                                                          12516                        8632                        8953
                                                          12190                        9032                        9709
2003                                                      12190                        8929                        9403
                                                          13956                       10130                       10850
                                                          14542                       10435                       11137
                                                          16011                       11466                       12494
2004                                                      16117                       11590                       12705
                                                          15752                       11732                       12924
                                                          15839                       11203                       12682
                                                          17721                       12294                       13852
Mar. 31 2005                                              16963                       11739                       13558

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                 NATIONS MARSICO FOCUSED     LIPPER LARGE-CAP GROWTH
                                                      EQUITIES FUND               FUNDS AVERAGE               S&P 500 INDEX
                                                 -----------------------     -----------------------          -------------
Dec. 31 1997                                              10000                       10000                       10000
1998                                                      12140                       11476                       11395
                                                          13472                       12004                       11771
                                                          12261                       10634                       10600
                                                          15014                       13327                       12858
1999                                                      16746                       14333                       13498
                                                          17291                       15050                       14449
                                                          17241                       14470                       13548
                                                          22950                       18324                       15564
2000                                                      22879                       19760                       15920
                                                          21060                       18901                       15497
                                                          21772                       18793                       15346
                                                          18974                       15933                       14146
2001                                                      15593                       12775                       12469
                                                          16296                       13500                       13198
                                                          13861                       10910                       11260
                                                          15349                       12400                       12464
2002                                                      16061                       12114                       12498
                                                          15521                       10229                       10823
                                                          13280                        8632                        8953
                                                          12933                        9032                        9709
2003                                                      12933                        8929                        9403
                                                          14808                       10130                       10850
                                                          15429                       10435                       11137
                                                          16988                       11466                       12494
2004                                                      17100                       11590                       12705
                                                          16713                       11732                       12924
                                                          16805                       11203                       12682
                                                          18802                       12294                       13852
Mar. 31 2005                                              17997                       11739                       13558


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/31/97 through
      3/31/05)              8.45%      7.56%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Focused Equities Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/31/97            12/31/97                12/31/97                 12/31/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                5.54%       5.24%      -0.79%       4.48%      -0.52%        4.46%       3.46%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                           4.13%       3.86%       1.84%       3.10%       2.15%        3.09%       3.09%
5 YEARS                                          -4.44%      -4.69%      -5.81%      -5.39%      -5.77%       -5.39%      -5.39%
SINCE INCEPTION                                   8.66%       8.45%       7.56%       7.70%       7.70%        7.74%       7.74%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.
*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MARSICO MIDCAP GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital growth by investing primarily in equity securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Marsico MidCap Growth Fund Investor A Shares provided shareholders with a total return of 4.80%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund seeks long-term growth of capital by investing primarily in mid-sized companies that are selected for their long-term growth potential. Generally, the fund holds 50 to 75 securities allocated across a variety of economic sectors and industries. The fund may invest up to 15% of its assets in foreign securities and up to 10% in non-equity securities. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy and geopolitical issues. We seek companies with the following characteristics: strong brand franchise, improving business prospects, strong balance sheets, excellent distribution and marketing capabilities, and apparent commitment to shareholder interests. In addition, we look for companies that are led by strong management teams with adequate incentives to improve performance.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Marsico MidCap Growth Fund (Investor A Shares) returned 4.80% compared with a return of 8.31% for its benchmark, the Russell Midcap Growth Index.***

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Russell Midcap Growth Index, an unmanaged index, measures the performance of those securities in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly owned subsidiary of Bank of America, N.A.



                           INVESTING IN MID-CAP STOCKS MAY PRESENT SPECIAL RISKS, INCLUDING POSSIBLE
                           ILLIQUIDITY AND GREATER PRICE VOLATILITY THAN STOCKS OF LARGER, MORE
                           ESTABLISHED COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           At the beginning of the period, rising oil prices, inflation, rising interest rates and geopolitical risks, including the war in Iraq, dominated investors' concerns. Investors were also apprehensive about the US presidential election. There were fears that it would be contested or that there might be a terrorist attack in the days preceding or following the election. However, after George W. Bush was definitively elected to a second term without incident and oil prices had a modest decline, these other factors seemed to have less of an impact on investors. As a result, the fourth quarter of 2004 was a very good one for the market. However, the period ended on a less positive note as concerns about the continued growth of the US economy were rekindled by increasing interest rates and, once again, by rising oil prices. As measured by the S&P 500 Index, the domestic equity market returned negative 2.15% during the first quarter of 2005.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           During the first half of the reporting period, the fund benefited from good performance in its consumer cyclical, energy and technology holdings. In technology, Symantec was a solid contributor to fund performance during this period. Symantec, which produces and markets Norton Anti-Virus, continued to solidify its position as a market leader. In the energy sector, BJ Services, an oil service company, benefited from rising oil prices.

                           Throughout the period, the fund benefited from its investments in the hotel, restaurant and leisure group. Starwood Hotels & Resorts is a leader in the hospitality industry and its hotel brands including Westin, W and Sheraton. Starwood controlled its inventory of managed and franchised hotel rooms, while reducing the number of hotel rooms it owned directly through recent asset sales. With more than 8,000 coffee shops worldwide, Starbucks continued to maintain and expand its competitive edge. Later in the reporting period, Las Vegas Sands, Yum Brands, MGM Mirage and Shangri-La Asia were also strong contributors to relative fund performance.

                           During the period our decision to avoid investments in the semiconductor and semiconductor equipment industry, as well as good stock selection in the software and services industry, proved effective. On a sector level, information technology was the top contributor to fund performance later in the period. In addition, the fund's positions in homebuilder Toll Brothers and Expeditors International of Washington, a company in the transportation industry, were among the largest contributors to performance on an individual stock level. Finally, a position in Monsanto provided a similar performance lift in the materials sector.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           During the first half of the reporting period, we were disappointed by our investments in the capital goods and communications industries. For example, Navistar International suffered at a time when it should have been benefiting from an upturn in the truck cycle. This leading manufacturer of tracks and buses was dealing with raw material and supply issues. The weak performance of Entercom and Univision mirrored the overall weakness of the media and communications sector.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Results from financial investments were a significant factor in the fund's shortfall relative to the benchmark index. Both an overweight in bank stocks and positions in diversified financials, specifically Marketaxess Holdings and Jefferies Group, hurt results for the reporting period. Results in the industrials sector also had a negative effect on the fund's return. Within this sector, stock selection in the capital goods and communications services and supplies hurt performance.

                           Earlier in the period, our positions in the following health care companies hurt performance: Barr Pharmaceuticals, Invitrogen, Health Net and Par Pharmaceutical. During the latter part of the period, investments in the health care equipment and services industry detracted from performance, notably from positions in Wright Medical Group and St. Jude Medical.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           As of March 31, 2005, the fund's sector allocation emphasized consumer discretionary, financials and health care investments. The fund had no exposure to materials, telecommunications services or utilities companies at the end of the reporting period.

                               ---------------------------------------------

                           Corydon J. Gilchrist has managed Nations Marsico MidCap Growth Fund since November 2004. He is affiliated with Marsico Capital Management, LLC, investment sub-advisor to the Fund. Prior to November 2004, the fund was co-managed by Christian Pineno, Daniel Cole and Clifford Siverd. Messrs. Pineno, Cole and Siverd are affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC, is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS MARSICO MIDCAP

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,096.98      1,020.00        5.18         4.99               0.99
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,095.64      1,018.75        6.48         6.24               1.24
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,091.10      1,015.01       10.37        10.00               1.99
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,091.65      1,015.01       10.38        10.00               1.99

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS MARSICO MIDCAP

GROWTH FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MARSICO MIDCAP
GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 2.0%  Energy
 3.8%  Consumer staples
 6.0%  Information technology
 7.4%  Industrials
10.1%  Health care
26.6%  Financials
38.1%  Consumer discretionary
 6.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  UCBH Holdings                           4.4%
 -------------------------------------------------
   2  St. Joe                                 4.0%
 -------------------------------------------------
   3  Wynn Resorts                            3.8%
 -------------------------------------------------
   4  AMERIGROUP                              3.7%
 -------------------------------------------------
   5  Kerzner International                   3.6%
 -------------------------------------------------
   6  Pixar                                   3.4%
 -------------------------------------------------
   7  Jefferies Group                         3.2%
 -------------------------------------------------
   8  QUALCOMM                                3.2%
 -------------------------------------------------
   9  Dean Foods                              3.0%
 -------------------------------------------------
  10  Royal Caribbean Cruises                 3.0%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS MARSICO MIDCAP GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS MIDCAP GROWTH       LIPPER MID-CAP GROWTH       RUSSELL MIDCAP GROWTH
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                  ---------------------       ---------------------       ---------------------
Mar. 31 1995                                               9425                       10000                       10000
                                                          12662                       13294                       12870
1997                                                      12685                       13743                       13686
                                                          18376                       19860                       19483
1999                                                      17014                       20850                       21215
                                                          29744                       38242                       37594
2001                                                      23504                       25244                       20519
                                                          21161                       25181                       21483
2003                                                      13847                       18349                       15874
                                                          18718                       26320                       23752
Mar. 31 2005                                              19607                       27665                       25729

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS MIDCAP GROWTH       LIPPER MID-CAP GROWTH       RUSSELL MIDCAP GROWTH
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                  ---------------------       ---------------------       ---------------------
Mar. 31 1995                                              10000                       10000                       10000
                                                          13435                       13294                       12870
1997                                                      13459                       13743                       13686
                                                          19497                       19860                       19483
1999                                                      18052                       20850                       21215
                                                          31559                       38242                       37594
2001                                                      24938                       25244                       20519
                                                          22452                       25181                       21483
2003                                                      14692                       18349                       15874
                                                          19860                       26320                       23752
Mar. 31 2005                                              20809                       27665                       25729


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              7.60%     6.96%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Growth Fund over the last 10 years. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those securities in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates. Funds in the Lipper Mid-Cap Growth Funds Average invest at least 75% of their equity assets in mid-capitalization companies that typically have above-average price-to-earnings and price-to-book ratios compared to the S&P 500 MidCap 400 Index. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/04/92            12/10/92                 6/07/93                 12/18/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                               5.03%        4.80%      -1.26%       3.99%      -1.01%        3.97%       2.97%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         -2.27%       -2.50%      -4.41%      -3.26%      -4.24%       -3.24%      -3.24%
5 YEARS                                         -7.74%       -7.99%      -9.07%      -8.67%      -8.96%       -8.66%      -8.66%
10 YEARS                                         7.87%        7.60%       6.96%       6.79%       6.79%        6.88%       6.88%
SINCE INCEPTION                                  8.12%        7.97%       7.45%       7.50%       7.50%        7.23%       7.23%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MARSICO 21ST CENTURY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Marsico 21st Century Fund Investor A Shares provided shareholders with a total return of 9.38%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Marsico 21st Century Fund seeks long-term growth of capital. The fund is a diversified portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The fund may invest in companies of any size across the market-capitalization spectrum and typically will own between 35 and 50 stocks. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, management teams with an incentive to do well The fund will typically own three types of stocks: core growth, aggressive growth and life-cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Marsico 21st Century Fund (Investor A Shares) returned 9.38% compared with a return of 7.09% for its benchmark, the Russell 3000 Index.*** Prior to August 1, 2004, fund performance was compared to the S&P 500 Index, which returned 6.69%.**** We feel that the broader Russell 3000 Index is a more appropriate benchmark because it represents

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Russell 3000 Index tracks the performance of 3000 of the largest US companies, based on market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ****The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly owned subsidiary of Bank of America, N.A.



                           THE FUND MAY INVEST WITHOUT LIMIT IN FOREIGN
                           SECURITIES. INTERNATIONAL
                           INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN TAXATION, CURRENCY
                           FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE
                           DIFFERENCES IN FINANCIAL
                           STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           a broader spectrum of market capitalizations, which makes it a better match with the fund's investment universe.

                           Stock selection and the fund's investments in the consumer discretionary and health care sectors were primary reasons that the fund outperformed its benchmark. The fund's relative lack of exposure to the energy, industrials and utilities sectors held back performance during the reporting period.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           During the period, rising oil prices, inflation, rising interest rates and geopolitical risks dominated investors' concerns. Investors were also apprehensive about the US presidential election. There were fears that it would be contested or that there might be a terrorist attack in the days preceding or following the election. Then George W. Bush was definitively elected to a second term without incident. Oil prices had a modest decline. And, the war in Iraq seemed to have less of an impact on investors. As a result, the fourth quarter of 2004 was a very good one for the market. Both the third and fourth quarters were good for the fund. However, the period ended on a less positive note as concerns about the continued growth of the US economy were rekindled by rising oil prices and increasing interest rates.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?*****

                           The fund's holdings in Wynn Resorts, Shangri-La Asia, Las Vegas Sands, Kerzner International and Mandalay Resort Group were among the largest contributors to performance. We sold Mandalay Resort Group by the end of the period. The performance lift from the individual stocks was amplified by the fund's heavily overweighted position in this industry group (hotels, restaurants and leisure). The fund also benefited from its holding in ImClone Systems as well as its underweight position in the pharmaceuticals and biotechnology industry, an area that produced a negative absolute return for the benchmark index. We sold ImClone Systems by the end of the period. Monsanto, the fund's sole holding in the materials sector, also contributed nicely to performance. Within the financial sector, positions in Chicago Mercantile Exchange Holdings and Moody's Corporation added to fund performance, as did our decision to avoid insurance investments during the reporting period.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           On a sector level, underweights in three areas hampered performance. For most of the reporting period, the fund had no exposure to energy investments, the top performing sector in the Russell 3000 Index. An underweight position in the industrials sector detracted from fund performance, as well as disappointing results from Ceradyne. In addition, the fund's lack of exposure to utilities companies, another area of strength for the benchmark, had a negative effect on performance.

                           *****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 64

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           As of March 31, 2005, the fund's sector allocation emphasized the consumer discretionary, financials and health care sectors. The fund had no exposure to materials, utilities or telecommunications services companies.
                               ---------------------------------------------

                           Corydon J. Gilchrist has managed Nations Marsico 21st Century Fund since February 2003 and has been with the advisor or affiliate organizations since May 2000.

NATIONS MARSICO

21ST CENTURY FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,102.57      1,019.30        5.92         5.69               1.13
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,100.62      1,018.05        7.23         6.94               1.38
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,096.58      1,014.31       11.13        10.70               2.13
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,096.58      1,014.31       11.13        10.70               2.13

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS MARSICO

21ST CENTURY FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MARSICO

21ST CENTURY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 1.9%  Energy
 4.0%  Consumer staples
 6.7%  Industrials
 8.3%  Information technology
10.1%  Health care
28.7%  Financials
32.2%  Consumer discretionary
 8.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  Wynn Resorts                            4.6%
 -------------------------------------------------
   2  UCBH Holdings                           4.6%
 -------------------------------------------------
   3  UBS AG                                  4.0%
 -------------------------------------------------
   4  UnitedHealth Group                      3.9%
 -------------------------------------------------
   5  St. Joe                                 3.9%
 -------------------------------------------------
   6  AMERIGROUP                              3.6%
 -------------------------------------------------
   7  Pixar                                   3.5%
 -------------------------------------------------
   8  Kerzner International                   3.5%
 -------------------------------------------------
   9  Dell                                    3.4%
 -------------------------------------------------
  10  QUALCOMM                                3.4%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS MARSICO

21ST CENTURY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                        NATIONS MARSICO 21ST     LIPPER MULTI-CAP
                                            CENTURY FUND       GROWTH FUNDS AVERAGE    RUSSELL 3000 INDEX       S&P 500 INDEX
                                        --------------------   --------------------    ------------------       -------------
Apr. 10 2000                                    9425                  10000                  10000                  10000
                                                8973                   9863                   9712                   9694
                                                9500                  10079                   9784                   9600
                                                8040                   7992                   8902                   8849
2001                                            6569                   6185                   7821                   7800
                                                6909                   6795                   8359                   8256
                                                5598                   5143                   7053                   7044
                                                6541                   6134                   7883                   7797
2002                                            6654                   5924                   7959                   7818
                                                6635                   4931                   6917                   6770
                                                5815                   4131                   5725                   5601
                                                5900                   4375                   6185                   6073
2003                                            5834                   4360                   5997                   5882
                                                7125                   5115                   6970                   6787
                                                7785                   5367                   7209                   6967
                                                8765                   5945                   8106                   7816
2004                                            9142                   6114                   8286                   7948
                                                9114                   6175                   8397                   8084
                                                9085                   5883                   8237                   7933
                                               10687                   6589                   9074                   8665
Mar. 31 2005                                   10000                   6302                   8873                   8480

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                        NATIONS MARSICO 21ST     LIPPER MULTI-CAP
                                            CENTURY FUND       GROWTH FUNDS AVERAGE    RUSSELL 3000 INDEX       S&P 500 INDEX
                                        --------------------   --------------------    ------------------       -------------
Apr. 10 2000                                   10000                  10000                  10000                  10000
                                                9520                   9863                   9712                   9694
                                               10080                  10079                   9784                   9600
                                                8530                   7992                   8902                   8849
2001                                            6970                   6185                   7821                   7800
                                                7330                   6795                   8359                   8256
                                                5940                   5143                   7053                   7044
                                                6940                   6134                   7883                   7797
2002                                            7060                   5924                   7959                   7818
                                                7040                   4931                   6917                   6770
                                                6170                   4131                   5725                   5601
                                                6260                   4375                   6185                   6073
2003                                            6190                   4360                   5997                   5882
                                                7560                   5115                   6970                   6787
                                                8260                   5367                   7209                   6967
                                                9300                   5945                   8106                   7816
2004                                            9700                   6114                   8286                   7948
                                                9670                   6175                   8397                   8084
                                                9640                   5883                   8237                   7933
                                               11339                   6589                   9074                   8665
Mar. 31 2005                                   10610                   6302                   8873                   8480


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**    MOP*
     (4/10/00 through
      3/31/05)              1.20%    0.00%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico 21st Century Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Multi-Cap Growth Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Russell 3000 Index tracks the performance of 3000 of the largest US companies, based on market capitalization. The indices are unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                               INVESTOR A              INVESTOR B               INVESTOR C
                                            PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**
                                                                                                                        CDSC***
Inception date                               4/10/00            4/10/00                  4/10/00                  4/10/00
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            9.69%         9.38%       3.11%       8.49%       3.49%        8.49%       7.49%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                      14.83%        14.54%      12.31%      13.66%      12.88%       13.66%      13.66%
SINCE INCEPTION                               1.47%         1.20%       0.00%       0.44%       0.04%        0.44%       0.44%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.
*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.
**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.
***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS SMALL

COMPANY FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS SMALL COMPANY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital growth by investing primarily in equity securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Small Company Fund Investor A Shares provided shareholders with a total return of 0.13%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We believe the potential for above-average returns can be achieved by investing in small-cap companies with long-term growth potential using an active approach to investment management, based on fundamental research. Our goal is to structure a high-quality portfolio through a well-defined investment process that pays attention to both valuation and risk.

                           In selecting securities for the portfolio, we focus on companies with steady growth prospects, successful business models and attractive valuations. Individual security weights are based on our level of conviction and outlook for a company's growth prospects, sustainability of growth, valuation, liquidity, as well as the overall risk management of the portfolio.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Small Company Fund (Investor A Shares) returned 0.13%, compared with a return of 0.87% for its benchmark, the Russell 2000 Growth Index.***

                           In an environment that was generally unfavorable for growth stocks, the fund's investments in basic materials, communications and health care accounted for its slight underperformance. Investments in consumer cyclical, energy and technology stocks produced the fund's strongest sector returns.

                           WHAT ECONOMIC AND MARKET FACTORS MOST INFLUENCED PERFORMANCE?

                           The global economy moved ahead during the year with increased productivity and employment, profit growth, mergers and acquisitions and overall GDP growth. However, uncertainty about presidential elections, Iraq, commodity prices and the direction of the dollar also influenced the market during the reporting period.

                           *The outlook for the fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other services providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 2000 Growth Index, an unmanaged index, measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           INVESTMENTS IN SMALL-CAP STOCKS MAY BE SUBJECT TO GREATER VOLATILITY AND
                           PRICE FLUCTUATIONS BECAUSE THEY MAY BE THINLY TRADED AND LESS LIQUID
                           THAN INVESTMENTS IN LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALL

COMPANY FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Owing to strong profit growth and their cyclical nature, the stocks of smaller companies generally outperformed their larger counterparts. However, growth stocks did not fare as well as value stocks during the period.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?****

                           Within the consumer cyclicals sector, gaming stocks clearly led the portfolio this year. In particular, the fund benefited from holdings in Boyd Gaming and Shuffle Master. Exposure to a very strong energy sector also helped. One of the fund's energy holdings, Varco International, a leader in oil and gas drilling and well-servicing equipment, agreed to merge with rival National Oilwell. Stock selection in the technology sector also was good. The fund's holdings outperformed the benchmark sector. Although the technology sector confronted inventory, capacity and pricing challenges, the fund's investments in Cognizant Technology, Virage Logic, Microsemi and Hyperion performed well. In addition, the fund was rewarded by strong results from selected exposure to other industries. For example, shares of Province Healthcare, a leader in non-urban hospitals, rose substantially when it agreed to be acquired by LifePoint Hospitals. A position in Affiliated Managers, an asset management firm, gained on evidence of improving flow and fee income as investors returned to the markets. Finally, stronger-than-expected comparable store sales and operating trends at Red Robin Gourmet Burger pushed its share price up.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The fund's lack of exposure to the metal and mining industry group, and disappointing results from packaging company Anchor Glass, detracted from performance in the basic materials sector. Results in the communications sector were also detrimental. Pricing pressures in advertiser Autobytel's end market and slow growth in advertising revenue for broadcaster Radio One hurt the companies' share prices. Excellent performance from the fund's service-related health care names was offset by weakness in some biotechnology and medical device holdings. Shares of Wright Medical, an orthopedic medical device company, declined on across-the-board weakness in the company's end markets and a voluntary recall affecting one of its product lines. Merrit Medical Systems pre-announced weak results, citing slower demand and increased competitive pressures. We removed both stocks from the portfolio.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We plan to continue to emphasize high quality stocks through a well-defined investment process with attention to valuation and risk management techniques with our focus on the long term.
                               ---------------------------------------------

                           Christian Pineno has co-managed Nations Small Company Fund since its inception in January 1997. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SMALL

COMPANY FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Daniel Cole has co-managed the fund since September 2001. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

NATIONS SMALL

COMPANY FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,067.22      1,020.00        5.10         4.99               0.99
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,066.57      1,018.80        6.34         6.19               1.23
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,061.63      1,015.06       10.18         9.95               1.98
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,062.28      1,015.06       10.18         9.95               1.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

NATIONS SMALL

COMPANY FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS SMALL COMPANY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 1.4%  Utilities
 1.5%  Consumer staples
 1.7%  Telecommunication services
 3.7%  Materials
 4.8%  Energy
 8.2%  Financials
13.6%  Industrials
17.2%  Consumer discretionary
17.8%  Health care
27.3%  Information technology
 2.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


 TOP 10 HOLDINGS
 -------------------------------------------------
   1  VCA Antech                              2.1%
 -------------------------------------------------
   2  Affiliated Managers Group               1.9%
 -------------------------------------------------
   3  Province Healthcare                     1.7%
 -------------------------------------------------
   4  Microsemi                               1.6%
 -------------------------------------------------
   5  Respironics                             1.5%
 -------------------------------------------------
   6  Affymetrix                              1.4%
 -------------------------------------------------
   7  City National                           1.4%
 -------------------------------------------------
   8  UTI Worldwide                           1.4%
 -------------------------------------------------
   9  Energen                                 1.4%
 -------------------------------------------------
  10  Hibbet Sporting Goods                   1.3%
 -------------------------------------------------



 THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
 EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
 WHICH THE FUND MAY INVEST.

NATIONS SMALL COMPANY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS SMALL COMPANY      LIPPER SMALL-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE         RUSSELL 2000 GROWTH INDEX
                                                  ---------------------      -----------------------    -------------------------
Dec. 12 1995                                               9425                       10000                       10000
                                                           9313                       10090                       10155
1996                                                      11167                       11968                       11298
                                                          13341                       14224                       12759
1998                                                      13505                       15266                       12916
                                                          20867                       24455                       18482
2000                                                      20485                       23063                       14337
                                                          17985                       20544                       13014
2002                                                      12956                       14570                        9075
                                                          17766                       21094                       13481
                                                          19532                       23397                       15409
Mar. 31 2005                                              18475                       22143                       14360

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS SMALL COMPANY      LIPPER SMALL-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE         RUSSELL 2000 GROWTH INDEX
                                                  ---------------------      -----------------------    -------------------------
Dec. 12 1995                                              10000                       10000                       10000
                                                           9881                       10090                       10155
1996                                                      11848                       11968                       11298
                                                          14155                       14224                       12759
1998                                                      14329                       15266                       12916
                                                          22140                       24455                       18482
2000                                                      21735                       23063                       14337
                                                          19082                       20544                       13014
2002                                                      13746                       14570                        9075
                                                          18849                       21094                       13481
                                                          20723                       23397                       15409
Mar. 31 2005                                              19602                       22143                       14360


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (12/12/95 through
      3/31/05)              7.50%     6.82%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Small Company Fund from the inception of the share class. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. Funds in the Lipper Small-Cap Growth Funds Average invest at least 75% of their equity assets in small-capitalization companies that typically have above-average price-to-earnings and price-to-book ratios compared to the S&P Small Cap 600 Index. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/12/95            12/12/95                12/12/95                  9/22/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              0.33%         0.13%      -5.64%      -0.63%      -5.60%       -0.62%      -1.62%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         0.72%         0.49%      -1.48%      -0.28%      -1.29%       -0.28%      -0.28%
5 YEARS                                        -5.18%        -5.39%      -6.51%      -6.11%      -6.44%       -6.10%      -6.10%
SINCE INCEPTION                                 7.80%         7.50%       6.82%       6.76%       6.76%        2.65%       2.65%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              CONVERTIBLE BONDS -- 62.9%
              CONSUMER DISCRETIONARY -- 9.9%
              ADVERTISING -- 1.0%
$    14,795   Lamar Advertising Co.
                2.875% 12/31/10(a)..........................................   $   14,999
                                                                               ----------
              APPAREL ACCESSORIES AND LUXURY GOODS -- 0.3%
      4,625   Kellwood Co.
                3.500% 06/15/34(a)(b).......................................        4,197
                                                                               ----------
              APPAREL RETAIL -- 0.2%
      2,940   Men's Wearhouse, Inc.
                3.125% 10/15/23(a)..........................................        3,388
                                                                               ----------
              CASINOS AND GAMING -- 0.9%
     13,097   Scientific Games Corp.
                0.750% 12/01/24(b)..........................................       12,704
                                                                               ----------
              DEPARTMENT STORES -- 0.6%
      8,930   Saks, Inc.
                2.000% 03/15/24(b)..........................................        9,444
                                                                               ----------
              FOOTWEAR -- 0.4%
      5,963   Reebok International Ltd.
                2.000% 05/01/24(a)..........................................        6,358
                                                                               ----------
              HOME BUILDERS -- 0.3%
      3,945   Beazer Homes USA, Inc.
                4.625% 06/15/24(b)..........................................        4,902
                                                                               ----------
              HOTELS, RESORTS AND CRUISE LINES -- 2.1%
              Fairmont Hotels and Resorts, Inc.
      6,952     3.750% 12/01/23(b)..........................................        7,560
      5,803     3.750% 12/01/23(a)..........................................        6,311
     14,803   Hilton Hotels Corp.
                3.375% 04/15/23.............................................       17,134
                                                                               ----------
                                                                                   31,005
                                                                               ----------
              INTERNET AND CATALOG RETAIL -- 1.6%
     23,637   Amazon.com, Inc.
                4.750% 02/01/09.............................................       23,401
                                                                               ----------
              MOVIES AND ENTERTAINMENT -- 2.5%
     12,310   Liberty Media Corp.
                3.250% 03/15/31(a)..........................................       10,510
      7,480   Lions Gate Entertainment Corp.
                2.938% 10/15/24(a)(b).......................................        8,583

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              MOVIES AND ENTERTAINMENT -- (CONTINUED)
$     5,000   Playboy Enterprises, Inc.
                3.000% 03/15/25(b)..........................................   $    5,000
     12,835   Walt Disney Co.
                2.125% 04/15/23.............................................       14,102
                                                                               ----------
                                                                                   38,195
                                                                               ----------
                                                                                  148,593
                                                                               ----------
              CONSUMER STAPLES -- 0.9%
              HOUSEHOLD PRODUCTS -- 0.4%
      4,915   Church and Dwight
                5.250% 08/15/33(b)..........................................        6,537
                                                                               ----------
              PACKAGED FOODS AND MEATS -- 0.5%
      7,255   AT&T Corp. - Liberty Media Group
                3.500% 01/15/31(b)..........................................        5,641
      1,975   Liberty Media Corp.
                3.500% 01/15/31.............................................        1,535
                                                                               ----------
                                                                                    7,176
                                                                               ----------
                                                                                   13,713
                                                                               ----------
              ENERGY -- 4.2%
              OIL AND GAS DRILLING -- 1.2%
              Pride International, Inc.
      1,880     3.250% 05/01/33(a)..........................................        2,211
     13,900     3.250% 05/01/33(b)..........................................       16,350
                                                                               ----------
                                                                                   18,561
                                                                               ----------
              OIL AND GAS EQUIPMENT AND SERVICES -- 2.3%
              Cooper Cameron Corp.
      5,467     1.500% 05/15/24(b)..........................................        5,809
      3,840     1.500% 05/15/24(a)..........................................        4,080
     15,925   Halliburton Co.
                3.125% 07/15/23(b)..........................................       20,543
      3,451   Hanover Compress Co.
                4.750% 01/15/14.............................................        3,822
                                                                               ----------
                                                                                   34,254
                                                                               ----------
              OIL AND GAS REFINING AND MARKETING AND TRANSPORTATION -- 0.7%
              Omi Corp.
      3,350     2.875% 12/01/24(a)..........................................        3,187
      6,997     2.875% 12/01/24(b)..........................................        6,656
                                                                               ----------
                                                                                    9,843
                                                                               ----------
                                                                                   62,658
                                                                               ----------
              FINANCIALS -- 5.4%
              CONSUMER FINANCE -- 2.2%
     14,385   American Express Co.
                1.850% 12/01/33(b)..........................................       14,709
     15,780   Providian Financial Corp.
                2.750% 03/15/16.............................................       18,758
                                                                               ----------
                                                                                   33,467
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              INVESTMENT BANKING AND BROKERAGE -- 0.3%
$     4,900   E*trade Group
                6.000% 02/01/07.............................................   $    4,961
                                                                               ----------
              LIFE AND HEALTH INSURANCE -- 0.3%
      3,488   American Equity Investment Life Insurance Co.
                5.250% 12/06/24(b)..........................................        4,116
                                                                               ----------
              MULTI-SECTOR HOLDINGS -- 0.4%
      5,770   Leucadia National Corp.
                3.750% 04/15/14(b)..........................................        5,698
                                                                               ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES -- 0.7%
     10,945   CapitalSource, Inc.
                3.500% 07/15/34(b)..........................................       10,753
                                                                               ----------
              PROPERTY AND CASUALTY INSURANCE -- 0.2%
      2,645   Ohio Casualty Corp.
                5.000% 03/19/22.............................................        2,698
                                                                               ----------
              REAL ESTATE INVESTMENT TRUST (REITS) -- 1.3%
      1,494   Cray, Inc.
                3.000% 12/01/24(b)..........................................        1,238
     17,040   Host Marriott Corp.
                3.250% 04/15/24(b)..........................................       18,574
                                                                               ----------
                                                                                   19,812
                                                                               ----------
                                                                                   81,505
                                                                               ----------
              HEALTH CARE -- 14.9%
              BIOTECHNOLOGY -- 5.4%
      6,965   Amylin Pharmaceuticals
                2.500% 04/15/11(b)..........................................        6,155
      2,980   Cell Therapeutics, Inc.
                4.000% 07/01/10(b)..........................................        2,157
      3,950   Cephalon, Inc.
                2.500% 12/15/06(a)..........................................        3,812
      7,820   Cubist Pharmaceuticals
                5.500% 11/01/08.............................................        7,272
      3,870   CV Therapeutics, Inc.
                2.000% 05/16/23.............................................        3,168
      2,500   Dov Pharmaceutical, Inc.
                2.500% 01/15/25(b)..........................................        2,112
      2,365   Enzon Pharmaceuticals
                4.500% 07/01/08.............................................        2,126
              Genzyme Corp.
        850     1.250% 12/01/23(a)..........................................          863
     17,410     1.250% 12/01/23(b)..........................................       17,671
        995   Human Genome Sciences, Inc.
                2.250% 10/15/11(b)..........................................          845

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              BIOTECHNOLOGY -- (CONTINUED)
              Icos Corp.
$     2,880     2.000% 07/01/23.............................................   $    2,326
      9,880     2.000% 07/01/23(b)..........................................        7,978
     14,890   Invitrogen, Inc.
                2.000% 08/01/23.............................................       17,589
      3,346   Millennium Pharmaceuticals, Inc.
                5.500% 01/15/07.............................................        3,350
      4,400   Vertex Pharmaceuticals
                5.000% 09/19/07.............................................        4,004
                                                                               ----------
                                                                                   81,428
                                                                               ----------
              HEALTH CARE DISTRIBUTORS -- 0.3%
      3,980   Henry Schein, Inc.
                3.000% 08/15/34(b)..........................................        4,139
                                                                               ----------
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.8%
     14,832   Fisher Scientific
                3.250% 03/01/24(a)..........................................       15,036
     11,320   Four Seasons Hotels and Resorts
                1.875% 07/30/24(a)..........................................       12,905
                                                                               ----------
                                                                                   27,941
                                                                               ----------
              HEALTH CARE FACILITIES -- 1.3%
     15,880   Health Management Associates, Inc.
                1.500% 08/01/23(b)..........................................       17,349
      1,910   Lifepoint Hospitals, Inc.
                4.500% 06/01/09.............................................        1,960
                                                                               ----------
                                                                                   19,309
                                                                               ----------
              HEALTH CARE SERVICES -- 1.0%
     12,890   Lincare Holdings, Inc.
                3.000% 06/15/33(b)..........................................       13,518
      1,940   WebMD Corp.
                1.750% 06/15/23(a)..........................................        1,664
                                                                               ----------
                                                                                   15,182
                                                                               ----------
              HEALTH CARE SUPPLIES -- 1.4%
     14,920   Advanced Medical Optics, Inc.
                2.500% 07/15/24(a)(b).......................................       14,808
      4,950   Bausch and Lomb, Inc.
                3.460% 08/01/23(a)..........................................        7,186
                                                                               ----------
                                                                                   21,994
                                                                               ----------
              PHARMACEUTICALS -- 3.7%
              IVAX Corp.
      9,840     4.500% 05/15/08.............................................        9,852
      5,700     4.500% 05/15/08(b)..........................................        5,707
      6,950   Sepracor, Inc.
                5.000% 02/15/07.............................................        7,037
     18,200   Teva Pharmaceutical Industries Ltd.
                0.500% 02/01/24.............................................       18,109
      4,660   Watson Pharmaceuticals, Inc.
                1.750% 03/15/23.............................................        4,427

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              PHARMACEUTICALS -- (CONTINUED)
$     9,925   Wyeth
                2.390% 01/15/24(b)..........................................   $   10,176
                                                                               ----------
                                                                                   55,308
                                                                               ----------
                                                                                  225,301
                                                                               ----------
              INDUSTRIALS -- 8.0%
              AEROSPACE/DEFENSE -- 0.1%
        685   United Industrial Corp.
                3.750% 09/15/24(b)..........................................          723
                                                                               ----------
              AIRLINES -- 0.2%
      5,960   Northwest Airlines Corp.
                7.625% 11/15/23(b)..........................................        3,472
                                                                               ----------
              BUILDING PRODUCTS -- 0.7%
      7,897   Lennox International
                6.250% 06/01/09(b)..........................................       10,217
                                                                               ----------
              CONSTRUCTION AND ENGINEERING -- 0.8%
     10,395   Fluor Corp.
                1.500% 02/15/24(a)..........................................       11,746
                                                                               ----------
              ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.3%
     10,860   Roper Industries, Inc.
                1.481% 01/15/34(a)..........................................        5,185
                                                                               ----------
              ENVIRONMENTAL SERVICES -- 0.4%
      7,359   Allied Waste Industries, Inc.
                4.250% 04/15/34(a)..........................................        6,191
                                                                               ----------
              INDUSTRIAL CONGLOMERATES -- 2.2%
              Tyco International Ltd.
      4,270     2.750% 01/15/18(b)..........................................        6,362
     17,350     3.125% 01/15/23(b)..........................................       27,457
                                                                               ----------
                                                                                   33,819
                                                                               ----------
              INDUSTRIAL MACHINERY -- 1.0%
      6,205   Actuant Corp.
                2.000% 11/15/23.............................................        8,005
      5,715   Kaydon Corp.
                4.000% 05/23/23(b)..........................................        6,779
                                                                               ----------
                                                                                   14,784
                                                                               ----------
              TRADING COMPANIES AND DISTRIBUTORS -- 1.0%
              GATX Corp.
      3,952     5.000% 08/15/23(b)..........................................        5,731
      1,805     7.500% 02/01/07.............................................        2,114
      5,875     7.500% 02/01/07(b)..........................................        6,881
                                                                               ----------
                                                                                   14,726
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              TRUCKING AND LEASING -- 1.3%
              Yellow Corp.
$     5,759     3.375% 11/25/23.............................................   $    8,761
      5,935     5.000% 08/08/23.............................................       10,512
                                                                               ----------
                                                                                   19,273
                                                                               ----------
                                                                                  120,136
                                                                               ----------
              INFORMATION TECHNOLOGY -- 9.8%
              APPLICATION SOFTWARE -- 1.4%
     10,232   BEA Systems, Inc.
                4.000% 12/15/06.............................................       10,091
              Fair Issac Corp.
      4,900     1.500% 08/15/23.............................................        4,912
      3,955     1.500% 08/15/23(b)..........................................        3,965
      5,480   Open Solutions
                1.467% 02/02/35(b)..........................................        2,788
                                                                               ----------
                                                                                   21,756
                                                                               ----------
              COMMUNICATIONS EQUIPMENT -- 1.5%
      5,910   Andrew Corp.
                3.250% 08/15/13(b)..........................................        6,471
      1,130   Harris Corp.
                3.500% 08/15/22(b)..........................................        1,704
     14,800   Lucent Technologies
                8.000% 08/01/31(a)..........................................       15,300
                                                                               ----------
                                                                                   23,475
                                                                               ----------
              DATA PROCESSING AND OUTSOURCED SERVICES -- 2.9%
              Bisys Group
      3,925     4.000% 03/15/06.............................................        3,881
      3,850     4.000% 03/15/06(b)..........................................        3,807
      9,920   CSG Systems International, Inc.
                2.500% 06/15/24.............................................        8,928
     11,910   DST Systems, Inc.
                4.125% 08/15/23(b)..........................................       13,949
     12,940   Electronic Data Systems Corp.
                3.875% 07/15/23(b)..........................................       12,778
                                                                               ----------
                                                                                   43,343
                                                                               ----------
              ELECTRONIC EQUIPMENT MANUFACTURERS -- 1.5%
     13,230   Agilent Technologies, Inc.
                3.000% 12/01/21.............................................       12,999
      9,880   Vishay Intertechnology, Inc.
                3.625% 08/01/23(a)(b).......................................        9,633
                                                                               ----------
                                                                                   22,632
                                                                               ----------
              INTERNET SOFTWARE AND SERVICES -- 0.4%
      5,975   CNET Networks, Inc.
                0.750% 04/15/24(b)..........................................        5,542
                                                                               ----------
              IT SERVICES -- 0.5%
      8,282   Ciber
                2.875% 12/15/23(a)(b).......................................        7,444
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              SEMICONDUCTORS -- 0.7%
$     2,990   ASM International NV
                4.250% 12/06/11(b)..........................................   $    3,057
      7,500   Fairchild Semiconductor
                5.000% 11/01/08.............................................        7,575
                                                                               ----------
                                                                                   10,632
                                                                               ----------
              SOFTWARE -- 0.9%
     11,420   Sybase, Inc.
                1.750% 02/22/25(b)..........................................       11,063
      1,980   Veritas Software Corp.
                0.500% 08/01/13(b)..........................................        1,908
                                                                               ----------
                                                                                   12,971
                                                                               ----------
                                                                                  147,795
                                                                               ----------
              MATERIALS -- 3.2%
              DIVERSIFIED METALS AND MINING -- 2.0%
     10,710   Freeport-McMoran Copper and Gold, Inc.
                7.000% 02/11/11.............................................       15,382
              Massey Energy Co.
      5,415     2.250% 04/01/24(b)..........................................        7,371
      3,510     4.750% 05/15/23(b)..........................................        7,779
                                                                               ----------
                                                                                   30,532
                                                                               ----------
              PAPER PACKAGING -- 1.2%
     17,910   Sealed Air Corp.
                3.000% 06/30/33(a)(b).......................................       17,955
                                                                               ----------
                                                                                   48,487
                                                                               ----------
              TELECOMMUNICATION SERVICES -- 3.2%
              INTEGRATED TELECOMMUNICATION SERVICES -- 1.5%
      5,473   Commonwealth Telephone
                3.250% 07/15/23(b)..........................................        5,487
     25,099   Liberty Media Corp.
                4.000% 11/15/29.............................................       16,565
                                                                               ----------
                                                                                   22,052
                                                                               ----------
              WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
              American Tower Corp.
      3,980     3.000% 08/15/12(a)(b).......................................        4,318
      1,554     3.250% 08/01/10(a)(b).......................................        2,496
     18,950   Nextel Communications
                5.250% 01/15/10.............................................       19,424
                                                                               ----------
                                                                                   26,238
                                                                               ----------
                                                                                   48,290
                                                                               ----------
              UTILITIES -- 3.4%
              ELECTRIC UTILITIES -- 2.5%
              Centerpoint Energy, Inc.
      2,979     2.875% 01/15/24(b)..........................................        3,146
      5,485     3.750% 05/15/23(a)(b).......................................        6,280
         95   Centerpoint Energy, Inc.
                3.750% 05/15/23.............................................          109
              PPL Energy Supply, LLC
      5,205     2.625% 05/15/23.............................................        5,830
     12,890     2.625% 05/15/23(a)(b).......................................       14,437

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ELECTRIC UTILITIES -- (CONTINUED)
              Reliant Energy, Inc.
$     1,000     5.000% 08/15/10.............................................   $    1,394
      4,950     5.000% 08/15/10(a)(b).......................................        6,899
                                                                               ----------
                                                                                   38,095
                                                                               ----------
              MULTI-UTILITIES AND UNREGULATED POWER -- 0.9%
     12,832   Dominion Resources
                2.125% 12/15/23.............................................       13,586
                                                                               ----------
                                                                                   51,681
                                                                               ----------
              TOTAL CONVERTIBLE BONDS
                (cost of $890,262)..........................................      948,159
                                                                               ----------
  SHARES
-----------
              CONVERTIBLE PREFERRED STOCKS -- 19.2%
              CONSUMER DISCRETIONARY -- 2.0%
              ADVERTISING -- 0.9%
    291,000   Interpublic Group of Companies, Inc. .........................       13,232
                                                                               ----------
              AUTO MANUFACTURERS -- 1.1%
     46,000   Ford Motor Co. Capital Trust II...............................        2,086
    233,300   General Motors Corp., Series B................................        4,358
    512,050   General Motors Corp., Series C................................       10,650
                                                                               ----------
                                                                                   17,094
                                                                               ----------
                                                                                   30,326
                                                                               ----------
              CONSUMER STAPLES -- 1.2%
              DISTILLERS AND VINTERS -- 0.6%
    210,350   Constellation Brands, Inc. ...................................        8,500
                                                                               ----------
              PACKAGED FOODS AND MEATS -- 0.6%
    370,500   Lehman Brothers Holdings......................................        9,781
                                                                               ----------
                                                                                   18,281
                                                                               ----------
              ENERGY -- 3.1%
              INTEGRATED OIL -- 1.0%
    187,120   Amerada Hess Corp. ...........................................       15,697
                                                                               ----------
              OIL AND GAS EXPLORATION AND PRODUCTION -- 1.0%
     10,000   Chesapeake Energy(b)..........................................       14,439
                                                                               ----------
              OIL AND GAS REFINING AND MARKETING AND TRANSPORTATION -- 1.1%
    120,300   Williams Companies, Inc. .....................................       10,947
     66,600   Williams Companies, Inc.(b)...................................        6,061
                                                                               ----------
                                                                                   17,008
                                                                               ----------
                                                                                   47,144
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              FINANCIALS -- 4.5%
              DIVERSIFIED FINANCIAL SERVICES -- 0.8%
    294,000   Citigroup Regency Centers.....................................   $   11,976
                                                                               ----------
              MULTI-LINE INSURANCE -- 0.3%
     47,700   Hartford Financial Services Group, Inc. ......................        3,074
      1,490   Fortis Insurance(b)...........................................        1,591
                                                                               ----------
                                                                                    4,665
                                                                               ----------
              PROPERTY AND CASUALTY INSURANCE -- 1.0%
    632,950   XL Capital Ltd. ..............................................       15,159
                                                                               ----------
              REINSURANCE -- 0.2%
     66,000   Reinsurance Group of America, Inc. ...........................        3,820
                                                                               ----------
              THRIFTS AND MORTGAGE FINANCE -- 2.2%
     32,410   Doral Financial Corp.(b)......................................        5,879
         24   Fannie Mae....................................................        2,249
    296,650   Sovereign Capital Trust IV....................................       14,054
     76,800   Washington Mutual.............................................        4,005
    121,000   Washington Mutual(b)..........................................        6,409
                                                                               ----------
                                                                                   32,596
                                                                               ----------
                                                                                   68,216
                                                                               ----------
              HEALTH CARE -- 2.7%
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.0%
    276,060   Baxter International(a).......................................       14,866
                                                                               ----------
              HEALTH CARE SERVICES -- 0.9%
    255,850   Omnicare Capital Trust II.....................................       13,194
                                                                               ----------
              PHARMACEUTICALS -- 0.8%
    248,000   Schering-Plough...............................................       12,474
                                                                               ----------
                                                                                   40,534
                                                                               ----------
              INDUSTRIALS -- 0.7%
              AEROSPACE/DEFENSE -- 0.3%
     40,000   Northrop Grumman..............................................        5,200
                                                                               ----------
              CONSTRUCTION AND FARM MACHINERY AND HEAVY TRUCKS -- 0.4%
     76,000   Cummins Capital Trust I.......................................        5,843
                                                                               ----------
                                                                                   11,043
                                                                               ----------
              INFORMATION TECHNOLOGY -- 0.7%
              OFFICE ELECTRONICS -- 0.7%
     80,090   Xerox Corp. ..................................................       10,538
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              MATERIALS -- 1.6%
              CHEMICALS -- 0.3%
    154,350   Celanese AG...................................................   $    4,283
                                                                               ----------
              DIVERSIFIED CHEMICALS -- 0.3%
     83,160   Huntsman Corp. ...............................................        4,241
                                                                               ----------
              DIVERSIFIED METALS AND MINING -- 0.4%
      6,270   Freeport-McMoRan Copper and Gold, Inc.(b).....................        6,215
                                                                               ----------
              PAPER PACKAGING -- 0.6%
    158,620   Temple-Inland, Inc. ..........................................        9,210
                                                                               ----------
                                                                                   23,949
                                                                               ----------
              TELECOMMUNICATION SERVICES -- 1.5%
              INTEGRATED TELECOMMUNICATION SERVICES -- 0.4%
    101,200   Alltel Corp. .................................................        5,110
                                                                               ----------
              WIRELESS TELECOMMUNICATION SERVICES -- 1.1%
    336,185   Crown Castle International
                Corp.(d) ...................................................       17,019
                                                                               ----------
                                                                                   22,129
                                                                               ----------
              UTILITIES -- 1.2%
              ELECTRIC UTILITIES -- 0.7%
    191,000   Ameren Corp. .................................................        5,122
     82,900   FPLGroup, Inc. ...............................................        5,141
                                                                               ----------
                                                                                   10,263
                                                                               ----------
              GAS UTILITIES -- 0.3%
     92,920   Southern Union Co. ...........................................        4,809
                                                                               ----------
              MULTI-UTILITIES AND UNREGULATED POWER -- 0.2%
     49,200   Dominion Resources, Inc.(a)...................................        2,759
                                                                               ----------
                                                                                   17,831
                                                                               ----------
              TOTAL CONVERTIBLE PREFERRED STOCKS
                (Cost of $263,380)..........................................      289,991
                                                                               ----------
              COMMON STOCKS -- 12.9%
              CONSUMER DISCRETIONARY -- 1.6%
              MOVIES AND ENTERTAINMENT -- 0.8%
    394,450   Walt Disney Co. ..............................................       11,333
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              RESTAURANTS -- 0.8%
    192,000   Centerplate, Inc. ............................................   $    2,434
    320,000   McDonald's Corp. .............................................        9,965
                                                                               ----------
                                                                                   12,399
                                                                               ----------
                                                                                   23,732
                                                                               ----------
              CONSUMER STAPLES -- 0.8%
              HOUSEHOLD PRODUCTS -- 0.5%
    146,000   Procter & Gamble Co. .........................................        7,738
                                                                               ----------
              PACKAGED FOODS AND MEATS -- 0.3%
     61,600   Wm. Wrigley Jr. Co. ..........................................        4,039
                                                                               ----------
                                                                                   11,777
                                                                               ----------
              ENERGY -- 1.7%
              OIL AND GAS EQUIPMENT AND SERVICES -- 0.6%
    220,000   Halliburton Co. ..............................................        9,515
                                                                               ----------
              OIL AND GAS EXPLORATION AND PRODUCTION -- 0.7%
    447,439   Chesapeake Energy Corp. ......................................        9,817
                                                                               ----------
              OIL AND GAS REFINING AND MARKETING AND TRANSPORTATION -- 0.4%
    321,000   Williams Companies, Inc. .....................................        6,038
                                                                               ----------
                                                                                   25,370
                                                                               ----------
              FINANCIALS -- 0.8%
              LIFE AND HEALTH INSURANCE -- 0.8%
    216,078   Prudential Financial, Inc. ...................................       12,403
                                                                               ----------
              HEALTH CARE -- 1.1%
              BIOTECHNOLOGY -- 0.9%
    141,000   Amgen, Inc.(d)................................................        8,208
    170,600   Celgene Corp.(d)..............................................        5,809
                                                                               ----------
                                                                                   14,017
                                                                               ----------
              MANAGED HEALTH CARE -- 0.1%
     12,408   WellPoint, Inc.(d)............................................        1,555
                                                                               ----------
              PHARMACEUTICALS -- 0.1%
     59,000   Axcan Pharma, Inc.(d)(a)......................................          993
                                                                               ----------
                                                                                   16,565
                                                                               ----------
              INDUSTRIALS -- 3.4%
              AEROSPACE/DEFENSE -- 0.5%
     77,677   L-3 Communications Holdings, Inc. ............................        5,517
     52,538   Northrop Grumman Corp. .......................................        2,836
                                                                               ----------
                                                                                    8,353
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              CONSTRUCTION AND ENGINEERING -- 0.4%
    310,000   McDermott International, Inc.(d)..............................   $    5,868
                                                                               ----------
              CONSTRUCTION AND FARM MACHINERY AND HEAVY TRUCKS -- 0.7%
    151,000   Cummins, Inc. ................................................       10,623
                                                                               ----------
              INDUSTRIAL CONGLOMERATES -- 0.9%
     51,330   3M Co. .......................................................        4,399
    260,000   Tyco International Ltd. ......................................        8,788
                                                                               ----------
                                                                                   13,187
                                                                               ----------
              INDUSTRIAL MACHINERY -- 0.9%
    130,000   Actuant Corp., Class A(d).....................................        5,840
    148,000   Danaher Corp. ................................................        7,904
                                                                               ----------
                                                                                   13,744
                                                                               ----------
                                                                                   51,775
                                                                               ----------
              INFORMATION TECHNOLOGY -- 2.5%
              COMMUNICATIONS EQUIPMENT -- 1.2%
    450,000   Corning, Inc.(d)..............................................        5,009
    249,684   Motorola, Inc. ...............................................        3,738
    228,000   QUALCOMM, Inc. ...............................................        8,356
                                                                               ----------
                                                                                   17,103
                                                                               ----------
              DATA PROCESSING AND OUTSOURCED SERVICES -- 0.6%
    176,000   Automatic Data Processing, Inc. ..............................        7,911
     92,100   Startek, Inc. ................................................        1,547
                                                                               ----------
                                                                                    9,458
                                                                               ----------
              INTERNET SOFTWARE AND SERVICES -- 0.7%
     80,000   InfoSpace, Inc.(d)............................................        3,266
    205,600   Yahoo!, Inc.(d)...............................................        6,970
                                                                               ----------
                                                                                   10,236
                                                                               ----------
              SOFTWARE -- 0.0%
        219   Computer Associates International, Inc. ......................            6
                                                                               ----------
                                                                                   36,803
                                                                               ----------
              MATERIALS -- 0.3%
              SPECIALTY CHEMICALS -- 0.3%
    269,600   RPM International, Inc. ......................................        4,928
                                                                               ----------
              TELECOMMUNICATION SERVICES -- 0.3%
              INTEGRATED TELECOMMUNICATION SERVICES -- 0.2%
     92,671   Compania Anonima Nacional Telefonos de Venezuela, ADR.........        1,753
     30,000   Telefonos de Mexico SA de CV, ADR.............................        1,036
                                                                               ----------
                                                                                    2,789
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS

Nations Convertible Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
    120,925   Crown Castle International Corp.(d)...........................   $    1,942
                                                                               ----------
                                                                                    4,731
                                                                               ----------
              UTILITIES -- 0.4%
              ELECTRIC UTILITIES -- 0.4%
    140,000   Cinergy Corp. ................................................        5,673
                                                                               ----------
              TOTAL COMMON STOCKS
                (Cost of $149,966)..........................................      193,757
                                                                               ----------

   UNITS
-----------
              WARRANTS -- 0.0%
              INFORMATION TECHNOLOGY -- 0.0%
              COMMUNICATIONS EQUIPMENT -- 0.0%
     12,396   Lucent Technologies, Inc.(c)..................................            8
                                                                               ----------
              TOTAL WARRANTS
                (Cost of $15)...............................................            8
                                                                               ----------
  SHARES
-----------
              INVESTMENT MANAGEMENT COMPANY -- 4.5%
 69,106,000   Nations Cash Reserves,
                Capital Class Shares(d).....................................       69,106
                                                                               ----------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost of $69,106)...........................................       69,106
                                                                               ----------
    PAR
   (000)
-----------
              REPURCHASE AGREEMENTS(E) -- 9.2%
$    36,813   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $37,163
                (repurchase proceeds $36,816)...............................       36,813
     44,175   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Agency securities with various maturities to 09/15/09,
                market value $44,755 (repurchase proceeds $44,178)..........       44,175

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS(E) -- (CONTINUED)
$    57,509   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Agency securities with various maturities to 03/31/35,
                market value $58,416 (repurchase proceeds $57,514)..........   $   57,509
                                                                               ----------
              TOTAL REPURCHASE AGREEMENTS
                (Cost of $138,497)..........................................      138,497
                                                                               ----------
              TOTAL INVESTMENTS                                        108.7%
                (Cost of $1,511,226)(f)...........................              1,639,518
                                                                               ----------
              OTHER ASSETS AND                                          (8.7)%
                LIABILITIES, NET..................................               (131,197)
                                                                               ----------
              NET ASSETS..........................................     100.0%  $1,508,321
                                                                               ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $128,940 and $131,197, respectively.

(b)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $540,122, which represents 35.8% of net assets.

(c)
  Non-income producing security.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 11).

 (f)
  Cost for federal income tax purposes is $1,514,062.

ABBREVIATION:

ADR  --   American Depositary Receipt

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Health care.................................          18.7%
Consumer discretionary......................          13.5
Information technology......................          13.0
Industrials.................................          12.1
Financials..................................          10.7
Energy......................................           9.0
Materials...................................           5.1
Telecommunication services..................           5.0
Utilities...................................           5.0
Consumer staples............................           2.9
Investment management company...............           4.5
Repurchase agreements.......................           9.2
Other assets and liabilities, net...........          (8.7)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              COMMON STOCKS -- 67.8%
              CONSUMER DISCRETIONARY -- 8.2%
              AUTO COMPONENTS -- 0.6%
     21,905   Lear Corp. ...................................................   $    972
                                                                               --------
              AUTOMOBILES -- 0.3%
     50,243   Ford Motor Co. ...............................................        569
                                                                               --------
              HOTELS, RESTAURANTS AND LEISURE -- 0.3%
     21,444   International Game Technology, Inc. ..........................        572
                                                                               --------
              HOUSEHOLD DURABLES -- 0.8%
      8,844   Lennar Corp., Class A.........................................        501
     21,919   Stanley Works.................................................        992
                                                                               --------
                                                                                  1,493
                                                                               --------
              LEISURE EQUIPMENT AND PRODUCTS -- 0.4%
     15,933   Brunswick Corp. ..............................................        746
                                                                               --------
              MEDIA -- 1.9%
     36,445   Clear Channel Communications, Inc.(a).........................      1,256
     11,233   Dow Jones & Co., Inc. ........................................        420
     81,382   Time Warner, Inc.(b)..........................................      1,428
      8,751   Viacom, Inc., Class B.........................................        305
                                                                               --------
                                                                                  3,409
                                                                               --------
              MULTILINE RETAIL -- 1.0%
     19,334   J.C. Penney Co., Inc. ........................................      1,004
     17,271   Target Corp. .................................................        864
                                                                               --------
                                                                                  1,868
                                                                               --------
              SPECIALTY RETAIL -- 2.9%
      6,755   AutoZone, Inc.(b).............................................        579
     15,737   Barnes & Noble, Inc.(b).......................................        543
     22,090   Home Depot, Inc. .............................................        845
     35,353   Limited Brands................................................        859
     24,645   Sherwin-Williams Co. .........................................      1,084
     21,858   Staples, Inc. ................................................        687
     25,546   TJX Companies, Inc. ..........................................        629
                                                                               --------
                                                                                  5,226
                                                                               --------
                                                                                 14,855
                                                                               --------
              CONSUMER STAPLES -- 6.4%
              BEVERAGES -- 2.1%
     11,457   Anheuser-Busch Companies, Inc. ...............................        543
     17,824   Coca-Cola Co. ................................................        743
     10,900   Diageo PLC, ADR...............................................        620
     41,378   Pepsi Bottling Group, Inc. ...................................      1,152
     13,792   PepsiCo, Inc. ................................................        731
                                                                               --------
                                                                                  3,789
                                                                               --------
              FOOD AND STAPLES RETAILING -- 1.3%
     14,128   SUPERVALU, Inc. ..............................................        471
     39,485   Wal-Mart Stores, Inc. ........................................      1,979
                                                                               --------
                                                                                  2,450
                                                                               --------

                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              FOOD PRODUCTS -- 1.0%
     12,440   Kellogg Co. ..................................................   $    538
     23,718   Sara Lee Corp. ...............................................        526
     40,312   Tyson Foods, Inc., Class A....................................        672
                                                                               --------
                                                                                  1,736
                                                                               --------
              HOUSEHOLD PRODUCTS -- 0.9%
     30,401   Procter & Gamble Co. .........................................      1,611
                                                                               --------
              PERSONAL PRODUCTS -- 0.2%
     10,020   Estee Lauder Companies, Inc., Class A.........................        451
                                                                               --------
              TOBACCO -- 0.9%
     24,022   Altria Group, Inc. ...........................................      1,571
                                                                               --------
                                                                                 11,608
                                                                               --------
              ENERGY -- 5.0%
              OIL AND GAS -- 5.0%
     11,857   Anadarko Petroleum Corp. .....................................        902
      8,808   Apache Corp. .................................................        539
     25,146   ChevronTexaco Corp. ..........................................      1,467
     13,412   ConocoPhillips................................................      1,446
     62,389   Exxon Mobil Corp. ............................................      3,719
      6,880   Marathon Oil Corp. ...........................................        323
      9,660   Newfield Exploration Co.(b)...................................        717
                                                                               --------
                                                                                  9,113
                                                                               --------
              FINANCIALS -- 14.4%
              CAPITAL MARKETS -- 2.5%
     10,964   Goldman Sachs Group, Inc. ....................................      1,206
      9,253   Lehman Brothers Holdings, Inc. ...............................        871
     18,502   Mellon Financial Corp. .......................................        528
     22,933   Merrill Lynch & Co., Inc. ....................................      1,298
     13,192   State Street Corp. ...........................................        577
                                                                               --------
                                                                                  4,480
                                                                               --------
              COMMERCIAL BANKS -- 3.6%
     13,593   City National Corp. ..........................................        949
     18,250   Comerica, Inc. ...............................................      1,005
     15,356   Marshall & Ilsley Corp. ......................................        641
     45,816   U.S. Bancorp..................................................      1,321
     34,270   Wachovia Corp. ...............................................      1,745
     13,973   Zions Bancorporation..........................................        964
                                                                               --------
                                                                                  6,625
                                                                               --------
              CONSUMER FINANCE -- 0.9%
     10,383   Capital One Financial Corp. ..................................        776
     36,320   MBNA Corp. ...................................................        892
                                                                               --------
                                                                                  1,668
                                                                               --------
              DIVERSIFIED FINANCIAL SERVICES -- 2.6%
     76,519   Citigroup, Inc. ..............................................      3,439
     36,720   JPMorgan Chase & Co. .........................................      1,271
                                                                               --------
                                                                                  4,710
                                                                               --------
              INSURANCE -- 3.4%
     15,596   Allstate Corp. ...............................................        843
      6,831   Ambac Financial Group, Inc. ..................................        511
     30,044   American International Group, Inc. ...........................      1,665
     11,191   Endurance Specialty Holdings Ltd. ............................        423

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              INSURANCE -- (CONTINUED)
     10,140   Hartford Financial Services Group, Inc. ......................   $    695
     12,874   Lincoln National Corp. .......................................        581
     13,965   MBIA, Inc. ...................................................        730
     13,064   Prudential Financial, Inc. ...................................        750
                                                                               --------
                                                                                  6,198
                                                                               --------
              THRIFTS AND MORTGAGE FINANCE -- 1.4%
     11,294   Fannie Mae....................................................        615
     12,187   Freddie Mac...................................................        770
     15,887   PMI Group, Inc. ..............................................        604
     15,547   Washington Mutual, Inc. ......................................        614
                                                                               --------
                                                                                  2,603
                                                                               --------
                                                                                 26,284
                                                                               --------
              HEALTH CARE -- 9.8%
              BIOTECHNOLOGY -- 1.0%
     30,066   Amgen, Inc.(b)................................................      1,750
                                                                               --------
              HEALTH CARE EQUIPMENT AND
                SUPPLIES -- 0.9%
     18,099   Medtronic, Inc. ..............................................        922
     37,197   PerkinElmer, Inc. ............................................        767
                                                                               --------
                                                                                  1,689
                                                                               --------
              HEALTH CARE PROVIDERS AND
                SERVICES -- 3.2%
     11,384   Aetna, Inc. ..................................................        853
     10,890   Cardinal Health, Inc. ........................................        608
     13,962   Express Scripts, Inc.(b)......................................      1,217
     22,257   Health Net, Inc.(b)...........................................        728
      6,343   Quest Diagnostics, Inc. ......................................        667
      9,255   Triad Hospitals, Inc.(b)......................................        464
     14,080   UnitedHealth Group, Inc. .....................................      1,343
                                                                               --------
                                                                                  5,880
                                                                               --------
              PHARMACEUTICALS -- 4.7%
     14,556   Abbott Laboratories...........................................        679
      7,274   Allergan, Inc. ...............................................        505
      9,985   Eli Lilly & Co. ..............................................        520
     45,461   Johnson & Johnson.............................................      3,053
     15,781   Merck & Co., Inc. ............................................        511
    106,192   Pfizer, Inc. .................................................      2,790
     30,539   Schering-Plough Corp. ........................................        554
                                                                               --------
                                                                                  8,612
                                                                               --------
                                                                                 17,931
                                                                               --------
              INDUSTRIALS -- 7.3%
              AEROSPACE AND DEFENSE -- 1.5%
     19,277   Boeing Co. ...................................................      1,127
      7,305   Lockheed Martin Corp. ........................................        446
     11,046   Northrop Grumman Corp. .......................................        596
      6,350   United Technologies Corp. ....................................        646
                                                                               --------
                                                                                  2,815
                                                                               --------
              AIR FREIGHT AND LOGISTICS -- 0.7%
      7,882   FedEx Corp. ..................................................        740
      7,178   United Parcel Service, Inc., Class B..........................        522
                                                                               --------
                                                                                  1,262
                                                                               --------

                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              COMMERCIAL SERVICES AND SUPPLIES -- 1.5%
     28,290   Allied Waste Industries, Inc.(a)(b)...........................   $    207
     31,333   Cendant Corp. ................................................        643
     17,307   H&R Block, Inc. ..............................................        875
     38,118   ServiceMaster Co. ............................................        515
     13,828   Waste Management, Inc. .......................................        399
                                                                               --------
                                                                                  2,639
                                                                               --------
              ELECTRICAL EQUIPMENT -- 0.6%
     14,253   Cooper Industries Ltd., Class A...............................      1,019
                                                                               --------
              INDUSTRIAL CONGLOMERATES -- 2.1%
    107,449   General Electric Co. .........................................      3,875
                                                                               --------
              MACHINERY -- 0.9%
      7,394   Cummins, Inc. ................................................        520
     10,047   Harsco Corp. .................................................        599
      5,849   Illinois Tool Works, Inc. ....................................        524
                                                                               --------
                                                                                  1,643
                                                                               --------
                                                                                 13,253
                                                                               --------
              INFORMATION TECHNOLOGY -- 10.7%
              COMMUNICATIONS EQUIPMENT -- 1.7%
     77,982   Cisco Systems, Inc.(b)........................................      1,395
     16,296   Harris Corp. .................................................        532
     23,717   Motorola, Inc. ...............................................        355
     11,786   QUALCOMM, Inc. ...............................................        432
     65,886   Tellabs, Inc.(b)..............................................        481
                                                                               --------
                                                                                  3,195
                                                                               --------
              COMPUTERS AND PERIPHERALS -- 1.9%
     20,001   Dell, Inc.(b).................................................        769
     30,291   EMC Corp.(b)..................................................        373
     27,586   Hewlett-Packard Co. ..........................................        605
     19,144   International Business Machines Corp. ........................      1,749
                                                                               --------
                                                                                  3,496
                                                                               --------
              ELECTRONIC EQUIPMENT AND
                INSTRUMENTS -- 0.6%
     18,442   Amphenol Corp., Class A.......................................        683
     21,448   Ingram Micro, Inc., Class A(b)................................        358
                                                                               --------
                                                                                  1,041
                                                                               --------
              IT SERVICES -- 1.3%
     22,561   Accenture Ltd., Class A(b)....................................        545
     13,157   Affiliated Computer Services, Inc., Class A(b)................        700
     14,231   Computer Sciences Corp.(b)....................................        653
     11,331   First Data Corp. .............................................        445
                                                                               --------
                                                                                  2,343
                                                                               --------
              SEMICONDUCTORS AND SEMICONDUCTOR
                EQUIPMENT -- 2.6%
     83,700   Agere Systems Inc.(b).........................................        120
     38,759   Applied Materials, Inc. ......................................        630
     21,993   Broadcom Corp., Class A(b)....................................        658
     26,056   Fairchild Semiconductor Corp., Class A(b).....................        399
     92,165   Intel Corp. ..................................................      2,141

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- (CONTINUED)
     38,867   National Semiconductor Corp. .................................   $    801
                                                                               --------
                                                                                  4,749
                                                                               --------
              SOFTWARE -- 2.6%
     18,624   Citrix Systems, Inc.(b).......................................        444
        118   Computer Associates International, Inc. ......................          3
      9,720   Intuit, Inc.(b)...............................................        425
     97,481   Microsoft Corp. ..............................................      2,356
     24,023   Quest Software, Inc.(b).......................................        333
     33,476   Symantec Corp.(b).............................................        714
     27,239   Synopsys, Inc.(b).............................................        493
                                                                               --------
                                                                                  4,768
                                                                               --------
                                                                                 19,592
                                                                               --------
              MATERIALS -- 2.0%
              CHEMICALS -- 0.6%
      8,831   PPG Industries, Inc. .........................................        632
      5,796   Scotts Co., Class A(b)........................................        407
                                                                               --------
                                                                                  1,039
                                                                               --------
              CONSTRUCTION MATERIALS -- 0.1%
      5,513   Martin Marietta Materials, Inc. ..............................        308
                                                                               --------
              CONTAINERS AND PACKAGING -- 0.7%
     23,067   Ball Corp. ...................................................        957
     14,836   Pactiv Corp.(b)...............................................        347
                                                                               --------
                                                                                  1,304
                                                                               --------
              METALS AND MINING -- 0.3%
     17,287   Alcoa, Inc. ..................................................        525
                                                                               --------
              PAPER AND FOREST PRODUCTS -- 0.3%
     16,720   MeadWestvaco Corp. ...........................................        532
                                                                               --------
                                                                                  3,708
                                                                               --------
              TELECOMMUNICATION SERVICES -- 2.1%
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
     47,174   SBC Communications, Inc. .....................................      1,117
     19,943   Sprint Corp. .................................................        454
     44,920   Verizon Communications, Inc. .................................      1,595
                                                                               --------
                                                                                  3,166
                                                                               --------
              WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
     23,831   Nextel Communications, Inc., Class A(b).......................        677
                                                                               --------
                                                                                  3,843
                                                                               --------
              UTILITIES -- 1.9%
              ELECTRIC UTILITIES -- 1.4%
     23,453   American Electric Power Co., Inc. ............................        799
     15,068   DTE Energy Co. ...............................................        685
     16,215   Entergy Corp. ................................................      1,146
                                                                               --------
                                                                                  2,630
                                                                               --------

                                                                                 VALUE
  SHARES                                                                         (000)
----------------------------------------------------------------------------------------
              MULTI-UTILITIES AND UNREGULATED
                POWER -- 0.5%
     21,099   Sempra Energy.................................................   $    841
                                                                               --------
                                                                                  3,471
                                                                               --------
              TOTAL COMMON STOCKS
                (Cost of $97,163)...........................................    123,658
                                                                               --------
    PAR
   (000)
-----------
              MORTGAGE-BACKED SECURITIES -- 11.7%
              AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%
$     1,300   Federal Home Loan Mortgage Corp., Interest Only
                4.000% 09/15/15.............................................      1,271
        305     5.500% 05/15/27.............................................         30
              Federal National Mortgage Association
        260     6.000% 04/25/17.............................................        271
         35     7.000% 01/25/21.............................................         36
                                                                               --------
                                                                                  1,608
                                                                               --------
              MORTGAGE-BACKED SECURITIES -- 10.8%
              Federal Home Loan Mortgage Corp.
        801     6.500% 07/01/29--11/01/32...................................        833
        100     6.750% 03/15/31.............................................        122
        103     8.000% 07/01/10--09/01/25...................................        110
              Federal National Mortgage Association
         51     4.185% 08/01/36.............................................         52
      1,256     5.500% 08/25/17--07/01/33...................................        985
        946     6.500% 10/01/24--05/01/33...................................        988
         55     7.500% 10/01/11.............................................         58
        115     8.500% 08/01/11.............................................        122
         87     10.000% 09/01/18............................................         97
                TBA
     10,758     5.000% 04/15/20--04/15/35(c)................................     10,672
        750     5.500% 03/15/35(c)..........................................        751
      1,710     6.500% 04/15/35(c)..........................................      1,774
              Government National Mortgage Association
      3,177     5.500% 03/15/35.............................................      3,205
         48     7.500% 12/15/23.............................................         52
          4     10.000% 02/15/16............................................          4
                                                                               --------
                                                                                 19,825
                                                                               --------
              TOTAL MORTGAGE-BACKED SECURITIES
                (Cost of $21,486)...........................................     21,433
                                                                               --------
              CORPORATE FIXED-INCOME BONDS AND NOTES -- 9.3%
              BASIC MATERIALS -- 0.3%
              CHEMICALS -- 0.1%
         38   Eastman Chemical Co.
                3.250% 06/15/08.............................................         36
         63   E.I. Dupont De Nemours & Co.
                3.375% 11/15/07.............................................         62
                                                                               --------
                                                                                     98
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              FOREST PRODUCTS AND PAPER -- 0.1%
$        70   Champion International Corp.
                7.350% 11/01/25.............................................   $     81
              International Paper Co.
         62     5.850% 10/30/12.............................................         65
         61     4.250% 01/15/09.............................................         60
         81   Westvaco Corp.
                8.200% 01/15/30.............................................        102
                                                                               --------
                                                                                    308
                                                                               --------
              METALS AND MINING -- 0.1%
              Alcan, Inc.
         44     7.250% 03/15/31.............................................         53
         47     6.450% 03/15/11.............................................         51
         48   BHP Billiton Finance USA
                4.800% 04/15/13.............................................         48
                                                                               --------
                                                                                    152
                                                                               --------
                                                                                    558
                                                                               --------
              COMMUNICATIONS -- 1.2%
              MEDIA -- 0.5%
         78   Comcast Cable Communications, Inc.
                7.125% 06/15/13.............................................         87
         58   Knight-Ridder, Inc.
                7.125% 06/01/11.............................................         65
         17   Rogers Cable, Inc.
                6.250% 06/15/13.............................................         17
         51   TCI Communications, Inc.,
                9.875% 06/15/22.............................................         72
        105   Thomson Corp.
                5.250% 08/15/13.............................................        106
              Time Warner, Inc.
         54     7.250% 09/01/08.............................................         58
        142     7.625% 04/15/31.............................................        167
         88     9.125% 01/15/13.............................................        109
         61   Viacom, Inc.
                5.625% 05/01/07.............................................         62
         72   Walt Disney Co.
                5.500% 12/29/06.............................................         73
                                                                               --------
                                                                                    816
                                                                               --------
              TELECOMMUNICATIONS -- 0.7%
        125   BellSouth Corp.
                5.000% 10/15/06.............................................        127
         36   BellSouth Telecommunications, Inc.
                6.375% 06/01/28.............................................         38
         53   British Telecommunications PLC
                8.375% 12/15/10.............................................         62
              Cingular Wireless SV
         41     8.125% 05/01/12.............................................         48
         37     8.750% 03/01/31.............................................         49
        183   Deutsche Telekom International Finance BV
                5.250% 07/22/13.............................................        182
        255   SBC Communications, Inc.
                5.750% 05/02/06.............................................        260
              Sprint Capital Corp.
         24     6.125% 11/15/08.............................................         25
        116     8.750% 03/15/32.............................................        150
         28   Verizon Global Funding Corp.
                7.750% 12/01/30.............................................         34

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              TELECOMMUNICATIONS -- (CONTINUED)
$       224   Verizon New England, Inc.
                6.500% 09/15/11.............................................   $    240
        140   Verizon Pennsylvania, Inc.
                5.650% 11/15/11.............................................        144
                                                                               --------
                                                                                  1,359
                                                                               --------
                                                                                  2,175
                                                                               --------
              CONSUMER CYCLICAL -- 0.6%
              AUTO MANUFACTURERS -- 0.2%
        199   DaimlerChrysler N.A. Holding Corp.
                4.050% 06/04/08.............................................        193
        252   Ford Motor Co.
                7.450% 07/16/31(a)..........................................        228
                                                                               --------
                                                                                    421
                                                                               --------
              HOME BUILDERS -- 0.3%
        156   Dr. Horton, Inc.
                7.875% 08/15/11.............................................        170
        183   KB Home
                5.750% 02/01/14.............................................        175
         97   Toll Brothers, Inc.
                4.950% 03/15/14.............................................         92
                                                                               --------
                                                                                    437
                                                                               --------
              RETAIL -- 0.1%
              Target Corp.
         22     5.375% 06/15/09.............................................         23
        100     5.400% 10/01/08.............................................        103
         66     5.875% 03/01/12.............................................         70
                                                                               --------
                                                                                    196
                                                                               --------
                                                                                  1,054
                                                                               --------
              CONSUMER NON-CYCLICAL -- 0.4%
              BEVERAGES -- 0.1%
         91   Anheuser-Busch Companies, Inc.
                5.950% 01/15/33.............................................         97
                                                                               --------
              COMMERCIAL SERVICES -- 0.0%
         14   Donnelley & Sons
                4.950% 04/01/14.............................................         14
                                                                               --------
              COSMETICS/PERSONAL CARE -- 0.0%
         51   Procter & Gamble Co.
                4.750% 06/15/07.............................................         52
                                                                               --------
              FOOD -- 0.2%
              Kroger Co.
         19     6.800% 04/01/11.............................................         21
         23     6.750% 04/15/12.............................................         25
        202   Fred Myer, Inc.
                7.450% 03/01/08.............................................        216
         50   Unilever Capital Corp.
                6.875% 11/01/05.............................................         51
                                                                               --------
                                                                                    313
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              HEALTHCARE SERVICES -- 0.1%
              WellPoint Health Networks, Inc.
$       193     6.375% 06/15/06.............................................   $    198
         45     6.375% 01/15/12.............................................         48
                                                                               --------
                                                                                    246
                                                                               --------
              HOUSEHOLD PRODUCTS/WARES -- 0.0%
         65   Fortune Brands, Inc.
                2.875% 12/01/06.............................................         64
                                                                               --------
                                                                                    786
                                                                               --------
              ENERGY -- 0.9%
              OIL AND GAS -- 0.6%
        137   BP Capital Markets PLC
                2.750% 12/29/06.............................................        134
              Conoco Funding Co.
        117     5.450% 10/15/06.............................................        120
        142     6.350% 10/15/11.............................................        155
         31   Devon Energy Corp.
                7.950% 04/15/32.............................................         39
        206   Pioneer Natural Resources Co.
                6.500% 01/15/08.............................................        216
         37   Suncor Energy
                5.950% 12/01/34.............................................         39
        194   USX Corp.
                6.650% 02/01/06.............................................        198
        175   XTO Energy, Inc.
                7.500% 04/15/12.............................................        200
                                                                               --------
                                                                                  1,101
                                                                               --------
              PIPELINES -- 0.3%
        111   Consolidated Natural Gas Co.
                5.375% 11/01/06.............................................        113
        270   Kinder Morgan Energy Partners
                7.300% 08/15/33.............................................        310
        125   Teppco Partners LP
                7.625% 02/15/12.............................................        141
                                                                               --------
                                                                                    564
                                                                               --------
                                                                                  1,665
                                                                               --------
              FINANCIALS -- 4.6%
              BANKS -- 1.0%
         69   Bank of New York Co., Inc.
                3.900% 09/01/07.............................................         68
         42   HSBC Holdings PLC
                7.350% 11/27/32(d)..........................................         51
         67   Key Bank National Association
                7.000% 02/01/11.............................................         74
        300   Marshall & lsley Corp.
                4.375% 08/01/09.............................................        297
        101   Mellon Funding Corp.
                6.700% 03/01/08.............................................        108
        186   National City Bank
                4.625% 05/01/13.............................................        181
        153   PNC Funding Corp.
                5.750% 08/01/06.............................................        156
        114   Scotland International Finance
                4.250% 05/23/13(d)..........................................        109

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              BANKS -- (CONTINUED)
$        53   SouthTrust Bank, Inc.
                4.750% 03/01/13(a)(d).......................................   $     52
        203   Union Planters Corp.
                4.375% 12/01/10.............................................        197
        189   US Bank NA
                6.375% 08/01/11.............................................        205
        325   Wachovia Corp.
                4.875% 02/15/14.............................................        317
                                                                               --------
                                                                                  1,815
                                                                               --------
              DIVERSIFIED FINANCIAL SERVICES -- 3.2%
              American Express Co.
         56     3.750% 11/20/07.............................................         55
        153     4.750% 06/17/09.............................................        154
         48     5.500% 09/12/06.............................................         49
         65   American General Finance Corp.
                2.750% 06/15/08.............................................         62
        120   Associates Corp.
                6.950% 11/01/18.............................................        137
              Bear Stearns Companies, Inc.
        185     4.500% 10/28/10.............................................        182
         64     5.700% 01/15/07.............................................         66
         79   Capital One Bank
                5.000% 06/15/09.............................................         79
              Caterpillar Financial Services Corp.
        103     2.350% 09/15/06.............................................        101
        135     4.500% 06/15/09.............................................        134
        154     5.950% 05/01/06.............................................        157
         87   CIT Group, Inc.
                7.375% 04/02/07.............................................         92
         70   Citigroup Global Markets Holdings, Inc.
                6.500% 02/15/08.............................................         74
              Citigroup, Inc.
        337     5.000% 09/15/14.............................................        331
         78     6.000% 02/21/12.............................................         83
        302   Countrywide Home Loans, Inc.
                5.500% 08/01/06.............................................        307
        100   Credit Suisse First Boston USA, Inc.
                4.625% 01/15/08.............................................        100
              General Electric Capital Corp.
         25     5.875% 02/15/12.............................................         26
        307     6.750% 03/15/32.............................................        354
              General Motors Acceptance Corp.
        115     6.150% 04/05/07.............................................        113
         50     6.875% 09/15/11.............................................         45
        143     8.000% 11/01/31.............................................        125
              Goldman Sachs Group, Inc.
         40     4.125% 01/15/08.............................................         40
        112     4.750% 07/15/13.............................................        108
        169     6.600% 01/15/12.............................................        183
              HSBC Finance Corp.
        106     5.875% 02/01/09.............................................        110
         53     6.375% 11/27/12.............................................         57
        117     7.200% 07/15/06.............................................        122

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
              International Lease Finance Corp.
$       213     3.500% 04/01/09.............................................   $    204
         52     4.500% 05/01/08.............................................         52
        138   John Deere Capital Corp.
                3.125% 12/15/05.............................................        137
        475   JPMorgan Chase Capital XV
                5.875% 03/15/35.............................................        459
              Lehman Brothers Holdings, Inc.
        129     4.000% 01/22/08.............................................        127
        152     7.000% 02/01/08.............................................        162
         38     7.875% 08/15/10.............................................         43
         70   MassMutual Global Funding II
                2.550% 07/15/08(d)..........................................         66
              Merrill Lynch & Co., Inc.
         63     3.700% 04/21/08.............................................         62
        149     6.000% 02/17/09(d)..........................................        156
        300   Morgan Stanley
                4.750% 04/01/14(d)..........................................        285
              National Rural Utilities Cooperative Finance Corp.
         70     3.250% 10/01/07.............................................         68
         80     5.750% 08/28/09.............................................         83
         60     8.000% 03/01/32.............................................         78
        144   Principal Life Global
                6.250% 02/15/12(d)..........................................        155
        212   Prudential Funding LLC
                6.600% 05/15/08(d)..........................................        225
                                                                               --------
                                                                                  5,808
                                                                               --------
              INSURANCE -- 0.1%
              Hartford Financial Services Group, Inc.
         46     2.375% 06/01/06.............................................         45
         35     4.625% 07/15/13.............................................         34
         30   Metlife, Inc.
                5.375% 12/15/12.............................................         31
         30   Nationwide Financial Services
                5.900% 07/01/12.............................................         31
                                                                               --------
                                                                                    141
                                                                               --------
              REAL ESTATE -- 0.0%
         16   ERP Operating LP
                5.200% 04/01/13.............................................         16
                                                                               --------
              REAL ESTATE INVESTMENT TRUST (REITS) -- 0.1%
         58   Health Care Property Investors, Inc.
                6.450% 06/25/12.............................................         62
        161   Simon Property Group LP
                3.750% 01/30/09.............................................        155
                                                                               --------
                                                                                    217
                                                                               --------

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              SAVINGS AND LOANS -- 0.2%
              Washington Mutual, Inc.
$       180     5.625% 01/15/07.............................................   $    184
        195     4.625% 04/01/14.............................................        184
         64     2.400% 11/03/05.............................................         64
                                                                               --------
                                                                                    432
                                                                               --------
                                                                                  8,429
                                                                               --------
              INDUSTRIALS -- 0.5%
              AEROSPACE AND DEFENSE -- 0.2%
         79   Boeing Co.
                5.125% 02/15/13.............................................         79
        101   Northrop Grumman Corp.
                7.125% 02/15/11.............................................        113
         73   Raytheon Co.
                5.375% 04/01/13.............................................         74
                                                                               --------
                                                                                    266
                                                                               --------
              BUILDING MATERIALS -- 0.0%
         68   Hanson Overseas BV
                6.750% 09/15/05.............................................         69
                                                                               --------
              ENVIRONMENTAL CONTROL -- 0.1%
        118   Waste Management, Inc.
                7.375% 08/01/10.............................................        132
                                                                               --------
              MISCELLANEOUS MANUFACTURING -- 0.1%
         66   General Electric Co.
                5.000% 02/01/13.............................................         66
        113   Tyco International Group SA
                6.375% 10/15/11.............................................        120
                                                                               --------
                                                                                    186
                                                                               --------
              TRANSPORTATION -- 0.1%
        107   Burlington Northern Santa Fe Corp.
                6.750% 07/15/11.............................................        117
         95   Canadian National Railway Co.
                6.900% 07/15/28.............................................        111
                                                                               --------
                                                                                    228
                                                                               --------
                                                                                    881
                                                                               --------
              TECHNOLOGY -- 0.3%
              COMPUTERS -- 0.3%
        212   Hewlett-Packard Co.
                5.750% 12/15/06.............................................        217
              International Business Machines Corp.
        104     4.875% 10/01/06.............................................        105
         33     5.875% 11/29/32.............................................         35
         59     6.500% 01/15/28.............................................         66
                                                                               --------
                                                                                    423
                                                                               --------
              UTILITIES -- 0.5%
              ELECTRIC -- 0.4%
              Con Edison Co.
        108     4.700% 06/15/09.............................................        109
        108     6.625% 12/15/05.............................................        110
         35   Dominion Resources, Inc.
                5.000% 03/15/13.............................................         35

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              ELECTRIC -- (CONTINUED)
$       113   NiSource Finance Corp.
                5.400% 07/15/14.............................................   $    114
         18   NY State Electric & Gas
                5.750% 05/01/23.............................................         18
         57   Public Service Electric & Gas Co.
                4.000% 11/01/08.............................................         56
        275   Scottish Power PLC
                4.910% 03/15/10.............................................        275
         93   Virginia Electric & Power Co.
                5.375% 02/01/07.............................................         95
                                                                               --------
                                                                                    812
                                                                               --------
              GAS -- 0.1%
        150   Sempra Energy
                4.750% 05/15/09.............................................        149
                                                                               --------
                                                                                    961
                                                                               --------
              TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
                (Cost of $16,756)...........................................     16,932
                                                                               --------
              GOVERNMENT AGENCIES AND OBLIGATIONS -- 6.9%
              FOREIGN GOVERNMENT BONDS -- 0.7%
        162   Hellenic Republic of Greece
                6.950% 03/04/08.............................................        174
        169   Province of Quebec
                7.500% 09/15/29.............................................        218
        106   Region of Lombardy
                5.804% 10/25/32.............................................        112
              Republic of Italy
        123     2.750% 12/15/06.............................................        121
        302     3.750% 12/14/07.............................................        298
              United Mexican States
        191     7.500% 04/08/33.............................................        202
        196     8.375% 01/14/11.............................................        223
                                                                               --------
                                                                                  1,348
                                                                               --------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 6.2%
              Federal Home Loan Bank
        300     3.625% 11/14/08.............................................        293
        100     3.875% 06/14/13.............................................         95
              Federal Home Loan Mortgage Corp.
        172     4.500% 01/15/13.............................................        169
         98     4.875% 11/15/13.............................................         98
        180     5.125% 10/15/08.............................................        185
              Federal National Mortgage Association
      1,592     4.375% 03/15/13--07/17/13...................................      1,529
        221     5.250% 01/15/09.............................................        228
      3,220   U.S. Treasury Bonds
                6.250% 08/15/23.............................................      3,749
      1,711   U.S. Treasury Inflation Index Note
                3.625% 01/15/08.............................................      1,841

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- (CONTINUED)
              U.S. Treasury Notes
$       100     1.250% 05/31/05.............................................   $    100
      1,000     2.000% 05/15/06.............................................        983
        150     3.000% 02/15/09.............................................        144
        600     3.125% 05/15/07.............................................        592
        495     3.250% 01/15/09.............................................        481
        850     4.250% 11/15/13.............................................        837
                                                                               --------
                                                                                 11,324
                                                                               --------
              TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
                (Cost of $12,673)...........................................     12,672
                                                                               --------
              ASSET-BACKED SECURITIES -- 4.1%
        125   American Express Credit Account Master Trust
                1.690% 01/15/09.............................................        122
              AmeriCredit Automobile Receivables Trust
        460     2.070% 08/06/08.............................................        451
        351     5.370% 06/12/08.............................................        354
        337   Bank One Auto Securitization Trust
                1.820% 09/20/07.............................................        333
        880   CIT Equipment Collateral
                4.670% 12/21/09.............................................        882
        621   Citibank Credit Card Issuance Trust
                2.500% 04/07/08.............................................        613
        500   Citibank Credit Card Master Trust I
                6.100% 05/15/08.............................................        512
         32   First Plus Home Loan Trust
                7.720% 05/10/24.............................................         32
              Ford Credit Auto Owner Trust
        267     2.700% 06/15/07.............................................        265
        450     5.180% 10/16/06.............................................        453
        676   Honda Auto Receivables Owner Trust
                3.060% 10/21/09.............................................        660
      1,400   Long Beach Mortgage Loan Trust
                2.930% 03/25/35.............................................      1,400
        318   Nissan Auto Receivables Owner Trust
                2.700% 12/17/07.............................................        314
      1,048   Volkswagen Auto Loan Enhanced Trust
                2.270% 10/22/07.............................................      1,038
                                                                               --------
              TOTAL ASSET-BACKED SECURITIES
                (Cost of $7,471)............................................      7,429
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE
                OBLIGATIONS -- 0.2%
              COLLATERALIZED MORTGAGE
                OBLIGATIONS -- 0.1%
              Vendee Mortgage Trust, Interest Only
$    14,111     0.295% 03/15/29(e)(f).......................................   $    110
     10,564     0.433% 09/15/27(e)(f).......................................        115
                                                                               --------
                                                                                    225
                                                                               --------
              COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.1%
      5,577   Merrill Lynch Mortgage Investors, Inc., Interest Only
                1.017% 12/15/30(e)..........................................        169
                                                                               --------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost of $642)..............................................        394
                                                                               --------
   UNITS
-----------
              WARRANTS -- 0.0%
              CHEMICALS -- 0.0%
        195   Solutia, Inc.(b)(d)...........................................         --(g)
                                                                               --------
              TOTAL WARRANTS
                (Cost of $--)...............................................         --(g)
                                                                               --------
  SHARES
-----------
              INVESTMENT MANAGEMENT
                COMPANY -- 9.9%
 18,028,000   Nations Cash Reserves,
                Capital Class Shares(h).....................................     18,028
                                                                               --------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost of $18,028)...........................................     18,028
                                                                               --------
    PAR
   (000)
-----------
              REPURCHASE AGREEMENTS(I) -- 1.0%
$       476   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $481
                (repurchase proceeds $476)..................................        476
        571   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Agency securities with various maturities to 09/15/09,
                market value $579 (repurchase proceeds $571)................        571

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS(I) -- (CONTINUED)
$       745   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Agency securities with various maturities to 03/31/35,
                market value $757 (repurchase proceeds $745)................   $    745
                                                                               --------
              TOTAL REPURCHASE AGREEMENTS
                (Cost of $1,792)............................................      1,792
                                                                               --------
              TOTAL INVESTMENTS
                (Cost of $176,011)(j).............................     110.9%   202,338
                                                                               --------
              OTHER ASSETS AND LIABILITIES, NET...................     (10.9)%  (19,913)
                                                                               --------
              NET ASSETS..........................................     100.0%  $182,425
                                                                               ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $1,836 and $1,743, respectively.

(b)
  Non-income producing security.

(c)
  Security purchased on a delayed delivery basis.

(d)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $1,099, which represents 0.6% of net assets.

(e)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

 (f)
  Restricted and illiquid security.

(g)
  Amount represents less than $500.

(h)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 (i)
  This amount represents cash collateral received from securities lending activity (see Note 11).

 (j)
  Cost for federal income tax purposes is $176,267.

ABBREVIATIONS:
ADR  --   American Depositary Receipt
TBA  --   To Be Announced

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Common stocks...............................          67.8%
Mortgage-backed securities..................          11.7
Corporate fixed-income bonds and notes......           9.3
Government agencies and obligations.........           6.9
Asset-backed securities.....................           4.1
Collateralized mortgage obligations.........           0.2
Warrants....................................           0.0
Investment management company...............           9.9
Repurchase agreements.......................           1.0
Other assets and liabilities, net...........         (10.9)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

Nations Value Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 97.0%
             CONSUMER DISCRETIONARY -- 10.3%
             HOTELS, RESTAURANTS AND LEISURE -- 3.3%
   180,349   Carnival Corp. ...............................................   $    9,344
   253,500   Harrah's Entertainment, Inc. .................................       16,371
   520,700   McDonald's Corp. .............................................       16,215
   273,700   Starwood Hotels and Resorts Worldwide, Inc. ..................       16,430
                                                                              ----------
                                                                                  58,360
                                                                              ----------
             MEDIA -- 2.5%
   496,200   Comcast Corp., Class A(a).....................................       16,762
 1,033,400   News Corp., Class A...........................................       17,485
   278,200   Viacom, Inc., Class B.........................................        9,689
                                                                              ----------
                                                                                  43,936
                                                                              ----------
             MULTILINE RETAIL -- 3.0%
   295,100   Federated Department Stores,
               Inc. .......................................................       18,780
   422,700   J.C. Penney Co., Inc. ........................................       21,947
   330,600   May Department Stores Co. ....................................       12,239
                                                                              ----------
                                                                                  52,966
                                                                              ----------
             SPECIALTY RETAIL -- 1.5%
   575,300   Limited Brands................................................       13,980
   434,000   Staples, Inc. ................................................       13,640
                                                                              ----------
                                                                                  27,620
                                                                              ----------
                                                                                 182,882
                                                                              ----------
             CONSUMER STAPLES -- 7.0%
             BEVERAGES -- 2.5%
   440,651   Diageo PLC, ADR...............................................       25,073
   377,589   PepsiCo, Inc. ................................................       20,024
                                                                              ----------
                                                                                  45,097
                                                                              ----------
             HOUSEHOLD PRODUCTS -- 1.2%
   312,420   Kimberly-Clark Corp. .........................................       20,535
                                                                              ----------
             TOBACCO -- 3.3%
   888,048   Altria Group, Inc. ...........................................       58,069
                                                                              ----------
                                                                                 123,701
                                                                              ----------
             ENERGY -- 13.9%
             ENERGY EQUIPMENT AND SERVICES -- 2.2%
   177,509   ENSCO International, Inc. ....................................        6,685
   410,100   Halliburton Co. ..............................................       17,737
   161,019   Nabors Industries Ltd.(a).....................................        9,523
    61,800   Schlumberger Ltd. ............................................        4,355
                                                                              ----------
                                                                                  38,300
                                                                              ----------
             OIL AND GAS -- 11.7%
   203,401   BP PLC, ADR...................................................       12,692
   574,676   ChevronTexaco Corp. ..........................................       33,509
   184,694   ConocoPhillips................................................       19,917
   193,100   EOG Resources, Inc.(b)........................................        9,412
 1,374,900   Exxon Mobil Corp. ............................................       81,944
    79,600   Murphy Oil Corp. .............................................        7,859
   110,100   Occidental Petroleum Corp. ...................................        7,836

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             OIL AND GAS -- (CONTINUED)
   289,200   Royal Dutch Petroleum Co., N.Y. Registered Shares.............   $   17,364
   942,000   Williams Companies, Inc. .....................................       17,719
                                                                              ----------
                                                                                 208,252
                                                                              ----------
                                                                                 246,552
                                                                              ----------
             FINANCIALS -- 25.1%
             CAPITAL MARKETS -- 4.7%
   682,000   Bank of New York Co., Inc. ...................................       19,812
   203,900   Goldman Sachs Group, Inc. ....................................       22,427
   713,543   Merrill Lynch and Co., Inc. ..................................       40,387
                                                                              ----------
                                                                                  82,626
                                                                              ----------
             COMMERCIAL BANKS -- 7.3%
   322,700   Marshall and Ilsley Corp. ....................................       13,473
 1,025,093   U.S. Bancorp(b)...............................................       29,543
   211,800   UnionBanCal Corp. ............................................       12,973
   866,622   Wachovia Corp. ...............................................       44,120
   486,600   Wells Fargo and Co. ..........................................       29,098
                                                                              ----------
                                                                                 129,207
                                                                              ----------
             DIVERSIFIED FINANCIAL SERVICES -- 5.3%
   403,000   CIT Group, Inc. ..............................................       15,314
 1,385,124   Citigroup, Inc. ..............................................       62,247
   491,700   JPMorgan Chase and Co. .......................................       17,013
                                                                              ----------
                                                                                  94,574
                                                                              ----------
             INSURANCE -- 4.7%
   291,100   Ace Ltd.(b)...................................................       12,014
   172,600   Ambac Financial Group, Inc. ..................................       12,902
 1,097,200   Genworth Financial, Inc., Class A.............................       30,195
   292,200   Hartford Financial Services Group, Inc. ......................       20,033
   214,571   St. Paul Travelers Companies, Inc. ...........................        7,881
                                                                              ----------
                                                                                  83,025
                                                                              ----------
             REAL ESTATE -- 3.1%
   470,200   Archstone-Smith Trust, REIT...................................       16,038
   854,895   Equity Office Properties Trust, REIT..........................       25,758
   781,100   Host Marriott Corp., REIT(b)..................................       12,935
                                                                              ----------
                                                                                  54,731
                                                                              ----------
                                                                                 444,163
                                                                              ----------
             HEALTH CARE -- 4.8%
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.1%
   280,000   Baxter International, Inc. ...................................        9,514
   310,470   Hospira, Inc.(a)..............................................       10,019
                                                                              ----------
                                                                                  19,533
                                                                              ----------
             HEALTH CARE PROVIDERS AND SERVICES -- 1.7%
   202,800   Aetna, Inc. ..................................................       15,200
   298,500   Medco Health Solutions, Inc.(a)...............................       14,797
                                                                              ----------
                                                                                  29,997
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             Pharmaceuticals -- 2.0%
   374,200   Abbott Laboratories...........................................   $   17,445
   702,740   Pfizer, Inc. .................................................       18,461
                                                                              ----------
                                                                                  35,906
                                                                              ----------
                                                                                  85,436
                                                                              ----------
             INDUSTRIALS -- 14.8%
             AEROSPACE AND DEFENSE -- 4.8%
   473,400   Goodrich Corp. ...............................................       18,126
   466,059   Honeywell International, Inc. ................................       17,342
   285,900   Northrop Grumman Corp. .......................................       15,433
   332,191   United Technologies Corp. ....................................       33,771
                                                                              ----------
                                                                                  84,672
                                                                              ----------
             BUILDING PRODUCTS -- 0.5%
   208,800   American Standard Companies, Inc. ............................        9,705
                                                                              ----------
             COMMERCIAL SERVICES AND SUPPLIES -- 2.1%
   604,300   Cendant Corp. ................................................       12,412
    30,215   PHH Corp.(a)..................................................          661
   839,500   Waste Management, Inc. .......................................       24,220
                                                                              ----------
                                                                                  37,293
                                                                              ----------
             INDUSTRIAL CONGLOMERATES -- 2.8%
 1,371,300   General Electric Co. .........................................       49,449
                                                                              ----------
             MACHINERY -- 3.0%
   152,200   Caterpillar, Inc. ............................................       13,917
   199,400   Deere and Co.(b)..............................................       13,385
   124,400   Eaton Corp. ..................................................        8,136
   212,100   Ingersoll-Rand Co., Ltd., Class A.............................       16,894
                                                                              ----------
                                                                                  52,332
                                                                              ----------
             ROAD AND RAIL -- 1.6%
   251,000   Burlington Northern Santa Fe Corp. ...........................       13,537
   202,300   Union Pacific Corp. ..........................................       14,100
                                                                              ----------
                                                                                  27,637
                                                                              ----------
                                                                                 261,088
                                                                              ----------
             INFORMATION TECHNOLOGY -- 4.6%
             COMPUTERS AND PERIPHERALS -- 2.4%
   609,480   Hewlett-Packard Co. ..........................................       13,372
   314,385   International Business Machines Corp. ........................       28,728
                                                                              ----------
                                                                                  42,100
                                                                              ----------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.8%
   768,000   Agilent Technologies, Inc.(a).................................       17,050
 1,253,575   Flextronics International
               Ltd.(a)(b)..................................................       15,093
                                                                              ----------
                                                                                  32,143
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.4%
   448,500   Fairchild Semiconductor Corp., Class A(a).....................        6,876
                                                                              ----------
                                                                                  81,119
                                                                              ----------
             MATERIALS -- 7.1%
             CHEMICALS -- 3.2%
   252,200   Dow Chemical Co. .............................................   $   12,572
   305,400   Eastman Chemical Co. .........................................       18,019
   124,000   PPG Industries, Inc. .........................................        8,868
   348,200   Rohm and Haas Co. ............................................       16,714
                                                                              ----------
                                                                                  56,173
                                                                              ----------
             CONTAINERS AND PACKAGING -- 1.0%
   560,600   Bemis Co., Inc. ..............................................       17,446
                                                                              ----------
             METALS AND MINING -- 1.6%
   425,000   Alcoa, Inc. ..................................................       12,915
   390,100   Freeport-McMoRan Copper and Gold, Inc., Class B...............       15,452
                                                                              ----------
                                                                                  28,367
                                                                              ----------
             PAPER AND FOREST PRODUCTS -- 1.3%
   253,923   International Paper Co. ......................................        9,342
   208,700   Weyerhaeuser Co. .............................................       14,296
                                                                              ----------
                                                                                  23,638
                                                                              ----------
                                                                                 125,624
                                                                              ----------
             TELECOMMUNICATION SERVICES -- 3.2%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.2%
   516,660   BellSouth Corp. ..............................................       13,584
   789,715   SBC Communications, Inc. .....................................       18,708
   707,348   Verizon Communications, Inc. .................................       25,110
                                                                              ----------
                                                                                  57,402
                                                                              ----------
             UTILITIES -- 6.2%
             ELECTRIC UTILITIES -- 3.8%
   185,200   Entergy Corp. ................................................       13,086
   560,700   Exelon Corp. .................................................       25,731
   512,150   PG&E Corp.(b).................................................       17,464
   147,000   TXU Corp. ....................................................       11,706
                                                                              ----------
                                                                                  67,987
                                                                              ----------
             MULTI-UTILITIES AND UNREGULATED POWER -- 2.4%
   244,100   Dominion Resources, Inc. .....................................       18,168
   849,210   Duke Energy Corp. ............................................       23,787
                                                                              ----------
                                                                                  41,955
                                                                              ----------
                                                                                 109,942
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost of $1,422,095)........................................    1,717,909
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

Nations Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED STOCKS -- 0.3%
             FINANCIALS -- 0.3%
             INSURANCE -- 0.3%
   136,100   Genworth Financial, Inc.......................................   $    4,369
                                                                              ----------
             TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost of $3,554)............................................        4,369
                                                                              ----------
             INVESTMENT MANAGEMENT COMPANY -- 2.3%
41,510,000   Nations Cash Reserves,
               Capital Class Shares(c).....................................       41,510
                                                                              ----------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost of $41,510)...........................................       41,510
                                                                              ----------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(D) -- 2.9%
$   13,563   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $13,692
               (repurchase proceeds $13,564)...............................       13,563
    16,275   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $16,489 (repurchase proceeds $16,276)..........       16,275
    21,189   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $21,523 (repurchase proceeds $21,191)..........       21,189
                                                                              ----------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $51,027)...........................................       51,027
                                                                              ----------

                                                                                 VALUE
                                                                                 (000)
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost of $1,518,186)(e)...........................     102.5%  $1,814,815
                                                                              ----------
             OTHER ASSETS AND LIABILITIES, NET...................      (2.5)%    (44,122)
                                                                              ----------
             NET ASSETS..........................................     100.0%  $1,770,693
                                                                              ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $40,172 and $49,965, respectively.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  This amount represents cash collateral received from securities lending activity (see Note 11).

(e)
  Cost for federal income tax purposes is $1,520,176.

ABBREVIATIONS:

ADR   --   American Depositary Receipt
REIT  --   Real Estate Investment Trust

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Financials..................................          25.4%
Industrials.................................          14.8
Energy......................................          13.9
Consumer discretionary......................          10.3
Materials...................................           7.1
Consumer staples............................           7.0
Utilities...................................           6.2
Health care.................................           4.8
Information technology......................           4.6
Telecommunication services..................           3.2
Investment management company...............           2.3
Repurchase agreements.......................           2.9
Other assets and liabilities, net...........          (2.5)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Value Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 97.1%
             CONSUMER DISCRETIONARY -- 12.5%
             HOTELS, RESTAURANTS AND LEISURE -- 2.8%
   150,600   Brinker International, Inc.(a)................................   $  5,455
    76,900   Harrah's Entertainment, Inc. .................................      4,966
   105,200   Starwood Hotels and Resorts Worldwide, Inc. ..................      6,315
                                                                              --------
                                                                                16,736
                                                                              --------
             LEISURE EQUIPMENT AND PRODUCTS -- 0.5%
   142,750   Mattel, Inc. .................................................      3,048
                                                                              --------
             MEDIA -- 0.8%
   135,000   Dow Jones and Co., Inc. ......................................      5,045
                                                                              --------
             MULTILINE RETAIL -- 3.8%
   322,800   Dollar General Corp. .........................................      7,073
   101,300   Federated Department Stores, Inc. ............................      6,447
    86,700   J.C. Penney Co., Inc. ........................................      4,501
   139,600   May Department Stores Co. ....................................      5,168
                                                                              --------
                                                                                23,189
                                                                              --------
             SPECIALTY RETAIL -- 4.1%
   206,200   Limited Brands................................................      5,011
   193,500   Linens 'N Things, Inc.(a).....................................      4,804
    89,400   OfficeMax, Inc. ..............................................      2,995
   126,100   Sherwin-Williams Co. .........................................      5,547
   251,600   TJX Companies, Inc. ..........................................      6,197
                                                                              --------
                                                                                24,554
                                                                              --------
             TEXTILES, APPAREL AND LUXURY GOODS -- 0.5%
    69,100   Reebok International Ltd. ....................................      3,061
                                                                              --------
                                                                                75,633
                                                                              --------
             CONSUMER STAPLES -- 4.5%
             BEVERAGES -- 0.8%
   170,600   Pepsi Bottling Group, Inc. ...................................      4,751
                                                                              --------
             FOOD AND STAPLES RETAILING -- 1.4%
   241,800   Kroger Co.(a).................................................      3,876
   135,300   SUPERVALU, Inc. ..............................................      4,512
                                                                              --------
                                                                                 8,388
                                                                              --------
             FOOD PRODUCTS -- 1.1%
   628,900   Del Monte Foods Co.(a)........................................      6,824
                                                                              --------
             TOBACCO -- 1.2%
   148,800   UST, Inc. ....................................................      7,693
                                                                              --------
                                                                                27,656
                                                                              --------
             ENERGY -- 7.4%
             ENERGY EQUIPMENT AND SERVICES -- 3.0%
   126,900   Baker Hughes, Inc. ...........................................      5,646
   179,100   ENSCO International, Inc. ....................................      6,745

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             ENERGY EQUIPMENT AND SERVICES -- (CONTINUED)
    62,908   National-Oilwell Varco, Inc.(a)...............................   $  2,938
    72,900   Technip SA, ADR...............................................      3,039
                                                                              --------
                                                                                18,368
                                                                              --------
             OIL AND GAS -- 4.4%
    71,100   Ashland, Inc. ................................................      4,797
    50,000   EOG Resources, Inc. ..........................................      2,437
   152,600   Marathon Oil Corp. ...........................................      7,160
    22,400   Murphy Oil Corp. .............................................      2,212
    75,500   Occidental Petroleum Corp. ...................................      5,373
   241,100   Williams Companies, Inc. .....................................      4,535
                                                                              --------
                                                                                26,514
                                                                              --------
                                                                                44,882
                                                                              --------
             FINANCIALS -- 22.7%
             CAPITAL MARKETS -- 0.8%
    58,000   Legg Mason, Inc. .............................................      4,532
                                                                              --------
             COMMERCIAL BANKS -- 7.0%
    60,300   City National Corp. ..........................................      4,210
    93,100   Compass Bancshares, Inc. .....................................      4,227
    59,650   Cullen Frost Bankers, Inc. ...................................      2,693
   155,200   Hibernia Corp., Class A.......................................      4,968
   192,400   Marshall and Ilsley Corp. ....................................      8,033
    55,400   Mercantile Bankshares Corp. ..................................      2,817
    67,100   UnionBanCal Corp. ............................................      4,110
   105,910   Wachovia Corp. ...............................................      5,392
    87,950   Zions Bancorporation..........................................      6,070
                                                                              --------
                                                                                42,520
                                                                              --------
             DIVERSIFIED FINANCIAL SERVICES -- 0.7%
   115,200   CIT Group, Inc. ..............................................      4,378
                                                                              --------
             INSURANCE -- 6.7%
    95,500   Ace Ltd. .....................................................      3,941
    59,800   Ambac Financial Group, Inc. ..................................      4,470
   181,300   Endurance Specialty Holdings Ltd. ............................      6,860
   226,200   Genworth Financial, Inc., Class A.............................      6,225
    64,600   Hartford Financial Services Group, Inc. ......................      4,429
   142,900   Lincoln National Corp. .......................................      6,450
    62,600   Loews Corp. ..................................................      4,604
   168,300   Old Republic International Corp. .............................      3,920
                                                                              --------
                                                                                40,899
                                                                              --------
             REAL ESTATE -- 5.2%
   164,100   Archstone-Smith Trust, REIT...................................      5,597
    64,175   AvalonBay Communities,
               Inc., REIT..................................................      4,293
   100,000   Boston Properties, Inc., REIT.................................      6,023
    80,800   Camden Property Trust, REIT...................................      3,800
   184,400   Equity Office Properties Trust, REIT..........................      5,556
   373,000   Host Marriott Corp., REIT.....................................      6,177
                                                                              --------
                                                                                31,446
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

Nations MidCap Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             THRIFTS AND MORTGAGE FINANCE -- 2.3%
    50,700   Golden West Financial Corp. ..................................   $  3,067
   157,000   PMI Group, Inc. ..............................................      5,968
   232,800   Sovereign Bancorp, Inc. ......................................      5,159
                                                                              --------
                                                                                14,194
                                                                              --------
                                                                               137,969
                                                                              --------
             HEALTH CARE -- 5.2%
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.5%
    68,700   Millipore Corp.(a)............................................      2,982
                                                                              --------
             HEALTH CARE PROVIDERS AND SERVICES -- 3.1%
    44,400   Aetna, Inc. ..................................................      3,328
   119,800   Community Health Systems, Inc.(a).............................      4,182
   101,800   Medco Health Solutions, Inc.(a)...............................      5,046
   129,600   Triad Hospitals, Inc.(a)......................................      6,493
                                                                              --------
                                                                                19,049
                                                                              --------
             PHARMACEUTICALS -- 1.6%
   154,500   IVAX Corp.(a).................................................      3,054
   189,600   Shire Pharmaceuticals Group PLC, ADR..........................      6,500
                                                                              --------
                                                                                 9,554
                                                                              --------
                                                                                31,585
                                                                              --------
             INDUSTRIALS -- 18.3%
             AEROSPACE AND DEFENSE -- 2.2%
   160,900   Goodrich Corp. ...............................................      6,161
    71,925   Northrop Grumman Corp. .......................................      3,882
    64,300   Rockwell Collins, Inc. .......................................      3,060
                                                                              --------
                                                                                13,103
                                                                              --------
             BUILDING PRODUCTS -- 0.8%
   101,700   American Standard
               Companies, Inc. ............................................      4,727
                                                                              --------
             COMMERCIAL SERVICES AND SUPPLIES -- 3.8%
    74,300   Avery Dennison Corp. .........................................      4,601
   105,200   Manpower, Inc. ...............................................      4,578
   156,600   Pitney Bowes, Inc. ...........................................      7,066
   237,900   Waste Management, Inc. .......................................      6,864
                                                                              --------
                                                                                23,109
                                                                              --------
             CONSTRUCTION AND ENGINEERING -- 0.7%
    71,900   Fluor Corp. ..................................................      3,985
                                                                              --------
             ELECTRICAL EQUIPMENT -- 1.0%
    83,300   Cooper Industries Ltd., Class A...............................      5,958
                                                                              --------
             MACHINERY -- 5.7%
   160,700   Agco Corp.(a).................................................      2,933
    77,500   Dover Corp. ..................................................      2,929
    83,000   Harsco Corp. .................................................      4,948
    72,700   Ingersoll-Rand Co., Ltd., Class A.............................      5,790

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             MACHINERY -- (CONTINUED)
   115,300   Kennametal, Inc. .............................................   $  5,476
   140,400   Navistar International Corp.(a)...............................      5,110
   153,300   Pall Corp. ...................................................      4,157
    57,600   Parker Hannifin Corp. ........................................      3,509
                                                                              --------
                                                                                34,852
                                                                              --------
             ROAD AND RAIL -- 2.1%
   127,800   Burlington Northern
               Santa Fe Corp. .............................................      6,892
   156,800   Norfolk Southern Corp. .......................................      5,810
                                                                              --------
                                                                                12,702
                                                                              --------
             TRADING COMPANIES AND DISTRIBUTORS -- 2.0%
   187,000   GATX Corp. ...................................................      6,206
   307,900   United Rentals, Inc.(a).......................................      6,223
                                                                              --------
                                                                                12,429
                                                                              --------
                                                                               110,865
                                                                              --------
             INFORMATION TECHNOLOGY -- 5.5%
             COMMUNICATIONS EQUIPMENT -- 1.1%
   224,600   Andrew Corp.(a)...............................................      2,630
   125,250   Harris Corp. .................................................      4,089
                                                                              --------
                                                                                 6,719
                                                                              --------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 3.2%
   125,000   Agilent Technologies, Inc.(a).................................      2,775
   178,000   Arrow Electronics, Inc.(a)....................................      4,512
   383,200   Flextronics International Ltd.(a).............................      4,614
    88,400   Ingram Micro, Inc., Class A(a)................................      1,474
    60,300   Mettler-Toledo International, Inc.(a).........................      2,864
   121,650   Tektronix, Inc. ..............................................      2,984
                                                                              --------
                                                                                19,223
                                                                              --------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 1.2%
   292,300   Fairchild Semiconductor Corp., Class A(a).....................      4,481
   253,500   Integrated Device Technology, Inc.(a).........................      3,050
                                                                              --------
                                                                                 7,531
                                                                              --------
                                                                                33,473
                                                                              --------
             MATERIALS -- 12.0%
             CHEMICALS -- 6.0%
   247,500   Agrium, Inc. .................................................      4,517
   175,000   Celanese Corp., Series A(a)...................................      3,148
    89,900   Eastman Chemical Co. .........................................      5,304
   129,100   International Flavors and Fragrances, Inc. ...................      5,099
   144,600   Lubrizol Corp. ...............................................      5,877
    99,600   Lyondell Chemical Co. ........................................      2,781
   200,000   Nalco Holding Co.(a)..........................................      3,766
   124,900   Rohm and Haas Co. ............................................      5,995
                                                                              --------
                                                                                36,487
                                                                              --------
             CONSTRUCTION MATERIALS -- 1.2%
   137,600   Martin Marietta Materials, Inc. ..............................      7,695
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             CONTAINERS AND PACKAGING -- 2.8%
   154,600   Bemis Co., Inc. ..............................................   $  4,811
   273,000   Crown Holdings, Inc.(a).......................................      4,248
   346,300   Smurfit-Stone Container Corp.(a)..............................      5,357
    33,075   Temple-Inland, Inc. ..........................................      2,400
                                                                              --------
                                                                                16,816
                                                                              --------
             METALS AND MINING -- 1.5%
   104,125   Arch Coal, Inc. ..............................................      4,478
   107,475   Newmont Mining Corp. .........................................      4,541
                                                                              --------
                                                                                 9,019
                                                                              --------
             PAPER AND FOREST PRODUCTS -- 0.5%
    84,100   Georgia-Pacific Corp. ........................................      2,985
                                                                              --------
                                                                                73,002
                                                                              --------
             TELECOMMUNICATION SERVICES -- 0.5%
             WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
    36,100   Telephone and Data Systems, Inc. .............................      2,946
                                                                              --------
             UTILITIES -- 8.5%
             ELECTRIC UTILITIES -- 5.4%
    85,300   Consolidated Edison, Inc. ....................................      3,598
    99,100   DTE Energy Co. ...............................................      4,507
   139,600   Edison International..........................................      4,847
    86,600   Entergy Corp. ................................................      6,119
    63,900   NSTAR.........................................................      3,470
   176,000   PG&E Corp. ...................................................      6,002
    83,000   PPL Corp. ....................................................      4,481
                                                                              --------
                                                                                33,024
                                                                              --------
             MULTI-UTILITIES AND UNREGULATED POWER -- 3.1%
   162,500   Constellation Energy Group....................................      8,401
    56,800   Public Service Enterprise Group, Inc. ........................      3,089
   176,200   Sempra Energy.................................................      7,020
                                                                              --------
                                                                                18,510
                                                                              --------
                                                                                51,534
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost of $468,312)..........................................    589,545
                                                                              --------
             CONVERTIBLE PREFERRED STOCKS -- 0.6%
             MATERIALS -- 0.1%
             CHEMICALS -- 0.1%
    25,000   Celanese AG...................................................        694
                                                                              --------
             FINANCIALS -- 0.5%
             INSURANCE -- 0.5%
    41,600   Hartford Financial Services Group, Inc. ......................      2,681
                                                                              --------
             TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost of $2,763)............................................      3,375
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             INVESTMENT MANAGEMENT COMPANY -- 2.7%
16,619,000   Nations Cash Reserves,
               Capital Class Shares(b).....................................   $ 16,619
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost of $16,619)...........................................     16,619
                                                                              --------
             TOTAL INVESTMENTS
               (Cost of $487,694)(c).............................     100.4%   609,539
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES, NET..................................      (0.4)%   (2,571)
                                                                              --------
             NET ASSETS..........................................     100.0%  $606,968
                                                                              ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(c)
  Cost for federal income tax purposes is $488,823.

ABBREVIATIONS:

ADR  --   American Depositary Receipt
REIT --   Real Estate Investment Trust

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Financials..................................          23.2%
Industrials.................................          18.3
Consumer discretionary......................          12.5
Materials...................................          12.1
Utilities...................................           8.5
Energy......................................           7.4
Information technology......................           5.5
Health care.................................           5.2
Consumer staples............................           4.5
Telecommunication services..................           0.5
Investment management company...............           2.7
Other assets and liabilities, net...........          (0.4)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

Nations SmallCap Value Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 96.1%
             CONSUMER DISCRETIONARY -- 13.1%
             AUTO COMPONENTS -- 1.2%
    19,000   BorgWarner, Inc. .............................................   $    925
    78,700   Cooper Tire & Rubber Co. .....................................      1,445
                                                                              --------
                                                                                 2,370
                                                                              --------
             HOTELS, RESTAURANTS AND LEISURE -- 1.6%
   218,000   La Quinta Corp.(a)............................................      1,853
    67,300   Marcus Corp. .................................................      1,380
                                                                              --------
                                                                                 3,233
                                                                              --------
             MEDIA -- 3.3%
    48,175   Carmike Cinemas, Inc. ........................................      1,796
   105,400   Cumulus Media, Inc., Class A(a)...............................      1,502
    86,600   Emmis Communications Corp.(a).................................      1,665
    49,100   Scholastic Corp.(a)...........................................      1,811
                                                                              --------
                                                                                 6,774
                                                                              --------
             SPECIALTY RETAIL -- 4.4%
    80,600   AnnTaylor Stores Corp.(a).....................................      2,063
    98,000   Finish Line, Inc., Class A....................................      2,269
    56,600   GameStop Corp., Class A(a)....................................      1,254
   113,200   Inter Parfums, Inc. ..........................................      1,630
    21,400   Regis Corp. ..................................................        876
    26,400   Stage Stores, Inc.(a).........................................      1,013
                                                                              --------
                                                                                 9,105
                                                                              --------
             TEXTILES, APPAREL AND LUXURY GOODS -- 2.6%
    49,400   Carter's, Inc.(a).............................................      1,964
    53,200   K-Swiss, Inc. ................................................      1,757
    59,400   Phillips-Van Heusen Corp. ....................................      1,582
                                                                              --------
                                                                                 5,303
                                                                              --------
                                                                                26,785
                                                                              --------
             CONSUMER STAPLES -- 3.6%
             FOOD AND STAPLES RETAILING -- 1.0%
    63,700   Longs Drug Stores Corp. ......................................      2,180
                                                                              --------
             FOOD PRODUCTS -- 1.7%
    64,400   American Italian Pasta Co., Inc.(b)...........................      1,765
   153,100   Del Monte Foods Co.(a)........................................      1,661
                                                                              --------
                                                                                 3,426
                                                                              --------
             HOUSEHOLD PRODUCTS -- 0.9%
    44,200   Rayovac Corp.(a)..............................................      1,839
                                                                              --------
                                                                                 7,445
                                                                              --------
             ENERGY -- 3.7%
             ENERGY EQUIPMENT AND SERVICES -- 1.9%
   304,400   Grey Wolf, Inc.(a)(b).........................................      2,003
    49,400   Universal Compression Holdings, Inc.(a).......................      1,871
                                                                              --------
                                                                                 3,874
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             OIL AND GAS -- 1.8%
    50,800   Encore Acquisition Co.(a)(b)..................................   $  2,098
    75,300   W&T Offshore, Inc.(a)(b)......................................      1,563
                                                                              --------
                                                                                 3,661
                                                                              --------
                                                                                 7,535
                                                                              --------
             FINANCIALS -- 23.6%
             CAPITAL MARKETS -- 2.0%
    31,000   Affiliated Managers Group, Inc.(a)(b).........................      1,923
    65,300   American Capital Strategies(b)................................      2,051
                                                                              --------
                                                                                 3,974
                                                                              --------
             COMMERCIAL BANKS -- 9.0%
   142,000   Cardinal Financial Corp.(a)...................................      1,306
    80,400   Colonial BancGroup, Inc. .....................................      1,650
    56,300   Community Bank System, Inc. ..................................      1,290
   134,636   First Niagara Financial Group, Inc. ..........................      1,779
    37,500   First Republic Bank...........................................      1,214
   100,200   First State Bancorporation....................................      1,701
    55,090   Fulton Financial Corp.(b).....................................      1,200
    48,300   Independent Bank Corp.........................................      1,401
    69,300   Oriental Financial Group(b)...................................      1,623
    59,400   Prosperity Bancshares, Inc. ..................................      1,573
    73,100   Sterling Bancorp-N.Y. ........................................      1,774
   114,320   Summit Bancshares, Inc. ......................................      1,949
                                                                              --------
                                                                                18,460
                                                                              --------
             INSURANCE -- 4.0%
    33,400   Delphi Financial Group, Inc., Class A.........................      1,436
    58,400   NYMAGIC, Inc. ................................................      1,384
    69,010   Platinum Underwriters Holdings Ltd. ..........................      2,050
    28,400   Triad Guaranty, Inc.(a).......................................      1,494
    36,000   Zenith National Insurance Corp. ..............................      1,867
                                                                              --------
                                                                                 8,231
                                                                              --------
             REAL ESTATE -- 7.1%
    95,300   BioMed Realty Trust, Inc., REIT...............................      1,963
   105,600   Education Realty Trust, Inc. .................................      1,756
   204,300   Equity Inns, Inc.(b)..........................................      2,253
    88,700   LTC Properties, Inc. .........................................      1,539
   135,500   OMEGA Healthcare Investors, Inc. .............................      1,488
    31,300   Prentiss Properties Trust, REIT(b)............................      1,069
    27,300   SL Green Realty Corp., REIT(b)................................      1,535
    60,200   Tanger Factory Outlet Centers, Inc., REIT.....................      1,324
    92,100   U-Store-It Trust, REIT........................................      1,603
                                                                              --------
                                                                                14,530
                                                                              --------
             THRIFTS AND MORTGAGE FINANCE -- 1.5%
   100,100   BankAtlantic Bancorp, Inc., Class A...........................      1,742
    85,900   Brookline Bancorp, Inc. ......................................      1,280
                                                                              --------
                                                                                 3,022
                                                                              --------
                                                                                48,217
                                                                              --------
             HEALTH CARE -- 3.8%
             HEALTH CARE PROVIDERS AND SERVICES -- 3.8%
    58,300   Apria Healthcare Group, Inc.(a)...............................      1,871
    45,775   Province Healthcare Co.(a)....................................      1,103
   257,014   Stewart Enterprises, Inc., Class A............................      1,580

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS AND SERVICES -- (CONTINUED)
    86,900   Symbion, Inc.(a)..............................................   $  1,857
    27,000   Triad Hospitals, Inc.(a)......................................      1,353
                                                                              --------
                                                                                 7,764
                                                                              --------
             INDUSTRIALS -- 24.6%
             AEROSPACE AND DEFENSE -- 0.8%
   127,000   AAR Corp.(a)..................................................      1,727
                                                                              --------
             AIRLINES -- 1.5%
    66,300   Alaska Air Group, Inc.(a).....................................      1,952
    92,000   Continental Airlines, Inc., Class B(a)........................      1,108
                                                                              --------
                                                                                 3,060
                                                                              --------
             BUILDING PRODUCTS -- 0.9%
    48,200   York International Corp. .....................................      1,888
                                                                              --------
             COMMERCIAL SERVICES AND SUPPLIES -- 4.7%
   134,243   Apollo Investment Corp. ......................................      2,253
   105,500   FTI Consulting, Inc.(a)(b)....................................      2,177
    48,500   School Specialty, Inc.(a).....................................      1,899
   116,200   Steelcase, Inc., Class A......................................      1,604
    63,900   Watson Wyatt & Co. Holdings...................................      1,738
                                                                              --------
                                                                                 9,671
                                                                              --------
             CONSTRUCTION AND ENGINEERING -- 3.4%
    56,500   Dycom Industries, Inc.(a).....................................      1,299
   151,800   Infrasource Services, Inc.(a).................................      1,822
    72,300   Levitt Corp., Class A.........................................      1,854
    72,000   URS Corp.(a)..................................................      2,070
                                                                              --------
                                                                                 7,045
                                                                              --------
             MACHINERY -- 7.6%
    82,000   Agco Corp.(a).................................................      1,496
    36,100   Bucyrus International, Inc., Class A..........................      1,410
    46,200   Flowserve Corp.(a)............................................      1,195
    49,600   Gardner Denver, Inc.(a).......................................      1,960
    82,500   JLG Industries, Inc. .........................................      1,778
    29,100   Joy Global, Inc. .............................................      1,020
    52,500   Kennametal, Inc. .............................................      2,493
    54,000   Manitowoc, Inc. ..............................................      2,181
    62,241   Watts Water Technologies, Inc. ...............................      2,030
                                                                              --------
                                                                                15,563
                                                                              --------
             MARINE -- 1.5%
    81,200   Arlington Tankers.............................................      1,908
    67,800   Diana Shipping, Inc.(a)(b)....................................      1,122
                                                                              --------
                                                                                 3,030
                                                                              --------
             TRADING COMPANIES AND DISTRIBUTORS -- 2.1%
    63,300   GATX Corp. ...................................................      2,101
   105,800   United Rentals, Inc.(a).......................................      2,138
                                                                              --------
                                                                                 4,239
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             TRANSPORTATION -- 2.1%
    98,200   Laidlaw International, Inc.(a)................................   $  2,043
    67,000   Overnite Corp. ...............................................      2,143
                                                                              --------
                                                                                 4,186
                                                                              --------
                                                                                50,409
                                                                              --------
             INFORMATION TECHNOLOGY -- 10.4%
             COMMUNICATIONS EQUIPMENT -- 1.3%
    75,900   EMS Technologies, Inc.(a).....................................      1,032
   198,525   Powerwave Technologies, Inc.(a)...............................      1,537
                                                                              --------
                                                                                 2,569
                                                                              --------
             COMPUTERS AND PERIPHERALS -- 1.2%
   192,800   ActivCard Corp.(a)............................................      1,224
    50,600   PalmOne, Inc.(a)(b)...........................................      1,284
                                                                              --------
                                                                                 2,508
                                                                              --------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.3%
   138,000   Aeroflex, Inc.(a).............................................      1,288
    56,600   Coherent, Inc.(a).............................................      1,911
    74,200   Paxar Corp.(a)................................................      1,583
                                                                              --------
                                                                                 4,782
                                                                              --------
             IT SERVICES -- 2.4%
    55,100   MAXIMUS, Inc. ................................................      1,845
   175,500   MPS Group, Inc.(a)............................................      1,845
   251,300   SonicWall, Inc.(a)............................................      1,279
                                                                              --------
                                                                                 4,969
                                                                              --------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 2.4%
   144,900   Cypress Semiconductor Corp.(a)................................      1,826
   111,100   Fairchild Semiconductor Corp., Class A(a).....................      1,703
    89,600   OmniVision Technologies, Inc.(a)(b)...........................      1,357
                                                                              --------
                                                                                 4,886
                                                                              --------
             SOFTWARE -- 0.8%
   149,100   Aspect Communications Corp.(a)................................      1,552
                                                                              --------
                                                                                21,266
                                                                              --------
             MATERIALS -- 8.5%
             CHEMICALS -- 3.7%
   137,100   Crompton Corp. ...............................................      2,002
   147,700   Hercules, Inc.(a).............................................      2,140
    77,400   Olin Corp. ...................................................      1,726
    99,100   RPM International, Inc. ......................................      1,811
                                                                              --------
                                                                                 7,679
                                                                              --------
             CONTAINERS AND PACKAGING -- 0.9%
   114,700   Crown Holdings, Inc.(a).......................................      1,785
                                                                              --------
             METALS AND MINING -- 3.9%
    39,800   Arch Coal, Inc. ..............................................      1,712
    32,341   Carpenter Technology Corp. ...................................      1,921
    78,900   Century Aluminum Co.(a).......................................      2,388
    28,800   Foundation Coal Holdings, Inc. ...............................        677
    29,900   Massey Energy Co. ............................................      1,197
                                                                              --------
                                                                                 7,895
                                                                              --------
                                                                                17,359
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

Nations SmallCap Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 0.9%
             WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
   107,500   Alamosa Holdings, Inc.(a)(b)..................................   $  1,255
   106,000   Wireless Facilities, Inc.(a)..................................        662
                                                                              --------
                                                                                 1,917
                                                                              --------
             UTILITIES -- 3.9%
             GAS UTILITIES -- 2.0%
    78,600   Atmos Energy Corp. ...........................................      2,122
    45,100   New Jersey Resources Corp. ...................................      1,963
                                                                              --------
                                                                                 4,085
                                                                              --------
             MULTI-UTILITIES AND UNREGULATED POWER -- 1.9%
   162,900   CMS Energy Corp.(a)...........................................      2,058
    36,200   WPS Resources Corp. ..........................................      1,916
                                                                              --------
                                                                                 3,974
                                                                              --------
                                                                                 8,059
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost of $157,761)..........................................    196,756
                                                                              --------
             INVESTMENT MANAGEMENT COMPANIES -- 4.6%
    12,750   Biotech HOLDRS Trust(b).......................................      1,795
 7,532,000   Nations Cash Reserves, Capital Class Shares(c)................      7,532
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANIES
               (Cost of $8,924)..................................                9,327
                                                                              --------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(D) -- 7.7%
$    4,188   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $4,228
               (repurchase proceeds $4,188)................................      4,188
     5,026   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $5,092 (repurchase proceeds $5,026)............      5,026
     6,544   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $6,647 (repurchase proceeds $6,545)............      6,544
                                                                              --------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $15,758)...........................................     15,758
                                                                              --------

                                                                                VALUE
                                                                                (000)
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost of $182,443)(e).............................    108.4%   $221,841
                                                                              --------
             OTHER ASSETS AND LIABILITIES, NET...................     (8.4)%   (17,205)
                                                                              --------
             NET ASSETS..........................................    100.0%   $204,636
                                                                              ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $11,895 and $15,255, respectively.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  This amount represents cash collateral received from securities lending activity (see Note 11).

(e)
  Cost for federal income tax purposes is $182,733.

ABBREVIATION:

REIT --   Real Estate Investment Trust

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Industrials.................................          24.6%
Financials..................................          23.6
Consumer discretionary......................          13.1
Information technology......................          10.4
Materials...................................           8.5
Utilities...................................           3.9
Health care.................................           3.8
Energy......................................           3.7
Consumer staples............................           3.6
Telecommunication services..................           0.9
Investment management companies.............           4.6
Repurchase agreements.......................           7.7
Other assets and liabilities, net...........          (8.4)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico Growth Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 98.4%
            Investment in Nations Master Investment Trust, Nations
              Marsico Growth Master Portfolio(a)........................   $2,273,098
                                                                           ----------
            TOTAL INVESTMENTS.................................      98.4%   2,273,098
                                                                           ----------
            OTHER ASSETS AND LIABILITIES, NET.................       1.6%      37,529
                                                                           ----------
            NET ASSETS........................................     100.0%  $2,310,627
                                                                           ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The financial statements of the Marsico Growth Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Marsico Growth Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS

Nations Strategic Growth Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 100.1%
            Investment in Nations Master Investment Trust, Nations
              Strategic Growth Master Portfolio(a)......................   $1,455,251
                                                                           ----------
            TOTAL INVESTMENTS.................................     100.1%   1,455,251
                                                                           ----------
            OTHER ASSETS AND LIABILITIES, NET.................      (0.1)%     (2,077)
                                                                           ----------
            NET ASSETS........................................     100.0%  $1,453,174
                                                                           ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The financial statements of the Strategic Growth Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Strategic Growth Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico Focused Equities Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT COMPANY -- 99.9%
            Investment in Nations Master Investment Trust, Nations
              Marsico Focused Equities Master Portfolio(a)..............   $2,904,391
                                                                           ----------
            TOTAL INVESTMENTS.................................      99.9%   2,904,391
                                                                           ----------
            OTHER ASSETS AND LIABILITIES, NET.................       0.1%       4,159
                                                                           ----------
            NET ASSETS........................................     100.0%  $2,908,550
                                                                           ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The financial statements of the Marsico Focused Equities Master
  Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Marsico Focused Equities Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS FUNDS

Nations Marsico MidCap Growth Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 94.0%
             CONSUMER DISCRETIONARY -- 38.1%
             HOTELS, RESTAURANTS AND LEISURE -- 21.8%
   277,008   Kerzner International Ltd.(a).................................   $ 16,961
   298,743   Las Vegas Sands Corp.(a)(b)...................................     13,444
   136,949   MGM Mirage(a).................................................      9,699
   318,311   Royal Caribbean Cruises Ltd. .................................     14,225
 7,608,000   Shangri-La Asia Ltd. .........................................     11,120
    85,116   Station Casinos, Inc. ........................................      5,750
   260,928   Wynn Resorts Ltd.(a)..........................................     17,675
   261,747   Yum! Brands, Inc. ............................................     13,561
                                                                              --------
                                                                               102,435
                                                                              --------
             HOUSEHOLD DURABLES -- 3.6%
    91,797   Harman International
               Industries, Inc. ...........................................      8,120
   114,985   Toll Brothers, Inc.(a)........................................      9,067
                                                                              --------
                                                                                17,187
                                                                              --------
             LEISURE EQUIPMENT AND
               PRODUCTS -- 2.5%
   249,618   Brunswick Corp.(b)............................................     11,695
                                                                              --------
             MEDIA -- 5.5%
    35,856   Getty Images, Inc.(a).........................................      2,550
   672,962   Lions Gate Entertainment Corp.(a).............................      7,436
   161,832   Pixar, Inc.(a)................................................     15,787
                                                                              --------
                                                                                25,773
                                                                              --------
             MULTILINE RETAIL -- 2.0%
   170,805   Nordstrom, Inc. ..............................................      9,459
                                                                              --------
             SPECIALTY RETAIL -- 1.6%
   261,390   PETsMART, Inc. ...............................................      7,515
                                                                              --------
             TEXTILES, APPAREL AND LUXURY GOODS -- 1.1%
    91,567   Coach, Inc.(a)................................................      5,185
                                                                              --------
                                                                               179,249
                                                                              --------
             CONSUMER STAPLES -- 3.8%
             FOOD AND STAPLES RETAILING -- 0.8%
    35,833   Whole Foods Market, Inc. .....................................      3,660
                                                                              --------
             FOOD PRODUCTS -- 3.0%
   416,866   Dean Foods Co.(a).............................................     14,298
                                                                              --------
                                                                                17,958
                                                                              --------
             ENERGY -- 2.0%
             OIL AND GAS -- 2.0%
   389,882   Sasol Ltd., ADR(b)............................................      9,299
                                                                              --------
             FINANCIALS -- 26.6%
             CAPITAL MARKETS -- 4.8%
   300,129   Crystal River Capital(a)(c)...................................      7,503
   399,342   Jefferies Group, Inc. ........................................     15,047
                                                                              --------
                                                                                22,550
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMERCIAL BANKS -- 8.2%
   183,614   Bank of Hawaii Corp. .........................................   $  8,310
   295,659   South Financial Group, Inc. ..................................      9,030
   523,040   UCBH Holdings, Inc. ..........................................     20,869
                                                                              --------
                                                                                38,209
                                                                              --------
             CONSUMER FINANCE -- 1.0%
    81,763   First Marblehead Corp.(a).....................................      4,704
                                                                              --------
             DIVERSIFIED FINANCIAL SERVICES -- 3.7%
    72,484   Chicago Mercantile Exchange...................................     14,064
   301,618   Marketaxess Holdings, Inc.(a).................................      3,369
                                                                              --------
                                                                                17,433
                                                                              --------
             REAL ESTATE -- 6.1%
    62,785   Brascan Corp., Class A........................................      2,372
   495,706   Government Properties
               Trust, Inc.(b)..............................................      4,937
    45,823   Redwood Trust, Inc. ..........................................      2,345
   280,318   St. Joe Co. ..................................................     18,865
                                                                              --------
                                                                                28,519
                                                                              --------
             THRIFTS AND MORTGAGE
               FINANCE -- 2.8%
   411,818   Countrywide Financial Corp. ..................................     13,368
                                                                              --------
                                                                               124,783
                                                                              --------
             HEALTH CARE -- 10.1%
             BIOTECHNOLOGY -- 0.9%
    75,726   Genzyme Corp.(a)..............................................      4,334
                                                                              --------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.8%
   235,228   St. Jude Medical, Inc.(a).....................................      8,468
                                                                              --------
             HEALTH CARE PROVIDERS AND SERVICES -- 7.4%
   474,894   AMERIGROUP Corp.(a)...........................................     17,362
   155,675   Centene Corp.(a)..............................................      4,669
    80,440   Pacificare Health Systems, Inc.(a)............................      4,579
    75,583   Quest Diagnostics, Inc. ......................................      7,946
                                                                              --------
                                                                                34,556
                                                                              --------
                                                                                47,358
                                                                              --------
             INDUSTRIALS -- 7.4%
             AEROSPACE AND DEFENSE -- 0.5%
    34,447   Alliant Techsystems, Inc.(a)..................................      2,461
                                                                              --------
             AIR FREIGHT AND LOGISTICS -- 3.1%
   184,106   Expeditors International of Washington, Inc. .................      9,859
    68,235   UTI Worldwide, Inc. ..........................................      4,739
                                                                              --------
                                                                                14,598
                                                                              --------
             BUILDING MATERIALS -- 2.3%
   360,137   WCI Communities, Inc.(a)(b)...................................     10,833
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico MidCap Growth Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT -- 1.0%
    80,684   Rockwell Automation, Inc. ....................................   $  4,570
                                                                              --------
             MACHINERY -- 0.5%
    33,375   Paccar, Inc. .................................................      2,416
                                                                              --------
                                                                                34,878
                                                                              --------
             INFORMATION TECHNOLOGY -- 6.0%
             COMMUNICATIONS EQUIPMENT -- 3.2%
   408,679   QUALCOMM, Inc. ...............................................     14,978
                                                                              --------
             SOFTWARE -- 2.8%
    40,512   Adobe Systems, Inc. ..........................................      2,721
   205,505   Electronic Arts, Inc.(a)......................................     10,642
                                                                              --------
                                                                                13,363
                                                                              --------
                                                                                28,341
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost of $416,851)..........................................    441,866
                                                                              --------
             INVESTMENT MANAGEMENT COMPANY -- 6.3%
29,515,000   Nations Cash Reserves,
               Capital Class Shares(d).....................................     29,515
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost of $29,515)...........................................     29,515
                                                                              --------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(E) -- 3.7%
$    4,651   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $4,695
               (repurchase proceeds $4,651)................................      4,651
     5,581   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $5,654 (repurchase proceeds $5,581)............      5,581
     7,268   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $7,383 (repurchase proceeds $7,269)............      7,268
                                                                              --------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $17,500)...........................................     17,500
                                                                              --------

                                                                                VALUE
                                                                                (000)
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost of $463,866)(f).............................     104.0%  $488,881
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES, NET..................................      (4.0)%  (18,648)
                                                                              --------
             NET ASSETS..........................................     100.0%  $470,233
                                                                              ========

---------------

NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005, is $14,884 and $16,939, respectively.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the value of this security represents 1.6% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 11).

 (f)
  Cost for federal income tax purposes is $464,732.

ABBREVIATION:

ADR  --   American Depositary Receipt

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Consumer discretionary......................          38.1%
Financials..................................          26.6
Health care.................................          10.1
Industrials.................................           7.4
Information technology......................           6.0
Consumer staples............................           3.8
Energy......................................           2.0
Investment management company...............           6.3
Repurchase agreements.......................           3.7
Other assets and liabilities, net...........          (4.0)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS

Nations Marsico 21st Century Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 91.5%
             CONSUMER DISCRETIONARY -- 31.8%
             HOTELS, RESTAURANTS AND LEISURE -- 19.5%
    44,412   Four Seasons Hotels, Inc.(a)..................................   $  3,140
   226,315   Kerzner International Ltd.(b).................................     13,857
   240,653   Las Vegas Sands Corp.(a)(b)...................................     10,829
   269,646   Royal Caribbean Cruises Ltd...................................     12,051
 6,242,512   Shangri-La Asia Ltd.(a).......................................      9,124
   274,395   Wynn Resorts Ltd.(b)..........................................     18,588
   204,669   Yum! Brands, Inc..............................................     10,604
                                                                              --------
                                                                                78,193
                                                                              --------
             HOUSEHOLD DURABLES -- 3.5%
    76,921   Harman International Industries, Inc..........................      6,805
    30,819   Sony Corp., ADR...............................................      1,233
    75,411   Toll Brothers, Inc.(b)........................................      5,946
                                                                              --------
                                                                                13,984
                                                                              --------
             LEISURE EQUIPMENT AND PRODUCTS -- 2.4%
   207,549   Brunswick Corp................................................      9,724
                                                                              --------
             MEDIA -- 4.9%
   490,386   Lions Gate Entertainment Corp.(b).............................      5,419
   144,428   Pixar, Inc.(b)................................................     14,089
                                                                              --------
                                                                                19,508
                                                                              --------
             SPECIALTY RETAIL -- 1.5%
   215,833   PETsMART, Inc.................................................      6,205
                                                                              --------
                                                                               127,614
                                                                              --------
             CONSUMER STAPLES -- 4.0%
             FOOD AND STAPLES RETAILING -- 1.0%
    38,901   Whole Foods Market, Inc.......................................      3,973
                                                                              --------
             FOOD PRODUCTS -- 3.0%
   353,808   Dean Foods Co.(b).............................................     12,136
                                                                              --------
                                                                                16,109
                                                                              --------
             ENERGY -- 1.9%
             OIL AND GAS -- 1.9%
   324,228   Sasol Ltd, ADR................................................      7,733
                                                                              --------
             FINANCIALS -- 28.7%
             CAPITAL MARKETS -- 8.5%
   233,425   Crystal River Capital(b)(c)...................................      5,836
   324,422   Jefferies Group, Inc..........................................     12,224
   187,719   UBS AG........................................................     15,907
                                                                              --------
                                                                                33,967
                                                                              --------
             COMMERCIAL BANKS -- 6.4%
   236,491   South Financial Group, Inc....................................      7,222
   462,847   UCBH Holdings, Inc............................................     18,468
                                                                              --------
                                                                                25,690
                                                                              --------
             CONSUMER FINANCE -- 1.0%
    68,505   First Marblehead Corp.(b).....................................      3,941
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- 3.3%
    53,088   Chicago Mercantile Exchange...................................   $ 10,301
   256,555   Marketaxess Holdings, Inc.(b).................................      2,866
                                                                              --------
                                                                                13,167
                                                                              --------
             REAL ESTATE -- 6.7%
   750,830   Government Properties Trust, Inc..............................      7,478
    76,458   Redwood Trust, Inc.(a)........................................      3,913
   230,108   St. Joe Co....................................................     15,486
                                                                              --------
                                                                                26,877
                                                                              --------
             THRIFTS AND MORTGAGE FINANCE -- 2.8%
   348,261   Countrywide Financial Corp....................................     11,305
                                                                              --------
                                                                               114,947
                                                                              --------
             HEALTH CARE -- 10.1%
             BIOTECHNOLOGY -- 2.5%
   179,622   Genentech, Inc.(b)............................................     10,168
                                                                              --------
             HEALTH CARE PROVIDERS AND SERVICES -- 7.6%
   394,859   AMERIGROUP Corp...............................................     14,436
   166,045   UnitedHealth Group, Inc.......................................     15,837
                                                                              --------
                                                                                30,273
                                                                              --------
                                                                                40,441
                                                                              --------
             INDUSTRIALS -- 6.7%
             AEROSPACE AND DEFENSE -- 2.4%
    95,387   United Technologies Corp......................................      9,697
                                                                              --------
             AIR FREIGHT AND LOGISTICS -- 2.9%
   124,726   FedEx Corp....................................................     11,718
                                                                              --------
             BUILDING MATERIALS -- 1.4%
   188,600   WCI Communities, Inc.(b)......................................      5,673
                                                                              --------
                                                                                27,088
                                                                              --------
             INFORMATION TECHNOLOGY -- 8.3%
             COMMUNICATIONS EQUIPMENT -- 3.4%
   366,908   QUALCOMM, Inc.................................................     13,447
                                                                              --------
             COMPUTERS AND PERIPHERALS -- 3.4%
   356,689   Dell, Inc.(b).................................................     13,704
                                                                              --------
             SOFTWARE -- 1.5%
   115,513   Electronic Arts, Inc.(b)......................................      5,981
                                                                              --------
                                                                                33,132
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost of $331,863)..........................................    367,064
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico 21st Century Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005

   PAR                                                                          VALUE
  (000)                                                                         (000)
---------------------------------------------------------------------------------------
             CONVERTIBLE BOND -- 0.4%
             CONSUMER DISCRETIONARY -- 0.4%
             HOTELS, RESTAURANTS AND
               LEISURE -- 0.4%
$    1,363   Kerzner International Ltd.
               2.375% 04/15/24.............................................   $  1,651
                                                                              --------
             TOTAL CONVERTIBLE BOND
               (Cost of $1,401)............................................      1,651
                                                                              --------
  SHARES
----------
             INVESTMENT MANAGEMENT COMPANY -- 8.7%
34,730,000   Nations Cash Reserves,
               Capital Class Shares(d).....................................     34,730
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost of $34,730)...........................................     34,730
                                                                              --------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(E) -- 6.1%
$    6,513   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $6,575
               (repurchase proceeds $6,514)................................      6,513
     7,815   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $7,918 (repurchase proceeds $7,816)............      7,815
    10,175   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $10,335 (repurchase proceeds $10,176)..........     10,175
                                                                              --------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $24,503)...........................................     24,503
                                                                              --------
                                                                                VALUE
                                                                                (000)
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost of $392,497)(f).............................   106.7%    $427,948
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES, NET..................................    (6.7)%    (27,002)
                                                                              --------
             NET ASSETS..........................................   100.0%    $400,946
                                                                              ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005, is $19,551 and $23,744, respectively.

(b)
  Non-income producing security.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the value of this security represents 1.5% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 11).

 (f)
  Cost for federal income tax purposes is $393,615.

ABBREVIATION:

ADR  --   American Depositary Receipt

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Consumer discretionary......................          32.2%
Financials..................................          28.7
Health care.................................          10.1
Information technology......................           8.3
Industrials.................................           6.7
Consumer staples............................           4.0
Energy......................................           1.9
Investment management company...............           8.7
Repurchase agreements.......................           6.1
Other assets and liabilities, net...........          (6.7)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS

Nations Small Company Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                      VALUE
                                                                      (000)
-----------------------------------------------------------------------------
         INVESTMENT MANAGEMENT COMPANY -- 100.3%
         Investment in Nations Master Investment Trust, Nations
           Small Company Master
           Portfolio(a)...........................................   $514,434
                                                                     --------
         TOTAL INVESTMENTS.................................  100.3%   514,434
                                                                     --------
         OTHER ASSETS AND LIABILITIES, NET.................   (0.3)%   (1,278)
                                                                     --------
         NET ASSETS........................................  100.0%  $513,156
                                                                     ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  The financial statements of the Small Company Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Small Company Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005


                                                               CONVERTIBLE           ASSET
                                                                SECURITIES         ALLOCATION            VALUE
                                                              -----------------------------------------------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost.........................  $    1,442,120     $      157,983     $    1,476,676
Affiliated investments, at cost.............................          69,106             18,028             41,510
                                                              --------------     --------------     --------------
Non-affiliated investments, at value........................       1,570,412            184,310          1,773,305
Affiliated investments, at value............................          69,106             18,028             41,510
Cash........................................................              --                 --                 --
Foreign currency (cost of $--, $--, $--, $--, $--, $--, $--,
  $--, $--, $1,477 and $--, respectively)...................              --                 --                 --
Receivable for investment securities sold...................          15,397                 10              3,594
Receivable for Fund shares sold.............................           1,436                 36              6,450
Dividends receivable........................................             857                190              3,605
Interest receivable.........................................           7,342                409                 --
Receivable from investment advisor..........................              --                 --                 --
Other assets................................................               3                  1                 --
                                                              --------------     --------------     --------------
    Total assets............................................       1,664,553            202,984          1,828,464
                                                              --------------     --------------     --------------
LIABILITIES:
Collateral on securities loaned.............................        (138,497)            (1,792)           (51,027)
Due to custodian bank.......................................          (4,833)                --                 --
Investment advisory fee payable.............................            (782)               (94)              (801)
Administration fee payable..................................            (223)               (19)              (238)
Shareholder servicing and distribution fees payable.........            (265)               (65)              (149)
Custody fee payable.........................................             (17)                (3)               (13)
Payable for investment securities purchased.................              --            (17,843)            (3,401)
Payable for Fund shares redeemed............................         (11,289)              (517)            (1,804)
Accrued Trustees' fees and expenses.........................             (90)               (88)              (148)
Accrued expenses and other liabilities......................            (236)              (138)              (190)
                                                              --------------     --------------     --------------
    Total liabilities.......................................        (156,232)           (20,559)           (57,771)
                                                              --------------     --------------     --------------
NET ASSETS..................................................  $    1,508,321     $      182,425     $    1,770,693
                                                              ==============     ==============     ==============
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)..................  $         (516)    $            7     $        1,296
Accumulated net realized gain/(loss) on investments.........          41,105            (33,410)             9,326
Unrealized appreciation/(depreciation) on:
  Investments...............................................         128,292             26,327            296,629
  Foreign currency translations.............................              --                 --                 --
Paid-in capital.............................................       1,339,440            189,501          1,463,442
                                                              --------------     --------------     --------------
NET ASSETS..................................................  $    1,508,321     $      182,425     $    1,770,693
                                                              ==============     ==============     ==============
PRIMARY A SHARES:
Net assets..................................................  $  924,893,445     $   26,425,056     $1,376,690,685
Number of shares outstanding................................      53,310,746          1,270,050        104,933,527
Net asset value and redemption price per share..............  $        17.35     $        20.81     $        13.12
INVESTOR A SHARES:
Net assets..................................................  $  373,389,608     $  109,409,318     $  292,037,133
Number of shares outstanding................................      21,519,936          5,251,049         22,289,494
Net asset value and redemption price per share..............  $        17.35     $        20.84     $        13.10
Maximum sales charge........................................            5.75%              5.75%              5.75%
Maximum offering price per share............................  $        18.41     $        22.11     $        13.90
INVESTOR B SHARES:
Net assets..................................................  $  143,194,226     $   43,962,185     $   84,755,505
Number of shares outstanding................................       8,343,305          2,126,507          6,645,743
Net asset value and redemption price per share(a)...........  $        17.16     $        20.67     $        12.75
INVESTOR C SHARES:
Net assets..................................................  $   66,844,060     $    2,628,268     $   17,209,756
Number of shares outstanding................................       3,855,356            127,253          1,350,085
Net asset value and redemption price per share(a)...........  $        17.34     $        20.65     $        12.75

---------------

(a)The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 110

NATIONS FUNDS

       MIDCAP        SMALLCAP                      STRATEGIC         FOCUSED          MIDCAP          21ST          SMALL
       VALUE          VALUE          GROWTH          GROWTH          EQUITIES         GROWTH        CENTURY        COMPANY
-----------------------------------------------------------------------------------------------------------------------------
    $    471,075   $    174,911   $         --   $           --   $           --   $    434,351   $    357,767   $         --
          16,619          7,532      1,881,836        1,373,234        2,276,740         29,515         34,730        403,923
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------
         592,920        214,309             --               --               --        459,366        393,218             --
          16,619          7,532      2,273,098        1,455,251        2,904,391         29,515         34,730        514,434
             474              1             --               --               --             --              7             --
              --             --             --               --               --             --          1,477             --
           3,881          2,551             --               --               --          7,696          2,623             --
             715            212         43,486            1,387           11,430            562          4,801            377
             934            226             --               --               --            195            312             --
              --              5             --               --               --              7             29             --
              --             18             --               --               --             --             --             --
               1             --             --               --               --              1              1             --
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------
         615,544        224,854      2,316,584        1,456,638        2,915,821        497,342        437,198        514,811
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------

              --        (15,758)            --               --               --        (17,500)       (24,503)            --
              --             --             --               --               --             --             --             --
            (331)          (123)            --               --               --           (265)          (246)            --
             (88)           (30)          (227)            (151)            (295)           (94)           (72)            (9)
              (7)            (3)          (665)            (101)          (1,043)           (26)          (120)           (46)
              (5)            (2)            --               --               --             (6)            (5)            --
          (7,614)        (4,114)            --               --               --         (8,496)       (10,225)            --
            (384)           (84)        (4,615)          (3,053)          (5,532)          (521)          (975)        (1,490)
             (29)           (31)          (161)             (73)             (45)           (78)           (46)           (45)
            (118)           (73)          (289)             (86)            (356)          (123)           (60)           (65)
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------
          (8,576)       (20,218)        (5,957)          (3,464)          (7,271)       (27,109)       (36,252)        (1,655)
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------
    $    606,968   $    204,636   $  2,310,627   $    1,453,174   $    2,908,550   $    470,233   $    400,946   $    513,156
    ============   ============   ============   ==============   ==============   ============   ============   ============

    $        349   $         --   $        (13)  $        4,293   $           (8)  $         --   $         (6)  $         --
          41,522          9,595       (238,200)        (166,326)        (540,499)      (114,911)       (18,498)        (6,629)

         121,845         39,398        391,262           82,017          627,651         25,015         35,451        110,511
              --             --             --               --               --             --            (11)            --
         443,252        155,643      2,157,578        1,533,190        2,821,406        560,129        384,010        409,274
    ------------   ------------   ------------   --------------   --------------   ------------   ------------   ------------
    $    606,968   $    204,636   $  2,310,627   $    1,453,174   $    2,908,550   $    470,233   $    400,946   $    513,156
    ============   ============   ============   ==============   ==============   ============   ============   ============

    $591,318,214   $197,829,164   $774,995,666   $1,187,622,491   $  751,124,355   $424,464,630   $114,896,361   $360,974,960
      42,121,576     15,696,541     44,915,549       98,705,242       41,915,093     34,427,980     10,688,396     23,434,149
    $      14.04   $      12.60   $      17.25   $        12.03   $        17.92   $      12.33   $      10.75   $      15.40

    $ 10,257,670   $  4,867,578   $988,947,954   $  213,512,735   $1,256,947,890   $ 21,287,277   $187,093,598   $132,399,775
         731,725        388,650     58,041,743       17,791,691       71,114,607      1,803,715     17,630,767      8,794,397
    $      14.02   $      12.52   $      17.04   $        12.00   $        17.67   $      11.80   $      10.61   $      15.06
            5.75%          5.75%          5.75%            5.75%            5.75%          5.75%          5.75%          5.75%
    $      14.88   $      13.28   $      18.08   $        12.73   $        18.75   $      12.52   $      11.26   $      15.98

    $  4,447,435   $  1,569,323   $194,667,705   $   37,140,246   $  517,488,848   $ 22,986,363   $ 60,495,341   $ 16,130,647
         320,173        127,770     12,034,032        3,189,197       30,798,233      2,205,956      5,918,460      1,141,467
    $      13.89   $      12.28   $      16.18   $        11.65   $        16.80   $      10.42   $      10.22   $      14.13

    $    944,369   $    370,376   $352,015,576   $   14,898,514   $  382,988,821   $  1,494,718   $ 38,460,382   $  3,650,707
          67,794         30,179     21,731,315        1,279,584       22,725,840        142,606      3,763,514        254,786
    $      13.93   $      12.27   $      16.20   $        11.64   $        16.85   $      10.48   $      10.22   $      14.33

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005


                                                               CONVERTIBLE           ASSET
                                                                SECURITIES         ALLOCATION             VALUE
                                                              ------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       32,257     $        2,258       $           --
Dividends (Net of foreign withholding taxes of $13, $--,
  $95, $5, $1, $--, $--, $--, $1, $14 and $--,
  respectively).............................................          23,527              2,642               37,052
Dividend income from affiliated funds.......................             373                277                  513
Securities lending..........................................             464                  1                   17
Allocated from Portfolio:
Interest(a).................................................              --                 --                   --
Dividends (Net of foreign withholding taxes of $--, $--,
  $--, $--, $--, $71, $68, $179, $--, $0 and $6,
  respectively)(a)..........................................              --                 --                   --
Dividend income from affiliated funds(a)....................              --                 --                   --
Securities lending(a).......................................              --                 --                   --
Expenses(a).................................................              --                 --                   --
                                                              --------------     --------------       --------------
    Total investment income/(loss)..........................          56,621              5,178               37,582
                                                              --------------     --------------       --------------
EXPENSES:
Investment advisory fee.....................................           9,737              1,129                9,382
Administration fee..........................................           3,233                352                3,205
Transfer agent fees.........................................             481                 51                  411
Custodian fees..............................................             101                 17                   89
Legal and audit fees........................................             125                151                  126
Registration and filing fees................................              56                 48                   54
Trustees' fees and expenses.................................              28                 28                   27
Interest expense............................................               2                 --(b)                --
Printing expense............................................             185                210                  121
Non-recurring costs (see Note 12)...........................             420                 --                  420
Other expenses..............................................              67                 18                   57
                                                              --------------     --------------       --------------
    Subtotal................................................          14,435              2,004               13,892
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             956                270                  596
  Investor B Shares.........................................           1,488                526                  838
  Investor C Shares.........................................             690                 25                  209
                                                              --------------     --------------       --------------
    Total expenses..........................................          17,569              2,825               15,535
Fees waived or reimbursed by investment advisor and/or
  administrator (see Note 3)................................              --               (127)              (1,532)
Fees reduced by credits allowed by the custodian (see Note
  3)........................................................              (3)                --(b)                --(b)
Cost assumed by Bank of America Corporation (see Note 12)...            (420)                --                 (420)
                                                              --------------     --------------       --------------
    Net expenses............................................          17,146              2,698               13,583
                                                              --------------     --------------       --------------
NET INVESTMENT INCOME/(LOSS)................................          39,475              2,480               23,999
                                                              --------------     --------------       --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................          71,680             13,378               70,719
  Written options...........................................              --                 (8)                  --
  Futures contracts.........................................              --                114                   --
  Swap contracts............................................              --                  8                   --
  Foreign currency and other net assets.....................              --                 --                   --
  Net increase from payments by affiliates and net realized
    gains/(losses) on the disposal of investments in
    violation of restrictions (see Note 3)..................              --                118                   --
  Allocated from Portfolio:
  Security transactions(a)..................................              --                 --                   --
  Foreign currency and other net assets(a)..................              --                 --                   --
  Net increase from payments by affiliates and net realized
    gains/(losses) on the disposal of investments in
    violation of restrictions (see Note 3)..................              --                 --                   --
                                                              --------------     --------------       --------------
Net realized gain/(loss) on investments.....................          71,680             13,610               70,719
                                                              --------------     --------------       --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................         (51,319)            (7,974)              90,473
  Foreign currency and other net assets.....................              --                 --                   --
  Securities allocated from Portfolio(a)....................              --                 --                   --
                                                              --------------     --------------       --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         (51,319)            (7,974)              90,473
                                                              --------------     --------------       --------------
Net realized and unrealized gain/(loss) on investments......          20,361              5,636              161,192
                                                              --------------     --------------       --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $       59,836     $        8,116       $      185,191
                                                              ==============     ==============       ==============

---------------

(a)Allocated from Growth Master Portfolio, Strategic Growth Master Portfolio, Focused Equities Master Portfolio and Small Company Master Portfolio, respectively.

(b)Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 112

NATIONS FUNDS

        MIDCAP       SMALLCAP              STRATEGIC    FOCUSED     MIDCAP      21ST        SMALL
        VALUE         VALUE      GROWTH     GROWTH     EQUITIES     GROWTH    CENTURY      COMPANY
----------------------------------------------------------------------------------------------------
    $          415   $     --   $     --   $     --    $      --   $      1   $     14   $        --

            11,340      1,920         --         --           --      2,446      1,735            --
                --         90         --         --           --        180        268            --
                --         36         --         --           --         55         74            --

                --         --      1,173         --           --         --         --            --

                --         --     14,045     33,222        1,043         --         --         1,740
                --         --      1,894        166       23,815         --         --           176
                --         --         42         74           44         --         --           214
                --         --    (13,160)   (11,269)     (22,073)        --         --        (5,533)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
            11,755      2,046      3,994     22,193        2,829      2,682      2,091        (3,403)
    --------------   --------   --------   --------    ---------   --------   --------   -----------

             3,472      1,436         --         --           --      3,082      1,729            --
             1,116        361      1,991      2,671        3,368      1,091        519           989
               137         53      1,037        398        1,884        133         86           176
                40         14         --         --           --         36         29            --
               130        137         78         70           65        140        138            66
                45         44         60         47          118         49         56            55
                27         27          6          6            6         27         27             6
                 1         --(b)       --        23           --         --         --             6
                88         69        227         54          501         80         50            48
                --         --        431        452          725         --         --           167
                25         12         17         25           12         29         25            17
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             5,081      2,153      3,847      3,746        6,679      4,667      2,659         1,530

                22         11      1,701        565        2,698         54        223           380
                38         15      1,926        406        5,348        245        510           174
                 8          3      2,380        160        3,577         17        217            42
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             5,149      2,182      9,854      4,877       18,302      4,983      3,609         2,126
                (2)       (22)        --        (93)          --        (61)        --          (335)
                (1)        --(b)       --        --           --         (1)        (1)           --
                --         --       (431)      (452)        (725)        --         --          (167)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             5,146      2,160      9,423      4,332       17,577      4,921      3,608         1,624
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             6,609       (114)    (5,429)    17,861      (14,748)    (2,239)    (1,517)       (5,027)
    --------------   --------   --------   --------    ---------   --------   --------   -----------

            65,242     15,337         --         --           --    117,617      5,480            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --          1       (228)           --

               898         --         --         --           --         --         --            --

                --         --    (31,303)   394,307         (660)        --         --        84,648
                --         --       (348)        --         (616)        --         --            --

                --         --         --        181           --         --         --            --
    --------------   --------   --------   --------    ---------   --------   --------   -----------
            66,140     15,337    (31,651)   394,488       (1,276)   117,618      5,252        84,648
    --------------   --------   --------   --------    ---------   --------   --------   -----------

            27,259      7,285         --         --           --    (95,278)    12,965            --
                --         --         --         --           --         --        (12)           --
                --         --    146,210   (137,623)     146,168         --         --       (83,967)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
            27,259      7,285    146,210   (137,623)     146,168    (95,278)    12,953       (83,967)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
            93,399     22,622    114,559    256,865      144,892     22,340     18,205           681
    --------------   --------   --------   --------    ---------   --------   --------   -----------
    $      100,008   $ 22,508   $109,130   $274,726    $ 130,144   $ 20,101   $ 16,688   $    (4,346)
    ==============   ========   ========   ========    =========   ========   ========   ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                      CONVERTIBLE SECURITIES
                                                                 --------------------------------
                                                                   YEAR ENDED        YEAR ENDED
                                                                   MARCH 31,         MARCH 31,
                                                                      2005              2004
                                                                 --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................     $       39,475    $       40,534
Net realized gain/(loss) on investments.....................             71,680            93,895
Net realized gain/(loss) on investments allocated from
  Portfolio.................................................                 --                --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (51,319)          200,762
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio......................                 --                --
                                                                 --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             59,836           335,191
Distributions to shareholders from net investment income:
  Primary A Shares..........................................            (28,975)          (24,825)
  Investor A Shares.........................................            (10,858)          (10,005)
  Investor B Shares.........................................             (3,142)           (2,894)
  Investor C Shares.........................................             (1,427)           (1,173)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................             (8,273)               --
  Investor A Shares.........................................             (3,297)               --
  Investor B Shares.........................................             (1,293)               --
  Investor C Shares.........................................               (581)               --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            (79,965)          332,348
                                                                 --------------    --------------
Net increase/(decrease) in net assets.......................            (77,975)          628,642
NET ASSETS:
Beginning of period.........................................          1,586,296           957,654
                                                                 --------------    --------------
End of period...............................................     $    1,508,321    $    1,586,296
                                                                 ==============    ==============
Undistributed net investment income/(loss) at end of
  period....................................................     $         (516)   $        1,602
                                                                 ==============    ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 114

NATIONS FUNDS

         ASSET ALLOCATION                          VALUE                         MIDCAP VALUE
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
      MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
         2005             2004             2005             2004             2005             2004
-------------------------------------------------------------------------------------------------------

    $        2,480   $        2,320   $       23,999   $       14,740   $        6,609   $        4,320
            13,610            9,959           70,719            7,823           66,140           37,814
                --               --               --               --               --               --
            (7,974)          33,520           90,473          302,733           27,259          113,620
                --               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
             8,116           45,799          185,191          325,296          100,008          155,754
              (461)            (555)         (19,810)         (11,573)          (6,155)          (4,378)
            (1,701)          (1,503)          (3,389)          (1,558)             (85)             (48)
              (405)            (549)            (550)            (265)             (16)              (3)
               (21)             (19)            (120)             (67)              (5)              (1)
                --               --               --               --          (39,758)              --
                --               --               --               --             (666)              --
                --               --               --               --             (289)              --
                --               --               --               --              (65)              --
           (21,989)         (42,148)         180,126          580,140           49,217           53,778
    --------------   --------------   --------------   --------------   --------------   --------------
           (16,461)           1,025          341,448          891,973          102,186          205,102
           198,886          197,861        1,429,245          537,272          504,782          299,680
    --------------   --------------   --------------   --------------   --------------   --------------
    $      182,425   $      198,886   $    1,770,693   $    1,429,245   $      606,968   $      504,782
    ==============   ==============   ==============   ==============   ==============   ==============
    $            7   $          104   $        1,296   $        1,166   $          349   $            1
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                         SMALLCAP VALUE
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                  MARCH 31,          MARCH 31,
                                                                     2005               2004
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $         (114)    $          162
Net realized gain/(loss) on investments.....................            15,337             18,236
Net realized gain/(loss) on investments allocated from
  Portfolio(a)..............................................                --                 --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             7,285             35,360
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio(a)...................                --                 --
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            22,508             53,758
Distributions to shareholders from net investment income:
  Primary A Shares..........................................                --               (401)
  Investor A Shares.........................................                --                 (5)
  Investor B Shares.........................................                --                 --
  Investor C Shares.........................................                --                 --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................           (15,476)            (1,115)
  Investor A Shares.........................................              (398)               (21)
  Investor B Shares.........................................              (137)                (9)
  Investor C Shares.........................................               (29)                (2)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            41,099             33,177
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................            47,567             85,382
NET ASSETS:
Beginning of period.........................................           157,069             71,687
                                                                --------------     --------------
End of period...............................................    $      204,636     $      157,069
                                                                ==============     ==============
Undistributed net investment income/(loss) at end of
  period....................................................    $           --     $           --
                                                                ==============     ==============

---------------

(a)Allocated from Growth Master Portfolio, Strategic Growth Master Portfolio and Focused Equities Master Portfolio, respectively.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 116

NATIONS FUNDS

              GROWTH                         STRATEGIC GROWTH                  FOCUSED EQUITIES
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
      MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
         2005             2004             2005             2004             2005             2004
-------------------------------------------------------------------------------------------------------

    $       (5,429)  $       (5,599)  $       17,861   $        8,296   $      (14,748)  $      (15,498)
                --               --               --               --               --               --
           (31,651)          50,430          394,488           38,296           (1,276)         123,090
                --               --               --               --               --               --
           146,210          185,287         (137,623)         462,907          146,168          432,350
    --------------   --------------   --------------   --------------   --------------   --------------
           109,130          230,118          274,726          509,499          130,144          539,942
                --               --          (14,473)          (8,243)              --               --
                --               --           (1,796)            (685)              --               --
                --               --               (3)              --               --               --
                --               --              (13)              --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
           905,149          486,609         (629,800)        (334,818)         126,346          552,340
    --------------   --------------   --------------   --------------   --------------   --------------
         1,014,279          716,727         (371,359)         165,753          256,490        1,092,282
         1,296,348          579,621        1,824,533        1,658,780        2,652,060        1,559,778
    --------------   --------------   --------------   --------------   --------------   --------------
    $    2,310,627   $    1,296,348   $    1,453,174   $    1,824,533   $    2,908,550   $    2,652,060
    ==============   ==============   ==============   ==============   ==============   ==============
    $          (13)  $         (213)  $        4,293   $        2,717   $           (8)  $       (1,217)
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          MIDCAP GROWTH
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                  MARCH 31,          MARCH 31,
                                                                     2005               2004
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       (2,239)    $       (2,692)
Net realized gain/(loss) on investments.....................           117,618               (252)
Net realized gain/(loss) on investments allocated from
  Portfolio(b)..............................................                --                 --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           (95,278)           153,370
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio(b)...................                --                 --
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            20,101            150,426
Distributions to shareholders from net investment income:
  Primary A Shares..........................................                --                 --
  Investor A Shares.........................................                --                 --
  Investor B Shares.........................................                --                 --
  Investor C Shares.........................................                --                 --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --                 --
  Investor A Shares.........................................                --                 --
  Investor B Shares.........................................                --                 --
  Investor C Shares.........................................                --                 --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           (62,323)           (82,777)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................           (42,222)            67,649
NET ASSETS:
Beginning of period.........................................           512,455            444,806
                                                                --------------     --------------
End of period...............................................    $      470,233     $      512,455
                                                                ==============     ==============
Undistributed net investment income/(loss) at end of
  period....................................................    $           --     $           --
                                                                ==============     ==============

---------------

(a)As of November 1, 2003, Small Company Fund converted to a master-feeder structure.

(b)Allocated from Small Company Master Portfolio.

(c)Amount represents results from operations prior to conversion to master-feeder structure.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 118

NATIONS FUNDS

              21ST CENTURY                         SMALL COMPANY
    ---------------------------------     --------------------------------
      YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
      MARCH 31,          MARCH 31,          MARCH 31,         MARCH 31,
         2005               2004               2005            2004(A)
--------------------------------------------------------------------------

    $       (1,517)    $         (985)    $       (5,027)   $       (5,942)
             5,252             15,408                 --            13,611(c)
                --                 --             84,648            32,447
            12,953             20,525                 --           208,510(c)
                --                 --            (83,967)           29,382
    --------------     --------------     --------------    --------------
            16,688             34,948             (4,346)          278,008
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
           235,624             66,211           (229,592)          (85,943)
    --------------     --------------     --------------    --------------
           252,312            101,159           (233,938)          192,065
           148,634             47,475            747,094           555,029
    --------------     --------------     --------------    --------------
    $      400,946     $      148,634     $      513,156    $      747,094
    ==============     ==============     ==============    ==============
    $           (6)    $          (25)    $           --    $           --
    ==============     ==============     ==============    ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                          CONVERTIBLE SECURITIES
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   12,476    $ 216,869       33,051    $ 507,755
  Issued as reinvestment of distributions...................      169        2,725          124        2,001
  Redeemed..................................................  (14,886)    (258,628)     (15,632)    (244,442)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (2,241)   $ (39,034)      17,543    $ 265,314
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    3,671    $  65,929        8,805    $ 136,443
  Shares issued upon conversion from Investor B Shares......       11          185            2           28
  Shares issued upon conversion from Investor C Shares......       19          335           20          317
  Issued as reinvestment of distributions...................      817       12,100          536        8,590
  Redeemed..................................................   (5,998)    (103,894)      (7,611)    (119,750)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,480)   $ (25,345)       1,752    $  25,628
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      639    $  11,495        2,101    $  31,998
  Issued as reinvestment of distributions...................      247        3,684          150        2,385
  Shares redeemed upon conversion to Investor A Shares......      (11)        (185)          (2)         (28)
  Redeemed..................................................   (1,532)     (26,202)      (1,422)     (22,493)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (657)   $ (11,208)         827    $  11,862
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      866    $  15,151        2,622    $  40,889
  Issued as reinvestment of distributions...................       66        1,001           39          631
  Shares redeemed upon conversion to Investor A Shares......      (20)        (335)         (20)        (317)
  Redeemed..................................................   (1,169)     (20,195)        (728)     (11,659)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (257)   $  (4,378)       1,913    $  29,544
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (4,635)   $ (79,965)      22,035    $ 332,348
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS FUNDS

                                                                           ASSET ALLOCATION
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     124    $  2,579         127    $  2,523
  Issued as reinvestment of distributions...................      11         229          18         330
  Redeemed..................................................    (141)     (2,864)     (1,031)    (20,314)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (6)   $    (56)       (886)   $(17,461)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     137    $  2,876       1,204    $ 22,795
  Shares issued upon conversion from Investor B Shares......     662      13,397          --(a)        5
  Issued as reinvestment of distributions...................      78       1,588          75       1,429
  Redeemed..................................................    (903)    (18,452)     (1,353)    (25,228)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (26)   $   (591)        (74)   $   (999)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      56    $  1,170          99    $  1,840
  Issued as reinvestment of distributions...................      18         366          26         491
  Shares redeemed upon conversion to Investor A Shares......    (668)    (13,397)         --(a)       (5)
  Redeemed..................................................    (479)     (9,662)     (1,361)    (25,934)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,073)   $(21,523)     (1,236)   $(23,608)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      28    $    576          47    $    875
  Issued as reinvestment of distributions...................       1          20           1          16
  Redeemed..................................................     (20)       (415)        (52)       (971)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................       9    $    181          (4)   $    (80)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,096)   $(21,989)     (2,200)   $(42,148)
                                                              ======    ========      ======    ========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                VALUE
                                                              -----------------------------------------
                                                                  YEAR ENDED            YEAR ENDED
                                                                MARCH 31, 2005        MARCH 31, 2004
                                                              -------------------   -------------------
                                                              SHARES     DOLLARS    SHARES     DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   27,907   $ 348,660    30,844   $ 329,688
  Issued in exchange for Primary A Shares of Nations Classic
    Value Fund..............................................       --          --    26,676     265,429
  Issued in exchange for Primary A Shares of Nations
    LargeCap Value Fund.....................................       --          --     3,974      39,538
  Issued as reinvestment of distributions...................      899       7,524       416       4,531
  Redeemed..................................................  (16,833)   (207,421)  (22,243)   (235,036)
                                                              -------   ---------   -------   ---------
  Net increase/(decrease)...................................   11,973   $ 148,763    39,667   $ 404,150
                                                              =======   =========   =======   =========
INVESTOR A SHARES:
  Sold......................................................    8,432   $ 105,037     7,157   $  77,892
  Issued in exchange for Investor A Shares of Nations
    Classic Value Fund......................................       --          --     1,872      18,605
  Issued in exchange for Investor A Shares of Nations
    LargeCap Value Fund.....................................       --          --     6,832      67,909
  Shares issued upon conversion from Investor B Shares......       14         171        21         233
  Shares issued upon conversion from Investor C Shares......       27         318        28         305
  Issued as reinvestment of distributions...................      326       3,200       129       1,442
  Redeemed..................................................   (4,352)    (53,135)   (3,320)    (35,761)
                                                              -------   ---------   -------   ---------
  Net increase/(decrease)...................................    4,447   $  55,591    12,719   $ 130,625
                                                              =======   =========   =======   =========
INVESTOR B SHARES:
  Sold......................................................      376   $   4,724       568   $   5,919
  Issued in exchange for Investor B Shares of Nations
    Classic Value Fund......................................       --          --     3,553      34,388
  Issued in exchange for Investor B Shares of Nations
    LargeCap Value Fund.....................................       --          --       202       1,956
  Issued as reinvestment of distributions...................       62         487        22         237
  Shares redeemed upon conversion to Investor A Shares......      (14)       (171)      (22)       (233)
  Redeemed..................................................   (1,352)    (15,908)   (1,282)    (13,404)
                                                              -------   ---------   -------   ---------
  Net increase/(decrease)...................................     (928)  $ (10,868)    3,041   $  28,863
                                                              =======   =========   =======   =========
INVESTOR C SHARES:
  Sold......................................................      121   $   1,464       352   $   3,553
  Issued in exchange for Investor C Shares of Nations
    Classic Value Fund......................................       --          --     5,093      49,253
  Issued in exchange for Investor C Shares of Nations
    LargeCap Value Fund.....................................       --          --        17         167
  Issued as reinvestment of distributions...................        8          61         3          30
  Shares redeemed upon conversion to Investor A Shares......      (27)       (318)      (29)       (305)
  Redeemed..................................................   (1,255)    (14,567)   (3,502)    (36,196)
                                                              -------   ---------   -------   ---------
  Net increase/(decrease)...................................   (1,153)  $ (13,360)    1,934   $  16,502
                                                              =======   =========   =======   =========
  Total net increase/(decrease).............................   14,339   $ 180,126    57,361   $ 580,140
                                                              =======   =========   =======   =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS FUNDS

                                                                             MIDCAP VALUE
                                                              ------------------------------------------
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   9,886    $133,740      12,446    $136,835
  Capital contribution from investment advisor (see Note
    3)......................................................      --         392          --          --
  Issued as reinvestment of distributions...................     935       8,478          45         518
  Redeemed..................................................  (7,198)    (95,265)     (7,713)    (87,326)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,623    $ 47,345       4,778    $ 50,027
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     282    $  3,892         442    $  5,002
  Capital contribution from investment advisor (see Note
    3)......................................................      --           7          --          --
  Shares issued upon conversion from Investor B Shares......       7          90           1           8
  Issued as reinvestment of distributions...................      71         644           4          42
  Redeemed..................................................    (264)     (3,370)       (186)     (2,093)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      96    $  1,263         261    $  2,959
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      55    $    844         101    $  1,109
  Capital contribution from investment advisor (see Note
    3)......................................................      --           3          --          --
  Issued as reinvestment of distributions...................      32         281          --(a)        4
  Shares redeemed upon conversion to Investor A Shares......      (7)        (90)         (1)         (8)
  Redeemed..................................................     (47)       (599)        (39)       (455)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      33    $    439          61    $    650
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      34    $    437          23    $    265
  Capital contribution from investment advisor (see Note
    3)......................................................      --           1          --          --
  Issued as reinvestment of distributions...................       4          42          --(a)       --(a)
  Redeemed..................................................     (24)       (310)        (11)       (123)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      14    $    170          12    $    142
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   3,766    $ 49,217       5,112    $ 53,778
                                                              ======    ========      ======    ========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             SMALLCAP VALUE
                                                              --------------------------------------------
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2005           MARCH 31, 2004
                                                              -------------------      -------------------
                                                              SHARES     DOLLARS       SHARES     DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   4,809     $ 61,751       5,994     $ 60,657
  Issued as reinvestment of distributions...................     768        4,833          43          468
  Redeemed..................................................  (2,198)     (26,575)     (2,799)     (30,561)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................   3,379     $ 40,009       3,238     $ 30,564
                                                              ======     ========      ======     ========
INVESTOR A SHARES:
  Sold......................................................     116     $  1,700         230     $  2,459
  Shares issued upon conversion from Investor B Shares......       3           32          --(a)        --(a)
  Issued as reinvestment of distributions...................      60          371           2           24
  Redeemed..................................................    (103)      (1,236)        (64)        (719)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................      76     $    867         168     $  1,764
                                                              ======     ========      ======     ========
INVESTOR B SHARES:
  Sold......................................................      28     $    440          85     $    862
  Issued as reinvestment of distributions...................      21          131           1            9
  Shares redeemed upon conversion to Investor A Shares......      (3)         (32)         --(a)        --(a)
  Redeemed..................................................     (33)        (399)        (16)        (181)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................      13     $    140          70     $    690
                                                              ======     ========      ======     ========
INVESTOR C SHARES:
  Sold......................................................      15     $    197          24     $    240
  Issued as reinvestment of distributions...................       3           22          --(a)         2
  Redeemed..................................................     (11)        (136)         (8)         (83)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................       7     $     83          16     $    159
                                                              ======     ========      ======     ========
  Total net increase/(decrease).............................   3,475     $ 41,099       3,492     $ 33,177
                                                              ======     ========      ======     ========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS FUNDS

                                                                                 GROWTH
                                                              ---------------------------------------------
                                                                  YEAR ENDED                YEAR ENDED
                                                                MARCH 31, 2005            MARCH 31, 2004
                                                              -------------------      --------------------
                                                              SHARES     DOLLARS       SHARES      DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  26,853    $ 458,226       12,491    $ 178,639
  Issued in exchange for Primary A Shares of Nations Capital
    Growth Fund.............................................      --           --        6,378      101,343
  Redeemed..................................................  (5,237)     (86,063)      (4,478)     (65,705)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................  21,616    $ 372,163       14,391    $ 214,277
                                                              ======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................  31,670    $ 526,570       19,553    $ 281,705
  Issued in exchange for Investor A Shares of Nations
    Capital Growth Fund.....................................      --           --        2,087       32,847
  Shares issued upon conversion from Investor B Shares......     115        1,766            6           84
  Shares issued upon conversion from Investor C Shares......       4           59           --           --
  Redeemed..................................................  (8,331)    (135,356)     (10,657)    (155,779)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................  23,458    $ 393,039       10,989    $ 158,857
                                                              ======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................   1,128    $  17,821        1,580    $  21,455
  Issued in exchange for Investor B Shares of Nations
    Capital Growth Fund.....................................      --           --        1,570       23,676
  Shares redeemed upon conversion to Investor A Shares......    (121)      (1,766)          (6)         (84)
  Redeemed..................................................  (2,220)     (34,220)      (1,919)     (26,674)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................  (1,213)   $ (18,165)       1,225    $  18,373
                                                              ======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................  11,709    $ 184,667        7,528    $ 104,466
  Issued in exchange for Investor C Shares of Nations
    Capital Growth Fund.....................................      --           --          194        2,924
  Shares redeemed upon conversion to Investor A Shares......      (4)         (59)          --           --
  Redeemed..................................................  (1,707)     (26,496)        (874)     (12,288)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................   9,998    $ 158,112        6,848    $  95,102
                                                              ======    =========      =======    =========
  Total net increase/(decrease).............................  53,859    $ 905,149       33,453    $ 486,609
                                                              ======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             STRATEGIC GROWTH
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    8,182    $  96,077       26,117    $ 268,207
  Issued as reinvestment of distributions...................      103        1,262           43          486
  Redeemed..................................................  (40,584)    (675,716)     (53,868)    (563,726)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (32,299)   $(578,377)     (27,708)   $(295,033)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,299    $  15,105        4,359    $  44,244
  Shares issued upon conversion from Investor B Shares......        9           98            8           97
  Shares issued upon conversion from Investor C Shares......       --(a)         2           --           --
  Issued as reinvestment of distributions...................      138        1,676           57          646
  Redeemed..................................................   (4,912)     (57,027)      (7,572)     (78,387)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (3,466)   $ (40,146)      (3,148)   $ (33,400)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       23    $     257          158    $   1,607
  Issued as reinvestment of distributions...................       --(a)         3           --           --
  Shares redeemed upon conversion to Investor A Shares......       (9)         (98)          (9)         (97)
  Redeemed..................................................     (801)      (9,039)        (739)      (7,656)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (787)   $  (8,877)        (590)   $  (6,146)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      252    $   2,853          426    $   4,382
  Issued as reinvestment of distributions...................        1           13           --           --
  Shares redeemed upon conversion to Investor A Shares......       --(a)        (2)          --           --
  Redeemed..................................................     (463)      (5,264)        (442)      (4,621)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (210)   $  (2,400)         (16)   $    (239)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (36,762)   $(629,800)     (31,462)   $(334,818)
                                                              =======    =========      =======    =========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS FUNDS

                                                                             FOCUSED EQUITIES
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    8,009    $ 139,608       17,863    $ 276,214
  Redeemed..................................................   (7,403)    (125,018)      (6,589)    (103,473)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      606    $  14,590       11,274    $ 172,741
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   27,615    $ 468,988       40,446    $ 634,367
  Shares issued upon conversion from Investor B Shares......       75        1,211          169        2,721
  Shares issued upon conversion from Investor C Shares......        2           34            4           69
  Redeemed..................................................  (17,995)    (300,515)     (21,574)    (334,541)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    9,697    $ 169,718       19,045    $ 302,616
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    1,089    $  17,602        3,662    $  53,854
  Shares redeemed upon conversion to Investor A Shares......      (78)      (1,211)        (176)      (2,721)
  Redeemed..................................................   (6,094)     (97,811)      (5,322)     (79,664)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (5,083)   $ (81,420)      (1,836)   $ (28,531)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    5,812    $  93,826        9,433    $ 142,065
  Shares redeemed upon conversion to Investor A Shares......       (2)         (34)          (4)         (69)
  Redeemed..................................................   (4,348)     (70,334)      (2,409)     (36,482)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,462    $  23,458        7,020    $ 105,514
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    6,682    $ 126,346       35,503    $ 552,340
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              MIDCAP GROWTH
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    6,301    $  77,732        7,761    $  82,443
  Redeemed..................................................  (11,172)    (132,693)     (15,009)    (160,517)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (4,871)   $ (54,961)      (7,248)   $ (78,074)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      401    $   4,589        1,094    $  11,057
  Shares issued upon conversion from Investor B Shares......        3           31            3           35
  Shares issued upon conversion from Investor C Shares......        1            6           --(a)         5
  Redeemed..................................................     (614)      (7,018)      (1,260)     (12,709)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (209)   $  (2,392)        (163)   $  (1,612)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       82    $     837          255    $   2,330
  Shares redeemed upon conversion to Investor A Shares......       (3)         (31)          (4)         (35)
  Redeemed..................................................     (534)      (5,391)        (536)      (4,970)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (455)   $  (4,585)        (285)   $  (2,675)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       28    $     290           38    $     359
  Shares redeemed upon conversion to Investor A Shares......       (1)          (6)          (1)          (5)
  Redeemed..................................................      (65)        (669)         (84)        (770)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (38)   $    (385)         (47)   $    (416)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (5,573)   $ (62,323)      (7,743)   $ (82,777)
                                                              =======    =========      =======    =========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS FUNDS

                                                                              21ST CENTURY
                                                              --------------------------------------------
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2005           MARCH 31, 2004
                                                              -------------------      -------------------
                                                              SHARES     DOLLARS       SHARES     DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   7,493     $ 78,013       3,470     $ 30,659
  Redeemed..................................................    (581)      (5,874)       (261)      (2,362)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................   6,912     $ 72,139       3,209     $ 28,297
                                                              ======     ========      ======     ========
INVESTOR A SHARES:
  Sold......................................................  14,416     $150,795       5,343     $ 46,037
  Shares issued upon conversion from Investor B Shares......       4           38          --(a)         4
  Shares issued upon conversion from Investor C Shares......      --(a)         4           1            7
  Redeemed..................................................  (1,801)     (18,145)     (2,085)     (18,747)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................  12,619     $132,692       3,259     $ 27,301
                                                              ======     ========      ======     ========
INVESTOR B SHARES:
  Sold......................................................   1,622     $ 16,268         975     $  8,226
  Shares redeemed upon conversion to Investor A Shares......      (4)         (38)         --(a)        (4)
  Redeemed..................................................    (827)      (7,941)       (732)      (6,065)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................     791     $  8,289         243     $  2,157
                                                              ======     ========      ======     ========
INVESTOR C SHARES:
  Sold......................................................   2,539     $ 25,801       1,111     $  9,589
  Shares redeemed upon conversion to Investor A Shares......      --(a)        (4)         (1)          (7)
  Redeemed..................................................    (337)      (3,293)       (130)      (1,126)
                                                              ------     --------      ------     --------
  Net increase/(decrease)...................................   2,202     $ 22,504         980     $  8,456
                                                              ======     ========      ======     ========
  Total net increase/(decrease).............................  22,524     $235,624       7,691     $ 66,211
                                                              ======     ========      ======     ========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              SMALL COMPANY
                                                              ----------------------------------------------
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    2,619    $  39,404       11,003    $ 134,903
  Redeemed..................................................  (12,380)    (187,202)     (18,256)    (237,496)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (9,761)   $(147,798)      (7,253)   $(102,593)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,351    $  19,846        5,040    $  65,622
  Shares issued upon conversion from Investor B Shares......        4           55            5           79
  Shares issued upon conversion from Investor C Shares......       64          916           14          214
  Redeemed..................................................   (6,782)     (97,837)      (3,814)     (49,521)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (5,363)   $ (77,020)       1,245    $  16,394
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       79    $   1,094          302    $   3,693
  Shares redeemed upon conversion to Investor A Shares......       (4)         (55)          (6)         (79)
  Redeemed..................................................     (295)      (4,077)        (258)      (3,325)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (220)   $  (3,038)          38    $     289
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       49    $     688          132    $   1,681
  Shares redeemed upon conversion to Investor A Shares......      (67)        (916)         (15)        (214)
  Redeemed..................................................     (105)      (1,508)        (117)      (1,500)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (123)   $  (1,736)          --(a) $     (33)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (15,467)   $(229,592)      (5,970)   $ (85,943)
                                                              =======    =========      =======    =========

---------------

(a)Amount represents less than 500 shares and/or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 130

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                 NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 -----------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Year ended 3/31/2005(d)........   $17.32         $0.48           $ 0.24           $ 0.72          $(0.54)       $(0.15)
Year ended 3/31/2004(d)........    13.77          0.51             3.52             4.03           (0.48)           --
Year ended 3/31/2003(d)........    16.03          0.51            (2.27)           (1.76)          (0.50)           --
Year ended 3/31/2002(d)........    16.05          0.59               --             0.59           (0.56)        (0.05)
Year ended 3/31/2001...........    22.18          0.51            (2.00)           (1.49)          (0.60)        (4.04)
INVESTOR A SHARES
Year ended 3/31/2005(d)........   $17.33         $0.43           $ 0.24           $ 0.67          $(0.50)       $(0.15)
Year ended 3/31/2004(d)........    13.77          0.47             3.53             4.00           (0.44)           --
Year ended 3/31/2003(d)........    16.02          0.47            (2.25)           (1.78)          (0.47)           --
Year ended 3/31/2002(d)........    16.04          0.59            (0.04)            0.55           (0.52)        (0.05)
Year ended 3/31/2001...........    22.17          0.51            (2.05)           (1.54)          (0.55)        (4.04)
INVESTOR B SHARES
Year ended 3/31/2005(d)........   $17.15         $0.30           $ 0.23           $ 0.53          $(0.37)       $(0.15)
Year ended 3/31/2004(d)........    13.64          0.35             3.48             3.83           (0.32)           --
Year ended 3/31/2003(d)........    15.88          0.36            (2.24)           (1.88)          (0.36)           --
Year ended 3/31/2002(d)........    15.92          0.45            (0.03)            0.42           (0.41)        (0.05)
Year ended 3/31/2001...........    22.06          0.35            (2.00)           (1.65)          (0.45)        (4.04)
INVESTOR C SHARES
Year ended 3/31/2005(d)........   $17.31         $0.30           $ 0.25           $ 0.55          $(0.37)       $(0.15)
Year ended 3/31/2004(d)........    13.77          0.35             3.52             3.87           (0.33)           --
Year ended 3/31/2003(d)........    16.04          0.36            (2.26)           (1.90)          (0.37)           --
Year ended 3/31/2002(d)........    16.08          0.45            (0.03)            0.42           (0.41)        (0.05)
Year ended 3/31/2001...........    22.23          0.35            (2.02)           (1.67)          (0.44)        (4.04)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)The effect of interest expense on the operating expense ratio was less than 0.01%.

(d)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.91% for Primary A Shares, 1.16% for Investor A Shares and 1.91% each for Investor B and Investor C Shares.

 (f)
   The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(g)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.95% for Primary A Shares, 1.20% for Investor A Shares and 1.95% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                       RATIO OF         RATIO OF                      RATIO OF
    TOTAL       NET ASSET               NET ASSETS    OPERATING      NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                   END OF     EXPENSES TO    INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF       TOTAL       PERIOD     AVERAGE NET      AVERAGE NET      TURNOVER      AVERAGE NET
DISTRIBUTIONS    PERIOD     RETURN(A)     (000)      ASSETS(B)(C)        ASSETS          RATE         ASSETS(B)
------------------------------------------------------------------------------------------------------------------

   $(0.69)       $17.35        4.18%     $924,893        0.91%            2.75%           37%           0.94%(e)
    (0.48)        17.32       29.54       962,284        0.94(f)          3.19            91            0.97(g)
    (0.50)        13.77      (11.01)      523,271        0.97             3.59            57            0.97
    (0.61)        16.03        3.74       236,202        1.00             3.78            50            1.00
    (4.64)        16.05       (7.59)       75,627        0.99             3.08            73            1.00

   $(0.65)       $17.35        3.87%     $373,390        1.16%            2.50%           37%           1.19%(e)
    (0.44)        17.33       29.32       398,485        1.19(f)          2.94            91            1.22(g)
    (0.47)        13.77      (11.18)      292,622        1.22             3.34            57            1.22
    (0.57)        16.02        3.48       321,858        1.25             3.53            50            1.25
    (4.59)        16.04       (7.88)      315,857        1.24             2.86            73            1.25

   $(0.52)       $17.16        3.08%     $143,194        1.91%            1.75%           37%           1.94%(e)
    (0.32)        17.15       28.30       154,322        1.94(f)          2.19            91            1.97(g)
    (0.36)        13.64      (11.83)      111,468        1.97             2.59            57            1.97
    (0.46)        15.88        2.68        90,408        2.00             2.78            50            2.00
    (4.49)        15.92       (8.49)       49,763        1.99             2.08            73            2.00

   $(0.52)       $17.34        3.16%     $ 66,844        1.91%            1.75%           37%           1.94%(e)
    (0.33)        17.31       28.31        71,205        1.94(f)          2.19            91            1.97(g)
    (0.37)        13.77      (11.89)       30,293        1.97             2.59            57            1.97
    (0.46)        16.04        2.66        20,370        2.00             2.78            50            2.00
    (4.48)        16.08       (8.50)        9,827        1.99             2.08            73            2.00

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                              NET ASSET                         NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                VALUE            NET           AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                              BEGINNING       INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                              OF PERIOD    INCOME/(LOSS)(A)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                              -------------------------------------------------------------------------------------------------
ASSET ALLOCATION
PRIMARY A SHARES
Year ended 3/31/2005........   $20.18           $0.36(d)           $ 0.64(e)         $ 1.00           $(0.37)        $   --
Year ended 3/31/2004........    16.42            0.29                3.81              4.10            (0.34)            --
Year ended 3/31/2003........    19.93            0.32               (3.49)            (3.17)           (0.34)            --
Year ended 3/31/2002........    20.32            0.44               (0.39)             0.05            (0.41)         (0.03)
Year ended 3/31/2001........    24.35            0.57               (2.84)            (2.27)           (0.55)         (1.21)
INVESTOR A SHARES
Year ended 3/31/2005........   $20.20           $0.31(d)           $ 0.65(e)         $ 0.96           $(0.32)        $   --
Year ended 3/31/2004........    16.44            0.25                3.80              4.05            (0.29)            --
Year ended 3/31/2003........    19.92            0.29               (3.48)            (3.19)           (0.29)            --
Year ended 3/31/2002........    20.32            0.39               (0.40)            (0.01)           (0.36)         (0.03)
Year ended 3/31/2001........    24.35            0.50               (2.82)            (2.32)           (0.50)         (1.21)
INVESTOR B SHARES
Year ended 3/31/2005........   $20.04           $0.15(d)           $ 0.64(e)         $ 0.79           $(0.16)        $   --
Year ended 3/31/2004........    16.31            0.11                3.76              3.87            (0.14)            --
Year ended 3/31/2003........    19.81            0.15               (3.47)            (3.32)           (0.18)            --
Year ended 3/31/2002........    20.22            0.23               (0.39)            (0.16)           (0.22)         (0.03)
Year ended 3/31/2001........    24.24            0.33               (2.81)            (2.48)           (0.33)         (1.21)
INVESTOR C SHARES
Year ended 3/31/2005........   $20.02           $0.15(d)           $ 0.65(e)         $ 0.80           $(0.17)        $   --
Year ended 3/31/2004........    16.31            0.11                3.75              3.86            (0.15)            --
Year ended 3/31/2003........    19.84            0.15               (3.48)            (3.33)           (0.20)            --
Year ended 3/31/2002........    20.24            0.24               (0.40)            (0.16)           (0.21)         (0.03)
Year ended 3/31/2001........    24.27            0.33               (2.82)            (2.49)           (0.33)         (1.21)

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(e)The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Primary A, Investor A, Investor B and Investor C Shares.

 (f)
   Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.94%, 4.73%, 3.92% and 3.95% for Primary A, Investor A, Investor B and Investor C Shares.

(g)The effect of interest expense on the operating expense ratio was less than 0.01%.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS FUNDS

                                                                                                    WITHOUT WAIVERS
                                                                                                    AND/OR EXPENSE
                                                                                                    REIMBURSEMENTS
                                                                                                    ---------------
                                                         RATIO OF        RATIO OF                      RATIO OF
    TOTAL       NET ASSET                 NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                     END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF        TOTAL        PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD      RETURN(B)      (000)       ASSETS(C)         ASSETS          RATE       NET ASSETS(C)
-------------------------------------------------------------------------------------------------------------------

   $(0.37)       $20.81         5.01%(f)   $ 26,425        1.00%(g)        1.75%           136%          1.07%
    (0.34)        20.18        25.07         25,750        1.04(g)         1.58            189           1.07
    (0.34)        16.42       (15.96)        35,514        1.04(g)         1.83            315           1.04
    (0.44)        19.93         0.26         40,287        1.03            2.10            226           1.03
    (1.76)        20.32        (9.83)        12,847        0.98(g)         2.45             88           1.00

   $(0.32)       $20.84         4.80%(f)   $109,409        1.25%(g)        1.50%           136%          1.32%
    (0.29)        20.20        24.73        106,642        1.29(g)         1.33            189           1.32
    (0.29)        16.44       (16.05)        88,011        1.29(g)         1.58            315           1.29
    (0.39)        19.92        (0.05)       223,579        1.28            1.85            226           1.28
    (1.71)        20.32       (10.05)       231,520        1.23(g)         2.20             88           1.25

   $(0.16)       $20.67         3.97%(f)   $ 43,962        2.00%(g)        0.75%           136%          2.07%
    (0.14)        20.04        23.79         64,122        2.04(g)         0.58            189           2.07
    (0.18)        16.31       (16.80)        72,344        2.04(g)         0.83            315           2.04
    (0.25)        19.81        (0.77)       124,983        2.03            1.10            226           2.03
    (1.54)        20.22       (10.73)       104,745        1.98(g)         1.45             88           2.00

   $(0.17)       $20.65         4.02%(f)   $  2,628        2.00%(g)        0.75%           136%          2.07%
    (0.15)        20.02        23.73          2,372        2.04(g)         0.58            189           2.07
    (0.20)        16.31       (16.80)         1,992        2.04(g)         0.83            315           2.04
    (0.24)        19.84        (0.78)         3,220        2.03            1.10            226           2.03
    (1.54)        20.24       (10.74)         2,532        1.98(g)         1.45             88           2.00

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 -----------------------------------------------------------------------------------------
VALUE
PRIMARY A SHARES
Year ended 3/31/2005(c)........   $11.85        $ 0.20           $ 1.27           $  1.47         $(0.20)       $   --
Year ended 3/31/2004(c)........     8.48          0.16             3.36              3.52          (0.15)           --
Year ended 3/31/2003(c)........    11.96          0.14            (3.31)            (3.17)         (0.13)        (0.18)
Year ended 3/31/2002(c)........    12.39          0.12             0.58              0.70          (0.10)        (1.03)
Year ended 3/31/2001...........    16.24          0.17            (0.42)            (0.25)         (0.18)        (3.42)
INVESTOR A SHARES
Year ended 3/31/2005(c)........   $11.84        $ 0.17           $ 1.26           $  1.43         $(0.17)       $   --
Year ended 3/31/2004(c)........     8.46          0.14             3.36              3.50          (0.12)           --
Year ended 3/31/2003(c)........    11.94          0.11            (3.31)            (3.20)         (0.10)        (0.18)
Year ended 3/31/2002(c)........    12.38          0.09             0.58              0.67          (0.08)        (1.03)
Year ended 3/31/2001...........    16.24          0.14            (0.43)            (0.29)         (0.15)        (3.42)
INVESTOR B SHARES
Year ended 3/31/2005(c)........   $11.53        $ 0.08           $ 1.22           $  1.30         $(0.08)       $   --
Year ended 3/31/2004(c)........     8.25          0.05             3.27              3.32          (0.04)           --
Year ended 3/31/2003(c)........    11.66          0.03            (3.22)            (3.19)         (0.04)        (0.18)
Year ended 3/31/2002(c)........    12.13          0.00(g)          0.59              0.59          (0.03)        (1.03)
Year ended 3/31/2001...........    16.00          0.04            (0.43)            (0.39)         (0.06)        (3.42)
INVESTOR C SHARES
Year ended 3/31/2005(c)........   $11.52        $ 0.08           $ 1.22           $  1.30         $(0.07)       $   --
Year ended 3/31/2004(c)........     8.24          0.05             3.27              3.32          (0.04)           --
Year ended 3/31/2003(c)........    11.65          0.04            (3.22)            (3.18)         (0.05)        (0.18)
Year ended 3/31/2002(c)........    12.13          0.00(g)          0.58              0.58          (0.03)        (1.03)
Year ended 3/31/2001...........    15.99          0.04            (0.42)            (0.38)         (0.06)        (3.42)

---------------
(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.87% for Primary A Shares, 1.12% for Investor A Shares and 1.87% each for Investor B and Investor C Shares.

(e)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (f)
   The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(g)Amount represents less than $0.01 per share.

(h)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Primary A Shares, 1.18% for Investor A Shares and 1.93% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS FUNDS

                                                                                                   WITHOUT WAIVERS
                                                                                                   AND/OR EXPENSE
                                                                                                   REIMBURSEMENTS
                                                                                                   ---------------
                                                         RATIO OF      RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET               NET ASSETS      OPERATING       INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                   END OF         EXPENSES      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF       TOTAL       PERIOD        TO AVERAGE      TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN(A)     (000)       NET ASSETS(B)     NET ASSETS       RATE       NET ASSETS(B)
------------------------------------------------------------------------------------------------------------------



   $(0.20)       $13.12       12.51%    $1,376,691         0.77%            1.66%          52%          0.90%(d)
    (0.15)        11.85       41.63      1,101,872         0.89(e)(f)       1.49           69           0.96(h)
    (0.31)         8.48      (26.95)       451,815         0.97             1.43           75           0.97
    (1.13)        11.96        5.64        513,206         0.95(e)          1.02          135           0.95
    (3.60)        12.39       (1.97)       844,432         0.94(e)          1.28          181           0.94



   $(0.17)       $13.10       12.16%    $  292,037         1.02%            1.41%          52%          1.15%(d)
    (0.12)        11.84       41.51        211,227         1.14(e)(f)       1.24           69           1.21(h)
    (0.28)         8.46      (27.17)        43,364         1.22             1.18           75           1.22
    (1.11)        11.94        5.33         58,144         1.20(e)          0.77          135           1.20
    (3.57)        12.38       (2.29)        65,975         1.19(e)          1.03          181           1.19



   $(0.08)       $12.75       11.31%    $   84,756         1.77%            0.66%          52%          1.90%(d)
    (0.04)        11.53       40.30         87,314         1.89(e)(f)       0.49           69           1.96(h)
    (0.22)         8.25      (27.72)        37,399         1.97             0.43           75           1.97
    (1.06)        11.66        4.66         80,162         1.95(e)          0.02          135           1.95
    (3.48)        12.13       (3.05)        93,064         1.94(e)          0.28          181           1.94



   $(0.07)       $12.75       11.36%    $   17,210         1.77%            0.66%          52%          1.90%(d)
    (0.04)        11.52       40.29         28,832         1.89(e)(f)       0.49           69           1.96(h)
    (0.23)         8.24      (27.72)         4,694         1.97             0.43           75           1.97
    (1.06)        11.65        4.58          7,496         1.95(e)          0.02          135           1.95
    (3.48)        12.13       (2.98)         8,479         1.94(e)          0.28          181           1.94

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)(G)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 --------------------------------------------------------------------------------------------
MIDCAP VALUE
PRIMARY A SHARES
Year ended 3/31/2005...........   $12.79          $0.16             $ 2.23(d)        $ 2.39          $(0.15)       $(1.00)
Year ended 3/31/2004...........     8.72           0.12               4.07             4.19           (0.12)           --
Year ended 3/31/2003...........    11.32           0.10              (2.61)           (2.51)          (0.07)        (0.02)
Period ended 3/31/2002(g)......    10.00           0.06               1.30             1.36           (0.04)           --
INVESTOR A SHARES
Year ended 3/31/2005...........   $12.77          $0.13             $ 2.23(d)        $ 2.36          $(0.12)       $(1.00)
Year ended 3/31/2004...........     8.71           0.09               4.06             4.15           (0.09)           --
Year ended 3/31/2003...........    11.30           0.08              (2.60)           (2.52)          (0.05)        (0.02)
Period ended 3/31/2002(g)......    10.00           0.04               1.30             1.34           (0.04)           --
INVESTOR B SHARES
Year ended 3/31/2005...........   $12.70          $0.03             $ 2.20(d)        $ 2.23          $(0.05)       $(1.00)
Year ended 3/31/2004...........     8.67           0.00(j)            4.05             4.05           (0.02)           --
Year ended 3/31/2003...........    11.29           0.01              (2.59)           (2.58)          (0.02)        (0.02)
Period ended 3/31/2002(g)......    10.00          (0.04)              1.35             1.31           (0.02)           --
INVESTOR C SHARES
Year ended 3/31/2005...........   $12.73          $0.05             $ 2.19(d)        $ 2.24          $(0.05)       $(1.00)
Year ended 3/31/2004...........     8.69           0.00(j)            4.05             4.05           (0.01)           --
Year ended 3/31/2003...........    11.31           0.01              (2.59)           (2.58)          (0.02)        (0.02)
Period ended 3/31/2002(g)......    10.00          (0.05)              1.36             1.31           (0.00)(i)        --

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.01 for Primary A, Investor A, Investor B and Investor C Shares.

(e)Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 20.07%, 19.81%, 18.82% and 18.88% for Primary A, Investor A, Investor B and Investor C Shares.

 (f)
   The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)MidCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

(h)Annualized.

 (i)
   Amount represents less than $0.01 per share.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                   AND/OR EXPENSE
                                                                                                                   REIMBURSEMENTS
                                                                                                                   ---------------
                                                                        RATIO OF        RATIO OF                      RATIO OF
    TOTAL       INCREASE DUE    NET ASSET                 NET ASSETS    OPERATING    NET INVESTMENT                   OPERATING
  DIVIDENDS      TO CAPITAL       VALUE                     END OF     EXPENSES TO  INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND        CONTRIBUTIONS    END OF        TOTAL        PERIOD     AVERAGE NET    AVERAGE NET      TURNOVER      AVERAGE NET
DISTRIBUTIONS   (SEE NOTE 3)     PERIOD      RETURN(B)      (000)       ASSETS(C)        ASSETS          RATE         ASSETS(C)
----------------------------------------------------------------------------------------------------------------------------------
   $(1.15)          $0.01        $14.04       20.16%(e)    $591,318       0.95%(f)        1.24%           61%           0.95%
    (0.12)             --         12.79       48.18         492,327       1.03            1.04            79            1.03
    (0.09)             --          8.72      (22.27)        294,087       1.16            1.11            98            1.16
    (0.04)             --         11.32       13.63          98,888       1.25(h)         0.64(h)         19            2.03(h)
   $(1.12)          $0.01        $14.02       19.90%(e)    $ 10,258       1.20%(f)        0.99%           61%           1.20%
    (0.09)             --         12.77       47.80           8,121       1.28            0.79            79            1.28
    (0.07)             --          8.71      (22.36)          3,270       1.41            0.86            98            1.41
    (0.04)             --         11.30       13.37             573       1.50(h)         0.39(h)         19            2.28(h)
   $(1.05)          $0.01        $13.89       18.91%(e)    $  4,447       1.95%(f)        0.24%           61%           1.95%
    (0.02)             --         12.70       46.56           3,650       2.03            0.04            79            2.03
    (0.04)             --          8.67      (22.93)          1,961       2.16            0.11            98            2.16
    (0.02)             --         11.29       13.14             524       2.25(h)    (0.36)(h)            19            3.03(h)
   $(1.05)          $0.01        $13.93       18.97%(e)    $    944       1.95%(f)        0.36%           61%           1.95%
    (0.01)             --         12.73       46.66             684       2.03            0.04            79            2.03
    (0.04)             --          8.69      (22.89)            362       2.16            0.11            98            2.16
    (0.00)(i)          --         11.31       13.10              93       2.25(h)    (0.36)(h)            19            3.03(h)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                       NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE           NET          AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING      INVESTMENT      GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)(A)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 --------------------------------------------------------------------------------------------
SMALLCAP VALUE
PRIMARY A SHARES
Year ended 3/31/2005...........   $12.30          $(0.01)           $ 1.48           $ 1.47          $   --        $(1.17)
Year ended 3/31/2004...........     7.73            0.02              4.67             4.69           (0.03)        (0.09)
Period ended 3/31/2003(e)......    10.00            0.03             (2.28)           (2.25)          (0.02)           --
INVESTOR A SHARES
Year ended 3/31/2005...........   $12.26          $(0.04)           $ 1.47           $ 1.43          $   --        $(1.17)
Year ended 3/31/2004...........     7.71           (0.01)             4.67             4.66           (0.02)        (0.09)
Period ended 3/31/2003(e)......    10.00            0.01             (2.28)           (2.27)          (0.02)           --
INVESTOR B SHARES
Year ended 3/31/2005...........   $12.13          $(0.12)           $ 1.44           $ 1.32          $   --        $(1.17)
Year ended 3/31/2004...........     7.68           (0.09)             4.63             4.54              --         (0.09)
Period ended 3/31/2003(e)......    10.00           (0.04)            (2.28)           (2.32)          (0.00)(g)        --
INVESTOR C SHARES
Year ended 3/31/2005...........   $12.13          $(0.12)           $ 1.43           $ 1.31          $   --        $(1.17)
Year ended 3/31/2004...........     7.67           (0.09)             4.64             4.55              --         (0.09)
Period ended 3/31/2003(e)......    10.00           (0.04)            (2.29)           (2.33)          (0.00)(g)        --

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)SmallCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on May 1, 2002.

 (f)
   Annualized.

(g)Amount represents less than $0.01 per share.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS FUNDS

                                                                                              WITHOUT WAIVERS
                                                                                              AND/OR EXPENSE
                                                                                              REIMBURSEMENTS
                                                                                              ---------------
                                                       RATIO OF    RATIO OF NET                  RATIO OF
    TOTAL       NET ASSET               NET ASSETS    OPERATING     INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                   END OF     EXPENSES TO   INCOME/(LOSS)  PORTFOLIO     EXPENSES TO
     AND         END OF       TOTAL       PERIOD     AVERAGE NET    TO AVERAGE    TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN(B)     (000)       ASSETS(C)     NET ASSETS      RATE       NET ASSETS(C)
-------------------------------------------------------------------------------------------------------------

   $(1.17)       $12.60      13.72%      $197,829        1.22%(d)     (0.05)%         61%          1.24%
    (0.12)        12.30       60.96       151,556        1.30          0.15          111           1.35
    (0.02)         7.73      (22.50)       70,168        1.30(f)       0.45(f)        89           1.57(f)

   $(1.17)       $12.52      13.42%      $  4,868        1.47%(d)     (0.30)%         61%          1.49%
    (0.11)        12.26       60.64         3,840        1.55         (0.10)         111           1.60
    (0.02)         7.71      (22.75)        1,122        1.55(f)       0.20(f)        89           1.82(f)

   $(1.17)       $12.28      12.59%      $  1,569        2.22%(d)     (1.05)%         61%          2.24%
    (0.09)        12.13       59.34         1,395        2.30         (0.85)         111           2.35
    (0.00)(h)      7.68      (23.20)          341        2.30(f)      (0.55)(f)       89           2.57(f)

   $(1.17)       $12.27      12.51%      $    370        2.22%(d)     (1.05)%         61%          2.24%
    (0.09)        12.13       59.54           278        2.30         (0.85)         111           2.35
    (0.00)(h)      7.67      (23.29)           56        2.30(f)      (0.55)(f)       89           2.57(f)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
GROWTH(A)
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $15.96        $ 0.01           $ 1.28           $ 1.29           $   --
Year ended 3/31/2004(c)...................    11.95         (0.02)            4.03             4.01               --
Year ended 3/31/2003(c)...................    14.79         (0.05)           (2.79)           (2.84)              --
Year ended 3/31/2002(c)...................    14.91         (0.06)           (0.06)           (0.12)              --
Year ended 3/31/2001......................    21.61         (0.01)           (6.53)           (6.54)           (0.16)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $15.80        $(0.03)          $ 1.27           $ 1.24           $   --
Year ended 3/31/2004(c)...................    11.86         (0.06)            4.00             3.94               --
Year ended 3/31/2003(c)...................    14.72         (0.08)           (2.78)           (2.86)              --
Year ended 3/31/2002(c)...................    14.87         (0.09)           (0.06)           (0.15)              --
Year ended 3/31/2001......................    21.62         (0.05)           (6.54)           (6.59)           (0.16)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $15.12        $(0.15)          $ 1.21           $ 1.06           $   --
Year ended 3/31/2004(c)...................    11.43         (0.16)            3.85             3.69               --
Year ended 3/31/2003(c)...................    14.29         (0.17)           (2.69)           (2.86)              --
Year ended 3/31/2002(c)...................    14.55         (0.20)           (0.06)           (0.26)              --
Year ended 3/31/2001......................    21.31         (0.18)           (6.42)           (6.60)           (0.16)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $15.14        $(0.15)          $ 1.21           $ 1.06           $   --
Year ended 3/31/2004(c)...................    11.44         (0.17)            3.87             3.70               --
Year ended 3/31/2003(c)...................    14.31         (0.17)           (2.70)           (2.87)              --
Year ended 3/31/2002(c)...................    14.57         (0.20)           (0.06)           (0.26)              --
Year ended 3/31/2001......................    21.34         (0.17)           (6.44)           (6.61)           (0.16)

---------------

(a)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Growth Master Portfolio.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Primary A Shares, 1.30% for Investor A Shares and 2.05% each for Investor B and Investor C Shares.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Primary A Shares, 1.37% for Investor A Shares and 2.12% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS FUNDS

                                                                          WITHOUT WAIVERS
                                                                           AND/OR EXPENSE
                                                                           REIMBURSEMENTS
                                                                          ----------------
                                          RATIO OF         RATIO OF           RATIO OF
                            NET ASSETS    OPERATING     NET INVESTMENT       OPERATING
  NET ASSET                   END OF     EXPENSES TO   INCOME/(LOSS) TO     EXPENSES TO
    VALUE         TOTAL       PERIOD     AVERAGE NET     AVERAGE NET          AVERAGE
END OF PERIOD   RETURN(B)     (000)        ASSETS           ASSETS           NET ASSETS
------------------------------------------------------------------------------------------

   $17.25          8.08%     $774,996       1.05%            0.04%              1.08%(d)
    15.96         33.56       371,942       1.12            (0.17)              1.14(e)
    11.95        (19.20)      106,436       1.17            (0.37)              1.17
    14.79         (0.80)       58,752       1.14            (0.39)              1.14
    14.91        (30.42)       80,526       1.10            (0.03)              1.10

   $17.04          7.85%     $988,948       1.30%           (0.21)%             1.33%(d)
    15.80         33.22       546,537       1.37            (0.42)              1.39(e)
    11.86        (19.43)      279,840       1.42            (0.62)              1.42
    14.72         (1.01)      217,963       1.39            (0.64)              1.39
    14.87        (30.63)      164,031       1.35            (0.28)              1.35

   $16.18          7.01%     $194,668       2.05%           (0.96)%             2.08%(d)
    15.12         32.28       200,270       2.12            (1.17)              2.14(e)
    11.43        (20.01)      137,432       2.17            (1.37)              2.17
    14.29         (1.79)      209,503       2.14            (1.39)              2.14
    14.55        (31.13)      239,621       2.10            (1.03)              2.10

   $16.20          7.00%     $352,016       2.05%           (0.96)%             2.08%(d)
    15.14         32.34       177,599       2.12            (1.17)              2.14(e)
    11.44        (20.06)       55,913       2.17            (1.37)              2.17
    14.31         (1.78)       31,886       2.14            (1.39)              2.14
    14.57        (31.10)       32,365       2.10            (1.03)              2.10

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                 NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 -----------------------------------------------------------------------------------------
STRATEGIC GROWTH(A)
PRIMARY A SHARES
Year ended 3/31/2005(c)........   $11.58        $ 0.13           $ 0.45(d)        $ 0.58          $(0.13)       $   --
Year ended 3/31/2004(c)........     8.78          0.05             2.81             2.86           (0.06)           --
Year ended 3/31/2003(c)........    12.35          0.07            (3.59)           (3.52)          (0.05)           --
Year ended 3/31/2002(c)........    12.47          0.02            (0.12)           (0.10)          (0.02)           --
Year ended 3/31/2001...........    17.03         (0.01)           (4.51)           (4.52)          (0.01)        (0.03)
INVESTOR A SHARES
Year ended 3/31/2005(c)........   $11.55        $ 0.10           $ 0.45(d)        $ 0.55          $(0.10)       $   --
Year ended 3/31/2004(c)........     8.76          0.03             2.79             2.82           (0.03)           --
Year ended 3/31/2003(c)........    12.31          0.04            (3.56)           (3.52)          (0.03)           --
Year ended 3/31/2002(c)........    12.44         (0.01)           (0.11)           (0.12)          (0.01)           --
Year ended 3/31/2001...........    16.98         (0.04)           (4.47)           (4.51)             --         (0.03)
INVESTOR B SHARES
Year ended 3/31/2005(c)........   $11.21        $ 0.02           $ 0.42(d)        $ 0.44          $(0.00)(l)    $   --
Year ended 3/31/2004(c)........     8.54         (0.05)            2.72             2.67              --            --
Year ended 3/31/2003(c)........    12.07         (0.03)           (3.50)           (3.53)          (0.00)(l)        --
Year ended 3/31/2002(c)........    12.29         (0.10)           (0.12)           (0.22)          (0.00)(l)        --
Year ended 3/31/2001...........    16.90         (0.14)           (4.44)           (4.58)             --         (0.03)
INVESTOR C SHARES
Year ended 3/31/2005(c)........   $11.21        $ 0.02           $ 0.42(d)        $ 0.44          $(0.01)       $   --
Year ended 3/31/2004(c)........     8.54         (0.05)            2.72             2.67              --            --
Year ended 3/31/2003(c)........    12.08         (0.03)           (3.51)           (3.54)             --            --
Year ended 3/31/2002(c)........    12.30         (0.10)           (0.12)           (0.22)          (0.00)(l)        --
Year ended 3/31/2001...........    16.92         (0.14)           (4.45)           (4.59)             --         (0.03)

---------------

(a)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Strategic Growth Master Portfolio.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was less than $0.01 for Primary A, Investor A, Investor B, and Investor C Shares.

(e)Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.97%, 4.70%, 3.92% and 3.90% for Primary A, Investor A, Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.88% for Primary A Shares, 1.13% for Investor A Shares and 1.88% each for Investor B and Investor C Shares.

(g)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.

(h)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursement would have been 0.93% for Primary A Shares, 1.18% for Investor A Shares and 1.93% each for Investor B and Investor C Shares.

 (i)
   Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

 (j)
   The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(k)The effect of interest expense on the operating expense ratio was less than 0.01%

 (l)
   Amount represents less than $0.01 per share.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                       AND/OR EXPENSE
                                                                                                       REIMBURSEMENTS
                                                                                                       ---------------
                                                            RATIO OF        RATIO OF                      RATIO OF
    TOTAL       NET ASSET                   NET ASSETS      OPERATING    NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                       END OF       EXPENSES TO  INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF         TOTAL         PERIOD       AVERAGE NET    AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD       RETURN(B)        (000)         ASSETS          ASSETS          RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------

   $(0.13)       $12.03          4.98%(e)   $1,187,622     0.87%(g)(k)        1.14%           --            0.90%(f)
    (0.06)        11.58         32.58        1,517,644     0.93(g)            0.52            --            0.96(h)
    (0.05)         8.78        (28.55)       1,393,260     0.94               0.69            15%(i)        0.94
    (0.02)        12.35         (0.83)       1,230,030     0.94(j)            0.20            71            0.94(j)
    (0.04)        12.47        (26.62)       1,182,028     0.94(j)(k)        (0.09)           56            0.94(j)
   $(0.10)       $12.00          4.71%(e)   $  213,513     1.12%(g)(k)        0.89%           --            1.15%(f)
    (0.03)        11.55         32.21          245,616     1.18(g)            0.27            --            1.21(h)
    (0.03)         8.76        (28.61)         213,691     1.19               0.44            15%(i)        1.19
    (0.01)        12.31         (0.97)          26,742     1.19(j)           (0.05)           71            1.19(j)
    (0.03)        12.44        (26.62)          11,895     1.19(j)(k)        (0.34)           56            1.19(j)
   $(0.00)(l)    $11.65          3.93%(e)   $   37,140     1.87%(g)(k)        0.14%           --            1.90%(f)
       --         11.21         31.26           44,571     1.93(g)           (0.48)           --            1.96(h)
    (0.00)(l)      8.54        (29.23)          38,972     1.94              (0.31)           15%(i)        1.94
    (0.00)(l)     12.07         (1.78)           8,358     1.94(j)           (0.80)           71            1.94(j)
    (0.03)        12.29        (27.16)           6,758     1.94(j)(k)        (1.09)           56            1.94(j)
   $(0.01)       $11.64          3.91%(e)   $   14,899     1.87%(g)(k)        0.14%           --            1.90%(f)
       --         11.21         31.26           16,702     1.93(g)           (0.48)           --            1.96(h)
       --          8.54        (29.30)          12,857     1.94              (0.31)           15%(i)        1.94
    (0.00)(l)     12.08         (1.78)           2,645     1.94(j)           (0.80)           71            1.94(j)
    (0.03)        12.30        (27.14)           2,137     1.94(j)(k)        (1.09)           56            1.94(j)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
FOCUSED EQUITIES(A)
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $16.98        $(0.02)          $ 0.96           $ 0.94            $  --
Year ended 3/31/2004(c)...................    12.81         (0.04)            4.21             4.17               --
Year ended 3/31/2003(c)...................    15.87         (0.05)           (3.01)           (3.06)              --
Year ended 3/31/2002(c)...................    15.37         (0.05)            0.55             0.50               --
Year ended 3/31/2001......................    22.59         (0.01)           (7.13)           (7.14)           (0.08)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $16.79        $(0.06)          $ 0.94           $ 0.88            $  --
Year ended 3/31/2004(c)...................    12.70         (0.08)            4.17             4.09               --
Year ended 3/31/2003(c)...................    15.77         (0.08)           (2.99)           (3.07)              --
Year ended 3/31/2002(c)...................    15.31         (0.09)            0.55             0.46               --
Year ended 3/31/2001......................    22.56         (0.06)           (7.11)           (7.17)           (0.08)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $16.08        $(0.18)          $ 0.90           $ 0.72            $  --
Year ended 3/31/2004(c)...................    12.25         (0.19)            4.02             3.83               --
Year ended 3/31/2003(c)...................    15.33         (0.18)           (2.90)           (3.08)              --
Year ended 3/31/2002(c)...................    15.00         (0.20)            0.53             0.33               --
Year ended 3/31/2001......................    22.26         (0.20)           (6.98)           (7.18)           (0.08)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $16.13        $(0.18)          $ 0.90           $ 0.72            $  --
Year ended 3/31/2004(c)...................    12.29         (0.19)            4.03             3.84               --
Year ended 3/31/2003(c)...................    15.38         (0.18)           (2.91)           (3.09)              --
Year ended 3/31/2002(c)...................    15.05         (0.20)            0.53             0.33               --
Year ended 3/31/2001......................    22.33         (0.20)           (7.00)           (7.20)           (0.08)

---------------

(a)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Focused Equities Master Portfolio.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.05% for Primary A Shares, 1.30% for Investor A Shares and 2.05% each for Investor B and Investor C Shares.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Primary A Shares, 1.34% for Investor A Shares and 2.09% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 146

NATIONS FUNDS

                                                                         WITHOUT WAIVERS
                                                                         AND/OR EXPENSE
                                                                         REIMBURSEMENTS
                                                                         ---------------
                                          RATIO OF        RATIO OF          RATIO OF
                            NET ASSETS    OPERATING    NET INVESTMENT       OPERATING
  NET ASSET                   END OF     EXPENSES TO  INCOME/(LOSS) TO     EXPENSES TO
    VALUE         TOTAL       PERIOD     AVERAGE NET    AVERAGE NET          AVERAGE
END OF PERIOD   RETURN(B)     (000)        ASSETS          ASSETS          NET ASSETS
----------------------------------------------------------------------------------------

   $17.92          5.54%    $  751,124      1.05%          (0.12)%            1.08%(d)
    16.98         32.55        701,306      1.09           (0.24)             1.12(e)
    12.81        (19.28)       384,706      1.12           (0.35)             1.12
    15.87          3.25        346,435      1.11           (0.33)             1.11
    15.37        (31.67)       354,798      1.09           (0.05)             1.09

   $17.67          5.24%    $1,256,948      1.30%          (0.37)%            1.33%(d)
    16.79         32.20      1,030,985      1.34           (0.49)             1.37(e)
    12.70        (19.47)       537,958      1.37           (0.60)             1.37
    15.77          3.00        507,590      1.36           (0.58)             1.36
    15.31        (31.80)       491,437      1.34           (0.30)             1.34

   $16.80          4.48%    $  517,489      2.05%          (1.12)%            2.08%(d)
    16.08         31.27        576,884      2.09           (1.24)             2.12(e)
    12.25        (20.09)       462,082      2.12           (1.35)             2.12
    15.33          2.20        679,688      2.11           (1.33)             2.11
    15.00        (32.32)       741,285      2.09           (1.05)             2.09

   $16.85          4.46%    $  382,989      2.05%          (1.12)%            2.08%(d)
    16.13         31.24        342,885      2.09           (1.24)             2.12(e)
    12.29        (20.09)       175,032      2.12           (1.35)             2.12
    15.38          2.19        188,842      2.11           (1.33)             2.11
    15.05        (32.31)       203,642      2.09           (1.05)             2.09

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
MIDCAP GROWTH
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $11.74        $(0.05)          $ 0.64(d)        $ 0.59           $   --
Year ended 3/31/2004(c)...................     8.66         (0.05)            3.13             3.08               --
Year ended 3/31/2003(c)...................    13.21         (0.04)           (4.51)           (4.55)              --
Year ended 3/31/2002(c)...................    14.63         (0.05)           (1.37)           (1.42)              --
Year ended 3/31/2001......................    22.41         (0.03)           (4.02)           (4.05)           (3.73)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $11.26        $(0.08)          $ 0.62(d)        $ 0.54           $   --
Year ended 3/31/2004(c)...................     8.33         (0.07)            3.00             2.93               --
Year ended 3/31/2003(c)...................    12.73         (0.07)           (4.33)           (4.40)              --
Year ended 3/31/2002(c)...................    14.14         (0.09)           (1.32)           (1.41)              --
Year ended 3/31/2001......................    21.87         (0.09)           (3.91)           (4.00)           (3.73)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $10.02        $(0.14)          $ 0.54(d)        $ 0.40           $   --
Year ended 3/31/2004(c)...................     7.46         (0.13)            2.69             2.56               --
Year ended 3/31/2003(c)...................    11.51         (0.12)           (3.93)           (4.05)              --
Year ended 3/31/2002(c)...................    12.87         (0.17)           (1.19)           (1.36)              --
Year ended 3/31/2001......................    20.38         (0.19)           (3.59)           (3.78)           (3.73)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $10.08        $(0.14)          $ 0.54(d)        $ 0.40           $   --
Year ended 3/31/2004(c)...................     7.51         (0.13)            2.70             2.57               --
Year ended 3/31/2003(c)...................    11.57         (0.12)           (3.94)           (4.06)              --
Year ended 3/31/2002(c)...................    12.95         (0.17)           (1.21)           (1.38)              --
Year ended 3/31/2001......................    20.47         (0.17)           (3.62)           (3.79)           (3.73)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions is included in the net realized and unrealized gain/(loss) on investments (per share). The effect of this reimbursement for the year ended March 31, 2005 was to increase net realized and unrealized gain/(loss) on investments by $0.02 for Primary A, Investor A, Investor B, and Investor C Shares.

(e)Without the effect of the Investment Advisor's reimbursement for the Fund exceeding certain investment restrictions total return would have been 4.81%, 4.58%, 3.78% and 3.77% for Primary A, Investor A, Investor B and Investor C Shares.

 (f)
   The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers).

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 148

NATIONS FUNDS

                                                                               WITHOUT WAIVERS
                                                                               AND/OR EXPENSE
                                                                               REIMBURSEMENTS
                                                                               ---------------
                                      RATIO OF       RATIO OF                     RATIO OF
NET ASSET               NET ASSETS    OPERATING   NET INVESTMENT                  OPERATING
  VALUE                   END OF     EXPENSES TO  INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
 END OF       TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
 PERIOD     RETURN(A)     (000)       ASSETS(B)     NET ASSETS       RATE       NET ASSETS(B)
----------------------------------------------------------------------------------------------

 $12.33        5.03%(e)  $424,465    0.97%(f)(g)      (0.42)%         148%          0.98%
  11.74       35.57       461,304    0.96(f)          (0.46)           65           0.96
   8.66      (34.44)      402,987    0.97(f)          (0.45)           58           0.97
  13.21       (9.71)      547,514    0.97(f)          (0.39)           39           0.97
  14.63      (20.67)      388,152    0.98             (0.27)           39           0.98
 $11.80        4.80%(e)  $ 21,287    1.22%(f)(g)      (0.67)%         148%          1.23%
  11.26       35.17        22,673    1.21(f)          (0.71)           65           1.21
   8.33      (34.56)       18,120    1.22(f)          (0.70)           58           1.22
  12.73       (9.97)       32,138    1.22(f)          (0.64)           39           1.22
  14.14      (20.98)       16,536    1.23             (0.52)           39           1.23
 $10.42        3.99%(e)  $ 22,986    1.97%(f)(g)      (1.42)%         148%          1.98%
  10.02       34.32        26,662    1.96(f)          (1.46)           65           1.96
   7.46      (35.19)       21,990    1.97(f)          (1.45)           58           1.97
  11.51      (10.57)       45,368    1.97(f)          (1.39)           39           1.97
  12.87      (21.51)       44,261    1.98             (1.27)           39           1.98
 $10.48        3.97%(e)  $  1,495    1.97%(f)(g)      (1.42)%         148%          1.98%
  10.08       34.22         1,816    1.96(f)          (1.46)           65           1.96
   7.51      (35.09)        1,709    1.97(f)          (1.45)           58           1.97
  11.57      (10.66)        3,024    1.97(f)          (1.39)           39           1.97
  12.95      (21.46)        3,248    1.98             (1.27)           39           1.98

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    NET ASSET
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      VALUE
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE    END OF
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS    PERIOD
                                            ------------------------------------------------------------------------
21ST CENTURY
PRIMARY A SHARES
Year ended 3/31/2005(b)...................   $ 9.80        $(0.03)          $ 0.98           $ 0.95         $10.75
Year ended 3/31/2004(b)...................     6.24         (0.03)            3.59             3.56           9.80
Year ended 3/31/2003(b)...................     7.10         (0.05)           (0.81)           (0.86)          6.24
Year ended 3/31/2002(b)...................     6.99         (0.05)            0.16             0.11           7.10
Period ended 3/31/2001(f).................    10.00         (0.03)           (2.98)           (3.01)          6.99
INVESTOR A SHARES
Year ended 3/31/2005(b)...................   $ 9.70        $(0.05)          $ 0.96           $ 0.91         $10.61
Year ended 3/31/2004(b)...................     6.19         (0.05)            3.56             3.51           9.70
Year ended 3/31/2003(b)...................     7.06         (0.07)           (0.80)           (0.87)          6.19
Year ended 3/31/2002(b)...................     6.97         (0.07)            0.16             0.09           7.06
Period ended 3/31/2001(f).................    10.00         (0.06)           (2.97)           (3.03)          6.97
INVESTOR B SHARES
Year ended 3/31/2005(b)...................   $ 9.42        $(0.12)          $ 0.92           $ 0.80         $10.22
Year ended 3/31/2004(b)...................     6.05         (0.13)            3.50             3.37           9.42
Year ended 3/31/2003(b)...................     6.96         (0.12)           (0.79)           (0.91)          6.05
Year ended 3/31/2002(b)...................     6.92         (0.12)            0.16             0.04           6.96
Period ended 3/31/2001(f).................    10.00         (0.11)           (2.97)           (3.08)          6.92
INVESTOR C SHARES
Year ended 3/31/2005(b)...................   $ 9.42        $(0.12)          $ 0.92           $ 0.80         $10.22
Year ended 3/31/2004(b)...................     6.05         (0.13)            3.50             3.37           9.42
Year ended 3/31/2003(b)...................     6.96         (0.12)           (0.79)           (0.91)          6.05
Year ended 3/31/2002(b)...................     6.92         (0.12)            0.16             0.04           6.96
Period ended 3/31/2001(f).................    10.00         (0.11)           (2.97)           (3.08)          6.92

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)Reflects overall Fund ratios for investment income.

 (f)
   21st Century Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 10, 2000.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS FUNDS

                                                                 WITHOUT WAIVERS
                                                                 AND/OR EXPENSE
                                                                 REIMBURSEMENTS
                                                                 ---------------
                          RATIO OF    RATIO OF NET                  RATIO OF
            NET ASSETS    OPERATING    INVESTMENT                   OPERATING
              END OF     EXPENSES TO  INCOME/(LOSS)  PORTFOLIO     EXPENSES TO
  TOTAL       PERIOD     AVERAGE NET   TO AVERAGE    TURNOVER        AVERAGE
RETURN(A)     (000)        ASSETS      NET ASSETS      RATE        NET ASSETS
--------------------------------------------------------------------------------

   9.69%     $114,896    1.15%(c)(d)    (0.25)%         130%          1.15%(c)
  57.05        37,027    1.24(c)(d)     (0.34)(e)       204           1.24(c)
 (12.11)        3,543    1.45(c)(d)     (0.81)          308           1.46(c)
   1.57         3,356    1.37(c)        (0.72)          419           1.37(c)
 (30.10)        5,686    1.35(a)        (0.41)(a)       426           1.35(a)

   9.38%     $187,094    1.40%(c)(d)    (0.50)%         130%          1.40%(c)
  56.70        48,630    1.49(c)(d)     (0.59)(e)       204           1.49(c)
 (12.32)       10,853    1.70(c)(d)     (1.06)          308           1.71(c)
   1.29        14,741    1.62(c)        (0.97)          419           1.62(c)
 (30.30)       19,644    1.60(a)        (0.66)(a)       426           1.60(a)

   8.49%     $ 60,495    2.15%(c)(d)    (1.25)%         130%          2.15%(c)
  55.70        48,277    2.24(c)(d)     (1.34)(e)       204           2.24(c)
 (13.07)       29,562    2.45(c)(d)     (1.81)          308           2.46(c)
   0.58        43,187    2.37(c)        (1.72)          419           2.37(c)
 (30.80)       50,404    2.35(a)        (1.41)(a)       426           2.35(a)

   8.49%     $ 38,460    2.15%(c)(d)    (1.25)%         130%          2.15%(c)
  55.70        14,700    2.24(c)(d)     (1.34)(e)       204           2.24(c)
 (13.07)        3,517    2.45(c)(d)     (1.81)          308           2.46(c)
   0.58         4,660    2.37(c)        (1.72)          419           2.37(c)
 (30.80)        6,557    2.35(a)        (1.41)(a)       426           2.35(a)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
SMALL COMPANY(A)
PRIMARY A SHARES
Year ended 3/31/2005(e)...................   $15.35        $(0.11)          $ 0.16           $ 0.05           $   --
Year ended 3/31/2004(e)...................    10.14         (0.10)            5.31             5.21               --
Year ended 3/31/2003(e)...................    15.07         (0.07)           (4.86)           (4.93)              --
Year ended 3/31/2002(e)...................    13.69         (0.07)            1.45             1.38               --
Year ended 3/31/2001......................    22.66         (0.10)           (6.67)           (6.77)           (2.20)
INVESTOR A SHARES
Year ended 3/31/2005(e)...................   $15.04        $(0.14)          $ 0.16           $ 0.02           $   --
Year ended 3/31/2004(e)...................     9.96         (0.13)            5.21             5.08               --
Year ended 3/31/2003(e)...................    14.84         (0.10)           (4.78)           (4.88)              --
Year ended 3/31/2002(e)...................    13.52         (0.10)            1.42             1.32               --
Year ended 3/31/2001......................    22.44         (0.14)           (6.58)           (6.72)           (2.20)
INVESTOR B SHARES
Year ended 3/31/2005(e)...................   $14.22        $(0.24)          $ 0.15           $(0.09)          $   --
Year ended 3/31/2004(e)...................     9.49         (0.22)            4.95             4.73               --
Year ended 3/31/2003(e)...................    14.25         (0.18)           (4.58)           (4.76)              --
Year ended 3/31/2002(e)...................    13.08         (0.20)            1.37             1.17               --
Year ended 3/31/2001......................    21.94         (0.23)           (6.43)           (6.66)           (2.20)
INVESTOR C SHARES
Year ended 3/31/2005(e)...................   $14.42        $(0.24)          $ 0.15           $(0.09)          $   --
Year ended 3/31/2004(e)...................     9.62         (0.22)            5.02             4.80               --
Year ended 3/31/2003(e)...................    14.45         (0.18)           (4.65)           (4.83)              --
Year ended 3/31/2002(e)...................    13.26         (0.20)            1.39             1.19               --
Year ended 3/31/2001......................    22.21         (0.25)           (6.50)           (6.75)           (2.20)

---------------

(a)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Small Company Master Portfolio.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Primary A Shares, 1.37% for Investor A Shares and 2.12% each for Investor B and Investor C Shares.

(e)Per share net investment income/(loss) has been calculated using the monthly average shares method.

 (f)
   The effect of interest expense on the operating expense ratio was less than 0.01%.

(g)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 1.15% for Primary A Shares, 1.40% for Investor A Shares and 2.15% each for Investor B and C Shares.

(h)Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

 (i)
   The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.22% for Primary A Shares, 1.47% for Investor A Shares and 2.22% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 152

NATIONS FUNDS

                                                                                     WITHOUT WAIVERS
                                                                                     AND/OR EXPENSE
                                                                                     REIMBURSEMENTS
                                                                                     ---------------
                                         RATIO OF        RATIO OF NET                   RATIO OF
NET ASSET               NET ASSETS       OPERATING        INVESTMENT                    OPERATING
  VALUE                   END OF        EXPENSES TO      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
 END OF       TOTAL       PERIOD        AVERAGE NET       TO AVERAGE     TURNOVER        AVERAGE
 PERIOD     RETURN(B)     (000)          ASSETS(C)        NET ASSETS       RATE       NET ASSETS(C)
----------------------------------------------------------------------------------------------------

 $15.40        0.33%     $360,975          1.07%             (0.73)%        59%           1.15%(d)
  15.35       51.38       509,419          1.13(f)(g)        (0.75)         40(h)         1.25(i)
  10.14      (32.71)      410,198          1.15(f)           (0.61)         44            1.23
  15.07       10.08       572,820          1.15(f)           (0.48)         35            1.21
  13.69      (31.86)      477,246          1.15(f)           (0.52)         48            1.20

 $15.06        0.13%     $132,400          1.32%             (0.96)%        59%           1.40%(d)
  15.04       51.00       212,854          1.38(f)(g)        (1.00)         40(h)         1.50(i)
   9.96      (32.88)      128,620          1.40(f)           (0.86)         44            1.48
  14.84        9.76       157,759          1.40(f)           (0.73)         35            1.46
  13.52      (31.96)      146,457          1.40(f)           (0.77)         48            1.45

 $14.13       (0.63)%    $ 16,131          2.07%             (1.73)%        59%           2.15%(d)
  14.22       49.84        19,367          2.13(f)(g)        (1.75)         40(h)         2.25(i)
   9.49      (33.40)       12,567          2.15(f)           (1.61)         44            2.23
  14.25        8.94        17,484          2.15(f)           (1.48)         35            2.21
  13.08      (32.45)       11,744          2.15(f)           (1.52)         48            2.20

 $14.33       (0.62)%    $  3,651          2.07%             (1.73)%        59%           2.15%(d)
  14.42       49.90         5,454          2.13(f)(g)        (1.75)         40(h)         2.25(i)
   9.62      (33.43)        3,644          2.15(f)           (1.61)         44            2.23
  14.45        8.97         3,871          2.15(f)           (1.48)         35            2.21
  13.26      (32.46)        2,813          2.15(f)           (1.52)         48            2.20

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2005, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to certain domestic stock portfolios of Funds Trust (each a "Fund" and collectively, the "Funds"):

            Convertible Securities Fund
            Asset Allocation Fund
            Value Fund
            MidCap Value Fund
            SmallCap Value Fund
            Growth Fund
            Strategic Growth Fund
            Focused Equities Fund
            MidCap Growth Fund
            21st Century Fund
            Small Company Fund

Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Growth Fund, Strategic Growth Fund, Focused Equities Fund and Small Company Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Growth Master Portfolio, Strategic Growth Master Portfolio, Focused Equities Master Portfolio and Small Company Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of assets and liabilities reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (97.0% for Growth Master Portfolio, 98.7% for Strategic Growth Master Portfolio, 99.1% for Focused Equities Master Portfolio and 97.2% for Small Company Master Portfolio at March 31, 2005). The financial statements of the Master Portfolios, including their investment portfolios, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invest in the Master Portfolios.

SmallCap Value Fund and 21st Century Fund also operate in a master-feeder structure. The Funds seek to achieve their investment objectives by investing substantially all of their assets in SmallCap Value Master Portfolio and 21st Century Master Portfolio, respectively, of the Master Trust, which have the same investment objective as their corresponding Feeder Fund. Because the value of each Funds' investment in the SmallCap Value Master Portfolio and 21st Century Master Portfolio as of and for the year ended March 31, 2005 represented substantially all of the beneficial interests in the SmallCap Value Master Portfolio and 21st Century Master Portfolio, the financial statements for the SmallCap Value Fund and 21st Century Fund reflect the consolidation of the SmallCap Value Master Portfolio and 21st Century Master Portfolio. Separate financial statements for the SmallCap Value Master Portfolio and 21st Century Master Portfolio have not been prepared and references in this report to SmallCap Value Fund and 21st Century Fund should be read to include references to the corresponding Master Portfolios.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in

NATIONS FUNDS
developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of each Feeder Funds' investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

NATIONS FUNDS

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in net realized gains/(loss) on investments. Unrealized gains are

NATIONS FUNDS
reported as an asset and unrealized losses are reported as a liability on the Statement of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. At March 31, 2005, none of the Funds had swap contracts outstanding.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar Rolls: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. Dollar rolls outstanding are included in Payable for investment securities purchased on its Statements of assets and liabilities. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll purchase commitments.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment

NATIONS FUNDS
income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid each calendar quarter by the Convertible Securities, Asset Allocation, Value and MidCap Value Funds. SmallCap Value, Growth, Strategic Growth, Focused Equities, MidCap Growth, 21st Century and Small Company Funds declare and pay distributions annually. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust and Master Trust have entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Effective

NATIONS FUNDS

December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund and Master Portfolio:

                                                         FEES ON AVERAGE   FEES ON AVERAGE   FEES ON AVERAGE   FEES ON AVERAGE
                                     FEES ON AVERAGE       NET ASSETS        NET ASSETS        NET ASSETS        NET ASSETS
                                        NET ASSETS       $500 MILLION TO    $1 BILLION TO    $1.5 BILLION TO    $3 BILLION TO
                                    FIRST $500 MILLION     $1 BILLION       $1.5 BILLION       $3 BILLION        $6 BILLION
                                        --------------------------------------------------------------------------------------
Convertible Securities............         0.65%              0.60%             0.55%             0.50%             0.50%
Asset Allocation..................         0.60%              0.60%             0.60%             0.60%             0.60%
Value.............................         0.60%              0.55%             0.50%             0.45%             0.43%
MidCap Value......................         0.65%              0.60%             0.55%             0.50%             0.50%
SmallCap Value....................         0.70%              0.65%             0.60%             0.60%             0.60%
MidCap Growth.....................         0.65%              0.65%             0.65%             0.65%             0.65%
21st Century......................         0.75%              0.70%             0.65%             0.60%             0.58%


                                    FEES ON AVERAGE
                                      NET ASSETS
                                    OVER $6 BILLION
                                    ---------------
Convertible Securities............       0.50%
Asset Allocation..................       0.60%
Value.............................       0.41%
MidCap Value......................       0.50%
SmallCap Value....................       0.60%
MidCap Growth.....................       0.65%
21st Century......................       0.56%

The Growth, Strategic Growth, Focused Equities and Small Company Feeder Funds indirectly pay for investment advisory and sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                               ANNUAL
                                                              FEE RATE
                                                                ------
Convertible Securities......................................   0.65%
Asset Allocation............................................   0.60%
Value.......................................................   0.65%
MidCap Value................................................   0.65%
SmallCap Value..............................................   0.90%
MidCap Growth...............................................   0.65%
21st Century................................................   0.75%

In addition, prior to December 1, 2004, BACAP voluntarily waived a portion of its investment advisory fee for the Asset Allocation Fund and the Value Fund at the annual rates of 0.10% and 0.05%, respectively, based on each Fund's average daily net assets.

For the year ended March 31, 2005, the effective investment advisory fee rates for the Funds were as follows:

                                                              EFFECTIVE
                                                              FEE RATE
                                                                 ------
Convertible Securities......................................    0.63%
Asset Allocation............................................    0.53%
Value.......................................................    0.61%
MidCap Value................................................    0.65%
SmallCap Value..............................................    0.83%
MidCap Growth...............................................    0.65%
21st Century................................................    0.75%

Master Trust has, on behalf of the 21st Century Fund, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the annual rate of 0.45% of the Fund's average daily net assets.

NATIONS FUNDS

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Effective December 1, 2004, BACAP Distributors is entitled to receive a fee, computed daily and paid monthly, at the following annual rates:

                                                               ANNUAL
                                                              FEE RATE
                                                                ------
Convertible Securities......................................   0.17%
Asset Allocation............................................   0.12%
Value.......................................................   0.17%
MidCap Value................................................   0.17%
SmallCap Value..............................................   0.17%
Growth......................................................   0.12%
Strategic Growth............................................   0.12%
Focused Equities............................................   0.12%
MidCap Growth...............................................   0.23%
21st Century................................................   0.22%
Small Company...............................................   0.12%

BACAP Distributors has voluntarily agreed to waive a portion of its administration fee for the Value Fund at an annual rate of 0.04% of the Value Fund's average daily net assets. BACAP Distributors, at its discretion, may revise or discontinue this arrangement any time.

Prior to December 1, 2004, BACAP received a monthly administration fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                               ANNUAL
                                                              FEE RATE
                                                                ------
Convertible Securities......................................   0.23%
Asset Allocation............................................   0.22%
Value.......................................................   0.23%
MidCap Value................................................   0.23%
SmallCap Value..............................................   0.23%
Growth......................................................   0.13%
Strategic Growth............................................   0.18%
Focused Equities............................................   0.13%
MidCap Growth...............................................   0.23%
21st Century................................................   0.23%
Small Company...............................................   0.18%

In addition, prior to December 1, 2004, BACAP Distributors voluntarily waived a portion of its administration fee for the Value Fund at the annual rate of 0.10% of the Value Fund's average daily net assets.

For the year ended March 31, 2005, the effective administration fee rates for the Funds were as follows:

                                                              EFFECTIVE
                                                              FEE RATE
                                                                 ------
Convertible Securities......................................    0.21%
Asset Allocation............................................    0.19%
Value.......................................................    0.21%
MidCap Value................................................    0.21%
SmallCap Value..............................................    0.21%
Growth......................................................    0.13%
Strategic Growth............................................    0.16%
Focused Equities............................................    0.13%
MidCap Growth...............................................    0.23%
21st Century................................................    0.23%
Small Company...............................................    0.16%

NATIONS FUNDS

The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of each Fund. For the year ended March 31, 2005, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                              SUB-TRANSFER AGENT FEE
FUND                                                                  (000)
------------------------------------------------------------------------------------
Convertible Securities......................................           $30
Asset Allocation............................................            --*
Value.......................................................            26
MidCap Value................................................            15
SmallCap Value..............................................             4
Growth......................................................            14
Strategic Growth............................................            43
Focused Equities............................................            12
MidCap Growth...............................................            12
21st Century................................................             2
Small Company...............................................            13

---------------

 *Amount represents less than $500.

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2005, the Funds were informed that the distributor received the following:

                                                               FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                 SALES CHARGE
                                                                 (000)                        (000)
                                                              ------------    --------------------------------------
FUND                                                           INVESTOR A     INVESTOR A    INVESTOR B    INVESTOR C
--------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................     $  383          $13           $267          $ 8
Asset Allocation............................................         33           --             40           --*
Value.......................................................        107            1            103            5
MidCap Value................................................         20           --              8           --*
SmallCap Value..............................................         10           --              3           --*
Growth......................................................      1,061            2            249           12
Strategic Growth............................................         70           --             72           --*
Focused Equities............................................        706            3            842           41
MidCap Growth...............................................         25           --             38           --*
21st Century................................................        849           10             90            5
Small Company...............................................         34           --             32            1

---------------

 *Amount represents less than $500.

For the year ended March 31, 2005, the following Funds paid brokerage commissions to certain affiliates of BACAP in connection with the execution of various portfolio transactions:

FUND                                                          COMMISSIONS
-------------------------------------------------------------------------
Value.......................................................    $7,915
MidCap Value................................................     4,670

NATIONS FUNDS

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year.

As of March 31, 2005, the fees paid for the Office of the Chief Compliance Officer were as follows:

FUND                                                          (000)
-------------------------------------------------------------------
Convertible Securities......................................   $8
Asset Allocation............................................    4
Value.......................................................    8
MidCap Value................................................    7
SmallCap Value..............................................    4
Growth......................................................    8
Strategic Growth............................................    8
Focused Equities............................................    8
MidCap Growth...............................................    6
21st Century................................................    4
Small Company...............................................    8

These amounts are included in "Other expenses" on the Statements of operations.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds." BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                ADVISORY FEES           ADMINISTRATION FEES
                                                              (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                                (000)                      (000)
-----------------------------------------------------------------------------------------------------------------
Convertible Securities......................................         $24                        $12
Asset Allocation............................................          21                         11
Value.......................................................          37                         19
MidCap Value................................................          13                          6
SmallCap Value..............................................           6                          3
MidCap Growth...............................................          12                          6
21st Century................................................          18                          9

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

NATIONS FUNDS

3.  TOTAL OPERATING EXPENSE LIMITATIONS

During the year ended March 31, 2005 and until July 31, 2005, BACAP and/or BACAP Distributors has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                                          ANNUAL RATE
-------------------------------------------------------------------------
MidCap Value................................................     1.25%
SmallCap Value..............................................     1.30%
Small Company...............................................     1.15%

BACAP and/or BACAP Distributors is entitled to recover from MidCap Value Fund, SmallCap Value Fund and Small Company Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2005, the amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                                                                                   AMOUNT
                                                                                                                  RECOVERED
                                                 AMOUNT OF POTENTIAL RECOVERY EXPIRING:    TOTAL POTENTIAL    DURING YEAR ENDED
FUND                                              3/31/08       3/31/07       3/31/06         RECOVERY             3/31/05
-------------------------------------------------------------------------------------------------------------------------------
SmallCap Value.................................   $ 21,754      $ 60,262      $117,740       $  199,756              $--
Small Company..................................    335,159       531,292       405,127        1,271,578               --

Each Fund has an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

During the year ended March 31, 2005, BACAP ascertained that it had caused several Funds to exceed certain investment restrictions imposed by the 1940 Act and conditions in exemptive orders granted to the Funds. During the year ended March 31, 2005, BACAP reimbursed each Fund for all losses incurred resulting from the sale of securities required to bring the Funds within their investment limits, including reimbursed advisory fees on assets invested in securities in excess of their investment limitations. The total amounts of the reimbursements are as follows:

Asset Allocation............................................  $118,420
MidCap Value................................................   897,931*
Strategic Growth............................................   181,227

---------------

 *Includes capital contribution from investment advisor of $402,826. See schedule of capital stock activity.

In addition to these reimbursements, BACAP reimbursed advisory fees paid on the value of assets held in excess of the value allowed by the exemptive orders. The amounts of the reimbursements are included in the Statements of operations in "Fees waived by investment advisor and/or administrator". The amounts of the reimbursements are as follows:

Asset Allocation............................................    $    1,335
MidCap Value................................................         1,511
Strategic Growth............................................        92,939
MidCap Growth...............................................        60,671

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The

NATIONS FUNDS
shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2005, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT    PLAN
                                                               RATE      LIMIT
                                                              ----------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................   0.25%     0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%     0.25%
Investor B and Investor C Distribution Plans................   0.75%     0.75%

5.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, allocations of realized gains due to tax rules, reclass for differences between book and tax treatment of trust preferred securities and redemptions used as distributions were identified and reclassified among the components of the Funds' net assets as follows:

                                                             UNDISTRIBUTED                  ACCUMULATED
                                                      NET INVESTMENT INCOME/(LOSS)    NET REALIZED GAIN/(LOSS)    PAID-IN CAPITAL
FUND                                                             (000)                         (000)                   (000)
---------------------------------------------------------------------------------------------------------------------------------
Convertible Securities..............................            $ 2,809                       $(6,038)               $  3,229
Asset Allocation....................................                 11                           (98)                     87
Value...............................................                 --                          (420)                    420
MidCap Value........................................                 --                          (944)                    944
SmallCap Value......................................                114                          (700)                    586
Growth..............................................              5,629                           393                  (6,022)
Strategic Growth....................................                 --                           864                    (864)
Focused Equities....................................             15,957                           856                 (16,813)
MidCap Growth.......................................              2,239                            (1)                 (2,238)
21st Century........................................              1,536                           228                  (1,764)
Small Company.......................................              5,027                         2,776                  (7,803)

Net investment income and net realized gains (losses), as disclosed on the Statement of operations, and net assets were not affected by these reclassifications.

NATIONS FUNDS

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                                       3/31/05                      3/31/04
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                              INCOME*     CAPITAL GAINS    INCOME*     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................  $44,402        $13,444       $38,897         $ --
Asset Allocation............................................    2,588             --         2,626           --
Value.......................................................   23,869             --        13,463           --
MidCap Value................................................   22,970         24,069         4,430           --
SmallCap Value..............................................    8,687          7,353         1,008          544
Strategic Growth............................................   16,285             --         8,928           --

---------------

 *For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                   UNDISTRIBUTED/
                                                              UNDISTRIBUTED         (ACCUMULATED)          NET UNREALIZED
                                                                ORDINARY              LONG-TERM            APPRECIATION/
                                                                 INCOME*       CAPITAL GAINS/(LOSSES)*    (DEPRECIATION)**
FUND                                                              (000)                 (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................     $ 2,816              $  40,609               $125,456
Asset Allocation............................................           8                (33,155)                26,071
Value.......................................................       1,295                 11,315                294,639
MidCap Value................................................      15,369                 27,630                120,716
SmallCap Value..............................................       4,855                  5,030                 39,108
Growth......................................................          --               (234,561)               387,622
Strategic Growth............................................       4,293               (164,532)                80,224
Focused Equities............................................          --               (533,455)               620,606
MidCap Growth...............................................          --               (114,045)                24,149
21st Century................................................          --                (17,379)                34,315
Small Company...............................................          --                 (4,471)               108,352

---------------

 *May include Post-October loss deferral.

**The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                               NET UNREALIZED
                                                               UNREALIZED      UNREALIZED      APPRECIATION/
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)**
FUND                                                             (000)           (000)             (000)
--------------------------------------------------------------------------------------------------------------
Convertible Securities......................................    $163,491        $(38,035)         $125,456
Asset Allocation............................................      28,980          (2,909)           26,071
Value.......................................................     314,104         (19,465)          294,639
MidCap Value................................................     127,123          (6,407)          120,716
SmallCap Value..............................................      42,013          (2,905)           39,108
Growth......................................................         N/A*            N/A*              N/A*
Strategic Growth............................................         N/A*            N/A*              N/A*
Focused Equities............................................         N/A*            N/A*              N/A*
MidCap Growth...............................................      39,056         (14,907)           24,149
21st Century................................................      38,090          (3,757)           34,333
Small Company...............................................         N/A*            N/A*              N/A*

---------------

 *See corresponding Master Trust notes to financial statements for tax basis information.

**The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

NATIONS FUNDS

The following capital loss carryforwards, determined as of March 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                           EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
                                              2008           2009           2010           2011           2012           2013
FUND                                          (000)          (000)          (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------------------------
Asset Allocation.........................    $   --         $    --       $  3,283       $ 18,585        $11,287        $    --
Growth...................................     5,919*         13,630*       122,629*        61,904             --         30,480
Strategic Growth.........................        --              --             --         72,852         91,680             --
Focused Equities.........................        --          11,303        375,725        145,695             --            732
MidCap Growth............................        --              --             --         49,030         65,015             --
21st Century.............................        --              --         15,335          1,800             --             --
Small Company............................        --              --             --             --          4,471             --

---------------

 *Utilization of these losses in future years may be limited under Federal tax laws.

During the year ended March 31, 2005, the following Funds utilized capital losses as follows:

                                                              CAPITAL LOSSES
                                                                 UTILIZED
FUND                                                              (000)
----------------------------------------------------------------------------
Convertible Securities......................................     $  9,963
Asset Allocation............................................       12,821
Value.......................................................       58,782
Strategic Growth............................................      382,787
MidCap Growth...............................................      118,037
21st Century................................................        6,748
Small Company...............................................       87,981

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2005, the following Funds elected to defer losses occurring between November 1, 2004 and March 31, 2005 under these rules, as follows:

                                                              CAPITAL LOSSES    CURRENCY LOSSES
                                                                 DEFERRED          DEFERRED
FUND                                                              (000)              (000)
-----------------------------------------------------------------------------------------------
Growth......................................................       $ --               $12
Focused Equities............................................         --                 9
21st Century................................................        244                --

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2006.

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005, were as follows:

                                                              PURCHASES     SALES
FUND                                                            (000)       (000)
-----------------------------------------------------------------------------------
Convertible Securities......................................  $563,612     $706,137
Asset Allocation............................................    61,200       78,025
Value.......................................................   943,154      797,071
MidCap Value................................................   323,751      323,628
SmallCap Value..............................................   124,062      103,459
MidCap Growth...............................................   689,796      776,569
21st Century................................................   490,585      286,260

NATIONS FUNDS

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2005 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Asset Allocation............................................  $195,487     $198,089

7.  WRITTEN OPTIONS

Written options for the Asset Allocation Fund for the year ended March 31, 2005 aggregated the following:

                                                                            PREMIUM
                                                              NUMBER OF     RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS*     (000)
------------------------------------------------------------------------------------
Outstanding at March 31, 2004...............................       --         $--
Contracts opened............................................     0.10           1
Options expired.............................................    (0.10)         (1)
                                                                -----         ---
Outstanding at March 31, 2005...............................       --         $--
                                                                =====         ===

---------------

 *1 contract = $1,000,000 notional amount.

8.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Funds do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The following securities are considered restricted as to resale at March 31, 2005 for the Asset Allocation Fund:

                                                                                      MARKET
                                                                      ACQUISITION     VALUE      PERCENTAGE
                                                       ACQUISITION       COST        03/31/05      OF NET
SECURITY                                                  DATE           (000)        (000)        ASSETS
-----------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Interest Only
  0.295% 03/15/29....................................   09/24/98         $167          $110        0.06%
Vendee Mortgage Trust, Interest Only
  0.433% 09/15/27....................................   02/26/98          230           115         0.06

9.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2005, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

INVESTOR B SHARES PURCHASED:                             WILL CONVERT TO INVESTOR A SHARES AFTER:
-------------------------------------------------------------------------------------------------
--    after November 15, 1998                                     Eight years
--    between August 1, 1997 and November 15, 1998
      $0 -- $249,999                                              Nine years
      $250,000 -- $499,999                                        Six years
      $500,000 -- $999,999                                        Five years
--    before August 1, 1997                                       Nine years

See Schedules of capital stock activity.

NATIONS FUNDS

10.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2005. During the year ended March 31, 2005, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
Convertible Securities......................................      $ 99          1.52%
Asset Allocation............................................        --**        1.50
MidCap Value................................................        24          1.50
SmallCap Value..............................................        32          1.49
MidCap Growth...............................................        15          2.00

---------------

 * The average amount outstanding was calculated based on daily balances in the period.
 **Amount represents less than $500.

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

At March 31, 2005, the following Funds had securities on loan:

                                                                                      MARKET
                                                               MARKET VALUE OF         VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
Convertible Securities......................................      $131,197           $138,497
Asset Allocation............................................         1,743              1,792
Value.......................................................        49,965             51,027
SmallCap Value..............................................        15,255             15,758
MidCap Growth...............................................        16,939             17,500
21st Century................................................        23,744             24,503

12.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the

NATIONS FUNDS

Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

For the fiscal year ended March 31, 2005, Bank of America Corporation has assumed $6.7 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to

NATIONS FUNDS
the Funds based on their respective average net assets for the year ended March 31, 2005. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

13.  PROPOSED REORGANIZATION

The Board of Trustees of the Funds approved a proposal to merge the Columbia Growth & Income Fund, managed by Columbia Management Advisors, Inc. an affiliate of BACAP, into the Nations Value Fund, subject to approval by shareholders of the Fund and the satisfaction of certain other conditions. The merger is expected to be completed in the third quarter of 2005.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Convertible Securities Fund, Nations Asset Allocation Fund, Nations Value Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Marsico Growth Fund, Nations Strategic Growth Fund, Nations Marsico Focused Equities Fund, Nations MidCap Growth Fund, Nations Marsico 21st Century Fund and Nations Small Company Fund (constituting part of Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2005, the amount of long-term capital gains designated by Funds Trust were as follows:

                                                                  TOTAL
                                                                LONG-TERM
                                                              CAPITAL GAINS
---------------------------------------------------------------------------
Convertible Securities......................................   $16,564,475
MidCap Value................................................    24,899,341
SmallCap Value..............................................     7,724,575

Of the ordinary income (including short-term capital gain) distributions made by Funds Trust during the fiscal year ended March 31, 2005, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Convertible Securities......................................    12.58%
Asset Allocation............................................    95.39
Value.......................................................   100.00
MidCap Value................................................    37.74
SmallCap Value..............................................    14.43
Strategic Growth............................................   100.00

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2005, the following percentages represent the amount of qualified dividend income within each Fund:

Convertible Securities......................................    12.70%
Asset Allocation............................................   100.00
Value.......................................................   100.00
MidCap Value................................................    37.98
SmallCap Value..............................................    14.13
Strategic Growth............................................   100.00

                      [This page intentionally left blank]

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Small Company Master Portfolio Annual Report

                                                     MARCH 31, 2005

The following pages should be read in conjunction with Nations Marsico Growth, Nations Strategic Growth, Nations Marsico Focused Equities and Nations Small Company Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              COMMON STOCKS -- 87.4%
              CONSUMER DISCRETIONARY -- 20.0%
              AUTOMOBILES -- 0.3%
    121,338   Harley-Davidson, Inc.(a)......................................   $    7,009
                                                                               ----------
              HOTELS, RESTAURANTS AND LEISURE -- 8.2%
    208,909   Four Seasons Hotels, Inc. ....................................       14,770
    369,340   MGM Mirage(b).................................................       26,157
    536,954   Royal Caribbean Cruises Ltd. .................................       23,996
    581,194   Starbucks Corp.(b)............................................       30,024
    763,505   Wynn Resorts Ltd.(b)..........................................       51,720
    887,429   Yum! Brands, Inc. ............................................       45,978
                                                                               ----------
                                                                                  192,645
                                                                               ----------
              HOUSEHOLD DURABLES -- 4.7%
    102,957   Harman International Industries, Inc. ........................        9,108
    232,810   KB Home.......................................................       27,346
    500,940   Lennar Corp., Class A.........................................       28,393
    269,197   M.D.C. Holdings, Inc. ........................................       18,749
    184,086   Sony Corp., ADR...............................................        7,367
    224,852   Toll Brothers, Inc.(b)........................................       17,730
                                                                               ----------
                                                                                  108,693
                                                                               ----------
              MEDIA -- 0.5%
    111,605   Pixar, Inc.(a)(b).............................................       10,887
                                                                               ----------
              MULTILINE RETAIL -- 1.0%
    479,669   Target Corp. .................................................       23,993
                                                                               ----------
              SPECIALTY RETAIL -- 2.8%
  1,164,064   Lowe's Companies, Inc. .......................................       66,456
                                                                               ----------
              TEXTILES, APPAREL AND LUXURY GOODS -- 2.5%
    702,532   NIKE, Inc., Class B...........................................       58,528
                                                                               ----------
                                                                                  468,211
                                                                               ----------
              CONSUMER STAPLES -- 5.5%
              BEVERAGES -- 0.5%
    229,658   PepsiCo, Inc. ................................................       12,179
                                                                               ----------
              FOOD AND STAPLES RETAILING -- 1.8%
    327,391   CVS Corp. ....................................................       17,227
    527,149   Walgreen Co. .................................................       23,416
                                                                               ----------
                                                                                   40,643
                                                                               ----------
              HOUSEHOLD PRODUCTS -- 3.2%
  1,429,780   Procter & Gamble Co. .........................................       75,778
                                                                               ----------
                                                                                  128,600
                                                                               ----------
              ENERGY -- 3.9%
              ENERGY EQUIPMENT AND SERVICES -- 1.1%
    368,876   Schlumberger Ltd. ............................................       25,998
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              OIL AND GAS -- 2.8%
  1,096,526   Exxon Mobil Corp. ............................................   $   65,353
                                                                               ----------
                                                                                   91,351
                                                                               ----------
              FINANCIALS -- 13.6%
              CAPITAL MARKETS -- 4.6%
    444,642   Goldman Sachs Group, Inc. ....................................       48,906
    686,688   UBS AG, Registered Shares(a)..................................       57,957
                                                                               ----------
                                                                                  106,863
                                                                               ----------
              COMMERCIAL BANKS -- 0.6%
    376,452   UCBH Holdings, Inc.(a)........................................       15,020
                                                                               ----------
              CONSUMER FINANCE -- 2.9%
  1,346,121   SLM Corp. ....................................................       67,091
                                                                               ----------
              DIVERSIFIED FINANCIAL SERVICES -- 2.4%
    105,944   Chicago Mercantile Exchange...................................       20,556
    815,250   Citigroup, Inc. ..............................................       36,638
                                                                               ----------
                                                                                   57,194
                                                                               ----------
              REAL ESTATE -- 0.9%
    323,385   St. Joe Co. ..................................................       21,764
                                                                               ----------
              THRIFTS AND MORTGAGE FINANCE -- 2.2%
  1,570,165   Countrywide Financial Corp. ..................................       50,967
                                                                               ----------
                                                                                  318,899
                                                                               ----------
              HEALTH CARE -- 21.2%
              BIOTECHNOLOGY -- 3.6%
  1,482,060   Genentech, Inc.(b)............................................       83,899
                                                                               ----------
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 5.4%
    515,546   Medtronic, Inc. ..............................................       26,267
    816,436   St. Jude Medical, Inc.(b).....................................       29,392
    923,123   Zimmer Holdings, Inc.(b)......................................       71,828
                                                                               ----------
                                                                                  127,487
                                                                               ----------
              HEALTH CARE PROVIDERS AND SERVICES -- 9.1%
     92,228   Aetna, Inc. ..................................................        6,913
    135,964   Pacificare Health Systems, Inc.(b)............................        7,739
    221,172   Quest Diagnostics, Inc. ......................................       23,252
  1,731,969   UnitedHealth Group, Inc. .....................................      165,195
     80,856   WellPoint, Inc.(b)............................................       10,135
                                                                               ----------
                                                                                  213,234
                                                                               ----------
              PHARMACEUTICALS -- 3.1%
    697,111   Johnson & Johnson.............................................       46,818
    941,751   Pfizer, Inc. .................................................       24,740
                                                                               ----------
                                                                                   71,558
                                                                               ----------
                                                                                  496,178
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              INDUSTRIALS -- 13.8%
              AEROSPACE AND DEFENSE -- 4.8%
    314,134   General Dynamics Corp. .......................................   $   33,628
    578,489   Lockheed Martin Corp. ........................................       35,322
    419,622   United Technologies Corp. ....................................       42,659
                                                                               ----------
                                                                                  111,609
                                                                               ----------
              AIR FREIGHT AND LOGISTICS -- 3.1%
    788,962   FedEx Corp. ..................................................       74,123
                                                                               ----------
              INDUSTRIAL CONGLOMERATES -- 3.9%
  2,534,998   General Electric Co. .........................................       91,412
                                                                               ----------
              MACHINERY -- 2.0%
    521,685   Caterpillar, Inc. ............................................       47,703
                                                                               ----------
                                                                                  324,847
                                                                               ----------
              INFORMATION TECHNOLOGY -- 8.4%
              COMMUNICATIONS EQUIPMENT -- 3.2%
  2,039,750   QUALCOMM, Inc. ...............................................       74,757
                                                                               ----------
              COMPUTERS AND PERIPHERALS -- 2.9%
  1,784,966   Dell, Inc.(b).................................................       68,579
                                                                               ----------
              SOFTWARE -- 2.3%
  1,031,833   Electronic Arts, Inc.(b)......................................       53,428
                                                                               ----------
                                                                                  196,764
                                                                               ----------
              UTILITIES -- 1.0%
              ELECTRIC UTILITIES -- 1.0%
    293,622   TXU Corp. ....................................................       23,382
                                                                               ----------
              TOTAL COMMON STOCKS
                (Cost of $1,683,738)........................................    2,048,232
                                                                               ----------
    PAR
   (000)
-----------
              CONVERTIBLE BOND -- 2.6%
              CONSUMER DISCRETIONARY -- 2.6%
              HOTELS, RESTAURANTS AND LEISURE -- 2.6%
$    20,000   Wynn Resorts, Inc.
                6.000% 07/15/15.............................................       61,325
                                                                               ----------
              TOTAL CONVERTIBLE BOND
                (Cost of $19,641)...........................................       61,325
                                                                               ----------
  SHARES
-----------
              INVESTMENT MANAGEMENT COMPANY -- 11.0%
258,753,000   Nations Cash Reserves, Capital Class Shares(c)................      258,753
                                                                               ----------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost of $258,753)..........................................      258,753
                                                                               ----------
    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS(D) -- 2.9%
$    17,878   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $18,048
                (repurchase proceeds $17,879)...............................   $   17,878
     21,453   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Agency securities with various maturities to 09/15/09,
                market value $21,735 (repurchase proceeds $21,455)..........       21,453
     27,929   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Agency securities with various maturities to 03/31/35,
                market value $28,370 (repurchase proceeds $27,931)..........       27,929
                                                                               ----------
              TOTAL REPURCHASE AGREEMENTS
                (Cost of $67,260)...........................................       67,260
              TOTAL INVESTMENTS
                (Cost of $2,029,392)(e)...........................     103.9%   2,435,570
              OTHER ASSETS AND LIABILITIES, NET...................      (3.9)%    (91,779)
                                                                               ----------
              NET ASSETS..........................................             $2,343,791
                                                                       100.0%  ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005, is $65,590 and $65,736, respectively.

(b)
  Non-income producing security.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  This amount represents cash collateral received from securities lending activity (see Note 7).

(e)
  Cost for federal income tax purposes is $2,033,153.

ABBREVIATION:

ADR  --   American Depositary Receipt

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 176

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Consumer discretionary......................          22.6%
Health care.................................          21.2
Industrials.................................          13.8
Financials..................................          13.6
Information technology......................           8.4
Consumer staples............................           5.5
Energy......................................           3.9
Utilities...................................           1.0
Investment management company...............          11.0
Repurchase agreements.......................           2.9
Other assets and liabilities, net...........          (3.9)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 98.6%
             CONSUMER DISCRETIONARY -- 10.6%
             AUTO COMPONENTS -- 0.5%
   105,000   Magna International, Inc., Class A............................   $    7,024
                                                                              ----------
             HOTELS, RESTAURANTS AND LEISURE -- 2.3%
   204,650   Carnival Corp. ...............................................       10,603
   439,925   McDonald's Corp. .............................................       13,699
   182,650   Yum! Brands, Inc. ............................................        9,463
                                                                              ----------
                                                                                  33,765
                                                                              ----------
             HOUSEHOLD DURABLES -- 0.5%
   113,825   Ryland Group, Inc. ...........................................        7,060
                                                                              ----------
             MEDIA -- 3.6%
   871,200   Liberty Media Corp., Class A(a)...............................        9,034
   118,575   McGraw-Hill Companies, Inc. ..................................       10,346
   998,950   News Corp., Class A...........................................       16,902
   489,625   Viacom, Inc., Class B.........................................       17,054
                                                                              ----------
                                                                                  53,336
                                                                              ----------
             MULTILINE RETAIL -- 1.1%
   121,000   Federated Department Stores, Inc. ............................        7,701
   140,400   Nordstrom, Inc. ..............................................        7,775
                                                                              ----------
                                                                                  15,476
                                                                              ----------
             SPECIALTY RETAIL -- 2.5%
   473,654   Home Depot, Inc. .............................................       18,113
   229,825   OfficeMax, Inc.(b)............................................        7,699
   369,600   Staples, Inc. ................................................       11,616
                                                                              ----------
                                                                                  37,428
                                                                              ----------
             TEXTILES, APPAREL AND LUXURY GOODS -- 0.1%
    42,600   Reebok International Ltd. ....................................        1,887
                                                                              ----------
                                                                                 155,976
                                                                              ----------
             CONSUMER STAPLES -- 10.4%
             BEVERAGES -- 4.5%
   567,952   Coca-Cola Co. ................................................       23,666
   199,600   Diageo PLC, ADR...............................................       11,357
   591,545   PepsiCo, Inc. ................................................       31,370
                                                                              ----------
                                                                                  66,393
                                                                              ----------
             FOOD AND STAPLES RETAILING -- 1.0%
   287,000   Wal-Mart Stores, Inc. ........................................       14,382
                                                                              ----------
             HOUSEHOLD PRODUCTS -- 1.9%
   383,250   Colgate-Palmolive Co. ........................................       19,994
   114,475   Kimberly-Clark Corp. .........................................        7,525
                                                                              ----------
                                                                                  27,519
                                                                              ----------
             PERSONAL PRODUCTS -- 2.0%
   169,450   Avon Products, Inc. ..........................................        7,276
   455,250   Gillette Co. .................................................       22,981
                                                                              ----------
                                                                                  30,257
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             TOBACCO -- 1.0%
   230,450   Altria Group, Inc. ...........................................   $   15,069
                                                                              ----------
                                                                                 153,620
                                                                              ----------
             ENERGY -- 8.5%
             ENERGY EQUIPMENT AND SERVICES -- 2.4%
   167,150   BJ Services Co. ..............................................        8,672
   129,850   Cooper Cameron Corp.(a).......................................        7,429
   258,475   Halliburton Co. ..............................................       11,179
   135,800   Nabors Industries Ltd.(a).....................................        8,031
                                                                              ----------
                                                                                  35,311
                                                                              ----------
             OIL AND GAS -- 6.1%
   125,000   ChevronTexaco Corp. ..........................................        7,289
   286,875   ConocoPhillips................................................       30,936
   880,440   Exxon Mobil Corp. ............................................       52,474
                                                                              ----------
                                                                                  90,699
                                                                              ----------
                                                                                 126,010
                                                                              ----------
             FINANCIALS -- 19.9%
             CAPITAL MARKETS -- 2.3%
   173,300   A.G. Edwards, Inc. ...........................................        7,764
   248,275   Bank of New York Co., Inc. ...................................        7,212
   328,486   Merrill Lynch & Co., Inc. ....................................       18,592
                                                                              ----------
                                                                                  33,568
                                                                              ----------
             COMMERCIAL BANKS -- 6.4%
   164,350   Cullen Frost Bankers, Inc. ...................................        7,420
   336,350   KeyCorp.......................................................       10,915
   655,253   U.S. Bancorp..................................................       18,884
   512,575   Wachovia Corp. ...............................................       26,095
   409,925   Wells Fargo & Co. ............................................       24,514
   107,175   Zions Bancorporation..........................................        7,397
                                                                              ----------
                                                                                  95,225
                                                                              ----------
             CONSUMER FINANCE -- 0.7%
   450,999   MBNA Corp. ...................................................       11,072
                                                                              ----------
             DIVERSIFIED FINANCIAL SERVICES -- 4.5%
   231,925   CIT Group, Inc. ..............................................        8,813
 1,123,750   Citigroup, Inc. ..............................................       50,501
   202,213   JPMorgan Chase & Co. .........................................        6,997
                                                                              ----------
                                                                                  66,311
                                                                              ----------
             INSURANCE -- 5.2%
   331,675   AFLAC, Inc. ..................................................       12,358
   256,900   American International Group, Inc. ...........................       14,235
   100,525   Chubb Corp. ..................................................        7,969
   398,925   Genworth Financial, Inc., Class A.............................       10,978
   109,750   Hartford Financial Services Group, Inc. ......................        7,524
   154,250   SAFECO Corp. .................................................        7,514
   522,375   UnumProvident Corp.(b)........................................        8,891
   102,375   XL Capital Ltd., Class A......................................        7,409
                                                                              ----------
                                                                                  76,878
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 178

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             THRIFTS AND MORTGAGE FINANCE -- 0.8%
   203,500   Fannie Mae....................................................   $   11,081
                                                                              ----------
                                                                                 294,135
                                                                              ----------
             HEALTH CARE -- 13.2%
             BIOTECHNOLOGY -- 1.2%
   108,300   Amgen, Inc.(a)................................................        6,304
    78,400   Biogen Idec, Inc.(a)..........................................        2,706
   153,900   Genentech, Inc.(a)............................................        8,712
                                                                              ----------
                                                                                  17,722
                                                                              ----------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 2.3%
   146,800   Bausch & Lomb, Inc. ..........................................       10,761
   104,500   C.R. Bard, Inc. ..............................................        7,114
   166,110   Medtronic, Inc. ..............................................        8,463
   221,925   Varian Medical Systems, Inc.(a)...............................        7,608
                                                                              ----------
                                                                                  33,946
                                                                              ----------
             HEALTH CARE PROVIDERS AND SERVICES -- 1.9%
   164,600   HCA, Inc. ....................................................        8,818
   193,175   UnitedHealth Group, Inc. .....................................       18,425
                                                                              ----------
                                                                                  27,243
                                                                              ----------
             PHARMACEUTICALS -- 7.8%
   403,950   Abbott Laboratories...........................................       18,832
   101,950   Allergan, Inc. ...............................................        7,082
   114,700   Eli Lilly & Co. ..............................................        5,976
   260,100   GlaxoSmithKline PLC, ADR......................................       11,944
   516,675   Johnson & Johnson.............................................       34,700
   390,525   Merck & Co., Inc. ............................................       12,641
   665,570   Pfizer, Inc. .................................................       17,484
   215,726   Teva Pharmaceutical Industries Ltd., ADR......................        6,688
                                                                              ----------
                                                                                 115,347
                                                                              ----------
                                                                                 194,258
                                                                              ----------
             INDUSTRIALS -- 11.1%
             AEROSPACE AND DEFENSE -- 1.8%
   256,850   United Technologies Corp. ....................................       26,111
                                                                              ----------
             AIR FREIGHT AND LOGISTICS -- 1.3%
   253,925   United Parcel Service, Inc., Class B..........................       18,471
                                                                              ----------
             BUILDING PRODUCTS -- 0.5%
   210,775   Masco Corp. ..................................................        7,308
                                                                              ----------
             COMMERCIAL SERVICES AND SUPPLIES -- 0.5%
   185,000   ChoicePoint, Inc.(a)..........................................        7,420
                                                                              ----------
             ELECTRICAL EQUIPMENT -- 0.5%
   109,150   Cooper Industries Ltd., Class A...............................        7,806
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES -- 3.8%
   172,450   3M Co. .......................................................   $   14,777
 1,146,173   General Electric Co. .........................................       41,331
                                                                              ----------
                                                                                  56,108
                                                                              ----------
             MACHINERY -- 2.7%
   142,425   Eaton Corp. ..................................................        9,315
   118,300   Illinois Tool Works, Inc.(b)..................................       10,592
   161,925   Ingersoll-Rand Co., Ltd., Class A.............................       12,897
   113,150   Parker Hannifin Corp. ........................................        6,893
                                                                              ----------
                                                                                  39,697
                                                                              ----------
                                                                                 162,921
                                                                              ----------
             INFORMATION TECHNOLOGY -- 15.7%
             COMMUNICATIONS EQUIPMENT -- 2.3%
   689,300   Avaya, Inc.(a)................................................        8,051
 1,442,625   Cisco Systems, Inc.(a)........................................       25,809
                                                                              ----------
                                                                                  33,860
                                                                              ----------
             COMPUTERS AND PERIPHERALS -- 2.8%
   464,200   Dell, Inc.(a).................................................       17,835
   259,250   International Business Machines Corp. ........................       23,690
                                                                              ----------
                                                                                  41,525
                                                                              ----------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.5%
   332,200   Agilent Technologies, Inc.(a).................................        7,375
                                                                              ----------
             IT SERVICES -- 1.9%
   342,575   Accenture Ltd., Class A(a)....................................        8,273
   244,900   Automatic Data Processing, Inc. ..............................       11,008
   178,950   Cognizant Technology Solutions Corp., Class A(a)..............        8,268
                                                                              ----------
                                                                                  27,549
                                                                              ----------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 3.2%
   370,050   Intel Corp. ..................................................        8,596
   154,675   KLA-Tencor Corp. .............................................        7,116
   209,800   Marvell Technology Group Ltd.(a)..............................        8,044
   271,975   Maxim Integrated Products, Inc. ..............................       11,116
 1,542,075   Taiwan Semiconductor Manufacturing Co., Ltd., ADR.............       13,077
                                                                              ----------
                                                                                  47,949
                                                                              ----------
             SOFTWARE -- 5.0%
   116,850   Adobe Systems, Inc. ..........................................        7,849
   381,600   Amdocs Ltd.(a)................................................       10,837
   258,400   Autodesk, Inc.(a).............................................        7,690
   585,580   Microsoft Corp. ..............................................       14,153
 1,134,175   Oracle Corp.(a)...............................................       14,155
   868,275   Symantec Corp.(a).............................................       18,520
                                                                              ----------
                                                                                  73,204
                                                                              ----------
                                                                                 231,462
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             MATERIALS -- 3.2%
             CHEMICALS -- 0.8%
   161,100   BASF AG, ADR(b)...............................................   $   11,366
                                                                              ----------
             CONSTRUCTION MATERIALS -- 0.8%
   218,696   Vulcan Materials Co. .........................................       12,428
                                                                              ----------
             METALS AND MINING -- 1.6%
   189,650   Arch Coal, Inc. ..............................................        8,157
   223,172   Companhia Vale do Rio Doce, ADR...............................        7,054
   164,100   Peabody Energy Corp. .........................................        7,608
                                                                              ----------
                                                                                  22,819
                                                                              ----------
                                                                                  46,613
                                                                              ----------
             TELECOMMUNICATION SERVICES -- 3.0%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.0%
   241,225   ALLTEL Corp. .................................................       13,231
   419,525   BellSouth Corp. ..............................................       11,029
   542,100   Citizens Communications Co. ..................................        7,015
   571,650   SBC Communications, Inc. .....................................       13,543
                                                                              ----------
                                                                                  44,818
                                                                              ----------
             UTILITIES -- 3.0%
             ELECTRIC UTILITIES -- 2.0%
   328,600   Exelon Corp. .................................................       15,079
   419,575   PG&E Corp.(b).................................................       14,308
                                                                              ----------
                                                                                  29,387
                                                                              ----------
             MULTI-UTILITIES AND UNREGULATED POWER -- 1.0%
   374,300   Sempra Energy.................................................       14,912
                                                                              ----------
                                                                                  44,299
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost of $1,370,888)........................................    1,454,112
                                                                              ----------
             INVESTMENT MANAGEMENT COMPANIES -- 0.8%
 5,415,000   Nations Cash Reserves,
               Capital Class Shares(c).....................................        5,415
    62,800   SPDR Trust Series 1(b)........................................        7,407
                                                                              ----------
             TOTAL INVESTMENT MANAGEMENT COMPANIES
               (Cost of $12,914)...........................................       12,822
                                                                              ----------
             REPURCHASE AGREEMENTS(D) -- 2.8%
$   10,844   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $10,947
               (repurchase proceeds $10,845)...............................       10,844

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS(C) -- (CONTINUED)
    13,012   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $13,183 (repurchase proceeds $13,013)..........   $   13,012
    16,940   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $17,207 (repurchase proceeds $16,942)..........       16,940
                                                                              ----------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $40,796)...........................................       40,796
                                                                              ----------
             TOTAL INVESTMENTS
               (Cost of $1,424,598)(e)...........................   102.2%     1,507,730
                                                                              ----------
             OTHER ASSETS AND LIABILITIES, NET...................    (2.2)%      (32,970)
                                                                              ----------
             NET ASSETS..........................................   100.0%    $1,474,760
                                                                              ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)Non-income producing security.

(b)All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $37,686 and $39,813, respectively.

(c)Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)This amount represents cash collateral received from securities lending activity (see Note 7).

(e)Cost for federal income tax purposes is $1,427,811.

                          ABBREVIATIONS:
ADR   --   American Depositary Receipt
SPDR  --   Standard & Poor's Depositary Receipts

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 180

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Financials..................................          19.9%
Information technology......................          15.7
Health care.................................          13.2
Industrials.................................          11.1
Consumer discretionary......................          10.6
Consumer staples............................          10.4
Energy......................................           8.5
Materials...................................           3.2
Telecommunication services..................           3.0
Utilities...................................           3.0
Investment management companies.............           0.8
Repurchase agreements.......................           2.8
Other assets and liabilities, net...........          (2.2)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              COMMON STOCKS -- 97.7%
              CONSUMER DISCRETIONARY -- 20.7%
              HOTELS, RESTAURANTS AND LEISURE -- 11.4%
  1,319,046   Carnival Corp. ...............................................   $   68,340
    740,564   Four Seasons Hotels, Inc. ....................................       52,358
    738,367   MGM Mirage(a).................................................       52,291
  1,308,529   Starbucks Corp.(a)............................................       67,599
  1,384,339   Wynn Resorts Ltd.(a)..........................................       93,775
                                                                               ----------
                                                                                  334,363
                                                                               ----------
              HOUSEHOLD DURABLES -- 1.9%
    953,996   Lennar Corp., Class A.........................................       54,073
                                                                               ----------
              SPECIALTY RETAIL -- 5.4%
  2,793,106   Lowe's Companies, Inc. .......................................      159,458
                                                                               ----------
              TEXTILES, APPAREL AND LUXURY GOODS -- 2.0%
    695,552   NIKE, Inc., Class B...........................................       57,946
                                                                               ----------
                                                                                  605,840
                                                                               ----------
              CONSUMER STAPLES -- 5.4%
              HOUSEHOLD PRODUCTS -- 5.4%
  2,976,864   Procter & Gamble Co. .........................................      157,774
                                                                               ----------
                                                                                  157,774
                                                                               ----------
              ENERGY -- 3.5%
              ENERGY EQUIPMENT AND SERVICES -- 0.8%
    331,461   Schlumberger Ltd. ............................................       23,361
                                                                               ----------
              OIL AND GAS -- 2.7%
  1,353,198   Exxon Mobil Corp. ............................................       80,651
                                                                               ----------
                                                                                  104,012
                                                                               ----------
              FINANCIALS -- 17.7%
              CAPITAL MARKETS -- 7.6%
  1,319,211   Goldman Sachs Group, Inc. ....................................      145,100
    908,874   UBS AG, Registered Shares(b)..................................       76,709
                                                                               ----------
                                                                                  221,809
                                                                               ----------
              CONSUMER FINANCE -- 5.0%
  2,938,485   SLM Corp. ....................................................      146,454
                                                                               ----------
              DIVERSIFIED FINANCIAL SERVICES -- 1.9%
    285,708   Chicago Mercantile Exchange...................................       55,436
                                                                               ----------
              THRIFTS AND MORTGAGE FINANCE -- 3.2%
  2,916,917   Countrywide Financial Corp. ..................................       94,683
                                                                               ----------
                                                                                  518,382
                                                                               ----------
              HEALTH CARE -- 24.5%
              BIOTECHNOLOGY -- 6.0%
  3,121,308   Genentech, Inc.(a)............................................      176,697
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 5.1%
  1,915,930   Zimmer Holdings, Inc.(a)......................................   $  149,079
                                                                               ----------
              HEALTH CARE PROVIDERS AND SERVICES -- 11.4%
  3,494,279   UnitedHealth Group, Inc. .....................................      333,284
                                                                               ----------
              PHARMACEUTICALS -- 2.0%
    860,288   Johnson & Johnson.............................................       57,777
                                                                               ----------
                                                                                  716,837
                                                                               ----------
              INDUSTRIALS -- 13.1%
              AIR FREIGHT AND LOGISTICS -- 4.5%
  1,409,441   FedEx Corp. ..................................................      132,417
                                                                               ----------
              INDUSTRIAL CONGLOMERATES -- 6.0%
  4,903,565   General Electric Co. .........................................      176,822
                                                                               ----------
              MACHINERY -- 2.6%
    831,448   Caterpillar, Inc. ............................................       76,028
                                                                               ----------
                                                                                  385,267
                                                                               ----------
              INFORMATION TECHNOLOGY -- 9.8%
              COMMUNICATIONS EQUIPMENT -- 4.6%
  3,650,422   QUALCOMM, Inc. ...............................................      133,788
                                                                               ----------
              COMPUTERS AND PERIPHERALS -- 3.5%
  2,666,333   Dell, Inc.(a).................................................      102,441
                                                                               ----------
              SOFTWARE -- 1.7%
    957,302   Electronic Arts, Inc.(a)......................................       49,569
                                                                               ----------
                                                                                  285,798
                                                                               ----------
              UTILITIES -- 3.0%
              ELECTRIC UTILITIES -- 3.0%
  1,113,287   TXU Corp. ....................................................       88,651
                                                                               ----------
                                                                                   88,651
                                                                               ----------
              TOTAL COMMON STOCKS
                (Cost of $2,225,604)........................................    2,862,561
                                                                               ----------
              INVESTMENT MANAGEMENT COMPANY -- 4.3%
127,891,000   Nations Cash Reserves,
                Capital Class Shares(c).....................................      127,891
                                                                               ----------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost of $127,891)..........................................      127,891
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 182

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS(D) -- 2.7%
              Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
$    20,836     04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $21,034
                (repurchase proceeds $20,838)...............................   $   20,836
              Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
     25,003
                Agency securities with various maturities to 09/15/09,
                market value $25,332 (repurchase proceeds $25,005)..........
                                                                                   25,003
              Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
     32,551
                Agency securities with various maturities to 03/31/35,
                market value $33,064 (repurchase proceeds $32,554)..........
                                                                                   32,551
                                                                               ----------
              TOTAL REPURCHASE AGREEMENTS
                (Cost of $78,390).................................                 78,390
                                                                               ----------
              TOTAL INVESTMENTS
                (Cost of $2,431,885)(e)...........................     104.7%   3,068,842
                                                                               ----------
              OTHER ASSETS AND LIABILITIES, NET...................      (4.7)%   (138,800)
                                                                               ----------
              NET ASSETS..........................................     100.0%  $2,930,042
                                                                               ==========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005, is $76,643 and $76,709, respectively.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  This amount represents cash collateral received from securities lending activity (see Note 7).

(e)
  Cost for federal income tax purposes is $2,438,951.

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Health care.................................          24.5%
Consumer discretionary......................          20.7
Financials..................................          17.7
Industrials.................................          13.1
Information technology......................           9.8
Consumer staples............................           5.4
Energy......................................           3.5
Utilities...................................           3.0
Investment management company...............           4.3
Repurchase agreements.......................           2.7
Other assets and liabilities, net...........          (4.7)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 97.2%
             CONSUMER DISCRETIONARY -- 17.2%
             AUTOMOBILES -- 0.7%
   110,800   Winnebago Industries, Inc.....................................   $  3,501
                                                                              --------
             HOTELS, RESTAURANTS AND LEISURE -- 5.8%
   163,975   Gaylord Entertainment Co.(a)..................................      6,624
    89,015   Isle of Capris Casinos, Inc.(a)...............................      2,363
    57,900   Kerzner International Ltd.(a).................................      3,545
    47,430   Panera Bread Co., Class A(a)..................................      2,681
    56,700   Penn National Gaming, Inc.(a).................................      1,666
   171,590   RARE Hospitality International, Inc.(a).......................      5,299
    77,575   Scientific Games Corp., Class A(a)............................      1,773
   228,138   Shuffle Master, Inc.(a).......................................      6,607
                                                                              --------
                                                                                30,558
                                                                              --------
             HOUSEHOLD DURABLES -- 0.8%
    50,250   Beazer Homes USA, Inc.(b).....................................      2,506
    61,075   Yankee Candle Co., Inc.(b)....................................      1,936
                                                                              --------
                                                                                 4,442
                                                                              --------
             INTERNET AND CATALOG RETAIL -- 1.6%
   115,805   Blue Nile, Inc.(a)(b).........................................      3,202
   156,292   Coldwater Creek, Inc.(a)......................................      2,888
    51,700   Overstock.com, Inc.(a)(b).....................................      2,223
                                                                              --------
                                                                                 8,313
                                                                              --------
             MEDIA -- 2.1%
   330,425   Lions Gate Entertainment Corp.(a).............................      3,651
    44,725   R.H. Donnelley Corp.(a).......................................      2,598
   345,100   Radio One, Inc., Class D(a)...................................      5,090
                                                                              --------
                                                                                11,339
                                                                              --------
             SPECIALTY RETAIL -- 3.6%
    98,850   Aeropostale, Inc.(a)..........................................      3,237
   227,707   Hibbett Sporting Goods, Inc.(a)...............................      6,840
    67,625   MarineMax, Inc.(a)............................................      2,109
   115,380   Pacific Sunwear of California, Inc.(a)........................      3,228
   125,880   Tuesday Morning Corp.(a)......................................      3,634
                                                                              --------
                                                                                19,048
                                                                              --------
             TEXTILES, APPAREL AND LUXURY GOODS -- 2.6%
    69,020   Deckers Outdoor Co.(a)(b).....................................      2,467
   157,225   Jos. A. Bank Clothiers, Inc.(a)(b)............................      4,607
   312,837   Wolverine World Wide, Inc.(a).................................      6,704
                                                                              --------
                                                                                13,778
                                                                              --------
                                                                                90,979
                                                                              --------
             CONSUMER STAPLES -- 1.5%
             FOOD PRODUCTS -- 1.2%
   159,848   Corn Products International, Inc..............................      4,154
    92,875   Delta and Pine Land Co........................................      2,508
                                                                              --------
                                                                                 6,662
                                                                              --------
             HOUSEHOLD PRODUCTS -- 0.3%
    35,920   Rayovac Corp.(a)..............................................      1,494
                                                                              --------
                                                                                 8,156
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             ENERGY -- 4.8%
             ENERGY EQUIPMENT AND SERVICES -- 1.9%
    56,875   Atwood Oceanics, Inc.(a)......................................   $  3,784
    34,525   CAL Dive International, Inc.(a)...............................      1,564
   129,275   Oceaneering International, Inc.(a)............................      4,848
                                                                              --------
                                                                                10,196
                                                                              --------
             OIL AND GAS -- 2.9%
    73,465   Brigham Exploration Co.(a)....................................        678
    19,055   Cheniere Energy, Inc.(a)......................................      1,229
    59,715   Denbury Resources, Inc.(a)(b).................................      2,104
    29,055   Quicksilver Resources, Inc.(a)(b).............................      1,416
   148,659   Remington Oil and Gas Corp.(a)................................      4,686
   296,045   Superior Energy Services, Inc.(a).............................      5,092
                                                                              --------
                                                                                15,205
                                                                              --------
                                                                                25,401
                                                                              --------
             FINANCIALS -- 8.2%
             CAPITAL MARKETS -- 1.9%
   159,524   Affiliated Managers Group, Inc.(a)(b).........................      9,895
                                                                              --------
             COMMERCIAL BANKS -- 4.2%
   266,238   Boston Private Financial Holdings, Inc........................      6,323
   107,367   City National Corp............................................      7,496
   132,112   Fidelity Bankshares, Inc......................................      3,036
    45,300   Main Street Banks, Inc........................................      1,200
   120,529   South Financial Group, Inc....................................      3,681
    20,875   Texas Capital Bancshares, Inc.(a).............................        438
                                                                              --------
                                                                                22,174
                                                                              --------
             CONSUMER FINANCE -- 0.7%
    50,020   Nelnet, Inc.(a)...............................................      1,592
    88,450   World Acceptance Corp.(a).....................................      2,257
                                                                              --------
                                                                                 3,849
                                                                              --------
             INSURANCE -- 1.4%
    48,875   Selective Insurance Group, Inc................................      2,260
    97,535   Triad Guaranty, Inc.(a).......................................      5,131
                                                                              --------
                                                                                 7,391
                                                                              --------
                                                                                43,309
                                                                              --------
             HEALTH CARE -- 17.8%
             BIOTECHNOLOGY -- 3.5%
   178,366   Affymetrix, Inc.(a)(b)........................................      7,641
   159,025   AtheroGenics, Inc.(a)(b)......................................      2,082
    41,462   Illumina, Inc.(a).............................................        332
    42,215   Martek Biosciences Corp.(a)...................................      2,456
   155,760   Protein Design Labs, Inc.(a)..................................      2,491
   142,920   Serologicals Corp.(a)(b)......................................      3,493
                                                                              --------
                                                                                18,495
                                                                              --------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- 5.3%
   243,190   American Medical Systems Holdings, Inc.(a)....................      4,178
   160,325   Immucor, Inc.(a)..............................................      4,840
    40,545   INAMED Corp.(a)...............................................      2,834
    29,620   Intuitive Surgical, Inc.(a)...................................      1,346
   107,905   Kyphon, Inc.(a)...............................................      2,716

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 184

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT AND SUPPLIES -- (CONTINUED)
   144,539   Palomar Medical Technologies, Inc.(a)(b)......................   $  3,898
   139,301   Respironics, Inc.(a)..........................................      8,117
                                                                              --------
                                                                                27,929
                                                                              --------
             HEALTH CARE PROVIDERS AND SERVICES -- 6.1%
    14,000   Apria Healthcare Group, Inc.(a)...............................        449
   211,079   Centene Corp.(a)..............................................      6,330
    82,200   HealthExtras, Inc.(a).........................................      1,369
   373,288   Province Healthcare Co.(a)....................................      8,993
    80,958   Triad Hospitals, Inc.(a)......................................      4,056
   559,746   VCA Antech, Inc.(a)...........................................     11,324
                                                                              --------
                                                                                32,521
                                                                              --------
             PHARMACEUTICALS -- 2.9%
    42,831   Axcan Pharma, Inc.(a)(b)......................................        721
   136,575   Connetics Corp.(a)............................................      3,454
    61,500   OSI Pharmaceuticals, Inc.(a)..................................      2,542
    40,575   Par Pharmaceutical Companies, Inc.(a).........................      1,357
   225,980   Penwest Pharmaceuticals Co.(a)(b).............................      2,793
    70,600   Pharmion Corp.(a).............................................      2,047
   137,100   Salix Pharmaceuticals Ltd.(a).................................      2,261
                                                                              --------
                                                                                15,175
                                                                              --------
                                                                                94,120
                                                                              --------
             INDUSTRIALS -- 13.6%
             AEROSPACE AND DEFENSE -- 0.9%
    27,275   Armor Holdings, Inc.(a).......................................      1,011
    18,630   Engineered Support Systems, Inc...............................        997
    90,370   Teledyne Technologies, Inc.(a)................................      2,829
                                                                              --------
                                                                                 4,837
                                                                              --------
             AIR FREIGHT AND LOGISTICS -- 1.4%
   107,716   UTI Worldwide, Inc............................................      7,481
                                                                              --------
             AIRLINES -- 0.5%
   238,030   Frontier Airlines, Inc.(a)....................................      2,495
                                                                              --------
             BUILDING PRODUCTS -- 0.6%
   150,542   Griffon Corp.(a)..............................................      3,223
                                                                              --------
             COMMERCIAL SERVICES AND SUPPLIES -- 4.2%
   178,706   Education Management Corp.(a).................................      4,995
   111,075   Heidrick & Struggles International, Inc.(a)...................      4,084
    58,775   Mine Safety Appliances Co.....................................      2,277
    94,900   Navigant Consulting, Inc.(a)..................................      2,584
   180,600   Resources Connection, Inc.(a)(b)..............................      3,780
   117,050   Senomyx, Inc.(a)(b)...........................................      1,394
    81,365   Waste Connections, Inc.(a)....................................      2,827
                                                                              --------
                                                                                21,941
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             CONSTRUCTION AND ENGINEERING -- 1.2%
   146,003   Chicago Bridge & Iron Co., NV, N.Y. Registered Shares.........   $  6,429
                                                                              --------
             MACHINERY -- 3.5%
   131,942   Actuant Corp., Class A(a).....................................      5,927
    90,695   Bucyrus International, Inc., Class A..........................      3,543
    73,911   Cuno, Inc.(a).................................................      3,798
    21,400   IDEX Corp.....................................................        863
    26,770   Joy Global, Inc...............................................        939
    14,900   Middleby Corp.(a)(b)..........................................        736
    24,500   Toro Co.......................................................      2,168
    37,800   Wabtec Corp...................................................        775
                                                                              --------
                                                                                18,749
                                                                              --------
             MARINE -- 0.3%
    41,000   Kirby Corp.(a)................................................      1,723
                                                                              --------
             ROAD AND RAIL -- 0.9%
    82,840   Landstar System, Inc.(a)......................................      2,713
   120,500   U.S. Xpress Enterprises, Inc., Class A(a).....................      1,970
                                                                              --------
                                                                                 4,683
                                                                              --------
             TRADING COMPANIES AND DISTRIBUTORS -- 0.1%
    63,518   Aceto Corp....................................................        471
                                                                              --------
                                                                                72,032
                                                                              --------
             INFORMATION TECHNOLOGY -- 27.3%
             COMMUNICATIONS EQUIPMENT -- 3.2%
   207,940   Anaren, Inc.(a)...............................................      2,522
   282,565   AudioCodes Ltd.(a)(b).........................................      3,182
   119,916   Avocent Corp.(a)..............................................      3,077
   253,981   C-COR.net Corp.(a)............................................      1,544
    40,340   F5 Networks, Inc.(a)..........................................      2,037
    52,715   NICE Systems Ltd., ADR(a).....................................      1,698
   180,112   Packeteer, Inc.(a)............................................      2,772
                                                                              --------
                                                                                16,832
                                                                              --------
             COMPUTERS AND PERIPHERALS -- 1.5%
    65,826   Applied Films Corp.(a)........................................      1,522
   156,300   M-Systems Flash Disk Pioneers Ltd.(a)(b)......................      3,445
   297,500   Neoware Systems, Inc.(a)(b)...................................      3,103
                                                                              --------
                                                                                 8,070
                                                                              --------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 4.5%
   272,227   Aeroflex, Inc.(a).............................................      2,540
   173,947   Daktronics, Inc.(a)...........................................      3,766
    81,325   Dionex Corp.(a)...............................................      4,432
   149,256   FLIR Systems, Inc.(a).........................................      4,522
   119,225   Global Imaging Systems, Inc.(a)...............................      4,228
   304,764   Plexus Corp.(a)(b)............................................      3,508
    28,525   Trimble Navigation Ltd.(a)....................................        964
                                                                              --------
                                                                                23,960
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             INTERNET SOFTWARE AND SERVICES -- 2.9%
    42,550   Digital River, Inc.(a)........................................   $  1,326
   450,650   Digitas, Inc.(a)..............................................      4,552
   112,500   EarthLink, Inc.(a)(b).........................................      1,012
    89,720   InfoSpace, Inc.(a)............................................      3,663
   310,498   Secure Computing Corp.(a).....................................      2,661
   207,330   ValueClick, Inc.(a)(b)........................................      2,200
                                                                              --------
                                                                                15,414
                                                                              --------
             IT SERVICES -- 2.6%
   127,183   Anteon International Corp.(a).................................      4,951
    24,918   Cognizant Technology Solutions Corp., Class A(a)..............      1,151
   130,215   Euronet Worldwide, Inc.(a)....................................      3,718
    65,642   MTC Technologies, Inc.(a).....................................      2,134
   234,950   Sykes Enterprises, Inc.(a)....................................      1,614
                                                                              --------
                                                                                13,568
                                                                              --------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 6.2%
   167,005   Cymer, Inc.(a)................................................      4,471
   526,333   Microsemi Corp.(a)............................................      8,574
   274,175   Semtech Corp.(a)..............................................      4,899
   115,100   Silicon Laboratories, Inc.(a).................................      3,420
   106,540   Tessera Technologies, Inc.(a).................................      4,606
    86,330   Varian Semiconductor Equipment Associates, Inc.(a)............      3,281
   342,944   Virage Logic Corp.(a).........................................      3,759
                                                                              --------
                                                                                33,010
                                                                              --------
             SOFTWARE -- 6.4%
   117,800   American Reprographics Co.(a).................................      1,691
   117,917   ANSYS, Inc.(a)................................................      4,034
   311,825   Aspect Communications Corp.(a)................................      3,246
   340,800   Borland Software Corp.(a).....................................      2,767
   184,650   Epicor Software Corp.(a)......................................      2,419
   148,046   Hyperion Solutions Corp.(a)...................................      6,530
   126,745   Open Solutions, Inc.(a).......................................      2,513
    23,215   OPNET Technologies, Inc.(a)...................................        194
   256,310   Progress Software Corp.(a)....................................      6,721
   227,751   RSA Security, Inc.(a).........................................      3,610
                                                                              --------
                                                                                33,725
                                                                              --------
                                                                               144,579
                                                                              --------
             MATERIALS -- 3.7%
             CHEMICALS -- 1.5%
    74,475   Airgas, Inc...................................................      1,779
   132,350   Mosaic Co.(a).................................................      2,258
   176,394   Symyx Technologies, Inc.(a)...................................      3,890
                                                                              --------
                                                                                 7,927
                                                                              --------
             CONTAINERS AND PACKAGING -- 0.3%
    90,200   Crown Holdings, Inc.(a).......................................      1,404
                                                                              --------
             METALS AND MINING -- 1.9%
   133,900   Allegheny Technologies, Inc...................................      3,228
   196,293   AMCOL International Corp......................................      3,682
    91,775   Steel Dynamics, Inc.(b).......................................      3,162
                                                                              --------
                                                                                10,072
                                                                              --------
                                                                                19,403
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 1.7%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.0%
    10,680   Tekelec(a)(b).................................................   $    170
                                                                              --------
             WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
   306,800   SBA Communications Corp., Class A(a)..........................      2,810
   166,011   SpectraLink Corp..............................................      2,344
    99,550   Western Wireless Corp., Class A(a)............................      3,779
                                                                              --------
                                                                                 8,933
                                                                              --------
                                                                                 9,103
                                                                              --------
             UTILITIES -- 1.4%
             GAS UTILITIES -- 1.4%
   108,810   Energen Corp..................................................      7,247
                                                                              --------
                                                                                 7,247
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost of $398,976)..........................................    514,329
                                                                              --------
             INVESTMENT MANAGEMENT COMPANIES -- 2.7%
    22,150   iShares Dow Jones U.S. Real Estate Index Fund(b)..............      2,487
    73,695   iShares Nasdaq Biotechnology Index Fund(b)....................      4,684
    22,450   iShares Russell 2000 Index Fund(b)............................      2,742
 4,481,000   Nations Cash Reserves, Capital Class Shares(c)................      4,481
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANIES
               (Cost of $15,359)...........................................     14,394
                                                                              --------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(d) -- 8.9%
$   12,527   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Agency securities with various maturities to 05/15/29, market value $12,646
               (repurchase proceeds $12,528)...............................     12,527
    15,032   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Agency securities with various maturities to 09/15/09,
               market value $15,230 (repurchase proceeds $15,033)..........     15,032

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 186

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


   PAR                                                                          VALUE
  (000)                                                                         (000)
---------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS(d) -- (CONTINUED)
$   19,571   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Agency securities with various maturities to 03/31/35,
               market value $19,880 (repurchase proceeds $19,573)..........     19,571
                                                                              --------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $47,130)...........................................     47,130
                                                                              --------
             TOTAL INVESTMENTS
               (Cost of $461,465)(e).............................     108.8%   575,853
                                                                              --------
             OTHER ASSETS AND
               LIABILITIES, NET..................................      (8.8)%  (46,503)
                                                                              --------
             NET ASSETS..........................................     100.0%  $529,350
                                                                              ========

---------------
NOTES TO INVESTMENT PORTFOLIO:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $48,099 and $45,943, respectively.

(c)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(d)
  This amount represents cash collateral received from securities lending activity (see Note 7).

(e)
  Cost for federal income tax purposes is $463,659.

ABBREVIATION:

ADR  --   American Depositary Receipt

At March 31, 2005, the Fund held investments in the following sectors:

                                                  % OF
SECTOR                                         NET ASSETS
----------------------------------------------------------
Information technology......................          27.3%
Health care.................................          17.8
Consumer discretionary......................          17.2
Industrials.................................          13.6
Financials..................................           8.2
Energy......................................           4.8
Materials...................................           3.7
Telecommunication services..................           1.7
Consumer staples............................           1.5
Utilities...................................           1.4
Investment management companies.............           2.7
Repurchase agreements.......................           8.9
Other assets and liabilities, net...........          (8.8)
                                               -----------
                                                     100.0%
                                               ===========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005

                                                                           STRATEGIC            FOCUSED         SMALL COMPANY
                                                      GROWTH MASTER      GROWTH MASTER      EQUITIES MASTER         MASTER
                                                        PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                      ------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost.................  $    1,770,639     $    1,419,183     $    2,303,994      $      456,984
Affiliated investments, at cost.....................         258,753              5,415            127,891               4,481
                                                      --------------     --------------     --------------      --------------
Non-affiliated investments, at value................       2,176,817          1,502,315          2,940,951             571,372
Affiliated investments, at value....................         258,753              5,415            127,891               4,481
Cash................................................             104                 --                139                  --
Receivable for investment securities sold...........           6,506              8,256              8,152               6,839
Dividends receivable................................           1,471              2,327              2,238                  91
Interest receivable.................................             279                 11                 32                  15
Other assets........................................              --                 --                 --                   1
                                                      --------------     --------------     --------------      --------------
    Total assets....................................       2,443,930          1,518,324          3,079,403             582,799
                                                      --------------     --------------     --------------      --------------
LIABILITIES:
Collateral on securities loaned.....................         (67,260)           (40,796)           (78,390)            (47,130)
Due to custodian bank...............................              --                (21)                --                 (52)
Investment advisory fee payable.....................          (1,297)              (702)            (1,616)               (324)
Administration fee payable..........................            (195)               (60)              (248)                (23)
Custody fee payable.................................             (18)               (16)               (28)                 (8)
Payable for investment securities purchased.........         (31,302)            (1,882)           (69,011)             (5,864)
Accrued Trustees' fees and expenses.................             (44)               (45)               (44)                (24)
Accrued expenses and other liabilities..............             (23)               (42)               (24)                (24)
                                                      --------------     --------------     --------------      --------------
    Total liabilities...............................        (100,139)           (43,564)          (149,361)            (53,449)
                                                      --------------     --------------     --------------      --------------
NET ASSETS..........................................  $    2,343,791     $    1,474,760     $    2,930,042      $      529,350
                                                      ==============     ==============     ==============      ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 188

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005

                                                                           STRATEGIC            FOCUSED         SMALL COMPANY
                                                      GROWTH MASTER      GROWTH MASTER      EQUITIES MASTER         MASTER
                                                        PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                      ------------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $74,
  $69, $179 and $6, respectively)...................  $       14,636     $       33,673     $       24,137      $        1,793
Dividend income from affiliated funds...............           1,965                168              1,056                 181
Interest............................................           1,223                  5                 --                  --
Securities lending..................................              44                 75                 45                 221
                                                      --------------     --------------     --------------      --------------
    Total investment income.........................          17,868             33,921             25,238               2,195
                                                      --------------     --------------     --------------      --------------
EXPENSES:
Investment advisory fee.............................          11,839             10,365             19,323               5,277
Administration fee..................................           1,649                841              2,701                 316
Custodian fees......................................             130                106                218                  43
Legal and audit fees................................              41                 42                 42                  23
Trustees' fees and expenses.........................              21                 22                 22                  22
Interest expense....................................              --                 23                 --*                  6
Other...............................................              35                 53                 72                  25
                                                      --------------     --------------     --------------      --------------
    Total expenses..................................          13,715             11,452             22,378               5,712
Fees waived or reimbursed by investment advisor
  and/or administrator (see Note 3).................              --                (93)                --                  --
Fees reduced by credits allowed by the custodian
  (see Note 3)......................................              (4)                (5)                (2)                 (3)
                                                      --------------     --------------     --------------      --------------
    Net expenses....................................          13,711             11,354             22,376               5,709
                                                      --------------     --------------     --------------      --------------
NET INVESTMENT INCOME (LOSS)........................           4,157             22,567              2,862              (3,514)
                                                      --------------     --------------     --------------      --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.............................         (32,908)           399,572               (667)             88,054
  Foreign currency and other net assets.............            (377)                --               (629)                 --
  Net increase from payments by affiliates and net
    realized gain/(loss) on the disposal of
    investments in violation of restrictions (see
    Note 3).........................................              --                181                 --                  --
                                                      --------------     --------------     --------------      --------------
Net realized gain/(loss) on investments.............         (33,285)           399,753             (1,296)             88,054
Change in unrealized appreciation/(depreciation) of
  securities........................................         153,557           (339,265)           147,000             (87,351)
                                                      --------------     --------------     --------------      --------------
Net realized and unrealized gain/(loss) on
  investments.......................................         120,272             60,488            145,704                 703
                                                      --------------     --------------     --------------      --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $      124,429     $       83,055     $      148,566      $       (2,811)
                                                      ==============     ==============     ==============      ==============

---------------

 * Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                             GROWTH
                                                                        MASTER PORTFOLIO
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                MARCH 31, 2005     MARCH 31, 2004
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income (loss)................................    $        4,157     $          641
Net realized gain/(loss) on investments.....................           (33,285)            51,459
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           153,557            192,452
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           124,429            244,552
Contributions...............................................         1,172,736            797,051
Withdrawals.................................................          (305,651)          (279,054)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................           991,514            762,549
NET ASSETS:
Beginning of period.........................................         1,352,277            589,728
                                                                --------------     --------------
End of period...............................................    $    2,343,791     $    1,352,277
                                                                ==============     ==============

---------------

(a)Small Company Master Portfolio commenced operations on November 1, 2003.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 190

NATIONS MASTER INVESTMENT TRUST

         STRATEGIC GROWTH                    FOCUSED EQUITIES                      SMALL COMPANY
         MASTER PORTFOLIO                    MASTER PORTFOLIO                    MASTER PORTFOLIO
-----------------------------------   -------------------------------   -----------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        PERIOD ENDED
    MARCH 31, 2005   MARCH 31, 2004   MARCH 31, 2005   MARCH 31, 2004   MARCH 31, 2005   MARCH 31, 2004 (a)
-----------------------------------------------------------------------------------------------------------
    $       22,567   $       13,753   $        2,862   $         (295)  $       (3,514)  $          (2,084)
           399,753           38,802           (1,296)         125,132           88,054              33,844
          (339,265)         469,018          147,000          440,064          (87,351)             30,069
    --------------   --------------   --------------   --------------   --------------   -----------------
            83,055          521,573          148,566          564,901           (2,811)             61,829
           312,192          325,674          719,801        1,146,568           62,652           1,016,295
          (779,853)        (692,882)        (640,299)        (593,210)        (300,890)           (307,725)
    --------------   --------------   --------------   --------------   --------------   -----------------
          (384,606)         154,365          228,068        1,118,259         (241,049)            770,399
         1,859,366        1,705,001        2,701,974        1,583,715          770,399                  --
    --------------   --------------   --------------   --------------   --------------   -----------------
    $    1,474,760   $    1,859,366   $    2,930,042   $    2,701,974   $      529,350   $         770,399
    ==============   ==============   ==============   ==============   ==============   =================

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  FINANCIAL HIGHLIGHTS


                                                                                                          WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                          ----------------
                                                             RATIO OF          RATIO OF                       RATIO OF
                                                            OPERATING       NET INVESTMENT                   OPERATING
                                                           EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
                                            TOTAL            AVERAGE         AVERAGE NET      TURNOVER        AVERAGE
                                            RETURN          NET ASSETS          ASSETS          RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
GROWTH MASTER PORTFOLIO:
Year ended 3/31/2005......................    8.30%      0.83%(a)(b)             0.25%            62%     0.83%(a)(b)
Year ended 3/31/2004......................   33.81       0.87(a)(b)              0.07             94      0.87(a)(b)
Year ended 3/31/2003......................  (18.90)      0.87(a)(b)             (0.05)           107      0.87(a)(b)
Year ended 3/31/2002......................   (0.53)      0.87(a)(b)             (0.13)           114      0.87(a)(b)
Year ended 3/31/2001......................      --(c)    0.86(a)                 0.20            113      0.86(a)
STRATEGIC GROWTH MASTER PORTFOLIO:
Year ended 3/31/2005......................    5.18%      0.67%(d)                1.34%           122%     0.68%(a)(b)
Year ended 3/31/2004......................   32.80       0.71(a)(b)(d)           0.74             47      0.71(a)(b)
Period ended 3/31/2003(e).................  (22.08)      0.71(a)(b)(f)(g)        0.96(f)(g)       77      0.71(a)(b)(f)(g)
FOCUSED EQUITIES MASTER PORTFOLIO:
Year ended 3/31/2005......................    5.76%      0.83%(a)(b)             0.11%            89%     0.83%(a)(b)
Year ended 3/31/2004......................   32.78       0.86(a)(b)             (0.01)            96      0.86(a)(b)
Year ended 3/31/2003......................  (19.02)      0.86(a)(b)             (0.08)           115      0.86(a)(b)
Year ended 3/31/2002......................    3.50       0.86(a)(b)             (0.08)           129      0.86(a)(b)
Year ended 3/31/2001......................      --(c)    0.86(a)(b)              0.17            134      0.86(a)
SMALL COMPANY MASTER PORTFOLIO:
Year ended 3/31/2005......................    0.50%      0.90%(a)(b)             0.56%            59%     0.90%(a)(b)
Period ended 3/31/2004(h).................   51.50       0.98(a)(e)             (0.66)(f)         26      0.98(a)(f)

---------------

(a)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expenses, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)Total return not required for periods indicated.

(d)The reimbursement from Investment Advisor (see Note 8) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement to the operating expense ratio (with waivers) was less than 0.01% for the year ended March 31, 2004.

(e)Strategic Growth Master Portfolio commenced operations on May 13, 2002.

 (f)
   Annualized.

(g)Allocated from Blue Chip Master Portfolio and Focused Equities Master Portfolio, respectively.

(h)Small Company Master Portfolio commenced operations on November 1, 2003.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 192

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2005, the Master Trust offered twelve separate portfolios. These financial statements pertain only to the following portfolios (each a "Master Portfolio" and collectively, the "Master Portfolios"):

       Nations Marsico Growth Master Portfolio
       Nations Strategic Growth Master Portfolio
       Nations Marsico Focused Equities Master Portfolio
       Nations Small Company Master Portfolio

Financial statements for the other portfolios of the Master Trust are presented under separate cover. The following investors were invested in the Master Portfolios at March 31, 2005:

GROWTH MASTER PORTFOLIO:
Nations Marsico Growth Fund.................................  97.0%
Nations Marsico Growth Fund (Offshore)......................   1.7%
Banc of America Capital Management Funds I -- Growth Fund...   1.3%
STRATEGIC GROWTH MASTER PORTFOLIO:
Nations Strategic Growth Fund...............................  98.7%
Nations Strategic Growth Fund (Offshore)....................   1.3%
FOCUSED EQUITIES MASTER PORTFOLIO:
Nations Marsico Focused Equities Fund.......................  99.1%
Nations Marsico Focused Equities Fund (Offshore)............   0.8%
Banc of America Capital Management Funds I -- Focused
  Equities Fund.............................................   0.1%
SMALL COMPANY MASTER PORTFOLIO:
Nations Small Company Fund..................................  97.2%
Nations Small Company Fund (Offshore).......................   2.8%

Certain Master Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: All Master Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolios' securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known

NATIONS MASTER INVESTMENT TRUST
as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Master Portfolios may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Master Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Master Portfolios may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolios may also write combinations of covered puts and calls on the same underlying security. When the Master Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Master Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolios typically receive a premium from writing a put or call option, which would increase the Master Portfolios' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Master Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on

NATIONS MASTER INVESTMENT TRUST
securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Master Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. At March 31, 2005, the Master Portfolios had no open forward foreign currency contracts.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Repurchase agreements: Each Master Portfolio may engage in repurchase agreement transactions with institutions that the Master Portfolios' investment advisor has determined are creditworthy. Each Master Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Master Portfolio's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

Indemnification: In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Master Portfolio that have not yet

NATIONS MASTER INVESTMENT TRUST
occurred. Also, under the Master Trust's organizational documents, the Trustees and Officers of the Master Trust are indemnified against certain liabilities that may arise out of their duties to the Master Trust. However, based on experience, the Master Portfolios expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolios. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                                FEES ON            FEES ON           FEES ON           FEES ON           FEES ON        FEES ON
                                AVERAGE            AVERAGE           AVERAGE           AVERAGE           AVERAGE        AVERAGE
                              NET ASSETS         NET ASSETS        NET ASSETS        NET ASSETS        NET ASSETS      NET ASSETS
                                 FIRST         $500 MILLION TO    $1 BILLION TO    $1.5 BILLION TO    $3 BILLION TO       OVER
                             $500 MILLION        $1 BILLION       $1.5 BILLION       $3 BILLION        $6 BILLION      $6 BILLION
                            -----------------------------------------------------------------------------------------------------
Growth Master Portfolio...       0.75%              0.70%             0.65%             0.60%             0.58%           0.56%
Strategic Growth Master
  Portfolio...............       0.60%              0.55%             0.50%             0.45%             0.43%           0.41%
Focused Equities Master
  Portfolio...............       0.75%              0.70%             0.65%             0.60%             0.58%           0.56%
Small Company Master
  Portfolio...............       0.70%              0.65%             0.60%             0.60%             0.60%           0.60%

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Portfolios at the following annual rates:

                                                                ANNUAL
                                                                 RATE
                                                                ------
Growth Master Portfolio.....................................     0.75%
Strategic Growth Master Portfolio...........................     0.65%
Focused Equities Master Portfolio...........................     0.75%
Small Company Master Portfolio..............................     0.90%

For the year ended March 31, 2005, the effective investment advisory fee rates for the Portfolios were as follows:

                                                                EFFECTIVE
                                                                  RATE
                                                                ---------
Growth Master Portfolio.....................................      0.72%
Strategic Growth Master Portfolio...........................      0.62%
Focused Equities Master Portfolio...........................      0.72%
Small Company Master Portfolio..............................      0.84%

The Master Trust has, on behalf of the Growth and Focused Equities Master Portfolios, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the annual rate of 0.45% of each Master Portfolio's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Under the administration agreement, BACAP Distributors is entitled to receive a fee, computed daily and paid monthly, at the following annual rates:

                                                                ANNUAL
                                                                 RATE
                                                                ------
Growth Master Portfolio.....................................     0.10%
Strategic Growth Master Portfolio...........................     0.05%
Focused Equities Master Portfolio...........................     0.10%
Small Company Master Portfolio..............................     0.05%

The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors.

NATIONS MASTER INVESTMENT TRUST

BNY serves as the custodian of the Master Trust's assets.

For the year ended March 31, 2005, Small Company Master Portfolio paid brokerage commissions of $11,325 to certain affiliates of BACAP in connection with the execution of various portfolio transactions.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

The Master Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolios. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
Growth Master Portfolio..................................        $120                        $63
Strategic Growth Master Portfolio........................          15                          8
Focused Equities Master Portfolio........................          88                         45
Small Company Master Portfolio...........................          15                          8

3.  TOTAL OPERATING EXPENSE LIMITATIONS

The Master Portfolios have an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

During the year ended March 31, 2005, BACAP ascertained that it caused the Strategic Growth Master Portfolio to exceed certain investment restrictions imposed by the 1940 Act and conditions in exemptive orders granted to the Strategic Growth Master Portfolio. BACAP reimbursed the Strategic Growth Master Portfolio for all losses incurred resulting from the sale of securities required to bring the Strategic Growth Master Portfolio within its investment limits. The amount of the reimbursement, during the year ended March 31, 2005, is as follows:

Strategic Growth............................................    $181,227

In addition to this reimbursement BACAP reimbursed advisory fees paid on the value of assets held in excess of the value allowed by the exemptive order. The amount of the reimbursement is included in the Statements of operations in "Fees waived by investment advisor and/or administrator". The amount of the reimbursement is as follows:

Strategic Growth............................................    $92,939

NATIONS MASTER INVESTMENT TRUST

4.  FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                                   NET
                                                                                                UNREALIZED
                                                               UNREALIZED      UNREALIZED     APPRECIATION/
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                                 (000)           (000)            (000)
                                                              ----------------------------------------------
Growth Master Portfolio.....................................    $411,351        $ (8,934)        $402,417
Strategic Growth Master Portfolio...........................     124,506         (44,587)          79,919
Focused Equities Master Portfolio...........................     659,523         (29,632)         629,891
Small Company Master Portfolio..............................     133,833         (21,639)         112,194

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005, were as follows:

                                                              PURCHASES       SALES
                                                                (000)         (000)
                                                              ------------------------
Growth Master Portfolio.....................................  $1,711,524    $  973,768
Strategic Growth Master Portfolio...........................   2,026,035     2,457,411
Focused Equities Master Portfolio...........................   2,628,591     2,348,150
Small Company Master Portfolio..............................     367,481       594,620

6.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Master Portfolios had no borrowings outstanding at March 31, 2005. During the year ended March 31, 2005, borrowings by the Master Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
PORTFOLIO                                                        (000)          RATE
--------------------------------------------------------------------------------------
Strategic Growth Master Portfolio...........................      $542          2.66%
Focused Equities Master Portfolio...........................        23          1.93
Small Company Master Portfolio..............................       232          2.23

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

7.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolio. Generally, in the event of borrower default, the Master Portfolio has the right to use the collateral to offset any losses incurred. In the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a

NATIONS MASTER INVESTMENT TRUST
potential loss to the Master Portfolio. The Master Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by each Master Portfolio from securities lending is included in its Statement of operations.

At March 31, 2005, the following Master Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
                                                                    (000)              (000)
                                                              ----------------------------------
Growth Master Portfolio.....................................       $65,736            $67,260
Strategic Growth Master Portfolio...........................        39,813             40,796
Focused Equities Master Portfolio...........................        76,709             78,390
Small Company Master Portfolio..............................        45,943             47,130

8.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL

NATIONS MASTER INVESTMENT TRUST
filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. The Master Portfolios are not currently named as defendants in the MDL. The Master Portfolios can not predict if they will be added as parties to the MDL, and if they are added, whether the litigation will have any impact on them.

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Small Company Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Indefinite term;     Managing Director -- E.J. Boudreau &      75
Age: 60                  Trustee since 2005   Associates (consulting), through
Trustee                                       current; Chairman and Chief
                                              Executive Officer -- John Hancock
                                              Funds (mutual funds), 1989 through
                                              2000.

William P. Carmichael    Indefinite term;     Retired; Senior Managing                  75
Age: 60                  Trustee since 1999   Director -- The Succession Fund (a
Trustee and Chairman of                       company formed to advise and buy
the Board                                     family owned companies) from 1998
                                              through April 2001.

William A. Hawkins       Indefinite term;     President, Retail Banking -- IndyMac      75
Age: 63                  Trustee since 2005   Bancorp, Inc., September 1999
Trustee                                       through August 2003.

R. Glenn Hilliard        Indefinite term;     Chairman and Chief Executive              75
Age: 65                  Trustee since 2005   Officer -- Hilliard Group LLC
Trustee                                       (investing and consulting), April
                                              2003 through current; Chairman and
                                              Chief Executive Officer -- ING
                                              America (financial services),
                                              1999 -- April 2003; and Executive
                                              Chairman -- Conseco, Inc.
                                              (insurance), Sept 2004 through
                                              current.

Minor M. Shaw            Indefinite term;     President -- Micco Corporation and        75
Age: 56                  Trustee since 2003   Mickel Investment Group.
Trustee


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Director -- The Museum of Science,
Age: 60                  Boston; Advisory Board Member --
Trustee                  Perennial Capital Advisors.


William P. Carmichael    Director -- Cobra Electronics
Age: 60                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel).

William A. Hawkins       Vice Chairman -- San Gabriel Red
Age: 63                  Cross; Director -- Leadership
Trustee                  Pasadena; Director -- Operation
                         Hope; Trustee -- The Chandler
                         School.

R. Glenn Hilliard        Director -- Conseco, Inc.
Age: 65                  (insurance); Non-Executive
Trustee                  Director -- Alea Group Holding
                         (Bermuda), Ltd. (insurance).


Minor M. Shaw            Chairman -- Wofford College Board of
Age: 56                  Trustees; Chairman and
Trustee                  Trustee -- The Daniel-Mickel
                         Foundation of South Carolina;
                         Vice-Chairman and Trustee --
                         Greenville-Spartanburg Airport
                         Commission and Duke Endowment;
                         Trustee -- The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges;
                         Chair-Elect -- Urban League of the
                         Upstate; Board Member -- United Way
                         of Greenville County; Vice-Chair --
                         Greenville Chamber of Commerce;
                         Board Member -- United Way of South
                         Carolina.

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
PRINCIPAL OFFICERS
Christopher L. Wilson    Indefinite term:     Head of Mutual Funds since August,        n/a
Age: 47                  President (since     2004 and Senior Vice President of
                         2004)                the Advisor since January, 2005;
                                              President of the Columbia Funds,
                                              Liberty Funds and Stein Roe Funds
                                              since October, 2004; President and
                                              Chief Executive Officer of the
                                              Nations Funds since January, 2005;
                                              President of the Galaxy Funds since
                                              April 2005; Director of Bank of
                                              America Global Liquidity Funds, plc
                                              since May 2005; Director of Banc of
                                              America Capital Management
                                              (Ireland), Limited since May 2005;
                                              Senior Vice President of BACAP
                                              Distributors LLC since January,
                                              2005; Director of FIM Funding, Inc.
                                              since January, 2005; Senior Vice
                                              President of Columbia Funds
                                              Distributor, Inc. since January,
                                              2005; Director of Columbia Funds
                                              Services, Inc. since January, 2005
                                              (formerly President and Chief
                                              Executive Officer, CDC IXIS Asset
                                              Management Services, Inc. from
                                              September, 1998 to August, 2004).

J. Kevin Connaughton     Indefinite term:     Treasurer of the Columbia Funds           n/a
(Age 40)                 Treasurer (since     since October, 2003 and of the
Treasurer                2000)                Liberty Funds, Stein Roe Funds and
                                              All-Star Funds since December, 2000;
                                              Vice President of the Advisor since
                                              April, 2003 (formerly President of
                                              the Columbia Funds, Liberty Funds
                                              and Stein Roe Funds from February,
                                              2004 to October, 2004; Chief
                                              Accounting Officer and Controller of
                                              the Liberty Funds and All-Star Funds
                                              from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds
                                              since September, 2002 (formerly
                                              Treasurer from December, 2002 to
                                              December, 2004 and President from
                                              February, 2004 to December, 2004 of
                                              the Columbia Management
                                              Multi-Strategy Hedge Fund, LLC; Vice
                                              President of Colonial Management
                                              Associates, Inc. from February, 1998
                                              to October, 2000).

Mary Joan Hoene          Indefinite term:     Senior Vice President and Chief           n/a
(Age 54)                 Senior Vice          Compliance Officer of the Columbia
                         President and        Funds, Liberty Funds, Stein Roe
                         Chief Compliance     Funds and All-Star Funds since
                         Officer (since       August, 2004 (formerly Partner,
                         2004)                Carter, Ledyard & Milburn LLP from
                                              January, 2001 to August, 2004;
                                              Counsel, Carter, Ledyard & Milburn
                                              LLP from November, 1999 to December,
                                              2000; Vice President and Counsel,
                                              Equitable Life Assurance Society of
                                              the United States from April, 1998
                                              to November, 1999).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson                    n/a
Age: 47

J. Kevin Connaughton                     n/a
(Age 40)
Treasurer

Mary Joan Hoene                          n/a
(Age 54)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
Michael G. Clarke        Indefinite term:     Chief Accounting Officer of the           n/a
(Age 35)                 Chief Accounting     Columbia Funds, Liberty Funds, Stein
                         Officer (since       Roe Funds and All-Star Funds since
                         2004)                October, 2004 (formerly Controller
                                              of the Columbia Funds, Liberty
                                              Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October,
                                              2004; Assistant Treasurer from June,
                                              2002 to May, 2004; Vice President,
                                              Product Strategy & Development of
                                              the Liberty Funds and Stein Roe
                                              Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the
                                              Liberty Funds, Stein Roe Funds and
                                              the All-Star Funds from August, 1999
                                              to February, 2001; Audit Manager,
                                              Deloitte & Toche LLP from May, 1997
                                              to August, 1999).

Jeffrey R. Coleman       Indefinite term:     Controller of the Columbia Funds,         n/a
(Age 35)                 Controller (since    Liberty Funds, Stein Roe Funds and
                         2004)                All-Star Funds since October, 2004
                                              (formerly Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Deputy Treasurer of the CDC Nvest
                                              Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004;
                                              Assistant Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Assistant Treasurer of the CDC Nvest
                                              Funds from August, 2000 to February,
                                              2003; Tax Manager of PFPC, Inc. from
                                              November, 1996 to August, 2000).

R. Scott Henderson       Indefinite term:     Secretary of the Columbia Funds,          n/a
(Age 45)                 Secretary (since     Liberty Funds and Stein Roe Funds
                         2004)                since December, 2004 (formerly Of
                                              Counsel, Bingham McCutchen from
                                              April, 2001 to September, 2004;
                                              Executive Director and General
                                              Counsel, Massachusetts Pension
                                              Reserves Investment Management Board
                                              from September, 1997 to March,
                                              2001).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
Michael G. Clarke                        n/a
(Age 35)

Jeffrey R. Coleman                       n/a
(Age 35)

R. Scott Henderson                       n/a
(Age 45)

---------------

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

NATIONS FUNDS

 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS:


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (the "Boards") of Nations Funds Trust and Nations Master Investment Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Banc of America Capital Management, LLC ("BACAP") for Nations Convertible Securities Fund, Nations Asset Allocation Fund, Nations Value Fund, Nations MidCap Value Fund, Nations SmallCap Value Master Portfolio, Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico MidCap Growth Fund (formerly named Nations MidCap Growth Fund), Nations Marsico 21st Century Master Portfolio and Nations Small Company Master Portfolio; and
(ii) an investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital" or the "Sub-Adviser") for Nations Marsico Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Marsico 21st Century Master Portfolio. The investment advisory agreement with BACAP and the investment sub-advisory agreement with Marsico Capital are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 17-18, 2004, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of BACAP and the Sub-Adviser and the re-approval of the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by BACAP and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for BACAP and the Sub-Adviser were provided to the Boards, as were responses of BACAP and the Sub-Adviser to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of BACAP and the Sub-Adviser. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Funds, BACAP and the Sub-Adviser. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of BACAP and the Sub-Adviser, including their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Boards considered information regarding BACAP's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of recent and anticipated hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by BACAP and the Sub-Adviser.

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS: (CONTINUED)


FUND PERFORMANCE AND EXPENSES

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Peer Group/Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper data, BACAP apprised the Boards of individual characteristics (such as: poor rankings in terms of overall expense or management fees, maintaining poor performance or demonstrating a combination of below average to poor performance while maintaining below average or poor expense rankings) of any Fund that they believed may warrant further investigation by the Boards (denoted by an overall "negative" ranking for the Fund in question) and accordingly determined an overall score for each Fund.

The Boards considered the projected impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Boards noted that the performance results for each Fund, except Nations Asset Allocation Fund and Nations Marsico MidCap Growth Fund was better than, or not substantially below each Fund's Peer Group median overall performance and did not necessitate any significant additional review.

The Nations Funds Trust Board noted that Nations Asset Allocation Fund required additional review as a result of its negative performance in the ranking of three-year performance compared to actual management fees. Upon further review of the Fund, however, the Boards noted that the Fund had improved its performance and achieved a 2nd quintile ranking against its Universe in the one-year period and that total expenses of the Fund were lower than the median total expense ratio of its Peer Group. The Nations Funds Trust Board also noted that Nations Marsico MidCap Growth Fund had been brought to their attention by Management in part based on its 5th quintile performance rankings for its three-year period and 4th quintile ranking in Actual Management Fees. After additional research into the data and information provided by Management, the Board noted that the Fund's total expense ratio was the second lowest in its Peer Group and that, effective November 2, 2004, Marsico Capital would provide portfolio management services as the new sub-adviser to the Fund to address performance issues.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Boards noted that the total expense ratios of Nations Asset Allocation Fund, Nations Value Fund, Nations MidCap Value Fund, Nations SmallCap Value Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico MidCap Growth Fund, Nations Marsico 21st Century Master Portfolio and Nations Small Company Master Portfolio were lower than, or not appreciably above, each Fund's Peer Group's median overall ratio and did not require significant additional consideration by the Boards.

As with their review of each Fund's performance, Funds that performed poorly or below average with respect to their total expense ratios were highlighted by Management for further review by the Boards. The Nations Funds Trust Board

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS: (CONTINUED)


noted that the overall expense ratio of Nations Convertible Securities Fund was appreciably higher than its Peer Group's median overall ratio as a result of the Fund's 5th quintile rating against its Peer Group in contractual and actual management fees and total expenses. However, the Board observed that management has proposed to lower the overall expense ratio for the Fund and that the Fund outperformed, or did not perform appreciably below, its Peer Group for the one- and three-year periods, respectively. The Nations Master Investment Trust Board also noted that the overall expense ratio of Nations Marsico Growth Master Portfolio was appreciably higher than its Peer Group's median overall ratio as a result of the Fund's 4th quintile rating against its Peer Group in total expenses and 5th quintile rating in contractual and actual management fees. However, the Board observed that management has proposed to lower the total expenses of the Fund and that the Fund ranked at the top of its Peer Group in performance for its one- and three-year periods. The Nations Master Investment Trust Board noted that the overall expense ratio of Nations Marsico Focused Equities Master Portfolio was appreciably higher than its Peer Group's median overall expense ratio as a result of its 4th quintile rating in total expenses and 5th quintile rating in contractual management fees and actual management fees. However, the Board also observed that the Fund ranked in the 1st quintile for performance against its Peer Group for the life of the Fund, excluding the most recent one-year period, and that Management has proposed to lower the total expense ratio of the Fund.

Management also discussed the Lipper data and rankings, and other relevant information, for each Fund. Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Boards reviewed and considered the proposed contractual investment advisory fee rates, combined with the administration fee rates, payable by the Funds to BACAP for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by BACAP to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, BACAP and Columbia Management Advisors, Inc. ("Columbia") were proposing to reduce annual investment advisory and administration fees by $32 million per year pursuant to an agreement in principle entered into with the New York Attorney General ("NYAG") on March 15, 2004 to settle a civil complaint filed by the NYAG against BACAP and certain affiliates relating to trading in mutual fund shares. At the November meetings, the Boards also considered and approved BACAP's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type on a complex-wide basis. The Boards also considered the reduction in the advisory agreement rates for certain individual Funds that would result from the fee reductions and adoption of a standardized breakpoint schedule.

Additionally, the Boards received and afforded specific attention to information comparing the Net Advisory Rates with those of the other funds in their respective Peer Groups. The Boards concluded that the respective Net Advisory Rates for the Funds, except Nations Convertible Securities Fund, Nations Marsico Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Strategic Growth Master Portfolio, were lower than, or not appreciably higher than, the median rates of each Fund's Peer Group and did not warrant significant additional consideration.

The Boards noted that the Advisory Agreement Rates and Net Advisory Rates for Nations Convertible Securities Fund, Nations Marsico Growth Master Portfolio and Nations Marsico Focused Equities Master Portfolio necessitated additional review. The Boards noted that the while the Advisory Agreement Rates and Net Advisory rates for Nations Convertible Securities Fund were in the 5th quintile, the Fund ranks in the 1st and 3rd quintiles for its one- and three-year performance periods, respectively. The Boards also noted that while the Advisory Agreement Rates and Net Advisory rates for Nations Marsico Growth Master Portfolio were in the 5th quintile, the Fund ranked in the 1st quintile for the one- and three-year performance periods. Similarly, while the Advisory Agreement Rates and Net Advisory Rates for Nations Marsico Focused Equities Master Portfolio were in the 5th quintile, the Fund ranked in the 1st quintile for its

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS: (CONTINUED)


three-year period. The Boards also noted that while the ranking of Nations Strategic Growth Master Portfolio compared to three-year performance was negative, the Fund ranks in the 2nd quintile in total expense ratios.

With regard to the Funds sub-advised by Marisco Capital, the Nations Master Investment Trust Board also reviewed the Sub-Advisory Agreement Rates charged by Marisco Capital, which serves as Sub-Adviser to certain of the Funds. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY

The Boards received and considered a detailed profitability analysis of BACAP based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and BACAP and its affiliates, including Marsico Capital. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that BACAP and its affiliates, including Marsico Capital, received with regard to providing these services to the Funds were not unreasonable.

ECONOMIES OF SCALE

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through the newly-approved Advisory Agreement Rate breakpoints effective December 1, 2004.

The Nations Funds Trust Board did not approve such breakpoints for Nations Asset Allocation Fund. However, the Board considered the Advisory Agreement Rate of the Fund and concluded that the fees were fair and equitable based on relevant factors, including the Fund's performance results.

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Boards also received and considered information about the nature, extent and quality of services and fee rates offered by BACAP to its other clients, including institutional investors. The Boards considered that Marsico Capital did not provide such information because it treats such information as confidential. The Boards concluded that the Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to other BACAP clients. Where rates offered to other clients of BACAP were appreciably lower, the Boards concluded, based on information provided by BACAP, that the costs associated with managing and operating a registered open-end fund, compared with an institutional investor account, provided a justification for the higher fee rates charged to the Funds.

The Nations Master Investment Trust Board did not receive comparative fee rate materials for the Sub-Adviser, but concluded that the Sub-Advisory Agreement Rates were fair and equitable based on other considerations, including the performance of Funds as sub-advised by the Sub-Adviser. The Board also noted that the sub-advisory fees are paid to the Sub-Adviser by BACAP and not directly by the Funds, and that the Board separately determined that the Advisory Agreement Rates for the sub-advised Funds were fair and equitable.

OTHER BENEFITS TO BACAP AND THE SUB-ADVISERS

The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by BACAP and its affiliates, including the Sub-Adviser, as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of BACAP and the Sub-Adviser with the Funds (such as

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS: (CONTINUED)


soft-dollar credits) and benefits potentially derived from an increase in the business of BACAP and the Sub-Adviser as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by BACAP and its affiliates or the Sub-Adviser and its affiliates).

The Boards also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, including whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed the respective policies of BACAP and the Sub-Adviser regarding the allocation of portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Boards also considered the markets for the Funds, including the principal channels through which the Funds' shares are offered and sold. The Boards noted that the Funds in the Nations Funds complex are generally utilized primarily by fiduciary accounts, over many of which Bank of America, N.A. and its affiliates exercise discretionary authority.

The Nations Funds Trust Board noted that Marsico Capital became the sub-adviser to Nations Marsico MidCap Growth Fund in August 2004, and therefore is not yet subject to an annual re-approval requirement. Nonetheless, the Board reviewed certain information related to Marsico Capital as a part of its overall review of the Advisory Agreements of the Funds.

As discussed above, the Boards review detailed materials received from BACAP and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also regularly review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards review reports of BACAP and the Sub-Adviser at least in each of their quarterly meetings, which include, among other things, a detailed portfolio review, and detailed fund performance reports. In addition, the Boards interview the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

NATIONS FUNDS

  SHAREHOLDER MEETING RESULTS                                      UNAUDITED


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Funds Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 89,015,864,903 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR           WITHHELD
-------------------------------------------------------------------------------------------
Edward J. Boudreau, Jr. ....................................  60,106,221,350    182,307,606
William P. Carmichael.......................................  60,097,356,926    191,172,030
William A. Hawkins..........................................  60,107,769,386    180,759,570
R. Glenn Hilliard...........................................  60,106,552,355    181,976,601
Minor M. Shaw...............................................  60,099,464,530    189,064,426


  SHAREHOLDER MEETING RESULTS


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Master Investment Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 996,970,350 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR           WITHHELD
-------------------------------------------------------------------------------------------
Edward J. Boudreau, Jr. ....................................     911,066,248      4,746,035
William P. Carmichael.......................................     911,023,809      4,788,474
William A. Hawkins..........................................     911,084,335      4,727,928
R. Glenn Hilliard...........................................     911,060,388      4,751,895
Minor M. Shaw...............................................     911,038,474      4,773,809





THE NATIONS FUNDS                                                               HIGHER RISK/REWARD POTENTIAL
FAMILY OF FUNDS
THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT                                                                      INTERNATIONAL/
                                                                                                        GLOBAL
Within each category,                                                                                   FUNDS
the funds are listed from
aggressive to conservative.
                                                                                   EQUITY               Nations Marsico
                                                                                   FUNDS                International
                                                        FIXED                                           Opportunities Fund
                                                        INCOME
                                                        FUNDS                      GROWTH FUNDS         Nations International
                               MONEY                                                                    Equity Fund
                               MARKET                                              Nations Small
                               FUNDS                    TAXABLE                    Company Fund         Nations International
                                                        INCOME FUNDS                                    Value Fund
                                                                                   Nations Marsico
                               Nations Cash             Nations High Yield         21st Century Fund    Nations Global
                               Reserves                 Bond Fund                                       Value Fund
                                                                                   Nations MidCap
                               Nations Money            Nations Strategic          Growth Fund
                               Market Reserves          Income Fund
                                                                                   Nations Marsico
LOWER RISK/REWARD POTENTIAL    Nations Government       Nations Bond Fund          Focused Equities
                               Reserves                                            Fund
                                                        Nations Intermediate
                               Nations Treasury         Bond Fund                  Nations Marsico
                               Reserves                                            Growth Fund
                                                        Nations Government
                               Nations Tax-Exempt       Securities Fund
                               Reserves                                            BLEND FUNDS          SPECIALTY FUNDS
                                                        Nations Short-
                               Nations Municipal        Intermediate               Nations Asset
                               Reserves                 Government Fund            Allocation Fund      INDEX FUNDS

                               Nations California       Nations Short-Term         Nations Strategic    Nations SmallCap Index Fund
                               Tax-Exempt Reserves      Income Fund                Growth Fund
                                                                                                        Nations MidCap Index Fund
                               Nations New York
                               Tax-Exempt Reserves      TAX-EXEMPT                 VALUE FUNDS          Nations LargeCap Index Fund
                                                        INCOME FUNDS
                                                                                   Nations SmallCap     Nations LargeCap Enhanced
                                                        Nations Municipal          Value Fund           Core Fund
                                                        Income Fund
                                                                                   Nations MidCap
                                                        Nations State-Specific     Value Fund           ASSET ALLOCATION
                                                        Long-Term Municipal                             PORTFOLIOS
                                                        Bond Funds (CA, FL)        Nations Value Fund
                                                                                                        Nations LifeGoal
                                                        Nations Intermediate                            Growth Portfolio
                                                        Municipal Bond Fund
                                                                                                        Nations LifeGoal Balanced
                                                        Nations State-Specific                          Growth Portfolio
                                                        Intermediate Municipal
                                                        Bond Funds (CA, FL,                             Nations LifeGoal Income and
                                                        GA, KS, MD, NC, SC,                             Growth Portfolio
                                                        TN, TX, VA)
                                                                                                        Nations LifeGoal
                                                        Nations Short-Term                              Income Portfolio
                                                        Municipal Income Fund

                                                                                                        OTHER SPECIALTY FUNDS

                                                                                                        Nations Convertible
                                                                                                        Securities Fund

NF-02/056V-0405 (05/05) 05/5843

                                                     Nations Global Value Fund

                                                     Nations International
International/Global                                 Value Fund
Stock Funds
                                                     Nations International
                                                     Equity Fund

                                                     Nations Marsico
                                                     International Opportunities
Annual report for the year ended                     Fund
March 31, 2005

















                                                            [NATIONS FUNDS LOGO]

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-626-2275 (institutional investors) and 800-321-7854 (individual investors). Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP DISTRIBUTORS, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC




NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE

PRESIDENT'S LETTER

[CHRISTOPHER WILSON PHOTO]
                  DEAR SHAREHOLDER:

                  Columbia Management, the asset management division of Bank of America, is in the process of combining various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. Our objective is to provide our shareholders with the best products and services possible. A number of changes are in the works that we believe may offer significant benefits for our shareholders. Some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes later this year.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have reduced management fees for many funds as part of our settlement agreement with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Nations Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ CHRISTOPHER WILSON

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

TABLE OF CONTENTS

                                       DISCLOSURE OF FUND EXPENSES AND PORTFOLIO HOLDINGS
                                       Nations Global Value Fund                                      3
                                       Nations International Value Fund                              10
                                       Nations International Equity Fund                             17
                                       Nations Marsico International Opportunities Fund              24
                                       FINANCIAL STATEMENTS
                                       Investment portfolios                                         30
                                       Statements of assets and liabilities                          41
                                       Statements of operations                                      42
                                       Statements of changes in net assets                           44
                                       Schedules of capital stock activity                           46
                                       Financial highlights                                          50
                                       Notes to financial statements                                 58
                                       Report of independent registered public accounting firm       70
                                       Nations Master Investment Trust
                                       Schedule of investments -- Nations International Value
                                         Master Portfolio                                            73
                                       Statement of assets and liabilities                           76
                                       Statement of operations                                       77
                                       Statement of changes in net assets                            78
                                       Financial highlights                                          78
                                       Notes to financial statements                                 79
                                       Report of independent registered public accounting firm       85
                                       Fund governance                                               86
                                       Board consideration and re-approval of investment advisory
                                         and
                                         sub-advisory agreements                                     89
                                       Shareholder meeting results                                   94

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                      [This page intentionally left blank]

NATIONS GLOBAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S MANAGEMENT TEAM SHARES ITS VIEWS ON NATIONS GLOBAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging market countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Global Value Fund Investor A Shares provided shareholders with a total return of 8.64%.**
--------------------------------------------------------------------------------

 SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS GLOBAL VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Global Value Fund is managed using an approach to value investing developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

                           Value investors target the latter situation, purchasing out-of-favor stocks that are believed to trade at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks will climb as the markets recognize their inherent worth. Of course, this process often takes time -- and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

                           It is important to understand that the fund's weights for industries and countries are not the product of top-down forecasts or opinions regarding interest rates, economic growth or other macroeconomic variables. Instead, these weights stem from our company-by-company search for compelling investment opportunities in markets around the world. Overall, by approaching the short-term vagaries of the markets with confidence and a rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           Source for all statistical data -- Brandes Investment Partners, L.P.



                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           SOME OF THE COUNTRIES THE FUND INVESTS IN ARE CONSIDERED EMERGING
                           ECONOMIES, WHICH MEANS THERE MAY BE GREATER RISKS ASSOCIATED WITH
                           INVESTING THERE THAN IN MORE DEVELOPED COUNTRIES. IN ADDITION,
                           CONCENTRATION OF INVESTMENTS IN A SINGLE REGION MAY RESULT IN GREATER
                           VOLATILITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GLOBAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY (continued)


                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, the Nations Global Value Fund (Investor A Shares) returned 8.64%. The MSCI World Index*** posted a 10.56% return for the same period.

                           The fund benefited from an overweight in Netherlands stocks and an overweight in diversified telecommunications services stocks relative to its benchmark. However, stock selection and an underweight in the United States had a negative impact on the fund's relative performance as did an underweight in oil and gas stocks.

                           WHAT FACTORS PROVED TO BE FAVORABLE TO FUND
                           PERFORMANCE?****

                           From a country perspective, the fund's overweight in the Netherlands provided the most substantial benefit to relative performance. Stock selection in the United Kingdom and an overweight in German investments also contributed to results. On an industry basis, the fund's overweight in diversified telecommunications services helped. In terms of individual stocks, the fund's positions in BAE Systems, ING Groep NV and Marks & Spencer Group were the largest contributors to the fund's solid performance for the period.

                           WHAT FACTORS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           Stock selection and an underweight in US stocks were largely responsible for the fund's underperformance relative to its benchmark. Stock selection in France, as well as stock selection and an overweight in Japan, also hurt. On an industry basis, the fund's exposure in oil and gas was lower than the sector's weight in the MSCI World Index, which contributed to the fund's underperformance relative to the index. In terms of individual stocks, investments in Hitachi, Alcatel SA and Merck & Co. had the largest negative influence on the period's return.

                           DID CURRENCY HAVE AN IMPACT ON THE FUND'S
                           PERFORMANCE?

                           For US-based investors, the decline in the value of the dollar relative to other currencies tended to bolster the period's results.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           During the 12 months ended March 31, 2005, the fund's country and industry exposures shifted slightly due to stock-specific buying and selling as well as changes in the prices of holdings. For example, exposure to the pharmaceuticals industry increased, while exposure to the United States decreased. The fund's industry and country weights are not the product of top-down forecasts or opinions but stem from our company-by-company search for compelling investment opportunities.

                           While we offer no predictions regarding the short-term direction of global equity markets, we believe the fund remains well positioned to deliver a competitive long-term return, relative to its benchmark. We believe that the fund's holdings are

                           ***The MSCI World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 4

NATIONS GLOBAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY (continued)


                           undervalued relative to a variety of standard measures and that the fund has the potential to benefit if the market recognizes their true worth.

                            ---------------------------------------------------

                           Brandes Investment Partners, L.P. is the investment sub-advisor to Nations Global Value Fund. The fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm, including Messrs. Charles Brandes, Glenn Carlson, Brent Woods, William Pickering, and Amelia Morris who are members of the firm's Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes' Investment Committees. Charles Brandes has been Chairman of Brandes since 2002, and Managing Partner from 1996-2002. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. William Pickering is Director of Investments, and Amelia Morris is Investment Group Director, both serving Brandes since 1998.

NATIONS GLOBAL

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,109.55      1,018.60        6.68         6.39               1.27
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,108.60      1,017.35        7.99         7.64               1.52
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1.104.81      1,013.61       11.91        11.40               2.27
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,104.71      1,013.61       11.91        11.40               2.27

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS GLOBAL

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS GLOBAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)

[PIE CHART]

 1.7%  Brazil
 3.0%  Italy
 3.1%  France
 4.5%  Spain
 5.8%  Switzerland
 9.3%  Netherlands
 9.5%  Germany
12.0%  United Kingdom
13.2%  Japan
37.9%  United States

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Unilever                                3.4%
                                                                            -------------------------------------------------
                                                                              2  Nestle SA                               3.4%
                                                                            -------------------------------------------------
                                                                              3  BAE Systems                             3.1%
                                                                            -------------------------------------------------
                                                                              4  GlaxoSmithKline                         2.9%
                                                                            -------------------------------------------------
                                                                              5  Kroger                                  2.6%
                                                                            -------------------------------------------------
                                                                              6  Schering-Plough                         2.6%
                                                                            -------------------------------------------------
                                                                              7  Safeway                                 2.5%
                                                                            -------------------------------------------------
                                                                              8  Nippon Telegraph & Telephone            2.5%
                                                                            -------------------------------------------------
                                                                              9  Merck & Co.                             2.5%
                                                                            -------------------------------------------------
                                                                             10  Zurich Financial Services AG            2.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS GLOBAL VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                             LIPPER GLOBAL LARGE-CAP
                                                NATIONS GLOBAL VALUE FUND      VALUE FUNDS AVERAGE          MSCI WORLD INDEX
                                                -------------------------    -----------------------        ----------------
Apr. 16 2001                                               9425                       10000                       10000
2002                                                       9889                       10242                        9402
2003                                                       6924                        7554                        7114
2004                                                      11771                       11575                       10234
Mar. 31 2005                                              12788                       12685                       11314

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                             LIPPER GLOBAL LARGE-CAP
                                                NATIONS GLOBAL VALUE FUND      VALUE FUNDS AVERAGE          MSCI WORLD INDEX
                                                -------------------------    -----------------------        ----------------
Apr. 16 2001                                              10000                       10000                       10000
2002                                                      10492                       10242                        9402
2003                                                       7346                        7554                        7114
2004                                                      12489                       11575                       10234
Mar. 31 2005                                              13568                       12685                       11314


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (4/16/01 through
      3/31/05)              8.02%     6.41%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Global Value Fund from the inception of the share class. The MSCI World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. Funds in the Lipper Global Large-Cap Value Funds Average invest at least 25% of their portfolio in securities traded outside the United States and may own U.S. securities as well. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                           INVESTOR A              INVESTOR B                INVESTOR C
                                        PRIMARY A       NAV**       MOP*       NAV**       CDSC***       NAV**       CDSC***
         Inception date                  4/16/01            4/16/01                  4/16/01                   4/16/01
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                        8.84%          8.64%      2.43%       7.85%        2.89%        7.84%        6.85%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                   9.20%          8.95%      6.82%       8.16%        7.29%        8.15%        8.15%
SINCE INCEPTION                           8.29%          8.02%      6.41%       7.23%        6.61%        7.23%        7.23%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S MANAGEMENT TEAM SHARES ITS VIEWS ON NATIONS INTERNATIONAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging market countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations International Value Fund Investor A Shares provided shareholders with a total return of 13.38%.**
--------------------------------------------------------------------------------

 SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS INTERNATIONAL VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations International Value Fund is managed using an approach to value investing developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

                           Value investors target the latter situation, purchasing out-of-favor stocks that are trading at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks will climb as the markets recognize their inherent worth. Of course, this process often takes time -- and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

                           It is also important to understand that the fund's industry and country weights are not the product of top-down forecasts or opinions regarding interest rates, economic growth or other macroeconomic variables. Instead, these weights stem from our company-by-company search for compelling investment opportunities in international equity markets. Overall, by approaching the short-term vagaries of the markets with confidence and a rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           Source for all statistical data -- Brandes Investment Partners, L.P.



                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           SOME OF THE COUNTRIES THE FUND INVESTS IN ARE CONSIDERED EMERGING
                           ECONOMIES, WHICH MEANS THERE MAY BE GREATER RISKS ASSOCIATED WITH
                           INVESTING THERE THAN IN MORE DEVELOPED COUNTRIES. IN ADDITION,
                           CONCENTRATION OF INVESTMENTS IN A SINGLE REGION MAY RESULT IN GREATER
                           VOLATILITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY (continued)


                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations International Value Fund (Investor A Shares) returned 13.38%. The MSCI EAFE Index*** posted a 15.06% return for the same period.

                           In a generally favorable environment for international stocks, the fund generated strong performance for the period. The fund's exposure to emerging markets contributed to performance because emerging markets stocks significantly outperformed developed markets for the period. The fund's underweight in France, United Kingdom and Australia weighed on performance during the period.

                           WHAT FACTORS PROVED TO BE FAVORABLE TO FUND
                           PERFORMANCE?****

                           The fund benefited from an overweight in Singapore, as well as exposure to emerging markets, Brazil and South Korea. On an industry basis, overweight in diversified telecommunication services contributed to performance. Investments in Banca Intesa S.p.A., Japan Tobacco and Telecom Italia S.p.A. were the largest contributors to investment results on an individual security basis.

                           WHAT FACTORS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           The fund's exposure to France, the United Kingdom and Australia was underweight the index. In addition, the fund's holdings in France tended to underperform the country's contribution to the MSCI EAFE Index. The fund also had less exposure to oil and gas stocks during a period in which energy was a strong performer. Individual holdings Hitachi, Nippon Telegraph & Telephone and Alcatel SA also detracted from performance.

                           DID CURRENCY HAVE AN IMPACT ON THE FUND'S
                           PERFORMANCE?

                           For US-based investors, the decline in the value of the dollar relative to other currencies tended to bolster the period's results.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           During the 12 months ended March 31, 2005, the fund's country and industry exposures shifted slightly due to stock-specific buying and selling, as well as changes in the prices of holdings. For example, exposure to the food products industry increased, while exposure to Japan decreased. The fund's weights for industries and countries are not the product of top-down forecasts or opinions but stem from our company-by-company search for compelling investment opportunities.

                           While we offer no predictions regarding the short-term direction of international equity markets, we believe the fund remains well positioned to deliver competitive long-term results. We believe that the fund's holdings are undervalued relative to standard valuation measures and that the fund has the potential to benefit if the market recognizes our assessment of their worth.

                            ---------------------------------------------------

                           ***The MSCI EAFE Index (Europe, Australasia, Far
                           East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY (continued)


                           Brandes Investment Partners, L.P. is the investment sub-advisor to Nations International Value Fund. The fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm, including Messrs. Charles Brandes, Glenn Carlson, Brent Woods, William Pickering, and Amelia Morris who are members of the firm's Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes' Investment Committees. Charles Brandes has been Chairman of Brandes since 2002, and Managing Partner from 1996-2002. Chief Executive Officer (CEO) Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-CEO from 2002-2004, and CEO since 2004. Brent Woods has been Managing Director of Investments since 2002, and served as Managing Partner from 1998-2002. William Pickering is Director of Investments, and Amelia Morris is Investment Group Director, both serving Brandes since 1998.

NATIONS INTERNATIONAL

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,137.92      1,019.75        5.54         5.24               1.04
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,136.57      1,018.50        6.87         6.49               1.29
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,132.64      1,014.76       10.85        10.25               2.04
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,132.64      1,014.76       10.85        10.25               2.04

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS INTERNATIONAL

VALUE FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS INTERNATIONAL

VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 4.5%  Singapore
 4.1%  Brazil
 4.8%  France
 6.5%  Spain
 8.3%  Switzerland
10.1%  Netherlands
10.4%  United States
11.4%  Germany
16.2%  Japan
16.7%  United Kingdom
 7.0%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Nestle SA                               4.3%
                                                                            -------------------------------------------------
                                                                              2  Unilever                                4.3%
                                                                            -------------------------------------------------
                                                                              3  GlaxoSmithKline                         3.1%
                                                                            -------------------------------------------------
                                                                              4  Telefonica SA                           3.0%
                                                                            -------------------------------------------------
                                                                              5  Deutsche Telekom AG                     2.8%
                                                                            -------------------------------------------------
                                                                              6  Banco Bilbao Vizcaya Argentaria SA      2.8%
                                                                            -------------------------------------------------
                                                                              7  Koninklijke Ahold NV                    2.4%
                                                                            -------------------------------------------------
                                                                              8  Portugal Telecom SGPS SA                2.3%
                                                                            -------------------------------------------------
                                                                              9  Sumitomo Mitsui Financial Group         2.2%
                                                                            -------------------------------------------------
                                                                             10  DBS Group Holdings                      2.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS INTERNATIONAL

VALUE FUND

PERFORMANCE


   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                            NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL MULTI-
                                                       FUND                    MSCI EAFE INDEX          CAP CORE FUNDS AVERAGE
                                            ---------------------------        ---------------        ---------------------------
Dec. 27 1995                                            9425                        10000                        10000
                                                        9591                        10289                        10349
1997                                                   11437                        10438                        11407
                                                       15359                        12381                        13851
1999                                                   15628                        13131                        13695
                                                       21232                        16426                        18696
2001                                                   21079                        12178                        14157
                                                       20984                        11194                        13259
2003                                                   14905                         8553                        10081
                                                       26705                        13475                        15523
Mar. 31 2005                                           30281                        15506                        17633

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                            NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL MULTI-
                                                       FUND                    MSCI EAFE INDEX          CAP CORE FUNDS AVERAGE
                                            ---------------------------        ---------------        ---------------------------
Dec. 27 1995                                           10000                        10000                        10000
                                                       10176                        10289                        10349
1997                                                   12135                        10438                        11407
                                                       16296                        12381                        13851
1999                                                   16581                        13131                        13695
                                                       22527                        16426                        18696
2001                                                   22365                        12178                        14157
                                                       22264                        11194                        13259
2003                                                   15814                         8553                        10081
                                                       28334                        13475                        15523
Mar. 31 2005                                           32128                        15506                        17633


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/27/95 through
      3/31/05)              13.43%     12.71%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Value Fund from the inception of the share class. The MSCI EAFE Index (Europe, Australasia, Far
East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Multi-Cap Core Funds Average invest their assets in securities with primary trading markets outside of the United States. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class. Index performance is from 1/1/96.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                INVESTOR B+                 INVESTOR C
                                   PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     12/27/95             12/27/95                   5/22/98                    6/15/98
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  13.63%         13.38%        6.86%       12.54%        7.54%        12.54%       11.54%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             13.27%         13.00%       10.80%       12.15%       11.35%        12.15%       12.15%
5 YEARS                              7.62%          7.36%        6.09%        6.57%        6.25%         6.56%        6.56%
SINCE INCEPTION                     13.65%         13.43%       12.71%       12.80%       12.80%        11.62%       11.62%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

(+)Investor B Shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is December 27, 1995.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY*



--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations International Equity Fund Investor A Shares provided shareholders with a total return of 10.88%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Marsico Capital Management, LLC (Marsico Capital) combines top-down economic analysis with bottom-up stock selection. Marsico Capital's top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In evaluating a particular company, Marsico Capital may look for qualities such as specific market expertise or dominance, franchise durability, pricing power, solid fundamentals, strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates.

                           Causeway Capital Management LLC (Causeway) uses a bottom-up analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector; high yields or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12-month period ended March 31, 2005, Nations International Equity Fund (Investor A Shares) returned 10.88%, compared with the MSCI EAFE Index, which returned 15.06%.***

                           The Marsico Capital portion of the fund trailed the index. Investments in media, financials, and energy, as well as an overweight position in information technology, detracted from performance relative to the benchmark. Investments in the hotels,

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the International Equity Fund investment advisor and/or other service providers, which have the effect of increasing total return. Had Investor A Shares provided all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The MSCI EAFE Index (Europe, Australasia, Far
                           East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.



                           Sources for all statistical data -- Marsico Capital Management, LLC and Causeway Capital
                           Management LLC.



                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           SOME OF THE COUNTRIES THE FUND INVESTS IN ARE CONSIDERED EMERGING
                           ECONOMIES, WHICH MEANS THERE MAY BE GREATER RISKS ASSOCIATED WITH
                           INVESTING THERE THAN IN MORE DEVELOPED COUNTRIES. IN ADDITION,
                           CONCENTRATION OF INVESTMENTS IN A SINGLE REGION MAY RESULT IN GREATER
                           VOLATILITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY (continued)


                           restaurants and leisure; retailing; and household and personal products industries were the best performers in this segment of the portfolio.

                           The Causeway portfolio outperformed the index primarily through superior stock selection among its investments in European companies. Holdings in telecommunications services, banks, capital goods and diversified financials industries contributed to its outperformance.

                           WHAT FACTORS PROVED TO BE FAVORABLE TO FUND
                           PERFORMANCE?****

                           Within the Marsico Capital portfolio, stock selection and an emphasis on the hotels, restaurants and leisure industry group helped performance. Holdings in Wynn Resorts and Shangri-La Asia emerged as the two largest contributors to performance on an individual stock level. Positions in Japanese retailer Yamada Denki, Swiss bank UBS AG, energy company Total SA and Shoppers Drug Mart, a Canadian drug store chain, were also strong performers.

                           The single largest contributor to Causeway's performance was Spanish travel reservations system provider, Amadeus Global Travel. Amadeus was the subject of a buyout by a consortium of private equity firms during the period. Other top contributors included French toll road operator Vinci SA, Dutch financial services giant ING Groep NV, Allied Irish Banks and Spanish tobacco company, Altadis SA.

                           WHAT FACTORS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           Media holdings EMI Group, and Yamaha were among the largest detractors from performance. Stock selection in the financials sector also had a significantly negative effect on results. The portfolio had little exposure to energy companies, which were strong performers, during most of the period. A decision to increase these holdings hurt the fund's return when the sector later cooled. An overweight in the semiconductor and semiconductor equipment industry hurt performance, as did positioning in the industrial and utilities sector. The fund's investments in South Korea and Canada, which are not represented in the benchmark, also hindered performance because they underperformed.

                           DID CURRENCY HAVE AN IMPACT ON THE FUND'S
                           PERFORMANCE?

                           Currency factors had a material negative impact on the Marsico Capital portfolio's performance. Although it stabilized late in the reporting period, the US dollar weakened considerably compared to several major world currencies. This had a particularly negative effect on several of the Marsico Capital portfolio's dollar-based positions such as Tyco International (no longer held at March 31, 2005), NTL, and Wynn Resorts, as well as certain holdings whose "home" currency tends to be highly correlated with the dollar. However, the decline in the U.S. dollar had a generally positive effect on the Causeway portfolio.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           Overall, holdings are widely diversified. As of March 31, 2005, sector allocations in the Marsico Capital portion of the fund emphasized investments in financial,

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 18

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY (continued)


                           consumer discretionary and energy companies. The Causeway portion of the fund has emphasized pharmaceuticals, tobacco, utilities, airport and toll road concessions management, mail delivery and logistics and telecommunications services.

                            ---------------------------------------------------

                           The fund is managed by Marsico Capital and Causeway; both are investment sub-advisors to the fund. Each sub-advisor manages approximately one-half of the fund's assets. James G. Gendelman manages Marsico Capital's portion of Nations International Equity Fund. He has been with Marsico Capital since April 2000. James Doyle, Jonathan Eng, Harry Hartford and Sarah Ketterer have co-managed Causeway's portion of Nations International Equity Fund since May 2004. They have all been with Causeway since July 2001.

NATIONS INTERNATIONAL

EQUITY FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-2 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,131.49      1,020.04        5.21         4.94               0.98
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,129.54      1,018.80        6.53         6.19               1.23
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,125.80      1,015.06       10.49         9.95               1.98
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,125.11      1,015.06       10.49         9.95               1.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

NATIONS INTERNATIONAL

EQUITY FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS INTERNATIONAL

EQUITY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 3.1%  Hong Kong
 3.3%  Ireland
 3.8%  South Korea
 4.9%  Canada
 5.1%  Netherlands
 7.5%  Switzerland
12.8%  France
13.0%  United States
13.9%  Japan
21.2%  United Kingdom
11.4%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            ---------------------------------------------------
                                                                             1 Sanofi-Aventis SA                           2.9%
                                                                            ---------------------------------------------------
                                                                             2 Vinci SA                                    2.8%
                                                                            ---------------------------------------------------
                                                                             3 UBS AG                                      2.3%
                                                                            ---------------------------------------------------
                                                                             4 Promise                                     2.0%
                                                                            ---------------------------------------------------
                                                                             5 Samsung Electronics                         1.8%
                                                                            ---------------------------------------------------
                                                                             6 Enterprise Inns                             1.8%
                                                                            ---------------------------------------------------
                                                                             7 Astellas Pharma                             1.7%
                                                                            ---------------------------------------------------
                                                                             8 Total SA                                    1.7%
                                                                            ---------------------------------------------------
                                                                             9 Takefuji                                    1.4%
                                                                            ---------------------------------------------------
                                                                            10 GlaxoSmithKline                             1.3%
                                                                            ---------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS INTERNATIONAL

EQUITY FUND


PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                           NATIONS INTERNATIONAL EQUITY                               LIPPER INTERNATIONAL LARGE-
                                                       FUND                    MSCI EAFE INDEX          CAP CORE FUNDS AVERAGE
                                           ----------------------------        ---------------        ---------------------------
Mar. 31 1995                                           9425                         10000                        10000
                                                      11258                         11233                        11791
1997                                                  11380                         11396                        12974
                                                      13174                         13517                        15673
1999                                                  13647                         14336                        15883
                                                      19043                         17933                        21629
2001                                                  13799                         13295                        15676
                                                      12979                         12221                        14385
2003                                                  10032                          9338                        10780
                                                      15319                         14711                        16031
Mar. 31 2005                                          16985                         16929                        17857

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                           NATIONS INTERNATIONAL EQUITY                               LIPPER INTERNATIONAL LARGE-
                                                       FUND                    MSCI EAFE INDEX          CAP CORE FUNDS AVERAGE
                                           ----------------------------        ---------------        ---------------------------
Mar. 31 1995                                          10000                         10000                        10000
                                                      11945                         11233                        11791
1997                                                  12074                         11396                        12974
                                                      13978                         13517                        15673
1999                                                  14480                         14336                        15883
                                                      20205                         17933                        21629
2001                                                  14641                         13295                        15676
                                                      13771                         12221                        14385
2003                                                  10644                          9338                        10780
                                                      16254                         14711                        16031
Mar. 31 2005                                          18022                         16929                        17857


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

10-YEAR                                                       NAV**     MOP*
(3/31/95 through
 3/31/05)                                                     6.07%     5.44%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Equity Fund over the last 10 years. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Large-Cap Core Funds Average invest their assets in securities with primary trading markets outside of the United States. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                     INVESTOR A                 INVESTOR B                  INVESTOR C
                                 PRIMARY A        NAV**        MOP*         NAV**        CDSC***        NAV**        CDSC***
Inception date                    12/2/91              6/3/92                     6/7/93                      6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                 11.10%         10.88%        4.52%       10.09%         5.09%        10.00%         9.00%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             9.31%          9.38%        7.24%        8.21%         7.35%         8.75%         8.75%
5 YEARS                            -2.20%         -2.26%       -3.41%       -3.16%        -3.52%        -2.90%        -2.90%
10 YEARS                            6.21%          6.07%        5.44%        5.16%         5.16%         5.35%         5.35%
SINCE INCEPTION                     5.98%          5.70%        5.21%        5.15%         5.15%         5.19%         5.19%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY*

                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks long-term capital growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Marsico International Opportunities Fund Investor A Shares provided shareholders with a total return of 5.24%.**

--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Marsico Capital Management, LLC (Marsico Capital) combines top-down economic analysis with bottom-up stock selection. Marsico Capital's top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In evaluating a particular company, Marsico Capital may look for qualities such as specific market expertise or dominance, franchise durability, pricing power, solid fundamentals, strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12-month period ended March 31, 2005, Nations Marsico International Opportunities Fund (Investor A Shares) had a total return of 5.24%. This return compares with the MSCI EAFE Index, the fund's benchmark, which returned 15.06%.***

                           Investments in the hotels, restaurants and leisure; retailing; and household and personal products industry groups were the primary contributors to the fund's performance for the reporting period. The fund underperformed its benchmark primarily because of disappointing returns for its investments in the financials, information technology and energy sectors.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The MSCI EAFE Index (Europe, Australasia, Far
                           East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC.



                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN
                           TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES
                           IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           SOME OF THE COUNTRIES THE FUND INVESTS IN ARE CONSIDERED EMERGING ECONOMIES, WHICH MEANS THERE MAY BE GREATER RISKS ASSOCIATED WITH INVESTING THERE THAN IN MORE DEVELOPED COUNTRIES. IN ADDITION, CONCENTRATION OF INVESTMENTS IN A SINGLE REGION MAY RESULT IN GREATER VOLATILITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           WHAT FACTORS PROVED TO BE FAVORABLE TO FUND
                           PERFORMANCE?****

                           The fund did well by owning more hotels, restaurants and leisure stocks than its benchmark. Stock selection within the sector was also a positive factor for performance. Positions in Wynn Resorts and Shangri-La Asia were the two largest contributors to the fund's performance. A position in Japanese retailer Yamada Denki led the retailing industry to contribute to the fund's performance results for the period. Within the household and personal products industry, the fund's position in Shoppers Drug Mart was also a strong performer.

                           WHAT FACTORS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           Stock selection in the financials sector detracted from investment results. Positions in Kookmin Bank (no longer held at March 31, 2005) and Mitsubishi Tokyo Financial Group had the largest negative effect on the fund's performance for the reporting period. An overweight investment posture (as compared to the fund's benchmark index) in the semiconductor and semiconductor equipment industry was the primary reason that the fund trailed the benchmark. Other factors, such as stock selection and underweights in the industrials and utilities sectors, also hindered performance.

                           DID CURRENCY HAVE AN IMPACT ON THE FUND'S
                           PERFORMANCE?

                           Currency factors had a material negative impact on the fund's performance. Although it stabilized late in the reporting period, the US dollar weakened considerably compared to several major world currencies. This had a particularly negative effect on several of the Fund's dollar-based positions such as Tyco International (no longer held at March 31,
                           2005), NTL and Wynn Resorts, as well as certain holdings whose "home" currency tends to be highly correlated with the dollar.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           As of March 31, 2005, the fund's sector allocation emphasized the financials, consumer discretionary and energy sectors. In addition, the fund's holdings remain widely diversified in that every one of the ten major sector groups is represented in the fund.
                            ---------------------------------------------------

                           Marsico Capital is the investment sub-advisor to Nations Marsico International Opportunities Fund. James G. Gendelman has managed the fund since August 2000 and has been with Marsico Capital since April 2000.

                           ****Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,103.12      1,019.35        5.87         5.64               1.12
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,101.37      1,018.10        7.18         6.89               1.37
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,097.73      1,014.41       11.04        10.60               2.11
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,096.63      1,014.41       11.03        10.60               2.11

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 3.1%  Italy
 3.7%  Mexico
 3.8%  Germany
 4.2%  Hong Kong
 7.1%  Canada
 8.6%  Switzerland
13.1%  United Kingdom
13.8%  France
15.1%  United States
17.7%  Japan
 9.8%  Other

PORTFOLIO HOLDINGS ARE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  UBS AG                                  4.8%
                                                                            -------------------------------------------------
                                                                              2  Enterprise Inns                         3.6%
                                                                            -------------------------------------------------
                                                                              3  Vinci SA                                3.4%
                                                                            -------------------------------------------------
                                                                              4  Sanofi-Aventis SA                       3.0%
                                                                            -------------------------------------------------
                                                                              5  InterContinental Hotels Group           2.7%
                                                                            -------------------------------------------------
                                                                              6  Canadian National Railway               2.5%
                                                                            -------------------------------------------------
                                                                              7  Total SA                                2.5%
                                                                            -------------------------------------------------
                                                                              8  Promise                                 2.4%
                                                                            -------------------------------------------------
                                                                              9  Yamada Denki                            2.3%
                                                                            -------------------------------------------------
                                                                             10  Swiss Life Holding                      2.3%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE SECURITIES IN WHICH THE FUND
                                                                            INVESTS.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS MARSICO
                                            INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL MULTI-
                                                       FUND                    MSCI EAFE INDEX             CAP FUNDS AVERAGE
                                            ---------------------------        ---------------        ---------------------------
Aug. 1 2000                                             9425                        10000                        10000
2001                                                    7549                         8058                         7357
2002                                                    7842                         7407                         6788
2003                                                    6531                         5660                         5072
2004                                                   10507                         8916                         7894
Mar. 31 2005                                           11058                        10259                         8698

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                  NATIONS MARSICO
                                            INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL MULTI-
                                                       FUND                    MSCI EAFE INDEX             CAP FUNDS AVERAGE
                                            ---------------------------        ---------------        ---------------------------
Aug. 1 2000                                            10000                        10000                        10000
2001                                                    8010                         8058                         7357
2002                                                    8320                         7407                         6788
2003                                                    6930                         5660                         5072
2004                                                   11148                         8916                         7894
Mar. 31 2005                                           11733                        10259                         8698


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (8/1/00 through
      3/31/05)              3.48%     2.18%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico International Opportunities Fund from the inception of the share class. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Multi-Cap Funds Average invest their assets in securities with primary trading markets outside of the United States. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                 INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                      8/1/00               8/1/00                     8/1/00                     8/1/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   5.55%          5.24%       -0.78%        4.45%       -0.55%         4.45%        3.45%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             12.43%         12.14%        9.94%       11.29%       10.48%        11.29%       11.29%
SINCE INCEPTION                      3.76%          3.48%        2.18%        2.71%        2.32%         2.71%        2.71%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Global Value Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 98.6%
             CONSUMER DISCRETIONARY -- 11.3%
             AUTO COMPONENTS -- 0.5%
   135,100   Goodyear Tire & Rubber Co.(a)(b)..............................   $  1,804
                                                                              --------
             AUTOMOBILES -- 5.6%
   156,800   DaimlerChrysler AG............................................      7,045
   370,700   Ford Motor Co. ...............................................      4,200
   118,500   General Motors Corp.(b).......................................      3,483
   154,700   Volkswagen AG.................................................      7,383
                                                                              --------
                                                                                22,111
                                                                              --------
             HOUSEHOLD DURABLES -- 1.0%
   270,000   Matsushita Electric Industrial Co., Ltd. .....................      3,988
                                                                              --------
             LEISURE EQUIPMENT AND PRODUCTS -- 1.1%
   121,000   Fuji Photo Film Co., Ltd. ....................................      4,434
                                                                              --------
             MULTILINE RETAIL -- 2.3%
 1,359,961   Marks & Spencer Group PLC.....................................      8,891
                                                                              --------
             SPECIALTY RETAIL -- 0.8%
   127,200   Toys "R" Us, Inc.(a)..........................................      3,277
                                                                              --------
                                                                                44,505
                                                                              --------
             CONSUMER STAPLES -- 18.0%
             FOOD AND STAPLES RETAILING -- 9.5%
   345,900   Albertson's, Inc.(b)..........................................      7,143
 1,079,400   J. Sainsbury PLC..............................................      5,900
   374,580   Koninklijke Ahold NV(a).......................................      3,145
   136,120   Koninklijke Ahold NV(a)(c)....................................      1,143
   641,319   Kroger Co.(a).................................................     10,280
   534,200   Safeway, Inc.(a)..............................................      9,899
                                                                              --------
                                                                                37,510
                                                                              --------
             FOOD PRODUCTS -- 6.8%
    48,300   Nestle SA, Registered Shares..................................     13,261
   162,400   Unilever NV...................................................     11,081
   246,100   Unilever PLC..................................................      2,432
                                                                              --------
                                                                                26,774
                                                                              --------
             TOBACCO -- 1.7%
   102,500   Altria Group, Inc. ...........................................      6,702
                                                                              --------
                                                                                70,986
                                                                              --------
             ENERGY -- 2.3%
             OIL AND GAS -- 2.3%
   347,900   El Paso Corp.(b)..............................................      3,681
    40,600   Lukoil, ADR...................................................      5,497
                                                                              --------
                                                                                 9,178
                                                                              --------
             FINANCIALS -- 20.8%
             COMMERCIAL BANKS -- 10.8%
   226,679   ABN AMRO Holding NV...........................................      5,639
   890,178   Banca Intesa S.p.A. ..........................................      4,535

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             COMMERCIAL BANKS -- (CONTINUED)
   367,780   Banco Bilbao Vizcaya Argentaria SA............................   $  6,003
   242,100   Banco Santander Central Hispano SA............................      2,954
   258,100   Bayerische Vereinsbank AG(a)..................................      6,323
    64,525   Hypo Real Estate Holding AG...................................      2,672
       755   Mitsubishi Tokyo Financial Group, Inc. .......................      6,565
     1,144   Sumitomo Mitsui Financial Group, Inc.(b)......................      7,765
                                                                              --------
                                                                                42,456
                                                                              --------
             DIVERSIFIED FINANCIAL SERVICES -- 1.2%
    73,186   ING Groep NV..................................................      2,216
    72,700   JPMorgan Chase & Co. .........................................      2,516
                                                                              --------
                                                                                 4,732
                                                                              --------
             INSURANCE -- 8.8%
   711,600   Aegon NV......................................................      9,627
    56,600   Loews Corp. ..................................................      4,162
       596   Millea Holdings, Inc. ........................................      8,693
    22,000   Muenchener Rueckversicherungs AG, Registered Shares...........      2,651
    39,600   Zurich Financial Services AG(a)...............................      6,974
    15,400   Zurich Financial Services AG(a)(c)............................      2,712
                                                                              --------
                                                                                34,819
                                                                              --------
                                                                                82,007
                                                                              --------
             HEALTH CARE -- 15.5%
             HEALTH CARE PROVIDERS AND SERVICES -- 1.5%
   509,400   Tenet Healthcare Corp.(a)(b)..................................      5,873
                                                                              --------
             PHARMACEUTICALS -- 14.0%
   325,600   Bristol-Myers Squibb Co. .....................................      8,290
   491,200   GlaxoSmithKline PLC...........................................     11,259
   299,300   Merck & Co., Inc. ............................................      9,688
   296,000   Pfizer, Inc. .................................................      7,776
   133,500   Sankyo Co., Ltd. .............................................      2,821
    61,949   Sanofi-Aventis................................................      5,237
   554,900   Schering-Plough Corp. ........................................     10,072
                                                                              --------
                                                                                55,143
                                                                              --------
                                                                                61,016
                                                                              --------
             INDUSTRIALS -- 5.2%
             AEROSPACE AND DEFENSE -- 3.1%
 2,519,100   BAE Systems PLC...............................................     12,353
                                                                              --------
             ELECTRICAL EQUIPMENT -- 2.1%
 1,298,000   Hitachi Ltd. .................................................      8,082
                                                                              --------
                                                                                20,435
                                                                              --------
             INFORMATION TECHNOLOGY -- 4.0%
             COMMUNICATIONS EQUIPMENT -- 1.8%
   587,600   Alcatel SA(a).................................................      7,148
                                                                              --------
             IT SERVICES -- 0.4%
   201,500   Unisys Corp.(a)...............................................      1,423
                                                                              --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations Global Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             OFFICE ELECTRONICS -- 0.9%
   249,700   Xerox Corp.(a)................................................   $  3,783
                                                                              --------
             SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 0.9%
   330,000   Micron Technology, Inc.(a)....................................      3,412
                                                                              --------
                                                                                15,766
                                                                              --------
             MATERIALS -- 0.9%
             CHEMICALS -- 0.9%
    80,800   Akzo Nobel NV.................................................      3,698
                                                                              --------
             TELECOMMUNICATION SERVICES -- 19.9%
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 19.9%
   312,800   BellSouth Corp. ..............................................      8,224
    49,700   Brasil Telecom Participacoes SA, ADR..........................      1,623
 1,664,893   BT Group PLC..................................................      6,465
   426,603   Deutsche Telekom AG, Registered Shares(a).....................      8,544
    22,790   KT Corp. .....................................................        884
   272,820   KT Corp., ADR.................................................      5,814
     2,231   Nippon Telegraph & Telephone Corp. ...........................      9,783
   285,500   SBC Communications, Inc. .....................................      6,763
   342,100   Tele Norte Leste Participacoes SA, ADR........................      5,292
 1,911,493   Telecom Italia S.p.A. ........................................      7,266
   498,341   Telefonica SA.................................................      8,705
   167,500   Telefonos de Mexico SA de CV, ADR.............................      5,784
    92,800   Verizon Communications, Inc. .................................      3,294
                                                                              --------
                                                                                78,441
                                                                              --------
             UTILITIES -- 0.7%
             ELECTRIC UTILITIES -- 0.7%
    33,810   E.ON AG.......................................................      2,903
                                                                              --------
             TOTAL COMMON STOCKS
               (Cost $331,216).............................................    388,935
                                                                              --------

                                                                                VALUE
  SHARES                                                                        (000)
---------------------------------------------------------------------------------------
             INVESTMENT MANAGEMENT COMPANY -- 1.4%
 5,461,000   Nations Cash Reserves, Capital Class Shares(d)................   $  5,461
                                                                              --------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost $5,461)...............................................      5,461
                                                                              --------
   PAR
  (000)
----------
             REPURCHASE AGREEMENTS(E) -- 4.6%
$    4,804   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
               $4,850 (repurchase proceeds $4,804).........................      4,804
     5,765   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Government Agency securities with various maturities to
               05/20/33, market value $5,841 (repurchase proceeds
               $5,765).....................................................      5,765
     7,507   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Government Agency securities with various maturities to
               03/31/35, market value $7,625 (repurchase proceeds
               $7,508).....................................................      7,507
                                                                              --------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $18,076)..............................................     18,076
                                                                              --------
             TOTAL INVESTMENTS
               (Cost $354,753)(f)................................     104.6%   412,472
             OTHER ASSETS AND LIABILITIES (NET)..................      (4.6)%  (18,281)
                                                                              --------
             NET ASSETS..........................................     100.0%  $394,191
                                                                              ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Global Value Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


---------------
Notes to Investment Portfolio:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $18,852 and $17,575, respectively.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $3,855, which represents 1.0% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 9).

 (f)
  Cost for federal income tax purposes is $354,753. See Note 5 for additional information.

SUMMARY OF SECURITIES                                 % OF TOTAL
BY COUNTRY                                  VALUE     INVESTMENTS
-----------------------------------------------------------------
United States*                             $149,280          36.2%
Japan                                        52,131          12.6
United Kingdom                               47,299          11.5
Germany                                      37,521           9.1
Netherlands                                  36,550           8.8
Switzerland                                  22,947           5.6
Spain                                        17,663           4.3
France                                       12,385           3.0
Italy                                        11,802           2.9
Brazil                                        6,915           1.7
South Korea                                   6,698           1.6
Mexico                                        5,784           1.4
Russia                                        5,497           1.3
                                           ----------------------
                                           $412,472         100.0%
                                           ----------------------

 *Includes Short-Term Obligations.

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ABBREVIATION:

ADR  --   American Depositary Receipt

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations International Value Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 100.0%
            Investment in Nations Master Investment Trust,
              International Value Master Portfolio*.......................   $3,761,650
                                                                             ----------
            TOTAL INVESTMENTS...................................     100.1%   3,761,650
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)............     (0.1)%      (2,926)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $3,758,724
                                                                             ==========

---------------

 *
 The financial statements of the International Value Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Value Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Equity Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              COMMON STOCKS -- 95.3%
              CONSUMER DISCRETIONARY -- 15.8%
              AUTOMOBILES -- 1.6%
    225,000   Honda Motor Co., Ltd. ........................................   $   11,296
     97,725   Regie National Usines Renault.................................        8,751
                                                                               ----------
                                                                                   20,047
                                                                               ----------
              HOTELS, RESTAURANTS AND LEISURE -- 5.4%
  1,508,949   Enterprise Inns PLC...........................................       21,984
  1,386,995   InterContinental Hotels Group PLC.............................       16,184
    121,972   Kerzner International Ltd.(a).................................        7,468
  7,001,518   Shangri-La Asia Ltd.(b).......................................       10,234
  1,608,000   Shangri-La Asia Ltd.(b)(c)....................................        2,350
    137,759   Wynn Resorts Ltd.(a)..........................................        9,332
                                                                               ----------
                                                                                   67,552
                                                                               ----------
              HOUSEHOLD DURABLES -- 2.2%
    457,219   Koninklijke Philips Electronics NV............................       12,627
     65,000   Sony Corp. ...................................................        2,595
    433,480   Thomson.......................................................       11,718
                                                                               ----------
                                                                                   26,940
                                                                               ----------
              LEISURE EQUIPMENT AND PRODUCTS -- 0.6%
    726,500   Konica Minolta Holdings, Inc. ................................        7,363
                                                                               ----------
              MEDIA -- 3.8%
  1,359,682   EMI Group PLC.................................................        6,070
    195,982   Grupo Televisa SA, ADR........................................       11,524
    337,854   JC Decaux SA(a)...............................................        9,246
    183,990   Reed Elsevier NV..............................................        2,781
    821,900   Reed Elsevier PLC.............................................        8,519
  1,171,100   Reuters Group PLC.............................................        9,029
                                                                               ----------
                                                                                   47,169
                                                                               ----------
              SPECIALTY RETAIL -- 2.2%
  1,820,022   Kingfisher PLC................................................        9,930
    141,086   Natura Cosmeticos SA..........................................        3,853
    264,500   Yamada Denki Co., Ltd. .......................................       13,898
                                                                               ----------
                                                                                   27,681
                                                                               ----------
                                                                                  196,752
                                                                               ----------
              CONSUMER STAPLES -- 5.1%
              BEVERAGES -- 0.6%
    497,075   Diageo PLC....................................................        7,007
                                                                               ----------
              FOOD AND STAPLES RETAILING -- 0.5%
    124,690   Carrefour SA..................................................        6,634
                                                                               ----------
              FOOD PRODUCTS -- 1.3%
     72,284   Unilever NV...................................................        4,933
  1,209,864   Unilever PLC..................................................       11,957
                                                                               ----------
                                                                                   16,890
                                                                               ----------
              HOUSEHOLD PRODUCTS -- 0.6%
    226,727   Reckitt Benckiser PLC.........................................        7,206
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              PERSONAL PRODUCTS -- 0.5%
    177,077   Shoppers Drug Mart Corp. .....................................   $    5,907
                                                                               ----------
              TOBACCO -- 1.6%
    146,632   Altadis SA(b).................................................        6,012
    724,994   British American Tobacco PLC..................................       12,781
         86   Japan Tobacco, Inc. ..........................................          957
                                                                               ----------
                                                                                   19,750
                                                                               ----------
                                                                                   63,394
                                                                               ----------
              ENERGY -- 7.9%
              ENERGY EQUIPMENT AND SERVICES -- 0.5%
  1,230,276   British Energy Group PLC(a)(b)................................        6,463
                                                                               ----------
              OIL AND GAS -- 7.4%
    574,091   BP PLC........................................................        5,950
    131,432   CNOOC Ltd.(b).................................................        7,191
 18,120,000   PetroChina Co., Ltd. .........................................       11,268
    169,339   Petroleo Brasileiro SA, ADR(b)................................        7,481
     81,950   Royal Dutch Petroleum Co. ....................................        4,912
    476,723   Sasol Ltd. ...................................................       11,125
  1,150,900   Shell Transport & Trading Co. PLC.............................       10,330
    367,655   Talisman Energy, Inc. ........................................       12,578
     87,827   Total SA......................................................       20,603
                                                                               ----------
                                                                                   91,438
                                                                               ----------
                                                                                   97,901
                                                                               ----------
              FINANCIALS -- 27.9%
              CAPITAL MARKETS -- 3.3%
    215,400   Credit Suisse Group...........................................        9,280
     80,319   Macquarie Bank Ltd. ..........................................        2,984
    343,416   UBS AG........................................................       29,101
                                                                               ----------
                                                                                   41,365
                                                                               ----------
              COMMERCIAL BANKS -- 10.5%
    306,330   ABN AMRO Holding NV...........................................        7,620
    503,219   Allied Irish Banks PLC........................................       10,562
    513,018   Anglo Irish Bank Corp. PLC....................................       12,882
  1,291,250   Banca Intesa S.p.A. ..........................................        6,578
    260,956   Bayerische Vereinsbank AG(a)..................................        6,393
    141,837   BNP Paribas...................................................       10,074
    525,120   Depfa Bank PLC................................................        8,326
    260,606   Erste Bank der oesterreichischen
                Sparkassen AG...............................................       13,667
    377,092   ForeningsSparbanken AB........................................        8,941
    337,279   ICICI Bank Ltd., ADR..........................................        6,988
  1,035,618   Lloyds TSB Group PLC..........................................        9,355
      1,333   Mitsubishi Tokyo Financial Group, Inc. .......................       11,590
    352,896   Royal Bank of Scotland Group PLC..............................       11,229
    638,000   United Overseas Bank Ltd. ....................................        5,570
                                                                               ----------
                                                                                  129,775
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations International Equity Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- 5.0%
     81,080   Acom Co. Ltd. ................................................   $    5,496
    427,067   ING Groep NV..................................................       12,932
    367,750   Promise Co., Ltd. ............................................       25,202
    262,700   Takefuji Corp. ...............................................       17,733
                                                                               ----------
                                                                                   61,363
                                                                               ----------
              INSURANCE -- 6.1%
    789,294   Aviva PLC.....................................................        9,471
    430,763   AXA SA........................................................       11,505
    234,400   Manulife Financial Corp.(b)...................................       11,189
        464   Millea Holdings, Inc. ........................................        6,767
    512,665   Riunione Adriatica di Sicurta S.p.A. .........................       12,093
     91,165   Swiss Life Holding(a).........................................       13,752
     65,384   Zurich Financial Services AG(a)...............................       11,514
                                                                               ----------
                                                                                   76,291
                                                                               ----------
              REAL ESTATE -- 3.0%
  8,579,000   CapitaLand Ltd.(b)............................................       12,224
  4,001,872   Hang Lung Properties Ltd. ....................................        5,798
  1,946,000   Henderson Land Development Co. Ltd. ..........................        8,658
    927,000   Sumitomo Realty & Development Co. Ltd. .......................       11,215
                                                                               ----------
                                                                                   37,895
                                                                               ----------
                                                                                  346,689
                                                                               ----------
              HEALTH CARE -- 7.1%
              PHARMACEUTICALS -- 7.1%
    612,800   Astellas Pharma, Inc. ........................................       20,797
    720,960   GlaxoSmithKline PLC...........................................       16,524
    179,763   Novartis AG...................................................        8,416
    424,048   Sanofi-Aventis................................................       35,850
     91,051   Schering AG...................................................        6,071
                                                                               ----------
                                                                                   87,658
                                                                               ----------
              INDUSTRIALS -- 11.0%
              AEROSPACE AND DEFENSE -- 0.9%
  2,187,792   BAE Systems PLC...............................................       10,728
                                                                               ----------
              AIR FREIGHT AND LOGISTICS -- 1.8%
    409,608   Deutsche Post AG..............................................        9,998
    447,264   TPG NV........................................................       12,759
                                                                               ----------
                                                                                   22,757
                                                                               ----------
              AIRLINES -- 0.4%
  1,070,900   British Airways PLC(a)........................................        5,342
                                                                               ----------
              BUILDING PRODUCTS -- 1.1%
    326,323   CRH PLC.......................................................        8,597
      6,790   Geberit AG....................................................        4,990
                                                                               ----------
                                                                                   13,587
                                                                               ----------
              COMMERCIAL SERVICES AND SUPPLIES -- 0.4%
    246,805   Vedior NV.....................................................        4,401
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              CONSTRUCTION AND ENGINEERING -- 3.2%
    319,300   Barratt Developments PLC......................................   $    3,979
    242,334   Vinci SA......................................................       35,022
                                                                               ----------
                                                                                   39,001
                                                                               ----------
              ELECTRICAL EQUIPMENT -- 0.6%
    116,319   Fanuc Ltd. ...................................................        7,297
                                                                               ----------
              MARINE -- 0.0%
      5,350   Frontline Ltd. ...............................................          257
      1,872   Ship Finance International Ltd. ..............................           38
                                                                               ----------
                                                                                      295
                                                                               ----------
              ROAD AND RAIL -- 1.2%
    240,837   Canadian National Railway Co. ................................       15,247
                                                                               ----------
              TRANSPORTATION INFRASTRUCTURE -- 1.4%
    844,850   BAA PLC.......................................................        9,315
  1,769,032   Macquarie Airports............................................        4,475
    122,502   Macquarie Airports(c).........................................          310
  1,225,550   Macquarie Infrastructure Group................................        3,413
                                                                               ----------
                                                                                   17,513
                                                                               ----------
                                                                                  136,168
                                                                               ----------
              INFORMATION TECHNOLOGY -- 6.8%
              COMMUNICATIONS EQUIPMENT -- 0.5%
    214,109   Telefonaktiebolaget LM
                Ericsson, ADR(b)............................................        6,038
                                                                               ----------
              COMPUTERS AND PERIPHERALS -- 0.7%
    115,667   Research In Motion Ltd.(a)....................................        8,839
                                                                               ----------
              ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.3%
    533,920   Celestica, Inc. ..............................................        7,176
     38,700   Keyence Corp. ................................................        8,987
                                                                               ----------
                                                                                   16,163
                                                                               ----------
              INTERNET SOFTWARE AND SERVICES -- 0.5%
    137,000   Trend Micro, Inc. ............................................        5,905
                                                                               ----------
              OFFICE ELECTRONICS -- 1.2%
    285,342   Canon, Inc. ..................................................       15,340
                                                                               ----------
              SEMICONDUCTORS AND
                SEMICONDUCTOR EQUIPMENT -- 2.6%
  4,573,286   ARM Holdings PLC..............................................        9,095
     45,532   Samsung Electronics Co., Ltd. ................................       22,508
                                                                               ----------
                                                                                   31,603
                                                                               ----------
                                                                                   83,888
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Equity Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              MATERIALS -- 3.4%
              CHEMICALS -- 2.9%
    475,251   BOC Group PLC.................................................   $    9,151
    144,827   Lonza Group AG, Registered Shares.............................        8,894
    422,981   Reliance Industries Ltd., GDR(b)(c)...........................       10,787
     67,558   Syngenta AG(a)................................................        7,079
                                                                               ----------
                                                                                   35,911
                                                                               ----------
              METALS AND MINING -- 0.5%
    443,384   BHP Billiton PLC..............................................        5,957
                                                                               ----------
                                                                                   41,868
                                                                               ----------
              TELECOMMUNICATION SERVICES -- 8.6%
              DIVERSIFIED TELECOMMUNICATION SERVICES -- 6.8%
  2,396,500   BT Group PLC..................................................        9,306
    201,039   Cesky Telecom AS, GDR,
                Registered Shares(b)(c).....................................        3,780
  3,074,000   China Netcom Corp., Ltd.(a)...................................        4,316
     31,948   France Telecom SA.............................................          959
    290,760   France Telecom SA(c)..........................................        8,729
    154,110   KT Corp. .....................................................        5,979
     91,745   NTL, Inc.(a)..................................................        5,841
    712,010   Portugal Telecom SGPS SA......................................        8,365
     43,076   SK Telecom Co., Ltd. .........................................        7,254
  2,761,018   Telecom Corp. of New Zealand Ltd. ............................       11,929
    509,035   Telefonica SA.................................................        8,892
  1,011,420   Telenor ASA(b)................................................        9,130
                                                                               ----------
                                                                                   84,480
                                                                               ----------
              WIRELESS TELECOMMUNICATION SERVICES -- 1.8%
    208,678   America Movil SA de CV, ADR...................................       10,768
  4,386,196   Vodafone Group PLC............................................       11,645
                                                                               ----------
                                                                                   22,413
                                                                               ----------
                                                                                  106,893
                                                                               ----------
              UTILITIES -- 1.7%
              ELECTRIC UTILITIES -- 0.5%
    315,870   Enel S.p.A. ..................................................        3,030
    310,530   Enel S.p.A.(c)................................................        2,978
                                                                               ----------
                                                                                    6,008
                                                                               ----------
              GAS UTILITIES -- 1.2%
  2,065,764   Centrica PLC..................................................        9,007
    434,087   Enagas........................................................        6,635
                                                                               ----------
                                                                                   15,642
                                                                               ----------
                                                                                   21,650
                                                                               ----------
              TOTAL COMMON STOCKS
                (Cost $1,015,225)...........................................    1,182,861
                                                                               ----------

                                                                                  VALUE
  SHARES                                                                          (000)
------------------------------------------------------------------------------------------
              INVESTMENT MANAGEMENT COMPANY -- 4.8%
 59,456,000   Nations Cash Reserves,
                Capital Class Shares(d).....................................   $   59,456
                                                                               ----------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost $59,456)..............................................       59,456
                                                                               ----------
              PREFERRED STOCK -- 0.8%
              HEALTH CARE -- 0.8%
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.8%
     88,635   Fresenius AG..................................................       10,308
                                                                               ----------
              TOTAL PREFERRED STOCK
                (Cost $9,317)...............................................       10,308
                                                                               ----------
    PAR
   (000)
-----------
              REPURCHASE AGREEMENTS(E) -- 6.4%
$    20,934   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
                $21,133 (repurchase proceeds $20,936).......................       20,934
     25,121   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Government Agency securities with various maturities to
                05/20/33, market value $25,451 (repurchase proceeds
                $25,123)....................................................       25,121
     32,705   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Government Agency securities with various maturities to
                03/31/35, market value $33,221 (repurchase proceeds
                $32,708)....................................................       32,705
                                                                               ----------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $78,760)..............................................       78,760
                                                                               ----------
              TOTAL INVESTMENTS
                (Cost $1,162,758)(f)..............................     107.3%   1,331,385
              OTHER ASSETS AND LIABILITIES (NET)..................      (7.3)%    (90,608)
                                                                               ----------
              NET ASSETS..........................................     100.0%  $1,240,777
                                                                               ==========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations International Equity Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


---------------
Notes to Investment Portfolio:

(a)
  Non-income producing security.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $64,696 and $76,458 respectively.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $28,934, which represents 2.3% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 9).

 (f)
  Cost for federal income tax purposes is $1,172,408. See Note 5 for additional information.

SUMMARY OF SECURITIES                                  % OF TOTAL
BY COUNTRY                                  VALUE      INVESTMENTS
------------------------------------------------------------------
United Kingdom                            $  263,514          19.8%
Japan                                        172,437          13.0
United States*                               160,858          12.1
France                                       159,093          12.0
Switzerland                                   93,028           7.0
Netherlands                                   62,965           4.7
Canada                                        60,974           4.6
South Korea                                   46,866           3.5
Ireland                                       40,366           3.0
Hong Kong                                     38,547           2.9
Germany                                       32,769           2.5
Italy                                         24,680           1.9
Mexico                                        22,292           1.7
Spain                                         21,538           1.6
Singapore                                     17,794           1.3
India                                         17,774           1.3
Sweden                                        15,236           1.1
Austria                                       13,666           1.0
New Zealand                                   11,929           0.9
Brazil                                        11,334           0.9
China                                         11,268           0.8
Australia                                     11,182           0.8
Norway                                         9,130           0.7
Portugal                                       8,365           0.6
Czech Republic                                 3,780           0.3
                                          ------------------------
                                          $1,331,385         100.0%
                                          ------------------------

 *Includes Short-Term Obligations.

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ABBREVIATIONS:

ADR  --   American Depositary Receipt
GDR  --   Global Depositary Receipt

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               COMMON STOCKS -- 94.8%
               CONSUMER DISCRETIONARY -- 22.4%
               AUTOMOBILES -- 1.4%
     175,845   Regie National Usines Renault.................................   $   15,746
                                                                                ----------
               HOTELS, RESTAURANTS AND LEISURE -- 11.2%
   2,690,977   Enterprise Inns PLC...........................................       39,204
   2,491,723   InterContinental Hotels Group PLC.............................       29,074
     219,475   Kerzner International Ltd.(a).................................       13,438
  13,355,665   Shangri-La Asia Ltd.(b).......................................       19,522
   2,104,000   Shangri-La Asia Ltd.(b)(c)....................................        3,075
     247,455   Wynn Resorts Ltd.(a)..........................................       16,763
                                                                                ----------
                                                                                   121,076
                                                                                ----------
               HOUSEHOLD DURABLES -- 2.4%
     116,900   Sony Corp. ...................................................        4,666
     778,656   Thomson.......................................................       21,050
                                                                                ----------
                                                                                    25,716
                                                                                ----------
               MEDIA -- 4.5%
   2,446,602   EMI Group PLC.................................................       10,922
     352,042   Grupo Televisa SA, ADR........................................       20,700
     605,766   JC Decaux SA(a)...............................................       16,580
                                                                                ----------
                                                                                    48,202
                                                                                ----------
               SPECIALTY RETAIL -- 2.9%
     227,611   Natura Cosmeticos SA..........................................        6,216
      17,300   Natura Cosmeticos SA(c).......................................          472
     476,800   Yamada Denki Co., Ltd. .......................................       25,053
                                                                                ----------
                                                                                    31,741
                                                                                ----------
                                                                                   242,481
                                                                                ----------
               CONSUMER STAPLES -- 2.2%
               HOUSEHOLD PRODUCTS -- 1.2%
     408,651   Reckitt Benckiser PLC(a)......................................       12,988
                                                                                ----------
               PERSONAL PRODUCTS -- 1.0%
     326,255   Shoppers Drug Mart Corp. .....................................       10,884
                                                                                ----------
                                                                                    23,872
                                                                                ----------
               ENERGY -- 10.9%
               ENERGY EQUIPMENT AND SERVICES -- 1.1%
   2,172,989   British Energy Group PLC(a)(b)................................       11,415
                                                                                ----------
               OIL AND GAS -- 9.8%
   1,036,964   BP PLC........................................................       10,747
     235,798   CNOOC Ltd.(b).................................................       12,901
     304,184   Petroleo Brasileiro SA, ADR(b)................................       13,438
     855,284   Sasol Ltd. ...................................................       19,959
     654,682   Talisman Energy, Inc. ........................................       22,397
     114,082   Total SA......................................................       26,763
                                                                                ----------
                                                                                   106,205
                                                                                ----------
                                                                                   117,620
                                                                                ----------

                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               FINANCIALS -- 30.1%
               CAPITAL MARKETS -- 5.4%
     145,073   Macquarie Bank Ltd. ..........................................   $    5,390
     617,941   UBS AG........................................................       52,363
                                                                                ----------
                                                                                    57,753
                                                                                ----------
               COMMERCIAL BANKS -- 11.1%
     919,852   Anglo Irish Bank Corp. PLC....................................       23,097
   2,323,000   Banca Intesa S.p.A. ..........................................       11,835
     469,562   Bayerische Vereinsbank AG(a)..................................       11,503
     466,845   Erste Bank der oesterreichischen Sparkassen AG................       24,482
     676,134   ForeningsSparbanken AB........................................       16,031
     606,895   ICICI Bank Ltd., ADR..........................................       12,575
       2,391   Mitsubishi Tokyo Financial Group, Inc. .......................       20,790
                                                                                ----------
                                                                                   120,313
                                                                                ----------
               DIVERSIFIED FINANCIAL SERVICES -- 3.4%
     382,250   Promise Co., Ltd. ............................................       26,196
     153,990   Takefuji Corp. ...............................................       10,394
                                                                                ----------
                                                                                    36,590
                                                                                ----------
               INSURANCE -- 5.4%
         835   Millea Holdings, Inc. ........................................       12,178
     919,220   Riunione Adriatica di Sicurta S.p.A. .........................       21,683
     164,026   Swiss Life Holding(a).........................................       24,744
                                                                                ----------
                                                                                    58,605
                                                                                ----------
               REAL ESTATE -- 4.8%
  15,277,000   CapitaLand Ltd.(b)............................................       21,768
   7,147,200   Hang Lung Properties Ltd. ....................................       10,355
   1,665,000   Sumitomo Realty & Development Co., Ltd. ......................       20,143
                                                                                ----------
                                                                                    52,266
                                                                                ----------
                                                                                   325,527
                                                                                ----------
               HEALTH CARE -- 5.9%
               PHARMACEUTICALS -- 5.9%
     612,000   Astellas Pharma, Inc. ........................................       20,771
     377,509   Sanofi-Aventis................................................       31,915
     163,263   Schering AG...................................................       10,885
                                                                                ----------
                                                                                    63,571
                                                                                ----------
               INDUSTRIALS -- 7.2%
               CONSTRUCTION AND ENGINEERING -- 3.5%
     257,176   Vinci SA......................................................       37,168
                                                                                ----------
               ELECTRICAL EQUIPMENT -- 1.2%
     209,319   Fanuc Ltd. ...................................................       13,132
                                                                                ----------
               ROAD AND RAIL -- 2.5%
     432,000   Canadian National Railway Co. ................................       27,349
                                                                                ----------
                                                                                    77,649
                                                                                ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
                                    Information technology -- 8.4%
               COMMUNICATIONS EQUIPMENT -- 1.0%
     383,902   Telefonaktiebolaget LM Ericsson, ADR(a)(b)....................   $   10,827
                                                                                ----------
               COMPUTERS AND PERIPHERALS -- 1.5%
     209,012   Research In Motion Ltd.(a)....................................       15,973
                                                                                ----------
               ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.5%
      69,600   Keyence Corp. ................................................       16,164
                                                                                ----------
               INTERNET SOFTWARE AND SERVICES -- 0.9%
     245,000   Trend Micro, Inc. ............................................       10,559
                                                                                ----------
               OFFICE ELECTRONICS -- 1.0%
     204,000   Canon, Inc. ..................................................       10,966
                                                                                ----------
               SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT -- 2.5%
   8,200,003   ARM Holdings PLC..............................................       16,308
      21,220   Samsung Electronics Co., Ltd. ................................       10,490
                                                                                ----------
                                                                                    26,798
                                                                                ----------
                                                                                    91,287
                                                                                ----------
               MATERIALS -- 4.3%
               CHEMICALS -- 3.3%
     259,590   Lonza Group AG................................................       15,942
     759,797   Reliance Industries Ltd., GDR(b)(c)...........................       19,375
                                                                                ----------
                                                                                    35,317
                                                                                ----------
               METALS AND MINING -- 1.0%
     797,746   BHP Billiton PLC..............................................       10,718
                                                                                ----------
                                                                                    46,035
                                                                                ----------
               TELECOMMUNICATION SERVICES -- 3.4%
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
     363,267   Cesky Telecom AS, GDR, Registered Shares(b)(c)................        6,831
     164,599   NTL, Inc.(a)..................................................       10,480
                                                                                ----------
                                                                                    17,311
                                                                                ----------
               WIRELESS TELECOMMUNICATION SERVICES -- 1.8%
     374,847   America Movil SA de CV, ADR...................................       19,342
                                                                                ----------
                                                                                    36,653
                                                                                ----------
               TOTAL COMMON STOCKS
                 (Cost $931,191).............................................    1,024,695
                                                                                ----------

                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               INVESTMENT MANAGEMENT COMPANY -- 3.8%
  40,782,000   Nations Cash Reserves, Capital Class Shares(d)................   $   40,782
                                                                                ----------
               TOTAL INVESTMENT MANAGEMENT COMPANY
                 (Cost $40,782)..............................................       40,782
                                                                                ----------
               PREFERRED STOCK -- 1.7%
               HEALTH CARE -- 1.7%
               HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.7%
     160,165   Fresenius AG..................................................       18,626
                                                                                ----------
               TOTAL PREFERRED STOCK
                 (Cost $16,875)..............................................       18,626
                                                                                ----------
    PAR
   (000)
------------
                                    Repurchase agreements(e) -- 8.8%
$     25,176   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                 04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
                 $25,415 (repurchase proceeds $25,178).......................       25,176
      30,212   Repurchase agreement with Wachovia Capital Markets dated
                 03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                 Government Agency securities with various maturities to
                 05/20/33, market value $30,609 (repurchase proceeds
                 $30,214)....................................................       30,212
      39,331   Repurchase agreement with Wachovia Capital Markets dated
                 03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                 Government Agency securities with various maturities to
                 03/31/35, market value $39,951 (repurchase proceeds
                 $39,334)....................................................       39,331
                                                                                ----------
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $94,719)..............................................       94,719
                                                                                ----------
               TOTAL INVESTMENTS
                 (Cost $1,083,567)(f)..............................     109.1%   1,178,822
               OTHER ASSETS AND LIABILITIES (NET)..................      (9.1)%    (97,990)
                                                                                ----------
               NET ASSETS..........................................     100.0%  $1,080,832
                                                                                ==========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


---------------
Notes to Investment Portfolio:

(a)
  Non-income producing security.

(b)
  All or a portion of security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $84,330 and $92,036 respectively.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $29,753, which represents 2.8% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  This amount represents cash collateral received from securities lending activity (see Note 9).

 (f)
  Cost for federal income tax purposes is $1,090,396. See Note 5 for additional information.

SUMMARY OF SECURITIES                                  % OF TOTAL
BY COUNTRY                                  VALUE      INVESTMENTS
------------------------------------------------------------------
Japan                                     $  191,012          16.2%
United States*                               162,744          13.8
France                                       149,221          12.7
United Kingdom                               141,378          12.0
Switzerland                                   93,050           7.9
Canada                                        76,603           6.5
Hong Kong                                     45,852           3.9
Germany                                       41,015           3.5
Mexico                                        40,042           3.4
Italy                                         33,518           2.8
India                                         31,949           2.7
Sweden                                        26,858           2.3
Austria                                       24,482           2.1
Ireland                                       23,096           1.9
Singapore                                     21,767           1.8
Brazil                                        20,127           1.7
South Africa                                  19,959           1.7
Bahamas                                       13,438           1.1
South Korea                                   10,490           0.9
Czech Republic                                 6,831           0.6
Australia                                      5,390           0.5
                                          ------------------------
                                          $1,178,822         100.0%
                                          ------------------------

 *Includes Short-Term Obligations.

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ABBREVIATIONS:

ADR  --   American Depositary Receipt
GDR  --   Global Depositary Receipt

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005


                                                  GLOBAL             INTERNATIONAL         INTERNATIONAL         INTERNATIONAL
                                                   VALUE                 VALUE                EQUITY             OPPORTUNITIES
                                             -----------------------------------------------------------------------------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost........  $         349,292     $       3,160,217     $       1,103,302     $       1,042,785
Affiliated investments, at cost............              5,461                    --                59,456                40,782
                                             -----------------     -----------------     -----------------     -----------------
Non-affiliated investments, at value.......            407,011             3,761,650             1,271,929             1,138,040
Affiliated investments, at value...........              5,461                    --                59,456                40,782
Cash.......................................                  9                    --                    56                    64
Foreign currency (cost $37, $--, $867 and
  $901, respectively)......................                 37                    --                   869                   905
Receivable for investment securities
  sold.....................................                 --                    --                23,842                17,000
Receivable for Fund shares sold............                113                 2,256                 2,814                 3,971
Dividends receivable.......................                963                    --                 3,944                 1,767
Interest receivable........................                  2                    --                    36                    46
Receivable from investment advisor.........                 --                   373                   300                    --
Receivable for foreign tax reclaims........                 15                    --                    --                    63
Other assets...............................                  8                    --                     6                     8
                                             -----------------     -----------------     -----------------     -----------------
    Total assets...........................            413,619             3,764,279             1,363,252             1,202,646
                                             -----------------     -----------------     -----------------     -----------------
LIABILITIES:
Collateral on securities loaned............            (18,076)                   --               (78,760)              (94,719)
Investment advisory fee payable............               (306)                   --                  (711)                 (726)
Administration fee payable.................                (58)                 (556)                 (179)                 (200)
Shareholder servicing and distribution fees
  payable..................................               (143)                 (454)                  (17)                  (41)
Payable for investment securities
  purchased................................                 --                    --               (41,254)              (25,333)
Payable for Fund shares redeemed...........               (682)               (4,236)                 (896)                 (616)
Accrued Trustees' fees and expenses........                (35)                  (42)                 (145)                  (43)
Accrued expenses and other liabilities.....               (128)                 (267)                 (513)                 (136)
                                             -----------------     -----------------     -----------------     -----------------
    Total liabilities......................            (19,428)               (5,555)             (122,475)             (121,814)
                                             -----------------     -----------------     -----------------     -----------------
NET ASSETS.................................  $         394,191     $       3,758,724     $       1,240,777     $       1,080,832
                                             =================     =================     =================     =================
NET ASSETS CONSIST OF:
Undistributed net investment
  income/(loss)............................  $             (75)    $             574     $          10,885     $             384
Accumulated net realized gain/(loss) on
  investments..............................             12,430               131,660               (24,615)               41,178
Unrealized appreciation/(depreciation) on:
  Investments..............................             57,719               601,433               168,627                95,255
  Foreign currency translations............                  3                    --                   (20)                   65
Paid-in capital............................            324,114             3,025,057             1,085,900               943,950
                                             -----------------     -----------------     -----------------     -----------------
NET ASSETS.................................  $         394,191     $       3,758,724     $       1,240,777     $       1,080,832
                                             =================     =================     =================     =================
PRIMARY A SHARES:
Net assets.................................  $     134,337,411     $   2,577,677,048     $   1,199,711,576     $     991,889,201
Number of shares outstanding...............         11,153,564           114,951,478            89,235,863            86,061,668
Net asset value and redemption price per
  share....................................  $           12.04     $           22.42     $           13.44     $           11.53
INVESTOR A SHARES:
Net assets.................................  $     126,679,139     $     906,848,077     $      28,526,911     $      52,794,006
Number of shares outstanding...............         10,575,284            40,592,841             2,144,942             4,627,363
Net asset value and redemption price per
  share....................................  $           11.98     $           22.34     $           13.30     $           11.41
Maximum sales charge.......................              5.75%                 5.75%                 5.75%                 5.75%
Maximum offering price per share...........  $           12.71     $           23.70     $           14.11     $           12.11
INVESTOR B SHARES:
Net assets.................................  $      34,324,113     $     111,401,745     $       9,975,549     $      16,618,273
Number of shares outstanding...............          2,914,747             5,063,950               801,809             1,503,949
Net asset value and offering price per
  share(a).................................  $           11.78     $           22.00     $           12.44     $           11.05
INVESTOR C SHARES:
Net assets.................................  $      98,850,490     $     162,797,166     $       2,562,982     $      19,530,348
Number of shares outstanding...............          8,393,565             7,407,062               207,957             1,766,960
Net asset value and offering price per
  share(a).................................  $           11.78     $           21.98     $           12.32     $           11.05

---------------

(a)The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005


                                                         GLOBAL         INTERNATIONAL      INTERNATIONAL      INTERNATIONAL
                                                         VALUE              VALUE              EQUITY         OPPORTUNITIES
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $523, $--, $1,707 and $593, respectively)........  $        9,509     $           --     $       22,227     $       12,922
Dividend income from affiliated funds..............             104                 --                678                769
Interest...........................................              --(a)              --                  2                 --(a)
Securities lending.................................              99                 --                453                478
Allocated from Portfolio:
Dividends (Net of foreign withholding taxes of
  $9,283)(b).......................................              --             84,826                 --                 --
Dividend income from affiliated funds(b)...........              --                946                 --                 --
Interest(b)........................................              --                 --(a)              --                 --
Securities lending(b)..............................              --              1,177                 --                 --
Expenses (Net of waiver of $--, $1,584, $-- and
  $--)(b)..........................................              --            (30,904)                --                 --
                                                     --------------     --------------     --------------     --------------
    Total investment income........................           9,712             56,045             23,360             14,169
                                                     --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee............................           3,565                 --              7,886              6,150
Administration fee.................................             804              6,079              2,075              1,691
Transfer agent fees................................             227              1,388                245                204
Custodian fees.....................................              82                 --                388                241
Legal and audit fees...............................             149                 62                162                158
Registration and filing fees.......................              44                 52                 39                 48
Trustees' fees and expenses........................              28                  6                 28                 28
Interest expense...................................              --                 --                  1                 --
Printing expense...................................              83                145                 98                 58
Other..............................................              28                 11                395                 39
Non-recurring costs (see Note 10)..................              --                974                281                 --
                                                     --------------     --------------     --------------     --------------
    Subtotal.......................................           5,010              8,717             11,598              8,617
Shareholder servicing and distribution fees:
  Investor A Shares................................             318              2,058                 67                 79
  Investor B Shares................................             344              1,099                 94                121
  Investor C Shares................................             989              1,644                 22                127
                                                     --------------     --------------     --------------     --------------
    Total expenses.................................           6,661             13,518             11,781              8,944
Fees reduced by credits allowed by the custodian
  (see Note 3).....................................              --(a)              --                 (7)                (4)
Reimbursement from investment advisor (see Note
  2)...............................................              --                 --               (879)                --
Cost assumed by Bank of America Corporation (see
  Note 10).........................................              --               (974)              (281)                --
                                                     --------------     --------------     --------------     --------------
    Net expenses...................................           6,661             12,544             10,614              8,940
                                                     --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS).......................           3,051             43,501             12,746              5,229
                                                     --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions............................          27,619                 --            134,337             49,079
  Security transactions allocated from
    Portfolio(b)...................................              --            310,158                 --                 --
  Foreign currencies and net other assets..........             (99)                --              1,244                 81
  Foreign currencies and net other assets allocated
    from Portfolio(b)..............................              --               (626)                --                 --
                                                     --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments............          27,520            309,532            135,581             49,160
                                                     --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation)
  of:
  Securities.......................................           1,149                 --            (34,827)            (3,413)
  Securities allocated from Portfolio(b)...........              --            106,501                 --                 --
  Foreign currencies and net other assets..........               8                 --                 75                 49
                                                     --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation) of investments.......           1,157            106,501            (34,752)            (3,364)
                                                     --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments......................................          28,677            416,033            100,829             45,796
                                                     --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $       31,728     $      459,534     $      113,575     $       51,025
                                                     ==============     ==============     ==============     ==============

---------------
(a)Amount represents less than $500.
(b)Allocated from Nations International Value Master Portfolio.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 42

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                        GLOBAL VALUE
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/05            3/31/04
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $        3,051     $          788
Net realized gain/(loss) on investments.....................          27,520             19,822
Net realized gain/(loss) on investments allocated from
  Portfolio(a)..............................................              --                 --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           1,157            113,541
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio(a)...................              --                 --
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................          31,728            134,151
Distributions to shareholders from net investment income:
  Primary A Shares..........................................          (1,657)              (669)
  Investor A Shares.........................................          (1,279)              (401)
  Investor B Shares.........................................             (93)                --
  Investor C Shares.........................................            (258)                --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................         (10,386)            (1,081)
  Investor A Shares.........................................          (9,611)              (998)
  Investor B Shares.........................................          (2,649)              (306)
  Investor C Shares.........................................          (7,641)              (848)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         (12,182)           113,819
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................         (14,028)           243,667
NET ASSETS:
Beginning of year...........................................         408,219            164,552
                                                              --------------     --------------
End of year.................................................  $      394,191     $      408,219
                                                              ==============     ==============
Undistributed net investment income/(loss) or distributions
  in excess of net investment income at end of year.........  $          (75)    $          (59)
                                                              ==============     ==============

---------------

(a)Allocated from Nations International Value Master Portfolio.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

        INTERNATIONAL VALUE                INTERNATIONAL EQUITY           INTERNATIONAL OPPORTUNITIES
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/05          3/31/04          3/31/05          3/31/04          3/31/05          3/31/04
-------------------------------------------------------------------------------------------------------

    $       43,501   $       30,977   $       12,746   $        7,830   $        5,229   $          484
                --               --          135,581           58,090           49,160           14,489
           309,532          103,776               --               --               --               --
                --               --          (34,752)         260,782           (3,364)          99,184
           106,501        1,577,873               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
           459,534        1,712,626          113,575          326,702           51,025          114,157

           (34,798)         (24,973)          (2,945)          (9,144)          (4,477)            (202)
           (10,034)          (6,417)             (13)            (231)            (138)              --
              (472)            (289)              --              (45)              --               --
              (687)            (417)              --               (7)              --               --

           (90,717)              --               --               --           (9,182)          (2,407)
           (30,477)              --               --               --             (387)             (70)
            (4,057)              --               --               --             (162)             (48)
            (6,042)              --               --               --             (164)             (24)
           (88,584)        (399,295)         173,550           55,529          498,034          333,861
    --------------   --------------   --------------   --------------   --------------   --------------
           193,666        1,281,235          284,167          372,804          534,549          445,267

         3,565,058        2,283,823          956,610          583,806          546,283          101,016
    --------------   --------------   --------------   --------------   --------------   --------------
    $    3,758,724   $    3,565,058   $    1,240,777   $      956,610   $    1,080,832   $      546,283
    ==============   ==============   ==============   ==============   ==============   ==============

    $          574   $        3,626   $       10,885   $        2,103   $          384   $         (250)
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                             GLOBAL VALUE
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................      84    $  1,023       5,511    $ 57,989
  Issued as reinvestment of distributions...................     198       2,276          25         277
  Redeemed(a)...............................................  (1,048)    (12,315)     (1,572)    (16,294)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (766)   $ (9,016)      3,964    $ 41,972
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     922    $ 10,729       5,783    $ 59,599
  Shares issued upon conversion from Investor B shares......       9          95           3          32
  Issued as reinvestment of distributions...................     572       6,553          82         883
  Redeemed(a)...............................................  (1,523)    (18,029)     (1,829)    (19,308)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (20)   $   (652)      4,039    $ 41,206
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      58    $    649       1,051    $ 10,524
  Shares redeemed upon conversion into Investor A shares....      (9)        (95)         (3)        (32)
  Issued as reinvestment of distributions...................     179       2,000          21         215
  Redeemed(a)...............................................    (293)     (3,396)       (244)     (2,538)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (65)   $   (842)        825    $  8,169
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     250    $  2,806       3,226    $ 32,565
  Issued as reinvestment of distributions...................     462       5,162          53         548
  Redeemed(a)...............................................    (835)     (9,640)     (1,061)    (10,641)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (123)   $ (1,672)      2,218    $ 22,472
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................    (974)   $(12,182)     11,046    $113,819
                                                              ======    ========      ======    ========

---------------

(a)Net of redemption fees of $1 and $1 for Primary A, $1 and $1 for Investor A, $-- and $--(b) for Investor B and $-- and $--(b) for Investor C for the years ended March 31, 2005 and March 31, 2004, respectively.

(b)Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

                                                                           INTERNATIONAL VALUE
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    2,689    $  56,237        3,534    $  59,636
  Issued as reinvestment of distributions...................    2,600       57,638          526       10,033
  Redeemed(a)...............................................  (10,506)    (221,235)     (22,478)    (380,125)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (5,217)   $(107,360)     (18,418)   $(310,456)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    8,493    $ 181,990        9,233    $ 156,413
  Shares issued upon conversion from Investor B shares......       22          447           10          191
  Shares issued upon conversion from Investor C shares......       --(b)         9           --           --
  Issued as reinvestment of distributions...................    1,448       31,919          266        5,055
  Redeemed(a)...............................................   (7,784)    (165,152)     (12,598)    (212,015)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    2,179    $  49,213       (3,089)   $ (50,356)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       41    $     876           32    $     545
  Shares redeemed upon conversion into Investor A shares....      (22)        (447)         (10)        (191)
  Issued as reinvestment of distributions...................      170        3,651           12          230
  Redeemed(a)...............................................     (667)     (13,941)        (879)     (14,689)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (478)   $  (9,861)        (845)   $ (14,105)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      240    $   5,085          194    $   3,250
  Shares redeemed upon conversion into Investor A shares....       --(b)        (9)          --           --
  Issued as reinvestment of distributions...................      206        4,421           14          262
  Redeemed(a)...............................................   (1,434)     (30,073)      (1,724)     (27,890)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (988)   $ (20,576)      (1,516)   $ (24,378)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (4,504)   $ (88,584)     (23,868)   $(399,295)
                                                              =======    =========      =======    =========

---------------

(a)Net of redemption fees of $30 and $7 for Primary A, $10 and $2 for Investor A, $1 and $--(b) for Investor B, and $2 and $--(b) for Investor C for the years ended March 31, 2005 and March 31, 2004, respectively.

(b)Amount represents less than 500 shares or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          INTERNATIONAL EQUITY
                                                                  YEAR ENDED                YEAR ENDED
                                                                MARCH 31, 2005            MARCH 31, 2004
                                                              -------------------      --------------------
                                                              SHARES     DOLLARS       SHARES      DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  22,319    $ 283,046       36,951    $ 357,412
  Issued as reinvestment of distributions...................      96        1,297          369        4,201
  Redeemed(a)...............................................  (8,836)    (108,756)     (31,162)    (304,519)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................  13,579    $ 175,587        6,158    $  57,094
                                                              ======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................     475    $   5,857        1,713    $  16,621
  Shares issued upon conversion from Investor B shares......      --(b)         1           --(b)         2
  Shares issued upon conversion from Investor C shares......       4           45           --           --
  Issued as reinvestment of distributions...................       1           10           16          183
  Redeemed(a)...............................................    (618)      (7,580)      (1,825)     (17,839)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................    (138)   $  (1,667)         (96)   $  (1,033)
                                                              ======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      83    $     998           78    $     774
  Shares redeemed upon conversion into Investor A shares....      --(b)        (1)          --(b)        (2)
  Issued as reinvestment of distributions...................      --           --            4           41
  Redeemed(a)...............................................    (162)      (1,833)        (144)      (1,369)
                                                              ------    ---------      -------    ---------
  Net increase/(decrease)...................................     (79)   $    (836)         (62)   $    (556)
                                                              ======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      71    $     817          117    $   1,119
  Shares redeemed upon conversion into Investor A shares....      (4)         (45)          --           --
  Issued as reinvestment of distributions...................      --           --           --(b)         4
  Redeemed(a)...............................................     (26)        (306)        (119)      (1,099)
                                                              ======    =========      =======    =========
  Net increase/(decrease)...................................      41    $     466           (2)   $      24
                                                              ======    =========      =======    =========
  Total net increase/(decrease).............................  13,403    $ 173,550        5,998    $  55,529
                                                              ======    =========      =======    =========

---------------

(a)Net of redemption fees of $19 and $12 for Primary A, $1 and $--(b) for Investor A, $--(b) and $--(b) for Investor B, and $--(b) and $--(b) for Investor C for the years ended March 31, 2005 and March 31, 2004, respectively.

(b)Amount represents less than 500 shares or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

                                                                     INTERNATIONAL OPPORTUNITIES
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  48,328    $537,931      35,348    $340,526
  Issued as reinvestment of distributions...................     203       2,198          56         529
  Redeemed(a)...............................................  (8,141)    (91,462)     (3,357)    (32,239)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  40,390    $448,667      32,047    $308,816
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   3,272    $ 36,374       1,686    $ 16,791
  Shares issued upon conversion from Investor B shares......      68         716          --(b)        3
  Issued as reinvestment of distributions...................      32         352           5          44
  Redeemed(a)...............................................    (536)     (5,900)       (228)     (2,240)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   2,836    $ 31,542       1,463    $ 14,598
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     816    $  8,741         508    $  4,880
  Shares redeemed upon conversion into Investor A shares....     (68)       (716)         --(b)       (3)
  Issued as reinvestment of distributions...................      11         119           3          31
  Redeemed(a)...............................................     (84)       (902)        (92)       (892)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     675    $  7,242         419    $  4,016
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   1,124    $ 11,987         680    $  6,730
  Issued as reinvestment of distributions...................       7          77           1          11
  Redeemed(a)...............................................    (139)     (1,481)        (34)       (310)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     992    $ 10,583         647    $  6,431
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  44,893    $498,034      34,576    $333,861
                                                              ======    ========      ======    ========

---------------

(a)Net of redemption fees of $35 and $2 for Primary A, $2 and $--(b) for Investor A, $1 and $--(b) for Investor B, and $1 and $--(b) for Investor C for the years ended March 31, 2005 and March 31, 2004, respectively.

(b)Amount represents less than 500 shares or $500, as applicable.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                               NET ASSET                         NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                 VALUE            NET           AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                               BEGINNING       INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                               OF PERIOD    INCOME/(LOSS)(A)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                               -------------------------------------------------------------------------------------------------
GLOBAL VALUE
PRIMARY A SHARES
Year ended 3/31/2005.........   $12.10           $ 0.14             $ 0.85            $ 0.99           $(0.14)        $(0.91)
Year ended 3/31/2004.........     7.21             0.07               4.99              5.06            (0.06)         (0.11)
Year ended 3/31/2003.........    10.50             0.07              (3.16)            (3.09)           (0.04)         (0.16)
Period ended 3/31/2002(e)....    10.00             0.06               0.47              0.53            (0.01)         (0.02)
INVESTOR A SHARES
Year ended 3/31/2005.........   $12.04           $ 0.11             $ 0.85            $ 0.96           $(0.11)        $(0.91)
Year ended 3/31/2004.........     7.18             0.05               4.96              5.01            (0.04)         (0.11)
Year ended 3/31/2003.........    10.47             0.05              (3.15)            (3.10)           (0.03)         (0.16)
Period ended 3/31/2002(e)....    10.00             0.04               0.45              0.49               --(c)       (0.02)
INVESTOR B SHARES
Year ended 3/31/2005.........   $11.86           $ 0.02             $ 0.84            $ 0.86           $(0.03)        $(0.91)
Year ended 3/31/2004.........     7.11            (0.03)              4.89              4.86               --          (0.11)
Year ended 3/31/2003.........    10.40            (0.01)             (3.12)            (3.13)              --          (0.16)
Period ended 3/31/2002(e)....    10.00            (0.03)              0.45              0.42               --          (0.02)
INVESTOR C SHARES
Year ended 3/31/2005.........   $11.86           $ 0.02             $ 0.84            $ 0.86           $(0.03)        $(0.91)
Year ended 3/31/2004.........     7.11            (0.03)              4.89              4.86               --          (0.11)
Year ended 3/31/2003.........    10.40            (0.01)             (3.12)            (3.13)              --          (0.16)
Period ended 3/31/2002(e)....    10.00            (0.03)              0.45              0.42               --          (0.02)

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Amount represents less than $0.01 per share.

(d)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(e)Global Value Primary A, Investor A, Investor B and Investor C Shares commenced operation on April 16, 2001.

 (f)
   Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                   ----------------
                NET INCREASE                                            RATIO OF       RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET               NET ASSETS      OPERATING        INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                   END OF       EXPENSES TO      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF       TOTAL       PERIOD       AVERAGE NET       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES        PERIOD     RETURN(B)     (000)           ASSETS         NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

   $(1.05)         $  --(c)     $12.04        8.84%     $134,337          1.27%(d)          1.19%         18%            1.27%(d)
    (0.17)            --(c)      12.10       70.38       144,242          1.30(d)           0.69          28             1.30(d)
    (0.20)            --          7.21      (29.77)       57,373          1.40              0.87          15             1.40
    (0.03)            --         10.50        5.24        49,246          1.40(d)(f)        0.66(f)       19             1.63(d)(f)

   $(1.02)         $  --(c)     $11.98        8.64%     $126,679          1.52%(d)          0.94%         18%            1.52%(d)
    (0.15)            --(c)      12.04       70.00       127,609          1.55(d)           0.44          28             1.55(d)
    (0.19)            --          7.18      (29.98)       47,111          1.65              0.62          15             1.65
    (0.02)            --         10.47        4.92        26,172          1.65(d)(f)        0.41(f)       19             1.88(d)(f)

   $(0.94)         $  --        $11.78        7.85%     $ 34,324          2.27%(d)          0.19%         18%            2.27%(d)
    (0.11)            --(c)      11.86       68.56        35,343          2.30(d)          (0.31)         28             2.30(d)
    (0.16)            --          7.11      (30.41)       15,310          2.40             (0.13)         15             2.40
    (0.02)            --         10.40        4.18        11,804          2.40(d)(f)       (0.34)(f)      19             2.63(d)(f)

   $(0.94)         $  --        $11.78        7.84%     $ 98,850          2.27%(d)          0.19%         18%            2.27%(d)
    (0.11)            --(c)      11.86       68.56       101,025          2.30(d)          (0.31)         28             2.30(d)
    (0.16)            --          7.11      (30.41)       44,758          2.40             (0.13)         15             2.40
    (0.02)            --         10.40        4.18        30,914          2.40(d)(f)       (0.34)(f)      19             2.63(d)(f)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                               NET ASSET                         NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                 VALUE            NET           AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                               BEGINNING       INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                               OF PERIOD    INCOME/(LOSS)(A)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                               -------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE(C)
PRIMARY A SHARES
Year ended 3/31/2005.........   $20.71           $0.29              $ 2.51            $ 2.80           $(0.30)        $(0.79)
Year ended 3/31/2004.........    11.65            0.19                9.07              9.26            (0.20)            --
Year ended 3/31/2003.........    16.67            0.16               (4.92)            (4.76)           (0.17)         (0.09)
Year ended 3/31/2002.........    17.30            0.22               (0.29)            (0.07)           (0.20)         (0.36)
Year ended 3/31/2001.........    18.78            0.32               (0.39)            (0.07)           (0.21)         (1.20)
INVESTOR A SHARES
Year ended 3/31/2005.........   $20.64           $0.23              $ 2.51            $ 2.74           $(0.25)        $(0.79)
Year ended 3/31/2004.........    11.62            0.15                9.04              9.19            (0.17)            --
Year ended 3/31/2003.........    16.61            0.15               (4.92)            (4.77)           (0.13)         (0.09)
Year ended 3/31/2002.........    17.26            0.18               (0.29)            (0.11)           (0.18)         (0.36)
Year ended 3/31/2001.........    18.77            0.27               (0.39)            (0.12)           (0.19)         (1.20)
INVESTOR B SHARES
Year ended 3/31/2005.........   $20.35           $0.08              $ 2.45            $ 2.53           $(0.09)        $(0.79)
Year ended 3/31/2004.........    11.47            0.02                8.91              8.93            (0.05)            --
Year ended 3/31/2003.........    16.39            0.03               (4.84)            (4.81)           (0.02)         (0.09)
Year ended 3/31/2002.........    17.07            0.07               (0.30)            (0.23)           (0.09)         (0.36)
Year ended 3/31/2001.........    18.64            0.16               (0.40)            (0.24)           (0.13)         (1.20)
INVESTOR C SHARES
Year ended 3/31/2005.........   $20.33           $0.08              $ 2.45            $ 2.53           $(0.09)        $(0.79)
Year ended 3/31/2004.........    11.46            0.02                8.90              8.92            (0.05)            --
Year ended 3/31/2003.........    16.39            0.02               (4.82)            (4.80)           (0.04)         (0.09)
Year ended 3/31/2002.........    17.07            0.04               (0.27)            (0.23)           (0.09)         (0.36)
Year ended 3/31/2001.........    18.65            0.16               (0.41)            (0.25)           (0.13)         (1.20)

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Value Master Portfolio.

(d)Amount represents less than $0.01 per share.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 10) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Primary A Shares, 1.37% for Investor A Shares and 2.12% each for Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.17% for Primary A Shares, 1.42% for Investor A Shares and 2.17% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                   ----------------
                NET INCREASE                                            RATIO OF       RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET               NET ASSETS      OPERATING        INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                   END OF       EXPENSES TO      INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF       TOTAL       PERIOD       AVERAGE NET       TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES         YEAR      RETURN(B)     (000)           ASSETS         NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
   $(1.09)         $  --(d)     $22.42       13.63%    $2,577,677         1.08%             1.35%           --           1.15%(e)
    (0.20)            --(d)      20.71       79.67      2,488,701         1.11              1.14            --           1.20(f)
    (0.26)            --         11.65      (28.81)     1,614,750         1.17              1.16            --           1.23
    (0.56)            --         16.67       (0.18)     2,059,558         1.19              1.36            --           1.23
    (1.41)            --         17.30       (0.50)     1,163,899         1.13              1.89            --           1.23
   $(1.04)         $  --(d)     $22.34       13.38%    $  906,848         1.33%             1.10%           --           1.40%(e)
    (0.17)            --(d)      20.64       79.17        792,857         1.36              0.89            --           1.45(f)
    (0.22)            --         11.62      (28.97)       482,196         1.42              0.91            --           1.48
    (0.54)            --         16.61       (0.46)       798,587         1.44              1.11            --           1.48
    (1.39)            --         17.26       (0.72)       353,646         1.38              1.64            --           1.48
   $(0.88)         $  --(d)     $22.00       12.54%    $  111,402         2.08%             0.35%           --           2.15%(e)
    (0.05)            --(d)      20.35       77.89        112,798         2.11              0.14            --           2.20(f)
    (0.11)            --         11.47      (29.54)        73,283         2.17              0.16            --           2.23
    (0.45)            --         16.39       (1.16)       116,374         2.19              0.36            --           2.23
    (1.33)            --         17.07       (1.42)        80,655         2.13              0.89            --           2.23
   $(0.88)         $  --(d)     $21.98       12.54%    $  162,797         2.08%             0.35%           --           2.15%(e)
    (0.05)            --(d)      20.33       77.85        170,702         2.11              0.14            --           2.20(f)
    (0.13)            --         11.46      (29.52)       113,594         2.17              0.16            --           2.23
    (0.45)            --         16.39       (1.16)       149,979         2.19              0.36            --           2.23
    (1.33)            --         17.07       (1.45)        48,784         2.13              0.89            --           2.23

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                               NET ASSET                         NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                 VALUE            NET           AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                               BEGINNING       INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                               OF PERIOD    INCOME/(LOSS)(A)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                               -------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
PRIMARY A SHARES
Year ended 3/31/2005.........   $12.13           $ 0.16             $ 1.19            $ 1.35           $(0.04)        $   --
Year ended 3/31/2004.........     8.01             0.13               4.11              4.24            (0.12)            --
Year ended 3/31/2003(i)......    10.49             0.10              (2.53)            (2.43)           (0.05)            --
Year ended 3/31/2002(i)......    11.12             0.09              (0.72)            (0.63)              --(c)          --
Year ended 3/31/2001(i)......    16.74             0.12              (4.47)            (4.35)           (0.11)         (1.16)
INVESTOR A SHARES
Year ended 3/31/2005.........   $12.00           $ 0.13             $ 1.18            $ 1.31           $(0.01)        $   --
Year ended 3/31/2004.........     7.93             0.08               4.09              4.17            (0.10)            --
Year ended 3/31/2003(i)......    10.30             0.08              (2.47)            (2.39)           (0.04)            --
Year ended 3/31/2002(i)......    10.95             0.06              (0.71)            (0.65)              --             --
Year ended 3/31/2001(i)......    16.51             0.07              (4.38)            (4.31)           (0.09)         (1.16)
INVESTOR B SHARES
Year ended 3/31/2005.........   $11.30           $ 0.03             $ 1.11            $ 1.14           $   --         $   --
Year ended 3/31/2004.........     7.50               --(c)            3.85              3.85            (0.05)            --
Year ended 3/31/2003(i)......     9.87             0.02              (2.38)            (2.36)           (0.01)            --
Year ended 3/31/2002(i)......    10.56            (0.01)             (0.68)            (0.69)              --             --
Year ended 3/31/2001(i)......    16.06               --              (4.27)            (4.27)           (0.07)         (1.16)
INVESTOR C SHARES
Year ended 3/31/2005.........   $11.20           $ 0.03             $ 1.09            $ 1.12           $   --         $   --
Year ended 3/31/2004.........     7.43               --(c)            3.82              3.82            (0.05)            --
Year ended 3/31/2003(i)......     9.63             0.01              (2.33)            (2.32)           (0.01)            --
Year ended 3/31/2002(i)......    10.30            (0.01)             (0.66)            (0.67)              --             --
Year ended 3/31/2001(i)......    15.72            (0.02)             (4.17)            (4.19)           (0.07)         (1.16)

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Amount represents less than $0.01 per share.

(d)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(e)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 10) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.10% for Primary A Shares, 1.35% for Investor A Shares and 2.10% each for Investor B and Investor C Shares.

(g)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(h)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Primary A Shares, 1.38% for Investor A Shares and 2.13% each for Investor B and Investor C Shares.

 (i)
   The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

 (j)
   Rate represents the International Equity Master Portfolio.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS


                NET INCREASE                                               RATIO OF         RATIO OF NET
                IN NET ASSET   NET ASSET               NET ASSETS         OPERATING          INVESTMENT
    TOTAL        VALUE FROM      VALUE                   END OF          EXPENSES TO        INCOME/(LOSS)   PORTFOLIO
DIVIDENDS AND    REDEMPTION     END OF       TOTAL       PERIOD          AVERAGE NET         TO AVERAGE     TURNOVER
DISTRIBUTIONS       FEES        PERIOD     RETURN(B)     (000)              ASSETS           NET ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------
   $(0.04)         $   --(c)    $13.44       11.10%    $1,199,712            1.01%(d)(e)         1.26%         153%
    (0.12)             --(c)     12.13       53.06        917,391            1.12(d)(e)(g)       0.99           86
    (0.05)             --(c)      8.01      (23.19)       556,619            1.18                1.10          100(j)
       --(c)           --        10.49       (5.65)       474,738            1.16                0.88           85(j)
    (1.27)             --        11.12      (27.40)       724,572            1.15                0.89           92(j)
   $(0.01)         $   --(c)    $13.30       10.88%    $   28,527            1.26%(d)(e)         1.01%         153%
    (0.10)             --(c)     12.00       52.71         27,396            1.37(d)(e)(g)       0.74           86
    (0.04)           0.06         7.93      (22.71)        18,870            1.43                0.85          100(j)
       --              --        10.30       (5.94)        30,067            1.41                0.63           85(j)
    (1.25)             --        10.95      (27.54)        46,770            1.40                0.64           92(j)
   $   --          $   --(c)    $12.44       10.09%    $    9,976            2.01%(d)(e)         0.26%         153%
    (0.05)             --(c)     11.30       51.39          9,956            2.12(d)(e)(g)      (0.01)          86
    (0.01)             --(c)      7.50      (23.96)         7,068            2.18                0.10          100(j)
       --              --         9.87       (6.53)        14,408            2.16               (0.12)          85(j)
    (1.23)             --        10.56      (28.11)        20,747            2.15               (0.11)          92(j)
   $   --          $   --(c)    $12.32       10.00%    $    2,563            2.01%(d)(e)         0.26%         153%
    (0.05)             --(c)     11.20       51.43          1,867            2.12(d)(e)(g)      (0.01)          86
    (0.01)           0.13         7.43      (22.78)         1,249            2.18                0.10          100(j)
       --              --         9.63       (6.50)         1,245            2.16               (0.12)          85(j)
    (1.23)             --        10.30      (28.22)         1,166            2.15               (0.11)          92(j)

                WITHOUT WAIVERS
                AND/OR EXPENSE
                REIMBURSEMENTS
               -----------------
                   RATIO OF
                   OPERATING
    TOTAL         EXPENSES TO
DIVIDENDS AND     AVERAGE NET
DISTRIBUTIONS       ASSETS
-------------  -----------------
   $(0.04)           1.13%(d)(f)
    (0.12)            1.15(d)(h)
    (0.05)            1.18
       --(c)          1.16
    (1.27)            1.16
   $(0.01)           1.38%(d)(f)
    (0.10)            1.40(d)(h)
    (0.04)            1.43
       --             1.41
    (1.25)            1.41
   $   --            2.13%(d)(f)
    (0.05)            2.15(d)(h)
    (0.01)            2.18
       --             2.16
    (1.23)            2.16
   $   --            2.13%(d)(f)
    (0.05)            2.15(d)(h)
    (0.01)            2.18
       --             2.16
    (1.23)            2.16

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                               NET ASSET                         NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                 VALUE            NET           AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                               BEGINNING       INVESTMENT       GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                               OF PERIOD    INCOME/(LOSS)(A)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                               -------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
PRIMARY A SHARES
Year ended 3/31/2005.........   $11.15           $ 0.08             $ 0.52            $ 0.60           $(0.06)        $(0.16)
Year ended 3/31/2004.........     6.98             0.02               4.24              4.26            (0.01)         (0.08)
Year ended 3/31/2003.........     8.36             0.04              (1.42)            (1.38)              --             --
Year ended 3/31/2002.........     8.03            (0.01)              0.34              0.33               --             --
Period ended 3/31/2001(f)....    10.00               --(c)           (1.97)            (1.97)              --             --
INVESTOR A SHARES
Year ended 3/31/2005.........   $11.05           $ 0.05             $ 0.51            $ 0.56           $(0.04)        $(0.16)
Year ended 3/31/2004.........     6.93               --(c)            4.20              4.20               --          (0.08)
Year ended 3/31/2003.........     8.32             0.01              (1.40)            (1.39)              --             --
Year ended 3/31/2002.........     8.01            (0.01)              0.32              0.31               --             --
Period ended 3/31/2001(f)....    10.00            (0.01)             (1.98)            (1.99)              --             --
INVESTOR B SHARES
Year ended 3/31/2005.........   $10.75           $(0.03)            $ 0.49            $ 0.46           $   --         $(0.16)
Year ended 3/31/2004.........     6.79            (0.07)              4.11              4.04               --          (0.08)
Year ended 3/31/2003.........     8.22            (0.04)             (1.39)            (1.43)              --             --
Year ended 3/31/2002.........     7.97            (0.07)              0.32              0.25               --             --
Period ended 3/31/2001(f)....    10.00            (0.08)             (1.95)            (2.03)              --             --
INVESTOR C SHARES
Year ended 3/31/2005.........   $10.75           $(0.03)            $ 0.49            $ 0.46           $   --         $(0.16)
Year ended 3/31/2004.........     6.80            (0.07)              4.10              4.03               --          (0.08)
Year ended 3/31/2003.........     8.22            (0.05)             (1.37)            (1.42)              --             --
Year ended 3/31/2002.........     7.97            (0.07)              0.32              0.25               --             --
Period ended 3/31/2001(f)....    10.00            (0.09)             (1.94)            (2.03)              --             --

---------------

(a)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(b)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(c)Amount represents less than $0.01 per share.

(d)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(e)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (f)
   International Opportunities Primary A, Investor A, Investor B and Investor C Shares commenced operations on August 1, 2000.

(g)Annualized.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                               ---------------
                NET INCREASE                                           RATIO OF    RATIO OF NET                   RATIO OF
                IN NET ASSET   NET ASSET                NET ASSETS     OPERATING    INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                    END OF      EXPENSES TO  INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF       TOTAL        PERIOD      AVERAGE NET   TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES        PERIOD     RETURN(B)      (000)         ASSETS      NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
   $(0.22)         $  --(c)     $11.53        5.55%      $991,889        1.12%(d)       0.72%         165%           1.12%(d)
    (0.09)            --(c)      11.15       61.25        509,262        1.17(d)        0.21          121            1.17(d)
       --             --          6.98      (16.51)        95,093        1.48(d)        0.58          193            1.80(d)
       --             --          8.36        4.11          2,700      1.42(d)(e)      (0.08)         307            4.02(d)
       --             --          8.03      (19.70)         1,477        1.47(g)        0.12(g)       442            6.28(g)
   $(0.20)         $  --(c)     $11.41        5.24%      $ 52,794        1.37%(d)       0.47%         165%           1.37%(d)
    (0.08)            --(c)      11.05       60.87         19,785        1.42(d)       (0.04)         121            1.42(d)
       --             --          6.93      (16.71)         2,272        1.73(d)        0.33          193            2.05(d)
       --             --          8.32        3.87          1,526      1.67(d)(e)      (0.33)         307            4.27(d)
       --             --          8.01      (19.90)         2,797        1.72(g)       (0.13)(g)      442            6.53(g)
   $(0.16)         $  --(c)     $11.05        4.45%      $ 16,618        2.12%(d)      (0.28)%        165%           2.12%(d)
    (0.08)            --(c)      10.75       59.77          8,905        2.17(d)       (0.79)         121            2.17(d)
       --             --          6.79      (17.40)         2,782        2.48(d)       (0.42)         193            2.80(d)
       --             --          8.22        3.14          1,951      2.42(d)(e)      (1.08)         307            5.02(d)
       --             --          7.97      (20.30)         2,031        2.47(g)       (0.88)(g)      442            7.28(g)
   $(0.16)         $  --(c)     $11.05        4.45%      $ 19,530        2.12%(d)      (0.28)%        165%           2.12%(d)
    (0.08)            --(c)      10.75       59.53          8,331        2.17(d)       (0.79)         121            2.17(d)
       --             --          6.80      (17.27)           869        2.48(d)       (0.42)         193            2.80(d)
       --             --          8.22        3.14            869      2.42(d)(e)      (1.08)         307            5.02(d)
       --             --          7.97      (20.30)           974        2.47(g)       (0.88)(g)      442            7.28(g)

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2005, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the international stock portfolios of Funds Trust (each a "Fund" and collectively, the "Funds"):

     Global Value Fund
     International Value Fund
     International Equity Fund
     International Opportunities Fund

Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Subject to certain limited exceptions, Global Value Fund and International Value Fund are no longer accepting new investments from current or prospective investors. Please see the Fund's current prospectus for more information. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing substantially all of its assets in International Value Master Portfolio (the "Master Portfolio"), a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolio has the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Fund's investments in the Master Portfolio included in the Investment portfolio reflects the Feeder Fund's proportionate beneficial interests in the net assets of the Master Portfolio (87.8% for International Value Master Portfolio at March 31, 2005). The financial statements of the Master Portfolio, including its Investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invests in the Master Portfolio.

International Equity Fund and International Opportunities Fund operate in a master-feeder structure. The Funds seek to achieve their investment objective by investing substantially all of their assets in International Equity Master Portfolio and International Opportunities Master Portfolio of the Master Trust, respectively, which has the same investment objective as their corresponding Feeder Fund. Because the value of each Fund's investment in the International Equity Master Portfolio and the International Opportunities Master Portfolio as of and for the year ended March 31, 2005 represented substantially all of the beneficial interests in the International Equity Master Portfolio and the International Opportunities Master Portfolio, the financial statements for the International Equity Fund and the International Opportunities Fund reflect their consolidation of the International Equity Master Portfolio and the International Opportunities Master Portfolio. Separate financial statements for the International Equity Master Portfolio and the International Opportunities Master Portfolio have not been prepared and references in this report to International Equity Fund and International Opportunities Fund should be read to include references to the corresponding Master Portfolios.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts

NATIONS FUNDS
and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus. The valuation of the Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolio uses valuation policies consistent with those described above.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. At March 31, 2005, the Funds had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, and the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a

NATIONS FUNDS
foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Fund records its share of the investment income and realized and unrealized gains and losses reported by the Master Portfolio on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolio based upon the relative value of their investments in the Master Portfolio.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

NATIONS FUNDS

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Fund records its share of the expenses reported by the Master Portfolio on a daily basis. The expenses are allocated daily to investors in the Master Portfolio based upon the relative value of the Feeder Fund's investments in the Master Portfolio.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds Trust's organizational documents, the Trustees and Officers of the Funds Trust are indemnified against certain liabilities that may arise out of their duties to the Funds Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust and Master Trust have entered into investment advisory agreements (the "Investment Advisory Agreements") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                 FEES ON           FEES ON           FEES ON           FEES ON           FEES ON        FEES ON
                                 AVERAGE           AVERAGE           AVERAGE           AVERAGE           AVERAGE        AVERAGE
                                NET ASSETS       NET ASSETS        NET ASSETS        NET ASSETS        NET ASSETS      NET ASSETS
                                  FIRST        $500 MILLION TO    $1 BILLION TO    $1.5 BILLION TO    $3 BILLION TO       OVER
                               $500 MILLION      $1 BILLION       $1.5 BILLION       $3 BILLION        $6 BILLION      $6 BILLION
                               --------------------------------------------------------------------------------------------------
Global Value.................     0.90%             0.85%             0.80%             0.75%             0.73%          0.71%
International Equity.........     0.70%             0.65%             0.60%             0.55%             0.53%          0.51%
International
  Opportunities..............     0.80%             0.80%             0.80%             0.80%             0.80%          0.80%

The Feeder Fund indirectly pays for investment advisory and sub-advisory services through its investment in its corresponding Master Portfolio (See Note 2 of Notes to financial statements of the Master Portfolio).

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                              ANNUAL RATE
                                                              -----------
Global Value................................................     0.90%
International Equity........................................     0.80%
International Opportunities.................................     0.80%

In addition, prior to December 1, 2004, BACAP voluntarily waived a portion of its investment advisory fee for the International Equity Fund at the annual rate of 0.09% of the International Equity Fund's average daily net assets.

For the year ended March 31, 2005, the effective investment advisory fee rates for the Funds were as follows:

                                                              EFFECTIVE
                                                              FEE RATE
                                                              ---------
Global Value................................................    0.90%
International Equity........................................    0.76%
International Opportunities.................................    0.80%

NATIONS FUNDS

Funds Trust has, on behalf of the Global Value Fund, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, L.P. ("Brandes") pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the first $1 billion of the Fund's average daily net assets and 0.45% over $1 billion of the Fund's average daily net assets.

The International Equity Fund is a "multi-manager" fund, which means that it is managed by more than one sub-advisor. Effective May 11, 2004, Causeway Capital Management LLC ("Causeway") became co-investment sub-advisor with Marsico Capital Management, LLC ("Marsico"). Pursuant to the sub-advisory agreement, Causeway and Marsico are each entitled to receive a fee from BACAP at the maximum annual rate of 0.43% and 0.45%, respectively, of the Fund's average daily net assets that they manage. Prior to May 11, 2004, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO"), Putnam Investment Management, LLC ("Putnam") and Marsico Capital Management, LLC ("Marsico") each managed approximately one-third of the assets of the Fund. Pursuant to the sub-advisory agreement, INVESCO, Putnam and Marsico were each entitled to receive a fee from BACAP at the maximum annual rate of 0.65% of the first $60 million, 0.55% of the next $130 million, 0.45% of the next $200 million and 0.40% over $390 million of the Funds' average daily net assets that they managed.

Master Trust has, on behalf of the International Opportunities Fund, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of the Fund's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Effective December 1, 2004, BACAP Distributors is entitled to receive an administration fee, computed daily and paid monthly, based on the following annual rates:

                                                              ANNUAL RATE
                                                              -----------
Global Value................................................     0.17%
International Value.........................................     0.17%
International Equity........................................     0.17%
International Opportunities.................................     0.22%

Prior to December 1, 2004, BACAP received a monthly administration fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                              ANNUAL RATE
                                                              -----------
Global Value................................................     0.22%
International Value.........................................     0.17%
International Equity........................................     0.22%
International Opportunities.................................     0.22%

For the year ended March 31, 2005, the effective administration fee rates for the Funds were as follows:

                                                              ANNUAL RATE
                                                              -----------
Global Value................................................     0.20%
International Value.........................................     0.17%
International Equity........................................     0.20%
International Opportunities.................................     0.22%

The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of each Fund. For the year ended March 31, 2005,

NATIONS FUNDS

Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations:

                                                              SUB-TRANSFER AGENT FEE
FUND                                                                  (000)
------------------------------------------------------------------------------------
Global Value................................................           $ 4
International Value.........................................            49
International Equity........................................            18
International Opportunities.................................            22

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2005, the Funds were informed that the Distributor received the following:

                                                               FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                 SALES CHARGE
                                                                 (000)                        (000)
                                                              ------------    --------------------------------------
FUND                                                           INVESTOR A     INVESTOR A    INVESTOR B    INVESTOR C
--------------------------------------------------------------------------------------------------------------------
Global Value................................................      $  5           $--          $  36          $ 9
International Value.........................................        28            --*           131            2
International Equity........................................        18            --              7           --*
International Opportunities.................................       384            --*            18            3

---------------

 *Amount represents less than $500.

The Funds are also entitled to a 2% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading in and out of Funds. The redemption fees are included as an increase to Paid-in capital on the Statements of assets and liabilities and as a decrease to shares redeemed in the Schedules of capital stock activity. For the year ended March 31, 2005, the Funds received the following in redemption fees:

                                                                                REDEMPTION FEE
                                                                                     (000)
                                                              ---------------------------------------------------
FUND                                                          PRIMARY A    INVESTOR A    INVESTOR B    INVESTOR C
-----------------------------------------------------------------------------------------------------------------
Global Value................................................     $ 1          $ 1           $--           $--
International Value.........................................      30           10             1             2
International Equity........................................      19            1            --*           --*
International Opportunities.................................      35            2             1             1

---------------

 *Amount represents less than $500.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year.

As of March 31, 2005, the fees paid for the Office of Chief Compliance Officer were as follows:

FUND                                                           (000)
--------------------------------------------------------------------
Global Value................................................    $6
International Value.........................................     8
International Equity........................................     8
International Opportunities.................................     8

These amounts are included in "Other expenses" on the Statements of Operations.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of

NATIONS FUNDS
the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

A significant portion of each Fund's Primary Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

The Funds have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in their Statements of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
Global Value.............................................         $ 8                        $ 4
International Equity.....................................          50                         26
International Opportunities..............................          57                         29

3.  TOTAL OPERATING EXPENSE LIMITATIONS

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. BACAP has contractually agreed to reimburse expenses and/or waive fees through July 31, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees) exceed an annual rate of 1.40% of Global Value Fund's average daily net assets and 1.50% of International Opportunities Fund's average daily net assets. There is no guarantee that these expense limitations will continue after this date.

BACAP and/or BACAP Distributors is entitled to recover from Global Value Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the Global Value Fund to exceed the expense limitation in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2005, there were no amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement.

Each Fund has an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

NATIONS FUNDS

For the year ended March 31, 2005, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT      PLAN
                                                               RATE       LIMIT
                                                              -------------------
Investor A Combined Shareholder Servicing and Distribution
  Plan......................................................   0.25%       0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%       0.25%
Investor B and Investor C Distribution Plans................   0.75%       0.75%

5.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, non-deductible net operating losses, distribution reclassifications, reclassifications of gains due to sales of passive foreign investment companies, allocations of realized gains due to tax rules and redemption based payments treated as dividend paid deduction were identified and reclassified among the components of the Funds' net assets as follows:

                                                       UNDISTRIBUTED          ACCUMULATED NET
                                                   NET INVESTMENT INCOME/         REALIZED             PAID-IN
                                                           (LOSS)               GAIN/(LOSS)            CAPITAL
FUND                                                       (000)                   (000)                (000)
------------------------------------------------------------------------------------------------------------------
Global Value.....................................         $   220                 $(1,077)             $  857
International Value..............................            (562)                 (7,663)              8,225
International Equity.............................          (1,006)                    985                  21
International Opportunities......................              20                  (1,908)              1,888

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                                       3/31/05                      3/31/04
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                              INCOME*     CAPITAL GAINS    INCOME*     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Global Value................................................  $10,508       $ 23,066       $ 4,303        $   --
International Value.........................................   45,991        131,293        32,096            --
International Equity........................................    2,958             --         9,427            --
International Opportunities.................................   10,940          3,570         1,573         1,178

---------------

 *For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

NATIONS FUNDS

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                 UNDISTRIBUTED/
                                                                                 (ACCUMULATED)
                                                                UNDISTRIBUTED      LONG-TERM       NET UNREALIZED
                                                                  ORDINARY       CAPITAL GAINS/     APPRECIATION
                                                                  INCOME**          (LOSS)**       (DEPRECIATION)*
FUND                                                                (000)            (000)              (000)
------------------------------------------------------------------------------------------------------------------
Global Value................................................       $ 2,239          $ 10,114          $ 57,722
International Value.........................................         8,626           123,610           601,433
International Equity........................................        12,144           (16,110)          158,843
International Opportunities.................................        15,438            33,017            88,427

---------------

 * The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and mark-to-market of foreign currency forwards and passive foreign investment companies.

 **Amounts may include post-October loss deferrals and ending foreign tax payables.

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                                    NET
                                                                                                UNREALIZED
                                                               UNREALIZED      UNREALIZED      APPRECIATION
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)*
FUND                                                             (000)           (000)             (000)
-------------------------------------------------------------------------------------------------------------
Global Value................................................    $ 71,160        $(13,441)        $ 57,719
International Value.........................................         N/A**           N/A**            N/A**
International Equity........................................     175,872         (16,895)         158,977
International Opportunities.................................     108,737         (20,311)          88,426

---------------

 * Difference between book basis and tax basis unrealized gain/(loss) are primarily due to deferred wash sale losses and mark-to-market of passive foreign investment companies.

 **See corresponding Master Portfolio for tax basis information.

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                                EXPIRING IN
                                                                   2011
FUND                                                               (000)
---------------------------------------------------------------------------
International Equity........................................      $16,110

During the year ended March 31, 2005, the following Funds utilized capital losses as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
FUND                                                               (000)
-----------------------------------------------------------------------------
International Value.........................................     $ 38,916
International Equity........................................      129,312

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2005, the following Funds elected to defer losses occurring between November 1, 2004 and March 31, 2005 under these rules, as follows:

                                                                 CURRENCY
                                                              LOSSES DEFERRED
FUND                                                               (000)
-----------------------------------------------------------------------------
Global Value................................................        $10

NATIONS FUNDS

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005, were as follows:

                                                              PURCHASES       SALES
                                                                (000)         (000)
                                                              ------------------------
Global Value................................................  $   69,679    $  117,405
International Equity........................................   1,663,620       964,717
International Opportunities.................................   1,664,085     1,203,897

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 2005.

7.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2005, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
  $0 - $249,999                                                Nine years
  $250,000 - $499,999                                          Six years
  $500,000 - $999,999                                          Five years
-- before August 1, 1997                                       Nine years

See Schedules of capital stock activity.

8.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

During the year ended March 31, 2005, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
                                                                 (000)          RATE
                                                              ------------------------
International Equity........................................      $30           1.51%

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

9.  SECURITIES LENDING

Under an agreement with BNY, the Funds may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is

NATIONS FUNDS
delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

At March 31, 2005, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
Global Value................................................       $17,575            $18,076
International Equity........................................        76,458             78,760
International Opportunities.................................        92,036             94,719

10.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders cannot currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes

NATIONS FUNDS
claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

For the fiscal year ended March 31, 2005, Bank of America Corporation has assumed $6.7 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to the Funds based on their respective average nets assets for the year ended March 31, 2005. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Global Value Fund, Nations International Value Fund, Nations International Equity Fund and Nations Marsico International Opportunities Fund (constituting part of Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

  UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION

NATIONS GLOBAL VALUE FUND

For the fiscal year ended March 31, 2005, the Fund designates long-term capital gains of $23,722,003.

Foreign taxes paid during the fiscal year ended March 31, 2005, amounting to $538,376 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2005.

Gross income derived from sources within foreign countries amounted to $6,400,711 for the fiscal year ended March 31, 2005.

27.45% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable for the year ended March 31, 2005, qualified for the corporate dividends received deduction.

For non-corporate shareholders 53.43% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS INTERNATIONAL VALUE FUND

For the fiscal year ended March 31, 2005, the Fund designates long-term capital gains of $139,809,776.

Foreign taxes paid during the fiscal year ended March 31, 2005, amounting to $7,239,389 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2005.

Gross income derived from sources within foreign countries amounted to $84,816,207 for the fiscal year ended March 31, 2005.

For non-corporate shareholders 79.46% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS INTERNATIONAL EQUITY FUND

Foreign taxes paid during the fiscal year ended March 31, 2005, amounting to $1,958,961 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2005.

Gross income derived from sources within foreign countries amounted to $22,165,675 for the fiscal year ended March 31, 2005.

For non-corporate shareholders 100.00% of the ordinary income (including short-term capital gains) distributed by the Fund, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND

For the fiscal year ended March 31, 2005, the Fund designates long-term capital gains of $4,930,430.

Foreign taxes paid during the fiscal year ended March 31, 2005, amounting to $676,052 will be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the calendar year ending December 31, 2005.

Gross income derived from sources within foreign countries amounted to $12,877,610 for the fiscal year ended March 31, 2005.

For non-corporate shareholders 31.24% of the ordinary income (including short-term capital gains) distributed by the Fund or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period April 1, 2004 to March 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.7%
               CONSUMER DISCRETIONARY -- 8.2%
               AUTOMOBILES -- 3.8%
     654,200   DaimlerChrysler AG............................................   $   29,392
     524,962   Regie National Usines Renault.................................       47,008
   1,781,900   Volkswagen AG.................................................       85,038
                                                                                ----------
                                                                                   161,438
                                                                                ----------
               HOTELS, RESTAURANTS AND LEISURE -- 0.6%
   5,820,000   Compass Group PLC.............................................       26,559
                                                                                ----------
               HOUSEHOLD DURABLES -- 1.0%
   2,809,310   Matsushita Electric Industrial Co., Ltd., ADR(a)..............       41,353
                                                                                ----------
               MEDIA -- 0.9%
  17,026,100   ITV PLC.......................................................       41,020
                                                                                ----------
               MULTILINE RETAIL -- 1.9%
     366,400   Marks & Spencer Group PLC.....................................        2,396
   2,009,480   Marks & Spencer Group PLC, ADR................................       78,828
                                                                                ----------
                                                                                    81,224
                                                                                ----------
                                                                                   351,594
                                                                                ----------
               CONSUMER STAPLES -- 15.8%
               BEVERAGES -- 0.8%
     949,690   InBev NV......................................................       33,338
                                                                                ----------
               FOOD AND STAPLES RETAILING -- 4.8%
     298,700   Carrefour SA..................................................       15,893
   7,383,700   Koninklijke Ahold NV(b).......................................       61,991
   4,922,466   Koninklijke Ahold NV(b)(c)....................................       41,328
  22,784,965   Wm. Morrison Supermarkets PLC.................................       84,387
                                                                                ----------
                                                                                   203,599
                                                                                ----------
               FOOD PRODUCTS -- 8.6%
     670,200   Nestle SA, Registered Shares..................................      184,011
   1,514,768   Unilever NV...................................................      103,355
   8,125,500   Unilever PLC..................................................       80,301
                                                                                ----------
                                                                                   367,667
                                                                                ----------
               TOBACCO -- 1.6%
       6,375   Japan Tobacco, Inc. ..........................................       70,926
                                                                                ----------
                                                                                   675,530
                                                                                ----------
               ENERGY -- 3.4%
               OIL AND GAS -- 3.4%
     636,870   Lukoil, ADR...................................................       86,232
   3,594,400   Nippon Oil Corp. .............................................       25,573
     914,000   Petroleo Brasilerio SA, ADR(a)................................       35,162
                                                                                ----------
                                                                                   146,967
                                                                                ----------

                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               FINANCIALS -- 25.6%
               COMMERCIAL BANKS -- 17.8%
   3,072,880   ABN AMRO Holding NV(a)........................................   $   76,238
  14,352,650   Banca Intesa S.p.A. ..........................................       73,121
   1,294,000   Banco Bilbao Vizcaya Argentaria SA(c).........................       21,123
   5,992,233   Banco Bilboa Vizcaya Argentaria SA, ADR(a)....................       97,494
   2,622,400   Banco Santander Central Hispano SA............................       32,003
   2,113,700   Bayerische Vereinsbank AG, ADR(a)(b)..........................       51,782
     845,480   Bayerische Vereinsbank AG(b)(c)...............................       20,713
   3,043,556   Commerzbank AG................................................       66,176
     263,453   DBS Group Holdings Ltd., ADR..................................        9,520
   8,994,000   DBS Group Holdings Ltd., ADR(c)...............................       81,253
     253,261   Hypo Real Estate Holding AG, ADR(b)...........................       10,487
   7,971,641   Mitsubishi Tokyo Financial Group, Inc., ADR(a)................       68,955
   7,142,000   Oversea-Chinese Banking Corp., Ltd. ..........................       59,758
       2,986   Sumitomo Mitsui Financial Group, Inc.(a)......................       20,268
  10,757,100   Sumitomo Mitsui Financial Group, Inc., ADR....................       73,015
                                                                                ----------
                                                                                   761,906
                                                                                ----------
               DIVERSIFIED FINANCIAL SERVICES -- 2.1%
   1,557,678   ING Groep NV..................................................       47,169
   2,550,900   Jardine Matheson Holdings Ltd., ADR...........................       44,386
                                                                                ----------
                                                                                    91,555
                                                                                ----------
               INSURANCE -- 5.7%
   4,446,900   Aegon NV......................................................       60,165
   3,200,000   Mitsui Sumitomo Insurance Co., Ltd. ..........................       29,409
  22,958,200   Royal & Sun Alliance Insurance Group PLC......................       34,054
  22,958,200   Royal & Sun Alliance Insurance Group PLC(c)...................       34,054
   3,479,619   Zurich Financial Services AG, ADR(a)..........................       61,278
   1,400,740   Zurich Financial Services AG, ADR(a)(c).......................       24,668
                                                                                ----------
                                                                                   243,628
                                                                                ----------
                                                                                 1,097,089
                                                                                ----------
               HEALTH CARE -- 8.9%
               PHARMACEUTICALS -- 8.9%
   1,767,600   Daiichi Pharmaceutical Co., Ltd. .............................       41,480
   5,733,600   GlaxoSmithKline PLC...........................................      131,419
   1,125,000   Ono Pharmaceutical Co. Ltd. ..................................       58,795
   1,844,200   Sankyo Co., Ltd. .............................................       38,967
     855,086   Sanofi-Aventis................................................       72,291

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               HEALTH CARE -- (CONTINUED)
     556,100   Schering AG...................................................   $   37,076
      26,000   Taisho Pharmaceutical Co., Ltd. ..............................          554
                                                                                ----------
                                                                                   380,582
                                                                                ----------
               INDUSTRIALS -- 8.0%
               AEROSPACE AND DEFENSE -- 2.8%
   4,485,630   BAE Systems PLC, ADR..........................................       87,982
  13,599,000   Bombardier, Inc., Class B.....................................       30,349
                                                                                ----------
                                                                                   118,331
                                                                                ----------
               COMMERCIAL SERVICES AND SUPPLIES -- 0.6%
   1,509,000   Dai Nippon Printing Co., Ltd. ................................       24,675
                                                                                ----------
               ELECTRICAL EQUIPMENT -- 1.7%
   1,199,825   Hitachi Ltd., ADR(a)..........................................       74,545
                                                                                ----------
               MACHINERY -- 2.9%
   1,226,400   Heidelberger Druckmaschinen AG(b)(c)..........................       39,050
  23,160,268   Invensys PLC(b)(c)............................................        6,783
  18,541,415   Invensys PLC, ADR(a)(b).......................................       10,862
  25,327,000   Mitsubishi Heavy Industries Ltd. .............................       67,485
                                                                                ----------
                                                                                   124,180
                                                                                ----------
                                                                                   341,731
                                                                                ----------
               INFORMATION TECHNOLOGY -- 1.6%
               COMMUNICATIONS EQUIPMENT -- 1.6%
   1,894,200   Alcatel SA(a)(b)..............................................       23,042
   3,835,200   Alcatel SA, ADR(a)............................................       46,291
                                                                                ----------
                                                                                    69,333
                                                                                ----------
               MATERIALS -- 2.3%
               CHEMICALS -- 1.6%
     970,000   Akzo Nobel NV, ADR(a).........................................       44,601
   1,159,620   Imperial Chemical Industries PLC, ADR.........................       23,656
                                                                                ----------
                                                                                    68,257
                                                                                ----------
               METALS AND MINING -- 0.7%
   2,813,700   Corus Group PLC, ADR(a)(b)....................................       28,812
                                                                                ----------
                                                                                    97,069
                                                                                ----------
               TELECOMMUNICATION SERVICES -- 20.5%
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 20.5%
     241,760   Brasil Telecom Participacoes SA, ADR..........................        7,893
   1,152,030   BT Group PLC, ADR(a)..........................................       44,860
   2,878,864   Compania Anonima Nacional Telefonos de Venezuela, ADR.........       54,468
   6,010,800   Deutsche Telekom AG, ADR(a)...................................      119,976
   2,914,300   KT Corp., ADR.................................................       62,104
   2,571,180   Nippon Telegraph & Telephone Corp., ADR.......................       56,180

                                                                                   VALUE
   SHARES                                                                          (000)
-------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- (CONTINUED)
   8,194,176   Portugal Telecom SGPS SA, ADR.................................   $   96,609
   2,291,700   Swisscom AG, ADR(a)...........................................       84,289
   2,164,000   Tele Norte Leste Participacoes SA, ADR........................       33,477
   1,649,181   Telecom Italia S.p.A., ADR(a).................................       62,240
   2,067,200   Telecom Corp. of New Zealand, ADR(a)..........................       71,670
   2,446,232   Telefonica SA, ADR............................................      127,131
   1,618,920   Telefonos de Mexico SA de CV, ADR.............................       55,901
                                                                                ----------
                                                                                   876,798
                                                                                ----------
               WIRELESS TELECOMMUNICATION SERVICES -- 0.0%
       7,626   Tele Leste Celular Participacoes SA, ADR(a)(b)................           65
      98,437   Tele Centro Oeste Celular Participacoes SA, ADR(a)............          976
      92,996   Telesp Celular Participacoes SA, ADR..........................          556
      61,418   Tim Participacoes SA, ADR.....................................          922
                                                                                ----------
                                                                                     2,519
                                                                                ----------
                                                                                   879,317
                                                                                ----------
               UTILITIES -- 4.4%
               ELECTRIC UTILITIES -- 4.4%
  11,414,270   Centrais Electricas Brasileiras SA, ADR(b)....................       76,424
   1,071,780   E.On AG(a)....................................................       30,814
   6,114,300   Korea Electric Power Corp., ADR(a)............................       82,176
                                                                                ----------
                                                                                   189,414
                                                                                ----------
               TOTAL COMMON STOCKS
                 (Cost $3,516,753)...........................................    4,228,626
                                                                                ----------
               PREFERRED STOCKS -- 0.5%
               TELECOMMUNICATION SERVICES -- 0.5%
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
     663,200   Telecomunicacoes Brasileiras SA, ADR(a).......................       19,200
                                                                                ----------
               TOTAL PREFERRED STOCKS
                 (Cost $38,155)..............................................       19,200
                                                                                ----------
               INVESTMENT MANAGEMENT COMPANY -- 0.5%
  22,945,000   Nations Cash Reserves, Capital Class Shares(d)................       22,945
                                                                                ----------
               TOTAL INVESTMENT MANAGEMENT COMPANY
                 (Cost $22,945)..............................................       22,945
                                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005

                                                                                   VALUE
   UNITS                                                                           (000)
-------------------------------------------------------------------------------------------
               RIGHTS -- 0.0%
               TELECOMMUNICATION SERVICES -- 0.0%
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.0%
               Embratel participacoes SA
     168,143     8.730% 04/07/05(a)(b)(e)(f).................................   $       --
                                                                                ----------
               TOTAL RIGHTS
                 (Cost $0)...................................................           --
                                                                                ----------
    PAR
   (000)
------------
               REPURCHASE AGREEMENTS(G) -- 9.9%
$    112,782   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                 04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
                 $113,855 (repurchase proceeds $112,791).....................      112,782
     135,338   Repurchase agreement with Wachovia Capital Markets dated
                 03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                 Government Agency securities with various maturities to
                 05/20/33, market value $137,116 (repurchase proceeds
                 $135,349)...................................................      135,338
     176,184   Repurchase agreement with Wachovia Capital Markets dated
                 03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                 Government Agency securities with various maturities to
                 03/31/35, market value $178,963 (repurchase proceeds
                 $176,198)...................................................      176,184
                                                                                ----------
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $424,304).............................................      424,304
                                                                                ----------
               TOTAL INVESTMENTS
                 (Cost $4,002,157)(h)..............................     109.6%   4,695,075
               OTHER ASSETS AND LIABILITIES, NET...................      (9.6)%   (410,827)
                                                                                ----------
               NET ASSETS..........................................     100.0%  $4,284,248
                                                                                ==========

---------------
Notes to Investment Portfolio:

(a)
  All or a portion of security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $267,787 and $412,207, respectively.

(b)
  Non-income producing security.

(c)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $268,972, which represents 6.3% of net assets.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  Illiquid security.

 (f)
  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(g)
  This amount represents cash collateral received from securities lending activity (see Note 7).

(h)
  Cost for federal income tax purposes is $4,002,157. See Note 4 for additional information.

SUMMARY OF SECURITIES                           % OF TOTAL
BY COUNTRY                           VALUE      INVESTMENTS
-----------------------------------------------------------
United Kingdom                     $  715,974       15.2%
Japan                                 692,181       14.7
Germany                               490,504       10.4
United States*                        447,249        9.6
Netherlands                           434,846        9.3
Switzerland                           354,246        7.5
Spain                                 277,750        5.9
France                                204,525        4.4
Brazil                                174,675        3.7
Singapore                             194,917        4,1
South Korea                           144,280        3.1
Italy                                 135,362        2.9
Portugal                               96,609        2.1
Russia                                 86,232        1.8
New Zealand                            71,670        1.5
Mexico                                 55,901        1.2
Venezuela                              54,468        1.2
Belgium                                33,337        0.7
Canada                                 30,349        0.7
                                   ------------------------
                                   $4,695,075      100.0%
                                   ------------------------

* Includes Short-Term Obligations.

ABBREVIATION:

ADR  --   American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF ASSETS AND LIABILITIES


March 31, 2005

                                                                     NATIONS
                                                                  INTERNATIONAL
                                                                      VALUE
                                                                 MASTER PORTFOLIO
                                                                 ----------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost.........................      $    3,979,212
Affiliated investments, at cost.............................              22,945
                                                                  --------------
Non-affiliated investments, at value........................           4,672,130
Affiliated investments, at value............................              22,945
Cash........................................................                  53
Dividends receivable........................................              16,204
Interest receivable.........................................                 145
                                                                  --------------
    Total assets............................................           4,711,477
                                                                  --------------
LIABILITIES:
Collateral on securities loaned.............................            (424,304)
Investment advisory fee payable.............................              (2,556)
Administration fee payable..................................                (186)
Accrued Trustees' fees and expenses.........................                 (43)
Accrued expenses and other liabilities......................                (140)
                                                                  --------------
    Total liabilities.......................................            (427,229)
                                                                  --------------
NET ASSETS..................................................      $    4,284,248
                                                                  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF OPERATIONS


For the year ended March 31, 2005

                                                                     NATIONS
                                                                  INTERNATIONAL
                                                                      VALUE
                                                                 MASTER PORTFOLIO
                                                                 ----------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $8,828)......      $       97,387
Dividend income from affiliated funds.......................               1,086
Securities lending..........................................               1,350
                                                                  --------------
    Total investment income.................................              99,823
                                                                  --------------
EXPENSES:
Investment advisory fee.....................................              34,459
Administration fee..........................................               2,053
Custodian fees..............................................                 605
Legal and audit fees........................................                  48
Other.......................................................                 135
                                                                  --------------
    Total expenses..........................................              37,300
Fees waived by investment advisor (see Note 3)..............              (1,820)
Fees reduced by credits allowed by the custodian (see Note
  3)........................................................                  (3)
                                                                  --------------
    Net expenses............................................              35,477
                                                                  --------------
NET INVESTMENT INCOME.......................................              64,346
                                                                  --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
  Security transactions.....................................             358,390
  Foreign currencies and net other assets...................                (625)
                                                                  --------------
Net realized gain/(loss) on investments.....................             357,765
                                                                  --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................             120,430
  Foreign currencies and net other assets...................                  34
                                                                  --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             120,464
                                                                  --------------
Net realized and unrealized gain/(loss) on investments......             478,229
                                                                  --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $      542,575
                                                                  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF CHANGES IN NET ASSETS


                                                                  NATIONS INTERNATIONAL VALUE
                                                                       MASTER PORTFOLIO
                                                              -----------------------------------
                                                                YEAR ENDED           YEAR ENDED
                                                                 3/31/05              3/31/04
                                                              -----------------------------------
(IN THOUSANDS)
Net investment income.......................................  $       64,346       $       49,096
Net realized gain/(loss) on investments.....................         357,765              133,706
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         120,464            1,853,832
                                                              --------------       --------------
Net increase/(decrease) in net assets resulting from
  operations................................................         542,575            2,036,634
Contributions...............................................         242,589              220,561
Withdrawals.................................................        (604,410)            (887,216)
                                                              --------------       --------------
Net increase/(decrease) in net assets.......................         180,754            1,369,979
NET ASSETS:
Beginning of year...........................................       4,103,494            2,733,515
                                                              --------------       --------------
End of year.................................................  $    4,284,248       $    4,103,494
                                                              ==============       ==============


  FINANCIAL HIGHLIGHTS


                                                                                                           WITHOUT WAIVERS
                                                                   RATIO OF                                AND/OR EXPENSE
                                                                  OPERATING                                REIMBURSEMENTS
                                                                   EXPENSES                                ---------------
                                                      RATIO OF    INCLUDING    RATIO OF NET                   RATIO OF
                                                     OPERATING     INTEREST     INVESTMENT                    OPERATING
                                                      EXPENSES     EXPENSE     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
                                            TOTAL    TO AVERAGE   TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
                                            RETURN   NET ASSETS   NET ASSETS    NET ASSETS       RATE        NET ASSETS
                                            ------------------------------------------------------------------------------
INTERNATIONAL VALUE MASTER PORTFOLIO:
Year ended 3/31/2005......................   13.85%     0.86%(a)     0.86%(a)      1.57%          21%           0.91%(a)
Year ended 3/31/2004......................   79.88      0.90(a)      0.90(a)(b)    1.34           15            0.96(a)
Year ended 3/31/2003......................  (28.54)     0.90(a)      0.90(a)(b)    1.45           25            0.96(a)
Year ended 3/31/2002......................    0.08      0.93(a)      0.93(a)(b)    1.61           19            0.96(a)
Year ended 3/31/2001......................      --(c)   0.87(a)      0.87(a)(b)    2.16           14            0.97(a)

---------------

(a)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)Total return not required for period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2005, the Master Trust offered twelve separate portfolios. These financial statements pertain only to the International Value Master Portfolio (the "Master Portfolio"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

The following investors were invested in the Master Portfolio at March 31, 2005:

INTERNATIONAL VALUE MASTER PORTFOLIO:
Nations International Value Fund............................   87.8%
Nations International Value Fund (Offshore).................    1.3%
Banc of America Capital Management Funds VII - International
  Value Fund................................................   10.9%

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolio to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio in the preparation of its financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Master Portfolio's net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Repurchase agreements: The Master Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Master Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the obligation of the Master Portfolio to resell, the underlying debt obligation at an agreed-upon price and date, thereby determining the yield during the Master Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Master Portfolio's holding period. The value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a

NATIONS MASTER INVESTMENT TRUST
possible decline in the value of the underlying securities during the period the Master Portfolio seeks to assert its right. The Master Portfolio's investment advisor, under the oversight of the Board of Trustees, monitors the value of collateral received as well as the creditworthiness of those banks and dealers with which the Master Portfolio enters into repurchase agreements to evaluate potential risks.

Futures contracts: A Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Master Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, the Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Master Portfolio each day, depending on the daily fluctuation of the value of the contract. At March 31, 2005, the Master Portfolio had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, the Master Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when the Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. At March 31, 2005, the Master Portfolio had no open forward foreign currency contracts.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of assets and liabilities. In addition, the Master Portfolio could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

NATIONS MASTER INVESTMENT TRUST

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Federal income taxes: The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Master Portfolio are charged to such Master Portfolio.

Indemnification: In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Master Trust's organizational documents, the Trustees and Officers of the Master Trust are indemnified against certain liabilities that may arise out of their duties to the Master Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolio. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of the Master Portfolio:

AVERAGE DAILY NET ASSETS                                      ANNUAL FEE RATE
-----------------------------------------------------------------------------
First $500 million..........................................       0.85%
$500 million to $1 billion..................................       0.80%
$1 billion to $1.5 billion..................................       0.75%
$1.5 billion to $3 billion..................................       0.70%
$3 billion to $6 billion....................................       0.68%
Over $6 billion.............................................       0.66%

Prior to December 1, 2004, BACAP received a monthly investment advisory fee at the annual rate of 0.90% of the Master Portfolio's average daily net assets.

For the year ended March 31, 2005, the effective investment advisory fee rate for the Master Portfolio was 0.84% of Master Portfolio's average daily net assets.

The Master Trust has, on behalf of the Master Portfolio, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, L.P. ("Brandes"). Pursuant to the sub-advisory agreement, Brandes is entitled to receive a sub-advisory fee from BACAP at the annual rate of 0.50% of the Master Portfolio's average daily net assets.

NATIONS MASTER INVESTMENT TRUST

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.05% of the Master Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of the Master Trust's assets.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statement of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

The Master Portfolio has made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by the Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolio. For year ended March 31, 2005, BACAP and BACAP Distributors earned advisory fees and administration fees of $86 and $44 respectively, related to investments in affiliated funds.

3.  TOTAL OPERATING EXPENSE LIMITATIONS

For the year ended March 31, 2005, BACAP voluntarily agreed to limit total annual operating expenses to 0.90% of the Master Portfolio's average daily net assets. There is no guarantee that this limitation will continue.

The Master Portfolio has an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of operations. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

4.  FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                                 NET
                                                                                              UNREALIZED
                                                               UNREALIZED     UNREALIZED    APPRECIATION/
                                                              APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                                                 (000)          (000)           (000)
                                                              ------------   ------------   --------------
Master Portfolio............................................    $945,238      $ (252,320)      $692,918

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005 were $854,943 and $1,128,628, respectively.

There were no purchases and sales of long-term U.S. government securities for the year ended March 31, 2005.

NATIONS MASTER INVESTMENT TRUST

6.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. The Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

During the year ended March 31, 2005, borrowings by the Master Portfolio under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT      AVERAGE
                                                              OUTSTANDING*   INTEREST
                                                                 (000)         RATE
                                                              -----------------------
Master Portfolio............................................      $28          3.00%

       ----------------------

       *The average amount outstanding was calculated based on daily balances in the period.

7.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolio may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolio. Generally, in the event of borrower default, the Master Portfolio has the right to use the collateral to offset any losses incurred. In the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Master Portfolio. The Master Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by the Master Portfolio from securities lending is included in its Statement of operations.

At March 31, 2005, the Master Portfolio had securities on loan as follows:

                                                               MARKET VALUE OF    MARKET VALUE OF
                                                              LOANED SECURITIES     COLLATERAL
                                                                    (000)              (000)
                                                              -----------------------------------
Master Portfolio............................................      $412,207           $424,304

8.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc. - the investment advisor to and distributor of the Columbia Funds, respectively, - to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

NATIONS MASTER INVESTMENT TRUST

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. The Master Portfolio is not currently named as defendant in the MDL. The Master Portfolio can not predict if it will be added as a party to the MDL, and if it is added, whether the litigation will have any impact on it.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations International Value Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolio") at March 31, 2005, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Indefinite term;     Managing Director -- E.J. Boudreau &      75
Age: 60                  Trustee since 2005   Associates (consulting), through
Trustee                                       current; Chairman and Chief
                                              Executive Officer -- John Hancock
                                              Funds (mutual funds), 1989 through
                                              2000.
William P. Carmichael    Indefinite term;     Retired; Senior Managing                  75
Age: 60                  Trustee since 1999   Director -- The Succession Fund (a
Trustee and Chairman of                       company formed to advise and buy
the Board                                     family owned companies) from 1998
                                              through April 2001.
William A. Hawkins       Indefinite term;     President, Retail Banking -- IndyMac      75
Age: 63                  Trustee since 2005   Bancorp, Inc., September 1999
Trustee                                       through August 2003.
R. Glenn Hilliard        Indefinite term;     Chairman and Chief Executive              75
Age: 65                  Trustee since 2005   Officer -- Hilliard Group LLC
Trustee                                       (investing and consulting), April
                                              2003 through current; Chairman and
                                              Chief Executive Officer -- ING
                                              America (financial services),
                                              1999 -- April 2003; and Executive
                                              Chairman -- Conseco, Inc.
                                              (insurance), Sept 2004 through
                                              current.
Minor M. Shaw            Indefinite term;     President -- Micco Corporation and        75
Age: 56                  Trustee since 2003   Mickel Investment Group.
Trustee


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Director -- The Museum of Science,
Age: 60                  Boston; Advisory Board Member --
Trustee                  Perennial Capital Advisors.

William P. Carmichael    Director -- Cobra Electronics
Age: 60                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel).
William A. Hawkins       Vice Chairman -- San Gabriel Red
Age: 63                  Cross; Director -- Leadership
Trustee                  Pasadena; Director -- Operation
                         Hope; Trustee -- The Chandler
                         School.
R. Glenn Hilliard        Director -- Conseco, Inc.
Age: 65                  (insurance); Non-Executive
Trustee                  Director -- Alea Group Holding
                         (Bermuda), Ltd. (insurance).

Minor M. Shaw            Chairman -- Wofford College Board of
Age: 56                  Trustees; Chairman and
Trustee                  Trustee -- The Daniel-Mickel
                         Foundation of South Carolina;
                         Vice-Chairman and Trustee --
                         Greenville-Spartanburg Airport
                         Commission and Duke Endowment;
                         Trustee -- The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges;
                         Chair-Elect -- Urban League of the
                         Upstate; Board Member -- United Way
                         of Greenville County; Vice-Chair --
                         Greenville Chamber of Commerce;
                         Board Member -- United Way of South
                         Carolina.

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
PRINCIPAL OFFICERS
Christopher L. Wilson    Indefinite term:     Head of Mutual Funds since August,        n/a
Age: 47                  President (since     2004 and Senior Vice President of
                         2004)                the Advisor since January, 2005;
                                              President of the Columbia Funds,
                                              Liberty Funds and Stein Roe Funds
                                              since October, 2004; President and
                                              Chief Executive Officer of the
                                              Nations Funds since January, 2005;
                                              President of the Galaxy Funds since
                                              April 2005; Director of Bank of
                                              America Global Liquidity Funds, plc
                                              since May 2005; Director of Banc of
                                              America Capital Management
                                              (Ireland), Limited since May 2005;
                                              Senior Vice President of BACAP
                                              Distributors LLC since January,
                                              2005; Director of FIM Funding, Inc.
                                              since January, 2005; Senior Vice
                                              President of Columbia Funds
                                              Distributor, Inc. since January,
                                              2005; Director of Columbia Funds
                                              Services, Inc. since January, 2005
                                              (formerly President and Chief
                                              Executive Officer, CDC IXIS Asset
                                              Management Services, Inc. from
                                              September, 1998 to August, 2004).
J. Kevin Connaughton     Indefinite term:     Treasurer of the Columbia Funds           n/a
(Age 40)                 Treasurer (since     since October, 2003 and of the
Treasurer                2000)                Liberty Funds, Stein Roe Funds and
                                              All-Star Funds since December, 2000;
                                              Vice President of the Advisor since
                                              April, 2003 (formerly President of
                                              the Columbia Funds, Liberty Funds
                                              and Stein Roe Funds from February,
                                              2004 to October, 2004; Chief
                                              Accounting Officer and Controller of
                                              the Liberty Funds and All-Star Funds
                                              from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds
                                              since September, 2002 (formerly
                                              Treasurer from December, 2002 to
                                              December, 2004 and President from
                                              February, 2004 to December, 2004 of
                                              the Columbia Management
                                              Multi-Strategy Hedge Fund, LLC; Vice
                                              President of Colonial Management
                                              Associates, Inc. from February, 1998
                                              to October, 2000).
Mary Joan Hoene          Indefinite term:     Senior Vice President and Chief           n/a
(Age 54)                 Senior Vice          Compliance Officer of the Columbia
                         President and        Funds, Liberty Funds, Stein Roe
                         Chief Compliance     Funds and All-Star Funds since
                         Officer (since       August, 2004 (formerly Partner,
                         2004)                Carter, Ledyard & Milburn LLP from
                                              January, 2001 to August, 2004;
                                              Counsel, Carter, Ledyard & Milburn
                                              LLP from November, 1999 to December,
                                              2000; Vice President and Counsel,
                                              Equitable Life Assurance Society of
                                              the United States from April, 1998
                                              to November, 1999).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson                    n/a
Age: 47
J. Kevin Connaughton                     n/a
(Age 40)
Treasurer
Mary Joan Hoene                          n/a
(Age 54)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
Michael G. Clarke        Indefinite term:     Chief Accounting Officer of the           n/a
(Age 35)                 Chief Accounting     Columbia Funds, Liberty Funds, Stein
                         Officer (since       Roe Funds and All-Star Funds since
                         2004)                October, 2004 (formerly Controller
                                              of the Columbia Funds, Liberty
                                              Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October,
                                              2004; Assistant Treasurer from June,
                                              2002 to May, 2004; Vice President,
                                              Product Strategy & Development of
                                              the Liberty Funds and Stein Roe
                                              Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the
                                              Liberty Funds, Stein Roe Funds and
                                              the All-Star Funds from August, 1999
                                              to February, 2001; Audit Manager,
                                              Deloitte & Toche LLP from May, 1997
                                              to August, 1999).
Jeffrey R. Coleman       Indefinite term:     Controller of the Columbia Funds,         n/a
(Age 35)                 Controller (since    Liberty Funds, Stein Roe Funds and
                         2004)                All-Star Funds since October, 2004
                                              (formerly Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Deputy Treasurer of the CDC Nvest
                                              Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004;
                                              Assistant Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Assistant Treasurer of the CDC Nvest
                                              Funds from August, 2000 to February,
                                              2003; Tax Manager of PFPC, Inc. from
                                              November, 1996 to August, 2000).
R. Scott Henderson       Indefinite term:     Secretary of the Columbia Funds,          n/a
(Age 45)                 Secretary (since     Liberty Funds and Stein Roe Funds
                         2004)                since December, 2004 (formerly Of
                                              Counsel, Bingham McCutchen from
                                              April, 2001 to September, 2004;
                                              Executive Director and General
                                              Counsel, Massachusetts Pension
                                              Reserves Investment Management Board
                                              from September, 1997 to March,
                                              2001).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
Michael G. Clarke                        n/a
(Age 35)
Jeffrey R. Coleman                       n/a
(Age 35)
R. Scott Henderson                       n/a
(Age 45)

---------------

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
  SUB-ADVISORY AGREEMENTS                                        (UNAUDITED)



Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (the "Boards") of Nations Funds Trust and Nations Master Investment Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Banc of America Capital Management, LLC ("BACAP") for Nations Global Value Fund, Nations International Value Master Portfolio, Nations International Equity Master Portfolio and Nations Marsico International Opportunities Master Portfolio; (ii) an investment sub-advisory agreement with Brandes Investment Partners, L.P. ("Brandes") for Nations Global Value Fund and Nations International Value Master Portfolio; and (iii) an investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital") for Nations International Equity Master Portfolio and Nations Marsico International Opportunities Master Portfolio. The investment advisory agreement with BACAP and the investment sub-advisory agreements with Brandes and Marsico Capital (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 17-18, 2004, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of BACAP and the Sub-Advisers and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by BACAP and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for BACAP and the Sub-Advisers were provided to the Boards, as were responses of BACAP and the Sub-Advisers to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of BACAP and the Sub-Advisers. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Funds, BACAP and the Sub-Advisers. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of BACAP and the Sub-Advisers, based on their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Boards considered information regarding BACAP's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of recent and anticipated hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by BACAP and the Sub-Advisers.

Fund Performance and Expenses

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. They also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
  SUB-ADVISORY AGREEMENTS (CONTINUED)                           (UNAUDITED)


performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain funds, Lipper determined that the composition of the Peer Group/Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees, (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper data, BACAP apprised the Boards of individual characteristics (such as: poor rankings in terms of overall expense or management fees, maintaining poor performance or demonstrating a combination of below average to poor performance while maintaining below average or poor expense rankings) of any Fund that they believed may warrant further investigation by the Boards (denoted by an overall "negative" ranking for the Fund in question) and accordingly determined an overall score for each Fund.

The Boards considered the projected impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Boards noted that each Fund's performance was better than, or not substantially below, each Fund's Peer Group median overall performance and did not necessitate any significant additional review.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. As with their review of each Fund's performance, Funds that performed poorly or below average with respect to their total expense ratios were highlighted by Management for further review by the Boards. The Boards noted that the total expense ratios of the Funds were lower than each Fund's Peer Group's median total expense ratio and did not require significant additional consideration by the Boards.

Management also discussed the Lipper data and rankings, and other relevant information, for each Fund. Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates, combined with the administration fee rates, payable by the Funds to BACAP for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by BACAP to the Sub-Advisers for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates"). The Boards noted that, on a complex-wide basis, BACAP and Columbia Management Advisors, Inc. ("Columbia") were proposing to reduce annual investment advisory and administration fees by $32 million per year pursuant to an agreement in principle entered into with the New York Attorney General ("NYAG") on March 15, 2004 to settle a civil complaint filed by the NYAG against BACAP and certain of its affiliates relating to trading in mutual fund shares. At the November meetings, the Board also considered and approved BACAP's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type on a complex-wide basis. The Board also considered the reduction in the advisory agreement rates for certain individual Funds that would result from the fee reductions and adoption of a standardized breakpoint schedule.

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
  SUB-ADVISORY AGREEMENTS (CONTINUED)                           (UNAUDITED)


Additionally, the Boards received and afforded specific attention to information comparing the Net Advisory Rates with those of the other funds in their respective Peer Groups. The Boards concluded that the respective Net Advisory Rate for Nations International Equity Master Portfolio and Nations International Opportunities Master Portfolio were lower than the median rates of each Fund's Peer Group and did not warrant significant additional consideration.

The Boards noted that Nations Global Value Fund and Nations International Value Master Portfolio required additional review as a result of the 5th quintile Peer Group ranking for the Advisory Agreement Rate and Net Advisory Rate of Nations Global Value Fund, and 4th and 5th quintile Peer Group rankings for the Advisory Agreement Rate and Net Advisory Rate, respectively, of Nations International Value Master Portfolio. However, the Boards also noted that the total expense ratio for each of these Funds was consistent with that of the other funds in their Peer Groups, with Nations Global Value Fund achieving a 1st quintile ranking as compared to its Peer Group. In addition, the Boards considered that the one- and three-year performance rankings for each Fund against its Universe were in the 1st quintile. The Boards concluded that these and other factors supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Boards also reviewed the Sub-Advisory Agreement Rates charged by Brandes and Marsico Capital, which serve as Sub-Advisers to certain of the Funds. The Boards concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability

The Boards received and considered a detailed profitability analysis of BACAP based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and BACAP and its affiliates, including Marsico Capital. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that BACAP and its affiliates received with regard to providing these services to the Funds were not unreasonable.

The Boards also received and considered a profitability analysis of Brandes based on its Sub-Advisory Agreement Rates, as well as on other relationships between the Funds and Brandes and its affiliates. The Boards observed the costs of providing portfolio management and other services to the Funds. The Boards also noted that the sub-advisory fees are paid to Brandes by BACAP and not directly by the Funds, and that the Boards separately determined that the Advisory Agreement Rates for these Funds were fair and equitable. Based on these factors, the Boards concluded that the profits and other ancillary benefits that Brandes and its affiliates received with regard to providing these services to the Funds were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through the newly-approved Advisory Agreement Rate breakpoints effective December 1, 2004.

The Nations Master Investment Trust Board did not approve such breakpoints for Nations Marsico International Opportunities Master Portfolio. However, the Board considered the Advisory Agreement Rate and the Sub-Advisory Agreement Rate of Nations Marsico International Opportunities Master Portfolio and concluded that the fees were fair and equitable based on relevant factors, including the Fund's performance results.

The Boards noted that Brandes does not offer breakpoints in its Sub-Advisory Agreement Rates for the Funds. However, the Boards also noted that the sub-advisory fees are paid to Brandes by BACAP and not directly by the Funds, and that the Boards separately determined that the Advisory Agreement Rates for the sub-advised Funds were fair and equitable. They also noted that shareholders would receive benefits from any economies of scale through breakpoints in the Advisory Agreement Rates (except for Nations Marsico International Opportunities Master Portfolio, whose Advisory Agreement Rate did not offer breakpoints).

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
  SUB-ADVISORY AGREEMENTS (CONTINUED)                           (UNAUDITED)


The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature, extent and quality of services and fee rates offered by BACAP and Brandes to their other clients, including other registered investment companies and institutional investors. The Boards considered that Marsico Capital did not provide such information because it treats such information as confidential. The Boards concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to other BACAP and Brandes clients. Where rates offered to other clients of BACAP were appreciably lower, the Boards concluded, based on information provided by BACAP, that the costs associated with managing and operating a registered open-end fund, compared with an institutional investor account, provided a justification for the higher fee rates charged to the Funds.

The Nations Master Investment Trust Board did not receive comparative fee rate materials for Marsico Capital, but concluded that the Sub-Advisory Agreement Rates were fair and equitable based on other considerations, including the performance of Funds as sub-advised by the Sub-Adviser. The Board also noted that the sub-advisory fees are paid to Marsico Capital by BACAP and not directly by the Funds, and that the Board separately determined that the Advisory Agreement Rates for the sub-advised Funds were fair and equitable.

Other Benefits to BACAP and the Sub-Advisers

The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by BACAP and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of BACAP and the Sub-Advisers with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in the business of BACAP and the Sub-Advisers as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by BACAP and its affiliates or a Sub-Adviser and its affiliates).

The Boards also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, including whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed the respective policies of BACAP and the Sub-Advisers regarding the allocation of portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

The Boards also considered the markets for the Funds, including the principal channels through which the Funds' shares are offered and sold. The Boards noted that the Funds in the Nations Funds complex are generally utilized primarily by fiduciary accounts, over many of which Bank of America, N.A. and its affiliates exercise discretionary authority.

The Boards noted that Causeway Capital Management LLC ("Causeway") became a sub-adviser to Nations International Equity Master Portfolio in September 2004, and therefore is not yet subject to an annual re-approval requirement. Nonetheless, the Nations Master Investment Trust Board reviewed certain information related to Causeway as a part of its overall review of the Advisory Agreements of such Funds.

As discussed above, the Boards review detailed materials received from BACAP and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also regularly review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards review reports of BACAP and the Sub-Advisers at least in each of their quarterly meetings, which include, among other things, a detailed portfolio review

  BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND
  SUB-ADVISORY AGREEMENTS (CONTINUED)                           (UNAUDITED)


and detailed fund performance reports. In addition, the Boards confer with the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors and based on their deliberations and their evaluation of the information provided to them, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

  SHAREHOLDER MEETING RESULTS                                        (UNAUDITED)


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Funds Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 89,015,864,903 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR          WITHHELD
---------------------                                              ---          --------
Edward J. Boudreau, Jr. ....................................  60,106,221,350   182,307,606
William P. Carmichael.......................................  60,097,356,926   191,172,030
William A. Hawkins..........................................  60,107,769,386   180,759,570
R. Glenn Hilliard...........................................  60,106,552,355   181,976,601
Minor M. Shaw...............................................  60,099,464,530   189,064,426

  SHAREHOLDER MEETING RESULTS (CONTINUED)                            (UNAUDITED)


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Master Investment Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 996,970,350 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                             FOR       WITHHELD
---------------------                                             ---       --------
Edward J. Boudreau, Jr. ....................................  911,066,248   4,746,035
William P. Carmichael.......................................  911,023,809   4,788,474
William A. Hawkins..........................................  911,084,335   4,727,948
R. Glenn Hilliard...........................................  911,060,388   4,751,895
Minor M. Shaw...............................................  911,038,474   4,773,809





THE NATIONS FUNDS                                                               HIGHER RISK/REWARD POTENTIAL
FAMILY OF FUNDS
THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT                                                                      INTERNATIONAL/
                                                                                                        GLOBAL
WITHIN EACH CATEGORY,                                                                                   FUNDS
THE FUNDS ARE LISTED FROM
AGGRESSIVE TO CONSERVATIVE.
                                                                                   EQUITY               Nations Marsico
                                                                                   FUNDS                International
                                                        FIXED                                           Opportunities Fund
                                                        INCOME
                                                        FUNDS                      GROWTH FUNDS         Nations International
                               MONEY                                                                    Equity Fund
                               MARKET                                              Nations Small
                               FUNDS                    TAXABLE                    Company Fund         Nations International
                                                        INCOME FUNDS                                    Value Fund
                                                                                   Nations Marsico
                               Nations Cash             Nations High Yield         21st Century Fund    Nations Global
                               Reserves                 Bond Fund                                       Value Fund
                                                                                   Nations MidCap
                               Nations Money            Nations Strategic          Growth Fund
                               Market Reserves          Income Fund
                                                                                   Nations Marsico
LOWER RISK/REWARD POTENTIAL    Nations Government       Nations Bond Fund          Focused Equities
                               Reserves                                            Fund
                                                        Nations Intermediate
                               Nations Treasury         Bond Fund                  Nations Marsico
                               Reserves                                            Growth Fund
                                                        Nations Government
                               Nations Tax-Exempt       Securities Fund
                               Reserves                                            BLEND FUNDS          SPECIALTY FUNDS
                                                        Nations Short-
                               Nations Municipal        Intermediate               Nations Asset
                               Reserves                 Government Fund            Allocation Fund      INDEX FUNDS

                               Nations California       Nations Short-Term         Nations Strategic    Nations SmallCap Index Fund
                               Tax-Exempt Reserves      Income Fund                Growth Fund
                                                                                                        Nations MidCap Index Fund
                               Nations New York
                               Tax-Exempt Reserves      TAX-EXEMPT                 VALUE FUNDS          Nations LargeCap Index Fund
                                                        INCOME FUNDS
                                                                                   Nations SmallCap     Nations LargeCap Enhanced
                                                        Nations Municipal          Value Fund           Core Fund
                                                        Income Fund
                                                                                   Nations MidCap
                                                        Nations State-Specific     Value Fund           ASSET ALLOCATION
                                                        Long-Term Municipal                             PORTFOLIOS
                                                        Bond Funds (CA, FL)        Nations Value Fund
                                                                                                        Nations LifeGoal
                                                        Nations Intermediate                            Growth Portfolio
                                                        Municipal Bond Fund
                                                                                                        Nations LifeGoal Balanced
                                                        Nations State-Specific                          Growth Portfolio
                                                        Intermediate Municipal
                                                        Bond Funds (CA, FL,                             Nations LifeGoal Income and
                                                        GA, KS, MD, NC, SC,                             Growth Portfolio
                                                        TN, TX, VA)
                                                                                                        Nations LifeGoal
                                                        Nations Short-Term                              Income Portfolio
                                                        Municipal Income Fund

                                                                                                        OTHER SPECIALTY FUNDS

                                                                                                        Nations Convertible
                                                                                                        Securities Fund

NF-02/054V-0405 (05/05) 05/5784

                                                      Nations Short-Term
                                                      Income Fund

                                                      Nations Short-Intermediate
                                                      Government Fund

                                                      Nations Government
                                                      Securities Fund

                                                      Nations Intermediate
                                                      Bond Fund

Government & Corporate                                Nations Bond Fund
Bond Funds
                                                      Nations Strategic
                                                      Income Fund

                                                      Nations High Yield
Annual report for the year ended                      Bond Fund
March 31, 2005




















                                                            [NATIONS FUNDS LOGO]

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-626-2275 (institutional investors) and 800-321-7854 (individual investors). Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP DISTRIBUTORS, LLC and Banc of America Capital Management, LLC are the distributor and investment advisor to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP DISTRIBUTORS, LLC, MEMBER NASD, SIPC.




NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE

PRESIDENT'S LETTER

[CHRISTOPHER WILSON PHOTO]

                  DEAR SHAREHOLDER:

                  Columbia Management, the asset management division of Bank of America, is in the process of combining various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. Our objective is to provide our shareholders with the best products and services possible. A number of changes are in the works that we believe may offer significant benefits for our shareholders. Some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes later this year.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, we recently announced plans to consolidate the transfer agency of all of our funds and consolidate custodial services, each under a single vendor. We have reduced management fees for many funds as part of our settlement agreement with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Nations Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ CHRISTOPHER WILSON

Christopher Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations Short-Term Income Fund                                 3
                                       Nations Short-Intermediate Government Fund                     9
                                       Nations Government Securities Fund                            15
                                       Nations Intermediate Bond Fund                                21
                                       Nations Bond Fund                                             28
                                       Nations Strategic Income Fund                                 35
                                       Nations High Yield Bond Fund                                  42
                                       FINANCIAL STATEMENTS
                                       Investment portfolios                                         49
                                       Statements of assets and liabilities                          82
                                       Statements of operations                                      84
                                       Statements of changes in net assets                           86
                                       Schedules of capital stock activity                           90
                                       Financial highlights                                          98
                                       Notes to financial statements                                112
                                       Report of independent registered public accounting firm      128
                                       Tax information                                              129
                                       Investment portfolios -- Nations Master Investment Trust
                                         Nations Intermediate Bond Master Portfolio                 131
                                         Nations High Yield Bond Master Portfolio                   138
                                       Statements of assets and liabilities                         148
                                       Statements of operations                                     150
                                       Statement of changes in net assets                           151
                                       Financial highlights                                         151
                                       Notes to financial statements                                152
                                       Report of independent registered public accounting firm      162
                                       Fund governance                                              163
                                       Board consideration and approval of investment advisory and
                                         sub-advisory agreements                                    166
                                       Shareholder meeting results                                  171

The views expressed in the President's Letter and Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as a recommendation or investment advice.

NATIONS SHORT-TERM

INCOME FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS SHORT-TERM INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income consistent with minimal fluctuations of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Short-Term Income Fund Investor A Shares provided shareholders with a total return of negative 0.19%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund's investment style and philosophy are based upon the belief that the total return and the overall consistency of returns may be achieved through a disciplined risk-management process. It is our view that yield is the most significant and predictable component of total return. We manage interest-rate risk by keeping the fund's duration relatively close to its benchmark the Merrill Lynch 1-3 Year Treasury Index.*** We analyze the yield curve and position the portfolio to take advantage of opportunities as they present themselves. We emphasize a quantitative approach to sector allocation, sector rotation and security selection. The end result of our process is an approach to fixed income investing that is conservative but which is applied aggressively in pursuit of superior risk-adjusted returns.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Short-Term Income Fund (Investor A Shares) returned negative 0.19%, compared with negative 0.35% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. In a generally weak environment for bonds, the slight negative return of the fund can be attributed to the rise in short-term interest rates during the period. However, the fund did better than its benchmark because of the way it was structured.

                           HOW DID THE FUND'S STRUCTURE HELP ITS RETURN IN A GENERALLY WEAK ENVIRONMENT?+

                           We used a "barbelled" structure, which helped us achieve a higher total return than the index without raising the fund's duration relative to the index. We invested part of the portfolio in floating rate bonds, whose coupons increase as interest rates rise and which have a duration that is close to zero. We invested the balance of the portfolio in relatively longer-term securities, which were the best performers during the period. The combination resulted in a duration that was shorter than the index. Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term US Treasury bonds with maturities of one to three years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commission or other expenses of investing.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-TERM

INCOME FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, the duration is a more complex and accurate measure of a fund's exposure to changing interest rates.

                           WHAT OTHER INVESTMENT DECISIONS HELPED THE FUND'S PERFORMANCE?

                           We also invested in corporate bonds, mortgage-backed bonds and asset-backed bonds, each of which added value to the fund.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Looking back, the fund might have benefited more had we barbelled the portfolio earlier in the reporting period. But generally speaking, it was a challenging environment for the bond market. Yields rose -- and prices declined -- on all but the longest-term bonds as investors responded to mixed economic news and the Federal Reserve seven interest rate hikes. We believe that the fund's negative return, while better than the return of the fund's benchmark, was more a reflection of the economic environment than any other strategic decision.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           The fund's positioning should continue to offer a yield advantage for the fund. We have kept duration shorter than the index because we believe that interest rates are likely to continue to move higher. Duration is a measure of the fund's interest rate sensitivity, and if interest rates rise, a shorter duration should help cushion the fund against price declines. In addition, we continue to favor floating rate securities, which are positioned to withstand rising interest rates because their yields reset.

                            ---------------------------------------------------

                           Leonard Aplet has co-managed the Nations Short-Term Income Fund since November 2004. Mr. Aplet is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Richard Cutts has co-managed the fund since November 2004. Mr. Cutts is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Prior to November 2004, the fund was managed by the Fixed Income Management Team of Banc of America Capital Management, LLC.

NATIONS SHORT-TERM

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,000.35      1,022.49        2.44         2.47               0.49
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00          999.15      1,021.24        3.69         3.73               0.74
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00          995.41      1,017.50        7.41         7.49               1.49
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00          995.41      1,017.50        7.41         7.49               1.49

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

NATIONS SHORT-TERM

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS SHORT-TERM

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

39.8%  Corporate fixed-income bonds and notes
25.0%  Asset-backed securities
14.1%  Mortgage-backed securities
 9.7%  Government agencies and obligations
 8.6%  Collateralized mortgage obligations
 2.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Inflation Index Note,
                                                                                 3.625% 01/15/08                         3.3%
                                                                            -------------------------------------------------
                                                                              2  Federal Home Loan Bank, Discount Note
                                                                                 04/08/05                                3.0%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 TBA, 5.000% 04/15/20                    3.0%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage, 4.000%
                                                                                 06/01/11                                2.7%
                                                                            -------------------------------------------------
                                                                              5  IMPAC Secured Assets Common Owner
                                                                                 Trust, 2.920% 12/25/31                  2.2%
                                                                            -------------------------------------------------
                                                                              6  Federal Home Loan Mortgage, 4.500%
                                                                                 10/01/14                                2.2%
                                                                            -------------------------------------------------
                                                                              7  Federal Home Loan Mortgage, 5.500%
                                                                                 11/15/21                                2.1%
                                                                            -------------------------------------------------
                                                                              8  Countrywide Asset-Backed
                                                                                 Certificates, 3.120% 07/25/35           1.9%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage, 4.500%
                                                                                 03/15/20                                1.8%
                                                                            -------------------------------------------------
                                                                             10  Aames Mortgage Investment Trust,
                                                                                 2.990% 01/25/35                         1.8%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SHORT-TERM
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Mar. 31 1995                                                                9900                              10000
                                                                           10684                              10775
1997                                                                       11223                              11348
                                                                           11971                              12200
1999                                                                       12671                              12942
                                                                           13021                              13425
2001                                                                       14230                              14714
                                                                           14928                              15508
2003                                                                       15825                              16496
                                                                           16178                              16877
Mar. 31 2005                                                               16145                              16820

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Mar. 31 1995                                                               10000                              10000
                                                                           10792                              10775
1997                                                                       11336                              11348
                                                                           12092                              12200
1999                                                                       12799                              12942
                                                                           13153                              13425
2001                                                                       14373                              14714
                                                                           15079                              15508
2003                                                                       15985                              16496
                                                                           16342                              16877
Mar. 31 2005                                                               16313                              16820


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

 10-YEAR                NAV**     MOP*
 (3/31/95 through
  3/31/05)              5.02%     4.91%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Term Income Fund over the last 10 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term US Treasury bonds with maturities of one to three years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                                INVESTOR A            INVESTOR B            INVESTOR C
                                            PRIMARY A       NAV**         MOP*          NAV**          NAV**        CDSC***
Inception date                               9/30/92              10/2/92               6/7/93               10/2/92
---------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                           -0.04%         -0.19%       -1.17%         -1.03%         -1.03%       -2.01%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       2.88%          2.65%        2.31%          1.86%          1.86%        1.86%
5 YEARS                                       4.62%          4.40%        4.18%          3.61%          3.60%        3.60%
10 YEARS                                      5.23%          5.02%        4.91%          4.51%          4.46%        4.46%
SINCE INCEPTION                               4.97%          4.73%        4.65%          4.31%          4.25%        4.25%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

PORTFOLIO MANAGER COMMENTARY*


                           ON NOVEMBER 17, 2004 MARIE SCHOFIELD TOOK OVER AS MANAGER OF NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND. IN THE FOLLOWING INTERVIEW, MS. SCHOFIELD SHARES HER VIEWS ON NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Fund seeks high current income consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Short-Intermediate Government Fund Investor A Shares provided shareholders with a total return of negative 1.03%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund's investment style and philosophy are based upon our belief that competitive total returns can be achieved through the active management of interest rate sensitivity, yield curve positioning, and sector selection. We combine quantitative models with fundamental research to seek relative value within these strategies. Nations Short-Intermediate Government Fund seeks to outperform the Lehman Brothers U.S. Intermediate Government Index.*** The index comprises all US Treasury and agency issues with maturities from one to ten years and has an average duration of 3.5 years.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Short-Intermediate Government Fund (Investor A Shares) returned negative 1.03% compared with negative 0.55% for its benchmark, the Lehman Brothers U.S. Intermediate Government Index.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS DURING THIS PERIOD?

                           Domestic economic news was generally positive. The US economy grew at an annualized rate of approximately 3.9% for 2004. Job growth dominated the economic news and drove consumer confidence readings, which moved up and down, depending on the number of new jobs reported. Unemployment fell from 5.7% to 5.2% during this reporting period. Consumer spending grew during the period as retail sales and the housing market remained strong. The business sector also contributed to the economy's solid pace, although business spending was not as robust as expected.
                           Responding to this generally favorable economic environment, the Federal Reserve (the Fed) began to raise a key short-term interest rate -- the federal funds rate -- in June 2004. After seven one-quarter percentage point increases, the federal funds rate stood at 2.75% on March 31, 2005. Short term and the shortest intermediate-term bonds were hurt more by these interest-rate hikes than other maturity ranges. Treasury securities in particular were hurt more than other types of bonds.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Intermediate Government Index, an unmanaged index, comprises US government agency and US Treasury securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           HOW DID YOU MANAGE THE FUND IN THIS
                           ENVIRONMENT?+



                           Upon assuming management responsibility for the fund, we began to restructure some of the holdings in an effort to raise the fund's yield. We reduced the fund's Treasury exposure from 58% to 49%, reduced Agency holdings from 35% to 33% and cut back on the fund's cash position, from 2.0% to 0.5%. We used the proceeds from these sales to add to the fund's position in 15-year mortgage-backed securities and also to government agency collateralized mortgage obligations and asset-backed securities, which resulted in a significant pick-up in the fund's yield. These moves also resulted in a slightly longer duration for the fund, closer to that of its benchmark. At the end of the period, the fund's duration was generally in line with its benchmark.

                           WHAT INVESTMENT DECISIONS HELPED THE FUND'S
                           PERFORMANCE?

                           We believe that our efforts to add higher-yielding securities helped performance during the period and have the potential to help offset the impact of rising interest rates going forward. By keeping the fund's duration in line with its benchmark, we also hope to reduce the fund's volatility relative to the index.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           The fund's heavy exposure to Treasuries, which were the period's weakest performers, was a drag on performance.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We expect short-term interest rates to continue to move higher, because the Fed has said that it would raise rates in an effort to control inflation. In this environment, we believe that the fund's emphasis on yield should help mitigate the negative impact of higher short-term interest rates going forward.
                            ---------------------------------------------------

                           Marie Schofield has managed the Nations
                           Short-Intermediate Government Fund since November 2004. Ms. Schofield is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           On March 21, 2005, the Board of Trustees approved a proposal to reorganize the Nations Short-Intermediate Government Fund into the Nations Short-Term Income Fund, subject to shareholder approval and the satisfaction of certain other conditions. If approved, the effective date of the reorganization is expected to occur in September or October 2005 or such a date as the parties may agree.

                           Prior to November 2004, the fund was managed by the Fixed Income Management Team of Banc of America Capital Management, LLC.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.



                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP, AND VICE VERSA. PRICES AND YIELDS OF THIS FUND ARE NOT GUARANTEED BY THE US GOVERNMENT.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00          995.76      1,022.04        2.89         2.92               0.58
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00          994.56      1,020.79        4.13         4.18               0.83
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00          990.83      1,017.05        7.84         7.95               1.58
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00          988.48      1,017.05        7.83         7.95               1.58

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 90.0%  Government agencies and obligations
 11.0%  Mortgage-backed securities
  3.2%  Asset-backed securities
  3.0%  Collateralized mortgage obligations
(7.2)%  Other*

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.
* DUE TO THE TIMING AND NATURE OF THE
FUND'S LIABILITIES, TOTAL INVESTMENTS
MAY EXCEED THE FUND'S TOTAL NET
ASSETS AT PERIOD END.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Notes, 3.625% 01/15/10   17.8%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Notes, 2.875% 11/30/06   14.6%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Bank, Discount Note
                                                                                 04/19/05                                8.4%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Notes, 2.000% 08/31/05    6.1%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Notes, 3.000% 11/15/07    5.8%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage
                                                                                 Association, 2.375% 02/15/07            5.6%
                                                                            -------------------------------------------------
                                                                              7  Federal Home Loan Mortgage, 4.750%
                                                                                 12/08/10                                4.8%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 TBA, 5.500% 04/15/20                    4.3%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage, 4.375%
                                                                                 07/30/09                                4.1%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage Association
                                                                                 TBA, 4.500% 04/15/20                    4.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                NATIONS SHORT-INTERMEDIATE      LEHMAN BROTHERS U.S. INTERMEDIATE
                                                                     GOVERNMENT FUND                    GOVERNMENT INDEX
                                                                --------------------------      ---------------------------------
Mar. 31 1995                                                               9675                               10000
                                                                          10367                               10910
1997                                                                      10758                               11428
                                                                          11685                               12500
1999                                                                      12241                               13323
                                                                          12416                               13644
2001                                                                      13820                               15276
                                                                          14431                               16036
2003                                                                      15941                               17792
                                                                          16347                               18429
Mar. 31 2005                                                              16197                               18326

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                NATIONS SHORT-INTERMEDIATE      LEHMAN BROTHERS U.S. INTERMEDIATE
                                                                     GOVERNMENT FUND                    GOVERNMENT INDEX
                                                                --------------------------      ---------------------------------
Mar. 31 1995                                                              10000                               10000
                                                                          10715                               10910
1997                                                                      11119                               11428
                                                                          12077                               12500
1999                                                                      12652                               13323
                                                                          12833                               13644
2001                                                                      14285                               15276
                                                                          14916                               16036
2003                                                                      16476                               17792
                                                                          16896                               18429
Mar. 31 2005                                                              16722                               18326


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/95 through
      3/31/05)              5.28%      4.94%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Intermediate Government Fund over the last 10 years. The Lehman Brothers U.S Intermediate Government Index is an unmanaged index of US government agency and US Treasury securities. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                      INVESTOR A                 INVESTOR B                 INVESTOR C
                                  PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     8/1/91               8/5/91                     6/7/93                    6/17/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                 -0.78%         -1.03%       -4.16%       -1.77%       -4.65%        -1.77%       -2.73%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             4.14%          3.88%        2.74%        3.11%        2.79%         3.11%        3.11%
5 YEARS                             5.69%          5.44%        4.75%        4.64%        4.64%         4.65%        4.65%
10 YEARS                            5.51%          5.28%        4.94%        4.60%        4.60%         4.64%        4.64%
SINCE INCEPTION                     5.81%          5.60%        5.35%        4.20%        4.20%         4.47%        4.47%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS GOVERNMENT

SECURITIES FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HER VIEWS ON NATIONS GOVERNMENT SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND HER OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks high current income consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Government Securities Fund Investor A Shares provided shareholders with a total return of 0.08%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund's investment style and philosophy are based upon our belief that competitive total returns may be achieved through the active management of interest rate sensitivity, yield curve positioning and sector selection. We combine quantitative models with fundamental factors to seek relative value within these strategies. The goal of Nations Government Securities Fund is to outperform the Lipper General U.S. Government Funds Category.+

                           HOW DID THE FUND PERFORM FOR THE PERIOD?

                           For the 12-month period ended March 31, 2005, Nations Government Securities Fund (Investor A Shares) returned 0.08% compared with 0.11% for the Lehman Brothers U.S. Government Index*** and 0.46% for the Lipper General U.S. Government Funds Category. The fund's relatively light exposure to mortgage securities during the first half of the period detracted from fund performance.

                           WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE BOND MARKET DURING THE PERIOD?

                           The economy grew at a moderate pace during the fiscal year ended March 31, 2005, as corporate profits and employment rose. Although still relatively low, inflation rose during the period and the Federal Reserve (the Fed) responded by gradually raising a key short-term interest rate -- the federal funds rate -- from 1.00% to 2.75% over the 12-month period. In this environment, short-term rates rose more than longer-term rates. The two-year Treasury rose 2.21 percentage points (from 1.57% to 3.78%) while the 10-year Treasury rose 0.64 percentage points (from 3.84% to 4.48%). Bond sectors with yield advantages over Treasuries, such as mortgage-backed and asset-backed securities, and corporate bonds performed better than comparable Treasury issues during the period.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           +Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper General U.S. Government Funds Category invest at least 65% of their assets in US government and agency issues.

                           ***The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with an average maturity of approximately nine years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           WHEN INTEREST RATES GO UP, BOND PRICES GENERALLY DROP, AND VICE VERSA.
                           PRICES AND YIELDS OF THIS FUND ARE NOT GUARANTEED BY THE US GOVERNMENT.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GOVERNMENT

SECURITIES FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?++

                           We significantly increased the fund's exposure to agency mortgage-backed securities from 3% to 55% of net assets over the period, while reducing the fund's agency debt and Treasury exposure. Agency debt was 26% of fund assets at the beginning of the period and only 1% at the period's close, while Treasuries were cut back from 61% to 35% of net assets. We made these changes because mortgages have historically produced better returns than comparable Treasuries in an environment of rising rates. We initiated a 2% position in investment-grade corporate bonds because of the long-term yield advantage they offered over Treasuries.

                           WHAT INVESTMENT DECISIONS HELPED THE FUND'S
                           PERFORMANCE?

                           The fund's exposure to agency debt in the first half of the period helped as that sector performed better than comparable Treasuries. The fund's increased exposure to the mortgage sector in the second half of the period also helped performance as this sector outperformed comparable Treasuries. Careful management of the fund's interest rate sensitivity also helped as rates rose and the time horizon over which mortgage bond investors expected to receive their money back lengthened.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           We believe the fund had less exposure to mortgage bonds than its peer group during the first half of the period, which hurt performance as that sector performed well. Also, the fund had more exposure to the middle part of the yield curve (three-to five-year maturities). This positioning detracted from performance later in the period compared to a combination of shorter and longer term maturities.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We will continue to look for relative value primarily in the Treasury and agency mortgage-backed sectors and will continue to manage interest rate sensitivity. The Fed is expected to continue its program of measured interest rate increases. We will watch for changes in economic growth and other factors that could increase inflationary pressures.

                            ---------------------------------------------------

                           Ann T. Peterson has managed the Nations Government Securities Fund since October 2004. Ms. Peterson is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           On March 21, 2005, the Board of Trustees approved a proposal to reorganize the Nations Government Securities Fund into the Columbia Federal Securities Fund, subject to shareholder approval and the satisfaction of certain other conditions. If approved and other conditions are met, the effective date of the reorganization is expected to occur in September or October 2005 or such a date as the parties may agree.

                           Prior to October 2004, the fund was managed by the Fixed Income Management Team of Banc of America Capital Management, LLC.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC

NATIONS GOVERNMENT

SECURITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,004.79      1,021.24        3.70         3.73               0.74
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,004.49      1,020.00        4.95         4.99               0.99
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00          999.80      1,016.26        8.68         8.75               1.74
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00          999.80      1,016.26        8.68         8.75               1.74

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

NATIONS GOVERNMENT

SECURITIES FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS GOVERNMENT

SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

  73.3%  Government agencies and obligations
  56.0%  Mortgage-backed securities
   2.2%  Corporate fixed-income bonds and notes
   2.0%  Collateralized mortgage obligations
   0.4%  Asset-backed securities
(33.9)%  Other*

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

* DUE TO THE TIMING AND NATURE OF THE
FUND'S LIABILITIES, TOTAL INVESTMENTS
MAY EXCEED THE FUND'S TOTAL NET
ASSETS AT PERIOD END.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal Home Loan Bank, Discount Note
                                                                                 04/01/05                               24.5%
                                                                            -------------------------------------------------
                                                                              2  Federal Home Loan Mortgage, Discount
                                                                                 Note 04/12/05                          16.0%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage
                                                                                 Association, 6.000% 08/01/34           13.7%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage TBA,
                                                                                 5.000% 04/15/20                        13.0%
                                                                            -------------------------------------------------
                                                                              5  Federal Home Loan Mortgage TBA,
                                                                                 5.500% 03/15/35                         9.0%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Bonds, 6.875% 08/15/25    8.3%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Notes,
                                                                                 08/15/05-05/15/17                       6.1%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 TBA, 6.500% 04/15/35                    5.6%
                                                                            -------------------------------------------------
                                                                              9  Federal National Mortgage Association
                                                                                 TBA, 5.000% 04/15/20-04/15/35           4.8%
                                                                            -------------------------------------------------
                                                                             10  U.S. Treasury Notes, 4.375% 08/15/12    4.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS GOVERNMENT

SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                               NATIONS GOVERNMENT SECURITIES     LEHMAN BROTHERS U.S. GOVERNMENT
                                                                            FUND                              INDEX
                                                               -----------------------------     -------------------------------
Mar. 31 1995                                                                9525                              10000
                                                                           10226                              11047
1997                                                                       10513                              11521
                                                                           11709                              12921
1999                                                                       12313                              13784
                                                                           12411                              14128
2001                                                                       13864                              15870
                                                                           14342                              16496
2003                                                                       16156                              18706
                                                                           16647                              19499
Mar. 31 2005                                                               16660                              19522

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                               NATIONS GOVERNMENT SECURITIES     LEHMAN BROTHERS U.S. GOVERNMENT
                                                                            FUND                              INDEX
                                                               -----------------------------     -------------------------------
Mar. 31 1995                                                               10000                              10000
                                                                           10736                              11047
1997                                                                       11038                              11521
                                                                           12293                              12921
1999                                                                       12927                              13784
                                                                           13030                              14128
2001                                                                       14555                              15870
                                                                           15057                              16496
2003                                                                       16962                              18706
                                                                           17477                              19499
Mar. 31 2005                                                               17495                              19522


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/95 through
      3/31/05)              5.75%      5.24%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Government Securities Fund over the last 10 years. The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with an average maturity of approximately nine years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**       MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                          4/11/91             4/17/91                  6/7/93                    7/6/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       0.33%         0.08%       -4.70%      -0.66%       -5.52%       -0.66%       -1.63%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                  5.38%         5.13%        3.43%       4.34%        3.41%        4.35%        4.35%
5 YEARS                                  6.32%         6.07%        5.03%       5.27%        4.94%        5.31%        5.31%
10 YEARS                                 6.02%         5.75%        5.24%       5.09%        5.09%        5.08%        5.08%
SINCE INCEPTION                          6.03%         5.78%        5.41%       4.44%        4.44%        4.56%        4.56%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS INTERMEDIATE

BOND FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGER SHARES HIS VIEWS ON NATIONS INTERMEDIATE BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND HIS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks to obtain interest income and capital appreciation.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Intermediate Bond Fund Investor A Shares provided shareholders with a total return of negative 0.99%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund's investment style and philosophy are based upon our belief that the level and consistency of total return that we seek may be achieved through a disciplined risk-management process. We strive to manage interest-rate risk by using a quantitative approach to sector allocation, sector rotation and relative value security selection. The investment strategy of Nations Intermediate Bond Fund is designed to outperform the Lehman Brothers U.S. Intermediate Government/Credit Index.*** The index includes all publicly issued investment-grade corporate, US Treasury, and US government and agency securities with maturities of one to ten years. The index has an average duration of 3.5 years and is well matched to the fund's peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Category.+ Duration is a measure of a fund's interest-rate sensitivity.

                           HOW DID THE FUND PERFORM?

                           For the 12-month period ended March 31, 2005, Nations Intermediate Bond Fund (Investor A Shares) returned negative 0.99%. The fund's performance was lower than its benchmark, the Lehman Brothers U.S. Intermediate Government/Credit Index, which returned negative 0.32%, and the average return of the Lipper Short-Intermediate Investment Grade Debt Funds Category, which was negative 0.34%. The fund's exposure to economically-sensitive bonds was lower than the sector's weight in its benchmark, which accounted for its slight relative performance

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Intermediate
                           Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, US Treasury and US Government and agency securities with maturities between one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Short-Intermediate Investment Grade Debt Funds Category invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of one to five years.



                           BOND INVESTING POSES SPECIAL RISKS, INCLUDING THE CREDIT QUALITY OF INDIVIDUAL ISSUERS, POSSIBLE PREPAYMENTS, MARKET OR ECONOMIC DEVELOPMENTS AND YIELD AND SHARE PRICE FLUCTUATIONS DUE TO CHANGES IN INTEREST RATES. WHEN INTEREST RATES GO UP, BOND PRICES TYPICALLY DROP, AND VICE VERSA.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERMEDIATE

BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           shortfall in a period that was generally negative for all segments of the bond market.

                           WHAT WAS THE ECONOMIC AND MARKET ENVIRONMENT DURING THE 12-MONTH PERIOD?

                           During the fiscal year ended March, 31, 2005, the US economy continued to expand at a healthy pace, giving rise to concerns about accelerating inflation. In this environment, the Federal Reserve (the Fed) reversed its policy of keeping interest rates low in order to stimulate economic growth and began raising short-term interest rates. Between June 2004 and March 2005, the Fed boosted rates seven times, each time by one quarter of a percentage point. By the end of March, the federal funds rate, the rate banks charge for overnight loans, had risen from 1.00% to 2.75%. Short-term interest rates went up the most. Historically, the entire bond market would have seen interest rates increase, however, the longest-term rate moved unexpectedly lower.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?++

                           We expected that an expanding economy would benefit corporate bonds. Therefore, we had a higher-than-index weight in the corporate sector. We favored securities issued by utilities and high quality financial companies. We also increased exposure to asset-backed securities, which provided an attractive yield advantage over other high quality securities.

                           WHAT INVESTMENT DECISIONS HELPED THE FUND'S
                           PERFORMANCE?

                           Nearly every sector of the domestic bond market outperformed US Treasury securities for the period. As a result, our decision to underweight US Treasuries and overweight corporate and asset-backed securities helped performance in a very difficult environment. Also, holding fewer bonds with short-term maturities limited the loss of principal when short-term yields moved higher and bond prices declined.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Although it would have been a challenge to mitigate the negative performance that occurred across the spectrum of bonds, the fund might have benefited from having more exposure to economically sensitive securities, such as lower quality industrial bonds. These bonds performed well during this reporting period.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We believe that the Fed is likely to continue to raise interest rates gradually, a policy that is likely to result in a more volatile investment environment for bonds. We plan to maintain an underweight in the intermediate part of the maturity spectrum. This should allow us to take advantage of rising short-term interest rates and more stable long-term interest rates. We will also keep a higher-than-index position in corporate and asset-backed securities, which, in our opinion, have the potential to outperform modestly for the rest of 2005.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
 22

NATIONS INTERMEDIATE

BOND FUND

PORTFOLIO MANAGER COMMENTARY (continued)


                           Brian Drainville has managed the Nations Intermediate Bond Fund since November 2004. Mr. Drainville is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Prior to November 2004, the fund was managed by the Fixed Income Management Team of Banc of America Capital Management, LLC.

NATIONS INTERMEDIATE

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)      END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ----------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        994.32      1,021.79        3.13         3.18               0.63
---------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        993.02      1,020.54        4.37         4.43               0.88
---------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        989.38      1,016.80        8.08         8.20               1.63
---------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        989.58      1,016.80        8.09         8.20               1.63

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS INTERMEDIATE

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS INTERMEDIATE

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

 49.6%  Corporate fixed-income bonds and notes
 35.1%  Government agencies and obligations
  8.8%  Asset-backed securities
  4.7%  Collateralized mortgage obligations
  2.9%  Mortgage-backed securities
(1.1)%  Other*

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

* DUE TO THE TIMING AND NATURE OF THE
  FUND'S LIABILITIES, TOTAL INVESTMENTS
  MAY EXCEED THE FUND'S TOTAL NET
  ASSETS AT PERIOD END.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Notes, 4.250% 08/15/13-
                                                                                 11/15/14                                4.1%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage
                                                                                 Association, 5.250% 06/15/06-01/15/09   3.3%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Notes, 6.500% 02/15/10    2.9%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Notes, 1.875% 11/30/05    2.3%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury STRIPS,
                                                                                 05/15/06-11/15/08                       1.9%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Bonds, 7.250% 05/15/16    1.2%
                                                                            -------------------------------------------------
                                                                              7  Morgan Stanley Capital I, 4.970%
                                                                                 12/15/41                                1.2%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Bonds, 3.125% 04/15/09    1.2%
                                                                            -------------------------------------------------
                                                                              9  General Electric Capital, 3.190%
                                                                                 06/22/09                                1.1%
                                                                            -------------------------------------------------
                                                                             10  U.S. Treasury Notes, 4.625% 05/15/06    1.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERMEDIATE

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                LEHMAN BROTHERS U.S. INTERMEDIATE
                                                              NATIONS INTERMEDIATE BOND FUND         GOVERNMENT CREDIT INDEX
                                                              ------------------------------    ---------------------------------
Mar. 31 1995                                                               9675                               10000
                                                                          10531                               10956
1997                                                                      10945                               11482
                                                                          11871                               12592
1999                                                                      12548                               13419
                                                                          12710                               13700
2001                                                                      14092                               15366
                                                                          14608                               16159
2003                                                                      16132                               18056
                                                                          16805                               19013
Mar. 31 2005                                                              16633                               18954

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                                                LEHMAN BROTHERS U.S. INTERMEDIATE
                                                              NATIONS INTERMEDIATE BOND FUND         GOVERNMENT CREDIT INDEX
                                                              ------------------------------    ---------------------------------
Mar. 31 1995                                                              10000                               10000
                                                                          10885                               10956
1997                                                                      11313                               11482
                                                                          12270                               12592
1999                                                                      12969                               13419
                                                                          13137                               13700
2001                                                                      14566                               15366
                                                                          15099                               16159
2003                                                                      16674                               18056
                                                                          17369                               19013
Mar. 31 2005                                                              17196                               18954


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/95 through
      3/31/05)              5.57%     5.22%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Intermediate Bond Fund over the last 10 years. The Lehman Brothers U.S. Intermediate Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, US Treasury and US government and agency securities with maturities between one to ten years. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                INVESTOR B++                INVESTOR C
                                  PRIMARY A+       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     5/21/99               1/24/94                   10/20/99                   11/20/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  -0.73%         -0.99%       -4.16%       -1.73%       -4.59%        -1.74%       -2.69%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                              4.67%          4.43%        3.28%        3.65%        3.03%         3.65%        3.65%
5 YEARS                              5.79%          5.53%        4.83%        4.75%        4.75%         6.06%        6.06%
10 YEARS                             5.67%          5.57%        5.22%        5.15%        5.15%          --           --
SINCE INCEPTION                      5.24%          5.15%        4.84%        4.78%        4.78%         5.26%        5.26%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 24, 1994.

++Investor B Shares commenced operations on October 20, 1999 and have no performance prior to that date. Performance prior to October 20, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 24, 1994.

NATIONS BOND FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005 AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks total return by investing in investment grade fixed-income securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Bond Fund Investor A Shares provided shareholders with a total return of 1.21%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The fund's investment style is based on the premise that value can be added through strategic shifts in sector allocation and portfolio composition. The fund's management team follows a top-down approach in the development of its fixed-income strategy, focusing on macroeconomic trends, industry sector and issuer fundamentals and relative value, and curve and duration positioning. Nations Bond Fund seeks to outperform the Lehman Brothers U.S. Aggregate Index,*** a broad-based measure of the bond market as a whole. The index has an average duration between four and five years and includes all publicly issued investment grade corporate, AAA-rated asset-backed, agency mortgage-backed securities, US Treasury, US agency and investment grade commercial mortgage-backed securities with maturities longer than one year. The index is well matched to the Lipper Intermediate Investment Grade Debt Funds Category.+

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Bond Fund (Investor A Shares) returned 1.21% compared with 1.15% for its benchmark, the Lehman Brothers U.S. Aggregate Index. The Lipper Intermediate Investment Grade Debt Funds Category returned 0.81% over the same time period.

                           HOW DID ECONOMIC AND MARKET TRENDS AFFECT THE FUND DURING THE PERIOD?

                           The period began with solid economic trends in place, including a large pickup in employment growth. Inflation seemed well contained, but pricing pressures were evident, especially among commodities, such as oil. Yet, companies were under

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper Intermediate Investment Grade Debt Funds Category invest at least 65% of the assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.



                           BOND INVESTING POSES SPECIAL RISKS, INCLUDING THE CREDIT QUALITY OF INDIVIDUAL ISSUERS, POSSIBLE PREPAYMENTS, MARKET OR ECONOMIC DEVELOPMENTS AND YIELD AND SHARE PRICE FLUCTUATIONS DUE TO CHANGES IN INTEREST RATES. WHEN INTEREST RATES GO UP, BOND PRICES TYPICALLY DROP, AND VICE VERSA.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS BOND FUND
                           pressure to keep costs low and productivity high. Consumer spending remained high, and business sentiment improved, which pointed to an increase in capital spending.

                           These factors led the Federal Reserve (the Fed) to initiate a policy of measured short-term interest rate increases, which came as no surprise to the financial markets because the Fed took care to lay out its intentions in its official remarks to Congress and other announcements. In response, short-term interest and some intermediate-term interest rates moved higher. However, long-term rates moved unexpectedly lower, which helped 30-year bonds generate the strongest returns for the period.

                           All sectors were affected by rising interest rates, but Treasuries and agencies were affected the most and both sectors produced only small returns. The lowest-quality sectors, such as high-yield, emerging and international markets, produced the most generous returns. Likewise, among investment grade issues, the lowest-quality segment generated the best returns. The government agency mortgage market seemed unaffected by the regulatory cloud and scrutiny surrounding Fannie Mae and Freddie Mac. In fact, this sector generally outperformed most other investment-grade sectors, including corporate issues. Within the corporate sector, utility bonds, which are generally of lower quality than other sectors, exhibited strong performance.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?++

                           Throughout the period, we maintained a lower weight in government securities than the benchmark -- a decision that helped performance as non-Treasury sectors of the market fared best for the period. A small position in foreign securities, including those denominated in foreign currencies, also added to performance.

                           Other sector decisions also aided performance. During the first half of the reporting period, the fund was overweight in investment grade and high-yield corporate bonds. In the second half, we increased the fund's mortgage and asset-backed positions to an overweight and these weights made a positive contribution to performance.

                           A decision to keep the fund's duration short to neutral detracted from return early in the period. Duration is a measure, expressed in years, of interest-rate sensitivity. It's similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, the duration is a more complex and accurate measure of a fund's exposure to changing interest rates. Generally speaking, we shorten duration when we expect interest rates to rise and lengthen it when we expect interest rates to fall. Short-term interest rates rose during the period, but long-term rates declined until the last weeks of the period, when the fund's duration was an aid to performance.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Looking back, the fund would have done better if it had owned a bigger position in mortgage-backed securities earlier in the period. Also, the fund gave up some

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS BOND FUND
                           performance in the final weeks of the period, when corporate and high-yield securities suffered a reversal of fortune.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We believe that rising interest rates and slowing economic growth, an inevitable result of the Fed's recent policy on interest rates, are likely to have a major impact on corporate performance. As a result, we have scaled back exposure to corporate bonds. We also trimmed mortgage holdings slightly because we think their performance may have peaked after a period of outperformance. We also maintained a relatively light exposure to government securities. We used some of these proceeds to add to the international sector, where the fund remains overweight because we see the potential for higher returns. The period ended with the fund's duration at or near neutral. However, if economic growth slows significantly, we might lengthen duration relative to the benchmark on the expectation that interest rates could come down, in which case a longer duration could help capture added return for the fund.

                                --------------------------------------------

                           Leonard Aplet has co-managed Nations Bond Fund since October 2004. Mr. Aplet is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           Marie Schofield has co-managed Nations Bond Fund since October 2004. Ms. Schofield is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           Kevin Cronk has co-managed Nations Bond Fund since October 2004. Mr. Cronk is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           Laura Ostrander has co-managed Nations Bond Fund since October 2004. Ms. Ostrander is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           Thomas LaPointe has co-managed Nations Bond Fund since October 2004. Mr. LaPointe is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           Brian Drainville has co-managed Nations Bond Fund since March 2004. Mr. Drainville is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary Investment management division of Bank of America Corporation.

                           The fund was formally managed by the Fixed Income Management Team.

NATIONS BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,006.23      1,022.09        2.85         2.87               0.57
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,004.99      1,020.84        4.10         4.13               0.82
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,001.25      1,017.10        7.83         7.90               1.57
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,001.25      1,017.10        7.83         7.90               1.57

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

NATIONS BOND FUND

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

  34.4%  Corporate fixed-income bonds and notes
  33.8%  Mortgage-backed securities
  30.1%  Government agencies and obligations
  21.9%  Asset-backed securities
   3.1%  Collateralized mortgage obligations
   0.5%  Municipal bonds
(23.8)%  Other*

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

* DUE TO THE TIMING AND NATURE OF THE
  FUND'S LIABILITIES, TOTAL INVESTMENTS
  MAY EXCEED THE FUND'S TOTAL NET
  ASSETS AT PERIOD END.




                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 TBA, 5.000% 04/15/20-04/15/35          13.2%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 TBA, 6.500% 04/15/35                    5.8%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Bank, Discount
                                                                                 Notes                                   4.7%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage TBA,
                                                                                 4.500% 03/15/20-03/15/35                3.4%
                                                                            -------------------------------------------------
                                                                              5  Government National Mortgage
                                                                                 Association, 5.500% 03/15/35            3.2%
                                                                            -------------------------------------------------
                                                                              6  Federal Home Loan Bank, 04/13/05        2.8%
                                                                            -------------------------------------------------
                                                                              7  Federal Home Loan Mortgage, Discount
                                                                                 Notes                                   2.7%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 TBA, 5.500% 03/15/35                    2.1%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Bonds, 6.250%
                                                                                 08/15/23-05/15/30                       2.0%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage
                                                                                 Association, 4.3750% 07/17/13           2.0%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                                     NATIONS BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
Mar. 31 1995                                                                9675                              10000
                                                                           10561                              11079
1997                                                                       10952                              11623
                                                                           12081                              13017
1999                                                                       12732                              13861
                                                                           12827                              14121
2001                                                                       14252                              15890
                                                                           14816                              16740
2003                                                                       16157                              18697
                                                                           17113                              19707
Mar. 31 2005                                                               17326                              19932

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                                     NATIONS BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
Mar. 31 1995                                                               10000                              10000
                                                                           10916                              11079
1997                                                                       11320                              11623
                                                                           12487                              13017
1999                                                                       13160                              13861
                                                                           13257                              14121
2001                                                                       14730                              15890
                                                                           15314                              16740
2003                                                                       16700                              18697
                                                                           17688                              19707
Mar. 31 2005                                                               17902                              19932


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/95 through
      3/31/05)              6.00%      5.65%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Bond Fund over the last 10 years. The Lehman Brothers U.S. Aggregate Index is, an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        10/30/92             11/19/92                  6/7/93                   11/16/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      1.56%         1.21%       -2.07%       0.55%       -2.34%        0.45%       -0.51%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 5.60%         5.34%        4.20%       4.56%        4.25%        4.56%        4.56%
5 YEARS                                 6.47%         6.19%        5.50%       5.42%        5.42%        5.40%        5.40%
10 YEARS                                6.25%         6.00%        5.65%       5.32%        5.32%        5.34%        5.34%
SINCE INCEPTION                         6.09%         5.85%        5.56%       4.87%        4.87%        5.25%        5.25%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS STRATEGIC

INCOME FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON THE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations Strategic Income Fund Investor A Shares provided shareholders with a total return of 2.48%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We believe that fixed-income performance and the consistency of total returns can be enhanced through a disciplined process that manages interest-rate risk. We emphasize adding value through strategic shifts in sector allocation and composition. In managing the fund, the managers employ a multi-sector strategy. In addition to investing in US government and investment-grade debt securities, the fund may invest up to 35% of its assets in non-investment grade securities that are rated "B" or better by a nationally recognized rating agency. The fund also may invest up to one-third of its assets in foreign securities. The security selection process seeks relative value across different asset classes and maturity levels.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations Strategic Income Fund (Investor A Shares) returned 2.48% compared with 1.15% for its benchmark, the

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment advisor and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.



                           INVESTING IN HIGH-YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE VALUE OF ALL BONDS.

                           INTERNATIONAL INVESTING MAY INVOLVE CERTAIN RISKS, INCLUDING FOREIGN TAXATION, CURRENCY FLUCTUATIONS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS.

                           SOME OF THE COUNTRIES THE UNDERLYING FUNDS INVEST IN ARE CONSIDERED EMERGING ECONOMIES, WHICH MEANS THERE MAY BE GREATER RISKS ASSOCIATED WITH INVESTING THERE THAN IN MORE DEVELOPED COUNTRIES. IN ADDITION, CONCENTRATION OF INVESTMENTS IN A SINGLE REGION MAY RESULT IN GREATER VOLATILITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS STRATEGIC

INCOME FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Lehman Brothers U.S. Aggregate Index.*** The Lipper Multi-Sector Income Funds Category+ returned 5.14% over that same time period.

                           HOW DID YOU MANAGE THE FUND DURING THE PERIOD?

                           As part of the process of assuming management responsibility for the fund, we initiated a fundamental restructuring of the fund's holdings during the period. We sold a majority of the fund's investment-grade corporate bonds and used the proceeds to purchase non-dollar-denominated foreign bonds. We also realigned the portfolio's high-yield holdings.

                           WHAT INVESTMENT DECISIONS HELPED THE FUND'S
                           PERFORMANCE?++

                           With 25% of the portfolio in the high-yield market and another 10% in emerging market debt, the fund outperformed its benchmark. These two asset classes were among the best performers in the fixed income market during the period. A combination of low yields and an improving economic environment allowed for a widespread improvement in the credit quality of individual issuers.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           For most of the period, the fund had no exposure to non-dollar bonds, which benefited from the weakness in the US dollar. In addition, many foreign markets outperformed the US Treasury market in local currency terms, so the fund would have benefited had we committed to these markets earlier. Also, the high-yield portion of the portfolio underperformed its benchmark prior to our restructuring efforts.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           We plan to monitor with care the fund's positions in the high-yield and emerging market areas now that their yield advantage over higher quality bonds has declined to levels that are low by historical standards. However, the geopolitical factors that have caused the dollar to weaken remain in place. In particular, we continue to own European government bonds, which we believe have the potential to outperform US Treasury securities if domestic yields move higher.

                                ------------------------------------------

                           Laura Ostrander has co-managed Nations Strategic Income Fund since November 2004. She is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           ***The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper Multi-Sector Income Funds Category seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
 36

NATIONS STRATEGIC

INCOME FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           Kevin Cronk has co-managed Nations Strategic Income Fund since March 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           Thomas LaPointe has co-managed Nations Strategic Income Fund since March 2005. He is affiliated with Banc of America Capital Management, LLC, investment advisor to the fund. Banc of America Capital Management, LLC is part of Columbia Management, the primary investment management division of Bank of America Corporation.

                           On March 21, 2005, the Board of Trustees approved a proposal to reorganize the Nations Strategic Income Fund into the Columbia Strategic Income Fund, subject to shareholder approval and the satisfaction of certain other conditions. If approved and other conditions are met, the effective date of the reorganization is expected to occur in September or October 2005 or on such a date to which the parties may agree.

                           The fund was formally managed by the Fixed Income Management Team of Banc of America Capital Management, LLC.

NATIONS STRATEGIC

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,008.58      1,021.04        3.91         3.93               0.78
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,007.33      1,019.80        5.15         5.19               1.03
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,003.59      1,016.06        8.89         8.95               1.78
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,003.59      1,016.06        8.89         8.95               1.78

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

NATIONS STRATEGIC

INCOME FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS STRATEGIC

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

58.6%  Government agencies and obligations
31.0%  Corporate fixed-income bonds and notes
18.8%  Mortgage-backed securities
 5.4%  Asset-backed securities
(13.8)% Other*

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

* DUE TO THE TIMING AND NATURE OF THE
  FUND'S LIABILITIES, TOTAL INVESTMENTS
  MAY EXCEED THE FUND'S TOTAL NET
  ASSETS AT PERIOD END.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal Home Loan Mortgage, Discount
                                                                                 Notes 04/12/05                         11.6%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 TBA, 6.500% 04/15/35                    9.4%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 TBA, 5.000% 04/15/20                    6.2%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage, Discount
                                                                                 Notes 04/19/05                          6.2%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury STRIPS,
                                                                                 11/15/08-05/15/23                       4.1%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 TBA, 5.500% 03/15/35                    2.6%
                                                                            -------------------------------------------------
                                                                              7  Federal Republic of Brazil, 3.125%
                                                                                 04/15/12                                2.3%
                                                                            -------------------------------------------------
                                                                              8  Russian Federation, 5.000% 03/31/30     2.2%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Notes, 4.750% 06/15/09    2.0%
                                                                            -------------------------------------------------
                                                                             10  United Mexican States, 11.500%
                                                                                 05/15/26                                1.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                                                       BLENDED LEHMAN AGGREGATE
                                                                                                      BOND, CITIGROUP ALL BB & B-
                                                                                                        RATED HIGH YIELD MARKET
                                                                                                         INDEX AND J.P. MORGAN
                                              NATIONS STRATEGIC INCOME      LEHMAN BROTHERS U.S.         EMERGING MARKET BOND
                                                        FUND                   AGGREGATE INDEX               GLOBAL INDEX
                                              ------------------------      --------------------      ---------------------------
Mar. 31 1995                                             9525                       10000                        10000
                                                        10567                       11079                        11514
1997                                                    11065                       11623                        12542
                                                        12260                       13017                        14237
1999                                                    12841                       13861                        14803
                                                        12674                       14121                        15255
2001                                                    14043                       15890                        16815
                                                        14471                       16740                        17587
2003                                                    15504                       18697                        19352
                                                        16965                       19707                        21374
Mar. 31 2005                                            17382                       19932                        22021

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                                                       BLENDED LEHMAN AGGREGATE
                                                                                                      BOND, CITIGROUP ALL BB & B-
                                                                                                        RATED HIGH YIELD MARKET
                                                                                                         INDEX AND J.P. MORGAN
                                              NATIONS STRATEGIC INCOME      LEHMAN BROTHERS U.S.         EMERGING MARKET BOND
                                                        FUND                   AGGREGATE INDEX               GLOBAL INDEX
                                              ------------------------      --------------------      ---------------------------
Mar. 31 1995                                            10000                       10000                        10000
                                                        11094                       11079                        11514
1997                                                    11617                       11623                        12542
                                                        12871                       13017                        14237
1999                                                    13481                       13861                        14803
                                                        13306                       14121                        15255
2001                                                    14743                       15890                        16815
                                                        15193                       16740                        17587
2003                                                    16277                       18697                        19352
                                                        17811                       19707                        21374
Mar. 31 2005                                            18249                       19932                        22021


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/95 through
      3/31/05)              6.20%      5.68%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Income Fund over the last 10 years. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of US government agency and US Treasury securities, corporate bonds and mortgage-backed securities. The blend index consists of 65% of the Lehman Brothers U.S. Aggregate Index, 25% of the Citigroup All BB&B-Rated High Yield Market Index and 10% of the J.P. Morgan Emerging Market Bond Global Index. The Citigroup All BB&B-Rated High Yield Market Index is an unmanaged index that includes US dollar-denominated bonds rated B or BB and the J.P. Morgan Emerging Market Bond Global Index is an unmanaged index that covers 27 emerging market countries. The indices are unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        10/30/92             11/25/92                  6/7/93                    11/9/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      2.74%         2.48%       -2.37%       1.72%       -3.19%        1.72%        0.74%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 6.56%         6.31%        4.59%       5.51%        4.61%        5.51%        5.51%
5 YEARS                                 6.78%         6.52%        5.50%       5.75%        5.43%        5.73%        5.73%
10 YEARS                                6.47%         6.20%        5.68%       5.51%        5.51%        5.54%        5.54%
SINCE INCEPTION                         6.83%         6.55%        6.13%       5.31%        5.31%        5.97%        5.97%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS HIGH YIELD

BOND FUND

PORTFOLIO MANAGERS' COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE FUND'S PORTFOLIO MANAGERS SHARE THEIR VIEWS ON NATIONS HIGH YIELD BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2005, AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2005, Nations High Yield Bond Fund Investor A Shares provided shareholders with a total return of 7.64%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Our investment philosophy emphasizes current yield while looking for total return through investments in a diversified portfolio of high-yield debt securities. We believe that high-yield managers can add value through superior credit selection, which may reduce default rates and result in attractive risk-adjusted returns. The primary focus of our investment strategy is to preserve invested capital. To this end, we seek to identify securities that offer what we call a margin of safety. These are securities with strong asset coverage or significant free cash flow. The secondary focus of our investment process is to generate total return through an identified catalyst for price appreciation. In our view, companies that can significantly reduce debt through free cash flow, new equity or an identified restructuring may present potential opportunities for price appreciation.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2005, Nations High Yield Bond Fund (Investor A Shares) returned 7.64% compared with 7.83% for its benchmark, the Credit Suisse First Boston (CSFB) High Yield Index.*** The fund outperformed its peer group, the Lipper High Current Yield Funds Category+, whose average return was 6.30% over the same period. Strong performance from selected bonds reflected a generally positive environment for the high-yield market during the period. The fund's higher-than-usual cash position also helped shore up performance when the high-yield market declined during the first quarter of 2005.

                           *The outlook for this fund may differ from that presented for other Nations Funds mutual funds and portfolios.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Funds in the Lipper High Current Yield Funds Category aim at high (relative) current yield from fixed income securities and have no quality or maturity restrictions.



                           INVESTING IN HIGH YIELD SECURITIES (COMMONLY KNOWN AS "JUNK BONDS") OFFERS THE POTENTIAL FOR HIGH CURRENT INCOME AND ATTRACTIVE TOTAL RETURN BUT INVOLVES CERTAIN RISKS. CHANGES IN ECONOMIC CONDITIONS OR OTHER CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE PRINCIPAL AND INTEREST PAYMENTS. RISING INTEREST RATES TEND TO LOWER THE VALUE OF ALL BONDS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS HIGH YIELD

BOND FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           WHAT MARKET AND ECONOMIC FACTORS AFFECTED THE FUND DURING THE 12-MONTH PERIOD?

                           The high-yield market was the beneficiary of healthy economic growth, which boosted returns through 2004. However, in March of 2005 the high-yield market fell abruptly as uncertainty about the economy, interest rates and inflation unsettled the markets. By the end of the first quarter of 2005, the yield differential between high-yield bonds and Treasury issues of comparable maturities had narrowed to a point that was close to the sector's historical low. As a result, investors did not feel that they would receive enough additional yield for the added risk associated with the sector.

                           Specialty chemicals, steel and restaurants were the top-performing sectors for the period while airlines, consumer durables and autos were the weakest. The fund had less exposure to consumer durables than the index, which helped performance. However, an overweight in airlines relative to the index held back results. The fund also had less exposure to restaurants, because few of them met our overall investment criteria. This underweight was a negative for performance because the restaurant sector did well.

                           HOW DID YOU MANAGE THE FUND IN LIGHT OF THE ECONOMIC AND MARKET ENVIRONMENT?

                           As the yield spread between high-yield and Treasury bonds narrowed, we diversified the portfolio among a broader range of industries. Also, as companies in the portfolio refinanced higher-cost debt to take advantage of lower interest rates, some of the higher-yielding issues in the portfolio were called: the issuing companies bought them back. As a result, the portfolio's cash position exceeded its normal level at a time when there were fewer attractive securities available for purchase. While we prefer not to hold high levels of cash, it actually enhanced results during the first quarter of the year when the high-yield market slumped.

                           WHAT INVESTMENT DECISIONS HELPED THE FUND'S
                           PERFORMANCE?++

                           The three best performers for the portfolio were Ono Finance, Goodyear Tire and Rubber and Georgia-Pacific. We held positions in Ono Finance, an international cable company, whose bonds rose in value as its operational performance improved. Because the bonds were denominated in foreign currency, they also benefited from a weakening US dollar. Goodyear Tire and Rubber benefited from a turnaround that is underway within the company, and paper products giant Georgia-Pacific gained because its improved credit strength could lead to a ratings upgrade.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL
                           PERFORMANCE OF THE FUND?

                           The fund's airline bonds continued to suffer as skyrocketing jet fuel prices continued to plague carriers. Delta Airlines avoided bankruptcy, thanks to a favorable settlement with its pilots' union. Other disappointments included Collins and Aikman Products, a maker of automotive instrument panels, fabrics and other

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- MacKay Shields
                           LLC.

NATIONS HIGH YIELD

BOND FUND

PORTFOLIO MANAGERS' COMMENTARY (continued)


                           systems, which was the victim of a sagging auto sector. Independent power producer Calpine also lost ground as investors raised questions about its liquidity.

                           HOW HAVE YOU POSITIONED THE FUND TO REFLECT YOUR OUTLOOK FOR THE PERIOD AHEAD?

                           In an environment of narrower yield spreads, we plan to boost holdings in floating rate debt, whose interest payments are adjusted periodically to reflect current interest rates. As a result, these securities have typically exhibited lower price fluctuation than fixed-rate securities. We also plan to sell bonds that have reached our price targets. And the fund's above-normal cash level is likely to persist until we believe that the high-yield market offers better value. Even if cash slows performance somewhat, we prefer to stick with our proven investment process rather than deviating from it simply to deploy cash. We plan to use the fund's cash tactically, taking prompt action when opportunities arise. We also plan to focus on bonds that are already in the market rather than on new issues.

                            ---------------------------------------------------

                           The fund is managed by the High Yield Portfolio Management Team of MacKay Shields LLC, investment sub-advisor to the fund.

NATIONS HIGH YIELD

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the fund's most recent fiscal half-year. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from BACAP Distributors, LLC, your account balance is available by calling Shareholder Services at
  800.626.2275 (institutional investors) and 800.321.7854 (individual investors).
- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

                             ACCOUNT VALUE AT THE           ACCOUNT VALUE AT THE           EXPENSES PAID          FUND'S ANNUALIZED
                         BEGINNING OF THE PERIOD ($)       END OF THE PERIOD ($)       DURING THE PERIOD ($)      EXPENSE RATIO (%)
10/01/04-03/31/05        ----------------------------     ------------------------     ----------------------     -----------------
---------------------      ACTUAL       HYPOTHETICAL       ACTUAL     HYPOTHETICAL     ACTUAL    HYPOTHETICAL
Primary A                 1,000.00        1,000.00        1,041.69      1,020.74        4.28         4.23               0.84
-----------------------------------------------------------------------------------------------------------------------------------
Investor A                1,000.00        1,000.00        1,041.54      1,019.50        5.55         5.49               1.09
-----------------------------------------------------------------------------------------------------------------------------------
Investor B                1,000.00        1,000.00        1,037.00      1,015.76        9.34         9.25               1.84
-----------------------------------------------------------------------------------------------------------------------------------
Investor C                1,000.00        1,000.00        1,037.10      1,015.76        9.34         9.25               1.84

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the

NATIONS HIGH YIELD

BOND FUND

   SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

NATIONS HIGH YIELD

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/05)


[PIE CHART]

79.6%  Corporate fixed-income bonds and notes
 4.8%  Convertible bonds
 2.1%  Preferred stocks
 1.6%  Common stocks
 0.6%  Asset-backed securities
11.2%  Other
 0.1%  Warrants

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2005, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Sovereign Real Estate Investment        1.2%
                                                                            -------------------------------------------------
                                                                              2  El Paso Production Holding, 7.750%
                                                                                 06/01/13                                1.1%
                                                                            -------------------------------------------------
                                                                              3  Goodyear Tire & Rubber, 11.000%
                                                                                 03/01/11                                1.1%
                                                                            -------------------------------------------------
                                                                              4  Laboratory Corp. of America Holdings,
                                                                                 09/11/21                                1.0%
                                                                            -------------------------------------------------
                                                                              5  Calpine, 8.500% 07/15/10                1.0%
                                                                            -------------------------------------------------
                                                                              6  Georgia-Pacific, 8.875% 05/15/31        1.0%
                                                                            -------------------------------------------------
                                                                              7  Ono Finance PLC, 10.500% 05/15/14       1.0%
                                                                            -------------------------------------------------
                                                                              8  Calpine Canada, 8.500% 05/01/08         1.0%
                                                                            -------------------------------------------------
                                                                              9  Terra Capital, 12.875% 10/15/08         0.9%
                                                                            -------------------------------------------------
                                                                             10  Quintiles Transnational, 10.000%
                                                                                 10/01/13                                0.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS HIGH YIELD

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/05) RETURN CHART]

                                                                NATIONS HIGH YIELD BOND FUND          CSFB HIGH YIELD INDEX
                                                                ----------------------------          ---------------------
Feb. 14 2000                                                                9525                              10000
                                                                            9494                               9850
                                                                            9688                               9894
                                                                            9803                               9962
                                                                            9346                               9458
                                                                            9872                               9925
                                                                            9796                               9863
                                                                            9427                               9471
2001                                                                       10119                              10007
                                                                           10433                              10259
                                                                           10027                              10023
                                                                            9436                               9741
2002                                                                       10314                              10318
                                                                           11067                              11030
                                                                           12209                              12104
                                                                           12613                              12472
2003                                                                       13526                              13199
                                                                           13821                              13552
                                                                           13759                              13526
                                                                           14283                              14133
2004                                                                       15123                              14778
Mar. 31 2005                                                               14874                              14614

[INVESTOR A SHARES AT NAV** (AS OF 3/31/05) RETURN CHART]

                                                                NATIONS HIGH YIELD BOND FUND          CSFB HIGH YIELD INDEX
                                                                ----------------------------          ---------------------
Feb. 14 2000                                                               10000                              10000
                                                                            9967                               9850
                                                                           10171                               9894
                                                                           10291                               9962
                                                                            9812                               9458
                                                                           10364                               9925
                                                                           10284                               9863
                                                                            9897                               9471
2001                                                                       10624                              10007
                                                                           10953                              10259
                                                                           10527                              10023
                                                                            9906                               9741
2002                                                                       10828                              10318
                                                                           11619                              11030
                                                                           12818                              12104
                                                                           13242                              12472
2003                                                                       14201                              13199
                                                                           14511                              13552
                                                                           14445                              13526
                                                                           14996                              14133
2004                                                                       15877                              14778
Mar. 31 2005                                                               15618                              14614


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (2/14/00 through
      3/31/05)              9.09%     8.05%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations High Yield Bond Fund from the inception of the share class. The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class. Index performance is from 2/29/00.

The charts and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/05)

                                                       INVESTOR A                 INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                      2/14/00              2/14/00                   2/17/00                     3/8/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   7.76%          7.64%        2.51%        6.89%        2.13%         6.80%        5.85%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             12.76%         12.55%       10.74%       11.69%       10.88%        11.69%       11.69%
5 YEARS                              9.71%          9.40%        8.35%        8.62%        8.35%         8.58%        8.58%
SINCE INCEPTION                      9.43%          9.09%        8.05%        8.31%        8.18%         8.30%        8.30%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISOR AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Short-Term Income Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           CORPORATE FIXED-INCOME BONDS AND NOTES -- 39.8%
           BASIC MATERIALS -- 1.0%
           CHEMICALS -- 0.3%
$  2,500   Equistar Chemicals LP
             6.500% 02/15/06.............................................   $    2,525
     963   Lyondell Chemical Co.
             9.875% 05/01/07.............................................          987
                                                                            ----------
                                                                                 3,512
                                                                            ----------
           FOREST PRODUCTS AND PAPER -- 0.7%
   4,000   International Paper Co.
             4.250% 01/15/09.............................................        3,946
   2,750   Louisiana Pacific Corp.
             8.500% 08/15/05.............................................        2,790
                                                                            ----------
                                                                                 6,736
                                                                            ----------
                                                                                10,248
                                                                            ----------
           COMMUNICATIONS -- 4.2%
           MEDIA -- 2.0%
   2,510   Comcast Cable Communications, Inc.
             6.375% 01/30/06.............................................        2,555
   5,000   Gannett Co., Inc.
             5.500% 04/01/07.............................................        5,124
   2,750   Lenfest Communications Inc.
             8.375% 11/01/05.............................................        2,813
   1,000   Reed Elsevier Capital
             7.000% 05/15/05.............................................        1,004
   4,641   Time Warner, Inc.
             8.110% 08/15/06.............................................        4,862
   3,500   Viacom, Inc.
             5.625% 05/01/07.............................................        3,582
                                                                            ----------
                                                                                19,940
                                                                            ----------
           TELECOMMUNICATIONS -- 2.2%
   4,000   Deutsche Telekom International
             Finance BV(f)
             (8.500% 06/15/10)...........................................        4,600
   3,000   SBC Communications, Inc.
             5.750% 05/02/06.............................................        3,054
   2,500   Sprint Capital Corp.
             6.375% 05/01/09.............................................        2,641
   6,000   Verizon Global Funding Corp.
             7.250% 12/01/10.............................................        6,659
   4,000   Vodafone Group PLC
             7.750% 02/15/10.............................................        4,518
                                                                            ----------
                                                                                21,472
                                                                            ----------
                                                                                41,412
                                                                            ----------
           CONSUMER CYCLICAL -- 5.0%
           AUTO MANUFACTURERS -- 0.7%
   3,000   DaimlerChrysler NA Holding Corp.
             4.750% 01/15/08.............................................        2,986
   4,000   Toyota Motor Credit Corp.
             2.800% 01/18/06.............................................        3,968
                                                                            ----------
                                                                                 6,954
                                                                            ----------
           AUTO PARTS AND EQUIPMENT -- 0.2%
   1,500   Lear Corp.
             7.960% 05/15/05.............................................        1,507
                                                                            ----------

  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           HOME BUILDERS -- 0.6%
$  1,675   D.R. Horton, Inc.
             10.500% 04/01/05............................................   $    1,675
   2,000   KB Home
             9.500% 02/15/11.............................................        2,118
   2,000   Toll Corp.
             8.000% 05/01/09.............................................        2,030
                                                                            ----------
                                                                                 5,823
                                                                            ----------
           HOUSEWARES -- 0.4%
   4,000   Newell Rubbermaid, Inc.
             2.000% 05/01/05.............................................        3,994
                                                                            ----------
           LODGING -- 1.1%
   2,000   Ameristar Casinos, Inc.
             10.750% 02/15/09............................................        2,185
   2,000   Harrah's Operating Co., Inc.
             7.875% 12/15/05.............................................        2,040
     702   HMH Properties, Inc.
             7.875% 08/01/08.............................................          716
   1,500   ITT Corp.
             6.750% 11/15/05.............................................        1,511
   1,500   MGM Mirage
             7.250% 10/15/06.............................................        1,549
   2,895   Park Place Entertainment Corp.
             7.875% 12/15/05.............................................        2,957
                                                                            ----------
                                                                                10,958
                                                                            ----------
           RETAIL -- 1.8%
   5,000   Home Depot, Inc.
             5.375% 04/01/06(a)..........................................        5,062
   5,000   Target Corp.
             5.950% 05/15/06.............................................        5,103
   7,485   Wal-Mart Stores, Inc.
             4.000% 01/15/10.............................................        7,285
                                                                            ----------
                                                                                17,450
                                                                            ----------
           TOYS/GAMES/HOBBIES -- 0.2%
   2,306   Hasbro, Inc.
             5.600% 11/01/05.............................................        2,325
                                                                            ----------
                                                                                49,011
                                                                            ----------
           CONSUMER NON-CYCLICAL -- 4.0%
           BEVERAGES -- 0.7%
   2,000   Constellation Brands, Inc.
             8.625% 08/01/06.............................................        2,090
   5,000   Diageo Capital PLC
             3.500% 11/19/07.............................................        4,909
                                                                            ----------
                                                                                 6,999
                                                                            ----------
           COSMETICS/PERSONAL CARE -- 0.7%
   5,950   Procter & Gamble Co.
             4.750% 06/15/07.............................................        6,032
                                                                            ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           FOOD -- 1.1%
$  5,710   General Mills, Inc.
             5.125% 02/15/07.............................................   $    5,806
   1,900   Kellogg Co.
             6.000% 04/01/06.............................................        1,934
   2,860   Kroger Co.
             7.800% 08/15/07.............................................        3,062
                                                                            ----------
                                                                                10,802
                                                                            ----------
           HEALTHCARE SERVICES -- 0.7%
   4,000   UnitedHealth Group, Inc.
             3.375% 08/15/07.............................................        3,917
   3,000   WellPoint Health Networks, Inc.
             6.375% 06/15/06.............................................        3,076
                                                                            ----------
                                                                                 6,993
                                                                            ----------
           PHARMACEUTICALS -- 0.8%
   5,000   Abbott Laboratories
             5.625% 07/01/06.............................................        5,093
   3,000   GlaxoSmithKline Capital PLC
             2.375% 04/16/07.............................................        2,903
                                                                            ----------
                                                                                 7,996
                                                                            ----------
                                                                                38,822
                                                                            ----------
           ENERGY -- 2.0%
           OIL AND GAS -- 1.5%
   3,000   BP Capital Markets
             4.000% 04/29/05.............................................        3,002
   4,000   Devon Energy Corp.
             2.750% 08/01/06.............................................        3,912
   2,472   Parker & Parsley Petroleum Co.
             8.875% 04/15/05.............................................        2,476
   5,550   USX Corp.
             6.850% 03/01/08.............................................        5,899
                                                                            ----------
                                                                                15,289
                                                                            ----------
           PIPELINES -- 0.5%
   4,325   Kinder Morgan Energy Partners LP
             6.750% 03/15/11.............................................        4,692
                                                                            ----------
                                                                                19,981
                                                                            ----------
           FINANCIALS -- 19.0%
           BANKS -- 3.3%
   5,191   Fifth Third Bank
             2.700% 01/30/07.............................................        5,052
   1,980   Key Bank N.A.
             4.100% 06/30/05.............................................        1,985
   5,000   Marshall & Ilsley Corp.
             5.750% 09/01/06.............................................        5,127
  11,000   US Bancorp
             2.750% 03/30/06.............................................       10,872
  10,000   Wachovia Corp.
             3.625% 02/17/09.............................................        9,678
                                                                            ----------
                                                                                32,714
                                                                            ----------
           CAPITAL MARKETS -- 0.5%
   5,500   Merrill Lynch & Co.
             4.125% 01/15/09.............................................        5,394
                                                                            ----------

  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           DIVERSIFIED FINANCIAL SERVICES -- 13.4%
$  6,125   American General Finance
             5.875% 07/14/06.............................................   $    6,261
   9,500   Bank One N.A.
             5.500% 03/26/07.............................................        9,745
   9,500   Bear Stearns Cos., Inc.
             3.000% 03/30/06.............................................        9,411
   2,500   Capital One Bank
             4.875% 05/15/08.............................................        2,518
   8,000   Caterpillar Financial Services Corp.
             5.950% 05/01/06.............................................        8,167
   4,000   CIT Group, Inc.
             5.500% 11/30/07.............................................        4,096
           Citigroup, Inc.
   4,000     5.500% 08/09/06.............................................        4,075
   4,000     6.750% 12/01/05.............................................        4,079
   7,000   Countrywide Home Loans, Inc.
             4.125% 09/15/09.............................................        6,745
   4,000   Credit Suisse First Boston USA, Inc.
             4.625% 01/15/08.............................................        4,018
   3,000   Diageo Finance BV
             3.000% 12/15/06.............................................        2,942
   7,500   Ford Motor Credit Co.
             7.375% 10/28/09.............................................        7,533
           General Electric Capital Corp.
   5,000     5.000% 02/15/07(a)..........................................        5,076
  11,000     6.500% 12/10/07.............................................       11,585
   5,000   General Motors Acceptance Corp.
             7.750% 01/19/10.............................................        4,802
   6,000   Goldman Sachs Group, Inc.
             4.125% 01/15/08.............................................        5,949
   7,500   Household Finance Corp.
             6.400% 06/17/08.............................................        7,908
   4,000   John Deere Capital Corp.
             3.900% 01/15/08.............................................        3,940
   7,000   Lehman Brothers Holdings, Inc.
             4.000% 01/22/08.............................................        6,909
     635   Midland Funding II
             11.750% 07/23/05............................................          648
   7,000   Morgan Stanley
             3.875% 01/15/09.............................................        6,807
   4,000   National Rural Utilities Cooperative Finance Corp.
             6.000% 05/15/06.............................................        4,089
     459   Pemex Finance Ltd.
             6.550% 02/15/08.............................................          473
   4,000   Wells Fargo Financial, Inc.
             4.875% 06/12/07.............................................        4,064
                                                                            ----------
                                                                               131,840
                                                                            ----------
           INSURANCE -- 0.8%
   1,500   Allstate Financial Global Fund
             6.150% 02/01/06(b)..........................................        1,528
     699   Hartford Financial Services Group, Inc.
             2.375% 06/01/06.............................................          683
   5,000   Prudential Insurance Co. of America
             6.375% 07/23/06(b)..........................................        5,163
                                                                            ----------
                                                                                 7,374
                                                                            ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

Nations Short-Term Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           SAVINGS AND LOANS -- 1.0%
$  6,000   Washington Mutual, Inc.
             4.200% 01/15/10.............................................   $    5,839
   3,750   World Savings Bank
             4.125% 03/10/08.............................................        3,716
                                                                            ----------
                                                                                 9,555
                                                                            ----------
                                                                               186,877
                                                                            ----------
           INDUSTRIALS -- 1.0%
           BUILDING MATERIALS -- 0.2%
     750   American Standard, Inc.
             7.375% 04/15/05.............................................          751
   1,313   Hanson Overseas BV
             6.750% 09/15/05.............................................        1,331
                                                                            ----------
                                                                                 2,082
                                                                            ----------
           ENVIRONMENTAL CONTROL -- 0.3%
   3,000   Waste Management, Inc.
             7.375% 08/01/10.............................................        3,344
                                                                            ----------
           PACKAGING AND CONTAINERS -- 0.5%
   2,594   Ball Corp.
             7.750% 08/01/06.............................................        2,675
   2,000   Smurfit-Stone Container Corp.
             9.750% 02/01/11.............................................        2,140
                                                                            ----------
                                                                                 4,815
                                                                            ----------
                                                                                10,241
                                                                            ----------
           TECHNOLOGY -- 1.7%
           COMPUTERS -- 1.2%
   5,000   Hewlett-Packard Co.
             5.500% 07/01/07.............................................        5,131
   5,000   International Business Machines Corp.
             4.875% 10/01/06.............................................        5,067
   1,500   Unisys Corp.
             7.875% 04/01/08(a)..........................................        1,508
                                                                            ----------
                                                                                11,706
                                                                            ----------
           SOFTWARE -- 0.5%
   4,775   First Data Corp.
             4.700% 11/01/06.............................................        4,816
                                                                            ----------
                                                                                16,522
                                                                            ----------
           UTILITIES -- 1.9%
           ELECTRIC -- 1.3%
   1,321   AES Corp.
             8.500% 11/01/07(a)..........................................        1,340
   2,425   Kansas Gas & Electric
             6.500% 08/01/05.............................................        2,450
   4,500   Scottish Power PLC
             4.910% 03/15/10(a)..........................................        4,500
           Virginia Electric & Power Co.
   1,000     5.375% 02/01/07.............................................        1,020
   3,562     5.750% 03/31/06.............................................        3,622
                                                                            ----------
                                                                                12,932
                                                                            ----------
           ELECTRIC UTILITIES -- 0.3%
   3,000   Centerpoint Energy Bank
             12.750% 11/11/05(g).........................................        3,180
                                                                            ----------

  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           GAS -- 0.3%
$  2,660   Sempra Energy
             4.750% 05/15/09.............................................   $    2,645
                                                                            ----------
                                                                                18,757
                                                                            ----------
           TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
             (Cost $400,051).............................................      391,871
                                                                            ----------
           ASSET-BACKED SECURITIES -- 25.0%
  17,523   Aames Mortgage Investment Trust
             2.990% 01/25/35.............................................       17,578
   4,052   American Express Credit Account Master Trust
             1.690% 01/15/09.............................................        3,947
   1,098   AmeriCredit Automobile Receivables Trust
             5.370% 06/12/08.............................................        1,107
           BMW Vehicle Owner Trust
   4,254     1.940% 02/25/07.............................................        4,236
   2,000     2.530% 02/25/08.............................................        1,973
           Capital Auto Receivables Asset Trust
     688     2.270% 01/17/06.............................................          688
     221     4.180% 10/15/07.............................................          221
   3,216   Chase Credit Card Master Trust
             3.490% 07/16/07.............................................        3,217
           Chase Manhattan Auto Owner Trust
   2,881     1.520% 05/15/07.............................................        2,861
  10,000     2.080% 05/15/08.............................................        9,837
   1,500     2.260% 11/15/07.............................................        1,484
   3,953     2.570% 02/16/10.............................................        3,843
     741     4.240% 09/15/08.............................................          744
           CIT Equipment Collateral
     407     3.970% 12/21/09.............................................          402
   1,955     4.670% 12/21/09.............................................        1,959
           Citibank Credit Card Issuance Trust
   5,000     2.500% 04/07/08.............................................        4,933
   5,575     5.650% 06/16/08.............................................        5,686
   1,250     6.900% 10/15/07.............................................        1,272
           Countrywide Asset-Backed Certificates
  10,000     3.110% 8/25/35..............................................       10,000
  19,000     3.120% 7/25/35..............................................       19,000
  17,000     3.140% 8/25/35..............................................       17,000
           Daimler Chrysler Auto Trust
   5,000     2.580% 04/08/09.............................................        4,849
   3,881     4.490% 10/06/08.............................................        3,900
     807     4.630% 12/06/06.............................................          809
   8,500   Discover Card Master Trust
             5.750% 12/15/08.............................................        8,683
     133   First Plus Home Loan Trust
             7.720% 05/10/24.............................................          133
           Ford Credit Auto Owner Trust
   1,179     2.640% 01/15/07.............................................        1,180
   3,034     3.790% 09/16/06.............................................        3,039
   1,725     5.180% 10/16/06.............................................        1,736
   1,294   Harley Davidson Motorcycle Trust
             3.090% 06/15/10.............................................        1,285

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           ASSET-BACKED SECURITIES -- (CONTINUED)
           Honda Auto Receivables Owner Trust
$  1,478     1.920% 11/20/06.............................................   $    1,473
   4,000     2.790% 03/16/09.............................................        3,909
     623   Household Automotive Trust
             2.840% 03/19/07.............................................          623
   9,995   Irwin Home Equity
             3.190% 09/25/17.............................................        9,997
   5,000   John Deere Owner Trust
             2.320% 12/17/07.............................................        4,906
   5,000   MBNA Credit Card Master Note Trust
             6.550% 12/15/08.............................................        5,155
     181   MMCA Automobile Trust
             5.750% 06/15/07.............................................          182
           Morgan Stanley ABS Capital
  14,000     2.910% 02/25/35.............................................       14,000
  10,249     2.830% 05/25/34.............................................       10,249
           Nissan Auto Receivables Owner Trust
   1,950     1.510% 08/15/07.............................................        1,933
   1,500     2.610% 07/15/08.............................................        1,475
   3,000     3.330% 01/15/08.............................................        2,990
   1,497     4.280% 10/16/06.............................................        1,500
  10,072   Novastar Home Equity Loan
             3.040% 05/25/33.............................................       10,118
           Residential Asset Mortgage Products Inc.
  16,000     3.000% 03/25/35.............................................       16,000
   3,300     3.360% 03/25/33.............................................        3,309
   8,203   Terwin Mortgage Trust
             3.100% 07/25/34.............................................        8,258
           Toyota Auto Receivables Owner Trust
   4,000     2.200% 03/15/10.............................................        3,934
   7,389     4.000% 07/15/08.............................................        7,391
     685   USAA Auto Owner Trust
             3.910% 04/16/07.............................................          685
                                                                            ----------
           TOTAL ASSET-BACKED SECURITIES
             (Cost $247,653).............................................      245,689
                                                                            ----------
           MORTGAGE-BACKED SECURITIES -- 14.1%
           AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%
           Federal Home Loan Mortgage Corp.
   7,790     4.000% 10/15/26.............................................        7,663
  20,046     5.500% 11/15/21.............................................       20,382
                                                                            ----------
                                                                                28,045
                                                                            ----------
           MORTGAGE-BACKED OBLIGATIONS -- 11.3%
   8,959   Federal National Mortgage Association
             5.875% 02/02/06.............................................        9,114
           Federal Home Loan Mortgage Corp.
  26,589     4.000% 06/01/11.............................................       26,165
  22,035     4.500% 10/01/14.............................................       21,726
  18,000     TBA
             4.500% 03/15/20(c)..........................................       17,618

  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           MORTGAGE-BACKED OBLIGATIONS -- (CONTINUED)
           Federal National Mortgage Association
$  4,807     4.500% 11/01/14.............................................   $    4,758
      63     7.500% 11/01/09.............................................           64
  30,000     TBA
             5.000% 04/15/20(c)..........................................       29,972
   1,570   Government National Mortgage Association
             3.375% 04/20/22.............................................        1,592
                                                                            ----------
                                                                               111,009
                                                                            ----------
           TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $141,048).............................................      139,054
                                                                            ----------
 SHARES
 (000)
--------
           INVESTMENT MANAGEMENT COMPANY -- 8.1%
  79,684   Nations Cash Reserves, Capital Class Shares(d)................       79,684
                                                                            ----------
           TOTAL INVESTMENT MANAGEMENT COMPANY
             (Cost $79,684)..............................................       79,684
                                                                            ----------
  PAR
 (000)
--------
           COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.6%
$ 13,472   Bear Stearns Asset Backed Securities, Inc.
             2.240% 10/25/34.............................................       13,504
  14,416   Homebanc Mortgage Trust
             3.020% 12/25/34.............................................       14,443
  17,330   IMPAC CMB Trust
             2.970% 03/25/35.............................................       17,330
  22,000   IMPAC Secured Assets Common Owner Trust
             2.920% 12/25/31.............................................       21,989
  17,438   Mortgage IT Trust
             2.530% 12/25/34.............................................       17,466
                                                                            ----------
                                                                                84,732
                                                                            ----------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $84,672)..............................................       84,732
                                                                            ----------
           GOVERNMENT AGENCIES AND OBLIGATIONS -- 6.6%
           FOREIGN GOVERNMENT BONDS -- 1.5%
   3,368   Quebec Province
             5.500% 04/11/06.............................................        3,434
   5,000   Swedish Export Credit
             2.875% 01/26/07.............................................        4,897
   7,000   United Mexican States
             4.625% 10/08/08.............................................        6,913
                                                                            ----------
                                                                                15,244
                                                                            ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

Nations Short-Term Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                          VALUE
 (000)                                                                         (000)
---------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 5.1%
$ 30,098   U.S. Treasury Inflation Index Note
             3.625% 01/15/08(a)..........................................   $   32,370
  18,000   U.S. Treasury Note
             3.125% 09/15/08(a)..........................................       17,477
                                                                            ----------
                                                                                49,847
                                                                            ----------
           TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
             (Cost $65,724)..............................................       65,091
                                                                            ----------
           SHORT-TERM OBLIGATIONS -- 3.1%
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 3.1%
           FEDERAL HOME LOAN BANK -- 3.1%
  30,000   Federal Home Loan Bank Discount Note
             04/08/05(e).................................................       29,985
                                                                            ----------
           TOTAL SHORT-TERM OBLIGATIONS
             (Cost $29,985)..............................................       29,985
                                                                            ----------
           REPURCHASE AGREEMENTS(H) -- 2.4%
   6,205   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
             04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
             $6,264 (repurchase proceeds $6,205).........................        6,205
   7,446   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
             Government Agency securities with various maturities to
             05/20/33, market value $7,544 (repurchase proceeds
             $7,447).....................................................        7,447
   9,695   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
             Government Agency securities with various maturities to
             03/01/35 market value $9,848 (repurchase proceeds $9,696)...        9,696
                                                                            ----------
           TOTAL REPURCHASE AGREEMENTS
             (cost of $23,348)...........................................       23,348
                                                                            ----------
           TOTAL INVESTMENTS
             (Cost $1,072,165)(i)..............................     107.7%   1,059,454
                                                                            ----------
           OTHER ASSETS AND LIABILITIES (NET)..................      (7.7)%    (75,353)
                                                                            ----------
           NET ASSETS..........................................     100.0%  $  984,101
                                                                            ==========

---------------
Notes to Investment Portfolio:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $23,945 and $22,733, respectively.

(b)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $6,691, which represents 0.7% of net assets.

(c)
  Security, or a portion thereof, purchased on a delayed delivery basis.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  Security pledged as collateral for TBA's.

 (f)
  Step bond.

(g)
  Loan participation agreement.

(h)
  This amount represents cash collateral received from securities lending activity (See Note 12).

 (i)
  Cost for federal income tax purposes is $1,072,165. See Note 5 for additional information.

ACRONYM:
TBA -- To Be Announced

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                % OF NET ASSETS
------------------------------------------------------------
Asset-Back Securities......................        25.0
Financials.................................        19.0
Mortgage-Backed Securities.................        14.1
Government Agencies & Obligations..........         9.7
Collateralized Mortgage Obligations........         8.6
Investment Management Company..............         8.1
Consumer Cyclical..........................         5.0
Communications.............................         4.2
Consumer Non-Cyclical......................         4.0
Repurchase Agreements......................         2.4
Energy.....................................         2.0
Utilities..................................         1.9
Technology.................................         1.7
Basic Materials............................         1.0
Industrials................................         1.0
Other Assets & Liabilities, Net............        (7.7)
                                                  -----
                                                  100.0
                                                  =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
-------------------------------------------------------------------------------------
           GOVERNMENT AGENCIES AND OBLIGATIONS -- 81.6%
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 81.6%
           Federal Farm Credit Bank
$    700     2.625% 09/17/07.............................................   $     676
   8,000     4.900% 03/21/06.............................................       8,088
           Federal Home Loan Bank
   1,500     1.500% 05/13/05.............................................       1,497
   6,000     2.000% 02/13/06.............................................       5,920
   1,000     2.625% 07/15/08.............................................         951
   2,500     3.625% 11/14/08.............................................       2,444
   5,050     3.875% 06/14/13(a)..........................................       4,778
   5,500     4.500% 11/15/12(a)..........................................       5,454
   2,250     4.875% 05/15/07.............................................       2,288
           Federal Home Loan Mortgage Corp.
   2,000     1.500% 08/15/05.............................................       1,989
   3,500     2.125% 11/15/05.............................................       3,471
   5,000     3.875% 01/12/09(a)..........................................       4,899
  15,000     4.375% 07/30/09.............................................      14,755
  17,000     4.750% 12/08/10.............................................      16,928
           Federal National Mortgage Association
  20,400     2.375% 02/15/07(a)..........................................      19,819
   3,000     4.125% 04/15/14(a)..........................................       2,848
   4,000     4.625% 10/15/13(a)..........................................       3,945
   5,900     5.000% 01/15/07.............................................       6,007
   2,000     5.375% 11/15/11.............................................       2,076
   3,000     6.125% 03/15/12.............................................       3,246
   3,400     6.625% 11/15/10.............................................       3,739
           U.S. Treasury Bonds
   4,850     6.250% 08/15/23(a)..........................................       5,647
   1,025     6.875% 08/15/25.............................................       1,286
           U.S. Treasury Notes
  21,800     2.000% 08/31/05(a)..........................................      21,708
  52,500     2.875% 11/30/06(a)..........................................      51,786
  21,215     3.000% 11/15/07(a)..........................................      20,754
  65,070     3.625% 01/15/10(a)..........................................      63,512
   9,955     4.250% 11/15/14(a)..........................................       9,749
                                                                            ---------
                                                                              290,260
                                                                            ---------
           TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
             (Cost $293,575).............................................     290,260
                                                                            ---------
 SHARES
 (000)
--------
           INVESTMENT MANAGEMENT COMPANY -- 0.8%
   3,044   Nations Cash Reserves, Capital Class Shares(b)................       3,044
                                                                            ---------
           TOTAL INVESTMENT MANAGEMENT COMPANY
             (Cost $3,044)...............................................       3,044
                                                                            ---------
  PAR                                                                         VALUE
 (000)                                                                        (000)
-------------------------------------------------------------------------------------
           MORTGAGE-BACKED SECURITIES -- 11.0%
           AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
$  3,436   Federal Home Loan Mortgage Corp., Interest Only
             5.500% 01/15/23-05/15/27....................................   $     303
   1,483   Federal National Mortgage Association
             6.000% 04/25/17.............................................       1,544
                                                                            ---------
                                                                                1,847
                                                                            ---------
           MORTGAGE-BACKED OBLIGATIONS -- 10.5%
     750   Federal Home Loan Mortgage Corp.
             6.750% 03/15/31.............................................         915
           Federal National Mortgage Association
   1,590     5.500% 08/25/17.............................................       1,614
     889     9.000% 04/01/16(f)..........................................         946
             TBA
  15,000     4.500% 04/15/20.............................................      14,663
  15,000     5.500% 04/15/20.............................................      15,281
   3,804     3.375% 04/20/22-06/20/29(c).................................       3,857
                                                                            ---------
                                                                               37,276
                                                                            ---------
           TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $39,236)..............................................      39,123
                                                                            ---------
           ASSET-BACKED SECURITIES -- 3.2%
   2,365   Credit-Based Asset Servicing and Securitization Corp.
             4.134% 12/25/35(d)..........................................       2,324
     789   First Alliance Mortgage Loan Trust
             8.225% 09/20/27(f)..........................................         788
   1,900   GMAC Mortgage Corporation Loan Trust
             3.970% 09/25/34.............................................       1,872
           GSAA Home Equity Trust
   1,090     4.220% 08/25/34(e)..........................................       1,079
           GSMTG Securities Corp.
   1,900     4.736% 06/25/34(e)..........................................       1,905
     257   Oakwood Mortgage Investors Inc.
             2.820% 05/15/13(c)..........................................         218
     930   Residential Asset Mortgage Products Inc.
             3.981% 04/25/29.............................................         912
   2,180   Residential Funding Mortgage Securities II
             4.760% 07/25/28(d)..........................................       2,146
                                                                            ---------
           TOTAL ASSET-BACKED SECURITIES
             (Cost $11,451)..............................................      11,244
                                                                            ---------
           COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
           COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
   5,000   Small Business Administration Participation Certificates
             4.880% 11/01/24.............................................       4,944
                                                                            ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
-------------------------------------------------------------------------------------
           COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.6%
$  1,820   Citigroup Commercial Mortgage Trust
             4.733% 10/15/41.............................................   $   1,772
  15,534   Merrill Lynch Mortgage Investors, Inc., Interest Only
             1.051% 12/15/30.............................................         469
   3,249   PNC Mortgage Acceptance Corp.
             5.910% 03/12/34.............................................       3,359
                                                                            ---------
                                                                                5,600
                                                                            ---------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $10,761)..............................................      10,544
                                                                            ---------
           SHORT-TERM OBLIGATIONS -- 8.4%
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 8.4%
  30,000   Federal Home Loan Bank Discount Note 04/19/05(f)..............      29,960
                                                                            ---------
           TOTAL SHORT-TERM OBLIGATIONS
             (Cost $29,960)..............................................      29,960
                                                                            ---------
           REPURCHASE AGREEMENTS(G) -- 45.1%
  29,363   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
             04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
             $29,642 (repurchase proceeds $29,365).......................      29,365
  50,011   Repurchase agreement with Credit Suisse First Boston Corp.
             dated 03/31/05, due 04/01/05 at 2.849%, collateralized by
             U.S. Government Agency securities with various maturities to
             11/15/30, market value $50,292 (repurchase proceeds
             $50,015)....................................................      50,015
  35,236   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
             Government Agency securities with various maturities to
             05/20/33, market value $35,699 (repurchase proceeds
             $35,239)....................................................      35,239
  45,873   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
             Government Agency securities with various maturities to
             03/01/35, market value $46,597 (repurchase proceeds
             $45,877)....................................................      45,877
                                                                            ---------
           TOTAL REPURCHASE AGREEMENTS
             (Cost of $160,496)..........................................     160,496
                                                                            ---------

  PAR                                                                         VALUE
 (000)                                                                        (000)
-------------------------------------------------------------------------------------
           TOTAL INVESTMENTS
             (Cost $548,523)(h)................................     153.1%  $ 544,671
                                                                            ---------
           OTHER ASSETS AND
             LIABILITIES (NET).................................     (53.1)%  (188,830)
                                                                            ---------
           NET ASSETS..........................................             $ 355,841
                                                                    100.0%  =========

---------------
Notes to investment portfolio:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $157,582 and $156,224, respectively.

(b)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(c)
  Floating rate note. The interest rate shown reflects the rate as of March 31, 2005.

(d)
  Step bond.

(e)
  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at March 31, 2005.

 (f)
  Security pledged as collateral for open futures contracts and TBA's.

(g)
  This amount represents cash collateral received from securities lending activity (See Note 12).

(h)
  Cost for federal income tax purposes is $548,566. See Note 5 for additional information.

ACRONYM:

TBA -- To Be Announced

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                % OF NET ASSETS
------------------------------------------------------------
Government Agencies & Obligations..........        90.0
Repurchase Agreements......................        45.1
Mortgage-Backed Securities.................        11.0
Asset-Backed Securities....................         3.2
Collateralized Mortgage Obligations........         3.0
Investment Management Company..............         0.8
Other Assets & Liabilities, Net............       (53.1)
                                                  -----
                                                  100.0
                                                  =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Government Securities Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


  PAR                                                                       VALUE
 (000)                                                                      (000)
-----------------------------------------------------------------------------------
          MORTGAGE-BACKED SECURITIES -- 56.0%
          AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.0%
$ 1,700   Federal Home Loan Mortgage Corp., Interest Only
            5.500% 01/15/23-05/15/27....................................   $    150
          Federal National Mortgage Association
    773     5.500% 08/25/17.............................................        785
    720     6.000% 04/25/17.............................................        750
                                                                           --------
                                                                              1,685
                                                                           --------
          MORTGAGE-BACKED OBLIGATIONS -- 55.0%
          Federal Home Loan Mortgage Corp.
      7     7.500% 08/01/08.............................................          7
     19     7.500% 06/01/09.............................................         20
     72     8.000% 08/01/07-09/01/09....................................         75
    215     8.500% 01/01/06-09/01/20....................................        231
     54     9.000% 05/01/09-12/01/16(f).................................         57
     68     9.500% 04/01/18-01/01/29....................................         75
      9     10.000% 09/01/18............................................         10
            TBA
 20,950     5.000% 04/15/20.............................................     20,950
 14,500     5.500% 03/15/35.............................................     14,537
          Federal National Mortgage Association
     30     4.324% 08/01/36(a)..........................................         30
 21,518     6.000% 08/01/34(f)..........................................     22,000
  4,906     6.565% 07/01/16.............................................      5,395
      5     8.250% 04/01/09-04/01/09....................................          5
     37     8.500% 12/01/11-02/01/17....................................         38
     89     9.000% 12/01/16-09/01/24....................................         97
  1,213     9.500% 01/01/19-08/01/21....................................      1,343
     76     10.000% 10/01/06-04/01/20...................................         83
            TBA
  7,850     5.000% 04/15/20-04/15/35....................................      7,787
  3,500     5.500% 04/15/20.............................................      3,566
  1,750     6.000% 04/15/20.............................................      1,807
  8,750     6.500% 04/15/35.............................................      9,078
          Government National Mortgage Association
     83     6.000% 12/15/10.............................................         86
     26     7.000% 02/15/09-06/15/23....................................         27
    414     7.500% 04/15/22-12/15/25....................................        446
    480     8.000% 11/15/15-07/15/29....................................        517
    210     8.500% 10/15/09-12/15/22....................................        231
      4     9.000% 06/15/07.............................................          4
      2     9.500% 11/15/05-02/15/06....................................          2
     47     10.000% 08/15/05-11/15/20...................................         53
     35     10.500% 01/15/18-04/15/21...................................         40
     12     13.000% 02/15/11-04/15/11...................................         13
                                                                           --------
                                                                             88,610
                                                                           --------
          TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $90,443)..............................................     90,295
                                                                           --------
  PAR                                                                       VALUE
 (000)                                                                      (000)
-----------------------------------------------------------------------------------
          GOVERNMENT AGENCIES AND OBLIGATIONS -- 32.5%
          U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 32.5%
$ 1,750   Federal Home Loan Bank
            3.875% 06/14/13.............................................   $  1,656
          U.S. Treasury Bonds
  1,600     5.375% 02/15/31(b)..........................................      1,744
    200     6.250% 08/15/23(b)..........................................        233
 10,700     6.875% 08/15/25.............................................     13,427
          U.S. Treasury Notes
  4,895     1.875% 12/31/05(b)..........................................      4,844
  1,000     3.250% 01/15/09(b)..........................................        972
    400     3.500% 08/15/09(b)..........................................        390
    500     3.625% 07/15/09(b)..........................................        490
    510     3.875% 05/15/09(b)..........................................        506
  2,055     4.000% 02/15/14(b)..........................................      1,983
  1,350     4.250% 08/15/14(b)(f).......................................      1,324
  7,500     4.375% 08/15/12(b)..........................................      7,518
  5,100     6.500% 02/15/10(b)..........................................      5,616
 12,050     08/15/05-05/15/17(c)........................................      9,848
  4,500   U.S. Treasury STRIPS
            05/15/23(c).................................................      1,816
                                                                           --------
                                                                             52,367
                                                                           --------
          TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
            (Cost $52,294)..............................................     52,367
                                                                           --------
SHARES
 (000)
-------
          INVESTMENT MANAGEMENT COMPANY -- 2.2%
  3,419   Nations Cash Reserves, Capital Class Shares(d)................      3,419
                                                                           --------
          TOTAL INVESTMENT MANAGEMENT COMPANY
            (Cost $3,419)...............................................      3,419
                                                                           --------
  PAR
 (000)
-------
          CORPORATE FIXED-INCOME BONDS AND NOTES -- 2.2%
          BASIC MATERIALS -- 0.7%
          CHEMICALS -- 0.7%
$ 1,000   Dow Chemical Co.
            6.125% 02/01/11.............................................   $  1,070
                                                                           --------
          COMMUNICATIONS -- 0.7%
          TELECOMMUNICATIONS -- 0.7%
  1,000   Verizon Global Funding Corp.
            7.250% 12/01/10.............................................      1,110
                                                                           --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

Nations Government Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                       VALUE
 (000)                                                                      (000)
-----------------------------------------------------------------------------------
          FINANCIALS -- 0.8%
          DIVERSIFIED FINANCIAL SERVICES -- 0.8%
$   477   Export Funding Trust
            8.210% 12/29/06.............................................   $    494
  1,000   General Motors Acceptance Corp.
            7.000% 02/01/12.............................................        903
                                                                           --------
                                                                              1,397
                                                                           --------
          TOTAL CORPORATE FIXED-INCOME BONDS
            AND NOTES
            (Cost $3,728)...............................................      3,577
                                                                           --------
          COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
          COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
          Vendee Mortgage Trust, Interest Only
 11,102     0.448% 09/15/27(a)(e).......................................        122
 12,617     0.305% 03/15/29(a)(e).......................................         98
                                                                           --------
                                                                                220
                                                                           --------
          COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.9%
  9,315   Merrill Lynch Mortgage Investors, Inc., Interest Only
            1.017% 12/15/30(a)..........................................        281
  2,672   PNC Mortgage Acceptance Corp.
            5.910% 03/12/34(a)..........................................      2,762
                                                                           --------
                                                                              3,043
                                                                           --------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Cost $3,478)...............................................      3,263
                                                                           --------
          ASSET-BACKED SECURITIES -- 0.4%
    505   First Alliance Mortgage Loan Trust
            8.225% 09/20/27(f)..........................................        503
    150   Oakwood Mortgage Investors Inc.
            2.820% 05/15/13(a)..........................................        128
                                                                           --------
          TOTAL ASSET-BACKED SECURITIES
            (Cost $661).................................................        631
                                                                           --------
          SHORT-TERM OBLIGATIONS -- 40.8%
          U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 40.8%
 39,450   Federal Home Loan Bank Discount Note(c)
            04/01/05....................................................     39,450
 25,850   Federal Home Loan Mortgage Corp. Discount Note(c)
            04/12/05....................................................     25,828
    500   U.S. Treasury Notes
            2.750% 08/15/07(b)..........................................        488
                                                                           --------
                                                                             65,766
                                                                           --------
          TOTAL SHORT-TERM OBLIGATIONS
            (Cost $65,777)..............................................     65,766
                                                                           --------

  PAR                                                                       VALUE
 (000)                                                                      (000)
-----------------------------------------------------------------------------------
          REPURCHASE AGREEMENTS(G) -- 16.4%
$ 7,043   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
            04/01/05 at 2.830%, collateralized by U.S. Government Agency securities, with various maturities to 05/15/29, market
            value $7,043 (repurchase proceeds $7,043)...................   $  7,043
  8,452   Repurchase agreement with Wachovia Capital Markets dated
            03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
            Government Agency securities, with various maturities to
            05/20/33, market value $8,563 (repurchase proceeds
            $8,453).....................................................      8,453
 11,004   Repurchase agreement with Wachovia Capital Markets dated
            03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
            Government Agency securities, with various maturities to
            03/31/35, market value $11,178 (repurchase proceeds
            $11,005)....................................................     11,005
                                                                           --------
          TOTAL REPURCHASE AGREEMENTS
            (Cost of $26,501)...........................................     26,501
                                                                           --------
          TOTAL INVESTMENTS
            (Cost $246,301)(h)................................     152.5%   245,819
                                                                           --------
          OTHER ASSETS AND
            LIABILITIES (NET).................................     (52.5)%  (84,673)
                                                                           --------
          NET ASSETS..........................................     100.0%  $161,146
                                                                           ========

---------------
Notes to Investment Portfolio:

(a)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $26,013 and $25,954, respectively.

(c)
  Zero coupon bond.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  Restricted and illiquid security.

 (f)
  Security pledged as collateral for open futures contracts and TBA's.

(g)
  This amount represents cash collateral received from securities lending activity (see Note 12).

(h)
  Cost for federal income tax purposes is $246,388. See Note 5 for additional information.

ACRONYMS:

STRIPS  --   Separate Trading of Registered Interest and Principal of
             Securities
TBA     --   To Be Announced

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Government Securities Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                              % OF NET ASSETS
----------------------------------------------------------
Government Agencies & Obligations........        73.3
Mortgage-Backed Securities...............        56.0
Repurchase Agreements....................        16.4
Investment Management Company............         2.2
Collateralized Mortgage Obligations......         2.0
Financials...............................         0.8
Communications...........................         0.7
Basic Materials..........................         0.7
Asset-Backed Securities..................         0.4
Other Assets & Liabilities, Net..........       (52.5)
                                                -----
                                                100.0
                                                =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

Nations Intermediate Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                   VALUE
---------------------------------------------------------------------------------------------
INVESTMENT COMPANIES
Investment in Nations Master Investment Trust, Intermediate Bond Master
  Portfolio*..............................................................    $       628,297
                                                                              ---------------
TOTAL INVESTMENTS...........................................         100.1%           628,297
TOTAL OTHER ASSETS AND LIABILITIES (NET)....................          (0.1)              (323)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $       627,974
                                                               ===========    ===============

---------------

 *The financial statements of the Intermediate Bond Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              CORPORATE FIXED-INCOME BONDS AND NOTES -- 34.4%
              BASIC MATERIALS -- 1.7%
              CHEMICALS -- 0.9%
$     2,108   E.I. Dupont De Nemours & Co.
                3.375% 11/15/07.............................................   $    2,060
              Dow Chemical Co.
      1,994     6.125% 02/01/11.............................................        2,134
      2,716     7.375% 11/01/29.............................................        3,309
              Eastman Chemical Co.
      1,218     3.250% 06/15/08.............................................        1,167
      2,428     6.300% 11/15/18.............................................        2,593
        700   Equistar Chemicals LP
                10.625% 05/01/11............................................          786
        190   Huntsman International LLC
                7.375% 01/01/15(a)(b).......................................          189
              Praxair, Inc.
      1,989     4.750% 07/15/07.............................................        2,004
      2,325     6.500% 03/01/08.............................................        2,442
        410   Rhodia SA
                8.875% 06/01/11(b)..........................................          399
                                                                               ----------
                                                                                   17,083
                                                                               ----------
              FOREST PRODUCTS AND PAPER -- 0.5%
        210   Abitibi-Consolidated, Inc.
                8.375% 04/01/15.............................................          203
        230   Fraser Papers, Inc.
                8.750% 03/15/15.............................................          215
      2,317   International Paper Co.
                4.250% 01/15/09.............................................        2,286
EUR     865   JSG Holding PLC
                11.500% 10/01/15(a)(b)......................................        1,046
$     1,705   MeadWestvaco Corp.
                6.850% 04/01/12.............................................        1,902
        320   Newark Group, Inc.
                9.750% 03/15/14.............................................          325
        245   Norske Skog Canada
                8.625% 06/15/11.............................................          254
        200   Tembec Industries, Inc.
                8.500% 02/01/11.............................................          190
      2,710   Westvaco Corp.
                8.200% 01/15/30.............................................        3,424
                                                                               ----------
                                                                                    9,845
                                                                               ----------
              IRON/STEEL -- 0.0%
        500   Wise Metals Group LLC
                10.250% 05/15/12(b).........................................          505
                                                                               ----------
              METALS AND MINING -- 0.3%
      3,385   Alcoa, Inc.
                7.375% 08/01/10.............................................        3,806
      1,683   CODELCO, Inc.
                5.500% 10/15/13(a)..........................................        1,701
        130   Hudson Bay Mining and Smelting Co., Ltd.
                9.625% 01/15/12(a)..........................................          130
                                                                               ----------
                                                                                    5,637
                                                                               ----------
                                                                                   33,070
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              COMMUNICATIONS -- 4.9%
              ADVERTISING -- 0.1%
$     1,200   Advanstar Communications, Inc.
                12.000% 02/15/11............................................   $    1,287
        500   WDAC Subsidiary Corp.
                8.375% 12/01/14(a)(b).......................................          465
                                                                               ----------
                                                                                    1,752
                                                                               ----------
              MEDIA -- 2.3%
        400   CBD Media Holdings LLC, Inc.
                9.250% 07/15/12.............................................          408
      1,275   Charter Communications LLC
                (9.920% 04/01/11)(c)........................................          979
      1,550   Comcast Cable Communications, Inc.
                7.125% 06/15/13.............................................        1,724
      4,000   Comcast Corp.
                7.050% 03/15/33.............................................        4,474
      1,600   CSC Holdings, Inc.
                6.750% 04/15/12(a)..........................................        1,588
      1,000   Dex Media East LLC/Dex Media East Finance Co.
                9.875% 11/15/09.............................................        1,100
        600   Dex Media, Inc.
                11/15/13(c)
                (9.000% 11/15/08)...........................................          456
        240   DirecTV Holdings LLC/DirecTV Financing Co.
                8.375% 03/15/13.............................................          260
        215   Fisher Communications, Inc.
                8.625% 09/15/14.............................................          230
        280   Granite Broadcasting Corp.
                9.750% 12/01/10(b)..........................................          260
        460   Hollinger, Inc.
                12.875% 03/01/11(a).........................................          507
      6,456   Liberty Media Corp.
                3.500% 09/25/06.............................................        6,363
              News America Holdings, Inc.
        166     6.625% 01/09/08.............................................          174
      3,650     8.150% 10/17/36.............................................        4,514
        647     9.250% 02/01/13.............................................          807
        840   News America, Inc.
                6.550% 03/15/33.............................................          875
              Paxson Communications
                01/15/09(c)
        175     (12.250% 01/15/06)..........................................          163
        390     10.750% 07/15/08(b).........................................          387
        500   Primedia, Inc.
                8.875% 05/15/11.............................................          521
        500   Quebecor Media, Inc.
                11.125% 07/15/11............................................          553
        500   Sinclair Broadcast Group, Inc.
                8.750% 12/15/11.............................................          525
      1,000   Spanish Broadcasting System, Inc.
                9.625% 11/01/09.............................................        1,048
      2,159   TCI Communications, Inc.,
                9.875% 06/15/22.............................................        3,040
              Time Warner, Inc.
      3,000     6.150% 05/01/07.............................................        3,097
      1,740     8.110% 08/15/06.............................................        1,823
      2,472     9.125% 01/15/13.............................................        3,054

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              MEDIA -- (CONTINUED)
$     1,852   Viacom, Inc.
                5.625% 05/01/07.............................................   $    1,896
      2,179   Walt Disney Co.
                5.500% 12/29/06.............................................        2,222
        355   XM Satellite Radio, Inc.
                8.243% 05/01/09(d)..........................................          360
                                                                               ----------
                                                                                   43,408
                                                                               ----------
              TELECOMMUNICATIONS -- 2.5%
        250   American Towers, Inc.
                7.250% 12/01/11.............................................          258
      3,803   BellSouth Corp.
                5.000% 10/15/06.............................................        3,854
        500   Cincinnati Bell, Inc.
                8.375% 01/15/14(b)..........................................          493
        445   Dobson Communications Corp.
                8.875% 10/01/13(b)..........................................          349
              Inmarsat Finance PLC
                11/15/12(c)
        350     (10.375% 11/15/08)..........................................          247
        360   Intelsat Bermuda Ltd.
                8.250% 01/15/13(a)..........................................          364
      1,000   Nextel Communications, Inc.
                7.375% 08/01/15.............................................        1,056
        500   Nextel Partners, Inc.
                8.125% 07/01/11.............................................          531
        870   Qwest Capital Funding, Inc.
                7.250% 02/15/11(b)..........................................          811
      1,000   Qwest Services Corp.
                14.000% 12/15/10(a).........................................        1,158
        315   Rogers Wireless, Inc.
                9.750% 06/01/16.............................................          372
      7,197   SBC Communications, Inc.
                5.750% 05/02/06.............................................        7,329
              Sprint Capital Corp.
      1,009     6.125% 11/15/08.............................................        1,055
      5,223     8.375% 03/15/12.............................................        6,104
      2,977     8.750% 03/15/32.............................................        3,862
         95   Telcordia Technologies
                10.000% 03/15/13(a).........................................           94
      7,873   Telus Corp.
                7.500% 06/01/07.............................................        8,380
              Time Warner Telecom, Inc.
        350     9.750% 07/15/08(b)..........................................          341
        205     10.125% 02/01/11(b).........................................          198
        175   US LEC Corp.
                10.670% 10/01/09(d).........................................          179
        500   US Unwired, Inc.
                10.000% 06/15/12............................................          554
        159   Verizon Global Funding Corp.
                7.750% 12/01/30.............................................          192
      9,157   Verizon Pennsylvania, Inc.
                5.650% 11/15/11.............................................        9,402

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS -- (CONTINUED)
$       500   Western Wireless Corp.
                9.250% 07/15/13.............................................   $      570
        270   Zeus Special Subsidiary Ltd.
                02/01/15(a)(c)
                (9.250% 02/01/10)...........................................          170
                                                                               ----------
                                                                                   47,923
                                                                               ----------
                                                                                   93,083
                                                                               ----------
              CONSUMER CYCLICAL -- 2.7%
              AIRLINES -- 0.2%
              Continental Airlines, Inc.
      2,957     7.461% 04/01/15.............................................        2,778
        500     7.568% 12/01/06.............................................          398
        760   Northwest Airlines, Inc.
                9.875% 03/15/07(b)..........................................          566
                                                                               ----------
                                                                                    3,742
                                                                               ----------
              APPAREL -- 0.2%
      3,300   Jones Apparel Group, Inc.
                6.125% 11/15/34(a)..........................................        3,077
        650   Levi Strauss & Co.
                9.750% 01/15/15(a)(b).......................................          639
        300   Phillips-Van Heusen Corp.
                8.125% 05/01/13.............................................          314
                                                                               ----------
                                                                                    4,030
                                                                               ----------
              AUTO MANUFACTURERS -- 0.7%
      6,697   DaimlerChrysler NA Holding Corp.
                4.050% 06/04/08.............................................        6,503
      7,734   Ford Motor Co.
                7.450% 07/16/31(b)..........................................        6,996
        215   Navistar International Corp.
                7.500% 06/15/11.............................................          217
                                                                               ----------
                                                                                   13,716
                                                                               ----------
              AUTO PARTS AND EQUIPMENT -- 0.1%
        400   Cooper-Standard Automotive, Inc.
                8.375% 12/15/14(a)..........................................          324
        250   Delco Remy International, Inc.
                9.375% 04/15/12(b)..........................................          210
        350   Dura Operating Corp.
                8.625% 04/15/12.............................................          323
        700   Goodyear Tire & Rubber Co.
                7.857% 08/15/11(b)..........................................          676
                                                                               ----------
                                                                                    1,533
                                                                               ----------
              DISTRIBUTION/WHOLESALE -- 0.0%
        130   Buhrmann US, Inc.
                7.875% 03/01/15(a)(b).......................................          130
                                                                               ----------
              ENTERTAINMENT -- 0.2%
        605   AMC Entertainment, Inc.
                9.875% 02/01/12(b)..........................................          638
        600   LCE Acquisition Corp.
                9.000% 08/01/14(a)..........................................          597
        170   Mohegan Tribal Gaming Authority
                6.125% 02/15/13(a)..........................................          167
        310   Penn National Gaming, Inc.
                6.750% 03/01/15(a)(b).......................................          305

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ENTERTAINMENT -- (CONTINUED)
$       370   River Rock Entertainment Authority
                9.750% 11/01/11.............................................   $      405
        280   Seneca Gaming Corp.
                7.250% 05/01/12.............................................          279
        665   Six Flags, Inc.
                9.625% 06/01/14.............................................          613
        600   Warner Music Group
                7.375% 04/15/14.............................................          618
        230   WMG Holdings Corp.
                9.760% 12/15/14(a)..........................................          232
                                                                               ----------
                                                                                    3,854
                                                                               ----------
              HOME BUILDERS -- 0.4%
      3,662   Beazer Homes USA, Inc.
                6.500% 11/15/13.............................................        3,580
      1,820   K. Hovnanian Enterprises, Inc.
                6.500% 01/15/14.............................................        1,779
      2,455   KB Home
                5.750% 02/01/14.............................................        2,351
                                                                               ----------
                                                                                    7,710
                                                                               ----------
              HOME FURNISHINGS -- 0.0%
        280   ALH Finance LLC
                8.500% 01/15/13(b)..........................................          273
        300   WII Components, Inc.
                10.000% 02/15/12............................................          308
                                                                               ----------
                                                                                      581
                                                                               ----------
              LEISURE TIME -- 0.1%
        500   AMF Bowling Worldwide, Inc.
                10.000% 03/01/10............................................          512
        330   Equinox Holdings, Inc.
                9.000% 12/15/09(b)..........................................          347
        300   Hard Rock Hotel, Inc.
                8.875% 06/01/13.............................................          323
        195   K2, Inc.
                7.375% 07/01/14.............................................          202
        475   Town Sports International, Inc.
                02/01/14(c)
                (11.00%, 02/01/09)..........................................          279
                                                                               ----------
                                                                                    1,663
                                                                               ----------
              LODGING -- 0.1%
        270   Circus & Eldorado/Silver Legacy Capital Corp.
                10.125% 03/01/12............................................          289
        285   Inn of the Mountain Gods Resort & Casino
                12.000% 11/15/10............................................          335
        500   MGM Mirage
                6.750% 09/01/12.............................................          504
        145   Pinnacle Entertainment, Inc.
                8.250% 03/15/12(b)..........................................          145
        500   Wynn Las Vegas LLC
                6.625% 12/01/14(a)..........................................          475
                                                                               ----------
                                                                                    1,748
                                                                               ----------
              RETAIL -- 0.7%
        500   Asbury Automotive Group, Inc.
                8.000% 03/15/14.............................................          485

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              RETAIL -- (CONTINUED)
$     2,028   CVS Corp.
                5.298% 01/11/27(a)..........................................   $    2,029
        250   Finlay Fine Jewelry Corp.
                8.375% 06/01/12.............................................          236
        240   Kohl's Corp.
                6.700% 02/01/06.............................................          245
        240   Landry's Restaurants, Inc.
                7.500% 12/15/14(a)..........................................          233
              Rite Aid Corp.
         90     7.500% 01/15/15(a)..........................................           86
        270     9.250% 06/01/13(b)..........................................          269
        310   Saks, Inc.
                7.000% 12/01/13.............................................          281
        140   Suburban Propane Partners
                6.875% 12/15/13(a)..........................................          138
              Target Corp.
      1,320     5.375% 06/15/09(b)..........................................        1,362
      2,876     5.400% 10/01/08.............................................        2,966
      4,057   Wal-Mart Stores, Inc.
                5.450% 08/01/06.............................................        4,136
                                                                               ----------
                                                                                   12,466
                                                                               ----------
                                                                                   51,173
                                                                               ----------
              CONSUMER NON-CYCLICAL -- 2.2%
              AGRICULTURE -- 0.0%
        295   North Atlantic Trading Co., Inc.
                9.250% 03/01/12(b)..........................................          222
                                                                               ----------
              BEVERAGES -- 0.2%
      2,856   Anheuser-Busch Companies, Inc.
                5.950% 01/15/33.............................................        3,050
        240   Constellation Brands, Inc.
                8.125% 01/15/12.............................................          257
                                                                               ----------
                                                                                    3,307
                                                                               ----------
              COMMERCIAL SERVICES -- 0.2%
        265   Corrections Corp. of America
                6.250% 03/15/13(a)..........................................          253
        300   Dollar Financial Group, Inc.
                9.750% 11/15/11.............................................          320
        310   GEO Group, Inc.
                8.250% 07/15/13.............................................          316
      1,000   Language Line, Inc.
                11.125% 06/15/12............................................        1,043
        500   NationsRent Companies, Inc.
                9.500% 10/15/10.............................................          535
        345   Service Corp. International
                7.700% 04/15/09.............................................          355
        500   Vertis, Inc.
                10.875% 06/15/09(b).........................................          483
                                                                               ----------
                                                                                    3,305
                                                                               ----------
              COSMETICS/PERSONAL CARE -- 0.1%
        295   DEL Laboratories, Inc.
                8.000% 02/01/12(a)..........................................          283
        250   Elizabeth Arden, Inc.
                7.750% 01/15/14.............................................          258
      1,926   Procter & Gamble Co.
                4.750% 06/15/07.............................................        1,953

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              COSMETICS/PERSONAL CARE -- (CONTINUED)
              Revlon Consumer Products
$       190     8.625% 02/01/08(b)..........................................   $      175
        230     9.500% 04/01/11(a)..........................................          226
                                                                               ----------
                                                                                    2,895
                                                                               ----------
              FOOD -- 0.8%
      5,772   Cadbury-Schweppes US Finance LLC
                5.125% 10/01/13(a)..........................................        5,734
         70   Dole Food Co., Inc.
                8.625% 05/01/09.............................................           74
      6,630   Fred Myer, Inc.
                7.450% 03/01/08.............................................        7,105
        700   Merisant Co.
                10.250% 07/15/13(a).........................................          602
        600   Pinnacle Foods Holding Corp.
                8.250% 12/01/13(b)..........................................          513
        600   Stater Brothers Holdings, Inc.
                8.125% 06/15/12.............................................          579
        440   United Agri Products
                8.250% 12/15/11.............................................          458
                                                                               ----------
                                                                                   15,065
                                                                               ----------
              HEALTHCARE PRODUCTS -- 0.0%
      1,300   MQ Associates, Inc.
                08/15/12(b)(c)
                (12.250% 08/15/07)..........................................          741
                                                                               ----------
              HEALTHCARE SERVICES -- 0.5%
        115   DaVita, Inc.
                7.250% 03/15/15(a)..........................................          112
        500   InSight Health Services Corp.
                9.875% 11/01/11.............................................          490
        170   Select Medical Corp.
                7.625% 02/01/15(a)..........................................          170
        750   Tenet Healthcare Corp.
                9.875% 07/01/14.............................................          780
        145   US Oncology Holdings, Inc.
                8.620% 03/15/15(a)..........................................          137
        500   US Oncology, Inc.
                9.000% 08/15/12(a)..........................................          528
      6,769   WellPoint Health Networks, Inc.
                6.375% 06/15/06.............................................        6,941
                                                                               ----------
                                                                                    9,158
                                                                               ----------
              HOUSEHOLD PRODUCTS/WARES -- 0.2%
        600   Amscan Holdings, Inc.
                8.750% 05/01/14.............................................          582
      1,926   Fortune Brands, Inc.
                2.875% 12/01/06.............................................        1,891
        475   Playtex Products, Inc.
                9.375% 06/01/11(b)..........................................          494
                                                                               ----------
                                                                                    2,967
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              PHARMACEUTICALS -- 0.1%
$     1,819   Bristol-Myers Squibb Co.
                4.750% 10/01/06.............................................   $    1,842
        435   Elan Finance PLC
                7.750% 11/15/11(a)(b).......................................          325
        160   Warner Chilcott Corp.
                8.750% 02/01/15(a)..........................................          161
                                                                               ----------
                                                                                    2,328
                                                                               ----------
              TELECOMMUNICATIONS -- 0.1%
        500   American Cellular Corp.
                10.000% 08/01/11............................................          460
        400   AXtel SA
                11.000% 12/15/13............................................          423
        410   Horizon PCS, Inc.
                11.375% 07/15/12(a).........................................          465
        500   Rural Cellular Corp.
                8.250% 03/15/12.............................................          510
                                                                               ----------
                                                                                    1,858
                                                                               ----------
                                                                                   41,846
                                                                               ----------
              DIVERSIFIED -- 0.4%
              HOLDING COMPANIES DIVERSIFIED -- 0.4%
        500   Atlantic Broadband Finance LLC
                9.375% 01/15/14(a)(b).......................................          480
              Hutchison Whampoa International Ltd.
      6,000     6.250% 01/24/14(a)..........................................        6,240
      1,000     7.450% 11/24/33(a)..........................................        1,101
                                                                               ----------
                                                                                    7,821
                                                                               ----------
              ENERGY -- 3.2%
              OIL AND GAS -- 2.3%
      3,500   Amerada Hess Corp.
                7.300% 08/15/31.............................................        3,946
        230   Chesapeake Energy Corp.
                7.500% 06/15/14.............................................          243
        500   Compton Petroleum Corp.
                9.900% 05/15/09.............................................          543
              Conoco Funding Co.
      3,495     5.450% 10/15/06.............................................        3,570
      4,830     6.350% 10/15/11.............................................        5,264
        220   Delta Petroleum Corp.
                7.000% 04/01/15(a)..........................................          212
      3,225   Gazprom International SA
                7.201% 02/01/20(a)..........................................        3,290
      1,040   Nexen, Inc.
                7.875% 03/15/32.............................................        1,269
        600   Ocean Rig Norway AS
                10.250% 06/01/08............................................          614
      3,075   Pemex Project Funding Master Trust
                7.375% 12/15/14(b)..........................................        3,290
      6,526   Pioneer Natural Resources Co.
                6.500% 01/15/08.............................................        6,835
        240   Premcor Refining Group, Inc.
                7.500% 06/15/15.............................................          247
        200   Pride International, Inc.
                7.375% 07/15/14.............................................          212

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              OIL AND GAS -- (CONTINUED)
$     7,032   USX Corp.
                6.650% 02/01/06.............................................   $    7,184
      5,520   XTO Energy, Inc.
                7.500% 04/15/12.............................................        6,323
                                                                               ----------
                                                                                   43,042
                                                                               ----------
              PIPELINES -- 0.9%
      1,674   CenterPoint Energy Resources Corp.
                7.875% 04/01/13.............................................        1,940
      1,000   Coastal Corp.
                7.750% 06/15/10.............................................        1,000
      3,144   Consolidated Natural Gas Co.
                5.375% 11/01/06.............................................        3,201
      4,046   Duke Capital LLC
                4.370% 03/01/09.............................................        3,977
        750   Dynegy Holdings, Inc.
                6.875% 04/01/11(b)..........................................          666
        900   Sonat, Inc.
                7.625% 07/15/11.............................................          889
      3,991   Teppco Partners LP
                7.625% 02/15/12.............................................        4,519
        500   Williams Companies, Inc.
                8.125% 03/15/12.............................................          548
                                                                               ----------
                                                                                   16,740
                                                                               ----------
                                                                                   59,782
                                                                               ----------
              FINANCIALS -- 13.6%
              BANKS -- 3.4%
      2,100   Bank of New York Co., Inc.
                3.900% 09/01/07.............................................        2,082
     10,455   Bank One Corp.
                6.000% 08/01/08.............................................       10,938
      1,220   Chinatrust Commercial Bank
                5.625% 12/17/49(a)(b)(i)....................................        1,193
      7,489   First Union National Bank
                5.800% 12/01/08.............................................        7,810
        479   Korea Development Bank
                7.250% 05/15/06.............................................          495
      2,861   Mellon Funding Corp.
                4.875% 06/15/07.............................................        2,901
      5,096   National City Bank
                4.625% 05/01/13.............................................        4,956
      5,628   PNC Funding Corp.
                5.750% 08/01/06.............................................        5,752
      5,292   Popular North America, Inc.
                6.125% 10/15/06.............................................        5,435
      6,000   Rabobank Capital Funding II
                5.260% 12/29/49(a)(i).......................................        6,027
      6,846   Union Planters Corp.
                4.375% 12/01/10.............................................        6,658
              US Bank NA
      3,654     2.850% 11/15/06.............................................        3,586
      6,752     6.375% 08/01/11.............................................        7,314
                                                                               ----------
                                                                                   65,147
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- 8.1%
$       120   Altra Industrial Motion, Inc.
                9.000% 12/01/11(a)..........................................   $      119
              American Express Co.
      1,887     3.750% 11/20/07.............................................        1,858
      2,746     4.750% 06/17/09.............................................        2,765
      4,535     5.500% 09/12/06.............................................        4,627
      2,090   American General Finance Corp.
                2.750% 06/15/08.............................................        1,978
              Bear Stearns Companies, Inc.
      6,256     4.500% 10/28/10.............................................        6,149
      1,944     5.700% 01/15/07.............................................        1,993
      2,415   Capital One Bank
                5.000% 06/15/09.............................................        2,426
              Caterpillar Financial Services Corp.
      3,142     2.350% 09/15/06.............................................        3,070
      4,968     5.950% 05/01/06.............................................        5,072
      2,752   CIT Group, Inc.
                7.375% 04/02/07.............................................        2,910
      6,000   Citicorp
                8.040% 12/15/19(a)..........................................        7,127
      2,557   Citigroup Global Markets Holdings, Inc.
                6.500% 02/15/08.............................................        2,707
     10,093   Countrywide Home Loans, Inc.
                5.500% 08/01/06.............................................       10,262
              Credit Suisse First Boston USA, Inc.
        700     4.625% 01/15/08(b)..........................................          704
      3,452     6.125% 11/15/11.............................................        3,662
        265   E*Trade Financial Corp.
                8.000% 06/15/11.............................................          273
      1,600   Ford Motor Credit Co.
                7.375% 02/01/11.............................................        1,590
      3,225   Fund American Companies, Inc.
                5.875% 05/15/13.............................................        3,274
      8,000   General Electric Capital Corp.
                6.750% 03/15/32.............................................        9,235
              General Motors Acceptance Corp.
      4,263     6.150% 04/05/07.............................................        4,182
      2,782     6.875% 09/15/11.............................................        2,517
        295   Global Cash Access LLC/Global Cash Finance Corp.
                8.750% 03/15/12.............................................          313
              Goldman Sachs Group, Inc.
      1,200     4.125% 01/15/08.............................................        1,190
      5,858     6.600% 01/15/12.............................................        6,339
              HSBC Finance Corp.
      4,336     5.875% 02/01/09.............................................        4,512
      1,907     6.375% 11/27/12.............................................        2,062
      3,546     7.200% 07/15/06.............................................        3,683
      2,000     7.875% 03/01/07.............................................        2,130
        150   Innophos Investments
                10.771% 02/15/15(a)(d)......................................          149
              International Lease Finance Corp.
      6,760     3.500% 04/01/09.............................................        6,470
      1,743     4.500% 05/01/08.............................................        1,732
      7,008   JPMorgan Chase & Co.
                7.250% 06/01/07.............................................        7,420

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
$       600   LaBranche & Co., Inc.
                11.000% 05/15/12............................................   $      636
      4,530   Lehman Brothers Holdings, Inc.
                7.000% 02/01/08.............................................        4,834
      2,213   MassMutual Global Funding II
                2.550% 07/15/08(a)..........................................        2,088
              Merrill Lynch & Co., Inc.
      2,538     2.070% 06/12/06.............................................        2,486
      2,717     3.700% 04/21/08.............................................        2,664
      5,640     6.000% 02/17/09.............................................        5,900
      4,509   Morgan Stanley
                6.750% 04/15/11.............................................        4,914
              National Rural Utilities Cooperative Finance Corp.
      2,226     3.250% 10/01/07.............................................        2,163
      2,700     5.750% 08/28/09.............................................        2,812
EUR     120   Nycomed SA
                11.750% 09/15/13(a).........................................          147
$     6,773   Prudential Funding LLC
                6.600% 05/15/08(a)..........................................        7,181
      3,000   UFJ Finance Aruba AEC
                6.750% 07/15/13.............................................        3,230
              Virgin River Casino Corp./RBG LLC/B&BB, Inc.
        175     01/15/13(a)(c) (12.750%, 01/15/09)..........................          112
        104     9.000% 01/15/12(a)..........................................          108
        350   Visant Corp.
                7.625% 10/01/12.............................................          346
                                                                               ----------
                                                                                  154,121
                                                                               ----------
              INSURANCE -- 0.1%
        938   Metlife, Inc.
                5.375% 12/15/12.............................................          958
                                                                               ----------
              REAL ESTATE -- 0.4%
              EOP Operating LP
      3,822     4.750% 03/15/14.............................................        3,584
      3,136     7.000% 07/15/11(b)..........................................        3,454
                                                                               ----------
                                                                                    7,038
                                                                               ----------
              REAL ESTATE INVESTMENT TRUST (REITS) -- 1.0%
      5,483   Camden Property Trust
                5.375% 12/15/13.............................................        5,501
      2,311   Health Care Property Investors, Inc.
                6.450% 06/25/12.............................................        2,482
      5,439   iStar Financial, Inc.
                4.875% 01/15/09.............................................        5,370
      5,283   Simon Property Group LP
                3.750% 01/30/09.............................................        5,070
        680   Thornburg Mortgage, Inc.
                8.000% 05/15/13.............................................          707
                                                                               ----------
                                                                                   19,130
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              SAVINGS AND LOANS -- 0.6%
              Washington Mutual, Inc.
$     6,200     4.625% 04/01/14.............................................   $    5,857
      6,302     5.625% 01/15/07.............................................        6,444
                                                                               ----------
                                                                                   12,301
                                                                               ----------
                                                                                  258,695
                                                                               ----------
              INDUSTRIALS -- 1.9%
              AEROSPACE AND DEFENSE -- 0.4%
        205   Argo-Tech Corp.
                9.250% 06/01/11.............................................          220
      1,050   BE Aerospace, Inc.
                8.875% 05/01/11.............................................        1,063
      3,782   Northrop Grumman Corp.
                7.125% 02/15/11.............................................        4,218
      2,200   Raytheon Co.
                5.375% 04/01/13(b)..........................................        2,232
         65   Sequa Corp.
                9.000% 08/01/09.............................................           70
        295   TransDigm, Inc.
                8.375% 07/15/11.............................................          303
                                                                               ----------
                                                                                    8,106
                                                                               ----------
              BUILDING MATERIALS -- 0.1%
        360   ACIH, Inc.
                12/15/12(a)(c) (11.500%, 12/15/07)..........................          254
        220   Associated Materials, Inc.
                03/01/14(b)(c) (11.250%, 03/01/09)..........................          153
        150   Nortek, Inc.
                8.500% 09/01/14.............................................          145
        180   RMCC Acquisition Co.
                9.500% 11/01/12(a)..........................................          176
        240   US Concrete, Inc.
                8.375% 04/01/14.............................................          239
                                                                               ----------
                                                                                      967
                                                                               ----------
              ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.0%
        500   Coleman Cable, Inc.
                9.875% 10/01/12(a)..........................................          510
                                                                               ----------
              ELECTRONICS -- 0.0%
        500   Flextronics International Ltd.
                6.250% 11/15/14.............................................          475
        160   Sanmina-SCI Corp.
                6.750% 03/01/13(a)..........................................          150
                                                                               ----------
                                                                                      625
                                                                               ----------
              ENGINEERING AND CONSTRUCTION -- 0.0%
        500   J. Ray McDermott SA
                11.000% 12/15/13(a).........................................          560
                                                                               ----------
              ENVIRONMENTAL CONTROL -- 0.4%
              Allied Waste NA, Inc.
        175     7.250% 03/15/15(a)..........................................          165
      1,000     7.875% 04/15/13.............................................          998
      5,056   Waste Management, Inc.
                7.375% 08/01/10.............................................        5,635

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ENVIRONMENTAL CONTROL -- (CONTINUED)
$       500   Waste Services, Inc.
                9.500% 04/15/14(a)(b).......................................   $      505
                                                                               ----------
                                                                                    7,303
                                                                               ----------
              MACHINERY DIVERSIFIED -- 0.0%
        335   Douglas Dynamics LLC
                7.750% 01/15/12(a)(b).......................................          328
                                                                               ----------
              METAL FABRICATE/HARDWARE -- 0.1%
        750   FastenTech, Inc.
                11.500% 05/01/11(a).........................................          805
        750   Mueller Holdings, Inc.
                04/15/14(c) (14.750%, 04/15/09).............................          518
        385   TriMas Corp.
                9.875% 06/15/12.............................................          393
                                                                               ----------
                                                                                    1,716
                                                                               ----------
              MISCELLANEOUS MANUFACTURING -- 0.2%
        355   Bombardier, Inc.
                6.300% 05/01/14(a)(b).......................................          297
      2,108   General Electric Co.
                5.000% 02/01/13.............................................        2,105
        275   JB Poindexter & Co., Inc.
                8.750% 03/15/14(a)..........................................          274
        500   Koppers, Inc.
                9.875% 10/15/13.............................................          558
        180   Reddy Ice Holdings, Inc.
                11/01/12(a)(c) (10.500% 11/01/08)...........................          129
        220   Samsonite Corp.
                8.875% 06/01/11.............................................          230
                                                                               ----------
                                                                                    3,593
                                                                               ----------
              PACKAGING AND CONTAINERS -- 0.1%
        500   Crown European Holdings SA
                10.875% 03/01/13............................................          580
        280   Jefferson Smurfit Corp.
                8.250% 10/01/12.............................................          288
        400   Owens-Brockway Glass Container
                6.750% 12/01/14(a)..........................................          392
                                                                               ----------
                                                                                    1,260
                                                                               ----------
              TRANSPORTATION -- 0.6%
      4,184   Burlington Northern Santa Fe Corp.
                6.750% 07/15/11.............................................        4,592
      3,339   Canadian National Railway Co.
                6.900% 07/15/28.............................................        3,892
              CHC Helicopter Corp.
        500     7.375% 05/01/14(a)..........................................          487
        185     7.375% 05/01/14.............................................          180
        385   QDI Capital Corp.
                9.000% 11/15/10.............................................          377
        800   Ship Finance International Ltd.
                8.500% 12/15/13.............................................          792

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              TRANSPORTATION -- (CONTINUED)
$     1,000   Stena AB
                7.000% 12/01/16.............................................   $      925
        210   TFM SA de CV
                10.250% 06/15/07............................................          223
                                                                               ----------
                                                                                   11,468
                                                                               ----------
                                                                                   36,436
                                                                               ----------
              TECHNOLOGY -- 0.5%
              COMPUTERS -- 0.5%
      6,394   Hewlett-Packard Co.
                5.750% 12/15/06.............................................        6,556
      3,173   International Business Machines Corp.
                4.875% 10/01/06.............................................        3,215
                                                                               ----------
                                                                                    9,771
                                                                               ----------
              SEMICONDUCTORS -- 0.0%
        365   Amkor Technology, Inc.
                9.250% 02/15/08(b)..........................................          349
                                                                               ----------
                                                                                   10,120
                                                                               ----------
              UTILITIES -- 3.3%
              ELECTRIC -- 3.3%
      5,830   AEP Texas Central Co.
                6.650% 02/15/33.............................................        6,496
      1,804   Appalachian Power Co.
                3.600% 05/15/08.............................................        1,751
        600   Calpine Corp.
                12.390% 07/15/10(a)(b)......................................          471
        510   Calpine Generating Co. LLC
                11.050% 04/01/11(b)(d)......................................          487
      2,980   Con Edison Co.
                4.700% 06/15/09.............................................        2,996
        912   Dominion Resources, Inc.
                5.000% 03/15/13.............................................          899
        500   Edison Mission Energy
                9.875% 04/15/11.............................................          578
      2,125   Exelon Generation Co. LLC
                5.350% 01/15/14.............................................        2,133
              FirstEnergy Corp.
      2,626     6.450% 11/15/11.............................................        2,771
      1,341     7.375% 11/15/31.............................................        1,519
        636   FPL Energy National Wind
                5.608% 03/10/24(a)..........................................          629
      2,190   Kiowa Power Partners LLC
                5.737% 03/30/21(a)..........................................        2,143
      4,302   Midamerican Energy Holdings Co.
                5.000% 02/15/14.............................................        4,198
      3,631   NiSource Finance Corp.
                5.400% 07/15/14.............................................        3,657
        700   Orion Power Holdings, Inc.
                12.000% 05/01/10............................................          851
              Pacific Gas & Electric Co.
        976     4.200% 03/01/11.............................................          940
      1,377     6.050% 03/01/34.............................................        1,414
      1,416   Pepco Holdings, Inc.
                5.500% 08/15/07.............................................        1,449
      7,344   Progress Energy, Inc.
                6.050% 04/15/07.............................................        7,575

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ELECTRIC -- (CONTINUED)
$       500   PSEG Energy Holdings LLC
                8.625% 02/15/08.............................................   $      528
      1,701   Public Service Electric & Gas Co.
                4.000% 11/01/08.............................................        1,670
      3,248   Southern Co. Capital Funding Inc.
                5.300% 02/01/07.............................................        3,340
      1,753   Southern Power Co.
                6.250% 07/15/12.............................................        1,883
        245   Texas Genco LLC
                6.875% 12/15/14(a)..........................................          246
              TXU Corp.
      3,450     5.550% 11/15/14(a)..........................................        3,272
      5,000     6.550% 11/15/34(a)..........................................        4,739
      3,516   Virginia Electric & Power Co.
                5.375% 02/01/07.............................................        3,584
                                                                               ----------
                                                                                   62,219
                                                                               ----------
              TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
                (Cost $649,880).............................................      654,245
                                                                               ----------
              MORTGAGE-BACKED SECURITIES -- 33.8%
              AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
              Federal Home Loan Mortgage Corp.
     10,000     4.000% 11/15/16.............................................        9,615
     18,935     5.500% 01/15/23-05/15/27, Interest Only.....................        1,671
              Federal National Mortgage Association
     10,000     4.500% 04/25/17.............................................        9,839
      8,781     5.500% 08/25/17.............................................        8,916
      8,178     6.000% 04/25/17.............................................        8,515
         16     8.250% 03/25/06.............................................           16
                                                                               ----------
                                                                                   38,572
                                                                               ----------
              MORTGAGE-BACKED OBLIGATIONS -- 31.8%
              Federal Home Loan Mortgage Corp.
     21,034     6.500% 11/01/32.............................................       21,861
      2,000     6.750% 03/15/31.............................................        2,439
        299     8.500% 11/01/26.............................................          326
         56     8.000% 11/01/09-04/01/10....................................           59
                TBA
     15,000     5.500% 03/15/35(e)..........................................       15,038
     20,000     6.000% 03/15/35(e)..........................................       20,463
     67,000     4.500% 03/15/20-03/15/35(e).................................       64,695
              Federal National Mortgage Association
         71     4.185% 08/01/36(d)..........................................           72
        198     6.000% 09/01/16-04/25/17....................................          204
     12,216     6.500% 05/01/32-05/01/33....................................       12,705
        357     7.000% 10/01/11.............................................          374
        644     8.000% 12/01/09.............................................          657
        110     10.000% 09/01/18............................................          123

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              MORTGAGE-BACKED OBLIGATIONS -- (CONTINUED)
                TBA
$    39,000     5.500% 03/15/35(e)..........................................   $   39,048
    105,500     6.500% 04/15/35(e)..........................................      109,455
    254,086     5.000% 04/15/20-04/15/35(e).................................      251,420
              Government National Mortgage Association
     59,559     5.500% 03/15/35.............................................       60,080
      2,758     7.500% 12/15/23-07/20/28....................................        2,970
        209     8.500% 12/15/05-02/15/25....................................          230
         35     8.000% 11/15/07-05/15/17....................................           37
         12     9.500% 06/15/09-09/15/09....................................           13
         13     13.000% 01/15/11-02/15/11...................................           15
      2,303     7.000% 01/15/30.............................................        2,438
                                                                               ----------
                                                                                  604,722
                                                                               ----------
              TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $646,746).............................................      643,294
                                                                               ----------
              GOVERNMENT AGENCIES AND OBLIGATIONS -- 22.7%
              FOREIGN GOVERNMENT BONDS -- 6.3%
JPY 475,000   African Development Bank
                1.950% 03/23/10.............................................        4,743
USD   1,000   Aries Vermoegensverwaltungs GmbH
                9.600% 10/25/14.............................................        1,203
EUR     870   Corp. Andina de Fomento
                6.375% 06/18/09.............................................        1,257
JPY 300,000   Eksportfinans A/S
                1.800% 06/21/10.............................................        2,976
              European Investment Bank
EUR     860     3.625% 10/15/13.............................................        1,127
GBP     190     7.625% 12/07/07.............................................          383
USD   2,425   Export-Import Bank of Korea
                4.625% 03/16/10(b)..........................................        2,388
              Federal Republic of Brazil
      1,804     3.125% 04/15/12(d)..........................................        1,694
      1,925     10.250% 06/17/13(b).........................................        2,093
      1,715     14.500% 10/15/09............................................        2,154
              Federal Republic of Germany
EUR   3,110     4.250% 07/04/14.............................................        4,253
EUR   2,575     5.250% 07/04/10.............................................        3,694
              Government of Canada
CAD   2,240     5.250% 06/01/13.............................................        1,977
CAD     400     5.500% 06/01/10.............................................          355
EUR     725   Government of Finland
                5.375% 07/04/13.............................................        1,069
JPY 120,000   Inter-American Development Bank
                1.900% 07/08/09.............................................        1,196
JPY 315,000   International Bank for Reconstruction & Development
                2.000% 02/18/08.............................................        3,095
EUR   1,570   Irish Treasury Bond
                5.000% 04/18/13.............................................        2,263
NOK   3,975   Kingdom of Norway
                6.000% 05/16/11.............................................          708

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT BONDS -- (CONTINUED)
              Kingdom of Spain
EUR   2,765     5.000% 07/30/12.............................................   $    3,966
              Kingdom of Sweden
SEK   2,110     4.000% 12/01/09.............................................          311
SEK   4,730     5.500% 10/08/12.............................................          759
AUD     620   New South Wales Treasury Corp.
                7.000% 12/01/10.............................................          504
              New Zealand Government
NZD   1,325     6.000% 11/15/11.............................................          932
NZD     250     6.500% 02/15/06.............................................          178
USD     600   Peoples Republic of China
                4.750% 10/29/13(b)..........................................          591
JPY 515,000   Province of Ontario
                1.875% 01/25/10.............................................        5,128
JPY 330,000   Republic of Italy
                0.375% 10/10/06.............................................        3,100
              Republic of Bulgaria
EUR     590     7.500% 01/15/13.............................................          949
USD     250     8.250% 01/15/15.............................................          304
      1,649   Republic of Chile
                5.500% 01/15/13.............................................        1,685
              Republic of Colombia
      1,578     9.750% 04/09/11.............................................        1,736
EUR     665     11.500% 05/31/11............................................        1,049
              Republic of France
EUR   2,640     4.750% 10/25/12.............................................        3,736
EUR   2,330     5.500% 10/25/10.............................................        3,389
EUR     730   Republic of Greece
                5.350% 05/18/11.............................................        1,053
EUR   5,620   Republic of Italy
                4.250% 11/01/09-02/01/15....................................        7,652
              Republic of Panama
USD     660     8.875% 09/30/27.............................................          711
        825     9.375% 07/23/12(b)..........................................          933
              Republic of Peru
EUR     170     7.500% 10/14/14.............................................          229
USD   1,490     9.125% 02/21/12.............................................        1,676
      1,580   Republic of Philippines
                10.625% 03/16/25(b).........................................        1,691
              Republic of Poland
        580     5.250% 01/15/14.............................................          589
PLN   2,700     6.000% 05/24/09.............................................          875
USD     450     6.250% 07/03/12.............................................          487
      2,768   Republic of South Africa
                6.500% 06/02/14.............................................        2,906
      2,000   Republic of Venezuela
                9.250% 09/15/27(b)..........................................        1,986
              Russian Federation
                3/31/30
      2,470     (5.000% 03/31/07)(b)(c).....................................        2,531
        580     8.750% 07/24/05.............................................          589
      1,200     10.000% 06/26/07(b).........................................        1,320
              United Kingdom Treasury
GBP   1,810     5.000% 09/07/14.............................................        3,501
GBP     255     6.250% 11/25/10.............................................          520

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT BONDS -- (CONTINUED)
              United Mexican States
USD   3,056     6.375% 01/16/13.............................................   $    3,171
EUR     840     7.375% 03/13/08.............................................        1,210
USD   8,141     7.500% 04/08/33.............................................        8,629
      8,545     8.375% 01/14/11.............................................        9,724
AUD     755   Victoria Treasury Corp.
                7.500% 08/15/08.............................................          613
                                                                               ----------
                                                                                  119,541
                                                                               ----------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 16.4%
              Federal Home Loan Bank
$    54,000     04/13/05(f)(g)..............................................       53,951
     25,000     04/22/05(f).................................................       24,961
      2,300     3.625% 11/14/08.............................................        2,249
      2,500     3.875% 06/14/13(b)..........................................        2,365
              Federal Home Loan Mortgage Corp.
      4,000     2.875% 05/15/07.............................................        3,910
      4,078     4.500% 01/15/13(b)..........................................        4,009
      7,510     4.875% 11/15/13.............................................        7,542
      1,620     5.125% 01/15/12.............................................        2,315
      3,634     5.750% 03/15/09.............................................        3,814
      5,250     6.000% 06/15/11.............................................        5,631
              Federal National Mortgage Association
    320,000     2.125% 10/09/07.............................................        3,134
      4,000     3.250% 02/15/09.............................................        3,841
      7,000     4.125% 04/15/14(b)..........................................        6,645
     40,000     4.375% 07/17/13.............................................       38,315
      5,249     5.250% 01/15/09.............................................        5,410
      2,567     7.250% 05/15/30.............................................        3,309
              U.S. Treasury Bonds
      5,300     5.375% 02/15/31(b)..........................................        5,777
     32,500     6.250% 08/15/23-05/15/30(b).................................       38,362
      2,674   U.S. Treasury Inflation Index Notes
                3.875% 01/15/09.............................................        2,950
              U.S. Treasury Notes
      2,996     1.625% 01/15/15.............................................        2,952
      2,500     2.000% 08/31/05(b)..........................................        2,489
     21,500     3.000% 11/15/07(b)..........................................       21,033
      3,000     3.125% 01/31/07(b)..........................................        2,966
     20,000     3.625% 01/15/10(b)..........................................       19,521
     10,600     4.000% 02/15/15(b)..........................................       10,184
     70,650   U.S. Treasury STRIPS
                11/15/13-05/15/23(f)........................................       34,131
                                                                               ----------
                                                                                  311,766
                                                                               ----------
              TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
                (Cost $429,217).............................................      431,307
                                                                               ----------
              ASSET-BACKED SECURITIES -- 21.9%
     15,000   American Express Credit Account Master Trust
                3.160% 11/15/07(d)..........................................       15,001

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- (CONTINUED)
              AmeriCredit Automobile Receivables Trust
$     1,771     1.490% 05/07/07.............................................   $    1,767
      1,100     5.370% 06/12/08.............................................        1,109
        700   AQ Finance NIM Trust
                3.110% 08/25/08(a)(d).......................................          701
        394   Argent NIM Trust
                4.550% 04/25/34(a)..........................................          394
              Bank One Issuance Trust
      9,000     2.930% 06/15/10(d)..........................................        9,022
      2,089     2.940% 06/16/08.............................................        2,083
      4,250     3.040% 02/17/09(d)..........................................        4,256
              Bear Stearns Asset Backed Security, Inc.
      9,710     2.960% 02/25/35(d)..........................................        9,710
     10,038     3.200% 03/25/35(d)..........................................       10,044
      1,564     3.350% 08/25/34(d)..........................................        1,572
     10,000   Bear Stearns Commercial Mortgage Securities, Inc.
                3.869% 02/11/41.............................................        9,695
      1,891   BMW Vehicle Owner Trust
                1.940% 02/25/07.............................................        1,883
        189   Bombardier Capital Mortgage Securitization Corp.
                6.230% 04/15/28.............................................          192
              Capital Auto Receivables Asset Trust
      1,108     2.860% 01/16/06(d)..........................................        1,108
      1,236     3.090% 01/15/09(d)..........................................        1,239
        796     4.180% 10/15/07.............................................          798
      3,500   Capital One Master Trust
                4.550% 02/15/08.............................................        3,502
     10,000   Capital One Multi-Asset Execution Trust
                3.490% 07/15/08(d)..........................................       10,015
        377   Capital One Prime Auto Receivables Trust
                1.470% 06/15/06.............................................          376
      1,003   CDC Mortgage Capital Trust
                3.080% 03/25/34(d)..........................................        1,003
      2,630   Chase Credit Card Master Trust
                3.710% 07/16/07(d)..........................................        2,631
      1,561   Chase Funding Mortgage Loan
                2.960% 11/25/18(d)..........................................        1,561
         68   Chase Funding Net Interest Margin
                5.000% 01/27/35(a)..........................................           68
              Chase Manhattan Auto Owner Trust
      2,881     1.520% 05/15/07.............................................        2,861
      1,720     2.040% 12/15/09.............................................        1,683
      2,000     2.260% 11/15/07.............................................        1,979
      1,500     2.780% 06/15/10.............................................        1,475
     14,548   CIT Equipment Collateral
                4.670% 12/21/09.............................................       14,577
      4,100   Citibank Credit Card Issuance Trust
                4.400% 05/15/07.............................................        4,107

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- (CONTINUED)
$       488   ContiMortgage Home Equity Trust
                6.880% 01/15/28.............................................   $      493
              Countrywide Asset-Backed Certificates
     10,000     2.890% 05/25/35(d)..........................................       10,000
     12,184     2.940% 10/25/26(d)..........................................       12,184
     13,000     2.970% 03/25/35(d)..........................................       13,000
      1,964   First Alliance Mortgage Loan Trust
                7.625% 07/25/25.............................................        1,960
        468   First Plus Home Loan Trust
                7.720% 05/10/24.............................................          468
              Ford Credit Auto Owner Trust
      4,718     2.860% 01/15/07(d)..........................................        4,719
      5,000     3.160% 08/15/07.............................................        4,933
      6,610     5.180% 10/16/06.............................................        6,652
     50,160   GMAC Commercial Mortgage Securities, Inc., Interest Only
                1.519% 07/15/29(d)..........................................        1,962
      5,000   GMAC Mortgage Corp. Loan Trust
                2.930% 06/25/34(d)..........................................        5,002
      3,500   Gracechurch Card Funding PLC
                3.000% 02/17/09(d)..........................................        3,504
              Harley-Davidson Motorcycle Trust
        533     1.340% 01/15/08.............................................          531
        489     1.890% 02/15/11.............................................          474
      3,171     2.180% 01/15/09.............................................        3,144
      2,661     2.960% 02/15/12.............................................        2,622
              Honda Auto Receivables Owner Trust
      2,947     1.690% 02/21/07.............................................        2,928
      1,478     1.920% 11/20/06.............................................        1,473
        144     3.000% 05/18/06.............................................          144
      2,944   Household Automotive Trust
                2.310% 04/17/08.............................................        2,919
      7,673   Irwin Home Equity
                3.020% 09/25/17(d)..........................................        7,674
     15,327   Keycorp Student Loan Trust
                3.010% 07/25/29(d)..........................................       15,443
      8,340   Long Beach Mortgage Loan Trust
                2.930% 03/25/35(d)..........................................        8,340
     12,920   MBNA Credit Card Master Note Trust
                2.920% 08/17/09(d)..........................................       12,945
      7,000   MBNA Master Credit Card Trust USA
                3.110% 02/15/08(d)..........................................        7,004
        125   MMCA Automobile Trust
                5.750% 06/15/07.............................................          126
              Morgan Stanley ABS Capital
     10,000     2.910% 02/25/35(d)..........................................       10,000
     11,974     3.030% 05/25/34(d)..........................................       11,974
      1,321   Oakwood Mortgage Investors Inc.
                3.040% 05/15/13(d)..........................................        1,123
      5,820   Oncor Electric Delivery Transition Bond Co.
                2.260% 02/15/09.............................................        5,724

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- (CONTINUED)
$    10,750   Onyx Acceptance Auto Trust
                3.380% 01/15/08.............................................   $   10,715
     17,000   Popular ABS Mortgage Pass-Through Trust
                2.940% 04/25/35(d)..........................................       17,000
      9,000   Renaissance Home Equity Loan Trust
                2.870% 05/25/35(d)..........................................        9,000
      5,989   Residential Asset Mortgage Products, Inc.
                3.020% 08/25/22(d)..........................................        5,990
      2,652   Securitized Asset Backed Receivables LLC Trust
                3.100% 02/25/34(d)..........................................        2,652
              SLM Student Loan Trust
      4,500     2.730% 10/25/12(d)..........................................        4,501
     11,500     2.730% 04/25/14(d)..........................................       11,510
      4,500     2.740% 01/25/13(d)..........................................        4,505
      9,000     2.740% 01/25/13(b)(d).......................................        8,982
     15,281     2.810% 04/25/17(d)..........................................       15,315
     12,529     2.860% 01/25/12(d)..........................................       12,575
      5,922   Structured Asset Investment Loan Trust
                2.970% 03/25/35(d)..........................................        5,922
     10,732   The Money Store Home Equity Trust
                2.960% 08/15/29(d)..........................................       10,732
      9,585   Volkswagen Auto Lease Trust
                3.940% 10/20/10.............................................        9,489
              WFS Financial Owner Trust
      1,993     1.510% 07/20/07.............................................        1,982
      3,465     2.340% 08/22/11.............................................        3,395
      6,149   World Omni Auto Receivables Trust
                4.490% 08/20/08.............................................        6,169
                                                                               ----------
              TOTAL ASSET-BACKED SECURITIES
                (Cost $419,540).............................................      416,311
                                                                               ----------
  SHARES
   (000)
-----------
              INVESTMENT MANAGEMENT COMPANY -- 6.6%
    125,216   Nations Cash Reserves,
                Capital Class Shares(h).....................................      125,216
                                                                               ----------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost $125,216).............................................      125,216
                                                                               ----------

    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.1%
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
              Bear Stearns Alt-A Trust
$     6,345     3.200% 10/25/33.............................................   $    6,352
      9,724     3.130% 01/25/35(d)..........................................        9,724
      8,932   Homebanc Mortgage Trust
                3.100% 03/25/35(d)..........................................        8,932
      9,904   IMPAC CMB Trust
                3.110% 04/25/35(d)..........................................        9,907
      7,000   IMPAC Secured Assets Common Owner Trust
                3.120% 12/25/31(d)..........................................        6,996
      8,944   MLCC Mortgage Investors, Inc.
                3.080% 02/25/30(d)..........................................        8,944
      5,904   Residential Accredit Loans
                3.150% 03/25/34(d)..........................................        5,910
                                                                               ----------
                                                                                   56,765
                                                                               ----------
              COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.1%
     78,953   Merrill Lynch Mortgage Investors, Inc., Interest Only
                1.017% 12/15/30(d)..........................................        2,384
                                                                               ----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost $60,224)..............................................       59,149
                                                                               ----------
              MUNICIPAL BONDS -- 0.5%
              EDUCATION -- 0.5%
              REVENUE BOND -- 0.5%
     10,267   Arizona Educational Loan Marketing Corp.
                3.010% 12/01/13(d)..........................................       10,267
                                                                               ----------
              TOTAL MUNICIPAL BONDS
                (Cost $10,278)..............................................       10,267
                                                                               ----------
              SHORT-TERM OBLIGATIONS -- 7.4%
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 7.4%
     90,000   Federal Home Loan Bank Discount Notes 04/08/05(f).............       89,953
     51,000   Federal Home Loan Mortgage Corp. Discount Notes 04/08/05(f)...       50,958
                                                                               ----------
                                                                                  140,911
                                                                               ----------
              TOTAL SHORT-TERM OBLIGATIONS
                (Cost $140,912).............................................      140,911
                                                                               ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                           VALUE
   (000)                                                                          (000)
------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- (CONTINUED)
              REPURCHASE AGREEMENTS(J) -- 6.9%
$    35,131   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
                $35,465 (repurchase proceeds $35,134).......................   $   35,134
     42,158   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Government Agency securities with various maturities to
                05/20/33, market value $42,712 (repurchase proceeds
                $42,161)....................................................       42,161
     54,882   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Government Agency securities with various maturities to
                03/01/35, market value $55,748 (repurchase proceeds
                $54,887)....................................................       54,887
                                                                               ----------
              TOTAL REPURCHASE AGREEMENTS
                (Cost $132,182).............................................      132,182
                                                                               ----------
              TOTAL INVESTMENTS
                (Cost $2,614,195)(k)..............................     137.3%   2,612,882
                                                                               ----------
              OTHER ASSETS AND LIABILITIES (NET)..................     (37.3)%   (709,848)
                                                                               ----------
              NET ASSETS..........................................     100.0%  $1,903,034
                                                                               ==========

---------------

  Notes to Investment Portfolio:

(a)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $78,109, which represents 4.1% of net assets.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $127,988 and $126,690, respectively.

(c)
  Step bond.

(d)
  Floating rate note. The interest rate shown reflects the rate as of March 31, 2005.

(e)
  Security, or a portion thereof, purchased on a delayed delivery basis.

 (f)
  Zero coupon bond.

(g)
  Security pledged as collateral for open futures contracts and TBA's.

(h)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 (i)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

 (j)
  This amount represents cash collateral received from securities lending activity (see Note 12).

(k)
  Cost for federal income tax purposes is $2,614,634. See Note 5 for additional information.

ACRONYMS:

AUD     --   Australian Dollar
CAD     --   Canadian Dollar
EUR     --   Euro Currency
GBP     --   Great Britain Pound
JPY     --   Japanese Yen
NOK     --   Norwegian Krone
NZD     --   New Zealand Dollar
PLN     --   Polish Zloty
SEK     --   Swedish Krona
STRIPS  --   Separate Trading of Registered Interest and Principal of
             Securities
TBA     --   To Be Announced

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                % OF NET ASSETS
------------------------------------------------------------
Mortgage-Backed Securities.................        33.8
Government Agencies & Obligations..........        30.1
Asset-Back Securities......................        21.9
Financials.................................        13.6
Repurchase Agreements......................         6.9
Investment Management Company..............         6.6
Communications.............................         4.9
Utilities..................................         3.3
Energy.....................................         3.2
Collateralized Mortgage Obligations                 3.1
Consumer Cyclical..........................         2.7
Consumer Non-Cyclical......................         2.2
Industrials................................         1.9
Basic Materials............................         1.7
Municipal Bonds............................         0.5
Technology.................................         0.5
Diversified................................         0.4
Other Assets & Liabilities, Net                   (37.3)
                                                  -----
                                                  100.0
                                                  =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              GOVERNMENT AGENCIES AND OBLIGATIONS -- 40.8%
              FOREIGN GOVERNMENT BONDS -- 27.4%
              Aries Vermoegensverwaltungs GmbH
EUR     250     7.750% 10/25/09(a)..........................................   $    366
USD     250     9.600% 10/25/14.............................................        301
EUR     350   Corp. Andina de Fomento
                6.375% 06/18/09.............................................        506
GBP     100   European Investment Bank
                7.625% 12/07/07.............................................        202
              Federal Republic of Brazil
USD   5,669     3.125% 04/15/12(b)..........................................      5,322
      1,250     12.750% 01/15/20............................................      1,544
              Federal Republic of Germany
EUR   1,250     4.250% 07/04/14.............................................      1,710
EUR   1,270     5.250% 07/04/10.............................................      1,822
EUR     440     6.000% 07/04/07.............................................        614
              Government of Canada
CAD   2,575     5.250% 06/01/13.............................................      2,273
CAD   1,000     5.500% 06/01/10.............................................        888
USD     400   Government of Malaysia
                7.500% 07/15/11.............................................        453
              Kingdom of Norway
NOK   5,300     5.500% 05/15/09.............................................        909
NOK   5,080     6.000% 05/16/11.............................................        905
EUR     500   Kingdom of Spain
                5.500% 07/30/17.............................................        759
              Kingdom of Sweden
SEK  15,700     5.000% 01/28/09.............................................      2,392
SEK   9,265     6.750% 05/05/14.............................................      1,630
AUD   1,605   New South Wales Treasury Corp.
                7.000% 12/01/10.............................................      1,306
              New Zealand Government
NZD   3,345     6.000% 11/15/11.............................................      2,353
NZD   1,050     6.500% 02/15/06.............................................        748
NZD   1,305     7.000% 07/15/09.............................................        954
              Republic of Bulgaria
EUR     200     7.500% 01/15/13.............................................        322
USD     750     8.250% 01/15/15.............................................        912
        300     8.250% 01/15/15(a)..........................................        363
        971   Republic of Chile
                5.500% 01/15/13.............................................        992
              Republic of Colombia
        751     9.750% 04/09/11.............................................        827
        300     10.750% 01/15/13............................................        335
        300     11.750% 02/25/20............................................        357
              Republic of France
EUR   1,000     4.750% 10/25/12.............................................      1,415
EUR     350     5.500% 10/25/10.............................................        509
EUR     310   Republic of Greece
                5.350% 05/18/11.............................................        447

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT BONDS -- (CONTINUED)
EUR   2,135   Republic of Italy
                5.000% 02/01/12.............................................   $  3,047
              Republic of Panama
USD     400     8.875% 09/30/27(c)..........................................        430
        400     9.375% 07/23/12.............................................        452
              Republic of Peru
        680     5.000% 03/07/17(d)..........................................        636
EUR     380     7.500% 10/14/14.............................................        510
              Republic of Philippines
USD   1,200     8.875% 04/15/08.............................................      1,284
        200     10.625% 03/16/25(c).........................................        214
PLN   6,040   Republic of Poland
                6.000% 05/24/09.............................................      1,957
              Republic of South Africa
ZAR   4,500     3.000% 08/31/10.............................................        871
USD     176     6.500% 06/02/14.............................................        185
        500     7.375% 04/25/12.............................................        550
              Republic of Venezuela
        571     3.625% 12/18/07(b)..........................................        568
        250     9.250% 09/15/27(c)..........................................        248
              Russian Federation
                03/31/30
      4,800     (5.000% 03/31/07)(e)........................................      4,918
        500     8.750% 07/24/05.............................................        507
              United Kingdom Treasury
GBP     710     5.000% 09/07/14.............................................      1,373
GBP     400     7.500% 12/07/06.............................................        790
GBP     600     9.000% 07/12/11.............................................      1,399
              United Mexican States
USD   1,041     7.500% 04/08/33.............................................      1,102
      1,150     8.125% 12/30/19.............................................      1,318
        550     9.875% 02/01/10.............................................        655
      2,050     11.500% 05/15/26............................................      3,101
AUD   2,420   Victoria Treasury Corp.
                7.500% 08/15/08.............................................      1,964
                                                                               --------
                                                                                 62,515
                                                                               --------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 13.4%
$       280   Federal Farm Credit Bank
                2.500% 03/15/06.............................................        277
        300   Federal Home Loan Bank
                2.000% 02/13/06.............................................        296
              Federal Home Loan Mortgage Corp.
      1,000     1.875% 02/15/06.............................................        985
        750     4.250% 06/15/05.............................................        752
      1,280     5.125% 10/15/08(c)..........................................      1,314
      1,010     5.750% 03/15/09.............................................      1,060
              Federal National Mortgage Association
      3,003     4.375% 07/17/13.............................................      2,877

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- (CONTINUED)
              U.S. Treasury Bonds
$     1,825     4.750% 05/15/14(c)..........................................   $  1,859
      1,740     6.875% 08/15/25.............................................      2,184
              U.S. Treasury Notes
      2,550     2.750% 06/30/06.............................................      2,524
      2,290     4.250% 08/15/13(c)..........................................      2,258
      4,650     4.750% 06/15/09.............................................      4,631
     13,800   U.S. Treasury STRIPS
                11/15/08-05/15/23(g)........................................      9,407
                                                                               --------
                                                                                 30,424
                                                                               --------
              TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS
                (Cost $90,890)..............................................     92,939
                                                                               --------
              CORPORATE FIXED-INCOME BONDS AND NOTES -- 31.0%
              BASIC MATERIALS -- 1.4%
              CHEMICALS -- 0.4%
        500   Equistar Chemicals LP
                10.625% 05/01/11............................................        562
        150   Huntsman International LLC
                7.375% 01/01/15(a)(c).......................................        149
        325   Rhodia SA
                8.875% 06/01/11(c)..........................................        316
                                                                               --------
                                                                                  1,027
                                                                               --------
              FOREST PRODUCTS AND PAPER -- 0.8%
        160   Abitibi-Consolidated, Inc.
                8.375% 04/01/15.............................................        155
        180   Fraser Papers, Inc.
                8.750% 03/15/15.............................................        169
EUR     695   JSG Holding PLC
                11.500% 10/01/15(a)(h)......................................        840
$       255   Newark Group, Inc.
                9.750% 03/15/14.............................................        259
        200   Norske Skog Canada
                8.625% 06/15/11.............................................        207
         90   Tembec Industries, Inc.
                8.500% 02/01/11.............................................         85
                                                                               --------
                                                                                  1,715
                                                                               --------
              IRON/STEEL -- 0.1%
        300   Wise Metals Group LLC
                10.250% 05/15/12............................................        303
                                                                               --------
              METALS AND MINING -- 0.1%
        132   CODELCO, Inc.
                5.500% 10/15/13(a)..........................................        133
        100   Hudson Bay Mining and Smelting Co., Ltd.
                9.625% 01/15/12(a)..........................................        100
                                                                               --------
                                                                                    233
                                                                               --------
                                                                                  3,278
                                                                               --------

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              COMMUNICATIONS -- 5.4%
              ADVERTISING -- 0.2%
$       360   Advanstar Communications, Inc.
                12.000% 02/15/11............................................   $    387
                                                                               --------
              MEDIA -- 2.9%
        190   CBD Media Holdings LLC, Inc.
                9.250% 07/15/12.............................................        194
      1,030   Charter Communications LLC
                9.920% 04/01/11(e)..........................................        791
      1,200   CSC Holdings, Inc.
                6.750% 04/15/12(a)..........................................      1,191
      1,000   Dex Media East LLC/Dex Media East Finance Co.
                9.875% 11/15/09.............................................      1,100
        400   Dex Media, Inc.
                11/15/13
                (9.000% 11/15/08)(e)........................................        304
        200   DirecTV Holdings LLC
                8.375% 03/15/13.............................................        216
        165   Fisher Communications, Inc.
                8.625% 09/15/14.............................................        176
        155   Granite Broadcasting Corp.
                9.750% 12/01/10(c)..........................................        144
        460   Hollinger, Inc.
                12.875% 03/01/11(a).........................................        507
              Paxson Communications
        390     10.750% 07/15/08(c).........................................        387
                01/15/09
        165     (12.250% 01/15/06)(e).......................................        153
        300   Primedia, Inc.
                8.875% 05/15/11.............................................        313
        500   Quebecor Media, Inc.
                11.125% 07/15/11............................................        553
        500   Sinclair Broadcast Group, Inc.
                8.750% 12/15/11.............................................        525
                                                                               --------
                                                                                  6,554
                                                                               --------
              TELECOMMUNICATIONS -- 2.3%
        200   American Towers, Inc.
                7.250% 12/01/11.............................................        207
        223   BellSouth Corp.
                5.000% 10/15/06.............................................        226
        500   Cincinnati Bell, Inc.
                8.375% 01/15/14(c)..........................................        493
        500   Dobson Cellular Systems, Inc.
                8.375% 11/01/11(a)..........................................        510
        275   Intelsat Bermuda Ltd.
                8.250% 01/15/13(a)..........................................        278
        600   Nextel Communications, Inc.
                7.375% 08/01/15.............................................        634
        515   Qwest Capital Funding, Inc.
                7.250% 02/15/11(c)..........................................        480
      1,000   Qwest Services Corp.
                13.500% 12/15/10(a).........................................      1,158
        245   Rogers Wireless, Inc.
                9.750% 06/01/16.............................................        289
        430   SBC Communications, Inc.
                5.750% 05/02/06.............................................        438

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              TELECOMMUNICATIONS -- (CONTINUED)
$        75   Telcordia Technologies
                10.000% 03/15/13(a).........................................   $     74
              Time Warner Telecom, Inc.
        146     9.750% 07/15/08(c)..........................................        142
        170     10.125% 02/01/11(c).........................................        163
        150   US LEC Corp.
                11.890% 10/01/09(b).........................................        153
        205   Zeus Special Subsidiary Ltd.
                02/01/15(a)(e)
                  (9.250% 02/01/10).........................................        130
                                                                               --------
                                                                                  5,375
                                                                               --------
                                                                                 12,316
                                                                               --------
              CONSUMER CYCLICAL-- 5.7%
              AIRLINES-- 0.3%
        500   Continental Airlines, Inc.
                7.568% 12/01/06.............................................        398
        500   Northwest Airlines, Inc.
                9.875% 03/15/07(c)..........................................        373
                                                                               --------
                                                                                    771
                                                                               --------
              APPAREL -- 0.3%
        505   Levi Strauss & Co.
                9.750% 01/15/15(a)..........................................        496
        210   Phillips-Van Heusen Corp.
                8.125% 05/01/13.............................................        220
                                                                               --------
                                                                                    716
                                                                               --------
              AUTO MANUFACTURERS -- 0.1%
        165   Navistar International Corp.
                7.500% 06/15/11.............................................        165
                                                                               --------
              AUTO PARTS AND EQUIPMENT -- 0.8%
        315   Cooper-Standard Automotive, Inc.
                8.375% 12/15/14(a)..........................................        256
        200   Delco Remy International, Inc.
                9.375% 04/15/12(c)..........................................        168
        350   Dura Operating Corp.
                8.625% 04/15/12.............................................        323
      1,000   Goodyear Tire & Rubber Co.
                7.857% 08/15/11(c)..........................................        965
                                                                               --------
                                                                                  1,712
                                                                               --------
              DISTRIBUTION/WHOLESALE -- 0.1%
        100   Buhrmann US, Inc.
                7.875% 03/01/15(a)..........................................        100
                                                                               --------
              ENTERTAINMENT -- 1.2%
        480   AMC Entertainment, Inc.
                9.875% 02/01/12.............................................        507
        325   LCE Acquisition Corp.
                9.000% 08/01/14(a)..........................................        323
        130   Mohegan Tribal Gaming Authority
                6.125% 02/15/13(a)..........................................        127
        245   Penn National Gaming, Inc.
                6.750% 03/01/15(a)..........................................        241
        275   River Rock Entertainment Authority
                9.750% 11/01/11.............................................        301
        205   Seneca Gaming Corp.
                7.250% 05/01/12.............................................        204

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              ENTERTAINMENT -- (CONTINUED)
$       445   Six Flags, Inc.
                9.625% 06/01/14.............................................   $    411
        400   Warner Music Group
                7.375% 04/15/14.............................................        412
        175   WMG Holdings Corp.
                9.760% 12/15/14(a)(b).......................................        176
                                                                               --------
                                                                                  2,702
                                                                               --------
              HOME FURNISHINGS -- 0.2%
        210   ALH Finance LLC
                8.500% 01/15/13.............................................        205
        200   WII Components, Inc.
                10.000% 02/15/12............................................        205
                                                                               --------
                                                                                    410
                                                                               --------
              LEISURE TIME -- 0.6%
        500   AMF Bowling Worldwide, Inc.
                10.000% 03/01/10............................................        512
        260   Equinox Holdings, Inc.
                9.000% 12/15/09(c)..........................................        273
        200   Hard Rock Hotel, Inc.
                8.875% 06/01/13.............................................        216
        145   K2, Inc.
                7.375% 07/01/14.............................................        150
        370   Town Sports International, Inc.
                02/01/14(e)
                  (11.000% 02/01/09)........................................        217
                                                                               --------
                                                                                  1,368
                                                                               --------
              LODGING -- 1.3%
        210   Circus & Eldorado/Silver Legacy Capital Corp.
                10.125% 03/01/12............................................        226
      1,522   HMH Properties, Inc.
                7.875% 08/01/08.............................................      1,552
        225   Inn of the Mountain Gods Resort & Casino
                12.000% 11/15/10............................................        264
        500   MGM Mirage
                6.750% 09/01/12.............................................        504
        500   Wynn Las Vegas LLC
                6.625% 12/01/14(a)..........................................        475
                                                                               --------
                                                                                  3,021
                                                                               --------
              RETAIL -- 0.8%
        500   Asbury Automotive Group, Inc.
                8.000% 03/15/14.............................................        485
        200   Finlay Fine Jewelry Corp.
                8.375% 06/01/12.............................................        189
        175   Landry's Restaurants, Inc.
                7.500% 12/15/14(a)..........................................        170
              Rite Aid Corp.
         70     7.500% 01/15/15(a)..........................................         67
        275     9.250% 06/01/13.............................................        274
        245   Saks, Inc.
                7.000% 12/01/13.............................................        222
        105   Suburban Propane Partners
                6.875% 12/15/13(a)..........................................        103
        145   Target Corp.
                5.400% 10/01/08.............................................        150

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              RETAIL -- (CONTINUED)
$       166   Wal-Mart Stores, Inc.
                5.450% 08/01/06.............................................   $    169
                                                                               --------
                                                                                  1,829
                                                                               --------
                                                                                 12,794
                                                                               --------
              CONSUMER NON-CYCLICAL -- 5.2%
              AGRICULTURE -- 0.1%
        230   North Atlantic Trading Co., Inc.
                9.250% 03/01/12(c)..........................................        173
                                                                               --------
              BEVERAGES -- 0.1%
        240   Constellation Brands, Inc.
                8.125% 01/15/12.............................................        257
                                                                               --------
              COMMERCIAL SERVICES -- 1.3%
        210   Corrections Corp. of America
                6.250% 03/15/13(a)..........................................        201
        200   Dollar Financial Group, Inc.
                9.750% 11/15/11.............................................        212
        240   GEO Group, Inc.
                8.250% 07/15/13.............................................        245
      1,000   Language Line, Inc.
                11.125% 06/15/12............................................      1,043
        500   NationsRent Companies, Inc.
                9.500% 10/15/10.............................................        535
        290   Service Corp. International
                7.700% 04/15/09.............................................        299
        500   Vertis, Inc.
                10.875% 06/15/09(c).........................................        483
                                                                               --------
                                                                                  3,018
                                                                               --------
              COSMETICS/PERSONAL CARE -- 0.3%
        225   DEL Laboratories, Inc.
                8.000% 02/01/12(a)..........................................        215
        190   Elizabeth Arden, Inc.
                7.750% 01/15/14.............................................        196
         63   Procter & Gamble Co.
                4.750% 06/15/07.............................................         64
              Revlon Consumer Products
        155     8.625% 02/01/08.............................................        143
        180     9.500% 04/01/11(a)..........................................        177
                                                                               --------
                                                                                    795
                                                                               --------
              FOOD -- 0.7%
         55   Dole Food Co., Inc.
                8.625% 05/01/09.............................................         58
        300   Merisant Co.
                9.500% 07/15/13(a)..........................................        258
        400   Pinnacle Foods Holding Corp.
                8.250% 12/01/13.............................................        342
        400   Stater Brothers Holdings, Inc.
                8.125% 06/15/12.............................................        386
        505   United Agri Products
                8.250% 12/15/11.............................................        525
                                                                               --------
                                                                                  1,569
                                                                               --------
              HEALTHCARE SERVICES -- 1.4%
         85   DaVita, Inc.
                7.250% 03/15/15(a)..........................................         83

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              HEALTHCARE SERVICES -- (CONTINUED)
$       500   InSight Health Services Corp.
                9.875% 11/01/11.............................................   $    490
      1,000   MedQuest, Inc.
                11.875% 08/15/12............................................        980
        125   Select Medical Corp.
                7.625% 02/01/15(a)..........................................        125
        750   Tenet Healthcare Corp.
                9.875% 07/01/14.............................................        780
        110   US Oncology Holdings, Inc.
                8.620% 03/15/15(a)(b).......................................        103
        500   US Oncology, Inc.
                9.000% 08/15/12(a)..........................................        528
                                                                               --------
                                                                                  3,089
                                                                               --------
              HOUSEHOLD PRODUCTS/WARES -- 0.4%
        400   Amscan Holdings, Inc.
                8.750% 05/01/14.............................................        388
        114   Fortune Brands, Inc.
                2.875% 12/01/06.............................................        112
        300   Playtex Products, Inc.
                9.375% 06/01/11(c)..........................................        312
                                                                               --------
                                                                                    812
                                                                               --------
              PHARMACEUTICALS -- 0.2%
        340   Elan Finance PLC
                7.750% 11/15/11(a)(c).......................................        254
        125   Warner Chilcott Corp.
                8.750% 02/01/15(a)..........................................        126
                                                                               --------
                                                                                    380
                                                                               --------
              TELECOMMUNICATIONS -- 0.7%
        500   American Cellular Corp.
                10.000% 08/01/11............................................        460
        250   AXtel SA
                11.000% 12/15/13............................................        265
        410   Horizon PCS, Inc.
                11.375% 07/15/12(a).........................................        465
        500   Rural Cellular Corp.
                8.250% 03/15/12.............................................        510
                                                                               --------
                                                                                  1,700
                                                                               --------
                                                                                 11,793
                                                                               --------
              ENERGY -- 2.3%
              OIL AND GAS -- 1.7%
        125   Chesapeake Energy Corp.
                7.500% 06/15/14.............................................        132
        500   Compton Petroleum Corp.
                9.900% 05/15/09.............................................        543
        175   Delta Petroleum Corp.
                7.000% 04/01/15(a)..........................................        169
      2,000   El Paso Production Holding Co.
                7.750% 06/01/13.............................................      2,025
        240   Premcor Refining Group, Inc.
                7.500% 06/15/15.............................................        247
        160   Pride International, Inc.
                7.375% 07/15/14.............................................        170

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              OIL AND GAS -- (CONTINUED)
$       246   USX Corp.
                6.650% 02/01/06.............................................   $    251
        340   XTO Energy, Inc.
                7.500% 04/15/12.............................................        389
                                                                               --------
                                                                                  3,926
                                                                               --------
              PIPELINES -- 0.6%
        750   Dynegy Holdings, Inc.
                9.875% 07/15/10(a)..........................................        803
        500   Williams Companies, Inc.
                8.125% 03/15/12.............................................        548
                                                                               --------
                                                                                  1,351
                                                                               --------
                                                                                  5,277
                                                                               --------
              FINANCIALS -- 4.0%
              BANKS -- 0.7%
        125   Bank of New York Co., Inc.
                3.900% 09/01/07.............................................        124
        623   Bank One Corp.
                6.000% 08/01/08.............................................        652
        382   First Union National Bank
                5.800% 12/01/08.............................................        397
         70   Mellon Funding Corp.
                4.875% 06/15/07.............................................         71
        187   US Bancorp
                5.100% 07/15/07.............................................        191
        181   US Bank NA
                2.850% 11/15/06.............................................        178
                                                                               --------
                                                                                  1,613
                                                                               --------
              DIVERSIFIED FINANCIAL SERVICES -- 3.0%
        100   Altra Industrial Motion, Inc.
                9.000% 12/01/11(a)..........................................         99
        102   American Express Co.
                3.750% 11/20/07.............................................        100
        325     5.500% 09/12/06.............................................        332
              Caterpillar Financial Services Corp.
        239     5.950% 05/01/06.............................................        244
        186     2.350% 09/15/06.............................................        182
        155   CIT Group, Inc.
                7.375% 04/02/07.............................................        164
        138   Citigroup Global Markets
                Holdings, Inc.
                6.500% 02/15/08.............................................        146
        541   Countrywide Home Loans, Inc.
                5.500% 08/01/06.............................................        550
        200   E*Trade Financial Corp.
                8.000% 06/15/11(a)..........................................        206
        230   Global Cash Access LLC/Global Cash Finance Corp.
                8.750% 03/15/12.............................................        244
        211   HSBC Finance Corp.
                7.200% 07/15/06.............................................        219
        115   Innophos Investments
                10.771% 02/15/15(a)(b)......................................        114
        244   John Deere Capital Corp.
                3.125% 12/15/05.............................................        243
        345   JPMorgan Chase & Co.
                7.250% 06/01/07.............................................        365

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
$       400   LaBranche & Co., Inc.
                11.000% 05/15/12............................................   $    424
        127   MassMutual Global Funding II
                2.550% 07/15/08(a)..........................................        120
        154   Merrill Lynch & Co., Inc.
                3.700% 04/21/08.............................................        151
      1,016   Midland Funding II
                11.750% 07/23/05............................................      1,036
        136   National Rural Utilities Cooperative Finance Corp.
                3.250% 10/01/07.............................................        132
EUR     100   Nycomed SA
                11.750% 09/15/13(a).........................................        123
$       388   Prudential Funding LLC
                6.600% 05/15/08(a)..........................................        411
        891   Scotia Pacific Co. LLC
                7.110% 01/20/14.............................................        757
        135   Virgin River Casino Corp./RBG LLC/B&BB, Inc.
                9.000% 01/15/12(a)..........................................        141
        200   Visant Corp.
                7.625% 10/01/12.............................................        199
                                                                               --------
                                                                                  6,702
                                                                               --------
              REAL ESTATE INVESTMENT TRUST (REITS) -- 0.3%
        680   Thornburg Mortgage, Inc.
                8.000% 05/15/13.............................................        707
                                                                               --------
                                                                                  9,022
                                                                               --------
              INDUSTRIALS -- 5.5%
              AEROSPACE AND DEFENSE -- 0.5%
        160   Argo-Tech Corp.
                9.250% 06/01/11.............................................        172
        750   BE Aerospace, Inc.
                8.875% 05/01/11.............................................        759
         50   Sequa Corp.
                9.000% 08/01/09.............................................         54
        180   TransDigm, Inc.
                8.375% 07/15/11.............................................        185
                                                                               --------
                                                                                  1,170
                                                                               --------
              BUILDING MATERIALS -- 1.0%
        260   ACIH, Inc.
                12/15/12(a)(e)
                  (11.500% 12/15/07)........................................        183
        180   Associated Materials, Inc.
                03/01/14(e)
                  (11.250% 03/01/09)........................................        125
      1,500   Building Materials Corp. of America
                7.750% 07/15/05.............................................      1,508
        120   Nortek, Inc.
                8.500% 09/01/14.............................................        116
        135   RMCC Acquisition Co.
                9.500% 11/01/12(a)..........................................        132
        185   US Concrete, Inc.
                8.375% 04/01/14.............................................        184
                                                                               --------
                                                                                  2,248
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.2%
$       500   Coleman Cable, Inc.
                9.875% 10/01/12(a)..........................................   $    510
                                                                               --------
              ELECTRONICS -- 0.3%
        500   Flextronics International Ltd.
                6.250% 11/15/14.............................................        475
        120   Sanmina-SCI Corp.
                6.750% 03/01/13(a)..........................................        113
                                                                               --------
                                                                                    588
                                                                               --------
              ENGINEERING AND CONSTRUCTION -- 0.2%
        500   J. Ray McDermott SA
                11.000% 12/15/13(a).........................................        560
                                                                               --------
              ENVIRONMENTAL CONTROL -- 0.4%
              Allied Waste NA, Inc.
        130     7.250% 03/15/15(a)..........................................        124
        700     7.875% 04/15/13.............................................        698
                                                                               --------
                                                                                    822
                                                                               --------
              MACHINERY DIVERSIFIED -- 0.1%
        265   Douglas Dynamics LLC
                7.750% 01/15/12(a)..........................................        260
                                                                               --------
              METAL FABRICATE/HARDWARE -- 0.6%
        475   FastenTech, Inc.
                11.500% 05/01/11(a).........................................        510
        750   Mueller Holdings, Inc.
                04/15/14(e)
                  (14.750% 04/15/09)........................................        517
        310   TriMas Corp.
                9.875% 06/15/12.............................................        316
                                                                               --------
                                                                                  1,343
                                                                               --------
              MISCELLANEOUS MANUFACTURING -- 0.6%
        280   Bombardier, Inc.
                6.300% 05/01/14(a)..........................................        235
        129   General Electric Co.
                5.000% 02/01/13.............................................        129
        215   JB Poindexter & Co., Inc.
                8.750% 03/15/14(a)..........................................        214
        500   Koppers, Inc.
                9.875% 10/15/13.............................................        557
        140   Reddy Ice Holdings, Inc.
                10.500% 11/01/12(a)(e)
                  (10.500% 11/01/08)........................................        100
        175   Samsonite Corp.
                8.875% 06/01/11.............................................        183
                                                                               --------
                                                                                  1,418
                                                                               --------

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              PACKAGING AND CONTAINERS -- 0.4%
$       400   Crown European Holdings SA
                10.875% 03/01/13............................................   $    464
        200   Jefferson Smurfit Corp.
                8.250% 10/01/12.............................................        206
        300   Owens-Brockway Glass Container
                6.750% 12/01/14(a)..........................................        294
                                                                               --------
                                                                                    964
                                                                               --------
              TRANSPORTATION -- 1.2%
              CHC Helicopter Corp.
        500     7.375% 05/01/14.............................................        487
        140     7.375% 05/01/14(a)..........................................        136
        295   QDI Capital Corp.
                9.000% 11/15/10.............................................        289
        700   Ship Finance International Ltd.
                8.500% 12/15/13.............................................        693
      1,000   Stena AB
                7.000% 12/01/16.............................................        925
        160   TFM SA de CV
                10.250% 06/15/07............................................        170
                                                                               --------
                                                                                  2,700
                                                                               --------
                                                                                 12,583
                                                                               --------
              TECHNOLOGY -- 0.2%
              COMPUTERS -- 0.1%
        188   International Business Machines Corp.
                4.875% 10/01/06.............................................        191
                                                                               --------
              SEMICONDUCTORS -- 0.1%
        285   Amkor Technology, Inc.
                9.250% 02/15/08(c)..........................................        272
                                                                               --------
                                                                                    463
                                                                               --------
              UTILITIES -- 1.3%
              ELECTRIC -- 1.3%
        400   Calpine Corp.
                8.500% 07/15/10(a)(c).......................................        313
        410   Calpine Generating Co. LLC
                11.050% 04/01/11(b)(c)......................................        391
        195   Con Edison Co.
                6.625% 12/15/05.............................................        198
        500   Edison Mission Energy
                9.875% 04/15/11.............................................        578
        700   Orion Power Holdings, Inc.
                12.000% 05/01/10............................................        851
        500   PSEG Energy Holdings LLC
                8.625% 02/15/08.............................................        528
        205   Texas Genco LLC
                6.875% 12/15/14(a)..........................................        206
                                                                               --------
                                                                                  3,065
                                                                               --------
              TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
                (Cost $72,831)..............................................     70,591
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              MORTGAGE-BACKED SECURITIES -- 18.8%
              AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
$     1,137   Federal Home Loan Mortgage Corp., Interest Only
                5.500% 01/15/23-05/15/27....................................   $    101
                                                                               --------
              MORTGAGE-BACKED OBLIGATIONS -- 18.7%
        406   Federal Home Loan Mortgage Corp.
                6.750% 03/15/31.............................................        494
              Federal National Mortgage Association
        320     6.500% 05/01/32-05/01/33....................................        333
        394     2.625% 11/15/06.............................................        386
                TBA
      5,808     5.500% 03/15/35(i)..........................................      5,815
     20,691     6.500% 04/15/35(i)..........................................     21,467
     14,187     5.000% 04/15/20(i)..........................................     14,174
                                                                               --------
                                                                                 42,669
                                                                               --------
              TOTAL MORTGAGE-BACKED SECURITIES
                (Cost $42,993)..............................................     42,770
                                                                               --------
  SHARES
   (000)
-----------
              INVESTMENT MANAGEMENT COMPANY -- 4.0%
      9,216   Nations Cash Reserves,
                Capital Class Shares(j).....................................      9,216
                                                                               --------
              TOTAL INVESTMENT MANAGEMENT COMPANY
                (Cost $9,216)...............................................      9,216
                                                                               --------
    PAR
   (000)
-----------
              ASSET-BACKED SECURITIES -- 5.4%
$       226   American Express Credit Account Master Trust
                1.690% 01/15/09.............................................        220
              AmeriCredit Automobile Receivables Trust
        940     2.070% 08/06/08.............................................        922
        329     5.370% 06/12/08.............................................        332
        623   Bank One Auto Securitization Trust
                1.820% 09/20/07.............................................        616

    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- (CONTINUED)
$     1,126   BMW Vehicle Owner Trust
                3.320% 02/25/09.............................................   $  1,107
         24   Capital Auto Receivables Asset Trust
                4.180% 10/15/07.............................................         24
        411   CIT Equipment Collateral
                4.670% 12/21/09.............................................        411
      1,130   Citibank Credit Card Issuance Trust
                2.500% 04/07/08.............................................      1,115
        212   Discover Card Master Trust
                5.750% 12/15/08.............................................        217
         14   First Plus Home Loan Trust
                05/10/24
                (7.720% 05/10/05)(e)........................................         14
              Ford Credit Auto Owner Trust
        485     2.700% 06/15/07.............................................        481
      2,503     3.540% 11/15/08.............................................      2,464
        200     5.180% 10/16/06.............................................        201
      1,403   Honda Auto Receivables Owner Trust
                3.060% 10/21/09.............................................      1,370
      1,391   Household Automotive Trust
                2.310% 04/17/08.............................................      1,379
        563   Nissan Auto Receivables Owner Trust
                2.700% 12/17/07.............................................        556
        800   Volkswagen Auto Loan Enhanced Trust
                2.270% 10/22/07.............................................        794
                                                                               --------
              TOTAL ASSET-BACKED SECURITIES
                (Cost $12,399)..............................................     12,223
                                                                               --------
              SHORT-TERM OBLIGATIONS -- 17.8%
              U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 17.8%
              Federal Home Loan Mortgage Corp. Discount Notes
     14,187     04/19/05(g).................................................     14,168
     26,499     04/12/05(g).................................................     26,477
                                                                               --------
              TOTAL SHORT-TERM OBLIGATIONS
                (Cost $40,645)..............................................     40,645
                                                                               --------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


    PAR                                                                          VALUE
   (000)                                                                         (000)
----------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS(K) -- 5.1%
$     3,088   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
                04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
                $3,117 (repurchase proceeds $3,088).........................   $  3,088
      3,706   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
                Government Agency securities with various maturities to
                05/20/33, market value $3,755 (repurchase proceeds
                $3,706).....................................................      3,706
      4,825   Repurchase agreement with Wachovia Capital Markets dated
                03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
                Government Agency securities with various maturities to
                03/01/35, market value $4,901 (repurchase proceeds
                $4,826).....................................................      4,826
                                                                               --------
              TOTAL REPURCHASE AGREEMENTS
                (Cost of $11,620)...........................................     11,620
                                                                               --------
              TOTAL INVESTMENTS
                (Cost $280,594)(l)................................     122.9%   280,004
                                                                               --------
              OTHER ASSETS AND LIABILITIES (NET)..................     (22.9)%  (52,237)
                                                                               --------
              NET ASSETS..........................................     100.0%  $227,767
                                                                               ========

---------------

Notes to Investment Portfolio:

(a)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $16,944, which represents 7.7% of net assets.

(b)
  Floating rate note. The interest rate shown reflects the rate as of March 31, 2005.

(c)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $11,351 and $11,170, respectively.

(d)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

(e)
  Step bond.

 (f)
  Security pledged as collateral for TBA's.

(g)
  Zero coupon bond.

(h)
  Pay-in-kind securities.

 (i)
  Security, or a portion thereof, purchased on a delayed delivery basis.

 (j)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(k)
  This amount represents cash collateral received from securities lending activity (see Note 12).

(l)
  Cost for federal income tax purposes is $280,615. See note 5 for additional information.

ACRONYMS:

AUD     --   Australian Dollar
CAD     --   Canadian Dollar
EUR     --   Euro Currency
GBP     --   Great Britain Pound
NOK     --   Norwegian Krone
NZD     --   New Zealand Dollar
PLN     --   Polish Zloty
SEK     --   Swedish Krona
STRIPS  --   Separate Trading of Registered Interest and Principal of
             Securities
TBA     --   To Be Announced
ZAR     --   South African Rand

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                % OF NET ASSETS
------------------------------------------------------------
Government Agencies & Obligations..........        58.6
Mortgage-Backed Securities.................        18.8
Consumer Cyclical..........................         5.7
Industrials................................         5.5
Asset-Back Securities......................         5.4
Communications.............................         5.4
Consumer Non-Cyclical......................         5.2
Repurchase Agreements......................         5.1
Financials.................................         4.0
Investment Management Company..............         4.0
Energy.....................................         2.3
Basic Materials............................         1.4
Utilities..................................         1.3
Technology.................................         0.2
Other Assets & Liabilities, Net............       (22.9)
                                                  -----
                                                  100.0
                                                  =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

Nations High Yield Bond Fund

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


                                                                                   VALUE
---------------------------------------------------------------------------------------------
INVESTMENT COMPANIES
Investment in Nations Master Investment Trust, High Yield Bond Master
  Portfolio*..............................................................    $     1,025,370
                                                                              ---------------
TOTAL INVESTMENTS...........................................         100.3%         1,025,370
TOTAL OTHER ASSETS AND LIABILITIES (NET)....................          (0.3)            (3,401)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $     1,021,969
                                                               ===========    ===============

---------------

 *The financial statements of the High Yield Bond Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the High Yield Bond Fund's financial statements.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005

                                                                                         SHORT-
                                                                 SHORT-TERM           INTERMEDIATE
                                                                   INCOME              GOVERNMENT
                                                              ---------------------------------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost.........................  $         969,133     $         384,983
Repurchase Agreements.......................................             23,348               160,496
Investment in master........................................                 --                    --
Affiliated investments, at cost.............................             79,684                 3,044
                                                              -----------------     -----------------
Non-affiliated investments, at value........................            956,422               381,131
Repurchase Agreements.......................................             23,348               160,496
Investment in master........................................                 --                    --
Affiliated investments, at value............................             79,684                 3,044
Cash........................................................                722                    31
Foreign currency (Cost $--, $--, $--, $--, $710, $--,
  $--)......................................................                 --                    --
Unrealized appreciation on forward foreign exchange
  contracts.................................................                 --                    --
Receivable for investment securities sold...................              2,207                    --
Receivable for Fund shares sold.............................                372                   266
Dividends receivable........................................                 --                    --
Interest receivable.........................................              7,378                 2,946
Receivable from investment advisor..........................                 --                    --
Receivable for variation margin.............................                 --                    41
Other assets................................................                 --                     1
                                                              -----------------     -----------------
    Total assets............................................          1,070,133               547,956
                                                              -----------------     -----------------
LIABILITIES:
Collateral on securities loaned.............................  $         (23,348)    $        (160,496)
Payable to foreign custodian................................                 --                    --
Shareholder servicing and distribution fees payable.........                (26)                  (27)
Investment advisory fee payable.............................               (254)                  (87)
Administration fee payable..................................               (102)                  (44)
Unrealized depreciation on forward foreign exchange
  contracts.................................................                 --                    --
Payable for investment securities purchased.................            (57,707)              (30,004)
Income distribution payable.................................             (1,707)                 (852)
Payable for Fund shares redeemed............................             (2,498)                 (348)
Accrued Trustees' fees and expenses.........................                (70)                  (88)
Accrued expenses and other liabilities......................               (320)                 (169)
                                                              -----------------     -----------------
    Total liabilities.......................................            (86,032)             (192,115)
                                                              -----------------     -----------------
NET ASSETS..................................................  $         984,101     $         355,841
                                                              =================     =================
NET ASSETS CONSIST OF:
Undistributed net investment income/(distributions in excess
  of net investment income).................................  $             270     $             106
Accumulated net realized gain/(loss) on investments.........             (5,600)               (2,334)
Net unrealized appreciation/(depreciation) of:
Investments.................................................            (12,711)               (3,852)
Futures contracts...........................................                 --                   (24)
Swaps.......................................................                 --                    --
Foreign currency and net other assets.......................                 --                    --
Paid-in capital.............................................          1,002,142               361,945
                                                              -----------------     -----------------
NET ASSETS..................................................  $         984,101     $         355,841
                                                              =================     =================
PRIMARY A SHARES:
Net assets..................................................  $     926,514,057     $     299,648,340
Number of shares outstanding................................         94,501,434            72,739,601
Net asset value, offering and redemption price per share....  $            9.80     $            4.12
INVESTOR A SHARES:
Net assets..................................................  $      38,129,671     $      32,799,029
Number of shares outstanding................................          3,882,123             7,967,291
Net asset value, offering and redemption price per share....  $            9.82     $            4.12
Maximum sales charge........................................              1.00%                 3.25%
Maximum offering price per share............................  $            9.92     $            4.26
INVESTOR B SHARES:
Net assets..................................................  $       1,477,081     $      19,086,312
Number of shares outstanding................................            150,552             4,632,685
Net asset value, offering and redemption price per
  share(a)..................................................  $            9.81     $            4.12
INVESTOR C SHARES:
Net assets..................................................  $      17,980,569     $       4,307,161
Number of shares outstanding................................          1,832,195             1,047,181
Net asset value, offering and redemption price per
  share(a)..................................................  $            9.81     $            4.11

---------------

(a)The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS

       GOVERNMENT         INTERMEDIATE                              STRATEGIC          HIGH YIELD
       SECURITIES             BOND                BOND               INCOME               BOND
-----------------------------------------------------------------------------------------------------
    $         216,381   $              --   $       2,356,797   $         259,758   $              --
               26,501                  --             132,182              11,620                  --
                   --             632,489                  --                  --             975,782
                3,419                  --             125,216               9,216                  --
    -----------------   -----------------   -----------------   -----------------   -----------------
              215,899                  --           2,355,484             259,168                  --
               26,501                  --             132,182              11,620                  --
                   --             628,297                  --                  --           1,025,370
                3,419                  --             125,216               9,216                  --
                    7                  --                 439                 591                  --
                   --                  --                 702                  --                  --
                   --                  --                  16                  13                  --
                   12                  --               9,481               1,268                  --
                   34                 511               1,486                  67               1,379
                   --                  --                  --                  --                  --
                  783                  --              17,822               3,375                  --
                   --                  --                  31                   3                  31
                   41                  --                 234                  --                  --
                   --                  --                  --                   3                  --
    -----------------   -----------------   -----------------   -----------------   -----------------
              246,696             628,808           2,643,093             285,324           1,026,780
    -----------------   -----------------   -----------------   -----------------   -----------------
    $         (26,501)  $              --   $        (132,182)  $         (11,620)  $              --
                   --                  --                  --                  (5)                 --
                  (38)                (15)                (16)                (34)               (190)
                  (54)                 --                (558)                (91)                 --
                  (19)                (69)               (245)                (28)               (165)
                   --                  --                  (1)                 (1)                 --
              (58,232)                 --            (599,033)            (43,942)                 --
                 (366)                 --              (5,378)               (768)                 --
                 (200)               (592)             (2,183)               (834)             (4,260)
                  (84)                (43)               (108)                (70)                (29)
                  (56)               (115)               (355)               (164)               (167)
    -----------------   -----------------   -----------------   -----------------   -----------------
              (85,550)               (834)           (740,059)            (57,557)             (4,811)
    -----------------   -----------------   -----------------   -----------------   -----------------
    $         161,146   $         627,974   $       1,903,034   $         227,767   $       1,021,969
    =================   =================   =================   =================   =================
    $            (294)  $             316   $           3,094   $             368   $           2,394
                 (634)             (2,700)              5,348             (10,296)             11,647
                 (482)             (4,192)             (1,313)               (590)             49,588
                  (45)                 --                (337)                 --                  --
                   --                  --                  --                  --                  --
                   --                  --                  11                   5                  --
              162,601             634,550           1,896,231             238,280             958,340
    -----------------   -----------------   -----------------   -----------------   -----------------
    $         161,146   $         627,974   $       1,903,034   $         227,767   $       1,021,969
    =================   =================   =================   =================   =================
    $      86,914,070   $     594,656,897   $   1,861,447,560   $     167,591,373   $     707,834,139
            8,307,278          62,821,914         189,711,109          16,624,201          75,551,824
    $           10.46   $            9.47   $            9.81   $           10.08   $            9.37
    $      39,936,802   $      21,279,319   $      30,409,001   $      28,367,813   $     134,980,376
            3,822,518           2,240,454           3,101,461           2,816,751          14,505,270
    $           10.45   $            9.50   $            9.80   $           10.07   $            9.31
                4.75%               3.25%               3.25%               4.75%               4.75%
    $           10.97   $            9.82   $           10.13   $           10.57   $            9.77
    $      33,136,125   $       8,564,661   $       9,706,887   $      29,068,242   $     130,088,628
            3,167,065             906,349             989,641           2,884,470          14,010,020
    $           10.46   $            9.45   $            9.81   $           10.08   $            9.29
    $       1,159,376   $       3,472,709   $       1,470,218   $       2,739,460   $      49,066,210
              111,134             328,309             149,967             272,001           5,304,625
    $           10.43   $           10.58   $            9.80   $           10.07   $            9.25

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005

                                                                                     SHORT-
                                                                SHORT-TERM        INTERMEDIATE
                                                                  INCOME           GOVERNMENT
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $--, $--, $--,
  $--, $18, $12, $--, respectively).........................  $       31,809     $       12,601
Dividends (Net of foreign withholding taxes of $--, $--,
  $--, $--, $--, $-- and $1, respectively)..................              --                 --
Dividend income from affiliated funds.......................             880                 68
Securities lending..........................................              38                 76
Allocated from portfolio:
Interest(a).................................................              --                 --
Dividends (Net of foreign withholding taxes of $--, $--,
  $--, $--, $--, $-- and $1, respectively)(a)...............              --                 --
Dividend income from affiliated funds(a)....................              --                 --
Securities lending(a).......................................              --                 --
Expenses (Net of fees waived by administrator of $--, $--,
  $--, $273, $--, $--, and $--, respectively)(a)............              --                 --
                                                              --------------     --------------
    Total investment income.................................          32,727             12,745
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           3,445              1,118
Administration fee..........................................           2,243                738
Transfer agent fees.........................................             330                110
Custodian fees..............................................              85                 29
Legal and audit fees........................................             113                112
Registration and filing fees................................              45                 34
Trustees' fees and expenses.................................              25                 25
Printing expense............................................              56                 29
Non-recurring costs (see Note 14)...........................             313                101
Other.......................................................              79                 31
                                                              --------------     --------------
    Subtotal................................................           6,734              2,327
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             230                 88
  Investor B Shares.........................................              16                224
  Investor C Shares.........................................             245                 53
                                                              --------------     --------------
    Total expenses..........................................           7,225              2,692
Fees waived by investment advisor, administrator (see Note
  3)........................................................            (865)                --
Fees reduced by credits allowed by the custodian (see Note
  3)........................................................             (21)                (5)
Costs assumed by Bank of America Corporation (see Note
  14).......................................................            (313)              (101)
                                                              --------------     --------------
    Net expenses............................................           6,026              2,586
                                                              --------------     --------------
NET INVESTMENT INCOME.......................................          26,701             10,159
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................          (6,160)            (1,923)
  Swap contracts............................................             434                307
  Written options expired...................................              --                  4
  Futures contracts closed..................................             372               (273)
  Foreign currency and net other assets.....................            (920)                --
  Allocated from Portfolio:
  Security transactions(a)..................................              --                 --
  Swap Contracts(a).........................................              --                 --
  Foreign currency and net other assets(a)..................              --                 --
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................          (6,274)            (1,885)
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................         (21,648)           (12,176)
  Swap contracts............................................             250                174
  Futures contracts.........................................            (200)              (233)
  Foreign currency and net other assets.....................             421                 --
  Securities allocated from Portfolio(a)....................              --                 --
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         (21,177)           (12,235)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......         (27,451)           (14,120)
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $         (750)    $       (3,961)
                                                              ==============     ==============

---------------

(a)Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively.

(b)Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

      GOVERNMENT      INTERMEDIATE                       STRATEGIC        HIGH YIELD
      SECURITIES          BOND             BOND            INCOME            BOND
--------------------------------------------------------------------------------------
    $        6,781   $           --   $       77,954   $        6,375   $           --
                --               --               --            5,462               --
                74               --            2,560              469               --
                20               --              147                6               --
                --           25,142               --               --           83,217
                --               --               --               --              722
                --              227               --               --            1,978
                --               69               --               --              451
                --           (2,750)              --               --           (6,609)
    --------------   --------------   --------------   --------------   --------------
             6,875           22,688           80,661           12,312           79,759
    --------------   --------------   --------------   --------------   --------------
               839               --            7,919            1,150               --
               318            1,110            4,112              457            1,955
                52              193              588               68              327
                18               --              188               24               --
               116               77              118              119               76
                37               73               44               39               65
                25                6               27               25                6
                30               --               36               50              100
                48               --              565               --               --
                30               37              152               43               11
    --------------   --------------   --------------   --------------   --------------
             1,513            1,496           13,749            1,975            2,540
               108               60               84               75              405
               375              100              112              311            1,370
                13               40               16               31              549
    --------------   --------------   --------------   --------------   --------------
             2,009            1,696           13,961            2,392            4,864
              (180)              --           (1,057)            (157)              --
                 0(b)             --             (23)              (2)              --
               (48)              --             (565)              --               --
    --------------   --------------   --------------   --------------   --------------
             1,781            1,696           12,316            2,233            4,864
    --------------   --------------   --------------   --------------   --------------
             5,094           20,992           68,345           10,079           74,895
    --------------   --------------   --------------   --------------   --------------
              (434)              --           23,914              423               --
               184               --            2,339            2,375               --
                 2               --               23                1               --
               583               --            1,762               (1)              --
                --               --           (2,586)            (722)              --
                --           (2,038)              --               --           47,079
                --               57               --               --               --
                --               --               --               --            1,037
    --------------   --------------   --------------   --------------   --------------
               335           (1,981)          25,452            2,076           48,116
    --------------   --------------   --------------   --------------   --------------
            (5,846)              --          (66,932)          (6,656)              --
                73               --            2,779               73               --
              (227)              --           (2,138)             (67)              --
                --               --              988              396               --
                --          (24,946)              --               --          (44,786)
    --------------   --------------   --------------   --------------   --------------
            (6,000)         (24,946)         (65,303)          (6,254)         (44,786)
    --------------   --------------   --------------   --------------   --------------
            (5,665)         (26,927)         (39,851)          (4,178)           3,330
    --------------   --------------   --------------   --------------   --------------
    $         (571)  $       (5,935)  $       28,494   $        5,901   $       78,225
    ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                       SHORT-TERM INCOME
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/05           3/31/04
                                                                --------------------------------
(IN THOUSANDS)
Net investment income.......................................    $       26,701    $       23,506
Net realized gain/(loss) on investments.....................            (6,274)            4,336
Net change in unrealized depreciation of investments........           (21,177)           (1,216)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................              (750)           26,626
Distributions to shareholders from net investment income:
  Primary A Shares..........................................           (24,590)          (20,742)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................            (1,950)           (2,668)
  Investor B Shares.........................................               (22)              (24)
  Investor C Shares.........................................              (339)             (561)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (1,918)           (3,843)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................              (215)             (643)
  Investor B Shares.........................................                (3)              (10)
  Investor C Shares.........................................               (54)             (250)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................          (241,433)          278,953
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................          (271,274)          276,838
NET ASSETS:
Beginning of year...........................................         1,255,375           978,537
                                                                --------------    --------------
End of year.................................................    $      984,101    $    1,255,375
                                                                ==============    ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................    $          270    $        1,344
                                                                ==============    ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

      SHORT-INTERMEDIATE GOVERNMENT            GOVERNMENT SECURITIES
    ---------------------------------     --------------------------------
      YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
       3/31/05            3/31/04            3/31/05           3/31/04
    ----------------------------------------------------------------------
    $       10,159     $       10,357     $        5,094    $        5,482
            (1,885)             4,469                335             1,516
           (12,235)            (3,399)            (6,000)           (1,039)
    --------------     --------------     --------------    --------------
            (3,961)            11,427               (571)            5,959
            (8,635)            (9,343)            (2,932)           (3,495)
                --                 (1)                --                --
              (897)              (997)            (1,258)           (1,477)
              (401)              (495)              (804)           (1,013)
               (95)              (150)               (29)              (45)
            (1,476)            (7,311)                --                --
                --                 (2)                --                --
              (166)              (854)                --                --
              (111)              (664)                --                --
               (29)              (220)                --                --
           (45,210)           (86,028)           (34,115)          (55,916)
    --------------     --------------     --------------    --------------
           (60,981)           (94,638)           (39,709)          (55,987)
           416,822            511,460            200,855           256,842
    --------------     --------------     --------------    --------------
    $      355,841     $      416,822     $      161,146    $      200,855
    ==============     ==============     ==============    ==============
    $          106     $           80     $         (294)   $         (335)
    ==============     ==============     ==============    ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                       INTERMEDIATE BOND
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/05           3/31/04
                                                                --------------------------------
(IN THOUSANDS)
Net investment income.......................................    $       20,992    $       20,882
Net realized gain/(loss) on investments.....................                --                --
Net realized gain/(loss) on investments allocated from
  Portfolio(a)..............................................            (1,981)           15,588
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                --                --
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio(a)...................           (24,946)           (5,461)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            (5,935)           31,009
Distributions to shareholders from net investment income:
  Primary A Shares..........................................           (19,829)          (20,528)
  Investor A Shares.........................................              (685)             (854)
  Investor B Shares.........................................              (212)             (268)
  Investor C Shares.........................................               (76)             (108)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (6,030)           (8,162)
  Investor A Shares.........................................              (244)             (374)
  Investor B Shares.........................................              (102)             (158)
  Investor C Shares.........................................               (37)              (66)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           (64,447)          (22,073)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................           (97,597)          (21,582)
NET ASSETS:
Beginning of year...........................................           725,571           747,153
                                                                --------------    --------------
End of year.................................................    $      627,974    $      725,571
                                                                ==============    ==============
Undistributed net investment income at end of year..........    $          316    $           68
                                                                ==============    ==============

---------------

(a)Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

                 BOND                        STRATEGIC INCOME                   HIGH YIELD BOND
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/05          3/31/04          3/31/05          3/31/04          3/31/05          3/31/04
    ---------------------------------------------------------------------------------------------------
    $       68,345   $       87,084   $       10,079   $        9,669   $       74,895   $       79,407
            25,452           36,442            2,076            2,582               --               --
                --               --               --               --           48,116           42,845
           (65,303)          20,000           (6,254)           8,193               --               --
                --               --               --               --          (44,786)         101,158
    --------------   --------------   --------------   --------------   --------------   --------------
            28,494          143,526            5,901           20,444           78,225          223,410
           (73,997)         (84,977)          (7,691)          (7,952)         (52,058)         (55,841)
            (1,148)          (1,386)          (1,272)          (1,619)         (11,011)         (12,118)
              (299)            (420)          (1,084)          (1,506)          (8,473)          (9,050)
               (44)             (65)            (108)            (149)          (3,393)          (3,894)
           (30,768)         (15,339)              --               --          (39,038)          (7,019)
              (491)            (268)              --               --           (7,996)          (1,557)
              (171)            (113)              --               --           (7,454)          (1,281)
               (25)             (18)              --               --           (3,010)            (543)
          (332,491)        (274,629)         (11,610)          25,148          (93,904)         352,618
    --------------   --------------   --------------   --------------   --------------   --------------
          (410,940)        (233,689)         (15,864)          34,366         (148,112)         484,725
         2,313,974        2,547,663          243,631          209,265        1,170,081          685,356
    --------------   --------------   --------------   --------------   --------------   --------------
    $    1,903,034   $    2,313,974   $      227,767   $      243,631   $    1,021,969   $    1,170,081
    ==============   ==============   ==============   ==============   ==============   ==============
    $        3,094   $       12,558   $          368   $          795   $        2,394   $          166
    ==============   ==============   ==============   ==============   ==============   ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                            SHORT-TERM INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   29,658    $ 293,722       65,685    $ 659,056
  Issued as reinvestment of distributions...................      675        6,674          401        4,014
  Redeemed..................................................  (45,103)    (446,301)     (35,361)    (354,471)
                                                              -------    ---------      -------    ---------
  Net increase (decrease)...................................  (14,770)   $(145,905)      30,725    $ 308,599
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,846    $  18,337        6,738    $  67,710
  Issued as reinvestment of distributions...................      161        1,597          234        2,349
  Redeemed..................................................  (10,255)    (101,614)      (7,719)     (77,467)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................   (8,248)   $ (81,680)        (747)   $  (7,408)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       --    $      --           --    $      --
  Issued as reinvestment of distributions...................        2           23            3           30
  Redeemed..................................................      (28)        (279)         (42)        (418)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................      (26)   $    (256)         (39)   $    (388)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      169    $   1,675          749    $   7,518
  Issued as reinvestment of distributions...................       26          259           55          553
  Redeemed..................................................   (1,568)     (15,526)      (2,984)     (29,921)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................   (1,373)   $ (13,592)      (2,180)   $ (21,850)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (24,417)   $(241,433)      27,759    $ 278,953
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

                                                                SHORT INTERMEDIATE GOVERNMENT SECURITIES
                                                                  YEAR ENDED                YEAR ENDED
                                                                MARCH 31, 2005            MARCH 31, 2004
                                                              -------------------      --------------------
                                                              SHARES     DOLLARS       SHARES      DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   12,508    $ 51,897       11,185    $  47,894
  Issued as reinvestment of distributions...................       88         366          376        1,628
  Redeemed..................................................  (19,996)    (83,436)     (26,101)    (111,957)
                                                              -------    --------      -------    ---------
  Net decrease..............................................   (7,400)   $(31,173)     (14,540)   $ (62,435)
                                                              =======    ========      =======    =========
PRIMARY B SHARES:
  Issued as reinvestment of distributions...................       --    $     --            1    $       3
  Redeemed..................................................       --          --          (38)        (161)
                                                              -------    --------      -------    ---------
  Net decrease..............................................       --    $     --          (37)   $    (158)
                                                              =======    ========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,217    $  5,084        3,139    $  13,477
  Shares issued upon conversion from Investor B Shares......       38         158           61          261
  Issued as reinvestment of distributions...................      192         801          334        1,437
  Redeemed..................................................   (2,607)    (10,872)      (5,300)     (22,624)
                                                              -------    --------      -------    ---------
  Net decrease..............................................   (1,160)   $ (4,829)      (1,766)   $  (7,449)
                                                              =======    ========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      457    $  1,907        1,207    $   5,207
  Issued as reinvestment of distributions...................       94         393          213          919
  Shares redeemed upon conversion from Investor A Shares....      (38)       (158)         (61)        (261)
  Redeemed..................................................   (2,187)     (9,132)      (3,718)     (15,901)
                                                              -------    --------      -------    ---------
  Net decrease..............................................   (1,674)   $ (6,990)      (2,359)   $ (10,036)
                                                              =======    ========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       92    $    383          451    $   1,947
  Issued as reinvestment of distributions...................       19          81           64          273
  Redeemed..................................................     (644)     (2,682)      (1,913)      (8,170)
                                                              -------    --------      -------    ---------
  Net decrease..............................................     (533)   $ (2,218)      (1,398)   $  (5,950)
                                                              =======    ========      =======    =========
  Total net decrease........................................  (10,767)   $(45,210)     (20,100)   $ (86,028)
                                                              =======    ========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        GOVERNMENT SECURITIES
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     533    $  5,617         777    $  8,212
  Issued as reinvestment of distributions...................       3          34           5          50
  Redeemed..................................................  (2,129)    (22,286)     (3,174)    (33,843)
                                                              ------    --------      ------    --------
  Net decrease..............................................  (1,593)   $(16,635)     (2,392)   $(25,581)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     168    $  1,759       1,107    $ 11,828
  Shares issued upon conversion from Investor B Shares......      14         149          49         532
  Shares issued upon conversion from Investor C Shares......       0(a)        2          32         338
  Issued as reinvestment of distributions...................      90         941         102       1,090
  Redeemed..................................................  (1,045)    (10,926)     (2,213)    (23,499)
                                                              ------    --------      ------    --------
  Net decrease..............................................    (773)   $ (8,075)       (923)   $ (9,711)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     150    $  1,568         359    $  3,850
  Issued as reinvestment of distributions...................     (14)       (149)         76         814
  Shares redeemed upon conversion into Investor A Shares....      62         648         (49)       (532)
  Redeemed..................................................  (1,068)    (11,197)     (2,144)    (22,804)
                                                              ------    --------      ------    --------
  Net decrease..............................................    (870)   $ (9,130)     (1,758)   $(18,672)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      19    $    198          50    $    535
  Shares redeemed upon conversion into Investor A Shares....      (2)         (2)        (32)       (338)
  Issued as reinvestment of distributions...................       2          16           3          29
  Redeemed..................................................     (45)       (487)       (205)     (2,178)
                                                              ------    --------      ------    --------
  Net decrease..............................................     (26)   $   (275)       (184)   $ (1,952)
                                                              ======    ========      ======    ========
  Total net decrease........................................  (3,262)   $(34,115)     (5,257)   $(55,916)
                                                              ======    ========      ======    ========

---------------

(a)
  Amount represents less than 500 shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

                                                                            INTERMEDIATE BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   10,308    $  99,248       14,503    $ 143,638
  Issued as reinvestment of distributions...................      254        2,409          342        3,356
  Redeemed..................................................  (16,187)    (155,878)     (16,479)    (163,401)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................   (5,625)   $ (54,221)      (1,634)   $ (16,407)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      623    $   6,023        1,140    $  11,368
  Shares issued upon conversion from Investor B Shares......       16          151            6           63
  Issued as reinvestment of distributions...................       83          792          105        1,035
  Redeemed..................................................   (1,331)     (12,857)      (1,605)     (15,909)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................     (609)   $  (5,891)        (354)   $  (3,443)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       75    $     723          211    $   2,098
  Issued as reinvestment of distributions...................       26          251           34          331
  Shares redeemed upon conversion into Investor A Shares....      (16)        (151)          (6)         (63)
  Redeemed..................................................     (377)      (3,620)        (427)      (4,208)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................     (292)   $  (2,797)        (188)   $  (1,842)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       52    $     555          193    $   2,140
  Issued as reinvestment of distributions...................        3           31            5           54
  Redeemed..................................................     (198)      (2,124)        (234)      (2,575)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................     (143)   $  (1,538)         (36)   $    (381)
                                                              =======    =========      =======    =========
  Total net decrease........................................   (6,669)   $ (64,447)      (2,212)   $ (22,073)
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                   BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   21,748    $ 216,128       31,886    $ 319,377
  Issued as reinvestment of distributions...................    1,748       17,206        1,520       15,288
  Redeemed..................................................  (55,968)    (555,773)     (59,490)    (596,534)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................  (32,472)   $(322,439)     (26,084)   $(261,869)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,312    $  13,020        3,272    $  32,682
  Shares issued upon conversion from Investor B Shares......       13          127           56          563
  Shares issued upon conversion from Investor C Shares......        7            7           --           --
  Issued as reinvestment of distributions...................      112        1,103           96          963
  Redeemed..................................................   (2,091)     (20,658)      (4,062)     (40,483)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................     (647)   $  (6,401)        (638)   $  (6,275)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       55    $     544          223    $   2,240
  Issued as reinvestment of distributions...................       39          380           43          428
  Shares redeemed upon conversion into Investor A Shares....      (13)        (127)         (53)        (529)
  Redeemed..................................................     (420)      (4,158)        (763)      (7,593)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................     (339)   $  (3,361)        (550)   $  (5,454)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       24    $     241           31    $     313
  Shares redeemed upon conversion into Investor A Shares....       (7)          (7)          (3)         (34)
  Issued as reinvestment of distributions...................        4           38            5           49
  Redeemed..................................................      (50)        (562)        (136)      (1,359)
                                                              -------    ---------      -------    ---------
  Net decrease..............................................      (29)   $    (290)        (103)   $  (1,031)
                                                              =======    =========      =======    =========
  Total net decrease........................................  (33,487)   $(332,491)     (27,375)   $(274,629)
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

                                                                           STRATEGIC INCOME
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2005          MARCH 31, 2004
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,713    $ 37,602       7,114    $ 71,908
  Issued as reinvestment of distributions...................      16         165          24         237
  Redeemed..................................................  (3,958)    (40,080)     (4,177)    (42,064)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (229)   $ (2,313)      2,961    $ 30,081
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     374    $  3,775         773    $  7,769
  Shares issued upon conversion from Investor B Shares......      32         330           5          55
  Issued as reinvestment of distributions...................      72         727          94         944
  Redeemed..................................................    (830)     (8,393)       (989)     (9,957)
                                                              ------    --------      ------    --------
  Net decrease..............................................    (352)   $ (3,561)       (117)   $ (1,189)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     159    $  1,620         444    $  4,458
  Issued as reinvestment of distributions...................      72         726          99         996
  Shares redeemed upon conversion into Investor A Shares....     (32)       (330)         (5)        (55)
  Redeemed..................................................    (682)     (6,878)       (907)     (9,127)
                                                              ------    --------      ------    --------
  Net decrease..............................................    (483)   $ (4,862)       (369)   $ (3,728)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      35    $    353         163    $  1,638
  Issued as reinvestment of distributions...................       6          61           8          82
  Redeemed..................................................    (128)     (1,288)       (172)     (1,736)
                                                              ------    --------      ------    --------
  Net decrease..............................................     (87)   $   (874)         (1)   $    (16)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (1,151)   $(11,610)      2,474    $ 25,148
                                                              ======    ========      ======    ========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             HIGH YIELD BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2005            MARCH 31, 2004
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   26,353    $ 252,451       64,383    $ 603,900
  Issued as reinvestment of distributions...................    1,371       12,965        1,006        9,559
  Redeemed..................................................  (33,184)    (318,332)     (38,114)    (363,681)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (5,460)   $ (52,916)      27,275    $ 249,778
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   12,625    $ 118,691       33,590    $ 309,598
  Shares issued upon conversion from Investor B Shares......       29          313            6           60
  Issued as reinvestment of distributions...................    1,478       13,909          808        7,636
  Redeemed..................................................  (16,371)    (155,165)     (29,066)    (271,166)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (2,239)   $ (22,252)       5,338    $  46,128
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    1,314    $  12,453        5,309    $  48,924
  Issued as reinvestment of distributions...................    1,050        9,835          631        5,950
  Shares redeemed upon conversion into Investor A Shares....      (29)        (279)          (6)         (60)
  Redeemed..................................................   (3,137)     (29,676)      (2,304)     (21,948)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (802)   $  (7,667)       3,630    $  32,866
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    1,422    $  13,404        4,655    $  42,641
  Issued as reinvestment of distributions...................      401        3,747          252        2,352
  Redeemed..................................................   (2,990)     (28,220)      (2,265)     (21,147)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,167)   $ (11,069)       2,642    $  23,846
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (9,668)   $ (93,904)      38,885    $ 352,618
                                                              =======    =========      =======    =========

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 96

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SHORT-TERM INCOME
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $10.06         $0.24           $(0.25)          $(0.01)         $(0.23)
Year ended 3/31/2004(c)...................    10.08          0.22             0.04             0.26           (0.23)
Year ended 3/31/2003(c)...................     9.82          0.31             0.29             0.60           (0.31)
Year ended 3/31/2002(c)...................     9.80          0.48             0.02             0.50           (0.48)
Year ended 3/31/2001......................     9.51          0.58             0.29             0.87           (0.58)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $10.07         $0.21           $(0.23)          $(0.02)         $(0.21)
Year ended 3/31/2004(c)...................    10.10          0.20             0.02             0.22           (0.20)
Year ended 3/31/2003(c)...................     9.83          0.28             0.30             0.58           (0.28)
Year ended 3/31/2002(c)...................     9.81          0.45             0.02             0.47           (0.45)
Year ended 3/31/2001......................     9.51          0.56             0.30             0.86           (0.56)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $10.07         $0.14           $(0.24)          $(0.10)         $(0.14)
Year ended 3/31/2004(c)...................    10.09          0.13             0.03             0.16           (0.13)
Year ended 3/31/2003(c)...................     9.83          0.21             0.29             0.50           (0.21)
Year ended 3/31/2002(c)...................     9.80          0.38             0.03             0.41           (0.38)
Year ended 3/31/2001......................     9.51          0.48             0.29             0.77           (0.48)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $10.07         $0.13           $(0.23)          $(0.10)         $(0.14)
Year ended 3/31/2004(c)...................    10.09          0.13             0.03             0.16           (0.13)
Year ended 3/31/2003(c)...................     9.83          0.21             0.29             0.50           (0.21)
Year ended 3/31/2002(c)...................     9.80          0.38             0.03             0.41           (0.38)
Year ended 3/31/2001......................     9.51          0.48             0.29             0.77           (0.48)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The Reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares and 1.57% each for Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without the waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.56% for Primary A Shares, 0.81% for Investor A Shares and 1.56% each for Investor B and C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                               ---------------
                                                                      RATIO OF       RATIO OF                     RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS    OPERATING   NET INVESTMENT                  OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF     EXPENSES TO    INCOME TO      PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD     AVERAGE NET   AVERAGE NET     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(A)     (000)       ASSETS(B)       ASSETS         RATE       NET ASSETS(B)
------------------------------------------------------------------------------------------------------------------------------

   $(0.02)         $(0.25)       $ 9.80       (0.04)%   $  926,514      0.48%          2.37%          128%            0.58%(f)
    (0.05)          (0.28)        10.06        2.60      1,099,131      0.47(d)        2.24           164             0.60(e)
    (0.03)          (0.34)        10.08        6.18        791,981      0.50           2.99            54             0.60
       --           (0.48)         9.82        5.19        493,457      0.52           4.79            80             0.62
       --           (0.58)         9.80        9.44        358,812      0.51           6.04            42             0.61

   $(0.02)         $(0.23)       $ 9.82       (0.19)%   $   38,130      0.73%          2.10%          128%            0.83%(f)
    (0.05)          (0.25)        10.07        2.23        122,202      0.72(d)        1.99           164             0.85(e)
    (0.03)          (0.31)        10.10        6.01        130,036      0.75           2.74            54             0.85
       --           (0.45)         9.83        4.91         99,453      0.77           4.54            80             0.87
       --           (0.56)         9.81        9.28          7,658      0.76           5.79            42             0.86

   $(0.02)         $(0.16)       $ 9.81       (1.03)%   $    1,477      1.48%          1.37%          128%            1.58%(f)
    (0.05)          (0.18)        10.07        1.58          1,775      1.47(d)        1.24           164             1.60(e)
    (0.03)          (0.24)        10.09        5.12          2,170      1.50           1.99            54             1.60
       --           (0.38)         9.83        4.25          2,511      1.52           3.79            80             1.62
       --           (0.48)         9.80        8.36          2,515      1.51           5.04            42             1.61

   $(0.02)         $(0.16)       $ 9.81       (1.03)%   $   17,980      1.48%          1.36%          128%            1.58%(f)
    (0.05)          (0.18)        10.07        1.58         32,267      1.47(d)        1.24           164             1.60(e)
    (0.03)          (0.24)        10.09        5.12         54,350      1.50           1.99            54             1.60
       --           (0.38)         9.83        4.23         39,515      1.52           3.79            80             1.62
       --           (0.48)         9.80        8.37            833      1.51           5.04            42             1.61

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/2005(c)...................    $4.29         $0.12           $(0.15)          $(0.03)         $(0.12)
Year ended 3/31/2004(c)...................     4.36          0.10             0.02             0.12           (0.11)
Year ended 3/31/2003(c)...................     4.16          0.12             0.32             0.44           (0.13)
Year ended 3/31/2002(c)...................     4.15          0.18             0.01             0.19           (0.18)
Year ended 3/31/2001......................     3.94          0.23             0.21             0.44           (0.23)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................    $4.29         $0.11           $(0.15)          $(0.04)         $(0.11)
Year ended 3/31/2004(c)...................     4.36          0.09             0.02             0.11           (0.10)
Year ended 3/31/2003(c)...................     4.16          0.11             0.32             0.43           (0.12)
Year ended 3/31/2002(c)...................     4.15          0.17             0.01             0.18           (0.17)
Year ended 3/31/2001......................     3.94          0.22             0.21             0.43           (0.22)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................    $4.29         $0.08           $(0.16)          $(0.08)         $(0.07)
Year ended 3/31/2004(c)...................     4.36          0.06             0.02             0.08           (0.07)
Year ended 3/31/2003(c)...................     4.16          0.07             0.32             0.39           (0.08)
Year ended 3/31/2002(c)...................     4.15          0.13             0.01             0.14           (0.13)
Year ended 3/31/2001......................     3.94          0.19             0.21             0.40           (0.19)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................    $4.28         $0.08           $(0.16)          $(0.08)         $(0.07)
Year ended 3/31/2004(c)...................     4.36          0.06             0.01             0.07           (0.07)
Year ended 3/31/2003(c)...................     4.15          0.07             0.33             0.40           (0.08)
Year ended 3/31/2002(c)...................     4.14          0.12             0.01             0.13           (0.12)
Year ended 3/31/2001......................     3.93          0.19             0.21             0.40           (0.19)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares, 1.57% each for Investor B and Investor C Shares.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares and 1.57% each for Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without the waivers and/or expense reimbursements. Absent these non-recurring cost, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.60% for Primary A Shares, 0.85% for Investor A Shares and 1.60% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                               ---------------
                                                                      RATIO OF       RATIO OF                     RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS    OPERATING   NET INVESTMENT                  OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF     EXPENSES TO      INCOME       PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD     AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(A)     (000)       ASSETS(B)     NET ASSETS       RATE       NET ASSETS(B)
------------------------------------------------------------------------------------------------------------------------------

   $(0.02)         $(0.14)        $4.12       (0.78)%    $299,649       0.60%          2.82%          129%          0.62%(f)
    (0.08)          (0.19)         4.29        2.80       343,859       0.56(d)        2.38           206           0.60(e)
    (0.11)          (0.24)         4.36       10.74       413,039       0.62           2.71           180           0.62
       --           (0.18)         4.16        4.68       390,543       0.62           4.24           486           0.62
       --           (0.23)         4.15       11.56       496,821       0.59           5.77           108           0.59

   $(0.02)         $(0.13)        $4.12       (1.03)%    $ 32,799       0.85%          2.59%          129%          0.87%(f)
    (0.08)          (0.18)         4.29        2.55        39,133       0.81(d)        2.13           206           0.85(e)
    (0.11)          (0.23)         4.36       10.46        47,480       0.87           2.46           180           0.87
       --           (0.17)         4.16        4.42        41,926       0.87           3.99           486           0.87
       --           (0.22)         4.15       11.31        44,244       0.82           5.54           108           0.84

   $(0.02)         $(0.09)        $4.12       (1.77)%    $ 19,086       1.60%          1.83%          129%          1.62%(f)
    (0.08)          (0.15)         4.29        1.78        27,060       1.56(d)        1.38           206           1.60(e)
    (0.11)          (0.19)         4.36        9.64        37,804       1.62           1.71           180           1.62
       --           (0.13)         4.16        3.64        17,474       1.62           3.24           486           1.62
       --           (0.19)         4.15       10.46         8,199       1.59           4.77           108           1.59

   $(0.02)         $(0.09)        $4.11       (1.77)%    $  4,307       1.60%          1.83%          129%          1.62%(f)
    (0.08)          (0.15)         4.28        1.56         6,770       1.56(d)        1.38           206           1.60(e)
    (0.11)          (0.19)         4.36        9.91        12,975       1.62           1.71           180           1.62
       --           (0.12)         4.15        3.63         6,820       1.62           3.24           486           1.62
       --           (0.19)         4.14       10.49         1,079       1.59           4.77           108           1.59

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GOVERNMENT SECURITIES
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $10.76         $0.33           $(0.30)          $ 0.03          $(0.33)
Year ended 3/31/2004(c)...................    10.74          0.29             0.05             0.34           (0.32)
Year ended 3/31/2003(c)...................     9.79          0.28             0.98             1.26           (0.31)
Year ended 3/31/2002(c)...................     9.87          0.43            (0.07)            0.36           (0.44)
Year ended 3/31/2001......................     9.38          0.60             0.48             1.08           (0.59)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $10.75         $0.31           $(0.30)          $ 0.01          $(0.31)
Year ended 3/31/2004(c)...................    10.72          0.26             0.06             0.32           (0.29)
Year ended 3/31/2003(c)...................     9.78          0.26             0.97             1.23           (0.29)
Year ended 3/31/2002(c)...................     9.86          0.41            (0.07)            0.34           (0.42)
Year ended 3/31/2001......................     9.37          0.57             0.49             1.06           (0.57)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $10.76         $0.23           $(0.30)          $(0.07)         $(0.23)
Year ended 3/31/2004(c)...................    10.74          0.19             0.04             0.23           (0.21)
Year ended 3/31/2003(c)...................     9.79          0.19             0.97             1.16           (0.21)
Year ended 3/31/2002(c)...................     9.87          0.33            (0.07)            0.26           (0.34)
Year ended 3/31/2001......................     9.38          0.50             0.49             0.99           (0.50)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $10.73         $0.23           $(0.30)          $(0.07)         $(0.23)
Year ended 3/31/2004(c)...................    10.71          0.18             0.05             0.23           (0.21)
Year ended 3/31/2003(c)...................     9.76          0.19             0.97             1.16           (0.21)
Year ended 3/31/2002(c)...................     9.84          0.33            (0.07)            0.26           (0.34)
Year ended 3/31/2001......................     9.34          0.52             0.48             1.00           (0.50)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The reimbursement from Investment Advisor is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.80% for Primary A Shares, 1.05% for Investor A Shares and 1.80% each for Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without the waivers and/or expense reimbursements. Absent these non-recurring cost, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.84% for Primary A Shares, 1.09% for Investor A Shares and 1.84% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS

                                                                                    WITHOUT WAIVERS
                                                                                     AND/OR EXPENSE
                                                                                     REIMBURSEMENTS
                                                                                   ------------------
                                          RATIO OF       RATIO OF                       RATIO OF
                            NET ASSETS    OPERATING   NET INVESTMENT                   OPERATING
  NET ASSET                   END OF     EXPENSES TO    INCOME TO      PORTFOLIO      EXPENSES TO
    VALUE         TOTAL       PERIOD     AVERAGE NET   AVERAGE NET     TURNOVER         AVERAGE
END OF PERIOD   RETURN(A)     (000)       ASSETS(B)       ASSETS         RATE        NET ASSETS(B)
-----------------------------------------------------------------------------------------------------

   $10.46          0.33%     $ 86,914       0.73%          3.19%          309%            0.86%(f)
    10.76          3.20       106,547       0.66(d)        2.68           244             0.83(e)
    10.74         13.02       132,009       0.71           2.72           196             0.84
     9.79          3.70       168,621       0.73           4.31           522             0.86
     9.87         11.97       153,799       0.75           6.21           183             0.86

   $10.45          0.08%     $ 39,937       0.98%          2.95%          309%            1.11%(c)(f)
    10.75          3.04        49,385       0.91(d)        2.43           244             1.08(e)
    10.72         12.65        59,171       0.96           2.47           196             1.09
     9.78          3.45        54,167       0.98           4.06           522             1.11
     9.86         11.70        57,641       1.00           5.96           183             1.11

   $10.46         (0.66)%    $ 33,136       1.73%          2.19%          309%            1.86%(c)(f)
    10.76          2.18        43,451       1.66(d)        1.68           244             1.83(e)
    10.74         11.91        62,227       1.71           1.72           196             1.84
     9.79          2.67        49,611       1.73           3.31           522             1.86
     9.87         10.86        27,544       1.75           5.21           183             1.86

   $10.43         (0.66)%    $  1,159       1.73%          2.19%          309%            1.86%(c)(f)
    10.73          2.19         1,472       1.66(d)        1.68           244             1.83(e)
    10.71         11.95         3,435       1.71           1.72           196             1.84
     9.76          2.68         2,200       1.73           3.31           522             1.86
     9.84         11.03         1,213       1.75           5.21           183             1.86

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
INTERMEDIATE BOND(B)(C)
PRIMARY A SHARES
Year ended 3/31/2005......................   $ 9.94         $0.31           $(0.39)          $(0.08)         $(0.30)
Year ended 3/31/2004......................     9.93          0.29             0.14             0.43           (0.30)
Year ended 3/31/2003......................     9.41          0.34             0.64             0.98           (0.34)
Year ended 3/31/2002......................     9.52          0.49            (0.11)            0.38           (0.49)
Year ended 3/31/2001......................     9.13          0.58             0.39             0.97           (0.58)
INVESTOR A SHARES
Year ended 3/31/2005......................   $ 9.97         $0.28           $(0.38)          $(0.10)         $(0.28)
Year ended 3/31/2004......................     9.96          0.26             0.15             0.41           (0.28)
Year ended 3/31/2003......................     9.43          0.32             0.65             0.97           (0.32)
Year ended 3/31/2002......................     9.55          0.47            (0.12)            0.35           (0.47)
Year ended 3/31/2001......................     9.15          0.56             0.40             0.96           (0.56)
INVESTOR B SHARES
Year ended 3/31/2005......................   $ 9.92         $0.21           $(0.38)          $(0.17)         $(0.21)
Year ended 3/31/2004......................     9.91          0.19             0.14             0.33           (0.20)
Year ended 3/31/2003......................     9.39          0.25             0.64             0.89           (0.25)
Year ended 3/31/2002......................     9.51          0.40            (0.12)            0.28           (0.40)
Year ended 3/31/2001......................     9.13          0.47             0.42             0.89           (0.51)
INVESTOR C SHARES
Year ended 3/31/2005......................   $11.07         $0.23           $(0.42)          $(0.19)         $(0.21)
Year ended 3/31/2004......................    11.02          0.20             0.17             0.37           (0.20)
Year ended 3/31/2003......................    10.39          0.23             0.75             0.98           (0.23)
Year ended 3/31/2002......................    10.47          0.39            (0.08)            0.31           (0.39)
Year ended 3/31/2001......................     9.32          0.47             1.09             1.56           (0.41)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Intermediate Bond Master Portfolio.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS FUNDS

                                                                                                           WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                           ---------------
                                                                             RATIO OF        RATIO OF         RATIO OF
                                                               NET ASSETS    OPERATING    NET INVESTMENT      OPERATING
DISTRIBUTIONS    TOTAL DIVIDENDS     NET ASSET                   END OF     EXPENSES TO     INCOME TO        EXPENSES TO
   FROM NET            AND             VALUE         TOTAL       PERIOD     AVERAGE NET    AVERAGE NET         AVERAGE
REALIZED GAINS    DISTRIBUTIONS    END OF PERIOD   RETURN(A)     (000)        ASSETS          ASSETS         NET ASSETS
--------------------------------------------------------------------------------------------------------------------------



    $(0.09)          $(0.39)          $ 9.47         (0.73)%    $594,657       0.64%           3.17%            0.68%
     (0.12)           (0.42)            9.94          4.44       680,063       0.68            2.94             0.69
     (0.12)           (0.46)            9.93         10.62       695,894       0.70            3.46             0.70
        --            (0.49)            9.41          4.04       261,018       0.78            4.80             0.86
        --            (0.58)            9.52         11.04        51,178       0.78            6.31             0.81



    $(0.09)          $(0.37)          $ 9.50         (0.99)%    $ 21,279       0.89%           2.92%            0.93%
     (0.12)           (0.40)            9.97          4.17        28,403       0.93            2.69             0.94
     (0.12)           (0.44)            9.96         10.43        31,915       0.95            3.21             0.95
        --            (0.47)            9.43          3.66        58,167       1.03            4.55             1.11
        --            (0.56)            9.55         10.88        62,617       1.03            6.06             1.06



    $(0.09)          $(0.30)          $ 9.45         (1.73)%    $  8,565       1.64%           2.17%            1.68%
     (0.12)           (0.32)            9.92          3.41        11,883       1.68            1.94             1.69
     (0.12)           (0.37)            9.91          9.59        13,739       1.70            2.46             1.70
        --            (0.40)            9.39          2.94         7,003       1.78            3.80             1.86
        --            (0.51)            9.51          9.99         1,290       1.78            5.31             1.81



    $(0.09)          $(0.30)          $10.58         (1.74)%    $  3,473       1.64%           2.17%            1.68%
     (0.12)           (0.32)           11.07          3.42         5,222       1.68            1.94             1.69
     (0.12)           (0.35)           11.02          9.59         5,605       1.70            2.46             1.70
        --            (0.39)           10.39          2.94         2,586       1.78            3.80             1.86
        --            (0.41)           10.47         17.06           797       1.78            5.31             1.81

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
BOND
PRIMARY A SHARES
Year ended 3/31/2005(c)...................   $10.17         $0.33           $(0.18)           $0.15          $(0.36)
Year ended 3/31/2004(c)...................    10.00          0.36             0.23             0.59           (0.36)
Year ended 3/31/2003(c)...................     9.66          0.35             0.53             0.88           (0.37)
Year ended 3/31/2002(c)...................     9.78          0.53            (0.11)            0.42           (0.54)
Year ended 3/31/2001......................     9.37          0.62             0.41             1.03           (0.62)
INVESTOR A SHARES
Year ended 3/31/2005(c)...................   $10.17         $0.31           $(0.19)           $0.12          $(0.34)
Year ended 3/31/2004(c)...................     9.99          0.34             0.24             0.58           (0.34)
Year ended 3/31/2003(c)...................     9.65          0.33             0.53             0.86           (0.35)
Year ended 3/31/2002(c)...................     9.78          0.50            (0.12)            0.38           (0.51)
Year ended 3/31/2001......................     9.37          0.60             0.41             1.01           (0.60)
INVESTOR B SHARES
Year ended 3/31/2005(c)...................   $10.17         $0.23           $(0.18)           $0.05          $(0.26)
Year ended 3/31/2004(c)...................     9.99          0.26             0.24             0.50           (0.26)
Year ended 3/31/2003(c)...................     9.66          0.25             0.52             0.77           (0.27)
Year ended 3/31/2002(c)...................     9.78          0.43            (0.11)            0.32           (0.44)
Year ended 3/31/2001......................     9.37          0.52             0.41             0.93           (0.52)
INVESTOR C SHARES
Year ended 3/31/2005(c)...................   $10.17         $0.23           $(0.19)           $0.04          $(0.26)
Year ended 3/31/2004(c)...................     9.99          0.26             0.24             0.50           (0.26)
Year ended 3/31/2003(c)...................     9.65          0.25             0.53             0.78           (0.27)
Year ended 3/31/2002(c)...................     9.78          0.43            (0.12)            0.31           (0.44)
Year ended 3/31/2001......................     9.37          0.52             0.41             0.93           (0.52)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

(e)The effect of the non-recurring costs assumed by Bank of America Corporation is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Primary A Shares, 0.91% for Investor A Shares and 1.66% each for Investor B and Investor C Shares.

 (f)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.64% for Primary A Shares, 0.89% for Investor A Shares and 1.64% each for Investor B and Investor C Shares.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS

                                                                                                               WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                               ---------------
                                                                      RATIO OF       RATIO OF                     RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET               NET ASSETS    OPERATING   NET INVESTMENT                  OPERATING
  FROM NET        DIVIDENDS       VALUE                   END OF     EXPENSES TO    INCOME TO      PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF       TOTAL       PERIOD     AVERAGE NET   AVERAGE NET     TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS    PERIOD     RETURN(A)     (000)       ASSETS(B)       ASSETS         RATE       NET ASSETS(B)
------------------------------------------------------------------------------------------------------------------------------
   $(0.15)         $(0.51)       $ 9.81        1.56%    $1,861,448      0.58%          3.30%          402%          0.66%(f)
    (0.06)          (0.42)        10.17        6.07      2,260,519      0.65           3.61           398           0.68(e)
    (0.17)          (0.54)        10.00        9.32      2,482,229      0.67           3.50           488           0.67
       --           (0.54)         9.66        4.33      2,256,647      0.68(d)        5.28           314           0.68
       --           (0.62)         9.78       11.39      2,333,703      0.67           6.53           120           0.67

   $(0.15)         $(0.49)       $ 9.80        1.21%    $   30,409      0.83%          3.08%          402%          0.91%(f)
    (0.06)          (0.40)        10.17        5.92         38,114      0.90           3.36           398           0.93(e)
    (0.17)          (0.52)         9.99        9.05         43,828      0.92           3.25           488           0.92
       --           (0.51)         9.65        3.96         40,902      0.93(d)        5.03           314           0.93
       --           (0.60)         9.78       11.11         27,220      0.92           6.28           120           0.92

   $(0.15)         $(0.41)       $ 9.81        0.55%    $    9,707      1.58%          2.32%          402%          1.66%(f)
    (0.06)          (0.32)        10.17        5.13         13,518      1.65           2.61           398           1.68(e)
    (0.17)          (0.44)         9.99        8.13         18,783      1.67           2.50           488           1.67
       --           (0.44)         9.66        3.29         16,877      1.68(d)        4.28           314           1.68
       --           (0.52)         9.78       10.29          6,994      1.67           5.53           120           1.67

   $(0.15)         $(0.41)       $ 9.80        0.45%    $    1,470      1.58%          2.32%          402%          1.66%(f)
    (0.06)          (0.32)        10.17        5.13          1,823      1.65           2.61           398           1.68(e)
    (0.17)          (0.44)         9.99        8.24          2,823      1.67           2.50           488           1.67
       --           (0.44)         9.65        3.18          2,387      1.68(d)        4.28           314           1.68
       --           (0.52)         9.78       10.28          1,321      1.67           5.53           120           1.67

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
STRATEGIC INCOME(C)
PRIMARY A SHARES
Year ended 3/31/2005......................   $10.26         $0.45           $(0.18)           $0.27          $(0.45)
Year ended 3/31/2004......................     9.84          0.44             0.49             0.93           (0.51)
Year ended 3/31/2003......................     9.61          0.46             0.23             0.69           (0.46)
Year ended 3/31/2002......................     9.89          0.58            (0.26)            0.32           (0.60)
Year ended 3/31/2001......................     9.53          0.66             0.35             1.01           (0.65)
INVESTOR A SHARES
Year ended 3/31/2005......................   $10.25         $0.43           $(0.18)           $0.25          $(0.43)
Year ended 3/31/2004......................     9.83          0.42             0.49             0.91           (0.49)
Year ended 3/31/2003......................     9.60          0.45             0.23             0.68           (0.45)
Year ended 3/31/2002......................     9.88          0.55            (0.26)            0.29           (0.57)
Year ended 3/31/2001......................     9.52          0.63             0.36             0.99           (0.63)
INVESTOR B SHARES
Year ended 3/31/2005......................   $10.26         $0.35           $(0.18)           $0.17          $(0.35)
Year ended 3/31/2004......................     9.84          0.34             0.49             0.83           (0.41)
Year ended 3/31/2003......................     9.61          0.37             0.23             0.60           (0.37)
Year ended 3/31/2002......................     9.89          0.48            (0.26)            0.22           (0.50)
Year ended 3/31/2001                           9.52          0.56             0.37             0.93           (0.56)
INVESTOR C SHARES
Year ended 3/31/2005......................   $10.25         $0.35           $(0.18)           $0.17          $(0.35)
Year ended 3/31/2004......................     9.83          0.34             0.49             0.83           (0.41)
Year ended 3/31/2003......................     9.60          0.37             0.23             0.60           (0.37)
Year ended 3/31/2002......................     9.88          0.48            (0.26)            0.22           (0.50)
Year ended 3/31/2001......................     9.52          0.56             0.36             0.92           (0.56)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The effect of the custodial expense offset (see Note 3) on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(c)Per share net investment income/(loss) has been calculated using the monthly average shares method.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS

                                                                                                WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                                                                 --------------
                                                        RATIO        RATIO NET                      RATIO OF
    TOTAL       NET ASSET               NET ASSETS    OPERATING      INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                   END OF     EXPENSES TO     INCOME TO     PORTFOLIO      EXPENSES TO
     AND         END OF       TOTAL       PERIOD     AVERAGE NET    AVERAGE NET    TURNOVER         AVERAGE
DISTRIBUTIONS    PERIOD     RETURN(A)     (000)         ASSETS         ASSETS        RATE          NET ASSETS
-----------------------------------------------------------------------------------------------------------------

   $(0.45)       $10.08        2.74%     $167,591        0.77%(b)       4.44%         417%            0.83%(b)
    (0.51)        10.26        9.68       172,932        0.71(b)        4.40          411             0.81(b)
    (0.46)         9.84        7.39       136,688        0.78(b)        4.78          255             0.88(b)
    (0.60)         9.61        3.30       143,283        0.81(b)        5.52          199             0.91(b)
    (0.65)         9.89       11.06       177,877        0.72           6.76          238             0.84

   $(0.43)       $10.07        2.48%     $ 28,368        1.02%(b)       4.20%         417%            1.08%(b)
    (0.49)        10.25        9.42        32,481        0.96(b)        4.15          411             1.06(b)
    (0.45)         9.83        7.14        32,300        1.03(b)        4.53          255             1.13(b)
    (0.57)         9.60        3.05        26,543        1.06(b)        5.27          199             1.16(b)
    (0.63)         9.88       10.80        29,102        0.97           6.51          238             1.09

   $(0.35)       $10.08        1.72%     $ 29,068        1.77%(b)       3.44%         417%            1.83%(b)
    (0.41)        10.26        8.60        34,537        1.71(b)        3.40          411             1.81(b)
    (0.37)         9.84        6.33        36,736        1.78(b)        3.78          255             1.88(b)
    (0.50)         9.61        2.28        45,960        1.81(b)        4.52          199             1.91(b)
    (0.56)         9.89       10.08        50,251        1.72           5.76          238             1.84

   $(0.35)       $10.07        1.72%     $  2,740        1.77%(b)       3.44%(d)      417%            1.83%(b)
    (0.41)        10.25        8.61         3,681        1.71(b)        3.40          411             1.81(b)
    (0.37)         9.83        6.33         3,541        1.78(b)        3.78          255             1.88(b)
    (0.50)         9.60        2.28         1,997        1.81(b)        4.52          199             1.91(b)
    (0.56)         9.88        9.98         1,527        1.72           5.76          238             1.84

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
HIGH YIELD BOND(B)(C)
PRIMARY A SHARES
Year ended 3/31/2005......................    $9.86         $0.67           $ 0.04            $0.71          $(0.68)
Year ended 3/31/2004......................     8.57          0.73             1.38             2.11           (0.73)
Year ended 3/31/2003......................     8.86          0.77            (0.29)            0.48           (0.77)
Year ended 3/31/2002......................     9.27          0.86            (0.34)            0.52           (0.88)
Year ended 3/31/2001......................     9.90          0.96            (0.54)            0.42           (1.05)
INVESTOR A SHARES
Year ended 3/31/2005......................    $9.79         $0.66           $ 0.03            $0.69          $(0.65)
Year ended 3/31/2004......................     8.52          0.70             1.36             2.06           (0.70)
Year ended 3/31/2003......................     8.80          0.75            (0.28)            0.47           (0.75)
Year ended 3/31/2002......................     9.22          0.80            (0.32)            0.48           (0.85)
Year ended 3/31/2001......................     9.88          0.96            (0.58)            0.38           (1.04)
INVESTOR B SHARES
Year ended 3/31/2005......................    $9.77         $0.58           $ 0.04            $0.62          $(0.58)
Year ended 3/31/2004......................     8.51          0.64             1.35             1.99           (0.64)
Year ended 3/31/2003......................     8.80          0.69            (0.29)            0.40           (0.69)
Year ended 3/31/2002......................     9.21          0.76            (0.33)            0.43           (0.79)
Year ended 3/31/2001......................     9.88          0.92            (0.62)            0.30           (0.97)
INVESTOR C SHARES
Year ended 3/31/2005......................    $9.74         $0.58           $ 0.03            $0.61          $(0.58)
Year ended 3/31/2004......................     8.47          0.64             1.36             2.00           (0.64)
Year ended 3/31/2003......................     8.77          0.69            (0.30)            0.39           (0.69)
Year ended 3/31/2002......................     9.19          0.76            (0.34)            0.42           (0.79)
Year ended 3/31/2001......................     9.87          0.90            (0.61)            0.29           (0.97)

---------------

(a)Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

(b)The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the High Yield Bond Master Portfolio.

(c)Per share net investment income has been calculated using the monthly average shares method.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 110

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                       AND/OR EXPENSE
                                                                                                       REIMBURSEMENTS
                                                                                                       ---------------
                                                                          RATIO OF       RATIO OF         RATIO OF
DISTRIBUTIONS       TOTAL                                   NET ASSETS   OPERATING    NET INVESTMENT      OPERATING
  FROM NET        DIVIDENDS       NET ASSET                   END OF      EXPENSES        INCOME         EXPENSES TO
  REALIZED           AND            VALUE         TOTAL       PERIOD     TO AVERAGE     TO AVERAGE         AVERAGE
    GAINS       DISTRIBUTIONS   END OF PERIOD   RETURN(A)     (000)      NET ASSETS     NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------------------------------------------

   $(0.52)         $(1.20)          $9.37          7.76%     $707,834       0.84%          7.09%            0.84%
    (0.09)          (0.82)           9.86         25.30       798,398       0.84           7.62             0.84
       --           (0.77)           8.57          6.19       460,639       0.90           9.47             0.90
    (0.05)          (0.93)           8.86          6.05       194,867       0.93           9.75             1.00
       --           (1.05)           9.27          4.51        61,181       0.93          10.97             1.45

   $(0.52)         $(1.17)          $9.31          7.64%     $134,980       1.09%          6.90%            1.09%
    (0.09)          (0.79)           9.79         24.88       163,916       1.09           7.37             1.09
       --           (0.75)           8.52          6.07        97,154       1.15           9.22             1.15
    (0.05)          (0.90)           8.80          5.69        31,551       1.18           9.50             1.25
       --           (1.04)           9.22          3.99         8,344       1.18          10.72             1.70

   $(0.52)         $(1.10)          $9.29          6.89%     $130,088       1.84%          6.17%            1.84%
    (0.09)          (0.73)           9.77         23.91       144,762       1.84           6.62             1.84
       --           (0.69)           8.51          5.20        95,110       1.90           8.47             1.90
    (0.05)          (0.84)           8.80          5.06        64,091       1.93           8.75             2.00
       --           (0.97)           9.21          3.29        22,106       1.93           9.97             2.45

   $(0.52)         $(1.10)          $9.25          6.80%     $ 49,066       1.84%          6.21%            1.84%
    (0.09)          (0.73)           9.74         24.15        63,005       1.84           6.62             1.84
       --           (0.69)           8.47          5.09        32,453       1.90           8.47             1.90
    (0.05)          (0.84)           8.77          4.96        15,213       1.93           8.75             2.00
       --           (0.97)           9.19          3.20         1,891       1.93           9.97             2.45

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2005, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the following U.S. government and corporate bond portfolios of Funds Trust (each a "Fund" and collectively, the "Funds"):

Short-Term Income Fund
Short-Intermediate Government Fund
Government Securities Fund
Intermediate Bond Fund
Bond Fund
Strategic Income Fund
High Yield Bond Fund

Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Intermediate Bond Fund and High Yield Bond Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of assets and liabilities reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (96.7% for Intermediate Bond Master Portfolio and 94.0% for High Yield Bond Master Portfolio at March 31, 2005). The financial statements of the Master Portfolios, including their investment portfolios, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invest in the Master Portfolios.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Restricted securities, securities for which market quotations are not readily available, and certain other

NATIONS FUNDS
assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: The Short-Term Income, Short-Intermediate Government, Government Securities, Bond and Strategic Income Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the portfolio's return. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

NATIONS FUNDS

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Repurchase agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase

NATIONS FUNDS
obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The Short-Term Income Fund may invest in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar rolls: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: It is the policy of each Fund (except Intermediate Bond and High Yield Bond) to declare dividends from net investment income daily and to pay such dividends monthly. Intermediate Bond and

NATIONS FUNDS

High Yield Bond Funds declare and pay dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                        FEES ON         FEES ON         FEES ON         FEES ON         FEES ON        FEES ON
                                        AVERAGE         AVERAGE         AVERAGE         AVERAGE         AVERAGE        AVERAGE
                                       NET ASSETS     NET ASSETS      NET ASSETS      NET ASSETS      NET ASSETS      NET ASSETS
                                         FIRST       $500 MILLION    $1 BILLION TO   $1.5 BILLION    $3 BILLION TO       OVER
                                      $500 MILLION   TO $1 BILLION   $1.5 BILLION    TO $3 BILLION    $6 BILLION      $6 BILLION
                                      -------------------------------------------------------------------------------------------
Short-Term Income Fund..............     0.30%          0.30%           0.30%           0.30%           0.30%           0.30%
Short-Intermediate Government
  Fund..............................     0.30%          0.25%           0.25%           0.25%           0.25%           0.25%
Government Securities Fund..........     0.39%          0.34%           0.31%           0.28%           0.27%           0.26%
Bond Fund...........................     0.40%          0.35%           0.32%           0.29%           0.28%           0.27%
Strategic Income Fund...............     0.46%          0.41%           0.38%           0.35%           0.35%           0.35%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (see Note 2 of Notes to financial statements of the Master Portfolios).

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                       FEES ON AVERAGE    FEES ON AVERAGE    FEES ON AVERAGE
                                                         NET ASSETS         NET ASSETS         NET ASSETS
                                                            FIRST         $200 MILLION TO         OVER
                                                        $200 MILLION       $250 MILLION       $250 MILLION
                                                       -----------------------------------------------------
Short-Term Income Fund...............................      0.30%              0.30%              0.30%
Short-Intermediate Government Fund...................      0.30%              0.30%              0.30%
Government Securities Fund...........................      0.50%              0.45%              0.40%
Bond Fund............................................      0.40%              0.40%              0.40%
Strategic Income Fund................................      0.50%              0.50%              0.50%

NATIONS FUNDS

In addition, prior to December 31, 2004, BACAP waived its advisory fees for the Funds set forth below (as a percentage of the Funds' average daily net assets):

Short-Term Income...........................................  0.10%
Government Securities.......................................  0.10%*
Strategic Income............................................  0.10%

---------------

 *Contractual advisory fees are based on asset breakpoints causing this percentage to fluctuate, as the advisory waiver is subject to change in order to maintain a net advisory fee of 0.40% of Government Securities' average daily net assets. The advisory fee waiver presented reflects the maximum advisory fee waiver.

For the year ended March 31, 2005, the effective investment advisory fee rates for the Funds were as follows:

                                                              EFFECTIVE
                                                               FEE RATE
                                                              ----------
Short-Term Income Fund......................................     0.23%
Short-Intermediate Government Fund..........................     0.30%
Government Securities Fund..................................     0.41%
Bond Fund...................................................     0.38%
Strategic Income Fund.......................................     0.42%

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Effective December 1, 2004, BACAP Distributors is entitled to receive a fee, computed daily and paid monthly, at the following annual rates:

                                                               ANNUAL
                                                              FEE RATE
                                                              --------
Short-Term Income Fund......................................    0.14%
Short-Intermediate Government Fund..........................    0.15%
Government Securities Fund..................................    0.14%
Intermediate Bond Fund......................................    0.15%
Bond Fund...................................................    0.15%
Strategic Income Fund.......................................    0.14%
High Yield Bond Fund........................................    0.18%

In addition, effective December 31, 2004, BACAP Distributors has agreed to waived 0.02% of its administration fees for the Short Term Bond Fund.

Prior to December 1, 2004, BACAP Distributors received a monthly administration fee based on the average daily net assets of each of the Funds at the following annual rates:

                                                               ANNUAL
                                                              FEE RATE
                                                              --------
Short-Term Income Fund......................................    0.22%
Short-Intermediate Government Fund..........................    0.22%
Government Securities Fund..................................    0.22%
Intermediate Bond Fund......................................    0.17%
Bond Fund...................................................    0.22%
Strategic Income Fund.......................................    0.22%
High Yield Bond Fund........................................    0.18%

In addition, prior to December 1, 2004, BACAP Distributors waived 0.05% of its administration fees for Government Securities Fund.

NATIONS FUNDS

For the year ended March 31, 2005, the effective administration fee rates for the Funds were as follows:

                                                              EFFECTIVE
                                                              FEE RATE
                                                              ---------
Short-Term Income Fund......................................    0.19%
Short-Intermediate Government Fund..........................    0.20%
Government Securities Fund..................................    0.15%
Intermediate Bond Fund......................................    0.17%
Bond Fund...................................................    0.20%
Strategic Income Fund.......................................    0.19%
High Yield Bond Fund........................................    0.18%

The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of each Fund. For the year ended March 31, 2005, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                              SUB-TRANSFER
                                                               AGENT FEE
FUND                                                             (000)
--------------------------------------------------------------------------
Short-Term Income...........................................       26
Short-Intermediate Government...............................       10
Government Securities.......................................        3
Intermediate Bond...........................................       21
Bond........................................................       61
Strategic Income............................................        6
High Yield Bond.............................................       21

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2005, the Funds were informed that the distributor received the following:

                                                               FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                 SALES CHARGE
                                                                 (000)                        (000)
                                                              ------------    --------------------------------------
FUND                                                           INVESTOR A     INVESTOR A    INVESTOR B    INVESTOR C
--------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................      $  5           $ 2           $ --          $ 3
Short-Intermediate Government...............................        12             1             59           --*
Government Securities.......................................        23            --             64           --*
Intermediate Bond...........................................         8            --             23           --*
Bond........................................................         8            --             26           --*
Strategic Income............................................        28              *            29           --*
High Yield Bond.............................................       296            52            278           22

---------------

 *Amount represents less than $500.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, pays its pro-rata share of the expenses

NATIONS FUNDS
associated with the Office of the Chief Compliance Officer. Each Fund's fee will not exceed $15,000 per year. As of March 31, 2005 the fees paid for the office of the Chief Compliance Officer were as follows:

                                                              CCO FEES
FUND                                                           (000)
----------------------------------------------------------------------
Short-Term Income...........................................     $8
Short-Intermediate Government...............................      6
Government Securities.......................................      4
Intermediate Bond...........................................      8
Bond........................................................      8
Strategic Income............................................      5
High Yield Bond.............................................      8

These amounts are included in "Other expenses" on the Statements of Operations.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

Certain Funds have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                                   ADMINISTRATION FEES
                                                                ADVISORY FEES          (EARNED BY
                                                              (EARNED BY BACAP)    BACAP DISTRIBUTORS)
FUND                                                                (000)                 (000)
------------------------------------------------------------------------------------------------------
Short-Term Income...........................................        $ 59                  $ 31
Short-Intermediate Government...............................           6                     3
Government Securities.......................................           5                     3
Bond........................................................         380                   196
Strategic Income............................................          42                    21

Certain Funds have invested in portfolios contained within the various Nations Trusts, pursuant to an exemptive order received from the Securities and Exchange Commission. Bond Fund has invested in Convertible Securities Fund, a portfolio of Funds Trust. Strategic Income Fund and Bond Fund have invested in High Yield Portfolio, a portfolio of Master Trust. The income earned from such investments is included in their Statements of operations as "Dividend income from affiliated funds". BACAP has agreed to waive advisory fees on Bond Fund's investment in Convertible Securities Fund and this waiver is included in Bond Fund's Statement of operations as "Fees waived by investment advisor, administrator and/or distributor".

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

Prior to March 24, 2005, Strategic Income invested a portion of its assets in High Yield Portfolio (the "Portfolio"), a series of Nations Master Investment Trust. As of the close of business on March 24, 2005, the Portfolio distributed all of its net assets to Strategic Income in exchange for Strategic Income's interest in the Portfolio in complete liquidation of the Portfolio. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to its investors on a daily basis, based on methods approved by the Internal Revenue Service.

NATIONS FUNDS

3.  TOTAL OPERATING EXPENSE LIMITATIONS

During the year ended March 31, 2005, and until July 31, 2005, BACAP and/or BACAP Distributors has agreed to reimburse expenses and/or waive their fees to the extent that the total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                                          ANNUAL RATE
-------------------------------------------------------------------------
Intermediate Bond Fund......................................      0.81%
Bond........................................................      0.60%
High Yield Bond Fund........................................      0.93%

BACAP and/or BACAP Distributors is entitled to recover from Intermediate Bond Fund and Bond Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue. At March 31, 2005, amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                               POTENTIAL         POTENTIAL         AMOUNT
                                                               AMOUNT TO         AMOUNT TO       RECOVERED
                                                             RECOVER WITHIN    RECOVER WITHIN      DURING
                                                             3 YEARS AS OF     2 YEARS AS OF     YEAR ENDED
FUND                                                            3/31/05           3/31/05         3/31/05
-----------------------------------------------------------------------------------------------------------
Bond Fund..................................................       1,044             100                0

Each Fund has an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

4.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for the Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the applicable classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

                                                              CURRENT RATE
                                                               (AFTER FEE         PLAN
                                                                WAIVERS)         LIMIT
                                                              --------------------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................      0.25%*          0.25%
Investor B and Investor C Shareholder Servicing Plans.......      0.25%           0.25%
Investor B and Investor C Distribution Plans................      0.75%           0.75%

---------------

 *Short-Term Income Fund pays its shareholder servicing fees, at the rates shown above, under a separate servicing plan.

5.  FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NATIONS FUNDS

For the year ended March 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, swap payments, dividend reclassifications, redemptions treated as dividends, remedial allocations due to tax rules, defaulted securities and investments in partnerships were identified and reclassified among the components of the Funds' net assets as follows:

                                                               UNDISTRIBUTED/
                                                              (OVERDISTRIBUTED)    ACCUMULATED
                                                               NET INVESTMENT      NET REALIZED    PAID-IN
                                                                INCOME (LOSS)      GAIN (LOSS)     CAPITAL
FUND                                                                (000)             (000)         (000)
----------------------------------------------------------------------------------------------------------
Short-Term Income...........................................       $ (874)           $   874       $    --
Short-Intermediate Government...............................         (105)               105            --
Government Securities.......................................          (30)                30            --
Intermediate Bond...........................................           58                (58)           --
Bond........................................................       (2,321)              (829)        3,150
Strategic Income............................................         (351)             1,361        (1,010)
High Yield Bond.............................................        2,268             (6,447)        4,179

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended March 31, 2005 and March 31, 2004 was as follows:

                                                                       3/31/05                      3/31/04
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                              INCOME*     CAPITAL GAINS    INCOME*     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................    28,352           738       $ 26,600       $2,141
Short-Intermediate Government...............................    10,510         1,300         16,222        3,815
Government Securities.......................................     5,023            --          6,030           --
Intermediate Bond...........................................    22,862         4,353         25,534        4,984
Bond........................................................   100,927         6,016        102,586           --
Strategic Income............................................    10,156            --         11,226           --
High Yield Bond.............................................    96,063        36,370         91,303           --

---------------

 *For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                                     UNDISTRIBUTED/
                                                                                     (ACCUMULATED)
                                                                UNDISTRIBUTED          LONG-TERM       NET UNREALIZED
                                                                   ORDINARY          CAPITAL GAINS/     APPRECIATION
                                                                    INCOME              (LOSS)**       (DEPRECIATION)*
FUND                                                                (000)                (000)              (000)
----------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................          271                (5,600)           (12,711)
Short-Intermediate Government...............................          105                (2,315)            (3,896)
Government Securities.......................................           --                  (595)              (566)
Intermediate Bond...........................................          316                (2,659)            (4,234)
Bond........................................................        4,845                 3,712             (1,756)
Strategic Income............................................          379               (10,275)              (618)
High Yield Bond.............................................        5,681                10,368             47,581

---------------

 *The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, income on defaulted securities and the realization for tax-purposes of unrealized gains/(losses) on certain forward foreign currency and futures contracts.

**Amounts may include post-October loss deferrals and/or straddle loss deferrals.

NATIONS FUNDS

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                                   NET
                                                                                                UNREALIZED
                                                               UNREALIZED      UNREALIZED      APPRECIATION
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)
FUND                                                             (000)           (000)           (000)**
------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................    $   348         $(13,059)        $(12,711)
Short-Intermediate Government...............................        597           (4,492)          (3,895)
Government Securities.......................................      1,007           (1,576)            (569)
Intermediate Bond...........................................        N/A*             N/A*          (4,258)
Bond........................................................     19,845          (21,597)          (1,752)
Strategic Income............................................      2,851           (3,462)            (611)
High Yield Bond.............................................        N/A*             N/A*          47,606

---------------

 *See corresponding Master Portfolio for tax basis information.

**Differences between book basis and tax basis net unrealized appreciation
  (depreciation) is due primarily to deferred wash sale losses and income on defaulted securities.

The following capital loss carryforwards, determined as of March 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                                              EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING
                                                              IN 2008     IN 2009     IN 2010     IN 2011     IN 2013
FUND                                                           (000)       (000)       (000)       (000)       (000)
----------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................   $   --      $   --      $   --      $   --      $  955
Short-Intermediate Government...............................       --          --          --          --         721
Intermediate Bond...........................................       --          --          --          --       1,494
Government Securities.......................................      571          --          --          --          24
Strategic Income............................................    1,590       3,544       1,929       3,212          --

During the year ended March 31, 2005, the following Funds utilized capital losses as follows:

                                                              CAPITAL LOSSES
                                                                 UTILIZED
FUND                                                              (000)
----------------------------------------------------------------------------
Strategic Income............................................      $4,101

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2005, the following funds elected to defer losses occurring between November 1, 2004 and March 31, 2005 under these rules as follows:

                                                              CURRENCY    CAPITAL
                                                              -------------------
Short-Term Income...........................................     --*       4,645
                                                                 --
Short-Intermediate Government...............................     --        1,591
                                                                 --
Intermediate Bond...........................................     --        1,164

---------------

 *Amount represents less than $500.

6.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005, were as follows:

                                                               PURCHASES        SALES
                                                                 (000)          (000)
                                                              --------------------------
Short-Term Income...........................................  $ 1,279,828    $ 1,463,688
Short-Intermediate Government...............................      243,259        246,543
Government Securities.......................................      493,224        466,939
Bond........................................................    7,725,272      8,328,919
Strategic Income............................................      624,945        682,477

NATIONS FUNDS

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2005, were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Short-Term Income...........................................  $152,721     $229,542
Short-Intermediate Government...............................   278,985      365,994
Government Securities.......................................    54,737      123,392
Bond........................................................   355,116      479,355
Strategic Income............................................    37,596       45,309

7.  FUTURES CONTRACTS

At March 31, 2005, the following Funds had futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT FUND:
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2005(a)..............................................      10           $  1,076            $  1,070            $  (6)
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2005(a)..............................................     183             20,166              19,996             (170)
U.S. 5 year Treasury Bond Futures (short position) expiring
  June 2005(a)..............................................     (83)            (9,396)             (9,244)             152
                                                                                                                       -----
  Total net unrealized appreciation.........................                                                             (24)
                                                                                                                       =====
GOVERNMENT SECURITIES FUND:
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2005(a)..............................................      49           $  5,492            $  5,457            $ (35)
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2005(a)..............................................      30              3,306               3,279              (27)
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2005(a)..............................................     (10)            (1,078)             (1,070)               8
U.S. 2 year Treasury Note Futures (short position) expiring
  June 2005(a)..............................................     (15)            (3,112)             (3,103)               9
                                                                                                                       -----
  Total net unrealized appreciation.........................                                                           $ (45)
                                                                                                                       =====
BOND FUND:
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2005(a)..............................................      80           $  8,612            $  8,568            $ (44)
U.S. 2 year Treasury Note Futures (long position) expiring
  June 2005(a)..............................................      95             19,718              19,654              (64)
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2005(a)..............................................     375             42,136              41,765             (371)
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2005(a)..............................................    (161)           (17,733)            (17,591)             142
                                                                                                                       -----
  Total net unrealized appreciation.........................                                                           $(337)
                                                                                                                       =====

---------------

(a)Securities have been segregated as collateral for the Funds' open futures contracts.

NATIONS FUNDS

8.  WRITTEN OPTIONS

Written options for the year ended March 31, 2005, aggregated the following:

                                                                            PREMIUM
                                                              NUMBER OF     RECEIVED
SUMMARY OF WRITTEN OPTIONS (FUND)                             CONTRACTS*     (000)
------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT:
Outstanding at March 31, 2004...............................       --         $ --
Contracts opened............................................      200            4
Contracts closed............................................       --           --
Contracts expired...........................................     (200)          (4)
                                                                 ----         ----
Outstanding at March 31, 2005...............................       --         $ --
                                                                 ====         ====
GOVERNMENT SECURITIES:
Outstanding at March 31, 2004...............................       --         $ --
Contracts opened............................................      200            2
Contracts closed............................................       --           --
Contracts expired...........................................     (200)          (2)
                                                                 ----         ----
Outstanding at March 31, 2005...............................       --         $ --
                                                                 ====         ====
BOND:
Outstanding at March 31, 2004...............................       --         $ --
Contracts opened............................................        4           23
Contracts closed............................................       --           --
Contracts expired...........................................       (4)         (23)
                                                                 ----         ----
Outstanding at March 31, 2005...............................       --         $ --
                                                                 ====         ====
STRATEGIC INCOME:
Outstanding at March 31, 2004...............................       --         $ --
Contracts opened............................................        2            1
Contracts closed............................................       --           --
Contracts expired...........................................       (2)          (1)
                                                                 ----         ----
Outstanding at March 31, 2005...............................       --         $ --
                                                                 ====         ====

---------------

 *1 contract = $1,000,000 notional amount.

9.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2005, the following Funds had forward foreign currency contracts outstanding:

                                                                                                                     UNREALIZED
                                                      VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                         WHEN OPENED          WHEN OPENED          CONTRACT        (DEPRECIATION)
                                           LOCAL      (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)       (US DOLLARS)
DESCRIPTION                               CURRENCY          (000)                (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
BOND:
CONTRACTS TO SELL
Expiring April 19, 2005.................   Euro             (330)                $(433)              $(430)             $ 3
Expiring April 19, 2005.................   Euro             (540)                 (714)               (701)              13
Expiring June 1, 2005...................   Euro             (114)                 (147)               (148)              (1)
                                                                                                                        ---
Total net unrealized depreciation.......                                                                                $15
                                                                                                                        ---
STRATEGIC INCOME FUND:
CONTRACTS TO SELL:
Expiring April 28, 2005.................   Euro             (680)                $(897)              $(884)             $13
Expiring June 1, 2005...................   Euro              (95)                 (122)               (123)              (1)
                                                                                                                        ---
Total net unrealized depreciation.......                                                                                $12
                                                                                                                        ===

NATIONS FUNDS

10.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2005, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

              SHORT-INTERMEDIATE GOVERNMENT/INTERMEDIATE BOND/BOND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1998 and November 15, 1998
   $0 - $249,999                                               Six years
   $250,000 - $499,999                                         Six years
   $500,000 - $999,999                                         Five years

             GOVERNMENT SECURITIES/STRATEGIC INCOME/HIGH YIELD BOND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
   $0 - $249,999                                               Nine years
   $250,000 - $499,999                                         Six years
   $500,000 - $999,999                                         Five years
-- before August 1, 1997                                       Eight Years

See Schedules of capital stock activity.

11.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2005.

12.  SECURITIES LENDING

Under an agreement with BNY, the Funds may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

NATIONS FUNDS

At March 31, 2005, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
Short-Term Income...........................................      $ 22,733           $ 23,348
Short-Intermediate Government...............................       156,224            160,496
Government Securities.......................................        25,954             26,501
Bond........................................................       126,690            132,182
Strategic Income............................................        11,170             11,620

13.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Funds do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The following securities are considered restricted as to resale at March 31, 2005 for the Government Securities Fund.

                                                                                                  MARKET
                                                                                   ACQUISITION     VALUE     PERCENTAGE
                                                                 ACQUISITION          COST        3/31/05      OF NET
SECURITY                                                            DATE              (000)        (000)       ASSETS
-----------------------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Series 1998-1, Class 2,
  Interest Only 0.448% 09/15/27.............................      05/18/98            $236         $122         0.08%
Vendee Mortgage Trust, Series 1998-3, Class 1,
  Interest Only 0.305% 03/15/29.............................      09/16/98             161           98         0.06

14.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund

NATIONS FUNDS
shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 16, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending, and no discovery has been taken. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

For the fiscal year ended March 31, 2005, Bank of America Corporation has assumed $6.7 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to the Funds based on their respective average nets assets for the year ended March 31, 2005. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

15.  PROPOSED REORGANIZATION

The Board of Trustees of the Funds approved a proposal to reorganize the following funds: the Nations Short Intermediate Government Fund into the Nations Short Term Income Fund, the Nations Government Securities Fund into the Columbia Federal Securities Fund; and the Nations Strategic Income Fund into the Columbia Strategic Income Fund. The fund mergers are subject to approval by shareholders of the Funds and the satisfaction of certain other conditions. The mergers are expected to be completed in the third quarter of 2005.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Intermediate Bond Fund, Nations Bond Fund, Nations Strategic Income Fund and Nations High Yield Bond Fund (constituting part of Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2005, the amount of long-term capital gains designated by Funds Trust were as follows:

                                                               TOTAL LONG-
                                                              TERM CAPITAL
FUND                                                              GAINS
---------------------------------------------------------------------------
Short-Term Income...........................................   $   737,732
Short-Intermediate Government...............................     1,299,938
Intermediate Bond...........................................     4,353,135
Bond........................................................     7,358,184
High Yield Bond.............................................    39,797,625

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio and
Nations High Yield Bond Master Portfolio Annual Report

                                                     MARCH 31, 2005

The following pages should be read in conjunction with Nations Intermediate Bond and Nations High Yield Bond Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           CORPORATE FIXED-INCOME BONDS AND NOTES -- 49.6%
           BASIC MATERIALS -- 2.3%
           CHEMICALS -- 1.2%
$  1,298   E.I. Dupont De Nemours & Co.
             3.375% 11/15/07.............................................   $   1,269
   1,622   Dow Chemical Co.
             6.125% 02/01/11.............................................       1,736
     409   Eastman Chemical Co.
             3.250% 06/15/08.............................................         392
     435   Potash Corp. of Saskatchewan
             4.875% 03/01/13.............................................         427
           Praxair, Inc.
     705     4.750% 07/15/07.............................................         710
   1,192     6.500% 03/01/08.............................................       1,252
   1,394     6.625% 10/15/07.............................................       1,459
     489     6.900% 11/01/06.............................................         511
                                                                            ---------
                                                                                7,756
                                                                            ---------
           FOREST PRODUCTS AND PAPER -- 0.6%
           International Paper Co.
     577     4.250% 01/15/09.............................................         569
   1,973     5.850% 10/30/12.............................................       2,056
   1,501   MeadWestvaco Corp.
             6.850% 04/01/12.............................................       1,674
                                                                            ---------
                                                                                4,299
                                                                            ---------
           METALS AND MINING -- 0.5%
      29   Alcan, Inc.
             6.450% 03/15/11.............................................          32
   1,570   Alcoa, Inc.
             7.375% 08/01/10.............................................       1,765
     641   BHP Billiton Finance USA
             4.800% 04/15/13.............................................         634
     701   CODELCO, Inc.
             5.500% 10/15/13(a)..........................................         708
                                                                            ---------
                                                                                3,139
                                                                            ---------
                                                                               15,194
                                                                            ---------
           COMMUNICATIONS -- 7.6%
           MEDIA -- 3.1%
   1,607   Clear Channel Communications
             6.000% 11/01/06.............................................       1,638
           Comcast Cable Communications, Inc.
   1,104     6.375% 01/30/06.............................................       1,123
   1,620     7.125% 06/15/13.............................................       1,802
   3,094   Gannett Co., Inc.
             5.500% 04/01/07.............................................       3,170
   2,269   Liberty Media Corp.
             3.500% 09/25/06.............................................       2,236
           News America Holdings, Inc.
   1,247     6.625% 01/09/08(b)..........................................       1,310
     967     9.250% 02/01/13.............................................       1,207
   1,159   Thomson Corp.
             5.250% 08/15/13.............................................       1,175
           Time Warner, Inc.
   1,785     7.250% 09/01/08.............................................       1,920
      10     8.110% 08/15/06.............................................          10
   1,727     9.125% 01/15/13.............................................       2,134

--------------------------------------------------------------------------------------
  PAR                                                                         VALUE
 (000)                                                                        (000)
           MEDIA -- (CONTINUED)
           Viacom, Inc.
$    584     5.625% 05/01/07.............................................   $     598
      12     7.700% 07/30/10.............................................          13
           Walt Disney Co.
     336     5.500% 12/29/06.............................................         343
   1,073     6.750% 03/30/06.............................................       1,102
                                                                            ---------
                                                                               19,781
                                                                            ---------
           TELECOMMUNICATIONS -- 4.5%
   2,016   Alltel Corp.
             7.500% 03/01/06.............................................       2,083
   1,398   BellSouth Corp.
             5.000% 10/15/06.............................................       1,417
     943   British Telecommunications PLC
             8.375% 12/15/10.............................................       1,095
     636   Cingular Wireless SV
             8.125% 05/01/12.............................................         743
   3,980   Deutsche Telekom International Finance BV
             5.250% 07/22/13.............................................       3,991
   4,091   France Telecom SA
             8.000% 03/01/11(b)..........................................       4,681
   1,727   SBC Communications, Inc.
             5.750% 05/02/06.............................................       1,759
           Sprint Capital Corp.
     697     6.125% 11/15/08.............................................         729
   3,121     8.375% 03/15/12.............................................       3,647
      11   Telefonos de Mexico SA
             4.500% 11/19/08.............................................          11
   3,625   Telus Corp.
             7.500% 06/01/07.............................................       3,858
   2,577   Verizon New England, Inc.
             6.500% 09/15/11.............................................       2,759
   2,533   Verizon Pennsylvania, Inc.
             5.650% 11/15/11.............................................       2,601
                                                                            ---------
                                                                               29,374
                                                                            ---------
                                                                               49,155
                                                                            ---------
           CONSUMER CYCLICAL -- 2.2%
           APPAREL -- 0.5%
   3,500   Jones Apparel Group, Inc.
             5.125% 11/15/14(a)(b).......................................       3,317
                                                                            ---------
           AUTO MANUFACTURERS -- 0.6%
   3,842   DaimlerChrysler NA Holding Corp.
             4.050% 06/04/08.............................................       3,731
                                                                            ---------
           HOME BUILDERS -- 0.6%
   4,000   Centex Corp.
             4.550% 11/01/10.............................................       3,866
                                                                            ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           RETAIL -- 0.5%
$      4   Costco Wholesale Corp.
             5.500% 03/15/07.............................................   $       4
           Target Corp.
      10     3.375% 03/01/08.............................................          10
     802     5.375% 06/15/09.............................................         827
     957     5.400% 10/01/08.............................................         987
     802     5.875% 03/01/12.............................................         847
           Wal-Mart Stores Inc.
      40     4.375% 07/12/07.............................................          40
     850     4.550% 05/01/13(b)..........................................         836
                                                                            ---------
                                                                                3,551
                                                                            ---------
                                                                               14,465
                                                                            ---------
           CONSUMER NON-CYCLICAL -- 3.3%
           AGRICULTURE -- 0.1%
     328   Monsanto Co.
             4.000% 05/15/08.............................................         323
                                                                            ---------
           BEVERAGES -- 0.2%
   1,142   Anheuser-Busch Cos., Inc.
             6.000% 04/15/11.............................................       1,217
       3   Coca-Cola Co.
             5.750% 03/15/11.............................................           3
                                                                            ---------
                                                                                1,220
                                                                            ---------
           COMMERCIAL SERVICES -- 0.0%
     147   RR Donnelley & Sons
             4.950% 04/01/14.............................................         144
                                                                            ---------
           COSMETICS/PERSONAL CARE -- 0.3%
   1,847   Procter & Gamble Co.
             4.750% 06/15/07.............................................       1,872
                                                                            ---------
           FOOD -- 1.6%
   2,016   Cadbury-Schweppes US Finance LLC
             5.125% 10/01/13(a)..........................................       2,003
   2,357   Campbell Soup Co.
             5.500% 03/15/07.............................................       2,402
   2,444   Fred Myer, Inc.
             7.450% 03/01/08.............................................       2,619
   1,919   General Mills, Inc.
             2.625% 10/24/06.............................................       1,875
     633   Kroger Co.
             6.750% 04/15/12.............................................         690
     745   Unilever Capital Corp.
             6.875% 11/01/05.............................................         764
                                                                            ---------
                                                                               10,353
                                                                            ---------
           HEALTHCARE SERVICES -- 0.5%
           WellPoint Health Networks, Inc.
   1,728     6.375% 06/15/06.............................................       1,772
   1,258     6.375% 01/15/12.............................................       1,357
                                                                            ---------
                                                                                3,129
                                                                            ---------

--------------------------------------------------------------------------------------
  PAR                                                                         VALUE
 (000)                                                                        (000)
           HOUSEHOLD PRODUCTS/WARES -- 0.1%
$      3   Avery Dennison Corp.
             4.875% 01/15/13.............................................   $       3
     621   Fortune Brands, Inc.
             2.875% 12/01/06.............................................         610
                                                                            ---------
                                                                                  613
                                                                            ---------
           PHARMACEUTICALS -- 0.5%
      12   Abbott Laboratories
             5.625% 07/01/06.............................................          12
   1,445   Bristol-Myers Squibb Co.
             4.750% 10/01/06.............................................       1,464
   2,112   GlaxoSmithKline Capital PLC
             2.375% 04/16/07.............................................       2,044
                                                                            ---------
                                                                                3,520
                                                                            ---------
                                                                               21,174
                                                                            ---------
           ENERGY -- 2.9%
           OIL AND GAS -- 1.9%
   1,293   BP Capital Markets PLC
             2.750% 12/29/06.............................................       1,267
   2,421   Burlington Resources Finance Co.
             5.600% 12/01/06.............................................       2,469
           Conoco Funding Co.
   1,062     5.450% 10/15/06.............................................       1,085
   1,427     6.350% 10/15/11.............................................       1,555
     530   Devon Financing Corp.
             6.875% 09/30/11.............................................         584
   1,939   Pemex Project Funding Master Trust
             7.875% 02/01/09.............................................       2,096
   2,237   USX Corp.
             6.650% 02/01/06.............................................       2,285
     827   Valero Energy Corp.
             6.875% 04/15/12.............................................         918
                                                                            ---------
                                                                               12,259
                                                                            ---------
           PIPELINES -- 1.0%
   1,219   CenterPoint Energy Resources Corp.
             7.875% 04/01/13.............................................       1,413
   1,065   Consolidated Natural Gas Co.
             5.375% 11/01/06.............................................       1,085
   1,415   Duke Capital LLC
             4.370% 03/01/09.............................................       1,391
   1,125   Kinder Morgan Inc.
             5.150% 03/01/15(b)..........................................       1,096
   1,311   Teppco Partners LP
             7.625% 02/15/12.............................................       1,484
                                                                            ---------
                                                                                6,469
                                                                            ---------
                                                                               18,728
                                                                            ---------
           FINANCIALS -- 25.0%
           BANKS -- 6.3%
     660   Bank of New York Co., Inc.
             3.900% 09/01/07.............................................         654
   4,000   Bank One Corp.
             6.000% 08/01/08.............................................       4,185
       2   Barclays Bank PLC
             7.400% 12/15/09.............................................           2
     597   City National Corp.
             5.125% 02/15/13.............................................         593
       6   Deutsche Bank Financial Inc.
             6.700% 12/13/06.............................................           6

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           BANKS -- (CONTINUED)
$  3,000   HSBCBank USA NA
             3.020% 12/14/06.............................................   $   3,001
     923   Huntington National Bank
             2.750% 10/16/06.............................................         906
     964   Key Bank National Association
             7.000% 02/01/11.............................................       1,070
           Korea Development Bank
   1,225     7.250% 05/15/06.............................................       1,267
       5     5.250% 11/16/06.............................................           5
           Mellon Funding Corp.
   1,028     4.875% 06/15/07.............................................       1,042
     900     6.700% 03/01/08.............................................         957
       8     6.400% 05/14/11(b)..........................................           9
   1,968   National City Bank
             4.625% 05/01/13.............................................       1,914
   1,892   PNC Funding Corp.
             5.750% 08/01/06.............................................       1,934
   3,286   Popular North America, Inc.
             6.125% 10/15/06.............................................       3,375
   1,223   Regions Financial Corp.
             6.375% 05/15/12.............................................       1,319
   1,700   Scotland International Finance
             4.250% 05/23/13(a)..........................................       1,621
     738   SouthTrust Bank, Inc.
             4.750% 03/01/13(b)..........................................         721
   2,366   Union Planters Corp.
             4.375% 12/01/10.............................................       2,301
           US Bank NA
     502     2.850% 11/15/06.............................................         493
   3,308     6.375% 08/01/11.............................................       3,583
           Wachovia Corp.
   2,116     4.850% 07/30/07.............................................       2,152
   3,609     3.500% 08/15/08.............................................       3,503
   4,200   Wells Fargo & Co.
             2.810% 03/10/08.............................................       4,198
                                                                            ---------
                                                                               40,811
                                                                            ---------
           DIVERSIFIED FINANCIAL SERVICES -- 16.4%
     645   AIG SunAmerica Global Financing VII
             5.850% 08/01/08(a)..........................................         672
           American Express Co.
   1,120     3.750% 11/20/07.............................................       1,103
   1,286     5.500% 09/12/06.............................................       1,312
     907     4.750% 06/17/09.............................................         913
           American General Finance Corp.
   3,000     2.790% 01/18/08.............................................       2,999
   1,022     2.750% 06/15/08.............................................         967
           Bear Stearns Companies, Inc.
   1,829     4.500% 10/28/10.............................................       1,798
     910     5.700% 01/15/07.............................................         933
   1,031   Capital One Bank
             5.000% 06/15/09.............................................       1,036
           Caterpillar Financial Services Corp.
   1,898     5.950% 05/01/06.............................................       1,938
     582     4.500% 06/15/09.............................................         578
     806     2.625% 01/30/07.............................................         785
   1,001     2.350% 09/15/06.............................................         978
   1,845   CIT Group, Inc.
             7.375% 04/02/07.............................................       1,951

--------------------------------------------------------------------------------------
  PAR                                                                         VALUE
 (000)                                                                        (000)
           DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
           Citigroup, Inc.
$  1,900     4.125% 02/22/10.............................................   $   1,848
   3,073     6.000% 02/21/12.............................................       3,271
   4,320     5.000% 09/15/14.............................................       4,241
   4,692   Countrywide Home Loans, Inc.
             5.500% 08/01/06.............................................       4,771
           Credit Suisse First Boston USA, Inc.
   1,597     6.125% 11/15/11.............................................       1,694
   1,210     5.875% 08/01/06.............................................       1,239
   2,439   Diageo Finance BV
             3.000% 12/15/06.............................................       2,392
           Ford Motor Credit Co.
   6,242     7.375% 10/28/09.............................................       6,269
   1,010     5.700% 01/15/10.............................................         951
           General Electric Capital Corp.
   1,000     3.750% 12/15/09.............................................         962
   7,250     3.190% 06/22/09(b)..........................................       7,270
   3,343     5.875% 02/15/12.............................................       3,529
           General Motors Acceptance Corp.
     988     6.150% 04/05/07.............................................         969
   2,966     6.875% 09/15/11.............................................       2,684
           Goldman Sachs Group, Inc.
   2,503     6.600% 01/15/12.............................................       2,709
     347     5.700% 09/01/12.............................................         357
     315     4.125% 01/15/08.............................................         312
   2,176   Household Finance Corp.
             5.750% 01/30/07.............................................       2,234
           HSBC Finance Corp.
   3,072     6.375% 11/27/12.............................................       3,322
   1,118     7.200% 07/15/06.............................................       1,161
     847   International Lease Finance Corp.
             4.500% 05/01/08.............................................         842
           John Deere Capital Corp.
   2,074     3.625% 05/25/07.............................................       2,046
   1,403     3.125% 12/15/05.............................................       1,397
           JPMorgan Chase & Co.
   3,382     5.250% 05/30/07.............................................       3,449
   3,836     7.250% 06/01/07.............................................       4,061
           Lehman Brothers Holdings, Inc.
   4,513     7.000% 02/01/08.............................................       4,815
     336     7.875% 08/15/10.............................................         383
     742     4.000% 01/22/08.............................................         732
   1,020   MassMutual Global Funding II
             2.550% 07/15/08(a)..........................................         962
           Merrill Lynch & Co., Inc.
   1,591     2.070% 06/12/06.............................................       1,559
   2,596     6.000% 02/17/09.............................................       2,715
   1,360     3.700% 04/21/08.............................................       1,333
           Morgan Stanley
   1,050     6.600% 04/01/12.............................................       1,146
     295     5.300% 03/01/13.............................................         297
           National Rural Utilities Cooperative Finance Corp.
   1,824     5.750% 08/28/09.............................................       1,900
   1,023     3.250% 10/01/07.............................................         994
   1,853   Principal Life Global
             6.250% 02/15/12(a)..........................................       1,990
   2,860   Prudential Funding LLC
             6.600% 05/15/08(a)..........................................       3,032

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           DIVERSIFIED FINANCIAL SERVICES -- (CONTINUED)
$    769   Rio Tinto Finance USA Ltd.
             2.625% 09/30/08.............................................   $     724
   2,674   Toyota Motor Credit Corp.
             2.700% 01/30/07.............................................       2,609
                                                                            ---------
                                                                              107,134
                                                                            ---------
           INSURANCE -- 0.7%
           Hartford Financial Services Group, Inc.
     590     2.375% 06/01/06.............................................         577
   1,120     4.625% 07/15/13.............................................       1,075
     510   Marsh & McLennan Cos., Inc.
             3.625% 02/15/08.............................................         495
   1,524   Metlife, Inc.
             5.375% 12/15/12.............................................       1,557
     256   Nationwide Financial Services
             5.900% 07/01/12.............................................         269
      16   The Allstate Corp.
             6.125% 02/15/12.............................................          17
     398   Unitrin, Inc.
             4.875% 11/01/10.............................................         387
                                                                            ---------
                                                                                4,377
                                                                            ---------
           REAL ESTATE -- 0.1%
     356   ERP Operating LP
             5.200% 04/01/13.............................................         355
                                                                            ---------
           REAL ESTATE INVESTMENT TRUST (REITS) -- 0.6%
   1,744   Camden Property Trust
             5.375% 12/15/13.............................................       1,749
     612   Health Care Property Investors, Inc.
             6.450% 06/25/12.............................................         657
   1,750   Simon Property Group LP
             4.875% 08/15/10.............................................       1,731
                                                                            ---------
                                                                                4,137
                                                                            ---------
           SAVINGS AND LOANS -- 0.9%
   1,712   Amsouth Bank NA
             4.850% 04/01/13.............................................       1,675
           Golden West Financial Corp.
   1,283     4.750% 10/01/12.............................................       1,271
     406     4.125% 08/15/07.............................................         405
           Washington Mutual, Inc.
   2,008     4.625% 04/01/14.............................................       1,897
     335     5.625% 01/15/07.............................................         343
                                                                            ---------
                                                                                5,591
                                                                            ---------
                                                                              162,405
                                                                            ---------
           INDUSTRIALS -- 1.3%
           AEROSPACE AND DEFENSE -- 0.4%
     252   General Dynamics Corp.
             4.500% 08/15/10(b)..........................................         250
     483   Goodrich Corp.
             7.625% 12/15/12.............................................         560
   1,106   Northrop Grumman Corp.
             7.125% 02/15/11.............................................       1,234
     700   Raytheon Co.
             5.375% 04/01/13(b)..........................................         710
                                                                            ---------
                                                                                2,754
                                                                            ---------

--------------------------------------------------------------------------------------
  PAR                                                                         VALUE
 (000)                                                                        (000)
           BUILDING MATERIALS -- 0.2%
$  1,151   Hanson Overseas BV
             6.750% 09/15/05.............................................   $   1,167
                                                                            ---------
           ENVIRONMENTAL CONTROL -- 0.2%
   1,195   Waste Management, Inc.
             7.375% 08/01/10.............................................       1,332
                                                                            ---------
           MACHINERY -- CONSTRUCTION AND MINING -- 0.0%
       7   Caterpillar, Inc.
             6.550% 05/01/11.............................................           7
                                                                            ---------
           MISCELLANEOUS MANUFACTURING -- 0.0%
       7   General Electric Co.
             5.000% 02/01/13.............................................           7
                                                                            ---------
           TRANSPORTATION -- 0.5%
           Burlington Northern Santa Fe Corp.
   1,250     4.875% 01/15/15.............................................       1,215
   1,139     6.750% 07/15/11.............................................       1,250
     397   Canadian National Railroad Co.
             6.375% 10/15/11.............................................         430
                                                                            ---------
                                                                                2,895
                                                                            ---------
                                                                                8,162
                                                                            ---------
           TECHNOLOGY -- 0.5%
           COMPUTERS -- 0.5%
   1,942   Hewlett-Packard Co.
             5.750% 12/15/06.............................................       1,991
   1,500   International Business Machines Corp.
             3.800% 02/01/08.............................................       1,482
                                                                            ---------
                                                                                3,473
                                                                            ---------
           UTILITIES -- 4.5%
           ELECTRIC -- 4.1%
   1,800   American Electric Power Company, Inc.
             5.375% 03/15/10.............................................       1,837
     780   Appalachian Power Co.
             3.600% 05/15/08.............................................         757
   1,034   Con Edison Co.
             6.625% 12/15/05.............................................       1,056
     571   Dominion Resources, Inc.
             5.000% 03/15/13.............................................         563
     525   Duquesne Light Co.
             6.700% 04/15/12.............................................         577
   3,782   FirstEnergy Corp.
             6.450% 11/15/11.............................................       3,990
       4   Florida Power & Light Co.
             4.850% 02/01/13.............................................           4
   1,000   FPL Energy National Wind
             5.608% 03/10/24(a)..........................................         989
   1,483   Midamerican Energy Holdings Co.
             5.000% 02/15/14.............................................       1,447
     491   NiSource Finance Corp.
             5.400% 07/15/14.............................................         495
     348   Ohio Edison Co.
             4.000% 05/01/08.............................................         341

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           ELECTRIC -- (CONTINUED)
$    908   Pacific Gas & Electric Co.
             4.200% 03/01/11.............................................   $     875
     571   Pepco Holdings, Inc.
             5.500% 08/15/07.............................................         584
   3,330   Progress Energy, Inc.
             6.050% 04/15/07.............................................       3,435
     629   Public Service Electric & Gas Co.
             4.000% 11/01/08.............................................         617
   3,000   Scottish Power PLC
             4.910% 03/15/10(b)..........................................       3,000
     616   Southern California Edison Co.
             8.000% 02/15/07.............................................         656
   1,078   Southern Co. Capital Funding, Inc.
             5.300% 02/01/07.............................................       1,109
     589   TransAlta Corp.
             5.750% 12/15/13.............................................         599
   2,373   TXU Energy Co. LLC
             7.000% 03/15/13.............................................       2,597
   1,032   Virginia Electric & Power Co.
             5.375% 02/01/07.............................................       1,052
                                                                            ---------
                                                                               26,580
                                                                            ---------
           GAS -- 0.4%
   3,000   Atmos Energy Corp.
             4.000% 10/15/09.............................................       2,889
                                                                            ---------
                                                                               29,469
                                                                            ---------
           TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
             (Cost $321,629).............................................     322,225
                                                                            ---------
           GOVERNMENT AGENCIES AND OBLIGATIONS -- 31.9%
           FOREIGN GOVERNMENT BONDS -- 2.3%
   3,188   Quebec Province
             6.125% 01/22/11.............................................       3,413
     872   Republic of Chile
             5.500% 01/15/13.............................................         891
   2,023   Republic of Greece
             6.950% 03/04/08.............................................       2,168
   1,163   Republic of Italy
             2.750% 12/15/06.............................................       1,141
     969   Republic of South Africa
             6.500% 06/02/14.............................................       1,018
   5,925   United Mexican States
             6.625% 03/03/15(b)..........................................       6,174
                                                                            ---------
                                                                               14,805
                                                                            ---------
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 29.6%
   3,624   Federal Farm Credit Bank
             2.500% 03/15/06.............................................       3,583
           Federal Home Loan Bank
   5,500     3.250% 08/15/05.............................................       5,504
   1,800     3.625% 11/14/08.............................................       1,760
   3,500     3.875% 06/14/13.............................................       3,311
           Federal Home Loan Mortgage Corp.
   1,437     2.375% 04/15/06.............................................       1,417
   3,949     2.875% 10/15/05.............................................       3,938

--------------------------------------------------------------------------------------
  PAR                                                                         VALUE
 (000)                                                                        (000)
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- (CONTINUED)
$    700     4.500% 01/15/13(b)..........................................   $     688
   1,750     5.750% 03/15/09.............................................       1,837
   2,136     6.625% 09/15/09.............................................       2,322
           Federal National Mortgage Association
   1,500     4.125% 04/15/14(b)..........................................       1,424
   2,095     4.375% 09/15/12(b)..........................................       2,046
  20,775     5.250% 06/15/06-01/15/09(h).................................      21,337
           U.S. Treasury Bonds
   7,850     3.125% 04/15/09(b)..........................................       7,570
   6,500     7.250% 05/15/16.............................................       7,971
           U.S. Treasury Notes
  15,000     1.875% 11/30/05(b)..........................................      14,866
   3,500     2.000% 05/15/06.............................................       3,442
   2,500     2.375% 08/15/06(b)..........................................       2,458
   2,000     2.750% 06/30/06.............................................       1,980
   5,500     3.000% 02/15/09(b)..........................................       5,289
   4,210     3.125% 05/15/07(b)..........................................       4,151
   5,100     3.250% 01/15/09(b)..........................................       4,956
   6,200     3.375% 10/15/09(b)..........................................       6,003
   6,000     3.625% 01/15/10.............................................       5,856
   5,200     3.875% 05/15/09(b)..........................................       5,156
   1,000     4.000% 03/15/10(b)..........................................         992
  26,979     4.250% 08/15/13-11/15/14(b).................................      26,469
   7,000     4.625% 05/15/06.............................................       7,084
     900     5.000% 08/15/11(b)..........................................         935
  17,000     6.500% 02/15/10(b)..........................................      18,719
           U.S. Treasury STRIPS
  14,000     05/15/06-11/15/08(c)........................................      12,494
   7,000     0.010% 05/15/05(b)..........................................       6,979
                                                                            ---------
                                                                              192,537
                                                                            ---------
           TOTAL GOVERNMENT AGENCIES & OBLIGATIONS
             (Cost $210,023).............................................     207,342
                                                                            ---------
 SHARES
 (000)
--------
           INVESTMENT MANAGEMENT COMPANY -- 0.8%
   4,816   Nations Cash Reserves,
             Capital Class Shares(d).....................................       4,816
                                                                            ---------
           TOTAL INVESTMENT MANAGEMENT COMPANY
             (Cost $4,816)...............................................       4,816
                                                                            ---------
  PAR
 (000)
--------
           ASSET-BACKED SECURITIES -- 8.8%
$  3,500   AmeriCredit Automobile Receivables Trust
             3.930% 10/06/11.............................................       3,445
   5,811   BMW Vehicle Owner Trust
             3.320% 02/25/09.............................................       5,713
       5   Bombardier Capital Mortgage Securitization Corp.
             6.230% 04/15/28.............................................           5

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           ASSET-BACKED SECURITIES -- (CONTINUED)
$    124   Capital Auto Receivables Asset Trust
             4.180% 10/15/07.............................................   $     124
   3,552   Chase Credit Card Master Trust
             3.710% 07/16/07.............................................       3,553
   2,346   CIT Equipment Collateral
             4.670% 12/21/09.............................................       2,351
           Citibank Credit Card Issuance Trust
   6,401     2.500% 04/07/08.............................................       6,315
   4,500     5.650% 06/16/08.............................................       4,590
   1,500   Credit-Based Asset Servicing and Securitization
             5.497% 05/25/35.............................................       1,531
   5,000   Discover Card Master Trust
             5.750% 12/15/08.............................................       5,108
      72   First Plus Home Loan Trust
             7.720% 05/10/24.............................................          72
           Ford Credit Auto Owner Trust
   3,500     4.080% 01/15/10.............................................       3,453
   1,015     5.180% 10/16/06.............................................       1,021
   1,022   Green Tree Financial Corp.
             8.250% 07/15/27.............................................       1,106
   1,400   GSAA Home Equity Trust
             4.220% 08/25/34.............................................       1,386
   2,000   GSAA Trust
             4.316% 11/25/34.............................................       1,972
   3,000   MBNA Master Credit Card Trust USA
             3.110% 02/15/08.............................................       3,002
   1,100   Residential Asset Mortgage Products Inc.
             3.981% 04/25/29.............................................       1,079
   3,500   Residential Funding Mortgage Securities II
             4.160% 11/25/17.............................................       3,447
   4,012   Volkswagen Auto Loan Enhanced Trust
             2.270% 10/22/07.............................................       3,972
   3,500   WFS Financial Owner Trust
             4.620% 11/17/12.............................................       3,487
                                                                            ---------
           TOTAL ASSET-BACKED SECURITIES
             (Cost $57,566)..............................................      56,732
                                                                            ---------
           MORTGAGE-BACKED SECURITIES -- 2.9%
           AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
           Federal Home Loan Mortgage Corp., Interest Only
   2,847     5.500% 01/15/23.............................................         223
   3,112     5.500% 05/15/27.............................................         304
   2,624   Federal National Mortgage Association
             6.000% 04/25/17.............................................       2,732
                                                                            ---------
                                                                                3,259
                                                                            ---------
           MORTGAGE-BACKED OBLIGATIONS -- 2.4%
           Federal National Mortgage Association
   2,082     2.625% 11/15/06.............................................       2,040
     236     4.185% 08/01/36.............................................         240
   2,818     5.500% 08/25/17.............................................       2,862
             TBA
   6,500     4.500% 05/15/20(f)..........................................       6,320

  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           MORTGAGE-BACKED OBLIGATIONS -- (CONTINUED)
$  3,500     5.500% 04/15/20(f)..........................................   $   3,566
           Government National Mortgage Association
     170     7.000% 05/15/12.............................................         179
      16     9.500% 09/15/16-12/15/20....................................          18
      39     10.000% 05/15/16-08/15/18...................................          43
      71     11.500% 06/15/13-06/15/13...................................          79
                                                                            ---------
                                                                               15,347
                                                                            ---------
           TOTAL MORTGAGE-BACKED SECURITIES
             (Cost $18,988)..............................................      18,606
                                                                            ---------
           COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.7%
           COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%
   3,284   Chaseflex Trust
             5.500% 02/25/35(g)..........................................       3,278
   3,765   Citigroup Commercial Mortgage Trust
             4.733% 10/15/41.............................................       3,665
   2,822   First Horizon Alternative Mortgage Securities
             6.000% 01/25/35.............................................       2,853
   4,000   Nomura Asset Acceptance Corp.
             4.386% 01/25/35.............................................       3,939
           Vendee Mortgage Trust, Interest Only
  12,886     0.448% 09/15/27(e)..........................................         141
  15,672     0.305% 03/15/29(e)..........................................         122
   2,500   Washington Mutual Inc.
             4.684% 04/25/35.............................................       2,500
                                                                            ---------
                                                                               16,498
                                                                            ---------
           COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.1%
   3,730   Bear Stearns Commercial Mortgage Securities
             4.680% 08/13/39(b)..........................................       3,646
   2,000   JPMorgan Chase Commercial Mortgage Securities Corp.
             4.878% 01/15/42.............................................       1,962
  12,072   Merrill Lynch Mortgage Investors, Inc., Interest only
             1.017% 12/15/30.............................................         364
   7,949   Morgan Stanley Capital I
             4.970% 12/15/41.............................................       7,916
                                                                            ---------
                                                                               13,888
                                                                            ---------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $31,269)..............................................      30,386
                                                                            ---------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  INVESTMENT PORTFOLIO (CONTINUED)                            MARCH 31, 2005


  PAR                                                                         VALUE
 (000)                                                                        (000)
--------------------------------------------------------------------------------------
           ffi-SHORT-TERM OBLIGATIONS -- 3.2%
           U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 3.2%
$  6,500   Federal Home Loan Bank Discount Notes
             04/01/05(c).................................................   $   6,500
   3,500   Federal Home Loan Mortgage Corp.
             04/18/05(c).................................................       3,496
   6,500   Federal National Mortgage Association
             05/17/05(c).................................................       6,477
   4,544   U.S. Treasury Notes
             2.750% 08/15/07(b)..........................................       4,431
                                                                            ---------
                                                                               20,904
                                                                            ---------
           TOTAL SHORT-TERM OBLIGATIONS
             (Cost $21,008)..............................................      20,904
                                                                            ---------
           REPURCHASE AGREEMENTS(I) -- 18.7%
  32,339   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
             04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
             $32,647 (repurchase proceeds $32,342).......................      32,342
  38,807   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
             Government Agency securities with various maturities to
             05/20/33, market value $39,317 (repurchase proceeds
             $38,810)....................................................      38,810
  50,520   Repurchase agreement with Wachovia Capital Markets dated
             03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
             Government Agency securities with various maturities to
             03/01/35, market value $51,317 (repurchase proceeds
             $50,524)....................................................      50,524
                                                                            ---------
           TOTAL REPURCHASE AGREEMENTS
             (Cost of $121,676)..........................................     121,676
                                                                            ---------
           TOTAL INVESTMENTS
             (Cost 786,975)(j).................................     120.6%    782,687
                                                                            ---------
           OTHER ASSETS AND LIABILITIES (NET)..................     (20.6)%  (133,508)
                                                                            ---------
           NET ASSETS..........................................     100.0%  $ 649,179
                                                                            =========

---------------

Notes to Investment Portfolio:

(a)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $15,294, which represents 2.4% of net assets.

(b)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $111,965 and $109,999, respectively.

(c)
  Zero coupon bond.

(d)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

(e)
  Restricted and illiquid security.

 (f)
  Security, or a portion thereof, purchased on a delayed delivery basis.

(g)
  Fair valued security.

(h)
  Security pledged as collateral for open futures contracts and TBA's.

 (i)
  This amount represents cash collateral received from securities lending activity (see Note 10).

 (j)
  Cost for federal income tax purposes is $787,044. See Note 4 for additional information.

ACRONYMS:

STRIPS  --   Separate Trading of Registered Interest and Principal of
             Securities
TBA     --   To Be Announced

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                              % OF NET ASSETS
----------------------------------------------------------
Government Agencies & Obligations........        35.1
Financials...............................        25.0
Repurchase Agreements....................        18.7
Asset-Backed Securities..................         8.8
Communications...........................         7.6
Collateralized Mortgage Obligations......         4.7
Utilities................................         4.5
Consumer Non-Cyclical....................         3.3
Energy...................................         2.9
Mortgage-Backed Securities...............         2.9
Basic Materials..........................         2.3
Consumer Cyclical........................         2.2
Industrials..............................         1.3
Investment Management Company............         0.8
Technology...............................         0.5
Other Assets & Liabilities, Net..........       (20.6)
                                                -----
                                                100.0
                                                =====

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO                                        MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             CORPORATE FIXED-INCOME BONDS AND NOTES -- 79.6%
             BASIC MATERIALS -- 8.1%
             CHEMICALS -- 3.0%
$    2,620   Acetex Corp.
               10.875% 08/01/09............................................   $    2,790
             Equistar Chemicals LP
     2,925     7.550% 02/15/26.............................................        2,815
     4,530     10.625% 05/01/11............................................        5,085
             Lyondell Chemical Co.
     4,115     9.500% 12/15/08.............................................        4,403
     1,830     10.500% 06/01/13(a).........................................        2,105
             Millennium America, Inc.
     1,980     7.000% 11/15/06.............................................        2,010
     3,525     7.625% 11/15/26.............................................        3,419
     8,140   Terra Capital, Inc.
               12.875% 10/15/08............................................        9,646
                                                                              ----------
                                                                                  32,273
                                                                              ----------
             FOREST PRODUCTS AND PAPER -- 3.4%
       585   Bowater, Inc.
               9.000% 08/01/09.............................................          629
             Georgia-Pacific Corp.
     2,925     8.000% 01/15/24.............................................        3,261
     3,245     8.875% 02/01/10.............................................        3,622
     8,760     8.875% 05/15/31.............................................       10,556
     1,190     9.375% 02/01/13.............................................        1,330
     6,670   Norske Skog Canada
               8.625% 06/15/11.............................................        6,903
             Pope and Talbot, Inc.
     1,395     8.375% 06/01/13.............................................        1,465
     1,170     8.375% 06/01/13.............................................        1,229
             Tembec Industries, Inc.
     1,620     7.750% 03/15/12.............................................        1,474
     1,145     8.500% 02/01/11.............................................        1,085
     6,390     8.625% 06/30/09(a)..........................................        6,166
                                                                              ----------
                                                                                  37,720
                                                                              ----------
             IRON/STEEL -- 1.7%
     4,666   Algoma Steel, Inc.
               11.000% 12/31/09............................................        5,086
     3,850   Allegheny Ludlum Corp.
               6.950% 12/15/25.............................................        3,754
     5,490   Allegheny Technologies, Inc.
               8.375% 12/15/11.............................................        5,874
     3,200   United States Steel LLC
               10.750% 08/01/08............................................        3,680
                                                                              ----------
                                                                                  18,394
                                                                              ----------
                                                                                  88,387
                                                                              ----------
             COMMUNICATIONS -- 18.2%
             ADVERTISING -- 0.2%
     1,745   Bear Creek Corp.
               9.000% 03/01/13(b)..........................................        1,728
                                                                              ----------
             INTERNET -- 0.0%
       429   Globix Corp.
               11.000% 05/01/08(b)(c)(d)...................................          414
                                                                              ----------

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             MEDIA -- 8.7%
             Adelphia Communications Corp.
$      205     9.250% 10/01/02(e)..........................................   $      173
     3,595     9.375% 11/15/09(e)..........................................        3,200
     1,755     10.250% 11/01/06(e).........................................        1,527
     7,420     10.250% 06/15/11(e).........................................        6,845
             CanWest Media, Inc.
     8,260     7.625% 04/15/13.............................................        8,714
     5,417     8.000% 09/15/12(b)..........................................        5,701
       516   Dex Media East LLC/Dex Media East Finance Co.
               2.125% 11/15/12(a)..........................................          611
             Frontiervision LP Holdings
     4,900     11.000% 10/15/06(e).........................................        6,468
     2,100     11.875% 09/15/07(e).........................................        2,825
             Hollinger, Inc.
       930     11.875% 03/01/11(b).........................................          930
     3,945     12.875% 03/01/11(b).........................................        4,349
     4,490   Houghton Mifflin Co.
               7.200% 03/15/11.............................................        4,625
     1,780   Medianews Group, Inc.
               6.875% 10/01/13.............................................        1,744
     5,605   Morris Publishing Group LLC
               7.000% 08/01/13.............................................        5,549
EUR  7,285   ONO Finance PLC
               10.500% 05/15/14(b).........................................       10,415
$    8,905   Paxson Communications Corp.
               01/15/09(f)
               (12.250% 01/15/06)..........................................        8,282
     4,370   Quebecor Media, Inc.
               11.125% 07/15/11............................................        4,502
     2,595   Rogers Cablesystems Ltd.
               11.000% 12/01/15............................................        2,829
CAD  6,060   Shaw Communications, Inc.
               7.500% 11/20/13.............................................        5,418
$    2,410   Spanish Broadcasting System, Inc.
               9.625% 11/01/09.............................................        2,524
     3,800   Sun Media Corp.
               7.625% 02/15/13.............................................        3,952
             Young Broadcasting, Inc.
       555     8.500% 12/15/08.............................................          581
       800     10.000% 03/01/11(a).........................................          818
     1,651   Ziff Davis Media, Inc., Series B
               13.000% 08/12/09(c).........................................        1,768
                                                                              ----------
                                                                                  94,350
                                                                              ----------
             TELECOMMUNICATIONS -- 9.3%
     1,060   American Tower Escrow Corp.
               08/01/08(g).................................................          795
     1,145   Colo.Com, Inc.
               13.875% 03/15/10(m).........................................           --
             Dobson Cellular Systems, Inc.
       980     7.493% 11/01/11(b)(h).......................................        1,005
       980     8.375% 11/01/11(b)..........................................        1,000
     1,725     9.875% 11/01/12(a)(b).......................................        1,760
     5,755   Inmarsat Finance PLC
               11/15/12(f)
               (10.375% 11/15/08)..........................................        4,057
             Intelsat Bermuda Ltd.
     4,660     7.794% 01/15/12(b)(h).......................................        4,730
     3,130     8.250% 01/15/13(b)..........................................        3,161

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             TELECOMMUNICATIONS -- (CONTINUED)
$    1,164   Loral Cyberstar, Inc.
               10.000% 07/15/06(e).........................................   $      838
             Lucent Technologies, Inc.
     4,350     5.500% 11/15/08(a)..........................................        4,252
     4,190     6.450% 03/15/29.............................................        3,614
       805     6.500% 01/15/28.............................................          690
     3,500   Metro PCS Wireless
               7.500% 03/07/06(l)..........................................        3,500
     5,950   Millicom International Cellular SA
               10.000% 12/01/13(b).........................................        6,069
     3,250   Mobifon Holdings BV
               12.500% 07/31/10............................................        3,969
     3,510   PanAmSat Corp.
               9.000% 08/15/14.............................................        3,703
             Qwest Capital Funding, Inc.
       665     7.750% 08/15/06.............................................          672
     6,500     Series B 6.950% 06/30/10(l).................................        6,584
             Qwest Communications International, Inc.
     4,435     7.500% 11/01/08.............................................        4,190
     2,830     7.500% 02/15/11(a)(b).......................................        2,765
             Qwest Corp.
       165     5.625% 11/15/08(a)..........................................          164
     2,950     7.125% 11/15/43(a)..........................................        2,493
     1,410     7.250% 09/15/25.............................................        1,318
     1,130     9.125% 03/15/12(b)..........................................        1,229
             Qwest Services Corp.
     3,379     13.500% 12/15/07(b).........................................        3,759
     6,787     14.000% 12/15/10(b).........................................        7,856
     6,279     14.500% 12/15/14(b).........................................        7,582
     1,735   Rogers Cantel, Inc.
               9.750% 06/01/16.............................................        2,047
     4,715   Telcordia Technologies
               10.000% 03/15/13(b).........................................        4,680
     5,530   Triton PCS, Inc.
               8.500% 06/01/13.............................................        5,088
       745   TSI Telecommunications
               12.750% 02/01/09............................................          831
       865   US Unwired, Inc.
               10.000% 06/15/12............................................          958
     6,055   US West Communications
               8.875% 06/01/31.............................................        6,085
                                                                              ----------
                                                                                 101,444
                                                                              ----------
                                                                                 197,936
                                                                              ----------
             CONSUMER CYCLICAL -- 9.2%
             AIRLINES -- 1.8%
       810   American Airlines, Inc.
               7.377% 05/23/19.............................................          535
             Delta Air Lines, Inc.
    13,869     8.300% 12/15/29(a)..........................................        4,369
       715     9.250% 03/15/22(a)..........................................          236
     2,335     9.750% 05/15/21(a)..........................................          771
     2,200     10.000% 08/15/08(a).........................................          968
     4,295     10.375% 02/01/11............................................        1,697
     2,735     10.375% 12/15/22(a).........................................          916
             Northwest Airlines, Inc.
     3,535     8.875% 06/01/06(a)..........................................        2,987
       254     8.970% 01/02/15.............................................          161

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             AIRLINES -- (CONTINUED)
$    2,800     9.875% 03/15/07(a)..........................................   $    2,086
     7,010     10.000% 02/01/09(a).........................................        4,381
                                                                              ----------
                                                                                  19,107
                                                                              ----------
             AUTO MANUFACTURERS -- 0.5%
     6,035   General Motors Corp.
               8.375% 07/15/33(a)..........................................        5,164
                                                                              ----------
             AUTO PARTS AND EQUIPMENT -- 3.2%
     4,310   ArvinMeritor, Inc.
               8.750% 03/01/12.............................................        4,483
             Collins & Aikman Products Co.
     1,200     10.750% 12/31/11(a).........................................          987
     7,525     12.875% 08/15/12(a)(b)......................................        3,386
     2,080   Cooper-Standard Automotive, Inc.
               7.000% 12/15/12(a)(b).......................................        1,934
     3,720   Dana Corp.
               7.000% 03/01/29.............................................        3,267
             Goodyear Tire & Rubber Co.
       982     6.375% 03/15/08(a)..........................................          972
     1,905     6.625% 12/01/06(a)..........................................        1,943
     4,300     9.000% 03/31/06(l)..........................................        4,332
    10,570     11.000% 03/01/11(a)(b)......................................       11,759
     1,970   Tenneco Automotive, Inc.
               10.250% 07/15/13............................................        2,197
                                                                              ----------
                                                                                  35,260
                                                                              ----------
             ENTERTAINMENT -- 1.2%
       845   Isle of Capri Casinos, Inc.
               9.000% 03/15/12.............................................          918
     2,627   Jacobs Entertainment Co.
               11.875% 02/01/09............................................        2,863
     2,080   LCE Acquisition Corp.
               9.000% 08/01/14(b)..........................................        2,070
             Six Flags, Inc.
     4,070     9.625% 06/01/14.............................................        3,755
     1,805     9.750% 04/15/13(a)..........................................        1,683
       404   United Artists Theatre, Inc.
               9.300% 07/01/15(d)..........................................          412
     1,485   Warner Music Group
               7.375% 04/15/14.............................................        1,530
                                                                              ----------
                                                                                  13,231
                                                                              ----------
             HOME FURNISHINGS -- 0.2%
     2,400   Fedders North America, Inc.
               9.875% 03/01/14.............................................        1,800
                                                                              ----------
             LODGING -- 1.1%
     1,460   Gaylord Entertainment Co.
               8.000% 11/15/13.............................................        1,511
             ITT Corp.
     3,230     7.375% 11/15/15.............................................        3,472
     1,015     7.750% 11/15/25.............................................        1,045
       720   Mandalay Resort Group
               9.500% 08/01/08.............................................          787
       310   Park Place Entertainment Corp.
               9.375% 02/15/07.............................................          330

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             LODGING -- (CONTINUED)
$    5,260   Trump Atlantic City Associates
               11.250% 05/01/06(e).........................................   $    5,155
                                                                              ----------
                                                                                  12,300
                                                                              ----------
             RETAIL -- 0.9%
     1,085   Blockbuster, Inc.
               9.000% 09/01/12(b)..........................................        1,052
     2,952   Jafra Cosmetics International
               Inc./Distribuidora Comerical Jaffra SA de CV
               10.750% 05/15/11............................................        3,395
     3,900   Star Gas Partners LP/Star Gas Finance Co.
               10.250% 02/15/13(a).........................................        3,608
     1,930   Toys R Us, Inc.
               7.625% 08/01/11(a)..........................................        1,814
                                                                              ----------
                                                                                   9,869
                                                                              ----------
             TEXTILES -- 0.3%
     3,340   INVISTA
               9.250% 05/01/12(b)..........................................        3,674
                                                                              ----------
                                                                                 100,405
                                                                              ----------
             CONSUMER NON-CYCLICAL -- 8.3%
             AGRICULTURE -- 1.1%
             Commonwealth Brands, Inc.
     6,135     9.750% 04/15/08(b)..........................................        6,565
     3,685     10.625% 09/01/08(b).........................................        3,943
     1,290   Seminis Vegetable Seeds, Inc.
               10.250% 10/01/13............................................        1,522
                                                                              ----------
                                                                                  12,030
                                                                              ----------
             COMMERCIAL SERVICES -- 4.4%
     2,570   American Color Graphics, Inc.
               10.000% 06/15/10............................................        1,671
     3,565   Chemed Corp.
               8.750% 02/24/11.............................................        3,877
     2,140   Dollar Financial Group, Inc.
               9.750% 11/15/11.............................................        2,279
     2,295   Great Lakes Dredge & Dock Corp.
               7.750% 12/15/13(a)..........................................        1,905
     1,940   Jostens Corp.
               Series C 5.190% 10/04/11(l).................................        1,970
     4,745   Language Line, Inc.
               11.125% 06/15/12............................................        4,947
     4,299   Phoenix Color Corp.
               10.375% 02/01/09............................................        3,955
             Protection One Alarm Monitoring
     7,010     7.375% 08/15/05.............................................        7,036
     3,760     8.125% 01/15/09.............................................        3,610
     8,560   Quintiles Transnational Corp.
               10.000% 10/01/13............................................        9,630
     4,120   Vertis, Inc.
               9.750% 04/01/09.............................................        4,305
     2,380   Vertrue, Inc.
               9.250% 04/01/14.............................................        2,451
                                                                              ----------
                                                                                  47,636
                                                                              ----------
             FOOD -- 1.1%
EUR  7,895   Parmalat Finance Corp. BV
               6.250% 02/07/05(e)..........................................        2,295

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             FOOD -- (CONTINUED)
$    4,355   Pinnacle Foods Holding Corp.
               8.250% 12/01/13(a)..........................................   $    3,724
             Swift & Co.
     1,225     10.125% 10/01/09............................................        1,344
     4,305     12.500% 01/01/10............................................        4,854
                                                                              ----------
                                                                                  12,217
                                                                              ----------
             HEALTHCARE SERVICES -- 1.3%
     5,780   Ameripath, Inc.
               10.500% 04/01/13............................................        5,751
     2,285   Columbia HCA
               7.500% 11/15/95.............................................        2,192
             HCA, Inc.
        90     7.750% 07/15/36.............................................           93
     4,075     8.360% 04/15/24.............................................        4,464
     1,905   National Nephrology Associates, Inc.
               9.000% 11/01/11(b)..........................................        2,112
                                                                              ----------
                                                                                  14,612
                                                                              ----------
             PHARMACEUTICALS -- 0.4%
             Warner Chilcott Corp.
     2,075     8.750% 02/01/15(b)..........................................        2,086
     1,365     Series B 5.584% 01/18/12(l).................................        1,378
       550     Series C 5.584% 01/18/12(l).................................          555
       254     Series D 5.584% 01/18/12(l).................................          256
                                                                              ----------
                                                                                   4,275
                                                                              ----------
                                                                                  90,770
                                                                              ----------
             DIVERSIFIED -- 0.6%
             HOLDING COMPANIES DIVERSIFIED -- 0.6%
       413   ESI Tractebel Acquisition Corp.
               7.990% 12/30/11.............................................          438
     7,340   Pharma Services Intermediate Holding Corp.
               04/01/14(b)(f)
                 (11.500% 04/01/09)........................................        5,174
     1,225   Stena AB
               9.625% 12/01/12.............................................        1,357
                                                                              ----------
                                                                                   6,969
                                                                              ----------
             ENERGY -- 8.2%
             ENERGY -- ALTERNATE SOURCES -- 0.0%
             Salton SEA Funding
        93     7.370% 05/30/05(d)..........................................           94
         3     8.300% 05/30/11(d)..........................................            3
                                                                              ----------
                                                                                      97
                                                                              ----------
             OIL AND GAS -- 3.7%
    11,830   El Paso Production Holding Co.
               7.750% 06/01/13.............................................       11,979
     2,730   Evergreen Resources, Inc.
               5.875% 03/15/12.............................................        2,776
     3,350   Forest Oil Corp.
               8.000% 12/15/11.............................................        3,685
       400   Hilcorp Energy LP/Hilcorp Finance Co.
               10.500% 09/01/10(b).........................................          444

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             OIL AND GAS -- (CONTINUED)
             Newfield Exploration Co.
$      390     7.625% 03/01/11.............................................   $      419
       390     8.375% 08/15/12.............................................          421
             Parker Drilling Co.
     5,155     9.625% 10/01/13(a)..........................................        5,696
       297     10.125% 11/15/09............................................          312
     1,960   Plains E&P Co.
               8.750% 07/01/12.............................................        2,136
     2,485   Pride International, Inc.
               7.375% 07/15/14.............................................        2,634
       495   Seitel, Inc.
               11.750% 07/15/11............................................          557
     2,310   Venoco, Inc.
               8.750% 12/15/11(b)..........................................        2,379
             Vintage Petroleum, Inc.
     1,695     7.875% 05/15/11.............................................        1,797
     4,435     8.250% 05/01/12.............................................        4,801
                                                                              ----------
                                                                                  40,036
                                                                              ----------
             OIL AND GAS SERVICES -- 1.2%
     1,640   Grant Prideco, Inc. >
               9.625% 12/01/07.............................................        1,787
             Petroleum Geo-Services ASA
     3,546     8.000% 11/05/06(a)..........................................        3,621
     6,240     10.000% 11/05/10............................................        7,004
                                                                              ----------
                                                                                  12,412
                                                                              ----------
             PIPELINES -- 3.3%
             ANR Pipeline Co.
       765     7.000% 06/01/25.............................................          760
     5,140     9.625% 11/01/21.............................................        6,383
             Dynegy Holdings, Inc.
     2,155     9.160% 07/15/08(b)(h).......................................        2,311
     5,450     9.875% 07/15/10(b)..........................................        5,838
             El Paso Corp.
     1,280     6.950% 12/15/07.............................................        1,296
     2,025     7.000% 05/15/11.............................................        1,944
     1,600     7.800% 08/01/31.............................................        1,504
             El Paso Natural Gas Co.
       310     7.500% 11/15/26.............................................          320
     5,240     7.625% 08/01/10.............................................        5,495
     1,860     8.375% 06/15/32.............................................        2,044
     1,385   Pacific Energy Partners LP/Pacific Energy Finance Corp.
               7.125% 06/15/14.............................................        1,433
     5,375   PG&E Gas Transmission
               7.100% 06/01/05.............................................        5,407
     1,315   Southern Natural Gas Co.
               7.350% 02/15/31.............................................        1,343
                                                                              ----------
                                                                                  36,078
                                                                              ----------
                                                                                  88,623
                                                                              ----------
             FINANCIALS -- 8.6%
             BANKS -- 0.4%
     3,965   Fremont General Corp.
               7.875% 03/17/09.............................................        4,025
                                                                              ----------

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- 4.3%
             Alamosa Delaware, Inc.
$    3,334     11.000% 07/31/10............................................   $    3,792
     2,150     07/31/09(f)
                 (12.000% 07/31/05)........................................        2,338
     6,185   AMR Real Estate
               8.125% 06/01/12.............................................        6,401
             Cedar Brakes LLC
     2,265     8.500% 02/15/14(b)..........................................        2,632
     5,388     9.875% 09/01/13(b)..........................................        6,445
             General Motors Acceptance Corp.
     2,000     8.000% 11/01/31.............................................        1,742
     1,005     5.625% 05/15/09.............................................          917
     5,345     6.750% 12/01/14(a)..........................................        4,617
             LaBranche and Co., Inc.
     3,910     11.000% 05/15/12............................................        4,145
     2,290     9.500% 05/15/09(a)..........................................        2,301
     2,910   Rainbow National Services LLC
               10.375% 09/01/14(b).........................................        3,252
     4,005   UCAR Finance, Inc.
               10.250% 02/15/12............................................        4,285
     2,155   UGS Corp.
               10.000% 06/01/12(b).........................................        2,381
             Vanguard Health Holding Co. LLC
       455     9.000% 10/01/14.............................................          479
     2,020     10/01/15
               (11.250% 10/01/09)(f).......................................        1,349
                                                                              ----------
                                                                                  47,076
                                                                              ----------
             INSURANCE -- 1.0%
     5,775   Crum and Forster Holdings Corp.
               10.375% 06/15/13............................................        6,468
             Fairfax Financial Holdings Ltd.
       185     8.300% 04/15/26.............................................          168
     3,590     7.750% 07/15/37.............................................        3,052
       185     7.375% 04/15/18(a)..........................................          165
        65     7.750% 04/26/12.............................................           63
             Lumbermens Mutual Casualty
     9,865     9.150% 07/01/26(b)(e).......................................          299
       180     8.300% 12/01/37(b)(e).......................................            5
     4,600     8.450% 12/01/97(b)(e).......................................          139
       510   Unum-Provident Corp.
               6.750% 12/15/28.............................................          494
                                                                              ----------
                                                                                  10,853
                                                                              ----------
             REAL ESTATE -- 1.5%
     2,730   Blum CB Corp.
               11.250% 06/15/11............................................        3,058
     2,633   CB Richard Ellis Services, Inc. Escrow
               9.750% 05/15/10.............................................        2,975
             Riley Mezzanine Corp.
     2,000     8.060% 02/03/08(l)..........................................        2,030
     2,000     7.310% 02/03/08(l)..........................................        2,015

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
$    6,575   LNR Property Corp.
               Series B
               5.810% 02/03/08(d)(l).......................................   $    6,649
                                                                              ----------
                                                                                  16,727
                                                                              ----------
             REAL ESTATE INVESTMENT TRUST (REITS) -- 1.4%
     4,470   Crescent Real Estate Equites LP
               9.250% 04/15/09.............................................        4,850
     4,475   Omega Healthcare Investors, Inc.
               7.000% 04/01/14.............................................        4,475
     5,950   Trustreet Properties, Inc.
               7.500% 04/01/15(b)..........................................        5,920
                                                                              ----------
                                                                                  15,245
                                                                              ----------
                                                                                  93,926
                                                                              ----------
             INDUSTRIALS -- 10.5%
             AEROSPACE AND DEFENSE -- 1.4%
             BE Aerospace, Inc.
     7,360     8.875% 05/01/11(a)..........................................        7,452
       980     8.000% 03/01/08(a)..........................................          973
       520     8.500% 10/01/10.............................................          567
             Sequa Corp.
     2,635     9.000% 08/01/09.............................................        2,819
     3,115     8.875% 04/01/08.............................................        3,271
                                                                              ----------
                                                                                  15,082
                                                                              ----------
             BUILDING MATERIALS -- 0.9%
     4,465   Dayton Superior Corp.
               10.750% 09/15/08............................................        4,375
       940   Goodman Global Holdings Co., Inc.
               5.760% 06/15/12(b)(h).......................................          931
     2,421   Interline Brands, Inc.
               11.500% 05/15/11............................................        2,760
     1,960   MMI Products, Inc.
               11.250% 04/15/07............................................        1,950
                                                                              ----------
                                                                                  10,016
                                                                              ----------
             ELECTRICAL COMPONENTS AND EQUIPMENT -- 0.4%
     3,645   Rayovac Corp.
               8.500% 10/01/13.............................................        3,754
                                                                              ----------
             ELECTRONICS -- 0.4%
     2,275   Fisher Scientific International, Inc.
               8.125% 05/01/12.............................................        2,468
     2,175   Knowles Electronics Holdings, Inc.
               13.125% 10/15/09............................................        2,241
                                                                              ----------
                                                                                   4,709
                                                                              ----------
             ENGINEERING AND CONSTRUCTION -- 1.1%
     3,280   J. Ray McDermott SA
               11.000% 12/15/13(b).........................................        3,673
     4,960   Shaw Group, Inc.
               10.750% 03/15/10(a).........................................        5,382
     2,398   URS Corp.
               11.500% 09/15/09............................................        2,734
                                                                              ----------
                                                                                  11,789
                                                                              ----------

   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             ENVIRONMENTAL CONTROL -- 0.5%
$    3,675   Geo Sub Corp.
               11.000% 05/15/12............................................   $    3,767
        65   Marsulex, Inc.
               9.625% 07/01/08.............................................           66
GBP    590   WRG Acquisitions PLC
               8.489% 12/15/11(b)(h).......................................        1,129
                                                                              ----------
                                                                                   4,962
                                                                              ----------
             HAND/MACHINE TOOLS -- 0.3%
$    2,725   Thermadyne Holdings Corp.
               9.250% 02/01/14.............................................        2,616
                                                                              ----------
             MACHINERY -- CONSTRUCTION AND MINING -- 0.4%
     4,365   JLG Industries, Inc.
               8.250% 05/01/08.............................................        4,627
                                                                              ----------
             METAL FABRICATE/HARDWARE -- 0.3%
     3,305   Mueller Group, Inc.
               10.000% 05/01/12(a).........................................        3,569
                                                                              ----------
             MISCELLANEOUS MANUFACTURING -- 0.6%
     7,165   Mark IV Industries, Inc.
               7.500% 09/01/07.............................................        6,914
                                                                              ----------
             PACKAGING AND CONTAINERS -- 3.6%
             Crown Europe Holdings SA
     6,750     9.500% 03/01/11.............................................        7,408
     5,285     10.875% 03/01/13............................................        6,131
             Graham Packaging, Series C
     1,000     7.313% 04/07/12(l)..........................................        1,030
             Owens-Brockway Glass Container, Inc.
     5,440     8.750% 11/15/12.............................................        5,943
     2,080     7.750% 05/15/11.............................................        2,179
     3,675     8.875% 02/15/09.............................................        3,923
             Owens-Illinois, Inc.
     6,480     8.100% 05/15/07(a)..........................................        6,707
     2,605     7.800% 05/15/18.............................................        2,651
     3,365   Tekni-Plex, Inc.
               8.750% 11/15/13(a)(b).......................................        3,188
                                                                              ----------
                                                                                  39,160
                                                                              ----------
             TRANSPORTATION -- 0.4%
             TFM SA de CV
     2,770     12.500% 06/15/12............................................        3,158
     1,315     11.750% 06/15/09(f).........................................        1,315
                                                                              ----------
                                                                                   4,473
                                                                              ----------
             TRUCKING AND LEASING -- 0.2%
     2,450   Interpool, Inc.
               6.000% 09/01/14.............................................        2,285
                                                                              ----------
                                                                                 113,956
                                                                              ----------
             TECHNOLOGY -- 1.6%
             COMPUTERS -- 0.3%
     1,780   Activant Solutions, Inc.
               9.090% 04/01/10(a)(b)(h)....................................        1,815

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             COMPUTERS -- (CONTINUED)
$      670   Electronic Data Systems Corp.
               7.125% 10/15/09(a)..........................................   $      720
     1,350   Stratus Technologies, Inc.
               10.375% 12/01/08............................................        1,337
                                                                              ----------
                                                                                   3,872
                                                                              ----------
             SEMICONDUCTORS -- 0.6%
             Amkor Technology, Inc.
       390     7.125% 03/15/11(a)..........................................          329
       485     7.750% 05/15/13(a)..........................................          407
             MagnaChip Semiconductor SA/ MagnaChip Semiconductor Finance
               Co.
     2,275     6.260% 12/15/11(b)(h).......................................        2,332
     3,190     8.000% 12/15/14(a)(b).......................................        3,262
                                                                              ----------
                                                                                   6,330
                                                                              ----------
             SOFTWARE -- 0.7%
     6,995   IPC Acquisition Corp.
               11.500% 12/15/09............................................        7,694
                                                                              ----------
                                                                                  17,896
                                                                              ----------
             UTILITIES -- 6.3%
             ELECTRIC -- 6.3%
             AES Corp.
     6,930     9.000% 05/15/15(b)..........................................        7,623
     4,975     7.750% 03/01/14.............................................        5,137
             AES Eastern Energy LP
     4,711     9.000% 01/02/17.............................................        5,418
     1,175     9.670% 01/02/29.............................................        1,481
    14,565   Calpine Canada
               8.500% 05/01/08(a)..........................................       10,341
             Calpine Corp.
    13,717     8.500% 07/15/10(a)(b).......................................       10,768
     1,890     8.750% 07/15/07(a)..........................................        1,474
       760     7.625% 04/15/06(a)..........................................          737
     1,370     7.750% 04/15/09(a)..........................................          945
             Mirant Americas Generation LLC
     2,526     07/17/05(e)(l)(g)...........................................        2,028
     1,400     4.816% 01/15/04(e)(l).......................................        1,019
     2,185     8.300% 05/01/11(e)..........................................        2,436
     2,390     9.125% 05/01/31(e)..........................................        2,599
     1,670     8.500% 10/01/21(e)..........................................        1,766
     6,131   NRG Energy, Inc.
               8.000% 12/15/13(b)..........................................        6,484
     1,645   Reliant Energy, Inc.
               9.250% 07/15/10.............................................        1,760
     1,632   Southern California Edison Co.
               8.000% 02/15/07.............................................        1,738
     3,228   Tiverton Power Associates/Rumford Power Associates
               9.000% 07/15/18(b)..........................................        2,421
             Western Resources
       375     7.125% 08/01/09.............................................          405
     1,770     7.875% 05/01/07.............................................        1,891
                                                                              ----------
                                                                                  68,471
                                                                              ----------
             TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES
               (Cost $821,887).............................................      867,339
                                                                              ----------
  SHARES                                                                         VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             INVESTMENT MANAGEMENT COMPANY -- 7.3%
    78,955   Nations Cash Reserves, Capital Class Shares(i)................   $   78,955
                                                                              ----------
             TOTAL INVESTMENT MANAGEMENT COMPANY
               (Cost $78,955)..............................................       78,955
                                                                              ----------
   PAR
  (000)
----------
             CONVERTIBLE BONDS -- 4.8%
             COMMUNICATIONS -- 1.8%
             MEDIA -- 0.0%
$    1,125   Adelphia Communications Corp.
               6.000% 02/15/06(e)..........................................           79
                                                                              ----------
             INTERNET -- 0.3%
     3,897   At Home Corp.
               4.750% 12/15/06(e)..........................................          545
     2,565   RiverStone Networks, Inc.
               3.750% 12/01/06(b)(e).......................................        2,360
                                                                              ----------
                                                                                   2,905
                                                                              ----------
             TELECOMMUNICATIONS -- 1.5%
     8,335   Ciena Corp.
               3.750% 02/01/08(a)..........................................        7,116
     9,840   Nortel Networks Corp.
               4.250% 09/01/08.............................................        9,102
                                                                              ----------
                                                                                  16,218
                                                                              ----------
                                                                                  19,202
                                                                              ----------
             CONSUMER CYCLICAL -- 0.1%
             AIRLINES -- 0.1%
     2,885   Delta Air Lines, Inc.
               8.000% 06/03/23.............................................        1,168
                                                                              ----------
             CONSUMER NON-CYCLICAL -- 1.8%
             HEALTHCARE SERVICES -- 1.5%
    14,960   Laboratory Corp. of America Holdings
               09/11/21(g).................................................       11,220
             Lincare Holdings, Inc.
     1,420     3.000% 06/15/33.............................................        1,489
     3,500     3.000% 06/15/33.............................................        3,671
                                                                              ----------
                                                                                  16,380
                                                                              ----------
             BIOTECHNOLOGY -- 0.3%
     5,255   Amgen, Inc.
               03/01/32(g).................................................        3,823
                                                                              ----------
                                                                                  20,203
                                                                              ----------
             FINANCIALS -- 0.4%
             INSURANCE -- 0.1%
       900   Loews Corp.
               3.125% 09/15/07.............................................          907
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


   PAR                                                                           VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES -- 0.3%
$    3,510   Providian Financial Corp.
               3.250% 08/15/05.............................................   $    3,505
                                                                              ----------
                                                                                   4,412
                                                                              ----------
             TECHNOLOGY -- 0.6%
             SEMICONDUCTORS -- 0.5%
     5,000   Amkor Technology, Inc.
               5.750% 06/01/06(a)..........................................        4,738
       790   LSI Logic Corp.
               4.000% 11/01/06(a)..........................................          779
                                                                              ----------
                                                                                   5,517
                                                                              ----------
             COMPUTERS -- 0.1%
       685   Electronic Data Systems Corp.
               3.875% 07/15/23.............................................          676
                                                                              ----------
                                                                                   6,193
                                                                              ----------
             UTILITIES -- 0.1%
             ELECTRIC -- 0.1%
     1,497   Caithness Coso Funding Corp.
               9.050% 12/15/09.............................................        1,602
                                                                              ----------
             TOTAL CONVERTIBLE BONDS
               (Cost $52,647)..............................................       52,780
                                                                              ----------
  SHARES
  (000)
----------
             PREFERRED STOCKS -- 2.1%
             COMMUNICATIONS -- 0.8%
             MEDIA -- 0.5%
        --(j) Paxson Communications Corp.(c)................................         707
       217   Quadramed Corp.(b)(d).........................................        3,905
        --(j) Ziff Davis Holdings, Inc.(d)..................................         227
                                                                              ----------
                                                                                   4,839
                                                                              ----------
             TELECOMMUNICATIONS -- 0.3%
        30   Neon Communications(d)(m).....................................          337
        61   Haights Cross Communications, Inc.(d)(m)......................        3,386
                                                                              ----------
                                                                                   3,723
                                                                              ----------
                                                                                   8,562
                                                                              ----------
             FINANCIALS -- 1.3%
             INSURANCE -- 0.1%
        69   Conseco, Inc. ................................................        1,826
                                                                              ----------
             REAL ESTATE INVESTMENT TRUST (REITS) -- 1.2%
        84   Sovereign Real Estate Investment Corp.(b).....................       12,882
                                                                              ----------
                                                                                  14,708
                                                                              ----------
             TOTAL PREFERRED STOCKS
               (Cost $22,481)..............................................       23,270
                                                                              ----------
             COMMON STOCKS -- 1.6%
             BASIC MATERIALS -- 0.0%
             FOREST PRODUCTS AND PAPER -- 0.0%
       115   Abitibi-Consolidated, Inc. ...................................          534
                                                                              ----------

  SHARES                                                                         VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             COMMUNICATIONS -- 0.7%
             INTERNET -- 0.1%
       139   Globix Corp.(d)...............................................   $      515
                                                                              ----------
             MEDIA -- 0.5%
       631   UnitedGlobalCom, Inc., Class A................................        5,972
                                                                              ----------
             TELECOMMUNICATIONS -- 0.1%
         7   ICO Global Communications Holding Ltd.(d).....................           22
       426   Neon Communications(a)(d)(m)..................................          532
         8   Remote Dynamics, Inc. ........................................            8
        40   US Unwired, Inc. .............................................          168
                                                                              ----------
                                                                                     730
                                                                              ----------
                                                                                   7,217
                                                                              ----------
             CONSUMER CYCLICAL -- 0.5%
             AUTO COMPONENTS -- 0.5%
       357   Goodyear Tire & Rubber Co.(a).................................        4,771
                                                                              ----------
             HEALTH CARE -- 0.0%
             HEALTH CARE PROVIDERS AND SERVICES -- 0.0%
        --(j) Fountain View, Inc.(d)(m).....................................           2
                                                                              ----------
             INDUSTRIALS -- 0.3%
             HAND/MACHINE TOOLS -- 0.2%
       158   Thermadyne Holdings Corp.(d)(l)...............................        1,929
                                                                              ----------
             METAL FABRICATE/HARDWARE -- 0.1%
       711   ACP Holding Co.(d)............................................        1,441
                                                                              ----------
                                                                                   3,370
                                                                              ----------
             TECHNOLOGY -- 0.1%
             SOFTWARE -- 0.1%
       474   Quadramed Corp.(d)............................................          740
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost $12,171)..............................................       16,634
                                                                              ----------
   PAR
  (000)
----------
             ASSET-BACKED SECURITIES -- 0.6%
$    6,756   Gilroy Receivable Asset Trust
               10.000% 09/30/14(d)(l)......................................        6,757
             GT Telecom Racers Trust
       583     Series A(g) 06/30/08(m).....................................            0
       417     Series B(g) 06/30/08(m).....................................            0
                                                                              ----------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $7,241)...............................................        6,757
                                                                              ----------

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005

  UNITS                                                                         VALUE
  (000)                                                                         (000)
-----------------------------------------------------------------------------------------
             WARRANTS -- 0.1%
             BASIC MATERIALS -- 0.1%
             FOREST PRODUCTS AND PAPER -- 0.1%
       730   Neenah
               Expires 09/30/13(d)(k)......................................   $    1,479
                                                                              ----------
             COMMUNICATIONS -- 0.0%
             MEDIA -- 0.0%
         1   ONO Finance PLC
               Expires 03/16/11(b)(d)(k)(m)................................            0
        78   Ziff Davis Media, Inc.
               Series E
               Expires 08/12/12(b)(k)......................................            8
                                                                              ----------
                                                                                       8
                                                                              ----------
             TELECOMMUNICATIONS -- 0.0%
         1   Colo.Com, Inc.
               Expires 03/15/10(b)(k)(m)...................................            0
         2   ICO Global Communications
               Expires 05/16/06(k).........................................            0
       276   Neon Communications
               Expires 12/02/12(a)(d)(k)(m)................................            3
       180   Neon Communications
               Expires 12/02/12(d)(k)(m)...................................            2
        --(j) UbiquiTel, Inc.
               Expires 04/15/10(d)(k)......................................            0
        45   Haights Cross Communications, Inc.
               Expires 12/10/11(d)(k)(m)...................................            0
        --(j) Haights Cross Communications, Inc.
               Series A
               Expires 12/10/11(d)(k)(m)...................................            0
                                                                              ----------
                                                                                       5
                                                                              ----------
                                                                                      13
                                                                              ----------
             INDUSTRIALS -- 0.0%
             HAND/MACHINE TOOLS -- 0.0%
        --(j) Thermadyne Holdings Corp.
               Expires 05/23/06(d)(k)(m)...................................            0
                                                                              ----------
             TOTAL WARRANTS
               (Cost $460).................................................        1,492
                                                                              ----------
             REPURCHASE AGREEMENTS(n) -- 12.3%
    36,649   Repurchase agreement with ABN AMRO, Inc. dated 03/31/05, due
               04/01/05 at 2.830%, collateralized by U.S. Government Agency securities with various maturities to 05/15/29, market value
               $36,998 (repurchase proceeds $36,652).......................       36,652

  UNITS                                                                          VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS(N) -- (CONTINUED)
    43,979   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.840%, collateralized by U.S.
               Government Agency securities with various maturities to
               05/20/33, market value $44,557 (repurchase proceeds
               $43,983)....................................................   $   43,983
    53,914   Repurchase agreement with Wachovia Capital Markets dated
               03/31/05, due 04/01/05 at 2.920%, collateralized by U.S.
               Government Agency securities with various maturities to
               03/01/35, market value $54,764 (repurchase proceeds
               $53,918)....................................................       53,918
                                                                              ----------
             TOTAL REPURCHASE AGREEMENTS
               (Cost of $134,553)..........................................      134,553
                                                                              ----------
             TOTAL INVESTMENTS
               (Cost $1,130,395)(o)..............................     108.4%   1,181,780
                                                                              ----------
             OTHER ASSETS AND
               LIABILITIES (NET).................................      (8.4)%    (91,765)
                                                                    -------   ----------
             NET ASSETS..........................................     100.0%   1,090,015
                                                                              ==========

---------------

Notes to Investment Portfolio:

(a)
  All or a portion of this security was on loan at March 31, 2005. The aggregate cost and market value of securities on loan at March 31, 2005 is $130,562 and $127,153, respectively.

(b)
  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, these securities amounted to $207,714, which represents 19.1% of net assets.

(c)
  Pay-in-kind securities.

(d)
  Restricted and illiquid security.

(e)
  The issuer is in default of certain debt covenants. Income is not being accrued. As of March 31, 2005, the value of these securities represents 3.9% of net assets.

 (f)
  Step bond.

(g)
  Zero coupon bond.

(h)
  Variable rate security. The interest rate shown reflects the rate as of March 31, 2005.

 (i)
  Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 (j)
  Amount represents less than 500 shares.

(k)
  Non-income producing security.

 (l)
  Loan participation agreement.

(m)
  Fair valued security.

(n)
  This amount represents cash collateral received from securities lending activity (see Note 10).

(o)
  Cost for federal income tax purposes is $1,132,926. See Note 4 for additional information.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  INVESTMENT PORTFOLIO  (CONTINUED)                           MARCH 31, 2005


ACRONYMS:

EUR  --   Euro Currency
CAD  --   Canadian Dollar
GBP  --   Great Britain Pound

At March 31, 2005, the Fund held investments in the following security types:

SECURITY TYPE                                % OF NET ASSETS
------------------------------------------------------------
Communications.............................        21.5
Repurchase Agreements......................        12.3
Industrials................................        10.8
Financials.................................        10.3
Consumer Non-Cyclical......................        10.1
Consumer Cyclical..........................         9.7
Basic Materials............................         8.3
Energy.....................................         8.2
Investment Management Company..............         7.3
Utilities..................................         6.4
Technology.................................         2.3
Asset-Back Securities......................         0.6
Diversified................................         0.6
Health Care................................          --(a)
Other Assets & Liabilities, Net............        (8.4)
                                                  -----
                                                  100.0
                                                  =====

(a)Less than 0.1%.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 146

                      [This page intentionally left blank]

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF ASSETS AND LIABILITIES


March 31, 2005

                                                               INTERMEDIATE        HIGH YIELD
                                                                   BOND               BOND
                                                                  MASTER             MASTER
                                                                PORTFOLIO          PORTFOLIO
                                                              ---------------------------------
(IN THOUSANDS)
ASSETS:
Non-affiliated investments, at cost.........................  $      660,483     $      916,887
Repurchase agreements.......................................         121,676            134,553
Affiliated investments, at cost.............................           4,816             78,955
                                                              --------------     --------------
Non-affiliated investments, at value........................         656,195            968,272
Repurchase agreements.......................................         121,676            134,553
Affiliated investments, at value............................           4,816             78,955
Cash........................................................              --                793
Foreign cash................................................              --                 --(a)
Receivable for investment securities sold...................          27,744             25,029
Interest receivable.........................................           7,154             20,680
Net unrealized appreciation on foreign forward currency
  contracts.................................................              --                183
Receivable for variation margin.............................              14                 --
                                                              --------------     --------------
    Total assets............................................         817,599          1,228,465
                                                              --------------     --------------
LIABILITIES:
Collateral on securities loaned.............................        (121,676)          (134,553)
Investment advisory fee payable.............................            (228)              (552)
Administration fee payable..................................              --                (49)
Due to custodian............................................          (9,095)                --
Net unrealized depreciation on foreign forward currency
  contracts.................................................              --               (117)
Payable for investment securities purchased.................         (37,352)            (3,100)
Accrued Trustees' fees and expenses.........................             (43)               (45)
Accrued expenses and other liabilities......................             (26)               (34)
                                                              --------------     --------------
    Total liabilities.......................................        (168,420)          (138,450)
                                                              --------------     --------------
NET ASSETS..................................................  $      649,179     $    1,090,015
                                                              ==============     ==============

(a) Amount represents less than $500.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 148

                      [This page intentionally left blank]

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2005

                                                               INTERMEDIATE        HIGH YIELD
                                                                   BOND               BOND
                                                                  MASTER             MASTER
                                                                PORTFOLIO          PORTFOLIO
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       25,962     $       88,244
Dividends (Net of foreign withholding taxes of $0 and $1,
  respectively).............................................              --                767
Dividend income from affiliated funds.......................             235              2,096
Securities lending..........................................              71                478
                                                              --------------     --------------
    Total investment income.................................          26,268             91,585
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           2,745              6,294
Administration fee..........................................             281                576
Custodian fees..............................................              50                 88
Legal and audit fees........................................              33                 33
Trustees' fees and expenses.................................              21                 21
Other.......................................................              27                 35
                                                              --------------     --------------
    Total expenses..........................................           3,157              7,047
Fees reduced by credits allowed by the custodian (see Note
  3)........................................................              (5)                (7)
Fees waived by administrator (see Note 3)...................            (281)                --
                                                              --------------     --------------
    Net expenses............................................           2,871              7,040
                                                              --------------     --------------
NET INVESTMENT INCOME.......................................          23,397             84,545
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................          (1,396)            50,827
  Swap contracts............................................              69                 --
  Futures...................................................            (624)                --
  Written options...........................................               7                 --
  Foreign currency and other net assets.....................              --                234
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................          (1,944)            51,061
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................         (25,159)           (47,685)
  Swap contracts............................................             (67)                --
  Futures...................................................            (624)                --
  Foreign currency and other net assets.....................              --                 53
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         (25,850)           (47,632)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......         (27,794)             3,429
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $       (4,397)    $       87,974
                                                              ==============     ==============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                            INTERMEDIATE BOND MASTER               HIGH YIELD BOND MASTER
                                                                    PORTFOLIO                            PORTFOLIO
                                                        ---------------------------------     --------------------------------
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                           3/31/05            3/31/04            3/31/05           3/31/04
                                                        ----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income...............................    $       23,397     $       23,684     $       84,545    $       89,077
Net realized gain/(loss) on investments.............            (1,944)            16,276             51,061            45,456
Net change in unrealized appreciation/(depreciation)
  of investments....................................           (25,850)            (5,781)           (47,632)          106,780
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................            (4,397)            34,179             87,974           241,313
Contributions.......................................           111,455            162,098            405,297         1,083,816
Withdrawals.........................................          (207,111)          (232,258)          (651,619)         (772,416)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............          (100,053)           (35,981)          (158,348)          552,713
NET ASSETS:
Beginning of year...................................           749,232            785,213          1,248,363           695,650
                                                        --------------     --------------     --------------    --------------
End of year.........................................    $      649,179     $      749,232     $    1,090,015    $    1,248,363
                                                        ==============     ==============     ==============    ==============


  FINANCIAL HIGHLIGHTS


                                                                                                            WITHOUT WAIVERS
                                                                                                            AND/OR EXPENSE
                                                                                                            REIMBURSEMENTS
                                                                                                            ---------------
                                                             RATIO OF          RATIO OF                        RATIO OF
                                                             OPERATING      NET INVESTMENT                     OPERATING
                                                            EXPENSES TO    INCOME/(LOSS) TO    PORTFOLIO      EXPENSES TO
                                                  TOTAL     AVERAGE NET      AVERAGE NET       TURNOVER         AVERAGE
                                                  RETURN      ASSETS            ASSETS           RATE         NET ASSETS
                                                  -------------------------------------------------------------------------
INTERMEDIATE BOND MASTER PORTFOLIO:
Year ended 3/31/2005............................  (0.51)%      0.42%(a)          3.39%              49%          0.46%(a)
Year ended 3/31/2004............................   4.66        0.46(a)(b)        3.10              200           0.47(a)
Year ended 3/31/2003............................  10.85        0.47(a)(b)        3.70              122           0.47(a)
Year ended 3/31/2002............................   4.33        0.49(a)(b)        5.24              228           0.49(a)
Year ended 3/31/2001............................     --(c)     0.45(a)           6.61              118           0.46(a)
HIGH YIELD BOND MASTER PORTFOLIO:
Year ended 3/31/2005............................   7.99%       0.61%(a)          7.33%              33%          0.61%(a)
Year ended 3/31/2004............................  25.53        0.61(a)           7.85               51           0.61(a)
Year ended 3/31/2003............................   6.47        0.62(a)           9.76               50           0.62(a)
Year ended 3/31/2002............................   6.33        0.65(a)(b)        9.93               64           0.65(a)
Year ended 3/31/2001............................     --(c)     0.71             11.14               63           0.72

---------------

(a)The effect of the custodial expense offset (See Note 3) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)Total return not required for periods indicated.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the March 31, 2005, the Master Trust offered twelve separate portfolios. These financial statements pertain only to the following portfolios (each a "Master Portfolio" and collectively, the "Master Portfolios"):

                           Intermediate Bond Master Portfolio
                           High Yield Bond Master Portfolio

Financial statements for the other portfolios of the Master Trust are presented under separate cover. The following investors were invested in the Master Portfolios at March 31, 2005:

INTERMEDIATE BOND MASTER PORTFOLIO:
Nations Intermediate Bond Fund..............................  96.7%
Nations Intermediate Bond Fund (Offshore)...................   3.3%
HIGH YIELD BOND MASTER PORTFOLIO:
Nations High Yield Bond Fund................................  94.0%
Nations High Yield Bond Fund (Offshore).....................   6.0%

Certain Master Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Master Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Yield Bond Master Portfolio principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: The Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the portfolio's return. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation

NATIONS MASTER INVESTMENT TRUST
margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Intermediate Bond Master Portfolio may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Master Portfolio may use such options on futures contracts in connection with its hedging strategies and for the purpose of yield enhancement in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures.

The Master Portfolio may write covered call options and put options on securities in which it is permitted to invest from time to time in seeking to attain the Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolio may also write combinations of covered puts and calls on the same underlying security. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolio typically receives a premium from writing a put or call option, which would increase the Master Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Master Portfolio assumes the risk that it may be required to purchase the underlying security.

The Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

NATIONS MASTER INVESTMENT TRUST

Forward foreign currency transactions: Generally, a Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment advisor or sub-advisor believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Master Portfolios may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Master Portfolios had invested directly in the asset that yielded the desired return. Swaps involve the exchange by the Master Portfolios with another party of their respective commitments to pay or receive interest, effective return, or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Master Portfolio's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Master Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Master Portfolio will succeed in pursuing contractual remedies. A Master Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Repurchase agreements: Each Master Portfolio may engage in repurchase transactions with institutions that the Fund's investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period which the Funds seek to assert their rights.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Master Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the

NATIONS MASTER INVESTMENT TRUST
amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The High Yield Bond Master Portfolio may invest in loan participations, loan commitments and bridge loans. Loan commitments, loan participations and bridge loans are agreements to make money available to a broker in a specific amount at a specific time. As a result, the Master Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Master Portfolio and the Borrower ("Intermediate Participants").

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Master Portfolio.

Indemnification: In the normal course of business, each Master Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Master Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolios. Effective December 1, 2004, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                           FEES ON AVERAGE    FEES ON AVERAGE      FEES ON AVERAGE      FEES ON AVERAGE     FEES ON AVERAGE
                             NET ASSETS          NET ASSETS           NET ASSETS           NET ASSETS         NET ASSETS
                                FIRST         $500 MILLION TO       $1 BILLION TO       $1.5 BILLION TO      $3 BILLION TO
                            $500 MILLION         $1 BILLION          $1.5 BILLION          $3 BILLION         $6 BILLION
                           ------------------------------------------------------------------------------------------------
Intermediate Bond Master       0.40%               0.35%                0.32%                0.29%              0.28%
  Portfolio..............
High Yield Bond Master         0.55%               0.52%                0.49%                0.46%              0.46%
  Portfolio..............

                           FEES ON AVERAGE
                             NET ASSETS
                                OVER
                             $6 BILLION
                           ---------------
Intermediate Bond Master       0.27%
  Portfolio..............
High Yield Bond Master         0.46%
  Portfolio..............

Prior to December 1, 2004, BACAP received a monthly investment advisory fee based on the average daily net assets of each of the Portfolios at the following annual rates:

                                                              ANNUAL RATE
                                                              -----------
Intermediate Bond Master Portfolio..........................     0.40%
High Yield Bond Master Portfolio............................     0.55%

NATIONS MASTER INVESTMENT TRUST

For the year ended March 31, 2005, the effective investment advisory fee rates for the Intermediate Bond and High Yield Bond Master Portfolios were 0.40% and 0.55%, respectively.

The Master Trust has, on behalf of the High Yield Bond Master Portfolio, entered into a sub-advisory agreement with BACAP and MacKay Shields LLC ("MacKay Shields"). Pursuant to the sub-advisory agreement, MacKay Shields is entitled to receive a sub-advisory fee from BACAP based on the Master Portfolio's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                                      ANNUAL RATE
-------------------------------------------------------------------------
First $100 million..........................................     0.400%
Next $100 million...........................................     0.375%
Over $200 million...........................................     0.350%

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Effective December 1, 2004, BACAP Distributors is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.05% of the High Yield Bond Master Portfolio's average daily net assets. BACAP Distributors does not receive a fee from the Intermediate Bond Portfolio for its administrative services.

Prior to December 1, 2004, BACAP Distributors was entitled to receive an administration fee at the annual rate of 0.05% of the Intermediate Bond and High Yield Bond Master Portfolios' average daily net assets. BACAP Distributors waived all of it administration fees for the Intermediate Bond Master Portfolio.

For the year ended March 31, 2005, the effective administration fee rates for the Intermediate Bond and High Yield Bond Master Portfolios were 0.04% and 0.05%, respectively.

The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors.

BNY serves as the custodian of the Master Trust's assets.

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

The Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolios. For the year ended March 31, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                               ADVISORY FEES      ADMINISTRATION FEES
                                                                 (EARNED BY           (EARNED BY
                                                                   BACAP)         BACAP DISTRIBUTORS)
                                                                   (000)                 (000)
                                                              ---------------------------------------
Intermediate Bond Master Portfolio..........................        $ 19                  $10
High Yield Bond Master Portfolio............................         133                   68

NATIONS MASTER INVESTMENT TRUST

3.  TOTAL OPERATING EXPENSE LIMITATIONS

Each Master Portfolio has an agreement with BNY under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

4.  FEDERAL TAX INFORMATION

Unrealized appreciation and depreciation at March 31, 2005, based on cost of investments for federal income tax purposes, was:

                                                                                               NET REALIZED
                                                               UNREALIZED      UNREALIZED      APPRECIATION
                                                              APPRECIATION    DEPRECIATION    (DEPRECIATION)*
                                                                 (000)           (000)             (000)
                                                              -----------------------------------------------
Intermediate Bond Master Portfolio..........................    $    --         $(4,357)          $(4,357)
High Yield Bond Master Portfolio............................     48,854              --            48,854

---------------

 *The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, income on defaulted securities and the realization for tax-purposes of unrealized gains/losses on certain forward foreign currency and futures contracts.

5.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2005 were as follows:

                                                              PURCHASES      SALES
                                                                (000)        (000)
                                                              ----------------------
Intermediate Bond Master Portfolio..........................  $ 148,190    $ 175,824
High Yield Bond Master Portfolio............................    345,658      618,022

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2005 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Intermediate Bond Master Portfolio..........................  $ 183,894    $222,445
High Yield Master Portfolio.................................         --          --

6.  FUTURES CONTRACTS

At March 31, 2005, the Intermediate Bond Master Portfolio had the following futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2005(a)..............................................     27             $2,975              $2,950               (25)
                                                                                                                        ----
  Total net unrealized appreciation.........................                                                            $(25)
                                                                                                                        ====

---------------

(a)Securities have been segregated as collateral for the Master Portfolio's open futures contracts.

NATIONS MASTER INVESTMENT TRUST

7.  WRITTEN OPTIONS

Written options for the Intermediate Bond Master Portfolio for the year ended March 31, 2005 aggregated the following:

                                                                            PREMIUM
                                                              NUMBER OF     RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS*     (000)
------------------------------------------------------------------------------------
Outstanding at March 31, 2004...............................      --          $--
Contracts opened............................................       2            7
Contracts closed............................................      --           --
Contracts expired...........................................      (2)          (7)
                                                                  --          ---
Outstanding at March 31, 2005...............................      --           --
                                                                  ==          ===

---------------

 *1 contract = $1,000,000 notional amount.

8.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2005, the following Funds had forward foreign currency contracts outstanding:

                                                           VALUE OF            VALUE OF
                                                        CONTRACT WHEN       CONTRACT WHEN        MARKET VALUE        UNREALIZED
                                                            OPENED              OPENED           OF CONTRACT       APPRECIATION/
                                                       (LOCAL CURRENCY)      (US DOLLARS)        (US DOLLARS)      (DEPRECIATION)
DESCRIPTION                       LOCAL CURRENCY            (000)               (000)               (000)              (000)
---------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND MASTER
CONTRACTS TO BUY
Expiring April 7, 2005......  Euro                           1,087               1,428               1,413              (15)
                                                                                                                        ---
Net unrealized
  depreciation..............                                                                                            (15)
                                                                                                                        ---
CONTRACTS TO SELL
Expiring April 7, 2005......  Canadian Dollar               (4,959)             (4,010)             (4,098)             (88)
Expiring April 7, 2005......  Euro                         (10,229)            (13,478)            (13,295)             183
Expiring April 7, 2005......  British Pound Sterling          (601)             (1,121)             (1,135)             (14)
                                                                                                                        ---
Net unrealized
  appreciation..............                                                                                             81
                                                                                                                        ---
Total net unrealized
  appreciation..............                                                                                             66
                                                                                                                        ===

9.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Master Portfolios had no borrowings outstanding at March 31, 2005. During the year ended March 31, 2005, borrowings by the Master Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
High Yield Bond Master Portfolio............................      $71           1.49%

---------------

 *The average amount outstanding was based on daily balances in the period over 365 days.

NATIONS MASTER INVESTMENT TRUST

10.  SECURITIES LENDING

Under an agreement with BNY, the Funds may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

At March 31, 2005, the following Master Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
                                                                    (000)              (000)
                                                              ----------------------------------
Intermediate Bond Master Portfolio..........................      $109,999           $121,676
High Yield Bond Master Portfolio............................       127,153            134,553

11.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Master Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The following securities are considered restricted as to resale at March 31, 2005 for the Intermediate Bond and High Yield Bond Master Portfolios.

Intermediate Bond Master Portfolio

                                                                                  ACQUISITION   MARKET VALUE   PERCENTAGE
                                                                                     COST         3/31/05        OF NET
SECURITY                                                      ACQUISITION DATE       (000)         (000)         ASSETS
-------------------------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Series 1998-1, Class 2, Interest Only
  0.448% 09/15/27...........................................      05/18/98            281          $  141         0.02%
Vendee Mortgage Trust, Series 1998-3, Class 1, Interest Only
  0.305% 03/15/29...........................................      09/16/98            186             122         0.02

High Yield Bond Master Portfolio

                                                                                  ACQUISITION   MARKET VALUE   PERCENTAGE
                                                                 ACQUISITION         COST         3/31/05        OF NET
SECURITY                                                            DATE             (000)         (000)         ASSETS
-------------------------------------------------------------------------------------------------------------------------
ACP Holding Co., Common Stock...............................  10/17/03-11/6/03         185          1,441         0.13
Fountain View, Inc., Common Stock...........................      09/03/03              --*             2           --**
Gilroy Receivable Asset Trust...............................      10/20/03           6,745          6,756         0.62
Globix Corp. ...............................................  10/14/02-05/1/04         348            414         0.04
Globix Corp., Common Stock..................................  10/14/02-03/8/05         268            515         0.05
Haights Cross Communications, Inc., Warrants................      01/15/04              --*            --*          --**
Haights Cross Communications, Inc., Preferred Stock.........      01/15/04           2,838          3,386         0.31
Haights Cross Communications, Inc., Preferred Warrants......      01/15/04              --             --           --**
ICO Global Communications Holdings, Inc., Common Stock......      03/16/00              61             22           --**
LNR Property Corp. .........................................      12/22/04           6,575          6,649         0.61
Neenah, Warrants............................................      10/17/03             730          1,479         0.14
Neon Communications, Inc., Warrants.........................      09/11/03             244              3           --**
Neon Communications, Inc., Preferred Stock..................      12/04/02             338            337         0.03
Neon Communications, Inc., Common Stock.....................  09/11/03-03/28/05        246            532         0.05
Neon Communications, Inc., Preferred Warrants...............      01/03/03             180              2           --**
ONO Finance, Warrant........................................      07/18/01             181             --*          --**
Quadramed Corp., Common Stock...............................      04/26/04             541            740         0.07

NATIONS MASTER INVESTMENT TRUST

                                                                                  ACQUISITION   MARKET VALUE   PERCENTAGE
                                                                 ACQUISITION         COST         3/31/05        OF NET
SECURITY                                                            DATE             (000)         (000)         ASSETS
-------------------------------------------------------------------------------------------------------------------------
Quadramed Corp., Preferred..................................      06/16/04           5,423          3,905         0.36
Salton SEA Funding..........................................      01/22/01              87             94         0.01
Salton SEA Funding..........................................       02/7/05               3              3           --**
Thermadyne Holdings Corp., Common Stock.....................      09/25/03           1,822          1,929         0.18
Thermadyne Holdings Corp., Warrants.........................  03/01/01-09/25/03         --*            --*          --**
UbiquiTel, Inc., Warrants...................................      07/10/00              10             --*          --**
United Artists Theatre Circuit, Inc. .......................  11/27/00-04/20/01        321            412         0.04
Ziff Davis Holdings, Inc. ..................................      12/06/02              --*           227         0.02

---------------

 *Amount represents less than $500.

**Amount represents less than 0.1%.

12.  COMMITMENTS AND CONTINGENCIES

As of March 31, 2005, the High Yield Bond Master Portfolio had unfunded loan commitments pursuant to the following loan agreements:

                                                               UNFUNDED
                                                              COMMITMENT
BORROWER                                                        (000)
------------------------------------------------------------------------
Foster Wheeler LLC..........................................   $ 7,350
Mirant Revolving Credit Corp. ..............................       876
Movie Gallery, Inc. ........................................     2,190
Satbirds Capital Participations, S.C.A. ....................     6,411
Telecordia Technologies, Inc. ..............................     3,000
Warner Chilcott Company, Inc. ..............................       331
                                                               -------
Total.......................................................   $20,158
                                                               =======

13.  CONTINGENCIES AND OTHER EVENTS

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors,
Inc. -- the investment advisor to and distributor of the Columbia Funds, respectively, -- to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by

NATIONS MASTER INVESTMENT TRUST

BAS. At this time, the distribution plan is still under development. As such, any gain to the Nations Funds or their shareholders can not currently be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of Nations Funds Trust against BAC and others that asserts claims under the federal securities laws and state common law. The MDL is ongoing. The Master Portfolios are not currently named as defendants in the MDL. The Master Portfolios can not predict if they will be added as parties to the MDL, and if they are added, whether the litigation will have any impact on them.

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2005

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Indefinite term;     Managing Director -- E.J. Boudreau &      75
Age: 60                  Trustee since 2005   Associates (consulting), through
Trustee                                       current; Chairman and Chief
                                              Executive Officer -- John Hancock
                                              Funds (mutual funds), 1989 through
                                              2000.
William P. Carmichael    Indefinite term;     Retired; Senior Managing                  75
Age: 60                  Trustee since 1999   Director -- The Succession Fund (a
Trustee and Chairman of                       company formed to advise and buy
the Board                                     family owned companies) from 1998
                                              through April 2001.
William A. Hawkins       Indefinite term;     President, Retail Banking -- IndyMac      75
Age: 63                  Trustee since 2005   Bancorp, Inc., September 1999
Trustee                                       through August 2003.
R. Glenn Hilliard        Indefinite term;     Chairman and Chief Executive              75
Age: 65                  Trustee since 2005   Officer -- Hilliard Group LLC
Trustee                                       (investing and consulting), April
                                              2003 through current; Chairman and
                                              Chief Executive Officer -- ING
                                              America (financial services),
                                              1999 -- April 2003; and Executive
                                              Chairman -- Conseco, Inc.
                                              (insurance), Sept 2004 through
                                              current.
Minor M. Shaw            Indefinite term;     President -- Micco Corporation and        75
Age: 56                  Trustee since 2003   Mickel Investment Group.
Trustee


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
INDEPENDENT TRUSTEES
Edward J. Boudreau, Jr.  Director -- The Museum of Science,
Age: 60                  Boston; Advisory Board Member --
Trustee                  Perennial Capital Advisors.

William P. Carmichael    Director -- Cobra Electronics
Age: 60                  Corporation (electronic equipment
Trustee and Chairman of  manufacturer), Rayovac Corp.
the Board                (batteries) and The Finish Line
                         (apparel).
William A. Hawkins       Vice Chairman -- San Gabriel Red
Age: 63                  Cross; Director -- Leadership
Trustee                  Pasadena; Director -- Operation
                         Hope; Trustee -- The Chandler
                         School.
R. Glenn Hilliard        Director -- Conseco, Inc.
Age: 65                  (insurance); Non-Executive
Trustee                  Director -- Alea Group Holding
                         (Bermuda), Ltd. (insurance).

Minor M. Shaw            Chairman -- Wofford College Board of
Age: 56                  Trustees; Chairman and
Trustee                  Trustee -- The Daniel-Mickel
                         Foundation of South Carolina;
                         Vice-Chairman and Trustee --
                         Greenville-Spartanburg Airport
                         Commission and Duke Endowment;
                         Trustee -- The Hollingsworth Funds,
                         The Belle Baruch Foundation and the
                         South Carolina Foundation for
                         Independent Colleges;
                         Chair-Elect -- Urban League of the
                         Upstate; Board Member -- United Way
                         of Greenville County; Vice-Chair --
                         Greenville Chamber of Commerce;
                         Board Member -- United Way of South
                         Carolina.

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
PRINCIPAL OFFICERS
Christopher L. Wilson    Indefinite term:     Head of Mutual Funds since August,        n/a
Age: 47                  President (since     2004 and Senior Vice President of
                         2004)                the Advisor since January, 2005;
                                              President of the Columbia Funds,
                                              Liberty Funds and Stein Roe Funds
                                              since October, 2004; President and
                                              Chief Executive Officer of the
                                              Nations Funds since January, 2005;
                                              President of the Galaxy Funds since
                                              April 2005; Director of Bank of
                                              America Global Liquidity Funds, plc
                                              since May 2005; Director of Banc of
                                              America Capital Management
                                              (Ireland), Limited since May 2005;
                                              Senior Vice President of BACAP
                                              Distributors LLC since January,
                                              2005; Director of FIM Funding, Inc.
                                              since January, 2005; Senior Vice
                                              President of Columbia Funds
                                              Distributor, Inc. since January,
                                              2005; Director of Columbia Funds
                                              Services, Inc. since January, 2005
                                              (formerly President and Chief
                                              Executive Officer, CDC IXIS Asset
                                              Management Services, Inc. from
                                              September, 1998 to August, 2004).
J. Kevin Connaughton     Indefinite term:     Treasurer of the Columbia Funds           n/a
(Age 40)                 Treasurer (since     since October, 2003 and of the
Treasurer                2000)                Liberty Funds, Stein Roe Funds and
                                              All-Star Funds since December, 2000;
                                              Vice President of the Advisor since
                                              April, 2003 (formerly President of
                                              the Columbia Funds, Liberty Funds
                                              and Stein Roe Funds from February,
                                              2004 to October, 2004; Chief
                                              Accounting Officer and Controller of
                                              the Liberty Funds and All-Star Funds
                                              from February, 1998 to October,
                                              2000); Treasurer of the Galaxy Funds
                                              since September, 2002 (formerly
                                              Treasurer from December, 2002 to
                                              December, 2004 and President from
                                              February, 2004 to December, 2004 of
                                              the Columbia Management
                                              Multi-Strategy Hedge Fund, LLC; Vice
                                              President of Colonial Management
                                              Associates, Inc. from February, 1998
                                              to October, 2000).
Mary Joan Hoene          Indefinite term:     Senior Vice President and Chief           n/a
(Age 54)                 Senior Vice          Compliance Officer of the Columbia
                         President and        Funds, Liberty Funds, Stein Roe
                         Chief Compliance     Funds and All-Star Funds since
                         Officer (since       August, 2004 (formerly Partner,
                         2004)                Carter, Ledyard & Milburn LLP from
                                              January, 2001 to August, 2004;
                                              Counsel, Carter, Ledyard & Milburn
                                              LLP from November, 1999 to December,
                                              2000; Vice President and Counsel,
                                              Equitable Life Assurance Society of
                                              the United States from April, 1998
                                              to November, 1999).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson                    n/a
Age: 47
J. Kevin Connaughton                     n/a
(Age 40)
Treasurer
Mary Joan Hoene                          n/a
(Age 54)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                         TERM OF OFFICE AND                                            FUND
NAME, AGE AND POSITION     LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING       COMPLEX
HELD WITH THE TRUST            SERVED                 THE PAST FIVE YEARS            OVERSEEN
----------------------   ------------------   ------------------------------------   ---------
Michael G. Clarke        Indefinite term:     Chief Accounting Officer of the           n/a
(Age 35)                 Chief Accounting     Columbia Funds, Liberty Funds, Stein
                         Officer (since       Roe Funds and All-Star Funds since
                         2004)                October, 2004 (formerly Controller
                                              of the Columbia Funds, Liberty
                                              Funds, Stein Roe Funds and All-Star
                                              Funds from May, 2004 to October,
                                              2004; Assistant Treasurer from June,
                                              2002 to May, 2004; Vice President,
                                              Product Strategy & Development of
                                              the Liberty Funds and Stein Roe
                                              Funds from February, 2001 to June,
                                              2002; Assistant Treasurer of the
                                              Liberty Funds, Stein Roe Funds and
                                              the All-Star Funds from August, 1999
                                              to February, 2001; Audit Manager,
                                              Deloitte & Toche LLP from May, 1997
                                              to August, 1999).
Jeffrey R. Coleman       Indefinite term:     Controller of the Columbia Funds,         n/a
(Age 35)                 Controller (since    Liberty Funds, Stein Roe Funds and
                         2004)                All-Star Funds since October, 2004
                                              (formerly Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Deputy Treasurer of the CDC Nvest
                                              Funds and Loomis Sayles Funds from
                                              February, 2003 to September, 2004;
                                              Assistant Vice President of CDC IXIS
                                              Asset Management Services, Inc. and
                                              Assistant Treasurer of the CDC Nvest
                                              Funds from August, 2000 to February,
                                              2003; Tax Manager of PFPC, Inc. from
                                              November, 1996 to August, 2000).
R. Scott Henderson       Indefinite term:     Secretary of the Columbia Funds,          n/a
(Age 45)                 Secretary (since     Liberty Funds and Stein Roe Funds
                         2004)                since December, 2004 (formerly Of
                                              Counsel, Bingham McCutchen from
                                              April, 2001 to September, 2004;
                                              Executive Director and General
                                              Counsel, Massachusetts Pension
                                              Reserves Investment Management Board
                                              from September, 1997 to March,
                                              2001).


NAME, AGE AND POSITION
HELD WITH THE TRUST      OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------   ------------------------------------
Michael G. Clarke                        n/a
(Age 35)
Jeffrey R. Coleman                       n/a
(Age 35)
R. Scott Henderson                       n/a
(Age 45)

---------------

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

NATIONS FUNDS

 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY
 AGREEMENTS: (UNAUDITED)


Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Boards of Trustees (the "Boards") of Nations Funds Trust and Nations Master Investment Trust, including a majority of the Trustees who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trusts, as defined in the 1940 Act (the "Independent Trustees"), will annually review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Boards reviewed and re-approved, during the most recent six months covered by this report: (i) investment advisory agreements with Banc of America Capital Management, LLC ("BACAP") for Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Intermediate Bond Master Portfolio, Nations Bond Fund, Nations Strategic Income Fund and Nations High Yield Bond Master Portfolio; and (ii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields" or the "Sub-Adviser") for Nations High Yield Bond Master Portfolio. The investment advisory agreements with BACAP and the investment sub-advisory agreement with MacKay Shields are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The funds and master portfolios identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 17-18, 2004, the Boards, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of BACAP and the Sub-Adviser and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Boards received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by BACAP and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for BACAP and the Sub-Adviser were provided to the Boards, as were responses of BACAP and the Sub-Adviser to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Boards reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Funds by, investment personnel of BACAP and the Sub-Adviser. In this regard, the Boards specifically reviewed the qualifications, backgrounds and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management services for the Funds.

In addition, the Boards received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Funds, BACAP and the Sub-Adviser. The Boards considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Boards also considered the Funds' Chief Compliance Officer's report and recommendations.

The Boards evaluated the ability of BACAP and the Sub-Adviser, including their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this connection, the Boards considered information regarding BACAP's compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans. In addition, the Boards considered the effects of recent and anticipated hirings and departures of personnel in light of the merger of Bank of America Corporation and FleetBoston Financial Corporation.

Based on the above factors, together with those referenced below, the Boards concluded that they were generally satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by BACAP and the Sub-Adviser.

Fund Performance and Expenses

The Boards considered the one-year, three-year, five-year and ten-year performance results for each of the Funds, as relevant. They also considered these results in comparison to the performance results of the group of funds that was

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)


determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. For certain Funds, Lipper determined that the composition of the Universe for performance would differ from that of expenses to provide a more accurate basis of comparison. The Boards were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe.

The Boards also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses. Based on these comparisons and expense and performance rankings of each Fund in the Lipper data, BACAP apprised the Boards of individual characteristics (such as: poor rankings in terms of overall expense or management fees, maintaining poor performance or demonstrating a combination of below average to poor performance while maintaining below average or poor expense rankings) of any Fund that they believed may warrant further investigation by the Boards (denoted by an overall "negative" ranking for the Fund in question) and accordingly determined an overall score for each Fund.

The Boards considered the projected impact on expenses of the Funds resulting from the overall cost reductions that management anticipated would result from the proposed shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Boards also considered projected savings to the Funds that would result from certain modifications in soft dollar arrangements.

The Boards noted that the performance of the Funds, except Nations Strategic Income Fund, was better than, or not substantially below, each Fund's Peer Group median overall performance and did not necessitate any significant additional review.

The Nations Funds Trust Board noted that Nations Strategic Income Fund required additional review as a result of its 5th quintile performance against its Universe in the three-year period. In addition, the Board noted that the Fund underwent a management change on October 13, 2004 and that under its previous manager, the Fund was underweighted in the high yield and non-U.S. sectors, as well as in foreign currency exposure relative to its multi-sector peers. The Board also noted that the new management had begun repositioning the Fund within prospectus guidelines to more closely resemble its multi-sector peers. In addition, the Board considered that total expenses for the Fund were in the 1st quintile of its Peer Group.

The Boards received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. They also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. The Boards noted that the overall expense ratios of the Funds were lower than, or not appreciably above, each Fund's Peer Group's median total expense ratio and did not require significant additional consideration by the Boards.

Management also discussed the Lipper data and rankings, and other relevant information, for each Fund. Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for each Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Boards reviewed and considered the proposed contractual investment advisory fee rates, combined with the administration fee rates, payable by the Funds to BACAP for investment advisory services (the "Advisory Agreement Rates"). The Boards also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by BACAP to the Sub-Adviser for investment sub-advisory services. In addition, the Boards reviewed and considered the proposed fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)


Advisory Rates"). The Boards noted that, on a complex-wide basis, BACAP and Columbia Management Advisors, Inc. ("Columbia") were proposing to reduce annual investment advisory and administration fees by $32 million per year pursuant to an agreement in principle entered into with the New York Attorney General ("NYAG") on March 15, 2004 to settle a civil complaint filed by the NYAG against BACAP and certain of its affiliates relating to trading in mutual fund shares. At the November meetings, the Boards also considered and approved BACAP's proposal to implement a standardized breakpoint schedule for combined advisory and administrative fees for the majority of the funds of the same general asset type on a complex-wide basis. The Boards also considered the reduction in the advisory agreement rates for certain individual Funds that would result from the fee reductions and adoption of a standardized breakpoint schedule.

Additionally, the Boards received and afforded specific attention to information comparing the Net Advisory Rates with those of the other funds in their respective Peer Groups. The Boards concluded that the respective Net Advisory Rates for the Funds, except Nations High Yield Bond Master Portfolio, were lower than, or not appreciably higher than, the median rates of each Fund's Peer Group and did not warrant significant additional consideration.

The Nations Master Investment Trust Board noted that the Advisory Agreement Rate and Net Advisory Rate for Nations High Yield Bond Master Portfolio required additional review as they were appreciably above the median rates of the Fund's Peer Group with a 5th quintile rating in contractual and actual management fees. However, the Board considered that the total expense ratio for the Fund was consistent with that of the other funds in its Peer Group and within a reasonable range of the median overall expense ratio for its Peer Group. In addition, the Board considered that the Fund held the top performance ranking in its Peer Group for the one- and three-year periods. The Board concluded that these and other factors supported the Advisory Agreement Rates and the Net Advisory Rates, and approved the Advisory Agreements for all of the Funds.

With regard to the Nations High Yield Bond Master Portfolio, the Nations Master Investment Trust Board also reviewed the Sub-Advisory Agreement Rate charged by MacKay Shields, which serves as Sub-Adviser to the Nations High Yield Bond Master Portfolio. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Profitability

The Boards received and considered a detailed profitability analysis of BACAP based on the Advisory Agreement Rates and the Net Advisory Rates, as well as on other relationships between the Funds and BACAP and its affiliates. The Boards concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that BACAP and its affiliates received with regard to providing these services to the Funds were not unreasonable.

The Nations Master Investment Trust Board received and considered consolidated financial statements regarding the profitability of MacKay Shields based on the Sub-Advisory Fee Rate, as well as on other relationships between the Fund and MacKay Shields and its affiliates. The Board observed the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to MacKay Shields by BACAP and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that MacKay Shields and its affiliates received with regard to providing these services to the Funds were not unreasonable.

Economies of Scale

The Boards received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Boards concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through the newly-approved Advisory Agreement Rate breakpoints effective December 1, 2004.

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)


The Nations Funds Trust Board did not approve such breakpoints for Nations Short-Term Income Fund. However, the Board considered the Advisory Agreement Rate of the Fund and concluded that the fees were fair and equitable based on relevant factors, including the Fund's performance results.

The Nations Master Investment Trust Board did not receive information regarding any economies of scale of unaffiliated sub-advisers given that the sub-advisory fees are paid to the Sub-Adviser by BACAP and not directly by the Funds, and that the Board separately determined that the Advisory Agreement Rate for the sub-advised Fund was fair and equitable. It also noted that shareholders would receive benefits from any economies of scale through breakpoints in the Advisory Agreement Rates (except for Nations Short-Term Income Fund, whose Advisory Agreement Rate did not offer breakpoints).

The Boards acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards' understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients

The Boards also received and considered information about the nature, extent and quality of services and fee rates offered by BACAP and the Sub-Adviser to their other clients, including other registered investment companies and institutional investors. The Boards concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rate and the Net Advisory Rates were within a reasonable range of the fee rates offered to other BACAP and Sub-Adviser clients. Where rates offered to other clients of BACAP were appreciably lower, the Boards concluded, based on information provided by BACAP, that the costs associated with managing and operating a registered open-end fund, compared with an institutional investor account, provided a justification for the higher fee rates charged to the Funds.

Other Benefits to BACAP and the Sub-Adviser

The Boards received and considered information regarding potential "fall-out" or ancillary benefits received by BACAP and its affiliates and the Sub-Adviser as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of BACAP and the Sub-Adviser with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in the business of BACAP and the Sub-Adviser as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by BACAP and its affiliates or the Sub-Adviser and its affiliates).

The Boards also considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, including whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Boards also reviewed the respective policies of BACAP and the Sub-Adviser regarding the allocation of portfolio investment opportunities among the Funds and other clients.

Other Factors and Broader Review

The Boards also considered the markets for the Funds, including the principal channels through which the Funds' shares are offered and sold. The Boards noted that the Funds in the Nations Funds complex are generally utilized primarily by fiduciary accounts, over many of which Bank of America, N.A. and its affiliates exercise discretionary authority.

As discussed above, the Boards review detailed materials received from BACAP and the Sub-Adviser annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Boards also regularly review and assess the quality of the services that the Funds receive throughout the year. In this regard, the Boards review reports of BACAP and the Sub-Adviser at least in each of their quarterly meetings, which include, among other things, a detailed portfolio review

NATIONS FUNDS



 BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)


and detailed fund performance reports. In addition, the Boards interview the portfolio managers of the Funds at various times throughout the year.

After considering the above-described factors and based on the deliberations and their evaluation of the information provided to them, the Boards concluded that re-approval of the Advisory Agreements for each of the Funds was in the best interest of the Funds and their shareholders. Accordingly, the Boards unanimously re-approved the Advisory Agreements.

NATIONS FUNDS

  SHAREHOLDER MEETING RESULTS                                    (UNAUDITED)


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Funds Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 89,015,864,903 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR           WITHHELD
-------------------------------------------------------------------------------------------
Edward J. Boudreau, Jr. ....................................  60,106,221,350    182,307,606
William P. Carmichael.......................................  60,097,356,926    191,172,030
William A. Hawkins..........................................  60,107,769,386    180,759,570
R. Glenn Hilliard...........................................  60,106,552,355    181,976,601
Minor M. Shaw...............................................  60,099,464,530    189,064,426


  SHAREHOLDER MEETING RESULTS                                    (UNAUDITED)


RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS

On March 17, 2005, a Special Meeting of Shareholders of the Nations Master Investment Trust (the "Trust") was held to conduct a vote for or against the approval of the following Item on the Trust's Proxy Statement for said Meeting. On December 17, 2004, the record date of the Meeting, the Trust had 996,970,350 shares outstanding. The votes cast were as follows:

PROPOSAL 1.

ELECTION OF TRUSTEES:                                              FOR           WITHHELD
-------------------------------------------------------------------------------------------
Edward J. Boudreau, Jr. ....................................     911,066,248      4,746,035
William P. Carmichael.......................................     911,023,809      4,788,474
William A. Hawkins..........................................     911,084,335      4,727,928
R. Glenn Hilliard...........................................     911,060,388      4,751,895
Minor M. Shaw...............................................     911,038,474      4,773,809





THE NATIONS FUNDS                                                               HIGHER RISK/REWARD POTENTIAL
FAMILY OF FUNDS
THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT                                                                      INTERNATIONAL/
                                                                                                        GLOBAL
WITHIN EACH CATEGORY,                                                                                   FUNDS
THE FUNDS ARE LISTED FROM
AGGRESSIVE TO CONSERVATIVE.
                                                                                   EQUITY               Nations Marsico
                                                                                   FUNDS                International
                                                        FIXED                                           Opportunities Fund
                                                        INCOME
                                                        FUNDS                      GROWTH FUNDS         Nations International
                               MONEY                                                                    Equity Fund
                               MARKET                                              Nations Small
                               FUNDS                    TAXABLE                    Company Fund         Nations International
                                                        INCOME FUNDS                                    Value Fund
                                                                                   Nations Marsico
                               Nations Cash             Nations High Yield         21st Century Fund    Nations Global
                               Reserves                 Bond Fund                                       Value Fund
                                                                                   Nations MidCap
                               Nations Money            Nations Strategic          Growth Fund
                               Market Reserves          Income Fund
                                                                                   Nations Marsico
LOWER RISK/REWARD POTENTIAL    Nations Government       Nations Bond Fund          Focused Equities
                               Reserves                                            Fund
                                                        Nations Intermediate
                               Nations Treasury         Bond Fund                  Nations Marsico
                               Reserves                                            Growth Fund
                                                        Nations Government
                               Nations Tax-Exempt       Securities Fund
                               Reserves                                            BLEND FUNDS          SPECIALTY FUNDS
                                                        Nations Short-
                               Nations Municipal        Intermediate               Nations Asset
                               Reserves                 Government Fund            Allocation Fund      INDEX FUNDS

                               Nations California       Nations Short-Term         Nations Strategic    Nations SmallCap Index Fund
                               Tax-Exempt Reserves      Income Fund                Growth Fund
                                                                                                        Nations MidCap Index Fund
                               Nations New York
                               Tax-Exempt Reserves      TAX-EXEMPT                 VALUE FUNDS          Nations LargeCap Index Fund
                                                        INCOME FUNDS
                                                                                   Nations SmallCap     Nations LargeCap Enhanced
                                                        Nations Municipal          Value Fund           Core Fund
                                                        Income Fund
                                                                                   Nations MidCap
                                                        Nations State-Specific     Value Fund           ASSET ALLOCATION
                                                        Long-Term Municipal                             PORTFOLIOS
                                                        Bond Funds (CA, FL)        Nations Value Fund
                                                                                                        Nations LifeGoal
                                                        Nations Intermediate                            Growth Portfolio
                                                        Municipal Bond Fund
                                                                                                        Nations LifeGoal Balanced
                                                        Nations State-Specific                          Growth Portfolio
                                                        Intermediate Municipal
                                                        Bond Funds (CA, FL,                             Nations LifeGoal Income and
                                                        GA, KS, MD, NC, SC,                             Growth Portfolio
                                                        TN, TX, VA)
                                                                                                        Nations LifeGoal
                                                        Nations Short-Term                              Income Portfolio
                                                        Municipal Income Fund

                                                                                                        OTHER SPECIALTY FUNDS

                                                                                                        Nations Convertible
                                                                                                        Securities Fund

NF-02/053V-0405 (05/05) 05/5866

ITEM 2. CODE OF ETHICS.

      (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

      (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is considered independent. Mr. Carmichael is an "independent" trustee (i.e., he is not an interested person of the registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the registrant, other than in his capacity as a Trustee).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing, as well as the series of the registrant whose reports to stockholders would have been included in this filing had they not been merged or liquidated during the period.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

  2005         2004
$184,300     $205,800

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

  2005       2004
$31,600       $0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. Audit-Related Fees in fiscal year 2005 include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

  2005         2004
$52,000      $47,300

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2005 and March 31, 2004 are approximately as follows:

2005      2004
$0       $5,000

In 2004 the independent accountant presented continuing education classes at a cost of $5,000.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee of the registrant has adopted a formal policy which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve services rendered by the principal accountant. The Audit Committee is required to pre-approve all audit and non-audit services rendered by the principal accountant to the Funds, and those non-audit services relating directly to the Funds' operations and financial reporting that are rendered by the principal accountant to the Funds' adviser or a control affiliate of the adviser (i.e., affiliates that provide ongoing services to the Funds).

Annual Pre-approval of audit and non-audit services

The Audit Committee pre-approves the following on an annual basis usually during the November board meeting:

-     amounts for the annual audit services.

-     amounts related to the annual tax services.

- separate amounts for "agreed upon procedures" and consultative type of work. More specifically, this would include agreed upon procedures relating to the Funds' accounting records and/or tax compliance in connections with mergers, in-kind contributions or redemptions and other Fund reorganizations, up to a maximum $50,000 per annum.

- Separate amounts for tax consultations, research and discussions relating to proposed new registered funds and existing funds. This includes advice regarding the tax consequences of proposed or actual fund transactions, tax reporting issues and assistance in responding to inquiries from tax authorities. This pre-approval is limited to engagements that are less than $10,000 individually and $50,000 in the aggregate.

- Consultations, research and discussion regarding accounting and auditing issues relating to new or existing Funds. This pre-approved is limited to engagements that are less than $10,000 individually and $25,000 in the aggregate.

- Continuing education seminars for Banc of America Capital Management (BACAP) personnel.

Management reviews these requested pre-approvals with the Audit Committee. At this meeting, the scope and fees related to the audit and tax services and also the requests for pre-approval for "agreed upon procedures" and other consultative work are reviewed.

Approval of additional non-audit services

To the extent that management requests that the principal accountant do additional work beyond the pre-approved amounts, the following will apply:

To the extent that management seeks approval of such services at a regularly scheduled board meeting, the following will apply:

      - The matter will be covered under an agenda item in the Audit Committee agenda. Management will review with the Audit Committee the dollar amount and the business reasons for the needed work. The appropriate representatives from the principal accountant will be present as needed by the Audit Committee.

To the extent that management is requesting approval between Board meetings, the following will apply:

      - If the request is for less than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include:

            -     The requested dollar amount.

            -     A detailed description of the work to be done.

            -     The business reasons for the needed work.

      - The Chairman will have the authority to approve or disapprove these non-audit fees. If the Chairman is unavailable to serve in this capacity, the Audit Committee has authorized an alternative member of the Audit Committee to approve or disapprove said fees. The Chairman also has the discretion to call a telephonic Audit Committee meeting if it is believed that the service raises issues where it is believed that the entire committee should discuss prior to approval.

            - To the extent that the Chairman approves such request, management and the Audit Committee Chairman / management will present to the full Board at the next regularly scheduled Board meeting.

            - If the request is for more than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include the requested dollar amount as well as a detailed description of the work to be done and the business reasons for the needed work. Management will then arrange for a telephonic Audit Committee meeting to discuss the request in more detail and to request the approval of the fees by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2005 and March 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended March 31, 2005 and March 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended March 31, 2005 and March 31, 2004, there were no Audit-Related Fees, Tax Fees or Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended March 31, 2005 and March 31, 2004 was zero.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

      (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Nations Master Investment Trust

By (Signature and Title) /S/ Christopher L. Wilson
                         -------------------------------------------
                         Christopher L. Wilson, President

Date June 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /S/ Christopher L. Wilson
                         -------------------------------------------
                         Christopher L. Wilson, President

Date June 9, 2005

By (Signature and Title) /S/ J. Kevin Connaughton
                         --------------------------------------------
                         J. Kevin Connaughton, Treasurer

Date June 9, 2005